UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22903

J.P. Morgan Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

J.P. Morgan Investment Management Inc.

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

With copies to:

Elizabeth A. Davin, Esq. JPMorgan Chase & Co. 1111 Polaris Parkway Columbus, OH 43240	Jon S. Rand, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036

Registrant’s telephone number, including area code: 1-844-457-6383

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2019 through February 29, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Exchange-Traded Funds

February 29, 2020

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

JPMorgan Core Plus Bond ETF

JPMorgan Corporate Bond Research Enhanced ETF

JPMorgan Global Bond Opportunities ETF

JPMorgan High Yield Research Enhanced ETF (formerly known as JPMorgan Disciplined High Yield ETF)

JPMorgan Municipal ETF

JPMorgan U.S. Aggregate Bond ETF

JPMorgan Ultra-Short Income ETF

JPMorgan Ultra-Short Municipal Income ETF

JPMorgan USD Emerging Markets Sovereign Bond ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan).

Alternatively, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

PRESIDENT’S LETTER

March 27, 2020

Dear Shareholder,

Amid an unprecedented global response to the COVID-19 pandemic, we at J.P. Morgan Asset Management sincerely hope that you and those you love are healthy and safe and that your community remains vigilant, resilient and supportive during this time of great uncertainty.

“We believe one of the greatest advantages we have is our global scale and international operations, giving us the ability to shift work and resources as needed.” - Joanna M. Gallegos

At JPMorgan Chase we have resiliency plans in place for various scenarios, and we have been reviewing and applying those plans as necessary. The firm is monitoring the COVID-19 situation closely, and we continue to implement protocols and processes in response to the spread of the virus. We continue to take steps based on recommendations from relevant authorities aimed at protecting our employees, clients and businesses.

We regularly plan and exercise against various events and coordinate closely with regulators, vendors and industry parties, among others, striving for seamless and consistent execution. Throughout each year, we test our resiliency capabilities and core functions. Past events, such as hurricanes or other emergencies, have helped to prepare us for rare events, including multi-day outages. Our technology teams and systems employ distributed operating models and our client services have extensive capabilities through multiple global call centers and an array of digital channels.

We believe one of the greatest advantages we have is our global scale and international operations, giving us the ability to shift work and resources as needed. Our follow-the-sun model for many of our core functions and worldwide locations means that we can serve clients around the clock, often via multiple sites simultaneously.

We want to reassure you that everyone at J.P. Morgan Asset Management is committing their energy, knowledge and resources to the crisis at hand and it is our deepest hope that together we remain healthy in all respects. Thank you for your continued trust in our firm.

Sincerely,

Joanna M. Gallegos

President, J.P. Morgan Exchange-Traded Funds

J.P Morgan Asset Management

1-844-4JPM-ETF or jpmorgan.com/etfs for more information

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	1

J.P. Morgan Exchange-Traded Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

Overall, interest rates declined during the reporting period amid slowing but still positive growth in the U.S. economy. Financial markets largely rallied in the first months of the reporting period, but investor concerns about slowing global economic growth and an increase in U.S.-China trade tensions drove an increase in market volatility and weighed down asset prices toward the middle of the period.

Amid market volatility, investors flocked to longer-dated U.S. Treasury bonds in August, which drove the yields on the 30-year U.S. Treasury bond below 2% for the first time. More notably, yields on 10-year U.S. Treasury bonds fell below yields on two-year U.S. Treasury bonds for the first time since 2007.

By late 2019 and into early 2020, financial markets strengthened on the back of positive developments in U.S.-China trade negotiations. However, in the final weeks of the reporting period those trade concerns were replaced by investor worries about the impact of COVID-19. Global bond and equity markets experienced sharp declines in late February 2020.

U.S. Treasury bonds generally benefitted as investors sought a perceived safe haven amid volatile markets. By the end of the reporting period, demand for 10-year Treasury bonds had pushed their yield to a record low 1.1%. For the twelve months ended February 29, 2020, the Bloomberg Barclays US Aggregate Index returned 11.68%.

2	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

FUND COMMENTARY

PERIOD MARCH 12, 2019 (FUND INCEPTION DATE) THROUGH FEBRUARY 29, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	5.93%
Market Price**	5.85%
Bloomberg Barclays Short-Term US Aggregate Bond Index	6.04%

Net Assets as of 2/29/2020	$37,495,084
Duration as of 2/29/2020	2.6 Years

INVESTMENT OBJECTIVE***

The JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Barclays Short-Term US Aggregate Bond Index (the “Underlying Index”).

INVESTMENT APPROACH

The Underlying Index, which includes bonds with remaining effective maturities between one and five years, is a subset of the Bloomberg Barclays US Aggregate Index which consists of U.S. dollar denominated investment-grade taxable bonds. Using a “passive” investment approach, the Fund attempts to replicate the Underlying Index as closely as possible and invests at least 80% of its assets in securities included in the Underlying Index.

HOW DID THE FUND PERFORM?

For the period from inception on March 12, 2019 to February 29, 2020, the Fund performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s exposure to U.S. Treasury bonds was a leading contributor to performance during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the U.S. Treasury and corporate bond sectors and the smallest allocations were to the securitized debt and government related bond sectors.

PORTFOLIO COMPOSITION****
U.S. Treasury Obligations	58.4%
Corporate Bonds	24.5
Mortgage-Backed Securities	6.7
Supranational	2.9
U.S. Government Agency Securities	2.4
Commercial Mortgage-Backed Securities	2.2
Foreign Government Securities	1.4
Asset-Backed Securities	1.1
Municipal Bonds	0.1
Short-Term Investments	0.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $25.86 as of February 29, 2020.
**	Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of February 29, 2020, the closing price was $25.84.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 29, 2020. The Fund’s composition is subject to change.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	3

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

FUND COMMENTARY

PERIOD MARCH 12, 2019 (FUND INCEPTION DATE) THROUGH FEBRUARY 29, 2020 (Unaudited) (continued)

TOTAL RETURNS AS OF FEBRUARY 29, 2020 (Unaudited)
	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
Net Asset Value	March 12, 2019	5.93%
Market Price		5.85%

LIFE OF FUND PERFORMANCE (3/12/19 TO 2/29/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on March 12, 2019.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and the Bloomberg Barclays Short-Term US Aggregate Bond Index from March 12, 2019 to February 29, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays Short-Term US Aggregate Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays Short-Term US Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

JPMorgan Core Plus Bond ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	11.22%
Market Price**	11.52%
Bloomberg Barclays US Aggregate Bond Index	11.68%

Net Assets as of 2/29/2020	$54,168,824
Duration as of 2/29/2020	5.9 Years

INVESTMENT OBJECTIVE***

The JPMorgan Core Plus Bond ETF (the “Fund”) seeks to provide a high level of current income by investing primarily in a diversified portfolio of high, medium and low-grade debt securities.

INVESTMENT APPROACH

The Fund invests primarily in investment grade bonds, with the flexibility to invest up to 35% in high yield debt (also known as “junk bonds”). Up to 35% of the Fund’s assets may be invested in foreign securities. The portfolio managers allocate the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Fund, the adviser looks for market sectors and securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, currency risk, legal provisions and the structure of the transactions.

HOW DID THE FUND PERFORM?

For the twelve months ended February 29, 2020, the Fund underperformed the Bloomberg Barclays US Aggregate Bond Index (the “Index”).

Relative to the Index, the Fund’s underweight position in investment grade credit detracted from performance. Agency mortgage-backed securities underperformed U.S. Treasury bonds and other taxable bond sectors for the reporting period, and the Fund’s overweight position in the sector for most of the period detracted from relative performance.

The Fund’s out-of-Index allocation to high yield corporate bonds was a leading contributor to relative performance. The Fund’s overweight position and security selection in short-dated securitized credit sectors, including asset-backed securities and commercial mortgage-backed securities also contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on security selection and relative value, which seeks to take advantage of pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers employed macro-economic analysis to determine asset allocations and positioning on the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers used bottom-up research and top-down macro perspective to construct a diversified portfolio of fixed income securities. As a result of this process, the Fund’s largest sector allocations at the end of the reporting period were to corporate bonds and mortgage-backed securities and its smallest allocations were to emerging markets debt and commercial mortgage-backed securities.

PORTFOLIO COMPOSITION****
Corporate Bonds	24.5%
Mortgage-Backed Securities	20.8
U.S. Treasury Obligations	15.0
Asset-Backed Securities	10.4
Collateralized Mortgage Obligations	5.5
Commercial Mortgage-Backed Securities	4.1
Others (each less than 1.0%)	0.1
Short-Term Investments	19.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $54.16 as of February 29, 2020.
**	Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of February 29, 2020, the closing price was $54.44.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 29, 2020. The Fund’s composition is subject to change.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	5

JPMorgan Core Plus Bond ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2020 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Core Plus Bond ETF
Net Asset Value	January 28, 2019	11.22%	11.29%
Market Price		11.52%	11.81%

LIFE OF FUND PERFORMANCE (1/28/19 TO 2/29/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on January 28, 2019.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Core Plus Bond ETF and the Bloomberg Barclays US Aggregate Index from January 28, 2019 to February 29, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays US Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays US Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

JPMorgan Corporate Bond Research Enhanced ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	15.72%
Market Price**	15.95%
Bloomberg Barclays US Corporate Bond Index	15.81%

Net Assets as of 2/29/2020	$35,170,394
Duration as of 2/29/2020	8.2 Years

INVESTMENT OBJECTIVE***

The JPMorgan Corporate Bond Research Enhanced ETF (the “Fund”) seeks to provide total return from a portfolio of investment grade corporate bonds.

INVESTMENT APPROACH

The Fund invests primarily in investment grade bonds and uses fundamental credit research for enhanced security selection and sector allocation. The Fund seeks to outperform the Bloomberg Barclays US Corporate Bond Index while maintaining similar risk characteristics.

HOW DID THE FUND PERFORM?

For twelve months ended February 29, 2020, the Fund underperformed the Bloomberg Barclays US Corporate Bond Index (the “Index”).

Relative to the Index, the Fund’s security selection within the information technology sector detracted from performance. Specifically, the Fund’s underweight allocation to Dell Technologies Inc., a provider of hardware, software and services, was a leading detractor from performance as the company reduced debt and generally met earnings expectations during the period.

The Fund’s security selection within the energy sector, specifically within the independent energy producer sub-sector, was a leading contributor to performance during the period. The Fund’s allocation to Anadarko Petroleum Corp. was the largest individual contributor to performance as the company’s bonds benefitted from the company’s acquisition by Occidental Petroleum Corp. in early August 2019.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers sought to invest in companies that they believed were attractive from a fundamental and relative value analysis, while seeking to underweight companies that were unattractive based on their analysis. From a sector perspective, the Fund remained largely in line with the sector weightings in the Index, with its largest underweight allocations to the consumer cyclical and technology sectors, and its largest overweight allocations to the utilities and capital goods sectors.

PORTFOLIO COMPOSITION****
Corporate Bonds	98.5%
Others (each less than 1.0%)	0.6
Short-Term Investments	0.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $56.26 as of February 29, 2020.
**	Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the NYSE Arca, Inc. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ ask spread at the close of business on the exchange. As of February 29, 2020, the closing price was $56.50.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 29, 2020. The Fund’s composition is subject to change.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	7

JPMorgan Corporate Bond Research Enhanced ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2020 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Corporate Bond Research Enhanced ETF
Net Asset Value	December 12, 2018	15.72%	15.80%
Market Price		15.95%	16.20%

LIFE OF FUND PERFORMANCE (12/12/18 TO 2/29/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on December 12, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Corporate Bond Research Enhanced ETF and the Bloomberg Barclays US Corporate Bond Index from December 12, 2018 to February 29, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays US Corporate Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays US Corporate Bond Index broadly measures the investment grade, fixed-rate, taxable, corporate bond market. It includes USD denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate Indices.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

JPMorgan Global Bond Opportunities ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	7.36%
Market Price**	6.89%
Bloomberg Barclays Multiverse Index	7.70%

Net Assets as of 2/29/2020	$169,928,839
Duration as of 2/29/2020	5.2 Years

INVESTMENT OBJECTIVE***

The JPMorgan Global Bond Opportunities ETF (the “Fund”) seeks to provide total return.

INVESTMENT APPROACH

The Fund invests across sectors in developed and emerging markets without benchmark constraints. The Fund is flexible and opportunistic and the Fund’s adviser has broad discretion to shift the Fund’s exposures to strategies, sectors, countries or currencies based on changing market conditions and its view of the best mix of investment opportunities.

HOW DID THE FUND PERFORM?

For the twelve months ended February 29, 2020, the Fund posted a positive return of 7.36%. The Fund is managed with an unconstrained orientation and is not managed relative to a benchmark index. While the Fund is not managed to a benchmark, its return is compared to the Bloomberg Barclays Multiverse Index, which returned 7.70% for the reporting period.

The Fund’s allocations to corporate high yield bonds (also known as “junk bonds”), investment grade bonds, and emerging markets debt were leading contributors to absolute performance. For most of the reporting period, high yield bonds benefitted from investors seeking higher yields, positive investor sentiment and low default rates. The Fund’s allocation to securitized debt also contributed to absolute performance.

During the reporting period, securitized debt benefitted from lower volatility relative to other bond market sectors and continued economic growth in the U.S.

Relative to the Bloomberg Barclays Multiverse Index, the Fund’s shorter overall duration detracted from performance as interest rates fell during the period. Generally, bonds with shorter duration will experience smaller price appreciation when interest rates fall, compared with bonds of longer duration.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund invested opportunistically across different markets and sectors. The Fund’s managers applied a flexible investment approach and did not manage to a benchmark. This allowed the Fund to shift its allocations based on changing market conditions. The Fund had exposure to a broad range of asset classes during the reporting period, including high yield and investment grade corporate bonds, agency and non-agency mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities, emerging markets debt, convertible bonds and foreign government securities. At the end of the reporting period, the Fund’s largest allocations were to investment grade corporate bonds, government bonds, and securitized debt. The Fund’s smallest allocations were to agency mortgage-backed securities, emerging market corporate bonds, and collateralized loan obligations.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	9

JPMorgan Global Bond Opportunities ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY COUNTRY****
United States	47.4%
Italy	4.7
Portugal	4.3
Spain	4.2
United Kingdom	3.4
France	3.3
Mexico	3.1
Indonesia	2.3
Greece	2.2
Luxembourg	1.2
Switzerland	1.2
Malaysia	1.1
Germany	1.1
Netherlands	1.1
Others (each less than 1.0%)	17.6
Short-Term Investments	1.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $49.97 as of February 29, 2020.
**	Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of February 29, 2020, the closing price was $49.83.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 29, 2020. The Fund’s composition is subject to change.

10	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2020 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Global Bond Opportunities ETF
Net Asset Value	April 5, 2017	7.36%	4.53%
Market Price		6.89%	4.43%

LIFE OF FUND PERFORMANCE (4/5/17 TO 2/29/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on April 5, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Global Bond Opportunities ETF and the Bloomberg Barclays Multiverse Index from April 5, 2017 to February 29, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays Multiverse Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The Bloomberg Barclays Multiverse Index is an unmanaged index, which measure the global fixed-income bond market that combines the Bloomberg Barclays Global Aggregate Index and the Bloomberg Barclays Global High Yield Index. The Bloomberg Barclays Global Aggregate Index measures global investment grade debt from twenty-four different local currency markets. The Bloomberg Barclays Global High-Yield Index measures the global high-yield fixed income markets. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	11

JPMorgan High Yield Research Enhanced ETF

(formerly known as JPMorgan Disciplined High Yield ETF)1

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	6.11%
Market Price**	6.88%
Bloomberg Barclays US Corporate High Yield — 2% Issuer Capped Index[2]	6.10%
ICE BofAML US High Yield Index	5.91%
Bloomberg Barclays US Aggregate Index	11.68%

Net Assets as of 2/29/2020	$171,037,324
Duration as of 2/29/2020	4.0 Years

INVESTMENT OBJECTIVE***

The JPMorgan High Yield Research Enhanced ETF (the “Fund”) seeks to provide a high level of income. Capital appreciation is a secondary objective.

INVESTMENT APPROACH

The Fund invests in a diversified portfolio of high-yield securities (also called “junk bonds”). Issuers may be domestic or foreign, but the Fund only invests in U.S. dollar-denominated investments.

HOW DID THE FUND PERFORM?

For the twelve months ended February 29, 2020, the Fund posted a positive absolute performance and outperformed the Bloomberg Barclays US Corporate High Yield — 2% Issuer Capped Index (the “Benchmark”) and the ICE BofAML US High Yield Index and underperformed the Bloomberg Barclays US Aggregate Index. During the reporting period, bonds rated CCC and lower significantly underperformed bonds rated BB and single-B as prices for lower rated bonds generally fell.

Relative to both the Benchmark and the ICE BofAML US Corporate High Yield Index, the Fund’s overweight position in bonds rated BB and its underweight position in bonds rated CCC helped performance during the reporting period. Following the Fund’s September 2019 change in investment approach, the Fund’s overall security selection in the oil field services and independents subsectors of the energy sector contributed to relative performance, while security selection in the technology and home construction sectors detracted from relative performance

HOW WAS THE FUND POSITIONED?

Prior to the change in the Fund’s investment approach on September 19, 2019, the Fund did not invest in securities rated CCC or lower (determined in accordance with the weighted average ratings methodology used by the Fund’s benchmark at the time) and also limited investment to securities issued by publicly held companies. Since September 19, 2019, the Fund has followed an investment approach in which it is approximately neutral to its benchmark in terms of industry groups and duration structure and selects securities based on the views of its credit analysts and has been underweight securities rated CCC or lower and overweight securities rated BB and B.

12	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

PORTFOLIO COMPOSITION BY INDUSTRY****
Oil, Gas & Consumable Fuels	9.8%
Media	8.0
Hotels, Restaurants & Leisure	7.1
Diversified Telecommunication Services	6.9
Health Care Providers & Services	6.8
Wireless Telecommunication Services	4.0
Aerospace & Defense	3.2
Food Products	3.2
Chemicals	3.1
Metals & Mining	2.9
Commercial Services & Supplies	2.8
Auto Components	2.7
Pharmaceuticals	2.6
Equity Real Estate Investment Trusts (REITs)	2.5
Consumer Finance	2.4
Entertainment	2.1
Containers & Packaging	2.1
Thrifts & Mortgage Finance	2.0
Specialty Retail	1.9
Trading Companies & Distributors	1.7
Software	1.5
Building Products	1.4
Household Durables	1.4
Communications Equipment	1.3
Electric Utilities	1.2
Energy Equipment & Services	1.1
Capital Markets	1.0
IT Services	1.0
Independent Power and Renewable Electricity Producers	1.0
Road & Rail	1.0
Others (each less than 1.0%)	8.1
Short-Term Investments	2.2

[1]

On September 9, 2019, the Fund’s name was changed to JPMorgan High Yield Research Enhanced ETF. The Fund’s investment approach also changed and its primary benchmark was changed to the Bloomberg Barclays US Corporate High Yield – 2% Issuer Capped Index.

[2]

On September 9, 2019, the Fund’s benchmark changed to Bloomberg Barclays US Corporate High Yield – 2% Issuer Capped Index from the ICE BofAML US High Yield Index because the adviser believes that the Bloomberg Barclays US Corporate High Yield - 2% Issuer Capped Index is a more appropriate comparison in light of the Fund’s new name and investment strategies, which were also adopted September 9, 2019.

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.29 as of February 29, 2020.
**	Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of February 29, 2020, the closing price was $50.62.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 29, 2020. The Fund’s composition is subject to change.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	13

JPMorgan High Yield Research Enhanced ETF

(formerly known as JPMorgan Disciplined High Yield ETF)

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2020 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan High Yield Research Enhanced ETF
Net Asset Value	September 14, 2016	6.11%	5.22%
Market Price		6.88%	5.40%

LIFE OF FUND PERFORMANCE (9/14/16 TO 2/29/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on September 14, 2016.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan High Yield Research Enhanced ETF, the ICE BofAML US High Yield Index, the Bloomberg Barclays US Corporate High Yield — 2% Issuer Capped Index and the Bloomberg Barclays US Aggregate Index from September 14, 2016 to February 29, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the ICE BofAML US High Yield Index, the Bloomberg Barclays US Corporate High Yield — 2% Issuer Capped Index and the Bloomberg Barclays US Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The ICE BofAML US High Yield Index is an unmanaged index, which measures the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The Bloomberg Barclays US Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. Investors cannot invest directly in an index. The Bloomberg Barclays US Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

JPMorgan Municipal ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	10.07%
Market Price**	9.71%
Bloomberg Barclays US 1-15 Year Blend (1-17) Municipal Bond Index	7.65%

Net Assets as of 2/29/2020	$52,390,882
Duration as of 2/29/2020	5.8 Years

INVESTMENT OBJECTIVE***

The JPMorgan Municipal ETF (the “Fund”) seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal income tax purposes.

INVESTMENT APPROACH

The Fund invests primarily in a diversified portfolio of intermediate-term municipal bonds, the income from which is exempt from federal income tax. The Fund seeks to maintain an average weighted maturity between three and ten years.

HOW DID THE FUND PERFORM?

For the twelve months ended February 29, 2020, the Fund outperformed to the Bloomberg Barclays US 1-15 Year Blend (1-17) Municipal Bond Index (the “Index”). Interest rates fell during the reporting period and lower rated bonds generally outperformed higher rated bonds.

Relative to the Index, the Fund’s longer overall duration was a leading contributor to performance. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, a portfolio of bonds with a longer duration will experience a larger increase in price when interest rates fall. The Fund’s underweight allocation to bonds rated AAA and its overweight allocation to bonds rated BBB, as well as its overweight allocations to local general obligation bonds and the education and leasing sectors also contributed to relative performance.

The Fund’s underweight allocations to the industrial development revenue/pollution control revenue and hospital sectors were leading detractors from relative performance. The Fund had no allocation to the housing sector during the reporting period, which also detracted from relative performance. The Fund’s underweight position in lower rated New Jersey munici-

pal bonds also detracted from performance as lower rated municipal bonds generally outperformed higher rated municipal bonds.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s largest allocations were to revenue bonds and pre-refunded bonds. In terms of quality, the Fund was overweight in bonds rated AA, BB and in non-rated bonds. The Fund’s overall duration was 5.8 years compared with 4.4 years for the Index.

PORTFOLIO COMPOSITION****
Municipal Bonds	90.3%
Short-Term Investments	9.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $55.14 as of February 29, 2020.
**	Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of February 29, 2020, the closing price was $55.06.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 29, 2020. The Fund’s composition is subject to change.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	15

JPMorgan Municipal ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2020 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Municipal ETF
Net Asset Value	October 29, 2018	10.07%	11.25%
Market Price		9.71%	11.13%

LIFE OF FUND PERFORMANCE (10/29/18 TO 2/29/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on October 29, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Municipal ETF and the Bloomberg Barclays US 1-15 Year Blend (1-17) Municipal Bond Index from October 29, 2018 to February 29, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays US 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays US 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

JPMorgan U.S. Aggregate Bond ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	11.46%
Market Price**	11.49%
Bloomberg Barclays US Aggregate Index	11.68%

Net Assets as of 2/29/2020	$543,070,946
Duration as of 2/29/2020	5.8 Years

INVESTMENT OBJECTIVE***

The JPMorgan U.S. Aggregate Bond ETF (the “Fund”) seeks to provide long-term total return.

INVESTMENT APPROACH

The Fund invests in a diversified portfolio of high-quality fixed income securities, including corporate bonds, U.S. Treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. With respect to corporate sub-sectors, the Fund applies a multi-factor credit screening process that seeks exposure to corporate debt issuers with attractive value, quality and momentum characteristics.

HOW DID THE FUND PERFORM?

For the twelve months ended February 29, 2020, the Fund underperformed the Bloomberg Barclays US Aggregate Index (the “Index”). During the reporting period, interest rates generally declined and lower quality bonds outperformed higher quality bonds.

Relative to the Index, the Fund’s security selection within corporate bonds detracted from performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund applied a multi-factor credit screening process to the corporate sub-sectors of the Index that sought exposure to corporate debt issuers that the Fund’s portfolio managers believed had attractive value, quality and momentum characteristics. The Fund’s and the Index’s largest allocations at the end of the reporting period were to government bonds and mortgage-backed securities and its smallest allocations were to agency debt and municipal bonds.

PORTFOLIO COMPOSITION****
U.S. Treasury Obligations	40.5%
Mortgage-Backed Securities	26.3
Corporate Bonds	25.5
Commercial Mortgage-Backed Securities	2.2
Foreign Government Securities	1.8
Supranational	1.3
U.S. Government Agency Securities	1.2
Others (each less than 1.0%)	1.0
Short-Term Investments	0.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $27.43 as of February 29, 2020.
**	Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the NYSE Arca, Inc. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ ask spread at the close of business on the exchange. As of February 29, 2020, the closing price was $27.46.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 29, 2020. The Fund’s composition is subject to change.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	17

JPMorgan U.S. Aggregate Bond ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2020 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan U.S. Aggregate Bond ETF
Net Asset Value	December 12, 2018	11.46%	11.06%
Market Price		11.49%	11.15%

LIFE OF FUND PERFORMANCE (12/12/18 TO 2/29/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on December 12, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Aggregate Bond ETF and the Bloomberg Barclays US Aggregate Index from December 12, 2018 to February 29, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays US Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The Bloomberg Barclays US Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

JPMorgan Ultra-Short Income ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	3.20%
Market Price**	3.22%
ICE BofAML 3-Month US Treasury Bill Index	2.18%

Net Assets as of 2/29/2020	$11,591,489,504
Duration as of 2/29/2020	0.5 Years

INVESTMENT OBJECTIVE***

The JPMorgan Ultra-Short Income ETF (the “Fund”) seeks to provide current income while seeking to maintain a low volatility of principal.

INVESTMENT APPROACH

The Fund primarily invests mainly in investment-grade, U.S. dollar-denominated short-term fixed, variable and floating-rate debt. The Fund seeks to maintain a duration of one year or less, although under certain market conditions, the Fund’s duration may be longer than one year. Duration measures the price sensitivity of a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger decrease or increase in price as interest rates rise or fall, respectively, versus bonds with shorter duration. The Fund’s adviser has broad discretion to shift the Fund’s exposure to strategies and sectors based on changing market conditions and its view of the best mix of investment opportunities.

HOW DID THE FUND PERFORM?

For the twelve months ended February 29, 2020, the Fund outperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Index”). Interest rates fell during the reporting period and lower rated bonds generally outperformed higher rated bonds.

The Fund’s allocations to investment grade corporate bonds and money market securities were leading contributors to both absolute performance and performance relative to the Index during the reporting period. The Fund’s allocations to collateralized loan obligations, asset-backed securities, U.S. Treasury bonds and mortgage-backed securities also contributed to absolute and relative performance.

There were no significant detractors from absolute or relative performance during the reporting period.

HOW WAS THE FUND POSITIONED?

During the reporting period, the portfolio management team positioned the Fund according to its belief that interest rates would move lower throughout the year and that corporate credit fundamentals would remain favorable as the economic cycle continued on the path of expansion, absent further geopolitical risks or other shocks. The Fund maintained its U.S. Treasury bonds allocation as a hedge against potential market volatility and to benefit from a declining interest rate environment. The portfolio management team focused on adding high quality securities to the Fund and limited exposure to issuers at the lower end of the investment grade spectrum in order to insulate the portfolio from unexpected volatility in markets. In descending order, the Fund’s largest allocations were in corporate bonds, money market securities, collateralized loan obligations, U.S. Treasury bonds, asset-backed securities, mortgage-backed securities, and non-corporate credit.

PORTFOLIO COMPOSITION BY SECTOR****
Financials	43.7%
Asset-Backed Securities	10.5
U.S. Treasury Obligations	5.6
Utilities	2.8
Energy	2.6
Health Care	2.6
Certificate of Deposit	2.2
Industrials	2.2
Consumer Discretionary	2.2
Communication Services	1.8
Consumer Staples	1.4
Others (each less than 1.0%)	3.8
Short-Term Investments	18.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.50 as of February 29, 2020.
**	Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of February 29, 2020, the closing price was $50.54.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 29, 2020. The Fund’s composition is subject to change.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	19

JPMorgan Ultra-Short Income ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2020 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Ultra-Short Income ETF
Net Asset Value	May 17, 2017	3.20%	2.56%
Market Price		3.22%	2.59%

LIFE OF FUND PERFORMANCE (5/17/17 TO 2/29/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on May 17, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Ultra-Short Income ETF and the ICE BofAML 3-Month US Treasury Bill Index from May 17, 2017 to February 29, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. The index is rebalanced monthly and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

JPMorgan Ultra-Short Municipal Income ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	2.07%
Market Price**	2.09%
Bloomberg Barclays 1-Year Municipal Bond Index	2.48%

Net Assets as of 2/29/2020	$207,185,582
Duration as of 2/29/2020	0.6 Years

INVESTMENT OBJECTIVE***

The JPMorgan Ultra-Short Municipal Income ETF (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

INVESTMENT APPROACH

The Fund invests primarily in investment grade fixed, variable and floating rate municipal securities, the income from which is exempt from federal income tax. The Fund seeks to maintain an average weighted maturity of two years or less.

HOW DID THE FUND PERFORM?

For the twelve months ended February 29, 2020, the Fund underperformed the Bloomberg Barclays 1-Year Municipal Bond Index (the “Index”). Interest rates fell during the reporting period and lower quality bonds generally outperformed higher quality bonds.

Relative to the Index, the Fund’s shorter overall duration was a leading detractor from performance as interest rates fell. The Fund’s allocation to variable rate demand notes (“VDRNs”), which are not held in the Index, also detracted from performance as VDRNs do not generally benefit from falling interest rates. The Fund’s underweight allocation to bonds rated single-A and its allocation non-rated bonds, which are not held in the Index, also detracted from relative performance.

The Fund’s underweight allocation to the pre-refunded bond sector and its overweight allocations to the hospital and industrial redevelopment revenue/pollution control revenue sectors were leading contributors to relative performance. The Fund’s underweight allocations to the water & sewer sector and to California also contributed to relative performance.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s largest allocation was to revenue bonds. In terms of quality, the Fund was overweight in bonds rated AA, BB and in non-rated bonds. The Fund’s overall duration was 0.6 years compared with 1.4 years for the Index. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, bonds with shorter duration experience a smaller increase in price as interest rates fall, relative to longer duration bonds.

PORTFOLIO COMPOSITION****
Municipal Bonds	95.9%
Short-Term Investments	4.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.52 as of February 29, 2020.
**	Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of February 29, 2020, the closing price was $50.56.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 29, 2020. The Fund’s composition is subject to change.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	21

JPMorgan Ultra-Short Municipal Income ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2020 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Ultra-Short Municipal Income ETF
Net Asset Value	October 16, 2018	2.07%	2.37%
Market Price		2.09%	2.43%

LIFE OF FUND PERFORMANCE (10/16/18 TO 2/29/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on October 16, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Ultra-Short Municipal Income ETF and the Bloomberg Barclays 1-Year Municipal Bond Index from October 16, 2018 to February 29, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays 1-Year Municipal Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg

Barclays 1 Year Municipal Bond Index is an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable. An individual cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

JPMorgan USD Emerging Markets Sovereign Bond ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	12.25%
Market Price**	12.44%
JPMorgan Emerging Markets Risk-Aware Bond Index	12.67%

Net Assets as of 2/29/2020	$91,713,454
Duration as of 2/29/2020	7.6 Years

INVESTMENT OBJECTIVE***

The JPMorgan USD Emerging Markets Sovereign Bond ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets. The Underlying Index utilizes a rules-based, proprietary methodology that filters for liquidity and country risk and allocates risk across credit ratings. The Underlying Index methodology includes monthly rebalancing within countries and semi-annual rebalancing across countries. The Fund also employs optimization techniques that seek to minimize tracking error to the Underlying Index.

HOW DID THE FUND PERFORM?

For the twelve months ended February 29, 2020, the Fund performed in line with the Underlying Index. The majority of the Fund’s deviation against the Underlying Index was due to operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s risk filter screened out exposure to Lebanon amid political instability, which was a positive contributor to absolute performance. The Fund’s and the Underlying Index’s liquidity filters detracted from absolute performance as less liquid bond issues outperformed other issues of emerging markets sovereign and quasi-sovereign debt.

HOW WAS THE FUND POSITIONED?

The Fund invested at least 80% of its assets in securities included in the Underlying Index. During the reporting period, the Fund’s and Underlying Index’s largest allocations were to Turkey and Brazil and their smallest allocations were to Slovak Republic and Lithuania.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	23

JPMorgan USD Emerging Markets Sovereign Bond ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY COUNTRY****
Turkey	7.1%
Brazil	6.6
South Africa	5.2
Oman	5.1
Ukraine	4.6
Dominican Republic	4.5
Bahrain	4.0
Mexico	3.9
Sri Lanka	3.7
Indonesia	3.5
Ecuador	3.3
Saudi Arabia	3.0
Russia	2.8
Philippines	2.5
Qatar	2.5
Colombia	2.4
China	2.2
Kazakhstan	2.1
United Arab Emirates	2.1
Jamaica	2.0
Egypt	2.0
Azerbaijan	2.0
Kenya	1.9
Peru	1.9
Uruguay	1.7
Panama	1.5
Ivory Coast	1.4
Chile	1.4
Pakistan	1.3
Poland	1.2
Iraq	1.1
Malaysia	1.1
Hungary	1.1
Jordan	1.1
Romania	1.0
Others (each less than 1.0%)	4.8
Short-Term Investments	0.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.95 as of February 29, 2020.
**	Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the NYSE Arca, Inc. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ ask spread at the close of business on the exchange. As of February 29, 2020, the closing price was $51.15.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 29, 2020. The Fund’s composition is subject to change.

24	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2020 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan USD Emerging Markets Sovereign Bond ETF
Net Asset Value	January 29, 2018	12.25%	5.81%
Market Price		12.44%	5.99%

LIFE OF FUND PERFORMANCE (1/29/18 TO 2/29/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on January 29, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan USD Emerging Markets Sovereign Bond ETF and the JPMorgan Emerging Markets Risk-Aware Bond Index from January 29, 2018 to February 29, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JPMorgan Emerging Markets Risk-Aware Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The JPMorgan Emerging Markets Risk-Aware Bond Index (the “index”) is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets selected using a rules-based methodology and is owned by J.P. Morgan Investment Inc., the Fund’s adviser (the “Adviser”). The Index is maintained and calculated by J.P. Morgan Securities LLC (“JPMS” or the “Index Provider”), which selects securities in accordance with the methodology from among the components of the J.P. Morgan Emerging Market Bond Index Global Diversified, which was developed and is maintained by the Index Provider. The Index Provider and the Adviser are both wholly-owned subsidiaries of JPMorgan Chase & Co., a publicly-held financial services holding company. The Index starts with the J.P. Morgan

Emerging Market Bond Index Global Diversified and applies a proprietary methodology that filters for liquidity and for country risk and allocates risk based on credit rating. Historically, the J.P. Morgan Emerging Markets Bond Index Global Diversified has included bonds issued by the countries of Angola, Argentina, Armenia, Azerbaijan, Belize, Bolivia, Brazil, Cameroon, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Ethiopia, Gabon, Georgia, Ghana, Guatemala, Honduras, Hungary, India, Indonesia, Iraq, Jamaica, Jordan, Kazakhstan, Kenya, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Mozambique, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russian Federation, Senegal, Serbia, Slovakia, South Africa, Sri Lanka, Suriname, Trinidad and Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela, Vietnam, Zambia; however, this universe of countries may change in accordance with the Index Provider’s determination of eligible emerging market countries and there is no assurance that a particular country will be represented in the Underlying Index at any given time. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	25

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. Treasury Obligations — 58.3%

U.S. Treasury Notes

1.38%, 8/31/2020	200,000	200,180

1.75%, 11/15/2020	313,000	314,333

2.63%, 11/15/2020	95,000	95,976

1.75%, 12/31/2020	328,000	329,666

1.13%, 2/28/2021	688,000	688,242

2.25%, 4/30/2021	80,000	81,113

1.13%, 9/30/2021	3,100,000	3,108,355

2.00%, 12/31/2021	4,196,000	4,277,461

1.75%, 6/30/2022	200,000	203,984

1.63%, 8/15/2022	482,000	490,736

1.88%, 9/30/2022	130,000	133,321

1.38%, 10/15/2022	900,000	911,531

2.00%, 11/30/2022	655,000	674,804

1.63%, 12/15/2022	23,000	23,473

1.75%, 1/31/2023	600,000	615,000

2.00%, 2/15/2023	400,000	413,094

1.50%, 2/28/2023	705,000	717,943

1.50%, 3/31/2023	24,000	24,454

1.25%, 7/31/2023	467,000	472,655

2.75%, 7/31/2023	687,000	729,830

2.75%, 11/15/2023	600,000	640,406

2.63%, 12/31/2023	15,000	15,971

2.75%, 2/15/2024	16,000	17,146

2.38%, 2/29/2024	2,627,000	2,778,258

2.13%, 3/31/2024	70,000	73,413

2.00%, 4/30/2024	480,000	501,338

2.25%, 4/30/2024	15,000	15,818

2.00%, 5/31/2024	335,000	350,101

1.75%, 6/30/2024	282,000	292,002

1.75%, 7/31/2024	695,000	720,139

1.50%, 9/30/2024	1,070,000	1,098,004

1.50%, 11/30/2024	15,000	15,408

1.75%, 12/31/2024	302,000	313,844

1.38%, 1/31/2025	510,000	521,236

Total U.S. Treasury Obligations (Cost $21,251,369)		21,859,235

Corporate Bonds — 24.4%

Aerospace & Defense — 0.2%

Boeing Co. (The) 2.13%, 3/1/2022	8,000	8,091

Embraer SA (Brazil) 5.15%, 6/15/2022	30,000	31,585

General Dynamics Corp. 2.25%, 11/15/2022	16,000	16,370

Lockheed Martin Corp. 3.10%, 1/15/2023	5,000	5,241

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Aerospace & Defense — continued

Northrop Grumman Corp. 2.55%, 10/15/2022	15,000	15,447

Rockwell Collins, Inc. 3.20%, 3/15/2024	15,000	15,984

		92,718

Air Freight & Logistics — 0.1%

FedEx Corp. 2.63%, 8/1/2022	6,000	6,155

United Parcel Service, Inc.

2.35%, 5/16/2022	8,000	8,184

2.20%, 9/1/2024	15,000	15,488

		29,827

Airlines — 0.1%

Delta Air Lines, Inc.

3.63%, 3/15/2022	18,000	18,488

2.90%, 10/28/2024	8,000	8,149

		26,637

Auto Components — 0.1%

Aptiv Corp. 4.15%, 3/15/2024	17,000	18,372

Magna International, Inc. (Canada) 3.63%, 6/15/2024	10,000	10,833

		29,205

Automobiles — 0.2%

General Motors Co. 4.88%, 10/2/2023	15,000	16,305

Toyota Motor Corp. (Japan)

3.18%, 7/20/2021	23,000	23,527

2.36%, 7/2/2024	51,000	52,936

		92,768

Banks — 7.2%

Bank of America Corp.

5.00%, 5/13/2021	130,000	135,455

(ICE LIBOR USD 3 Month + 1.02%), 2.88%, 4/24/2023 (a)	15,000	15,404

(ICE LIBOR USD 3 Month + 0.93%), 2.82%, 7/21/2023 (a)	17,000	17,481

4.13%, 1/22/2024	15,000	16,371

(ICE LIBOR USD 3 Month + 0.97%), 3.46%, 3/15/2025 (a)	24,000	25,558

(ICE LIBOR USD 3 Month + 0.64%), 2.01%, 2/13/2026 (a)	25,000	25,176

Bank of Montreal (Canada)

Series E, 3.30%, 2/5/2024	5,000	5,317

2.50%, 6/28/2024	18,000	18,676

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.98%), 4.80%, 8/25/2024 (a) (b) (c)	15,000	15,260

(USD Swap Semi 5 Year + 1.28%), 4.34%, 10/5/2028 (a)	25,000	26,876

Bank of Nova Scotia (The) (Canada)

1.88%, 4/26/2021	22,000	22,154

2.70%, 3/7/2022	15,000	15,374

3.40%, 2/11/2024	17,000	18,072

2.20%, 2/3/2025	12,000	12,259

BNP Paribas SA (France) 3.25%, 3/3/2023	41,000	43,121

Canadian Imperial Bank of Commerce (Canada)

2.55%, 6/16/2022	15,000	15,378

2.25%, 1/28/2025	20,000	20,361

Citigroup, Inc.

2.75%, 4/25/2022	16,000	16,400

4.05%, 7/30/2022	15,000	15,865

(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (a)	92,000	94,572

(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (a)	20,000	20,549

3.88%, 10/25/2023	7,000	7,557

(ICE LIBOR USD 3 Month + 1.02%), 4.04%, 6/1/2024 (a)	12,000	12,855

Citizens Financial Group, Inc. 2.38%, 7/28/2021	35,000	35,380

Comerica, Inc. 3.70%, 7/31/2023	15,000	16,066

Cooperatieve Rabobank UA (Netherlands)

4.50%, 1/11/2021	29,000	29,761

3.88%, 2/8/2022	15,000	15,704

Fifth Third Bancorp

3.50%, 3/15/2022	25,000	26,014

4.30%, 1/16/2024	12,000	13,033

First Niagara Financial Group, Inc. 7.25%, 12/15/2021	20,000	21,989

HSBC Holdings plc (United Kingdom)

5.10%, 4/5/2021	70,000	72,724

4.88%, 1/14/2022	10,000	10,636

4.00%, 3/30/2022	45,000	47,240

Huntington Bancshares, Inc.

3.15%, 3/14/2021	22,000	22,285

2.63%, 8/6/2024	17,000	17,670

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

Kreditanstalt fuer Wiederaufbau (Germany)

2.50%, 2/15/2022	16,000	16,474

2.13%, 3/7/2022	8,000	8,183

2.00%, 9/29/2022	14,000	14,376

2.00%, 10/4/2022	194,000	199,267

1.38%, 8/5/2024	70,000	71,108

2.50%, 11/20/2024	44,000	47,033

Landwirtschaftliche Rentenbank (Germany)

2.25%, 10/1/2021	20,000	20,392

3.13%, 11/14/2023	54,000	58,239

Lloyds Bank plc (United Kingdom)

6.38%, 1/21/2021	30,000	31,262

3.30%, 5/7/2021	35,000	35,718

M&T Bank Corp. 3.55%, 7/26/2023	22,000	23,607

Mitsubishi UFJ Financial Group, Inc. (Japan)

3.00%, 2/22/2022	40,000	41,158

2.67%, 7/25/2022	40,000	41,054

3.41%, 3/7/2024	33,000	35,112

MUFG Americas Holdings Corp. 3.50%, 6/18/2022	5,000	5,232

Oesterreichische Kontrollbank AG (Austria) 3.13%, 11/7/2023	103,000	110,914

People’s United Financial, Inc. 3.65%, 12/6/2022	27,000	28,352

PNC Financial Services Group, Inc. (The)

3.30%, 3/8/2022	20,000	20,739

2.85%, 11/9/2022 (d)	12,000	12,403

3.50%, 1/23/2024	31,000	32,982

2.20%, 11/1/2024	20,000	20,595

Regions Financial Corp. 3.80%, 8/14/2023	15,000	16,157

Royal Bank of Canada (Canada)

2.75%, 2/1/2022	8,000	8,233

3.70%, 10/5/2023	15,000	16,127

2.55%, 7/16/2024	20,000	20,842

Royal Bank of Scotland Group plc (United Kingdom)

6.13%, 12/15/2022	15,000	16,377

6.00%, 12/19/2023	50,000	56,099

Santander Holdings USA, Inc.

4.45%, 12/3/2021	38,000	39,662

3.40%, 1/18/2023	26,000	27,127

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	27

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

Santander UK Group Holdings plc (United Kingdom) 3.13%, 1/8/2021	16,000	16,145

Santander UK plc (United Kingdom) 4.00%, 3/13/2024	15,000	16,340

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.93%, 3/9/2021	38,000	38,510

2.44%, 10/19/2021	40,000	40,596

3.94%, 10/16/2023	33,000	35,674

Toronto-Dominion Bank (The) (Canada)

1.80%, 7/13/2021	7,000	7,038

3.25%, 3/11/2024	30,000	32,013

2.65%, 6/12/2024	20,000	20,868

Truist Bank

(ICE LIBOR USD 3 Month + 0.59%), 3.50%, 8/2/2022 (a)	20,000	20,572

3.20%, 4/1/2024	10,000	10,630

(ICE LIBOR USD 3 Month + 0.74%), 3.69%, 8/2/2024 (a)	12,000	12,852

Truist Financial Corp.

3.20%, 9/3/2021	27,000	27,701

2.20%, 3/16/2023	7,000	7,156

3.75%, 12/6/2023	10,000	10,812

2.85%, 10/26/2024	12,000	12,622

US Bancorp

3.00%, 3/15/2022	50,000	51,578

2.95%, 7/15/2022	20,000	20,742

3.60%, 9/11/2024	7,000	7,606

Wells Fargo & Co.

2.50%, 3/4/2021	83,000	83,644

2.10%, 7/26/2021	40,000	40,359

Series M, 3.45%, 2/13/2023	12,000	12,588

4.13%, 8/15/2023	15,000	16,206

3.75%, 1/24/2024	17,000	18,264

3.30%, 9/9/2024	12,000	12,777

(ICE LIBOR USD 3 Month + 0.73%), 2.16%, 2/11/2026 (a)	25,000	25,312

Westpac Banking Corp. (Australia)

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.35%), 2.89%, 2/4/2030 (a)	94,000	95,234

		2,713,256

Beverages — 0.3%

Anheuser-Busch InBev Finance, Inc. (Belgium) 3.70%, 2/1/2024	15,000	16,178

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Beverages — continued

Beam Suntory, Inc. (Japan) 3.25%, 5/15/2022	10,000	10,327

Coca-Cola Co. (The)

3.30%, 9/1/2021	20,000	20,619

2.20%, 5/25/2022	15,000	15,311

Diageo Investment Corp. (United Kingdom) 8.00%, 9/15/2022	10,000	11,621

Keurig Dr Pepper, Inc. 3.55%, 5/25/2021	15,000	15,371

Molson Coors Beverage Co. 3.50%, 5/1/2022	7,000	7,276

PepsiCo, Inc.

2.25%, 5/2/2022	8,000	8,181

3.10%, 7/17/2022	17,000	17,671

		122,555

Biotechnology — 0.4%

AbbVie, Inc.

3.75%, 11/14/2023	40,000	42,946

2.60%, 11/21/2024 (e)	37,000	38,289

Amgen, Inc.

2.70%, 5/1/2022	7,000	7,175

3.63%, 5/22/2024	15,000	16,125

Gilead Sciences, Inc.

1.95%, 3/1/2022	23,000	23,259

3.25%, 9/1/2022	10,000	10,425

		138,219

Building Products — 0.1%

Fortune Brands Home & Security, Inc. 4.00%, 9/21/2023	19,000	20,500

Capital Markets — 1.7%

Ameriprise Financial, Inc. 3.70%, 10/15/2024	10,000	10,964

Ares Capital Corp. 4.20%, 6/10/2024	5,000	5,312

Bank of New York Mellon Corp. (The)

2.45%, 11/27/2020	10,000	10,066

1.95%, 8/23/2022	15,000	15,226

(ICE LIBOR USD 3 Month + 0.63%), 2.66%, 5/16/2023 (a)	42,000	43,103

BGC Partners, Inc. 3.75%, 10/1/2024	15,000	15,506

BlackRock, Inc. 4.25%, 5/24/2021	15,000	15,552

Charles Schwab Corp. (The) 3.25%, 5/21/2021	5,000	5,098

Deutsche Bank AG (Germany) Series D, 5.00%, 2/14/2022	20,000	21,009

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Capital Markets — continued

FS KKR Capital Corp. 4.63%, 7/15/2024	15,000	15,720

Goldman Sachs Group, Inc. (The)

2.88%, 2/25/2021	25,000	25,263

3.20%, 2/23/2023	25,000	26,123

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (a)	83,000	85,302

3.85%, 7/8/2024	15,000	16,198

(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (a)	20,000	21,193

Intercontinental Exchange, Inc. 4.00%, 10/15/2023	10,000	10,828

Jefferies Group LLC 6.88%, 4/15/2021	6,000	6,324

Moody’s Corp. 4.88%, 2/15/2024	17,000	18,868

Morgan Stanley

2.63%, 11/17/2021	15,000	15,268

2.75%, 5/19/2022	15,000	15,415

3.13%, 1/23/2023	32,000	33,400

(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (a)	60,000	63,721

Series F, 3.88%, 4/29/2024	15,000	16,279

3.70%, 10/23/2024	30,000	32,607

Nomura Holdings, Inc. (Japan) 6.70%, 3/4/2020	10,000	10,000

Northern Trust Corp. 2.38%, 8/2/2022	15,000	15,337

State Street Corp.

(ICE LIBOR USD 3 Month + 0.64%), 2.65%, 5/15/2023 (a)	23,000	23,568

(ICE LIBOR USD 3 Month + 0.77%), 3.78%, 12/3/2024 (a)	12,000	12,966

3.30%, 12/16/2024	20,000	21,536

Stifel Financial Corp. 3.50%, 12/1/2020	13,000	13,101

		640,853

Chemicals — 0.3%

Dow Chemical Co. (The) 3.00%, 11/15/2022	20,000	20,797

DuPont de Nemours, Inc. 4.21%, 11/15/2023	25,000	27,279

Eastman Chemical Co. 3.60%, 8/15/2022	18,000	18,769

LYB International Finance BV 4.00%, 7/15/2023	15,000	16,082

Mosaic Co. (The) 4.25%, 11/15/2023	10,000	10,766

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Chemicals — continued

Nutrien Ltd. (Canada) 3.63%, 3/15/2024	16,000	17,094

Praxair, Inc. 2.70%, 2/21/2023	15,000	15,562

		126,349

Commercial Services & Supplies — 0.1%

Cintas Corp. No. 2 2.90%, 4/1/2022	5,000	5,129

Waste Management, Inc. 2.95%, 6/15/2024	24,000	25,338

		30,467

Communications Equipment — 0.1%

Cisco Systems, Inc.

2.20%, 2/28/2021	10,000	10,065

2.20%, 9/20/2023	27,000	27,749

Motorola Solutions, Inc. 3.75%, 5/15/2022	6,000	6,256

		44,070

Consumer Finance — 1.4%

Ally Financial, Inc. 3.88%, 5/21/2024	35,000	36,715

American Express Co.

2.50%, 8/1/2022	15,000	15,345

2.65%, 12/2/2022	12,000	12,363

3.40%, 2/27/2023	26,000	27,356

American Honda Finance Corp.

2.60%, 11/16/2022	25,000	25,836

3.63%, 10/10/2023	16,000	17,252

Capital One Financial Corp.

3.45%, 4/30/2021	15,000	15,300

4.75%, 7/15/2021	33,000	34,465

3.05%, 3/9/2022	15,000	15,418

3.30%, 10/30/2024	15,000	15,999

Caterpillar Financial Services Corp.

2.90%, 3/15/2021	34,000	34,492

2.85%, 6/1/2022	12,000	12,406

3.30%, 6/9/2024	12,000	12,867

Discover Financial Services 3.85%, 11/21/2022	25,000	26,542

General Motors Financial Co., Inc.

3.45%, 1/14/2022	15,000	15,372

5.10%, 1/17/2024	55,000	60,054

John Deere Capital Corp.

2.88%, 3/12/2021	21,000	21,282

3.15%, 10/15/2021	18,000	18,559

2.65%, 6/24/2024	15,000	15,718

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	29

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Consumer Finance — continued

PACCAR Financial Corp.

2.65%, 5/10/2022	8,000	8,237

2.30%, 8/10/2022	10,000	10,248

Synchrony Financial 3.75%, 8/15/2021	26,000	26,651

Toyota Motor Credit Corp.

2.80%, 7/13/2022	26,000	26,879

2.63%, 1/10/2023	33,000	34,261

		539,617

Diversified Financial Services — 0.4%

Berkshire Hathaway, Inc. 3.40%, 1/31/2022	37,000	38,453

National Rural Utilities Cooperative Finance Corp.

(ICE LIBOR USD 3 Month + 2.91%), 4.75%, 4/30/2043 (a)	30,000	31,197

ORIX Corp. (Japan) 3.25%, 12/4/2024	8,000	8,575

Shell International Finance BV (Netherlands)

1.75%, 9/12/2021	11,000	11,050

3.40%, 8/12/2023	10,000	10,667

2.00%, 11/7/2024	23,000	23,394

Voya Financial, Inc. 3.13%, 7/15/2024	15,000	15,874

(ICE LIBOR USD 3 Month + 3.58%), 5.65%, 5/15/2053 (a)	15,000	15,836

		155,046

Diversified Telecommunication Services — 0.3%

AT&T, Inc.

4.45%, 4/1/2024	12,000	13,214

3.55%, 6/1/2024	25,000	26,719

Orange SA (France) 4.13%, 9/14/2021	15,000	15,652

Verizon Communications, Inc.

4.60%, 4/1/2021	19,000	19,657

5.15%, 9/15/2023	20,000	22,540

3.50%, 11/1/2024	8,000	8,655

		106,437

Electric Utilities — 0.7%

Duke Energy Corp. 3.75%, 4/15/2024	8,000	8,631

Duke Energy Florida LLC 3.10%, 8/15/2021	27,000	27,610

Emera US Finance LP (Canada) 2.70%, 6/15/2021	31,000	31,498

Entergy Louisiana LLC 4.05%, 9/1/2023	15,000	16,209

Exelon Corp. 2.45%, 4/15/2021	10,000	10,093

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Electric Utilities — continued

Florida Power & Light Co. 3.25%, 6/1/2024	15,000	15,748

Hydro-Quebec (Canada) Series HY, 8.40%, 1/15/2022	17,000	19,256

NextEra Energy Capital Holdings, Inc. 3.15%, 4/1/2024	15,000	15,982

Oncor Electric Delivery Co. LLC 2.75%, 6/1/2024	20,000	21,036

PPL Capital Funding, Inc. 3.50%, 12/1/2022	15,000	15,683

Public Service Co. of Colorado 2.25%, 9/15/2022	18,000	18,357

Public Service Co. of New Hampshire 3.50%, 11/1/2023	15,000	16,029

Public Service Electric & Gas Co. 2.38%, 5/15/2023	15,000	15,481

Southern California Edison Co.

Series A, 2.90%, 3/1/2021	8,000	8,109

Wisconsin Electric Power Co. 2.05%, 12/15/2024	5,000	5,052

		244,774

Electrical Equipment — 0.2%

ABB Finance USA, Inc. (Switzerland)

2.88%, 5/8/2022	24,000	24,754

3.38%, 4/3/2023	16,000	16,906

Eaton Corp. 2.75%, 11/2/2022	15,000	15,505

Emerson Electric Co. 2.63%, 12/1/2021	6,000	6,129

		63,294

Electronic Equipment, Instruments & Components — 0.1%

Flex Ltd. 5.00%, 2/15/2023	8,000	8,677

Tyco Electronics Group SA (Switzerland) 3.50%, 2/3/2022	15,000	15,346

		24,023

Energy Equipment & Services — 0.1%

National Oilwell Varco, Inc. 2.60%, 12/1/2022	4,000	4,065

Schlumberger Investment SA 3.65%, 12/1/2023	15,000	16,022

		20,087

Entertainment — 0.1%

TWDC Enterprises 18 Corp. 2.45%, 3/4/2022	20,000	20,472

Walt Disney Co. (The) 1.75%, 8/30/2024	15,000	15,230

		35,702

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — 0.8%

Alexandria Real Estate Equities, Inc. 4.00%, 1/15/2024	15,000	16,273

American Tower Corp.

4.70%, 3/15/2022	6,000	6,381

3.38%, 5/15/2024	15,000	15,934

Boston Properties LP 3.13%, 9/1/2023	15,000	15,746

Brixmor Operating Partnership LP 3.65%, 6/15/2024	15,000	16,006

CC Holdings GS V LLC 3.85%, 4/15/2023	24,000	25,485

Digital Realty Trust LP 3.95%, 7/1/2022	3,000	3,158

ERP Operating LP 4.63%, 12/15/2021	15,000	15,737

GLP Capital LP 3.35%, 9/1/2024	16,000	16,630

Healthpeak Properties, Inc. 3.40%, 2/1/2025	10,000	10,685

Kimco Realty Corp. 3.40%, 11/1/2022	6,000	6,288

Liberty Property LP 4.13%, 6/15/2022	15,000	15,797

Office Properties Income Trust 4.25%, 5/15/2024	15,000	15,839

Realty Income Corp. 3.25%, 10/15/2022	8,000	8,340

Sabra Health Care LP 4.80%, 6/1/2024	21,000	22,705

Service Properties Trust 4.35%, 10/1/2024	16,000	16,854

Simon Property Group LP 3.75%, 2/1/2024	25,000	26,904

Ventas Realty LP 2.65%, 1/15/2025	15,000	15,557

Welltower, Inc. 4.50%, 1/15/2024	15,000	16,468

		286,787

Food & Staples Retailing — 0.3%

Costco Wholesale Corp.

2.30%, 5/18/2022	6,000	6,148

2.75%, 5/18/2024	6,000	6,352

Kroger Co. (The) 2.95%, 11/1/2021	16,000	16,348

Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	15,000	15,380

Walmart, Inc.

2.35%, 12/15/2022	24,000	24,723

2.55%, 4/11/2023	9,000	9,345

3.40%, 6/26/2023	16,000	17,080

		95,376

Food Products — 0.2%

Bunge Ltd. Finance Corp. 4.35%, 3/15/2024	20,000	21,636

Conagra Brands, Inc. 3.20%, 1/25/2023	10,000	10,394

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Food Products — continued

General Mills, Inc. 3.15%, 12/15/2021	15,000	15,399

Kellogg Co. 3.13%, 5/17/2022	10,000	10,352

Mondelez International, Inc. 3.63%, 5/7/2023	20,000	21,319

Tyson Foods, Inc. 2.25%, 8/23/2021	10,000	10,113

		89,213

Gas Utilities — 0.1%

Dominion Energy Gas Holdings LLC 3.55%, 11/1/2023	17,000	18,045

ONE Gas, Inc. 3.61%, 2/1/2024	8,000	8,554

Southern Natural Gas Co. LLC 4.40%, 6/15/2021	15,000	15,451

		42,050

Health Care Equipment & Supplies — 0.2%

Abbott Laboratories 2.55%, 3/15/2022	15,000	15,365

Becton Dickinson and Co.

3.13%, 11/8/2021	7,000	7,181

2.89%, 6/6/2022	15,000	15,443

Boston Scientific Corp. 3.38%, 5/15/2022	15,000	15,634

Medtronic, Inc. 3.15%, 3/15/2022	12,000	12,439

Stryker Corp. 3.38%, 5/15/2024	15,000	15,981

Zimmer Biomet Holdings, Inc. 3.15%, 4/1/2022	10,000	10,304

		92,347

Health Care Providers & Services — 0.7%

Aetna, Inc. 2.75%, 11/15/2022	11,000	11,285

Anthem, Inc.

2.95%, 12/1/2022	7,000	7,255

3.50%, 8/15/2024	15,000	16,047

Cardinal Health, Inc. 2.62%, 6/15/2022	20,000	20,425

Cigna Corp.

4.00%, 2/15/2022 (e)	8,000	8,319

3.00%, 7/15/2023 (e)	20,000	20,778

3.50%, 6/15/2024 (e)	10,000	10,667

CommonSpirit Health 2.76%, 10/1/2024	16,000	16,592

CVS Health Corp.

3.70%, 3/9/2023	21,000	22,176

4.00%, 12/5/2023	45,000	48,380

HCA, Inc. 4.75%, 5/1/2023	10,000	10,881

Humana, Inc. 3.15%, 12/1/2022	15,000	15,588

Laboratory Corp. of America Holdings 3.75%, 8/23/2022	7,000	7,334

McKesson Corp. 2.70%, 12/15/2022	10,000	10,255

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	31

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Health Care Providers & Services — continued

UnitedHealth Group, Inc. 3.35%, 7/15/2022	37,000	38,609

		264,591

Hotels, Restaurants & Leisure — 0.1%

Marriott International, Inc. 3.60%, 4/15/2024	15,000	16,025

McDonald’s Corp. 2.63%, 1/15/2022	17,000	17,379

Starbucks Corp. 3.85%, 10/1/2023	15,000	16,161

		49,565

Household Durables — 0.1%
DR Horton, Inc.

5.75%, 8/15/2023	6,000	6,765

2.50%, 10/15/2024	4,000	4,123

Whirlpool Corp. 4.00%, 3/1/2024	10,000	10,855

		21,743

Household Products — 0.1%

Colgate-Palmolive Co. 2.10%, 5/1/2023	15,000	15,439

Procter & Gamble Co. (The) 3.10%, 8/15/2023	17,000	18,126

		33,565

Industrial Conglomerates — 0.2%

3M Co.

2.75%, 3/1/2022	8,000	8,225

2.25%, 3/15/2023	6,000	6,173

General Electric Co.

3.10%, 1/9/2023	32,000	33,177

3.45%, 5/15/2024	16,000	16,961

Honeywell International, Inc.

2.15%, 8/8/2022	5,000	5,106

3.35%, 12/1/2023	10,000	10,734

Roper Technologies, Inc. 3.13%, 11/15/2022	10,000	10,401

		90,777

Insurance — 0.3%

Allstate Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.94%), 5.75%, 8/15/2053 (a)	6,000	6,510

American International Group, Inc.

6.40%, 12/15/2020	15,000	15,577

4.88%, 6/1/2022	3,000	3,197

Aspen Insurance Holdings Ltd. (Bermuda) 4.65%, 11/15/2023	11,000	12,116

Assurant, Inc. 4.00%, 3/15/2023	3,000	3,192

Chubb INA Holdings, Inc. 2.70%, 3/13/2023	15,000	15,582

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Insurance — continued

Marsh & McLennan Cos., Inc. 2.75%, 1/30/2022	15,000	15,351

MetLife, Inc. 3.60%, 4/10/2024	5,000	5,408

Prudential Financial, Inc. (ICE LIBOR USD 3 Month + 3.04%), 5.20%, 3/15/2044 (a)	19,000	20,050

Trinity Acquisition plc 3.50%, 9/15/2021	5,000	5,137

		102,120

Interactive Media & Services — 0.1%

Alphabet, Inc. 3.38%, 2/25/2024	26,000	28,117

Internet & Direct Marketing Retail — 0.2%

Amazon.com, Inc.

2.50%, 11/29/2022	10,000	10,312

2.80%, 8/22/2024	17,000	17,925

eBay, Inc.

3.80%, 3/9/2022	12,000	12,484

2.60%, 7/15/2022	7,000	7,170

QVC, Inc.

4.38%, 3/15/2023	10,000	10,343

4.85%, 4/1/2024	19,000	19,887

		78,121

IT Services — 0.4%

Fiserv, Inc. 2.75%, 7/1/2024	18,000	18,742

Global Payments, Inc. 3.75%, 6/1/2023	15,000	15,878

International Business Machines Corp. 1.88%, 8/1/2022	80,000	81,146

Mastercard, Inc. 3.38%, 4/1/2024	12,000	12,958

PayPal Holdings, Inc. 2.40%, 10/1/2024	18,000	18,506

Visa, Inc. 2.80%, 12/14/2022	20,000	20,762

		167,992

Leisure Products — 0.1%

Hasbro, Inc. 3.00%, 11/19/2024	30,000	31,226

Life Sciences Tools & Services — 0.0% (f)

Thermo Fisher Scientific, Inc. 3.00%, 4/15/2023	11,000	11,456

Machinery — 0.1%

CNH Industrial NV (United Kingdom) 4.50%, 8/15/2023	25,000	27,180

Media — 0.5%

Charter Communications Operating LLC 4.50%, 2/1/2024	20,000	21,688

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Media — continued

Comcast Corp.

3.00%, 2/1/2024	18,000	19,012

3.70%, 4/15/2024	44,000	47,780

3.38%, 2/15/2025	10,000	10,807

Discovery Communications LLC 3.30%, 5/15/2022	13,000	13,483

Interpublic Group of Cos., Inc. (The) 4.20%, 4/15/2024	21,000	22,880

Time Warner Entertainment Co. LP 8.38%, 3/15/2023	12,000	14,227

ViacomCBS, Inc.

3.38%, 3/1/2022	7,000	7,201

3.50%, 1/15/2025	20,000	21,255

WPP Finance 2010 (United Kingdom) 3.63%, 9/7/2022	25,000	26,202

		204,535

Metals & Mining — 0.1%

BHP Billiton Finance USA Ltd. (Australia) 3.25%, 11/21/2021	25,000	25,778

Steel Dynamics, Inc. 2.80%, 12/15/2024	16,000	16,579

		42,357

Multiline Retail — 0.1%

Macy’s Retail Holdings, Inc. 3.45%, 1/15/2021	10,000	10,060

Target Corp. 2.90%, 1/15/2022	16,000	16,487

		26,547

Multi-Utilities — 0.3%

Berkshire Hathaway Energy Co. 3.75%, 11/15/2023	15,000	16,116

CenterPoint Energy, Inc. 3.85%, 2/1/2024	15,000	16,252

Dominion Energy, Inc. 3.07%, 8/15/2024 (d)	10,000	10,550

DTE Energy Co.

Series D, 3.70%, 8/1/2023	18,000	19,170

Series F, 3.85%, 12/1/2023	8,000	8,583

San Diego Gas & Electric Co. 3.00%, 8/15/2021	21,000	21,402

Southern Co. Gas Capital Corp. 3.50%, 9/15/2021	10,000	10,244

		102,317

Oil, Gas & Consumable Fuels — 1.8%
BP Capital Markets America, Inc.

3.25%, 5/6/2022	6,000	6,252

3.22%, 4/14/2024	15,000	15,970

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — continued

BP Capital Markets plc (United Kingdom) 3.99%, 9/26/2023	43,000	46,603

Chevron Corp. 2.10%, 5/16/2021	36,000	36,287

ConocoPhillips Co. 2.40%, 12/15/2022	23,000	23,562

Ecopetrol SA (Colombia) 5.88%, 9/18/2023	30,000	33,286

Enbridge Energy Partners LP 4.20%, 9/15/2021	15,000	15,531

Energy Transfer Operating LP 4.90%, 2/1/2024	27,000	29,413

Enterprise Products Operating LLC

3.50%, 2/1/2022	15,000	15,545

3.75%, 2/15/2025	20,000	21,708

EOG Resources, Inc. 2.63%, 3/15/2023	25,000	25,830

EQT Corp. 4.88%, 11/15/2021	17,000	16,782

Equinor ASA (Norway)

2.75%, 11/10/2021	19,000	19,471

3.15%, 1/23/2022	9,000	9,306

7.75%, 6/15/2023	15,000	17,976

Exxon Mobil Corp.

1.90%, 8/16/2022	8,000	8,122

3.18%, 3/15/2024	22,000	23,351

Kinder Morgan Energy Partners LP

3.50%, 3/1/2021	15,000	15,184

4.15%, 2/1/2024	21,000	22,763

MPLX LP 4.88%, 12/1/2024	46,000	51,012

Occidental Petroleum Corp.

2.70%, 2/15/2023	10,000	10,127

2.90%, 8/15/2024	18,000	18,253

ONEOK Partners LP 5.00%, 9/15/2023	24,000	26,418

Petroleos Mexicanos (Mexico)

4.88%, 1/18/2024	25,000	26,051

6.84%, 1/23/2030 (g)	1	1

Phillips 66 4.30%, 4/1/2022	22,000	23,142

Plains All American Pipeline LP 3.85%, 10/15/2023	15,000	15,737

Sunoco Logistics Partners Operations LP 4.25%, 4/1/2024	16,000	17,081

Total Capital International SA (France)

2.88%, 2/17/2022	10,000	10,292

3.75%, 4/10/2024	20,000	21,754

Western Midstream Operating LP 3.10%, 2/1/2025	20,000	19,957

Williams Cos., Inc. (The) 3.60%, 3/15/2022	15,000	15,531

		658,298

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	33

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Paper & Forest Products — 0.1%

Fibria Overseas Finance Ltd. (Brazil)

5.25%, 5/12/2024	5,000	5,410

4.00%, 1/14/2025	15,000	15,587

Georgia-Pacific LLC 8.00%, 1/15/2024	15,000	18,536

		39,533

Personal Products — 0.0% (f)

Estee Lauder Cos., Inc. (The) 2.00%, 12/1/2024	17,000	17,428

Pharmaceuticals — 0.8%

Allergan Funding SCS 3.45%, 3/15/2022	24,000	24,861

AstraZeneca plc (United Kingdom) 3.50%, 8/17/2023	15,000	16,032

Bristol-Myers Squibb Co.

2.88%, 2/19/2021 (e)	24,000	24,314

3.25%, 11/1/2023	15,000	15,979

2.90%, 7/26/2024 (e)	10,000	10,526

GlaxoSmithKline Capital plc (United Kingdom) 3.00%, 6/1/2024	18,000	19,182

GlaxoSmithKline Capital, Inc. (United Kingdom) 2.80%, 3/18/2023	10,000	10,446

Johnson & Johnson 2.25%, 3/3/2022	20,000	20,368

Merck & Co., Inc.

2.35%, 2/10/2022	7,000	7,156

2.40%, 9/15/2022	17,000	17,413

Mylan, Inc. 4.20%, 11/29/2023	15,000	16,188

Novartis Capital Corp. (Switzerland) 2.40%, 5/17/2022	37,000	37,928

Pfizer, Inc.

3.00%, 9/15/2021	21,000	21,568

3.40%, 5/15/2024	15,000	16,219

Sanofi (France) 4.00%, 3/29/2021	15,000	15,393

Shire Acquisitions Investments Ireland DAC 2.40%, 9/23/2021	33,000	33,437

		307,010

Professional Services — 0.0% (f)

Equifax, Inc. 3.60%, 8/15/2021	6,000	6,172

Road & Rail — 0.2%

Burlington Northern Santa Fe LLC

3.00%, 3/15/2023	15,000	15,626

3.85%, 9/1/2023	4,000	4,312

CSX Corp.

4.25%, 6/1/2021	4,000	4,107

3.40%, 8/1/2024	4,000	4,303

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Road & Rai — continued

Norfolk Southern Corp. 3.85%, 1/15/2024	13,000	14,084

Ryder System, Inc. 3.75%, 6/9/2023	15,000	15,962

Union Pacific Corp.

2.95%, 3/1/2022	6,000	6,176

4.16%, 7/15/2022	15,000	15,850

		80,420

Semiconductors & Semiconductor Equipment — 0.4%

Applied Materials, Inc. 4.30%, 6/15/2021	5,000	5,195

Broadcom Corp.

2.20%, 1/15/2021	25,000	25,094

3.00%, 1/15/2022	6,000	6,122

3.63%, 1/15/2024	10,000	10,498

Broadcom, Inc. 3.63%, 10/15/2024 (e)	15,000	15,787

Intel Corp.

2.35%, 5/11/2022	16,000	16,357

2.70%, 12/15/2022	15,000	15,585

Lam Research Corp. 2.80%, 6/15/2021	10,000	10,170

Microchip Technology, Inc. 4.33%, 6/1/2023	5,000	5,340

NXP BV (Netherlands) 4.88%, 3/1/2024 (e)	15,000	16,538

QUALCOMM, Inc. 2.60%, 1/30/2023	30,000	30,978

		157,664

Software — 0.5%

CA, Inc. 3.60%, 8/15/2022	15,000	15,409

Microsoft Corp.

4.00%, 2/8/2021	10,000	10,233

2.38%, 2/12/2022	58,000	59,386

Oracle Corp.

2.80%, 7/8/2021	18,000	18,376

2.50%, 5/15/2022	10,000	10,207

2.40%, 9/15/2023	30,000	31,067

3.40%, 7/8/2024	16,000	17,240

VMware, Inc. 2.95%, 8/21/2022	15,000	15,466

		177,384

Specialty Retail — 0.2%

Advance Auto Parts, Inc. 4.50%, 1/15/2022	15,000	15,729

AutoZone, Inc.

3.70%, 4/15/2022	5,000	5,210

2.88%, 1/15/2023	10,000	10,361

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Specialty Retail — continued

Home Depot, Inc. (The)

3.25%, 3/1/2022	15,000	15,526

2.70%, 4/1/2023	15,000	15,611

Lowe’s Cos., Inc. 3.75%, 4/15/2021	15,000	15,318

O’Reilly Automotive, Inc. 3.80%, 9/1/2022	5,000	5,256

		83,011

Technology Hardware, Storage & Peripherals — 0.5%

Apple, Inc.

1.55%, 8/4/2021	43,000	43,181

2.50%, 2/9/2022	10,000	10,248

2.10%, 9/12/2022	15,000	15,314

2.85%, 2/23/2023	15,000	15,656

2.40%, 5/3/2023	15,000	15,502

3.45%, 5/6/2024	10,000	10,836

1.80%, 9/11/2024	18,000	18,343

Dell International LLC

4.42%, 6/15/2021 (e)	18,000	18,575

4.00%, 7/15/2024 (e)	15,000	16,119

Hewlett Packard Enterprise Co. 4.40%, 10/15/2022 (d)	3,000	3,198

HP, Inc. 4.30%, 6/1/2021	15,000	15,479

Seagate HDD Cayman 4.88%, 3/1/2024	16,000	16,906

		199,357

Thrifts & Mortgage Finance — 0.0% (f)

New York Community Bancorp, Inc. (ICE LIBOR USD 3 Month + 2.78%), 5.90%, 11/6/2028 (a)	15,000	15,883

Tobacco — 0.3%

Altria Group, Inc. 4.75%, 5/5/2021	36,000	37,335

BAT Capital Corp. (United Kingdom)

2.76%, 8/15/2022	22,000	22,552

2.79%, 9/6/2024	15,000	15,528

Philip Morris International, Inc. 2.13%, 5/10/2023	25,000	25,452

		100,867

Trading Companies & Distributors — 0.3%

Air Lease Corp.

2.75%, 1/15/2023	15,000	15,412

3.00%, 9/15/2023	15,000	15,416

2.30%, 2/1/2025	8,000	7,995

Aircastle Ltd. 5.50%, 2/15/2022	15,000	15,987

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Trading Companies & Distributors — continued

International Lease Finance Corp.

8.63%, 1/15/2022	7,000	7,810

5.88%, 8/15/2022	31,000	33,942

		96,562

Wireless Telecommunication Services — 0.1%

Vodafone Group plc (United Kingdom) 3.75%, 1/16/2024	20,000	21,570

Total Corporate Bonds (Cost $8,918,378)		9,145,545

Mortgage-Backed Securities — 6.7%

FHLMC Gold Pools, 15 Year

Pool # J14776, 3.00%, 3/1/2026	21,775	22,573

Pool # G14783, 3.50%, 10/1/2026	20,857	21,872

Pool # J20134, 3.00%, 8/1/2027	12,930	13,413

Pool # G18452, 2.50%, 12/1/2027	53,989	55,568

Pool # E04178, 2.50%, 2/1/2028	13,657	14,056

Pool # J23906, 2.50%, 5/1/2028	55,953	57,634

Pool # J23582, 3.00%, 5/1/2028	20,117	20,948

Pool # G15724, 4.00%, 1/1/2029	4,963	5,217

Pool # G16577, 4.00%, 1/1/2029	10,788	11,366

Pool # G15093, 3.00%, 4/1/2029	13,237	13,793

Pool # G18511, 2.50%, 5/1/2029	9,841	10,138

Pool # G18512, 3.00%, 5/1/2029	26,093	27,123

Pool # G15164, 3.00%, 9/1/2029	13,412	13,962

Pool # G18549, 2.50%, 4/1/2030	40,636	41,870

Pool # G16749, 2.00%, 7/1/2030	12,734	13,033

Pool # J33012, 3.00%, 10/1/2030	37,611	39,297

Pool # G18587, 3.00%, 2/1/2031	20,868	21,708

Pool # G18597, 3.50%, 4/1/2031	2,619	2,751

Pool # G18600, 2.50%, 5/1/2031	14,610	15,061

Pool # G18618, 2.00%, 11/1/2031	13,773	14,074

Pool # G18620, 3.00%, 11/1/2031	15,805	16,441

Pool # G18626, 2.50%, 1/1/2032	82,484	85,029

Pool # G18632, 3.00%, 2/1/2032	16,754	17,428

Pool # J37147, 3.00%, 6/1/2032	13,148	13,749

Pool # G16207, 3.50%, 7/1/2032	12,983	13,824

Pool # J38058, 3.00%, 11/1/2032	53,543	56,150

Pool # J39722, 3.00%, 10/1/2033	14,332	14,968

Pool # G18715, 3.00%, 12/1/2033	16,255	16,866

Pool # G18720, 3.50%, 1/1/2034	13,176	13,807

Pool # G18723, 3.50%, 2/1/2034	11,330	11,872

Pool # G18726, 3.50%, 3/1/2034	10,398	10,929

FHLMC UMBS, 15 Year

Pool # ZK2607, 3.50%, 10/1/2025	5,130	5,382

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	35

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued
Pool # ZS8020, 3.00%, 9/1/2027	20,008	20,768
Pool # ZS7502, 2.50%, 4/1/2031	5,057	5,219
Pool # ZS8628, 2.00%, 11/1/2031	4,591	4,690
Pool # ZS7988, 3.50%, 2/1/2033	18,435	19,586
Pool # ZK9341, 3.00%, 3/1/2033	5,442	5,683
Pool # ZT0716, 3.00%, 10/1/2033	9,589	9,945
Pool # ZT2104, 2.50%, 12/1/2033	4,453	4,588
Pool # ZT1799, 3.50%, 3/1/2034	5,546	5,826
Pool # SB8008, 2.50%, 8/1/2034	18,311	18,812
Pool # QN0590, 2.50%, 9/1/2034	9,580	9,843
Pool # SB8013, 2.50%, 9/1/2034	11,247	11,555
Pool # SB8010, 2.50%, 10/1/2034	20,997	21,573
Pool # SB8012, 3.50%, 10/1/2034	11,089	11,654
Pool # SB0109, 2.50%, 11/1/2034	46,813	48,293
Pool # SB8015, 2.50%, 11/1/2034	36,773	37,780
Pool # SB8017, 3.50%, 11/1/2034	22,134	23,259
Pool # SB8021, 3.00%, 12/1/2034	15,530	16,123
Pool # SB0260, 2.50%, 2/1/2035	22,000	22,602

FNMA UMBS, 15 Year
Pool # AC8868, 4.50%, 12/1/2024	3,726	3,910
Pool # AE0988, 4.00%, 9/1/2025	7,204	7,585
Pool # AH0563, 3.00%, 12/1/2025	3,594	3,724
Pool # AL1168, 3.50%, 1/1/2026	17,917	18,818
Pool # AH9695, 4.00%, 4/1/2026	8,020	8,428
Pool # AL4643, 4.00%, 7/1/2026	12,003	12,638

Pool # AJ9357, 3.50%, 1/1/2027	13,398	14,074

Pool # AW7396, 3.50%, 1/1/2027	14,613	15,318

Pool # AK3264, 3.00%, 2/1/2027	14,308	14,826

Pool # AW7395, 3.00%, 2/1/2027	12,900	13,367

Pool # AK5412, 3.00%, 3/1/2027	13,039	13,535

Pool # AL1746, 3.50%, 3/1/2027	7,874	8,271

Pool # AB5095, 3.00%, 5/1/2027	12,632	13,127

Pool # BM4533, 4.00%, 8/1/2027	9,625	10,137

Pool # AQ5118, 2.50%, 11/1/2027	9,126	9,389

Pool # AQ1688, 2.00%, 12/1/2027	9,428	9,656

Pool # MA1277, 2.50%, 12/1/2027	80,542	82,867

Pool # AR1045, 2.50%, 1/1/2028	18,179	18,704

Pool # AR4180, 2.50%, 2/1/2028	39,443	40,633

Pool # AL3060, 3.00%, 2/1/2028	36,684	38,040

Pool # AT2769, 2.00%, 5/1/2028	17,171	17,565

Pool # AL4468, 3.50%, 11/1/2028	10,788	11,385

Pool # BM3954, 2.50%, 12/1/2028	66,300	68,266

Pool # AV8783, 3.00%, 1/1/2029	31,359	32,639

Pool # AV4793, 3.50%, 5/1/2029	11,644	12,236

Pool # AW8317, 2.50%, 9/1/2029	11,409	11,748

Pool # AL7205, 3.50%, 12/1/2029	4,516	4,746

Pool # AX7696, 3.00%, 1/1/2030	41,499	43,121

Pool # AS4489, 2.50%, 3/1/2030	3,651	3,769

Pool # AY6338, 2.50%, 3/1/2030	58,638	60,395

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # AS4678, 3.00%, 3/1/2030	46,472	48,321

Pool # AS5237, 2.50%, 6/1/2030	13,026	13,417

Pool # AL9852, 3.00%, 9/1/2030	28,600	29,739

Pool # BA6893, 2.50%, 2/1/2031	8,274	8,522

Pool # BC2482, 3.00%, 3/1/2031	34,190	35,551

Pool # BM3754, 3.50%, 4/1/2031	5,363	5,642

Pool # FM1336, 3.50%, 6/1/2031	13,214	13,965

Pool # AS7467, 2.50%, 7/1/2031	17,379	17,908

Pool # AS7606, 2.50%, 7/1/2031	44,526	45,970

Pool # AS7620, 2.50%, 7/1/2031	103,783	107,020

Pool # AL8804, 3.50%, 7/1/2031	6,054	6,395

Pool # MA2774, 2.00%, 10/1/2031	15,895	16,236

Pool # BM3174, 3.50%, 5/1/2032	6,775	7,177

Pool # MA3217, 2.50%, 12/1/2032	11,155	11,491

Pool # 890822, 3.00%, 12/1/2032	80,637	84,142

Pool # BM3276, 3.50%, 12/1/2032	19,721	20,847

Pool # CA1089, 3.00%, 2/1/2033	14,465	15,141

Pool # BJ9052, 3.50%, 2/1/2033	8,517	9,065

Pool # FM1309, 2.00%, 3/1/2033	13,772	14,068

Pool # MA3437, 3.00%, 8/1/2033	16,399	17,007

Pool # BN3975, 3.00%, 1/1/2034	11,051	11,461

Pool # MA3559, 3.50%, 1/1/2034	7,594	7,955

Pool # MA3588, 3.50%, 2/1/2034	31,344	32,832

Pool # MA3589, 4.00%, 2/1/2034	30,306	31,885

Pool # MA3631, 3.00%, 4/1/2034	37,391	38,818

Pool # CA3440, 3.50%, 4/1/2034	3,536	3,752

Pool # MA3657, 3.00%, 5/1/2034	23,418	24,312

Pool # FM1071, 3.50%, 5/1/2034	14,318	15,262

Pool # FM1112, 4.00%, 5/1/2034	5,959	6,361

Pool # MA3682, 3.50%, 6/1/2034	6,439	6,767

Pool # FM1111, 4.00%, 6/1/2034	14,373	15,410

Pool # MA3729, 2.50%, 7/1/2034	22,370	22,983

Pool # MA3695, 3.00%, 7/1/2034	6,786	7,045

Pool # BJ5549, 3.00%, 8/1/2034	6,762	7,021

Pool # FM1900, 2.50%, 11/1/2034	14,645	15,107

GNMA I, 15 Year

Pool # 794368, 3.00%, 2/15/2027	3,484	3,620

GNMA II, 15 Year

Pool # 796502, 3.00%, 4/20/2022	11,791	12,196

Pool # MA0756, 2.50%, 2/20/2028	4,949	5,127

Pool # MA1134, 3.00%, 7/20/2028	14,626	15,192

Pool # MA4355, 2.50%, 4/20/2032	14,147	14,562

Pool # MA4559, 3.00%, 7/20/2032	17,156	17,807

Pool # MA4625, 3.50%, 8/20/2032	11,992	12,574

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # MA6256, 3.50%, 12/20/2034	14,682	15,399

Total Mortgage-Backed Securities (Cost $2,435,073)		2,503,690

Supranational — 2.9%

African Development Bank (Supranational)

1.25%, 7/26/2021	26,000	26,084

3.00%, 9/20/2023	15,000	16,060

Asian Development Bank (Supranational)

1.75%, 6/8/2021	57,000	57,505

2.13%, 11/24/2021	10,000	10,195

1.88%, 2/18/2022	15,000	15,266

1.88%, 8/10/2022	29,000	29,651

1.50%, 10/18/2024	30,000	30,686

Asian Infrastructure Investment Bank (The) (Supranational) 2.25%, 5/16/2024	21,000	22,084

Corp. Andina de Fomento (Supranational)

2.13%, 9/27/2021	15,000	15,147

3.75%, 11/23/2023	22,000	23,704

Council of Europe Development Bank (Supranational) 1.63%, 3/16/2021	12,000	12,061

European Bank for Reconstruction & Development (Supranational)

1.50%, 11/2/2021	10,000	10,084

2.13%, 3/7/2022	43,000	43,988

European Investment Bank (Supranational)

4.00%, 2/16/2021	27,000	27,737

2.25%, 8/15/2022	54,000	55,713

2.50%, 3/15/2023	145,000	151,685

3.25%, 1/29/2024	8,000	8,701

2.25%, 6/24/2024	48,000	50,599

2.50%, 10/15/2024	17,000	18,144

Inter-American Development Bank (Supranational)

2.63%, 4/19/2021	15,000	15,261

1.75%, 4/14/2022	70,000	71,152

1.75%, 9/14/2022	43,000	43,873

International Bank for Reconstruction & Development (Supranational)

1.63%, 3/9/2021	100,000	100,516

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Supranational — continued

1.38%, 5/24/2021	74,000	74,300

2.75%, 7/23/2021	44,000	45,061

2.13%, 7/1/2022	35,000	35,950

2.50%, 3/19/2024	18,000	19,103

2.50%, 11/25/2024	15,000	16,041

International Finance Corp. (Supranational)

2.25%, 1/25/2021	25,000	25,257

1.38%, 10/16/2024	15,000	15,261

Total Supranational (Cost $1,058,781)		1,086,869

U.S. Government Agency Securities — 2.4%

FFCB

2.55%, 3/11/2021	48,000	48,729

2.54%, 4/5/2021	7,000	7,103

1.64%, 6/11/2021	27,000	26,964

1.63%, 12/27/2021	25,000	25,297

1.85%, 3/3/2022	27,000	27,079

FHLB

2.88%, 9/11/2020	35,000	35,300

2.63%, 10/1/2020	45,000	45,360

1.13%, 7/14/2021	115,000	115,247

2.50%, 3/11/2022	70,000	72,161

2.50%, 2/13/2024	15,000	15,874

1.50%, 8/15/2024	35,000	35,810

FHLMC

2.38%, 1/13/2022	173,000	177,462

FNMA

2.75%, 6/22/2021	50,000	51,132

1.25%, 8/17/2021	22,000	22,084

2.63%, 1/11/2022	50,000	51,541

2.00%, 10/5/2022	35,000	35,925

1.75%, 7/2/2024	15,000	15,483

1.63%, 1/7/2025	40,000	41,127

Israel Government AID Bond (Israel)

5.50%, 4/26/2024	15,000	17,622

Tennessee Valley Authority

1.88%, 8/15/2022	10,000	10,216

2.88%, 9/15/2024	20,000	21,620

Total U.S. Government Agency Securities (Cost $884,463)		899,136

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	37

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Commercial Mortgage-Backed Securities — 2.2%

BENCHMARK Mortgage Trust

Series 2019-B12, Class A2, 3.00%, 8/15/2052	7,000	7,385

Citigroup Commercial Mortgage Trust

Series 2013-GC17, Class A4, 4.13%, 11/10/2046	20,000	21,769

Series 2016-C1, Class AAB, 3.00%, 5/10/2049	12,000	12,585

Commercial Mortgage Trust

Series 2014-CR16, Class A3, 3.78%, 4/10/2047	24,969	26,845

Series 2014-LC15, Class A4, 4.01%, 4/10/2047	20,000	21,800

Series 2014-UBS4, Class A5, 3.69%, 8/10/2047	30,000	32,553

Series 2013-CR11, Class ASB, 3.66%, 8/10/2050	15,560	16,135

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K015, Class A2, 3.23%, 7/25/2021	90,719	92,107

Series K016, Class A2, 2.97%, 10/25/2021	28,114	28,548

Series K021, Class A1, 1.60%, 1/25/2022	13,551	13,549

Series K019, Class A2, 2.27%, 3/25/2022	15,868	16,080

Series K020, Class A2, 2.37%, 5/25/2022	10,000	10,213

Series K720, Class A2, 2.72%, 6/25/2022	15,000	15,404

Series K027, Class A2, 2.64%, 1/25/2023	26,000	26,912

Series K028, Class A2, 3.11%, 2/25/2023	10,000	10,483

FNMA ACES

Series 2014-M1, Class A2, 3.21%, 7/25/2023 (h)	13,329	14,101

Series 2014-M8, Class A2, 3.06%, 6/25/2024 (h)	38,000	40,582

Series 2017-M10, Class AV2, 2.56%, 7/25/2024 (h)	14,000	14,685

GS Mortgage Securities Trust

Series 2014-GC18, Class A4, 4.07%, 1/10/2047	30,000	32,611

Series 2014-GC18, Class AS, 4.38%, 1/10/2047	17,000	18,354

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

JP Morgan Chase Commercial Mortgage Securities Trust

Series 2013-LC11, Class C, 3.96%, 4/15/2046 (h)	22,000	22,690

Series 2013-C10, Class AS, 3.37%, 12/15/2047 ‡	20,000	20,928

JPMBB Commercial Mortgage Securities Trust

Series 2013-C17, Class ASB, 3.71%, 1/15/2047	15,571	16,312

Series 2014-C19, Class C, 4.68%, 4/15/2047 ‡ (h)	10,000	10,858

Series 2014-C22, Class AS, 4.11%, 9/15/2047	15,000	16,252

Series 2014-C23, Class C, 4. 47%, 9/15/2047 (h)	20,000	21,763

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2012-C5, Class A4, 3.18%, 8/15/2045	12,000	12,410

Series 2014-C19, Class A3, 3.25%, 12/15/2047	6,385	6,784

Series 2015-C25, Class ASB, 3.38%, 10/15/2048	40,000	42,198

Morgan Stanley Capital I Trust

Series 2011-C3, Class A4, 4.12%, 7/15/2049	4,142	4,259

UBS Commercial Mortgage Trust

Series 2018-C13, Class A2, 4.21%, 10/15/2051	9,984	10,776

UBS-Barclays Commercial Mortgage Trust

Series 2013-C6, Class A4, 3.24%, 4/10/2046	23,000	24,106

Wells Fargo Commercial Mortgage Trust

Series 2012-LC5, Class B, 4.14%, 10/15/2045 ‡	14,000	14,756

Series 2013-LC12, Class A4, 4.22%, 7/15/2046 (h)	12,000	12,974

Series 2014-LC16, Class ASB, 3.48%, 8/15/2050	8,601	8,965

Series 2019-C54, Class A2, 3.01%, 12/15/2052	35,000	36,853

WFRBS Commercial Mortgage Trust

Series 2012-C7, Class AS, 4.09%, 6/15/2045 (h)	32,000	33,503

Series 2012-C10, Class A3, 2.88%, 12/15/2045	12,000	12,402

Series 2012-C10, Class B, 3.74%, 12/15/2045 ‡	15,000	15,535

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Commercial Mortgage-Backed Securities — continued

Series 2014-C20, Class A3, 3.64%, 5/15/2047	42	43

Series 2014-C20, Class A5, 4.00%, 5/15/2047	12,000	13,105

Total Commercial Mortgage-Backed Securities (Cost $812,214)		830,173

Foreign Government Securities — 1.4%

Canada Government Bond (Canada)

2.63%, 1/25/2022	10,000	10,313

2.00%, 11/15/2022	35,000	36,007

1.63%, 1/22/2025	10,000	10,312

Export Development Canada (Canada)

1.38%, 10/21/2021	10,000	10,063

2.00%, 5/17/2022	15,000	15,335

2.75%, 3/15/2023	15,000	15,808

2.63%, 2/21/2024	10,000	10,640

Export-Import Bank of Korea (South Korea) 5.13%, 6/29/2020	50,000	50,619

Hungary Government Bond (Hungary)

5.38%, 2/21/2023	18,000	19,768

5.75%, 11/22/2023	20,000	22,736

Italian Republic Government Bond (Italy) 6.88%, 9/27/2023	36,000	42,090

Oriental Republic of Uruguay (Uruguay)

8.00%, 11/18/2022	5,000	5,562

4.50%, 8/14/2024	7,000	7,637

Province of Alberta (Canada) 2.20%, 7/26/2022	22,000	22,592

Province of British Columbia (Canada) 2.00%, 10/23/2022	15,000	15,396

1.75%, 9/27/2024	24,000	24,756

Province of Ontario (Canada)

2.55%, 2/12/2021	10,000	10,128

2.50%, 9/10/2021	15,000	15,323

2.25%, 5/18/2022	21,000	21,549

2.45%, 6/29/2022	15,000	15,481

3.05%, 1/29/2024	16,000	17,196

3.20%, 5/16/2024	15,000	16,294

Province of Quebec (Canada) 2.63%, 2/13/2023	20,000	20,940

Republic of Colombia (Colombia) 8.13%, 5/21/2024	20,000	24,685

Republic of Poland (Poland)

5.13%, 4/21/2021	29,000	30,161

4.00%, 1/22/2024	7,000	7,636

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

United Mexican States (Mexico) 3.63%, 3/15/2022	24,000	24,880

Total Foreign Government Securities (Cost $510,358)		523,907

Asset-Backed Securities — 1.0%

Ally Auto Receivables Trust Series 2018-3, Class A4, 3.12%, 7/17/2023	10,000	10,316

Ally Master Owner Trust Series 2018-4, Class A, 3.30%, 7/17/2023	10,000	10,281

American Express Credit Account Master Trust Series 2017-7, Class A, 2.35%, 5/15/2025	30,000	30,962

AmeriCredit Automobile Receivables Trust Series 2017-3, Class D, 3.18%, 7/18/2023	15,000	15,443

BA Credit Card Trust Series 2018-A3, Class A3, 3.10%, 12/15/2023	22,000	22,557

BMW Vehicle Lease Trust Series 2018-1, Class A3, 3.26%, 7/20/2021	10,000	10,103

Capital One Multi-Asset Execution Trust Series 2018-A1, Class A1, 3.01%, 2/15/2024	27,000	27,561

CarMax Auto Owner Trust

Series 2016-3, Class B, 1.90%, 4/15/2022	7,000	7,020

Series 2018-3, Class A3, 3.13%, 6/15/2023	17,000	17,350

Citibank Credit Card Issuance Trust Series 2018-A3, Class A3, 3.29%, 5/23/2025	33,000	35,217

Discover Card Execution Note Trust Series 2018-A4, Class A4, 3.11%, 1/16/2024	30,000	30,782

Drive Auto Receivables Trust Series 2019-3, Class A3, 2.49%, 6/15/2023	17,000	17,119

Ford Credit Auto Lease Trust Series 2018-B, Class A3, 3.19%, 12/15/2021	10,000	10,084

Ford Credit Auto Owner Trust

Series 2018-A, Class A3, 3.03%, 11/15/2022	5,102	5,168

Series 2017-A, Class C, 2.41%, 7/15/2023	6,000	6,043

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	39

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

Ford Credit Floorplan Master Owner Trust Series 2019-2, Class A, 3.06%, 4/15/2026	8,000	8,499

Ford Credit Floorplan Master Owner Trust A Series 2018-2, Class A, 3.17%, 3/15/2025	15,000	15,763

GM Financial Automobile Leasing Trust Series 2018-3, Class A3, 3.18%, 6/21/2021	8,797	8,845

GM Financial Consumer Automobile Receivables Trust Series 2018-1, Class A3, 2.32%, 7/18/2022	7,901	7,948

Honda Auto Receivables Owner Trust Series 2017-2, Class A4, 1.87%, 9/15/2023	17,000	17,067

Hyundai Auto Receivables Trust Series 2018-B, Class A3, 3.20%, 12/15/2022	8,000	8,160

Nissan Auto Lease Trust Series 2019-A, Class A3, 2.76%, 3/15/2022	7,000	7,099

Nissan Auto Receivables Owner Trust Series 2017-C, Class A3, 2.12%, 4/18/2022	10,712	10,753

Santander Drive Auto Receivables Trust Series 2019-1, Class C, 3.42%, 4/15/2025	10,000	10,222

Synchrony Credit Card Master Note Trust Series 2018-2, Class A, 3.47%, 5/15/2026	15,000	16,009

Toyota Auto Receivables Owner Trust

Series 2018-C, Class A3, 3.02%, 12/15/2022	12,000	12,238

Series 2019-D, Class A3, 1.92%, 1/16/2024	8,000	8,132

World Omni Auto Receivables Trust Series 2018-D, Class B, 3.67%, 12/16/2024	15,000	15,878

Total Asset-Backed Securities (Cost $393,740)		402,619

Municipal Bonds — 0.1% (i)

Florida — 0.1%

Other Revenue — 0.1%

State Board of Administration Finance Corp. Series 2013A, Rev., 3.00%, 7/1/2020	20,000	20,095

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Illinois — 0.0% (f)

General Obligation — 0.0% (f)

State of Illinois, Taxable Pension Series 2003, GO, 4.95%, 6/1/2023	13,091	13,742

New Jersey — 0.0% (f)
Industrial Development Revenue/Pollution Control Revenue — 0.0% (f)

New Jersey Economic Development Authority, Cityscape Schools., Inc. Series B, Rev., AGM, Zero Coupon, 2/15/2021	10,000	9,868

Total Municipal Bonds (Cost $43,141)		43,705

	SHARES

Short-Term Investments — 0.3%
Investment Companies — 0.3%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.44%(j)(k)(Cost $95,622)	95,622	95,622

Total Investments — 99.7% (Cost $36,403,139)		37,390,501

Other Assets Less Liabilities — 0.3%		104,583

Net Assets — 100.0%		37,495,084

Percentages indicated are based on net assets.

Abbreviations

ACES	Alternative Credit Enhancement Securities
AGM	Insured by Assured Guaranty Municipal Corp.
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
Rev.	Revenue
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2020.
(b)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 29, 2020.
(c)	Security is an interest bearing note with preferred security characteristics.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

(d)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 29, 2020.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	Amount rounds to less than 0.1% of net assets.
(g)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2020.
(i)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(j)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(k)	The rate shown is the current yield as of February 29, 2020.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	41

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — 26.7%

Aerospace & Defense — 0.6%

Arconic, Inc.

5.13%, 10/1/2024	37,000	39,701

5.95%, 2/1/2037	14,000	15,537

Boeing Co. (The)

3.60%, 5/1/2034	20,000	22,070

3.25%, 2/1/2035	20,000	21,288

3.95%, 8/1/2059	10,000	10,949

Lockheed Martin Corp. 4.09%, 9/15/2052	34,000	43,752

Moog, Inc. 4.25%, 12/15/2027 (a)	20,000	20,350

Precision Castparts Corp. 4.38%, 6/15/2045	15,000	19,266

Rockwell Collins, Inc. 3.50%, 3/15/2027	40,000	44,494

TransDigm, Inc. 6.25%, 3/15/2026 (a)	25,000	26,469

United Technologies Corp. 3.65%, 8/16/2023	60,000	64,798

		328,674

Air Freight & Logistics — 0.0% (b)

XPO Logistics, Inc. 6.13%, 9/1/2023 (a)	20,000	20,413

Airlines — 0.1%

Continental Airlines Pass-Through Trust

Series 2012-2, Class A, 4.00%, 10/29/2024	30,774	33,230

United Airlines Holdings, Inc.

5.00%, 2/1/2024	20,000	20,250

4.88%, 1/15/2025	16,000	16,080

		69,560

Auto Components — 0.2%

Adient US LLC 7.00%, 5/15/2026 (a)	15,000	15,619

Allison Transmission, Inc. 5.00%, 10/1/2024 (a)	18,000	18,202

American Axle & Manufacturing, Inc. 6.25%, 4/1/2025	28,000	27,109

Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (a)	15,000	15,825

Goodyear Tire & Rubber Co. (The) 5.00%, 5/31/2026	19,000	18,692

Icahn Enterprises LP 6.38%, 12/15/2025	22,000	22,715

		118,162

Banks — 4.9%

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (c)	182,000	188,599

(ICE LIBOR USD 3 Month + 0.97%), 3.46%, 3/15/2025 (c)	65,000	69,221

3.88%, 8/1/2025	82,000	90,596

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

(ICE LIBOR USD 3 Month + 0.87%), 2.46%, 10/22/2025 (c)	135,000	138,393

(ICE LIBOR USD 3 Month + 1.06%), 3.56%, 4/23/2027 (c)	40,000	43,431

(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (c)	29,000	31,953

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c)	20,000	21,895

(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (c)	35,000	39,380

(ICE LIBOR USD 3 Month + 1.32%), 4.08%, 4/23/2040 (c)	13,000	15,224

(ICE LIBOR USD 3 Month + 1.52%), 4.33%, 3/15/2050 (c)	28,000	35,852

Bank of Nova Scotia (The) (Canada) 3.40%, 2/11/2024	50,000	53,125

BNP Paribas SA (France) 3.25%, 3/3/2023	18,000	18,937

Canadian Imperial Bank of Commerce (Canada)

(ICE LIBOR USD 3 Month + 0.79%), 2.61%, 7/22/2023 (c)	24,000	24,494

3.10%, 4/2/2024	21,000	22,141

CIT Group, Inc.

5.25%, 3/7/2025	24,000	26,280

Citigroup, Inc. 2.75%, 4/25/2022	81,000	82,851

(ICE LIBOR USD 3 Month + 1.02%), 4.04%, 6/1/2024 (c)	60,000	64,142

(ICE LIBOR USD 3 Month + 1.19%), 4.07%, 4/23/2029 (c)	51,000	57,593

(SOFR + 1.42%), 2.98%, 11/5/2030 (c)	25,000	26,300

(SOFR + 1.15%), 2.67%, 1/29/2031 (c)	115,000	117,924

(ICE LIBOR USD 3 Month + 1.84%), 4.28%, 4/24/2048 (c)	18,000	22,414

Citizens Financial Group, Inc. 2.50%, 2/6/2030	5,000	5,071

Comerica, Inc. 3.70%, 7/31/2023	11,000	11,814

HSBC Holdings plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.06%), 3.26%, 3/13/2023 (c)	200,000	205,633

7.63%, 5/17/2032	40,000	55,980

6.10%, 1/14/2042	48,000	69,440

KeyCorp 2.25%, 4/6/2027	11,000	11,116

Mitsubishi UFJ Financial Group, Inc. (Japan)

2.67%, 7/25/2022	18,000	18,463

3.78%, 3/2/2025	15,000	16,434

MUFG Americas Holdings Corp. 3.50%, 6/18/2022	7,000	7,299

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

PNC Financial Services Group, Inc. (The) 2.55%, 1/22/2030	92,000	94,892

Royal Bank of Canada (Canada) 4.65%, 1/27/2026	12,000	13,876

Royal Bank of Scotland Group plc (United Kingdom)

6.10%, 6/10/2023	19,000	21,022

3.88%, 9/12/2023	200,000	212,713

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.85%, 1/11/2022	31,000	31,784

3.75%, 7/19/2023	20,000	21,346

Toronto-Dominion Bank (The) (Canada) 3.25%, 3/11/2024	13,000	13,866

Truist Bank 4.05%, 11/3/2025	21,000	23,645

Truist Financial Corp. 2.85%, 10/26/2024	51,000	53,682

US Bancorp 3.00%, 7/30/2029	27,000	28,787

Wells Fargo & Co.

3.07%, 1/24/2023	110,000	113,031

3.55%, 9/29/2025	26,000	28,266

(ICE LIBOR USD 3 Month + 0.73%), 2.16%, 2/11/2026 (c)	34,000	34,408

3.00%, 10/23/2026	51,000	54,072

(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027 (c)	85,000	90,658

(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (c)	81,000	88,063

(ICE LIBOR USD 3 Month + 1.00%), 2.57%, 2/11/2031 (c)	30,000	30,576

4.90%, 11/17/2045	25,000	31,610

4.75%, 12/7/2046	15,000	18,841

Westpac Banking Corp. (Australia)

3.65%, 5/15/2023	40,000	42,711

2.85%, 5/13/2026	7,000	7,380

		2,647,224

Beverages — 0.3%

Anheuser-Busch Cos. LLC (Belgium) 4.90%, 2/1/2046	45,000	55,604

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

4.75%, 1/23/2029	15,000	17,727

4.90%, 1/23/2031	25,000	30,372

Keurig Dr Pepper, Inc. 3.55%, 5/25/2021	30,000	30,717

		134,420

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Biotechnology — 0.8%

AbbVie, Inc.

2.30%, 11/21/2022 (a)	90,000	91,502

2.60%, 11/21/2024 (a)	125,000	129,175

2.95%, 11/21/2026 (a)	40,000	41,936

3.20%, 11/21/2029 (a)	13,000	13,712

4.05%, 11/21/2039 (a)	48,000	53,017

Gilead Sciences, Inc.

2.95%, 3/1/2027	87,000	92,680

4.15%, 3/1/2047	25,000	30,197

		452,219

Building Products — 0.1%

Standard Industries, Inc. 6.00%, 10/15/2025 (a)	32,000	33,440

Capital Markets — 2.3%

Ameriprise Financial, Inc. 4.00%, 10/15/2023	21,000	22,710

Bank of New York Mellon Corp. (The)

3.50%, 4/28/2023	21,000	22,322

2.10%, 10/24/2024	13,000	13,342

Goldman Sachs Group, Inc. (The)

2.35%, 11/15/2021	95,000	95,517

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (c)	122,000	125,255

3.63%, 2/20/2024	60,000	64,123

(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (c)	93,000	98,365

3.50%, 11/16/2026	66,000	70,960

3.85%, 1/26/2027	31,000	34,073

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	70,000	76,526

Morgan Stanley

3.75%, 2/25/2023	102,000	108,557

(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (c)	65,000	69,033

(SOFR + 1.15%), 2.72%, 7/22/2025 (c)	80,000	82,804

3.88%, 1/27/2026	51,000	56,401

3.13%, 7/27/2026	30,000	31,972

3.63%, 1/20/2027	37,000	40,607

(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (c)	35,000	38,309

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (c)	20,000	22,174

(SOFR + 1.14%), 2.70%, 1/22/2031(c)	50,000	51,569

4.38%, 1/22/2047	33,000	41,945

MSCI, Inc. 5.75%, 8/15/2025 (a)	12,000	12,420

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	43

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Capital Markets — continued

Northern Trust Corp. 3.95%, 10/30/2025	27,000	30,370

State Street Corp. 3.10%, 5/15/2023	27,000	28,320

TD Ameritrade Holding Corp. 2.75%, 10/1/2029	18,000	18,777

		1,256,451

Chemicals — 0.3%

CF Industries, Inc. 4.95%, 6/1/2043	30,000	31,824

Chemours Co. (The)

6.63%, 5/15/2023	5,000	4,817

7.00%, 5/15/2025	22,000	20,515

5.38%, 5/15/2027	9,000	7,719

Ecolab, Inc. 3.25%, 12/1/2027	20,000	22,140

NOVA Chemicals Corp. (Canada) 5.25%, 6/1/2027 (a)	25,000	23,758

Olin Corp. 5.13%, 9/15/2027	13,000	13,100

PolyOne Corp. 5.25%, 3/15/2023	12,000	12,780

Scotts Miracle-Gro Co. (The) 4.50%, 10/15/2029 (a)	20,000	20,700

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	10,000	9,275

Valvoline, Inc. 4.38%, 8/15/2025	10,000	10,300

		176,928

Commercial Services & Supplies — 0.2%

ACCO Brands Corp. 5.25%, 12/15/2024 (a)	18,000	18,502

ADT Security Corp. (The) 4.13%, 6/15/2023	26,000	26,504

Aramark Services, Inc. 4.75%, 6/1/2026	25,000	25,875

Brink’s Co. (The) 4.63%, 10/15/2027 (a)	20,000	20,500

Prime Security Services Borrower LLC 5.75%, 4/15/2026 (a)	17,000	17,680

Waste Management, Inc. 3.20%, 6/15/2026	13,000	14,097

		123,158

Communications Equipment — 0.2%

CommScope, Inc.

5.50%, 6/15/2024 (a)	17,000	16,152

6.00%, 3/1/2026 (a)	32,000	32,846

Nokia OYJ (Finland) 4.38%, 6/12/2027	13,000	13,713

Plantronics, Inc. 5.50%, 5/31/2023 (a)	20,000	18,200

		80,911

Construction & Engineering — 0.1%

AECOM 5.13%, 3/15/2027	18,000	18,599

MasTec, Inc. 4.88%, 3/15/2023	15,000	15,075

		33,674

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Consumer Finance — 0.5%

Ally Financial, Inc.

5.75%, 11/20/2025	29,000	32,731

8.00%, 11/1/2031	37,000	51,221

Capital One Financial Corp. 3.20%, 1/30/2023	40,000	41,531

Credit Acceptance Corp. 6.63%, 3/15/2026 (a)	15,000	15,750

Curo Group Holdings Corp. 8.25%, 9/1/2025 (a)	8,000	6,780

John Deere Capital Corp. 2.65%, 6/10/2026	49,000	52,221

Navient Corp. 5.88%, 10/25/2024	20,000	20,500

Springleaf Finance Corp. 7.13%, 3/15/2026	59,000	65,490

		286,224

Containers & Packaging — 0.2%

Ball Corp. 5.25%, 7/1/2025	20,000	22,117

Berry Global, Inc. 4.88%, 7/15/2026 (a)	30,000	30,516

Crown Americas LLC 4.25%, 9/30/2026	13,000	13,381

Greif, Inc. 6.50%, 3/1/2027 (a)	25,000	26,890

Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024 (a)	25,000	24,750

Sealed Air Corp. 5.50%, 9/15/2025 (a)	12,000	13,140

		130,794

Distributors — 0.0% (b)

Performance Food Group, Inc. 5.50%, 10/15/2027 (a)	11,000	11,591

Diversified Consumer Services — 0.0% (b)

Service Corp. International 5.38%, 5/15/2024	12,000	12,225

Diversified Financial Services — 0.5%

ACE Cash Express, Inc. 12.00%, 12/15/2022 (a)	5,000	4,037

AIG Global Funding 1.90%, 10/6/2021 (a)	15,000	15,034

CNG Holdings, Inc. 12.50%, 6/15/2024 (a)	10,000	9,450

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (a)	3,000	2,791

National Rural Utilities Cooperative Finance Corp.

3.25%, 11/1/2025	40,000	43,516

3.40%, 2/7/2028	24,000	26,933

4.40%, 11/1/2048	23,000	29,391

ORIX Corp. (Japan) 4.05%, 1/16/2024	17,000	18,482

Shell International Finance BV (Netherlands)

3.25%, 5/11/2025	71,000	76,511

3.75%, 9/12/2046	22,000	25,028

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Diversified Financial Services — continued

3.13%, 11/7/2049	25,000	25,721

		276,894

Diversified Telecommunication Services — 1.0%

AT&T, Inc. 4.75%, 5/15/2046	20,000	23,581

CCO Holdings LLC

5.75%, 2/15/2026 (a)	114,000	118,526

5.13%, 5/1/2027 (a)	25,000	25,992

5.00%, 2/1/2028 (a)	40,000	41,600

CenturyLink, Inc.

Series T, 5.80%, 3/15/2022	12,000	12,585

5.63%, 4/1/2025	17,000	17,722

4.00%, 2/15/2027 (a)	15,000	15,074

Series G, 6.88%, 1/15/2028	3,000	3,330

Cincinnati Bell, Inc. 8.00%, 10/15/2025 (a)	4,000	4,298

Embarq Corp. 8.00%, 6/1/2036	13,000	13,845

Frontier Communications Corp. 6.88%, 1/15/2025	35,000	16,713

Intelsat Jackson Holdings SA (Luxembourg) 8.50%, 10/15/2024 (a)	28,000	24,500

Level 3 Financing, Inc. 5.25%, 3/15/2026	54,000	55,755

Sprint Capital Corp. 8.75%, 3/15/2032	57,000	79,230

Telecom Italia Capital SA (Italy) 6.00%, 9/30/2034	24,000	26,700

Verizon Communications, Inc.

3.85%, 11/1/2042	25,000	28,323

4.67%, 3/15/2055	14,000	18,595

Windstream Services LLC 8.63%, 10/31/2025 (a)(d)	15,000	13,662

		540,031

Electric Utilities — 1.2%

Alabama Power Co.

Series 13-A, 3.55%, 12/1/2023	27,000	28,983

Arizona Public Service Co. 3.15%, 5/15/2025	21,000	22,473

Connecticut Light & Power Co. (The) 4.00%, 4/1/2048	15,000	18,953

Duke Energy Carolinas LLC 3.20%, 8/15/2049	15,000	16,055

Duke Energy Indiana LLC

Series YYY, 3.25%, 10/1/2049	24,000	25,668

Edison International 5.75%, 6/15/2027	75,000	88,700

Entergy Louisiana LLC

2.40%, 10/1/2026	27,000	28,228

3.05%, 6/1/2031	50,000	54,860

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Electric Utilities — continued

Indiana Michigan Power Co.

Series K, 4.55%, 3/15/2046	18,000	23,081

Kentucky Utilities Co. 5.13%, 11/1/2040	23,000	30,738

Monongahela Power Co. 4.10%, 4/15/2024 (a)	81,000	88,874

Public Service Electric & Gas Co. 3.00%, 5/15/2027	20,000	21,611

Southern California Edison Co.

Series C, 3.60%, 2/1/2045	15,000	15,715

Series C, 4.13%, 3/1/2048	24,000	27,542

Southwestern Public Service Co.

3.30%, 6/15/2024	20,000	21,285

4.50%, 8/15/2041	24,000	30,747

Tucson Electric Power Co.

3.05%, 3/15/2025	18,000	19,233

4.85%, 12/1/2048	27,000	36,415

Vistra Operations Co. LLC 5.50%, 9/1/2026 (a)	19,000	19,220

Wisconsin Public Service Corp. 4.75%, 11/1/2044	27,000	35,871

		654,252

Electrical Equipment — 0.1%

EnerSys 5.00%, 4/30/2023 (a)	26,000	27,213

Sensata Technologies BV 5.00%, 10/1/2025 (a)	15,000	15,789

		43,002

Electronic Equipment, Instruments & Components — 0.0% (b)

CDW LLC 5.00%, 9/1/2025	12,000	12,364

Energy Equipment & Services — 0.3%

Baker Hughes a GE Co. LLC 4.08%, 12/15/2047	10,000	10,587

Nabors Industries Ltd. 7.25%, 1/15/2026 (a)	20,000	18,350

Nabors Industries, Inc. 5.75%, 2/1/2025	15,000	10,762

Noble Holding International Ltd. 6.20%, 8/1/2040	5,000	1,400

Schlumberger Holdings Corp. 3.90%, 5/17/2028 (a)	83,000	89,421

Transocean Pontus Ltd. 6.13%, 8/1/2025 (a)	18,370	18,554

		149,074

Entertainment — 0.3%

Live Nation Entertainment, Inc.

5.63%, 3/15/2026 (a)	2,000	2,055

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	45

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Entertainment — continued

4.75%, 10/15/2027 (a)	40,000	40,200

NBCUniversal Media LLC 2.88%, 1/15/2023	62,000	64,710

Netflix, Inc. 4.88%, 6/15/2030 (a)	55,000	57,959

		164,924

Equity Real Estate Investment Trusts (REITs) — 0.6%

AvalonBay Communities, Inc. 3.35%, 5/15/2027	9,000	9,923

Brookfield Property REIT, Inc. 5.75%, 5/15/2026 (a)	24,000	23,730

ERP Operating LP 3.25%, 8/1/2027	11,000	11,858

ESH Hospitality, Inc. 4.63%, 10/1/2027 (a)	20,000	19,500

GLP Capital LP 4.00%, 1/15/2030	10,000	10,625

Healthpeak Properties, Inc. 3.00%, 1/15/2030	9,000	9,461

Iron Mountain, Inc. 5.75%, 8/15/2024	18,000	18,135

MGM Growth Properties Operating Partnership LP 5.63%, 5/1/2024	12,000	12,990

National Retail Properties, Inc. 3.60%, 12/15/2026	9,000	9,883

Realty Income Corp. 4.13%, 10/15/2026	17,000	19,474

Ryman Hospitality Properties, Inc. 4.75%, 10/15/2027 (a)	25,000	25,344

Simon Property Group LP

2.75%, 6/1/2023	65,000	67,283

3.25%, 9/13/2049	23,000	24,042

VICI Properties LP

4.25%, 12/1/2026 (a)	30,000	30,303

4.63%, 12/1/2029 (a)	20,000	20,650

		313,201

Food & Staples Retailing — 0.1%

Albertsons Cos., Inc.

6.63%, 6/15/2024	18,000	18,495

4.63%, 1/15/2027 (a)	20,000	19,700

New Albertsons LP 8.00%, 5/1/2031	10,000	10,750

Rite Aid Corp. 6.13%, 4/1/2023 (a)	10,000	9,163

Walmart, Inc. 3.63%, 12/15/2047	15,000	17,906

		76,014

Food Products — 0.3%

JBS USA LUX SA 5.75%, 6/15/2025 (a)	50,000	51,312

Lamb Weston Holdings, Inc. 4.88%, 11/1/2026(a)	15,000	15,563

Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	22,000	24,719

Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (a)	16,000	16,315

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Food Products — continued

Post Holdings, Inc. 5.50%, 12/15/2029 (a)	25,000	25,938

		133,847

Gas Utilities — 0.2%

AmeriGas Partners LP 5.50%, 5/20/2025	23,000	23,403

Atmos Energy Corp. 5.50%, 6/15/2041	13,000	17,678

Boston Gas Co. 3.00%, 8/1/2029 (a)	11,000	11,787

Brooklyn Union Gas Co. (The) 3.87%, 3/4/2029 (a)	10,000	11,184

Southern California Gas Co.

Series XX, 2.55%, 2/1/2030	14,000	14,769

		78,821

Health Care Equipment & Supplies — 0.1%

Abbott Laboratories 4.90%, 11/30/2046	10,000	13,879

Boston Scientific Corp. 4.70%, 3/1/2049	15,000	19,574

Teleflex, Inc. 4.63%, 11/15/2027	20,000	20,988

		54,441

Health Care Providers & Services — 1.4%

Centene Corp.

5.25%, 4/1/2025 (a)	24,000	24,690

5.38%, 6/1/2026 (a)	29,000	30,522

4.63%, 12/15/2029 (a)	20,000	21,400

Community Health Systems, Inc.

6.25%, 3/31/2023	25,000	25,047

8.00%, 3/15/2026 (a)	16,000	16,523

CVS Health Corp. 2.88%, 6/1/2026	20,000	20,737

DaVita, Inc. 5.00%, 5/1/2025	40,000	40,590

Encompass Health Corp. 4.50%, 2/1/2028	15,000	15,170

Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	10,000	5,293

HCA, Inc.

5.25%, 6/15/2026	49,000	56,048

5.38%, 9/1/2026	155,000	172,403

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (a) (e)	5,000	4,251

Team Health Holdings, Inc. 6.38%, 2/1/2025 (a)	23,000	12,650

Tenet Healthcare Corp.

4.63%, 9/1/2024 (a)	55,000	55,894

4.88%, 1/1/2026 (a)	20,000	20,375

5.13%, 11/1/2027 (a)	10,000	10,387

UnitedHealth Group, Inc.

3.88%, 10/15/2020	100,000	100,804

3.38%, 4/15/2027	40,000	43,548

4.63%, 11/15/2041	51,000	63,493

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Health Care Providers & Services — continued

3.70%, 8/15/2049	10,000	11,233

		751,058

Hotels, Restaurants & Leisure — 0.6%

1011778 BC ULC (Canada) 3.88%, 1/15/2028 (a)	17,000	16,894

Boyne USA, Inc. 7.25%, 5/1/2025 (a)	19,000	20,330

CCM Merger, Inc. 6.00%, 3/15/2022 (a)	10,000	10,100

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (a)	14,000	14,140

Enterprise Development Authority (The) 12.00%, 7/15/2024 (a)	7,000	8,015

Hilton Domestic Operating Co., Inc. 5.13%, 5/1/2026	24,000	24,638

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	20,000	21,400

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026	20,000	21,500

MGM Resorts International 5.50%, 4/15/2027	62,000	66,941

Scientific Games International, Inc. 5.00%, 10/15/2025 (a)	16,000	16,050

Station Casinos LLC 5.00%, 10/1/2025 (a)	25,000	25,125

Wyndham Destinations, Inc. 5.40%, 4/1/2024 (d)	25,000	26,813

Wynn Las Vegas LLC 5.50%, 3/1/2025(a)	25,000	24,531

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (a)	15,000	14,494

		310,971

Household Durables — 0.1%

Lennar Corp. 4.75%, 5/30/2025	30,000	32,419

Newell Brands, Inc. 5.38%, 4/1/2036 (d)	20,000	22,284

Toll Brothers Finance Corp. 4.88%, 11/15/2025	13,000	14,203

		68,906

Household Products — 0.1%

Central Garden & Pet Co. 5.13%, 2/1/2028	20,000	20,850

Energizer Holdings, Inc. 6.38%, 7/15/2026 (a)	15,000	15,559

Kimberly-Clark Corp. 3.20%, 4/25/2029	13,000	14,566

Spectrum Brands, Inc. 5.75%, 7/15/2025	25,000	25,625

		76,600

Independent Power and Renewable Electricity Producers — 0.1%

AES Corp. 5.50%, 4/15/2025	24,000	24,550

Calpine Corp. 5.25%, 6/1/2026 (a)	10,000	9,914

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Independent Power and Renewable Electricity Producers — continued

NRG Energy, Inc. 6.63%, 1/15/2027	39,000	40,662

		75,126

Industrial Conglomerates — 0.1%

General Electric Co.

4.38%, 9/16/2020	45,000	45,583

4.13%, 10/9/2042	30,000	32,055

		77,638

Insurance — 0.5%

Aflac, Inc. 3.25%, 3/17/2025	10,000	10,745

Allstate Corp. (The) 5.35%, 6/1/2033	10,000	13,561

Athene Global Funding 2.95%, 11/12/2026 (a)	16,000	16,851

Berkshire Hathaway Finance Corp. 4.25%, 1/15/2049	14,000	17,505

Jackson National Life Global Funding 2.50%, 6/27/2022 (a)	27,000	27,477

Lincoln National Corp. 3.35%, 3/9/2025	9,000	9,636

Manulife Financial Corp. (Canada) 4.15%, 3/4/2026	18,000	20,453

MetLife, Inc. 4.13%, 8/13/2042	33,000	39,469

New York Life Global Funding 3.00%, 1/10/2028 (a)	20,000	22,026

Pacific Life Insurance Co.

(ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (a) (c)	9,000	10,100

Principal Financial Group, Inc. 3.70%, 5/15/2029	13,000	14,790

Progressive Corp. (The) 4.35%, 4/25/2044	7,000	8,760

Prudential Financial, Inc. 3.88%, 3/27/2028	18,000	20,329

Reliance Standard Life Global Funding II 2.75%, 1/21/2027 (a)	14,000	14,618

Travelers Cos., Inc. (The) 5.35%, 11/1/2040	15,000	21,002

		267,322

Internet & Direct Marketing Retail — 0.2%

Amazon.com, Inc. 3.15%, 8/22/2027	82,000	89,846

Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	8,000	7,580

		97,426

IT Services — 0.3%

International Business Machines Corp.

3.30%, 5/15/2026	100,000	109,286

5.60%, 11/30/2039	26,000	36,805

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	47

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

IT Services — continued

Zayo Group LLC 6.38%, 5/15/2025	25,000	25,563

		171,654

Leisure Products — 0.0% (b)

Mattel, Inc. 6.75%, 12/31/2025 (a)	23,000	24,172

Machinery — 0.2%

ATS Automation Tooling Systems, Inc. (Canada) 6.50%, 6/15/2023 (a)	15,000	15,262

Colfax Corp. 6.00%, 2/15/2024 (a)	5,000	5,183

Otis Worldwide Corp. 3.36%, 2/15/2050 (a)	15,000	15,537

Parker-Hannifin Corp. 3.25%, 3/1/2027	41,000	44,187

Tennant Co. 5.63%, 5/1/2025	10,000	10,400

		90,569

Media — 1.8%

AMC Networks, Inc. 5.00%, 4/1/2024	12,000	12,060

Charter Communications Operating LLC 4.80%, 3/1/2050	20,000	21,539

Cinemark USA, Inc. 4.88%, 6/1/2023	15,000	14,933

Clear Channel Worldwide Holdings, Inc. 5.13%, 8/15/2027 (a)	47,000	47,117

Comcast Corp.

3.38%, 8/15/2025	20,000	21,750

2.35%, 1/15/2027	100,000	103,359

3.90%, 3/1/2038	20,000	23,336

3.25%, 11/1/2039	38,000	41,095

4.75%, 3/1/2044	82,000	106,043

3.40%, 7/15/2046	15,000	16,143

4.00%, 3/1/2048	20,000	23,706

Diamond Sports Group LLC 5.38%, 8/15/2026 (a)	10,000	9,220

DISH DBS Corp.

6.75%, 6/1/2021	20,000	20,710

5.88%, 11/15/2024	66,000	67,698

iHeartCommunications, Inc. 6.38%, 5/1/2026	25,000	26,867

8.38%, 5/1/2027	5,000	5,430

Lamar Media Corp.

5.75%, 2/1/2026	24,000	24,961

3.75%, 2/15/2028 (a)	175,000	175,490

Midcontinent Communications 5.38%, 8/15/2027 (a)	10,000	10,525

Nexstar Broadcasting, Inc. 5.63%, 7/15/2027 (a)	40,000	41,402

Outfront Media Capital LLC 5.00%, 8/15/2027 (a)	21,000	21,631

Sirius XM Radio, Inc.

5.38%, 7/15/2026 (a)	30,000	31,044

5.00%, 8/1/2027 (a)	30,000	31,388

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Media — continued

ViacomCBS, Inc.

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (c)	41,000	41,820

Videotron Ltd. (Canada) 5.38%, 6/15/2024 (a)	12,000	12,812

5.13%, 4/15/2027 (a)	25,000	26,218

WMG Acquisition Corp. 4.88%, 11/1/2024 (a)	13,000	13,358

		991,655

Metals & Mining — 0.3%

Arconic Rolled Products Corp.

6.13%, 2/15/2028 (a)	35,000	36,050

Commercial Metals Co. 4.88%, 5/15/2023	28,000	28,930

Freeport-McMoRan, Inc.

3.88%, 3/15/2023	31,000	31,165

5.45%, 3/15/2043	30,000	29,100

Kaiser Aluminum Corp. 4.63%, 3/1/2028 (a)	10,000	9,900

Rio Tinto Finance USA Ltd. (Australia) 7.13%, 7/15/2028	19,000	26,396

Steel Dynamics, Inc. 4.13%, 9/15/2025	13,000	13,348

		174,889

Multiline Retail — 0.0% (b)

Neiman Marcus Group Ltd. LLC 14.00% (Blend (cash 8.00% + PIK 6.00%)), 4/25/2024 (a) (e)	13,943	6,930

8.00%, 10/25/2024 (a)	21,000	5,985

		12,915

Multi-Utilities — 0.3%

Berkshire Hathaway Energy Co.

3.25%, 4/15/2028	23,000	24,936

5.15%, 11/15/2043	27,000	36,072

3.80%, 7/15/2048	15,000	17,223

Consolidated Edison Co. of New York, Inc.

Series A, 4.13%, 5/15/2049	21,000	24,697

Puget Sound Energy, Inc. 5.76%, 7/15/2040	26,000	36,019

		138,947

Oil, Gas & Consumable Fuels — 1.7%

Antero Midstream Partners LP 5.75%, 3/1/2027 (a)	8,000	5,440

Antero Resources Corp. 5.13%, 12/1/2022	13,000	8,093

Blue Racer Midstream LLC 6.13%, 11/15/2022 (a)	19,000	17,371

BP Capital Markets America, Inc.

3.02%, 1/16/2027	28,000	29,730

4.23%, 11/6/2028	50,000	57,838

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

3.00%, 2/24/2050	35,000	34,549

Buckeye Partners LP

3.95%, 12/1/2026	10,000	9,500

4.13%, 12/1/2027	15,000	14,471

Cheniere Energy Partners LP 5.25%, 10/1/2025	12,000	12,030

Chesapeake Energy Corp. 11.50%, 1/1/2025 (a)	15,000	8,963

Comstock Resources, Inc. 7.50%, 5/15/2025 (a)	10,000	7,372

DCP Midstream Operating LP

5.38%, 7/15/2025	20,000	20,950

EnLink Midstream Partners LP

4.40%, 4/1/2024	8,000	7,302

5.60%, 4/1/2044	9,000	6,921

EP Energy LLC

9.38%, 5/1/2024 (a) (f)	10,000	200

8.00%, 11/29/2024 (a) (f)	17,000	6,970

7.75%, 5/15/2026 (a) (f)	25,000	14,750

Exxon Mobil Corp. 3.10%, 8/16/2049	35,000	36,148

Gulfport Energy Corp.

6.63%, 5/1/2023	5,000	2,612

6.00%, 10/15/2024	5,000	1,663

Hilcorp Energy I LP 5.00%, 12/1/2024 (a)	26,000	20,540

MEG Energy Corp. (Canada)

6.50%, 1/15/2025 (a)	8,000	7,880

7.13%, 2/1/2027 (a)	5,000	4,750

NGPL PipeCo LLC 4.38%, 8/15/2022 (a)	5,000	5,223

Noble Energy, Inc. 3.85%, 1/15/2028	95,000	98,337

NuStar Logistics LP 5.63%, 4/28/2027	20,000	20,404

Oasis Petroleum, Inc. 6.25%, 5/1/2026 (a)	10,000	6,150

Occidental Petroleum Corp.

2.60%, 4/15/2022	46,000	46,829

4.40%, 4/15/2046	31,000	28,089

Parsley Energy LLC

5.38%, 1/15/2025 (a)	10,000	10,000

5.25%, 8/15/2025 (a)	5,000	4,950

PBF Holding Co. LLC 6.00%, 2/15/2028 (a)	20,000	19,750

QEP Resources, Inc. 5.63%, 3/1/2026	23,000	18,400

Range Resources Corp.

5.00%, 8/15/2022	6,000	4,920

4.88%, 5/15/2025	5,000	3,161

SM Energy Co. 6.13%, 11/15/2022	13,000	11,700

Southwestern Energy Co. 7.50%, 4/1/2026	15,000	11,438

Spectra Energy Partners LP 4.50%, 3/15/2045	15,000	16,762

Suncor Energy, Inc. (Canada) 6.80%, 5/15/2038	15,000	21,897

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — continued

Sunoco Logistics Partners Operations LP 5.35%, 5/15/2045	20,000	20,648

Sunoco LP 5.50%, 2/15/2026	22,000	22,332

Tallgrass Energy Partners LP 5.50%, 9/15/2024 (a)	12,000	11,131

Targa Resources Partners LP

5.13%, 2/1/2025	33,000	33,124

6.88%, 1/15/2029	25,000	26,969

Total Capital International SA (France) 3.46%, 2/19/2029	15,000	16,596

3.46%, 7/12/2049	31,000	33,937

TransCanada PipeLines Ltd. (Canada)

3.75%, 10/16/2023	41,000	43,715

5.10%, 3/15/2049	22,000	27,422

Ultra Resources, Inc. 11.00% (Blend (cash 9.00% + PIK 2.00%)), 7/12/2024 (e)	25,535	2,999

WPX Energy, Inc. 5.75%, 6/1/2026	25,000	24,805

		927,731

Pharmaceuticals — 0.9%

Advanz Pharma Corp. Ltd. (Canada) 8.00%, 9/6/2024	23,000	21,390

Bausch Health Americas, Inc.

9.25%, 4/1/2026 (a)	8,000	8,939

8.50%, 1/31/2027 (a)	8,000	8,778

Bausch Health Cos., Inc.

7.00%, 3/15/2024 (a)	55,000	56,627

5.50%, 11/1/2025 (a)	55,000	56,627

Bristol-Myers Squibb Co.

2.90%, 7/26/2024 (a)	35,000	36,879

3.40%, 7/26/2029 (a)	40,000	44,810

4.13%, 6/15/2039 (a)	50,000	60,805

5.00%, 8/15/2045 (a)	18,000	24,544

4.25%, 10/26/2049 (a)	15,000	19,295

Eli Lilly & Co. 4.15%, 3/15/2059	18,000	22,571

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (a)	10,000	10,560

Pfizer, Inc. 3.60%, 9/15/2028	81,000	92,103

		463,928

Professional Services — 0.1%

AMN Healthcare, Inc. 5.13%, 10/1/2024 (a)	35,000	35,875

Road & Rail — 0.2%

Avis Budget Car Rental LLC 5.25%, 3/15/2025 (a)	11,000	11,087

Burlington Northern Santa Fe LLC

4.70%, 9/1/2045	15,000	19,204

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	49

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Road & Rail — continued

3.55%, 2/15/2050	18,000	20,309

DAE Funding LLC (United Arab Emirates) 5.75%, 11/15/2023 (a)	15,000	15,448

Union Pacific Corp. 3.25%, 2/5/2050	25,000	25,749

		91,797

Semiconductors & Semiconductor Equipment — 0.0% (b)

Amkor Technology, Inc. 6.63%, 9/15/2027 (a)	7,000	7,560

Software — 0.4%

Microsoft Corp.

3.50%, 2/12/2035	20,000	23,316

4.00%, 2/12/2055	16,000	20,270

Nuance Communications, Inc. 5.63%, 12/15/2026	13,000	13,715

Open Text Corp. (Canada) 5.88%, 6/1/2026 (a)	14,000	14,823

Oracle Corp.

2.65%, 7/15/2026	108,000	114,022

4.38%, 5/15/2055	22,000	28,069

		214,215

Specialty Retail — 0.6%

Group 1 Automotive, Inc. 5.25%, 12/15/2023 (a)	16,000	16,147

Home Depot, Inc. (The)

3.90%, 12/6/2028	47,000	54,019

5.95%, 4/1/2041	40,000	58,536

3.13%, 12/15/2049	25,000	26,552

3.50%, 9/15/2056	20,000	22,648

L Brands, Inc.

5.63%, 10/15/2023	10,000	10,775

6.88%, 11/1/2035	15,000	15,225

Lowe’s Cos., Inc. 4.05%, 5/3/2047	25,000	28,166

Penske Automotive Group, Inc. 5.50%, 5/15/2026	25,000	25,937

PetSmart, Inc. 7.13%, 3/15/2023 (a)	19,000	18,572

Staples, Inc.

7.50%, 4/15/2026 (a)	25,000	24,836

10.75%, 4/15/2027 (a)	13,000	12,444

		313,857

Technology Hardware, Storage & Peripherals — 0.4%

Apple, Inc.

3.35%, 2/9/2027	35,000	38,496

3.45%, 2/9/2045	15,000	16,975

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Technology Hardware, Storage & Peripherals — continued

4.38%, 5/13/2045	46,000	58,798

EMC Corp. 3.38%, 6/1/2023	56,000	56,126

NCR Corp. 6.13%, 9/1/2029 (a)	21,000	22,791

Western Digital Corp. 4.75%, 2/15/2026	16,000	16,520

Xerox Corp. 4.12%, 3/15/2023 (d)	13,000	13,260

		222,966

Textiles, Apparel & Luxury Goods — 0.0% (b)

Hanesbrands, Inc. 4.63%, 5/15/2024 (a)	13,000	13,585

Thrifts & Mortgage Finance — 0.1%

Ladder Capital Finance Holdings LLLP 5.25%, 10/1/2025 (a)	13,000	13,179

Quicken Loans, Inc. 5.75%, 5/1/2025 (a)	20,000	20,491

		33,670

Tobacco — 0.3%

Altria Group, Inc. 3.88%, 9/16/2046	30,000	29,189

BAT Capital Corp. (United Kingdom)

3.56%, 8/15/2027	65,000	68,619

4.39%, 8/15/2037	10,000	10,552

Philip Morris International, Inc.

2.75%, 2/25/2026	40,000	41,667

3.13%, 3/2/2028	21,000	22,414

4.38%, 11/15/2041	10,000	11,455

		183,896

Trading Companies & Distributors — 0.2%

Ahern Rentals, Inc. 7.38%, 5/15/2023 (a)	20,000	15,473

United Rentals North America, Inc. 4.63%, 10/15/2025	62,000	62,827

WESCO Distribution, Inc. 5.38%, 6/15/2024	13,000	13,390

		91,690

Wireless Telecommunication Services — 0.3%

Sprint Corp.

7.88%, 9/15/2023	8,000	9,146

7.13%, 6/15/2024	30,000	34,075

7.63%, 3/1/2026	25,000	29,564

T-Mobile USA, Inc.

5.13%, 4/15/2025	59,000	60,622

4.75%, 2/1/2028	10,000	10,413

		143,820

Total Corporate Bonds (Cost $13,977,119)		14,487,371

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — 22.8%

FHLMC Gold Pools, 30 Year

Pool # G60855, 4.50%, 12/1/2045	181,689	198,309

FHLMC Gold Pools, Other

Pool # N31271, 4.50%, 1/1/2036	25,031	26,802

FHLMC UMBS, 30 Year

Pool # QA5045, 4.00%, 11/1/2049	199,449	211,171

FNMA UMBS, 20 Year

Pool # MA3004, 4.00%, 5/1/2037	984,748	1,057,517

FNMA UMBS, 30 Year

Pool # AL2374, 4.00%, 12/1/2041	200,849	220,338

Pool # AL4244, 4.00%, 7/1/2042	211,532	233,309

Pool # BM1164, 3.50%, 12/1/2045	290,841	307,457

Pool # MA3073, 4.50%, 7/1/2047	80,905	87,690

Pool # BK4769, 5.00%, 8/1/2048	1,333,580	1,448,394

Pool # BN5013, 5.00%, 1/1/2049	216,325	242,317

Pool # BO1073, 4.50%, 6/1/2049	132,948	142,335

Pool # BO3039, 3.00%, 7/1/2049	277,807	287,507

Pool # BN6475, 4.00%, 7/1/2049	234,287	248,414

Pool # BO2562, 4.00%, 7/1/2049	247,569	262,384

Pool # BO4519, 4.00%, 8/1/2049	22,530	23,879

Pool # BO2203, 3.50%, 9/1/2049	940,784	978,860

FNMA, Other

Pool # AN3099, 2.53%, 10/1/2024	94,788	99,067

Pool # AN9917, 3.80%, 7/1/2028	347,405	398,350

Pool # AN8227, 3.13%, 2/1/2030	150,000	167,879

Pool # AN3609, 3.14%, 12/1/2031	125,000	141,280

Pool # AN9725, 3.76%, 7/1/2033	107,489	127,312

Pool # MA1072, 3.50%, 5/1/2042	25,618	27,366

FNMA/FHLMC UMBS, Single Family, 30 Year

TBA, 3.00%, 4/25/2049 (g)	4,500,000	4,627,169

GNMA II, 30 Year

Pool # AJ9020, 4.50%, 10/20/2044	114,484	119,717

Pool # BB3525, 4.00%, 9/20/2047	83,883	88,514

Pool # BM2418, 4.00%, 8/20/2049	73,808	78,805

Pool # BN7049, 4.50%, 8/20/2049	248,081	271,852

Pool # BP7160, 4.50%, 9/20/2049	198,778	218,139

Total Mortgage-Backed Securities (Cost $12,100,021)		12,342,133

U.S. Treasury Obligations — 16.4%

U.S. Treasury Bonds

3.75%, 11/15/2043	299,000	423,739

3.00%, 2/15/2047	411,000	530,318

3.38%, 11/15/2048	469,000	653,266

U.S. Treasury Notes

2.63%, 12/31/2023	2,001,000	2,129,971

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

2.13%, 2/29/2024	156,000	163,398

2.63%, 12/31/2025	1,250,000	1,365,674

U.S. Treasury STRIPS Bonds

2.26%, 8/15/2041 (h)	188,000	130,350

2.09%, 11/15/2041 (h)	1,953,000	1,374,615

2.34%, 2/15/2042 (h)	789,000	541,752

3.11%, 8/15/2048 (h)	1,695,000	1,041,710

Zero Coupon, 5/15/2030 (h)	582,000	509,793

Total U.S. Treasury Obligations (Cost $7,958,266)		8,864,586

Asset-Backed Securities — 11.3%

American Homes 4 Rent Series 2015-SFR1, Class E, 5.64%, 4/17/2052 ‡ (a)	150,000	165,701

American Homes 4 Rent Trust

Series 2014-SFR3, Class B, 4.20%, 12/17/2036 ‡ (a)	125,000	133,823

Series 2015-SFR2, Class A, 3.73%, 10/17/2052 ‡ (a)	95,304	103,927

AmeriCredit Automobile Receivables Trust Series 2017-2, Class D, 3.42%, 4/18/2023	250,000	256,273

Aqua Finance Trust Series 2019-A, Class B, 3.47%, 7/16/2040 ‡ (a)	246,000	256,165

Avid Automobile Receivables Trust Series 2019-1, Class D, 4.03%, 7/15/2026 (a)	300,000	306,857

B2R Mortgage Trust Series 2016-1, Class B, 3.87%, 6/15/2049 ‡ (a)	100,000	100,821

Carvana Auto Receivables Trust Series 2019-4A, Class D, 3.07%, 7/15/2025 (a)	110,000	112,639

CPS Auto Receivables Trust

Series 2015-C, Class D, 4.63%, 8/16/2021 (a)	64,646	65,137

Series 2017-C, Class D, 3.79%, 6/15/2023 (a)	100,000	101,954

Delta Air Lines Pass-Through Trust

Series 2007-1, Class A, 6.82%, 8/10/2022	793	869

Series 2019-1, Class AA, 3.20%, 4/25/2024	15,000	15,931

DT Auto Owner Trust Series 2017-3A, Class D, 3.58%, 5/15/2023 (a)	99,000	99,858

First Investors Auto Owner Trust

Series 2016-2A, Class D, 3.35%, 11/15/2022 (a)	90,000	91,296

Series 2017-1A, Class D, 3.60%, 4/17/2023 (a)	81,000	82,787

Flagship Credit Auto Trust Series 2017-2, Class C, 2.96%, 7/15/2023 (a)	85,000	85,984

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	51

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	598,750	648,245

Genesis Sales Finance Master Trust Series 2019-AA, Class A, 4.68%, 8/20/2023 (a)	250,000	255,356

GLS Auto Receivables Trust Series 2018-3A, Class B, 3.78%, 8/15/2023 (a)	150,000	153,202

Hertz Vehicle Financing II LP Series 2019-3A, Class B, 3.03%, 12/26/2025 (a)	101,000	103,493

Lendmark Funding Trust

Series 2018-2A, Class A, 4.23%, 4/20/2027 (a)	118,000	123,331

Series 2019-2A, Class C, 3.72%, 4/20/2028 ‡ (a)	100,000	103,032

MVW LLC Series 2019-2A, Class B, 2.44%, 10/20/2038 ‡ (a)	183,220	186,464

MVW Owner Trust Series 2019-1A, Class C, 3.33%, 11/20/2036 ‡ (a)	129,877	134,755

Prestige Auto Receivables Trust Series 2018-1A, Class D, 4.14%, 10/15/2024 (a)	115,000	121,262

Pretium Mortgage Credit Partners I LLC Series 2019-CFL1, Class A1, 3.72%, 1/25/2059 ‡ (a) (d)	238,101	240,049

Progress Residential Trust Series 2017-SFR1, Class A, 2.77%, 8/17/2034 (a)	99,635	101,019

Series 2017-SFR1, Class D, 3.57%, 8/17/2034 ‡ (a)	150,000	152,703

ReadyCap Lending Small Business Loan Trust Series 2019-2, Class A, 4.22%, 12/27/2044 (a) (i)	187,674	187,383

Regional Management Issuance Trust Series 2018-1, Class A, 3.83%, 7/15/2027 (a)	200,000	201,732

Santander Drive Auto Receivables Trust Series 2019-1, Class C, 3.42%, 4/15/2025	90,000	91,750

Santander Revolving Auto Loan Trust Series 2019-A, Class D, 3.45%, 1/26/2032 (a)	150,000	154,718

Upstart Securitization Trust Series 2018-1, Class C, 5.00%, 8/20/2025 (a)	731,003	737,470

US Airways Pass-Through Trust Series 2011-1, Class A, 7.13%, 10/22/2023	18,719	21,317

Vericrest Opportunity Loan Trust Series 2019-NPL4, Class A1B, 4.15%, 8/25/2049 ‡ (a) (d)	200,000	202,328

VOLT LXXX LLC Series 2019-NPL6, Class A1B, 4.09%, 10/25/2049 ‡ (a) (d)	250,000	253,409

Total Asset-Backed Securities (Cost $5,994,383)		6,153,040

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Collateralized Mortgage Obligations — 6.0%

FHLMC, REMIC

Series 2708, Class ZD, 5.50%, 11/15/2033	184,243	209,167

Series 4302, Class PA, 4.00%, 12/15/2043	174,161	191,835

Series 4281, Class BC, 4.50%, 12/15/2043 (i)	228,621	253,976

FNMA, REMIC

Series 2003-7, Class FA, 2.38%, 2/25/2033 (i)	172,433	174,539

Series 2013-108, Class GU, 3.00%, 10/25/2033	545,000	586,466

Series 2005-110, Class TY, 5.50%, 12/25/2035	98,310	114,094

Series 2007-89, Class F, 2.21%, 9/25/2037 (i)	187,642	188,475

Series 2011-112, Class PB, 4.00%, 11/25/2041	200,000	227,691

GNMA

Series 2010-H24, Class FA, 2.08%, 10/20/2060 (i)	110,725	110,390

Series 2014-H03, Class FA, 2.33%, 1/20/2064 (i)	126,322	126,659

Series 2015-H05, Class FC, 2.21%, 2/20/2065 (i)	354,964	354,600

Seasoned Credit Risk Transfer Trust

Series 2018-3, Class MA, 3.50%, 8/25/2057 ‡	134,002	142,226

Series 2019-1, Class MA, 3.50%, 7/25/2058 ‡	250,485	266,877

Series 2019-2, Class MA, 3.50%, 8/25/2058 ‡	264,648	282,812

Total Collateralized Mortgage Obligations (Cost $3,102,369)		3,229,807

Commercial Mortgage-Backed Securities — 4.5%

Bancorp Commercial Mortgage Trust Series 2019-CRE6, Class D, 3.96%, 9/15/2036 ‡ (a) (i)	150,000	150,000

FHLMC, Multi-Family Structured Pass-Through Certificates

Series KJ08, Class A2, 2.36%, 8/25/2022	57,186	58,311

Series K088, Class A2, 3.69%, 1/25/2029	350,000	405,072

FNMA ACES Series 2017-M3, Class A2, 2.48%, 12/25/2026 (i)	350,000	372,540

FREMF Mortgage Trust

Series 2015-K720, Class B, 3.39%, 7/25/2022 (a) (i)	180,000	185,859

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-Backed Securities — continued

Series 2015-K44, Class B, 3.68%, 1/25/2048 (a) (i)	200,000	213,155

Series 2015-K45, Class B, 3.59%, 4/25/2048 (a) (i)	100,000	106,215

Series 2015-K48, Class B, 3.64%, 8/25/2048 (a) (i)	200,000	213,052

Series 2015-K50, Class B, 3.78%, 10/25/2048 (a) (i)	200,000	214,877

Series 2015-K51, Class B, 3.95%, 10/25/2048 (a) (i)	175,000	189,393

Series 2016-K52, Class B, 3.92%, 1/25/2049 (a) (i)	250,000	269,777

Series 2016-K53, Class C, 4.02%, 3/25/2049 (a) (i)	50,000	53,468

Total Commercial Mortgage-Backed Securities (Cost $2,292,325)		2,431,719

U.S. Government Agency Securities — 0.2%

FNMA 6.63%, 11/15/2030 (Cost $115,638)	80,000	120,794

	SHARES
Preferred Stocks — 0.0% (b)

Internet & Direct Marketing Retail — 0.0% (b)

MYT Holding Co., 10.00%, 6/7/2029 (a) (Cost $3,213)	3,382	3,078

Short-Term Investments — 21.4%

Investment Companies — 19.6%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.44% (j) (k) (Cost $10,592,327)	10,592,327	10,592,327

	PRINCIPAL AMOUNT ($)
U.S. Treasury Obligations — 1.8%

U.S. Treasury Bills 1.54%, 3/5/2020 (h) (Cost $1,003,830)	1,004,000	1,003,877

Total Short-Term Investments (Cost $11,596,157)		11,596,204

Total Investments — 109.3% (Cost $57,139,491)		59,228,732

Liabilities in Excess of Other Assets — (9.3)%		(5,059,908)

NET ASSETS — 100.0%		54,168,824

Percentages indicated are based on net assets.

Abbreviations

ACES	Alternative Credit Enhancement Securities
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
STRIPS

   Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2020.
(d)

   Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 29, 2020.

(e)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(f)	Defaulted security.
(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)	The rate shown is the effective yield as of February 29, 2020.
(i)

   Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2020.

(j)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(k)	The rate shown is the current yield as of February 29, 2020.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	53

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

Futures contracts outstanding as of February 29, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 2 Year Note	13	06/2020	USD	2,838,367	13,501
U.S. Treasury 5 Year Note	11	06/2020	USD	1,350,164	14,447
U.S. Treasury 10 Year Note	5	06/2020	USD	673,594	8,225
U.S. Treasury 10 Year Ultra Note	8	06/2020	USD	1,202,000	22,225
U.S. Treasury Long Bond	5	06/2020	USD	852,031	17,176

					75,574

Short Contracts
U.S. Treasury Ultra Bond	(1)	06/2020	USD	(207,875)	(6,190)

					(6,190)

					69,384

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

JPMorgan Corporate Bond Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — 97.3%

Aerospace & Defense — 2.4%

Boeing Co. (The) 3.60%, 5/1/2034	40,000	44,141

L3Harris Technologies, Inc. 4.40%, 6/15/2028 (a)	188,000	217,739

Lockheed Martin Corp.

3.55%, 1/15/2026	34,000	37,681

4.09%, 9/15/2052	71,000	91,364

Northrop Grumman Corp.

3.25%, 1/15/2028	72,000	77,982

4.03%, 10/15/2047	97,000	115,641

Precision Castparts Corp. 3.25%, 6/15/2025	24,000	25,728

Rockwell Collins, Inc. 3.50%, 3/15/2027	61,000	67,853

United Technologies Corp.

4.45%, 11/16/2038	60,000	74,557

4.50%, 6/1/2042	20,000	25,472

3.75%, 11/1/2046	70,000	80,504

		858,662

Automobiles — 0.7%

General Motors Co.

4.88%, 10/2/2023	193,000	209,812

5.00%, 4/1/2035	30,000	31,259

		241,071

Banks — 15.4%

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.66%), 2.37%, 7/21/2021 (b)	380,000	381,099

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (b)	401,000	415,541

(ICE LIBOR USD 3 Month + 0.78%), 3.55%, 3/5/2024 (b)	110,000	115,829

(ICE LIBOR USD 3 Month + 0.87%), 2.46%, 10/22/2025 (b)	30,000	30,754

(ICE LIBOR USD 3 Month + 1.06%), 3.56%, 4/23/2027 (b)	50,000	54,288

(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (b)	110,000	121,200

(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (b)	150,000	162,079

(ICE LIBOR USD 3 Month + 1.81%), 4.24%, 4/24/2038 (b)	120,000	144,756

(ICE LIBOR USD 3 Month + 1.19%), 3.95%, 1/23/2049 (b)	20,000	24,185

Bank of Nova Scotia (The) (Canada) 2.70%, 3/7/2022	80,000	81,827

Citigroup, Inc. (ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (b)	225,000	230,882

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 4/24/2025(b)	50,000	52,938

3.20%, 10/21/2026	225,000	239,541

(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (b)	58,000	63,529

(SOFR + 1.15%), 2.67%, 1/29/2031 (b)	80,000	82,034

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (b)	40,000	46,603

4.65%, 7/23/2048	60,000	79,440

Citizens Financial Group, Inc. 4.30%, 12/3/2025	124,000	138,416

Cooperatieve Rabobank UA (Netherlands)

3.88%, 2/8/2022	59,000	61,771

5.25%, 5/24/2041	10,000	14,386

HSBC Holdings plc (United Kingdom)

4.00%, 3/30/2022	131,000	136,975

(ICE LIBOR USD 3 Month + 1.61%), 3.97%, 5/22/2030 (b)	200,000	219,255

Huntington Bancshares, Inc.

2.30%, 1/14/2022	180,000	181,727

2.63%, 8/6/2024	45,000	46,803

Mitsubishi UFJ Financial Group, Inc. (Japan)

2.67%, 7/25/2022	100,000	102,572

3.76%, 7/26/2023	66,000	70,547

3.68%, 2/22/2027	31,000	34,216

3.96%, 3/2/2028	39,000	43,998

3.74%, 3/7/2029	80,000	89,699

PNC Financial Services Group, Inc. (The)

3.90%, 4/29/2024	13,000	14,050

3.15%, 5/19/2027	23,000	24,551

Royal Bank of Scotland Group plc (United Kingdom)

6.13%, 12/15/2022	39,000	42,546

6.00%, 12/19/2023	175,000	196,209

5.13%, 5/28/2024	201,000	220,975

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.78%, 7/12/2022	80,000	82,501

2.63%, 7/14/2026	70,000	72,349

3.36%, 7/12/2027	59,000	64,535

US Bancorp

Series V, 2.38%, 7/22/2026	42,000	43,955

Wells Fargo & Co.

2.63%, 7/22/2022	80,000	82,008

3.75%, 1/24/2024	110,000	118,288

(ICE LIBOR USD 3 Month + 0.83%), 2.41%, 10/30/2025 (b)	70,000	71,702

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	55

JPMorgan Corporate Bond Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

3.00%, 10/23/2026	143,000	151,613

4.30%, 7/22/2027	70,000	78,769

(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (b)	141,000	153,294

(ICE LIBOR USD 3 Month + 1.17%), 2.88%, 10/30/2030 (b)	70,000	73,112

3.90%, 5/1/2045	30,000	35,424

4.75%, 12/7/2046	50,000	62,803

Westpac Banking Corp. (Australia)

2.75%, 1/11/2023	70,000	72,510

2.85%, 5/13/2026	187,000	197,155

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.00%), 4.11%, 7/24/2034 (b)	80,000	87,568

		5,412,807

Beverages — 2.0%

Anheuser-Busch Cos. LLC (Belgium)

3.65%, 2/1/2026	80,000	87,197

4.90%, 2/1/2046	124,000	153,220

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

4.00%, 4/13/2028	40,000	45,097

4.90%, 1/23/2031	25,000	30,372

4.60%, 4/15/2048	122,000	145,869

4.44%, 10/6/2048	30,000	34,984

Keurig Dr Pepper, Inc. 4.06%, 5/25/2023	132,000	141,708

PepsiCo, Inc. 3.45%, 10/6/2046	50,000	57,204

		695,651

Biotechnology — 2.6%

AbbVie, Inc.

2.90%, 11/6/2022	160,000	165,067

2.60%, 11/21/2024 (a)	45,000	46,503

3.60%, 5/14/2025	50,000	53,936

2.95%, 11/21/2026 (a)	35,000	36,694

4.25%, 11/14/2028	95,000	108,668

4.05%, 11/21/2039 (a)	65,000	71,794

4.70%, 5/14/2045	50,000	58,965

4.25%, 11/21/2049 (a)	55,000	62,005

Amgen, Inc.

2.20%, 2/21/2027	50,000	50,831

2.45%, 2/21/2030	45,000	45,710

3.38%, 2/21/2050	20,000	20,348

Gilead Sciences, Inc. 4.15%, 3/1/2047	163,000	196,883

		917,404

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Capital Markets — 6.0%

Bank of New York Mellon Corp. (The) 2.20%, 8/16/2023	60,000	61,481

(ICE LIBOR USD 3 Month + 1.07%), 3.44%, 2/7/2028 (b)	112,000	123,080

CME Group, Inc. 3.00%, 3/15/2025	82,000	87,308

Credit Suisse Group AG (Switzerland) (ICE LIBOR USD 3 Month + 1.24%), 4.21%, 6/12/2024 (a) (b)	250,000	268,350

Goldman Sachs Group, Inc. (The)

5.75%, 1/24/2022	261,000	280,885

(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (b)	70,000	71,386

4.00%, 3/3/2024	188,000	204,363

3.85%, 1/26/2027	73,000	80,236

(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (b)	103,000	116,803

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (b)	148,000	168,809

Morgan Stanley

2.75%, 5/19/2022	182,000	186,991

3.70%, 10/23/2024	50,000	54,370

3.63%, 1/20/2027	70,000	76,823

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (b)	110,000	121,958

(SOFR + 1.14%), 2.70%, 1/22/2031 (b)	40,000	41,255

(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038 (b)	110,000	126,735

4.30%, 1/27/2045	20,000	24,575

		2,095,408

Chemicals — 1.5%

Dow Chemical Co. (The) 3.50%, 10/1/2024	85,000	91,150

DuPont de Nemours, Inc.

4.21%, 11/15/2023	164,000	178,153

4.73%, 11/15/2028	55,000	63,605

Sherwin-Williams Co. (The)

2.75%, 6/1/2022	36,000	36,852

3.45%, 6/1/2027	110,000	120,369

4.50%, 6/1/2047	20,000	24,006

		514,135

Commercial Services & Supplies — 0.4%

Waste Management, Inc.

3.45%, 6/15/2029	55,000	60,629

4.15%, 7/15/2049	70,000	87,361

		147,990

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Consumer Finance — 2.2%

American Express Co. 3.70%, 8/3/2023	60,000	64,144

Capital One Financial Corp.

3.30%, 10/30/2024	137,000	145,570

3.80%, 1/31/2028	120,000	130,945

Discover Financial Services 4.10%, 2/9/2027	125,000	136,526

General Motors Financial Co., Inc.

3.20%, 7/6/2021	154,000	155,798

4.35%, 1/17/2027	36,000	38,295

John Deere Capital Corp. 2.60%, 3/7/2024	100,000	104,470

		775,748

Containers & Packaging — 0.3%

International Paper Co. 4.40%, 8/15/2047	50,000	56,312

WRKCo, Inc. 4.65%, 3/15/2026	54,000	62,173

		118,485

Diversified Financial Services — 1.9%

GE Capital International Funding Co. Unlimited Co. 2.34%, 11/15/2020	200,000	200,546

Hutchison Whampoa International Ltd. (United Kingdom) 4.63%, 1/13/2022(c)	200,000	210,500

ORIX Corp. (Japan) 2.90%, 7/18/2022	10,000	10,286

Shell International Finance BV (Netherlands)

3.25%, 5/11/2025	22,000	23,708

4.13%, 5/11/2035	130,000	157,227

4.38%, 5/11/2045	34,000	41,935

4.00%, 5/10/2046	20,000	23,386

		667,588

Diversified Telecommunication Services — 3.4%

AT&T, Inc.

3.00%, 6/30/2022	149,000	153,726

3.40%, 5/15/2025	49,000	52,277

4.30%, 2/15/2030	46,000	52,695

4.50%, 5/15/2035	30,000	34,516

5.25%, 3/1/2037	65,000	80,132

4.90%, 8/15/2037	20,000	23,906

4.35%, 6/15/2045	20,000	22,284

4.50%, 3/9/2048	190,000	216,614

Verizon Communications, Inc.

3.38%, 2/15/2025	7,000	7,570

4.33%, 9/21/2028	92,000	107,993

4.02%, 12/3/2029	40,000	46,497

4.40%, 11/1/2034	20,000	24,285

4.27%, 1/15/2036	307,000	367,447

4.52%, 9/15/2048	20,000	25,781

		1,215,723

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Electric Utilities — 6.2%

Commonwealth Edison Co. 3.00%, 3/1/2050	40,000	41,245

Duke Energy Corp.

3.75%, 4/15/2024	210,000	225,644

2.65%, 9/1/2026	18,000	18,750

3.75%, 9/1/2046	150,000	166,439

Duke Energy Indiana LLC

Series YYY, 3.25%, 10/1/2049	20,000	21,390

Edison International

3.13%, 11/15/2022	55,000	56,682

2.95%, 3/15/2023	150,000	153,636

4.13%, 3/15/2028	25,000	27,268

Emera US Finance LP (Canada) 4.75%, 6/15/2046	98,000	115,113

Entergy Louisiana LLC 4.00%, 3/15/2033	173,000	209,015

Entergy Texas, Inc. 3.55%, 9/30/2049	35,000	39,139

Evergy, Inc.

2.45%, 9/15/2024	100,000	102,899

2.90%, 9/15/2029	75,000	77,356

Exelon Corp. 4.45%, 4/15/2046	84,000	101,747

FirstEnergy Corp.

Series B, 3.90%, 7/15/2027	119,000	131,790

2.65%, 3/1/2030	40,000	40,843

Series C, 4.85%, 7/15/2047	30,000	37,646

Florida Power & Light Co. 3.95%, 3/1/2048	30,000	36,892

Fortis, Inc. (Canada) 3.06%, 10/4/2026	112,000	118,841

NextEra Energy Capital Holdings, Inc. 3.15%, 4/1/2024	30,000	31,791

Pennsylvania Electric Co. 3.60%, 6/1/2029(a)	75,000	83,609

PPL Electric Utilities Corp. 3.00%, 10/1/2049	20,000	20,754

Southern California Edison Co.

Series 13-A, 3.90%, 3/15/2043	6,000	6,568

Series C, 3.60%, 2/1/2045	84,000	88,004

4.00%, 4/1/2047	30,000	33,808

3.65%, 2/1/2050	14,000	14,883

Southern Co. (The) 4.40%, 7/1/2046	54,000	62,979

Virginia Electric & Power Co.

Series A, 3.15%, 1/15/2026	17,000	18,296

Series A, 3.50%, 3/15/2027	43,000	47,392

4.60%, 12/1/2048	30,000	39,394

		2,169,813

Electronic Equipment, Instruments & Components — 0.1%

Corning, Inc. 5.45%, 11/15/2079	20,000	22,259

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	57

JPMorgan Corporate Bond Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Energy Equipment & Services — 0.4%

Halliburton Co. 5.00%, 11/15/2045	50,000	53,685

Schlumberger Holdings Corp.

3.75%, 5/1/2024(a)	20,000	21,372

3.90%, 5/17/2028 (a)	70,000	75,416

		150,473

Entertainment — 0.4%

TWDC Enterprises 18 Corp. 4.13%, 6/1/2044	40,000	50,279

Walt Disney Co. (The) 2.00%, 9/1/2029	30,000	30,210

2.75%, 9/1/2049	60,000	60,661

		141,150

Equity Real Estate Investment Trusts (REITs) — 4.1%

Alexandria Real Estate Equities, Inc. 2.75%, 12/15/2029	25,000	25,996

American Tower Corp. 3.38%, 10/15/2026	130,000	139,821

3.55%, 7/15/2027	158,000	171,523

3.80%, 8/15/2029	40,000	44,100

Boston Properties LP 4.50%, 12/1/2028	30,000	35,420

Healthpeak Properties, Inc. 4.00%, 6/1/2025	330,000	366,300

Simon Property Group LP 2.45%, 9/13/2029	60,000	61,190

3.25%, 9/13/2049	40,000	41,812

UDR, Inc. 3.00%, 8/15/2031	20,000	20,898

Ventas Realty LP 5.70%, 9/30/2043	50,000	69,183

Welltower, Inc. 3.63%, 3/15/2024	140,000	150,723

4.00%, 6/1/2025	270,000	297,621

3.10%, 1/15/2030	35,000	37,382

		1,461,969

Food & Staples Retailing — 0.7%

Kroger Co. (The) 4.45%, 2/1/2047	25,000	28,327

Walmart, Inc. 3.05%, 7/8/2026	85,000	92,144

3.70%, 6/26/2028	25,000	28,367

4.05%, 6/29/2048	69,000	87,313

		236,151

Gas Utilities — 0.1%

Atmos Energy Corp. 4.13%, 10/15/2044	31,000	36,900

Health Care Equipment & Supplies — 2.0%

Abbott Laboratories 3.75%, 11/30/2026	80,000	90,234

Becton Dickinson and Co. 2.89%, 6/6/2022	90,000	92,408

3.70%, 6/6/2027	48,000	53,015

4.69%, 12/15/2044	55,000	68,446

Boston Scientific Corp. 4.00%, 3/1/2028	40,000	45,350

4.70%, 3/1/2049	60,000	78,296

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Health Care Equipment & Supplies — continued

DH Europe Finance II SARL

3.25%, 11/15/2039	80,000	86,444

3.40%, 11/15/2049	40,000	44,112

Medtronic, Inc. 3.50%, 3/15/2025	130,000	142,319

		700,624

Health Care Providers & Services — 4.0%

Aetna, Inc. 2.80%, 6/15/2023	215,000	220,716

3.88%, 8/15/2047	40,000	42,320

Anthem, Inc. 4.65%, 8/15/2044	96,000	111,972

Cigna Corp. 3.25%, 4/15/2025(a)	130,000	137,886

4.80%, 8/15/2038	68,000	81,771

CVS Health Corp. 3.70%, 3/9/2023	110,000	116,257

2.63%, 8/15/2024	10,000	10,329

4.30%, 3/25/2028	91,000	101,834

5.05%, 3/25/2048	156,000	191,993

HCA, Inc. 4.50%, 2/15/2027	70,000	77,402

5.25%, 6/15/2049	71,000	82,538

UnitedHealth Group, Inc.

3.75%, 7/15/2025	68,000	75,353

3.50%, 8/15/2039	75,000	82,387

4.25%, 3/15/2043	70,000	83,534

		1,416,292

Hotels, Restaurants & Leisure — 0.9%

McDonald’s Corp. 3.70%, 1/30/2026	132,000	144,747

3.80%, 4/1/2028	33,000	36,779

4.70%, 12/9/2035	20,000	25,159

4.88%, 12/9/2045	70,000	88,940

3.63%, 9/1/2049	20,000	21,493

		317,118

Industrial Conglomerates — 3.0%

General Electric Co.

4.63%, 1/7/2021	430,000	441,263

4.65%, 10/17/2021	60,000	62,634

2.70%, 10/9/2022	160,000	163,496

6.75%, 3/15/2032	31,000	41,646

5.88%, 1/14/2038	141,000	180,829

4.13%, 10/9/2042	8,000	8,548

Roper Technologies, Inc. 4.20%, 9/15/2028	129,000	148,539

		1,046,955

Insurance — 1.4%

American International Group, Inc. 3.90%, 4/1/2026	28,000	30,979

4.50%, 7/16/2044	20,000	24,529

Athene Holding Ltd. 4.13%, 1/12/2028	84,000	89,421

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Insurance — continued

Berkshire Hathaway Finance Corp. 4.20%, 8/15/2048	110,000	136,168

4.25%, 1/15/2049	20,000	25,007

Marsh & McLennan Cos., Inc. 4.38%, 3/15/2029	30,000	34,962

MetLife, Inc. 4.13%, 8/13/2042	20,000	23,921

New York Life Global Funding 2.88%, 4/10/2024 (a)	60,000	63,275

Northwestern Mutual Life Insurance Co. (The) 3.85%, 9/30/2047 (a)	20,000	22,891

Prudential Financial, Inc.

3.91%, 12/7/2047	20,000	22,640

3.70%, 3/13/2051	30,000	31,744

		505,537

Internet & Direct Marketing Retail — 0.8%

Amazon.com, Inc. 3.88%, 8/22/2037	180,000	216,354

4.05%, 8/22/2047	10,000	12,802

Expedia Group, Inc. 3.25%, 2/15/2030 (a)	40,000	39,091

		268,247

IT Services — 2.1%

Fidelity National Information Services, Inc. 3.00%, 8/15/2026	60,000	64,091

Global Payments, Inc. 3.20%, 8/15/2029	110,000	116,760

4.15%, 8/15/2049	50,000	57,474

International Business Machines Corp. 2.85%, 5/13/2022	100,000	103,076

3.00%, 5/15/2024	100,000	105,936

3.30%, 5/15/2026	200,000	218,572

Mastercard, Inc. 2.95%, 6/1/2029	35,000	37,946

Visa, Inc. 3.65%, 9/15/2047	20,000	23,830

		727,685

Life Sciences Tools & Services — 0.2%

Thermo Fisher Scientific, Inc. 3.00%, 4/15/2023	70,000	73,052

Machinery — 0.4%

Caterpillar, Inc. 3.80%, 8/15/2042	20,000	23,847

Otis Worldwide Corp. 2.06%, 4/5/2025 (a)	40,000	40,643

2.57%, 2/15/2030 (a)	40,000	41,075

3.36%, 2/15/2050 (a)	20,000	20,716

		126,281

Media — 3.8%

Charter Communications Operating LLC 4.46%, 7/23/2022	188,000	199,505

6.48%, 10/23/2045	63,000	81,023

4.80%, 3/1/2050	80,000	86,156

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Media — continued

Comcast Corp.

3.70%, 4/15/2024	167,000	181,364

3.95%, 10/15/2025	78,000	87,294

4.15%, 10/15/2028	74,000	85,764

3.90%, 3/1/2038	60,000	70,007

4.60%, 10/15/2038	178,000	224,115

4.70%, 10/15/2048	43,000	56,423

4.00%, 11/1/2049	30,000	35,585

3.45%, 2/1/2050	20,000	22,072

Discovery Communications LLC 4.13%, 5/15/2029	135,000	148,453

Time Warner Cable LLC 6.75%, 6/15/2039	48,000	62,213

		1,339,974

Metals & Mining — 0.3%

Glencore Funding LLC (Switzerland) 4.13%, 5/30/2023(a)	100,000	105,587

Multiline Retail — 0.1%

Target Corp. 3.90%, 11/15/2047	20,000	24,129

Multi-Utilities — 2.0%

Ameren Corp. 2.50%, 9/15/2024	105,000	108,167

Berkshire Hathaway Energy Co. 4.50%, 2/1/2045	80,000	98,961

3.80%, 7/15/2048	38,000	43,631

4.45%, 1/15/2049	49,000	61,680

Dominion Energy, Inc. 3.90%, 10/1/2025	17,000	18,739

NiSource, Inc. 2.95%, 9/1/2029	35,000	36,685

San Diego Gas & Electric Co.

Series TTT, 4.10%, 6/15/2049	30,000	36,998

Sempra Energy 3.25%, 6/15/2027	40,000	42,864

3.80%, 2/1/2038	38,000	42,583

4.00%, 2/1/2048	50,000	55,340

Southern Co. Gas Capital Corp.

2.45%, 10/1/2023	160,000	164,480

		710,128

Oil, Gas & Consumable Fuels — 7.4%

Apache Corp. 4.38%, 10/15/2028	40,000	42,072

BP Capital Markets America, Inc. 4.23%, 11/6/2028	30,000	34,703

3.00%, 2/24/2050	25,000	24,678

BP Capital Markets plc (United Kingdom) 3.28%, 9/19/2027	210,000	225,619

Cameron LNG LLC 2.90%, 7/15/2031(a)	30,000	31,465

3.30%, 1/15/2035(a)	25,000	26,901

3.70%, 1/15/2039(a)	5,000	5,486

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	59

JPMorgan Corporate Bond Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Canadian Natural Resources Ltd. (Canada) 2.95%, 1/15/2023	125,000	129,030

3.85%, 6/1/2027	29,000	31,004

Columbia Pipeline Group, Inc. 4.50%, 6/1/2025	60,000	66,880

Enbridge, Inc. (Canada) 4.25%, 12/1/2026	61,000	68,036

Energy Transfer Operating LP 4.75%, 1/15/2026	22,000	24,240

4.95%, 6/15/2028	32,000	35,263

Enterprise Products Operating LLC 3.13%, 7/31/2029	20,000	20,912

5.10%, 2/15/2045	43,000	51,566

4.80%, 2/1/2049	34,000	39,656

4.20%, 1/31/2050	35,000	37,160

Exxon Mobil Corp.

3.00%, 8/16/2039	60,000	62,754

4.11%, 3/1/2046	40,000	48,764

Hess Corp. 4.30%, 4/1/2027	50,000	52,719

Kinder Morgan, Inc.

4.30%, 6/1/2025	83,000	91,668

5.55%, 6/1/2045	63,000	74,961

Marathon Petroleum Corp. 4.75%, 9/15/2044	17,000	19,498

MPLX LP

4.25%, 12/1/2027(a)	28,000	30,492

4.00%, 3/15/2028	34,000	35,927

4.50%, 4/15/2038	60,000	60,639

5.50%, 2/15/2049	20,000	22,465

Noble Energy, Inc.

5.25%, 11/15/2043	80,000	84,649

5.05%, 11/15/2044	60,000	61,551

Occidental Petroleum Corp.

2.70%, 8/15/2022	170,000	173,232

2.90%, 8/15/2024	255,000	258,447

3.40%, 4/15/2026	55,000	56,263

3.00%, 2/15/2027	25,000	24,942

ONEOK, Inc.

4.55%, 7/15/2028	40,000	44,804

5.20%, 7/15/2048	40,000	45,482

Sunoco Logistics Partners Operations LP 5.40%, 10/1/2047	132,000	139,937

Total Capital International SA (France) 2.43%, 1/10/2025	70,000	72,625

2.83%, 1/10/2030	40,000	42,260

3.46%, 7/12/2049	20,000	21,895

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — continued

TransCanada PipeLines Ltd. (Canada) 4.63%, 3/1/2034	151,000	176,505

Williams Cos., Inc. (The) 3.75%, 6/15/2027	16,000	16,782

		2,613,932

Pharmaceuticals — 4.2%

Allergan Funding SCS 3.45%, 3/15/2022	50,000	51,795

AstraZeneca plc (United Kingdom) 4.38%, 11/16/2045	50,000	64,879

Bristol-Myers Squibb Co. 3.40%, 7/26/2029 (a)	50,000	56,013

4.35%, 11/15/2047 (a)	70,000	90,369

4.25%, 10/26/2049 (a)	70,000	90,046

Eli Lilly & Co. 3.95%, 3/15/2049	25,000	30,554

Merck & Co., Inc. 2.75%, 2/10/2025	100,000	105,943

3.40%, 3/7/2029	30,000	33,604

Pfizer, Inc.

3.00%, 12/15/2026	40,000	43,365

4.00%, 12/15/2036	40,000	48,269

4.40%, 5/15/2044	20,000	25,607

4.13%, 12/15/2046	102,000	126,178

4.00%, 3/15/2049	20,000	24,909

Shire Acquisitions Investments Ireland DAC 2.40%, 9/23/2021	275,000	278,536

3.20%, 9/23/2026	251,000	269,221

Zoetis, Inc. 3.00%, 9/12/2027	80,000	85,700

4.70%, 2/1/2043	40,000	51,649

		1,476,637

Road & Rail — 2.4%

Burlington Northern Santa Fe LLC 4.90%, 4/1/2044	76,000	100,543

4.55%, 9/1/2044	25,000	30,942

4.15%, 4/1/2045	71,000	84,891

CSX Corp.

3.25%, 6/1/2027	124,000	133,223

4.25%, 3/15/2029	40,000	46,349

4.10%, 3/15/2044	20,000	23,019

4.30%, 3/1/2048	57,000	68,867

Norfolk Southern Corp. 4.15%, 2/28/2048	90,000	110,377

Union Pacific Corp.

3.95%, 9/10/2028	21,000	23,813

3.70%, 3/1/2029	70,000	78,924

4.38%, 9/10/2038	41,000	49,063

4.30%, 3/1/2049	50,000	60,438

3.25%, 2/5/2050	45,000	46,348

		856,797

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Semiconductors & Semiconductor Equipment — 1.2%

Analog Devices, Inc. 3.50%, 12/5/2026	14,000	15,340

Broadcom Corp.

3.00%, 1/15/2022	154,000	157,030

3.88%, 1/15/2027	127,000	133,186

Intel Corp.

3.73%, 12/8/2047	30,000	34,990

3.25%, 11/15/2049	40,000	43,658

NXP BV (Netherlands) 4.30%, 6/18/2029 (a)	40,000	44,806

		429,010

Software — 1.5%

Microsoft Corp.

3.30%, 2/6/2027	30,000	33,247

3.45%, 8/8/2036	40,000	46,115

4.10%, 2/6/2037	110,000	136,433

3.70%, 8/8/2046	96,000	116,097

Oracle Corp.

3.25%, 11/15/2027	53,000	58,164

3.80%, 11/15/2037	50,000	57,615

4.00%, 7/15/2046	69,000	82,364

		530,035

Specialty Retail — 1.3%

Home Depot, Inc. (The)

4.20%, 4/1/2043	30,000	36,488

4.25%, 4/1/2046	31,000	38,334

3.13%, 12/15/2049	45,000	47,793

3.50%, 9/15/2056	20,000	22,648

Lowe’s Cos., Inc.

3.10%, 5/3/2027	40,000	42,783

3.70%, 4/15/2046	80,000	85,971

4.05%, 5/3/2047	57,000	64,218

O’Reilly Automotive, Inc. 3.60%, 9/1/2027	100,000	111,235

		449,470

Technology Hardware, Storage & Peripherals — 2.6%

Apple, Inc.

2.40%, 5/3/2023	77,000	79,583

3.25%, 2/23/2026	120,000	130,925

2.90%, 9/12/2027	71,000	76,330

3.85%, 5/4/2043	20,000	23,879

4.65%, 2/23/2046	117,000	155,623

Dell International LLC

4.42%, 6/15/2021 (a)	70,000	72,104

5.45%, 6/15/2023 (a)	170,000	187,108

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Technology Hardware, Storage & Peripherals — continued

6.02%, 6/15/2026 (a)	110,000	128,824

5.30%, 10/1/2029 (a)	40,000	46,084

		900,460

Thrifts & Mortgage Finance — 0.6%

Nationwide Building Society (United Kingdom)

(ICE LIBOR USD 3 Month + 1.18%), 3.62%, 4/26/2023 (a) (b)	200,000	207,876

Tobacco — 2.3%

Altria Group, Inc.

2.85%, 8/9/2022	100,000	102,738

4.80%, 2/14/2029	110,000	125,839

5.80%, 2/14/2039	20,000	24,565

5.38%, 1/31/2044	80,000	93,923

5.95%, 2/14/2049	20,000	25,392

BAT Capital Corp. (United Kingdom)

4.39%, 8/15/2037	180,000	189,946

4.54%, 8/15/2047	20,000	20,722

Philip Morris International, Inc. 3.88%, 8/21/2042	40,000	43,693

Reynolds American, Inc. (United Kingdom)

4.00%, 6/12/2022	123,000	129,182

4.45%, 6/12/2025	58,000	64,038

		820,038

Trading Companies & Distributors — 1.1%

Air Lease Corp.

3.00%, 9/15/2023	257,000	264,756

3.75%, 6/1/2026	60,000	64,391

3.25%, 10/1/2029	50,000	50,748

		379,895

Wireless Telecommunication Services — 0.9%

Vodafone Group plc (United Kingdom)

3.75%, 1/16/2024	130,000	139,619

5.25%, 5/30/2048	70,000	88,343

4.25%, 9/17/2050	70,000	77,434

		305,396

Total Corporate Bonds (Cost $31,270,726)		34,210,542

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	61

JPMorgan Corporate Bond Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Bonds

2.25%, 8/15/2049	60,000	68,201

2.38%, 11/15/2049	60,000	70,038

Total U.S. Treasury Obligations (Cost $127,765)		138,239

Asset-Backed Securities — 0.2%

Air Canada Pass-Through Trust (Canada) Series 2017-1, Class AA, 3.30%, 1/15/2030 (a)	27,696	29,939

American Airlines Pass-Through Trust Series 2019-1, Class AA, 3.15%, 2/15/2032	19,692	21,213

United Airlines Pass-Through Trust Series 2019-2, Class AA, 2.70%, 5/1/2032	20,000	21,402

Total Asset-Backed Securities (Cost $66,555)		72,554

INVESTMENTS	SHARES	VALUE ($)
Short-Term Investments — 0.9%

Investment Companies — 0.9%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.44% (d) (e) (Cost $326,606)	326,606	326,606

Total Investments — 98.8% (Cost $31,791,652)		34,747,941
Other Assets Less Liabilities — 1.2%		422,453

Net Assets — 100.0%		35,170,394

Percentages indicated are based on net assets.

Abbreviations

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2020.

(c)

   Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of February 29, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

Futures contracts outstanding as of February 29, 2020:
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts

U.S. Treasury 2 Year Note	3	06/2020	USD	655,008	3,861

U.S. Treasury 5 Year Note	2	06/2020	USD	245,484	1,394

U.S. Treasury Long Bond	7	06/2020	USD	1,192,844	26,469

					31,724

Short Contracts

U.S. Treasury 10 Year Note	(7)	06/2020	USD	(943,031)	(14,617)

U.S. Treasury 10 Year Ultra Note	(3)	06/2020	USD	(450,750)	(8,397)

U.S. Treasury Ultra Bond	(1)	06/2020	USD	(207,875)	(6,190)

					(29,204)

					2,520

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	63

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
Corporate Bonds — 48.5%

Argentina — 0.1%

Agua y Saneamientos Argentinos SA 6.63%, 2/1/2023 (a)		280,000	140,700

Australia — 0.2%

Transurban Finance Co. Pty. Ltd. 2.00%, 8/28/2025 (a)		EUR150,000	180,680

Westpac Banking Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.00%), 4.11%, 7/24/2034 (b)		75,000	82,094

			262,774

Azerbaijan — 0.2%

State Oil Co. of the Azerbaijan Republic 4.75%, 3/13/2023 (a)		260,000	273,122

Bahrain — 0.1%

Batelco International Finance No. 1 Ltd. 4.25%, 5/1/2020 (a)		200,000	200,563

Belgium — 0.6%

Anheuser-Busch Cos. LLC

4.70%, 2/1/2036		20,000	23,823

4.90%, 2/1/2046		85,000	105,029

Anheuser-Busch InBev Worldwide, Inc.

4.75%, 1/23/2029		375,000	443,185

4.90%, 1/23/2031		95,000	115,414

Solvay Finance SA (EUR Swap Annual 5 Year + 3.70%), 5.42%, 11/12/2023 (a) (b) (c) (d)	EUR	100,000	124,691

Solvay SA (EUR Swap Annual 5 Year + 3.92%), 4.25%, 12/4/2023 (a) (b) (c) (d)	EUR	100,000	120,261

			932,403

Brazil — 0.8%

Braskem Netherlands Finance BV 4.50%, 1/31/2030 (e)		290,000	286,738

Cemig Geracao e Transmissao SA 9.25%, 12/5/2024 (e)		200,000	232,337

Klabin Austria GmbH 7.00%, 4/3/2049 (a)		265,000	298,084

Petrobras Global Finance BV

5.09%, 1/15/2030 (e)		119,000	127,181

6.90%, 3/19/2049		330,000	395,175

			1,339,515

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

Canada — 0.6%

1011778 BC ULC

4.25%, 5/15/2024 (e)	25,000	25,024

5.00%, 10/15/2025 (e)	15,000	15,068

Advanz Pharma Corp. Ltd. 8.00%, 9/6/2024	45,000	41,850

ATS Automation Tooling Systems, Inc. 6.50%, 6/15/2023 (e)	13,000	13,227

Bombardier, Inc.

6.00%, 10/15/2022 (e)	10,000	9,794

7.50%, 12/1/2024 (e)	35,000	35,423

7.88%, 4/15/2027 (e)	37,000	36,723

Emera US Finance LP

3.55%, 6/15/2026	216,000	234,532

4.75%, 6/15/2046	110,000	129,208

Gateway Casinos & Entertainment Ltd. 8.25%, 3/1/2024 (e)	36,000	36,990

Hudbay Minerals, Inc. 7.25%, 1/15/2023 (e)	20,000	20,100

Intertape Polymer Group, Inc. 7.00%, 10/15/2026 (e)	16,000	16,860

MEG Energy Corp. 6.50%, 1/15/2025 (e)	21,000	20,685

NOVA Chemicals Corp.

4.88%, 6/1/2024 (e)	80,000	77,267

5.00%, 5/1/2025 (e)	19,000	18,525

5.25%, 6/1/2027(e)	45,000	42,764

Open Text Corp. 5.88%, 6/1/2026(e)	40,000	42,352

Precision Drilling Corp.

7.75%, 12/15/2023	65,000	63,700

7.13%, 1/15/2026 (e)	6,000	5,538

Quebecor Media, Inc. 5.75%, 1/15/2023	32,000	33,936

Stars Group Holdings BV 7.00%, 7/15/2026 (e)	14,000	15,050

TransCanada PipeLines Ltd. 5.10%, 3/15/2049	12,000	14,958

Videotron Ltd.

5.38%, 6/15/2024 (e)	65,000	69,401

5.13%, 4/15/2027 (e)	40,000	41,948

		1,060,923

Chile — 0.1%

Kenbourne Invest SA 6.88%, 11/26/2024 (e)	200,000	204,000

China — 0.5%

China Evergrande Group 8.75%, 6/28/2025 (a)	290,000	240,687

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
Corporate Bonds — continued

China — continued

China SCE Group Holdings Ltd. 7.25%, 4/19/2023 (a)		200,000	202,250

GCL New Energy Holdings Ltd. 7.10%, 1/30/2021 (a)		200,000	131,750

New Metro Global Ltd. 6.50%, 4/23/2021 (a)		200,000	200,822

			775,509

Denmark — 0.3%

Danske Bank A/S 5.00%, 1/12/2022 (e)		200,000	211,834

Nykredit Realkredit A/S Series CCE, 1.00%, 10/1/2050 (a)	DKK	655,266	97,401

TDC A/S 5.00%, 3/2/2022 (f)	EUR	200,000	238,453

			547,688

Finland — 0.1%

Nokia OYJ

2.00%, 3/15/2024 (a)	EUR	100,000	115,087

4.38%, 6/12/2027		40,000	42,193

			157,280

France — 3.2%

Accor SA (EUR Swap Annual 5 Year + 4.56%), 4.38%, 1/30/2024 (a) (b) (c) (d)	EUR	200,000	225,206

Altice France SA

7.38%, 5/1/2026 (e)		200,000	209,740

3.38%, 1/15/2028 (e)	EUR	100,000	107,232

BPCE SA

3.00%, 5/22/2022 (e)		250,000	256,633

5.15%, 7/21/2024 (e)		600,000	662,091

(EUR Swap Annual 5 Year + 2.37%), 2.75%, 11/30/2027 (a) (b)	EUR	200,000	234,634

Burger King France SAS 6.00%, 5/1/2024 (a)	EUR	100,000	112,581

Casino Guichard Perrachon SA 4.56%, 1/25/2023 (a) (f)	EUR	100,000	100,559

Credit Agricole SA

(EUR Swap Annual 5 Year + 5.12%), 6.50%, 6/23/2021 (a) (b) (c) (d)	EUR	300,000	350,082

3.25%, 10/4/2024 (e)		376,000	400,491

(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (b) (c) (d) (e)		400,000	472,213

Elis SA

1.88%, 2/15/2023 (a)	EUR	300,000	334,282

2.88%, 2/15/2026 (a)	EUR	100,000	117,415

INVESTMENTS	PRINCIPAL AMOUNT		VALUE

France — continued

Europcar Mobility Group 4.13%, 11/15/2024 (a)	EUR	100,000	97,600

La Financiere Atalian SASU 4.00%, 5/15/2024 (a)	EUR	200,000	174,424

Orano SA 3.13%, 3/20/2023 (a)	EUR	300,000	342,942

Picard Groupe SAS (EURIBOR 3 Month + 3.00%), 3.00%, 11/30/2023 (a) (b)	EUR	100,000	102,157

Quatrim SASU 5.88%, 1/15/2024 (a)	EUR	100,000	110,395

Rexel SA

2.63%, 6/15/2024 (a)	EUR	300,000	331,253

2.75%, 6/15/2026 (a)	EUR	125,000	140,216

SPIE SA 3.13%, 3/22/2024 (a)	EUR	200,000	232,105

TOTAL SA (EUR Swap Annual 5 Year + 3.78%), 3.88%, 5/18/2022 (a) (b) (c) (d)	EUR	100,000	117,455

Vallourec SA 2.25%, 9/30/2024 (a)	EUR	200,000	174,424

			5,406,130

Germany — 1.0%

CeramTec BondCo GmbH 5.25%, 12/15/2025 (a)	EUR	100,000	112,255

Deutsche Bank AG 4.25%, 10/14/2021		100,000	103,188

IHO Verwaltungs GmbH 3.75% (cash), 9/15/2026 (a) (g)	EUR	225,000	247,788

K+S AG 3.25%, 7/18/2024 (a)	EUR	200,000	207,949

Nidda BondCo GmbH 5.00%, 9/30/2025 (a)	EUR	225,000	247,137

Nidda Healthcare Holding GmbH 3.50%, 9/30/2024 (a)	EUR	100,000	110,031

Techem Verwaltungsgesellschaft 674 mbH 6.00%, 7/30/2026 (a)	EUR	250,000	294,454

thyssenkrupp AG

1.38%, 3/3/2022 (a)	EUR	300,000	327,958

2.50%, 2/25/2025 (a)	EUR	100,000	107,107

			1,757,867

Greece — 0.6%

Alpha Bank AE 2.50%, 2/5/2023 (a)	EUR	780,000	916,145

Ellaktor Value plc 6.38%, 12/15/2024 (e)	EUR	100,000	106,562

			1,022,707

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	65

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
Corporate Bonds — continued

Guatemala — 0.1%

Comunicaciones Celulares SA 6.88%, 2/6/2024 (a)		200,000	204,500

Hong Kong — 0.1%

Metropolitan Light Co. Ltd. 5.50%, 11/21/2022 (e)		151,000	156,096

Indonesia — 0.4%

Indonesia Asahan Aluminium Persero PT 5.71%, 11/15/2023 (e)		230,000	254,366

Pertamina Persero PT 3.65%, 7/30/2029 (e)		400,000	415,750

			670,116

Ireland — 0.8%

AerCap Ireland Capital DAC 4.63%, 7/1/2022		330,000	349,651

Allied Irish Banks plc (EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/2025 (a) (b)	EUR	100,000	112,977

Avolon Holdings Funding Ltd.

3.95%, 7/1/2024 (e)		126,000	131,079

4.38%, 5/1/2026 (e)		60,000	63,885

eircom Finance DAC 3.50%, 5/15/2026 (a)	EUR	200,000	226,862

Park Aerospace Holdings Ltd. 5.50%, 2/15/2024 (e)		129,000	141,832

Smurfit Kappa Acquisitions ULC 2.38%, 2/1/2024 (a)	EUR	350,000	406,474

			1,432,760

Italy — 1.5%

Banca Monte dei Paschi di Siena SpA 2.00%, 1/29/2024 (a)	EUR	410,000	483,436

Enel Finance International NV 3.50%, 4/6/2028 (e)		200,000	212,896

Leonardo SpA 4.88%, 3/24/2025	EUR	100,000	130,712

Rossini SARL 6.75%, 10/30/2025 (a)	EUR	100,000	119,779

Saipem Finance International BV

3.75%, 9/8/2023 (a)	EUR	125,000	147,208

2.63%, 1/7/2025 (a)	EUR	250,000	282,935

Telecom Italia Capital SA 6.00%, 9/30/2034		30,000	33,375

Telecom Italia SpA

5.25%, 2/10/2022 (a)	EUR	100,000	120,915

3.25%, 1/16/2023 (a)	EUR	200,000	236,115

3.63%, 1/19/2024 (a)	EUR	225,000	272,119

3.63%, 5/25/2026 (a)	EUR	225,000	279,331

INVESTMENTS	PRINCIPAL AMOUNT		VALUE

Italy — continued

2.38%, 10/12/2027 (a)	EUR	150,000	172,659

			2,491,480

Kazakhstan — 0.4%

KazMunayGas National Co. JSC

4.75%, 4/19/2027 (a)		355,000	393,322

6.38%, 10/24/2048 (a)		200,000	264,031

			657,353

Luxembourg — 1.2%

Altice Financing SA 7.50%, 5/15/2026 (e)		200,000	210,510

Altice Finco SA 4.75%, 1/15/2028 (a)	EUR	200,000	214,387

Altice Luxembourg SA 6.25%, 2/15/2025 (a)	EUR	50,000	56,780

ARD Finance SA 5.00% (cash), 6/30/2027 (e) (g)	EUR	100,000	110,053

INEOS Group Holdings SA 5.63%, 8/1/2024 (e)		200,000	200,750

Intelsat Jackson Holdings SA

5.50%, 8/1/2023		80,000	68,800

8.00%, 2/15/2024 (e)		110,000	112,750

8.50%, 10/15/2024 (e)		99,000	86,625

9.75%, 7/15/2025 (e)		120,000	106,200

Matterhorn Telecom SA 3.13%, 9/15/2026 (e)	EUR	100,000	110,120

Monitchem HoldCo 3 SA 5.25%, 3/15/2025 (a)	EUR	100,000	111,913

SES SA (EUR Swap Annual 5 Year + 4.66%), 4.62%, 1/2/2022 (a) (b) (c) (d)	EUR	250,000	284,442

Ypso Finance Bis SA

8.00%, 5/15/2027 ‡ (a)	EUR	150,000	184,719

8.00%, 5/15/2027 ‡ (e)	EUR	123,000	151,469

			2,009,518

Mexico — 0.7%

Banco Mercantil del Norte SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.04%), 6.87%, 7/6/2022 (b) (c) (d) (e)		200,000	210,760

BBVA Bancomer SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033 (b) (e)		200,000	208,500

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
Corporate Bonds — continued

Mexico — continued

Petroleos Mexicanos

6.75%, 9/21/2047		410,000	392,611

6.95%, 1/28/2060 (e)		410,000	395,240

			1,207,111

Morocco — 0.2%

OCP SA 6.88%, 4/25/2044 (a)		200,000	263,438

Netherlands — 1.0%

ABN AMRO Bank NV

(EUR Swap Annual 5 Year + 5.45%), 5.75%, 9/22/2020 (a) (b) (c) (d)	EUR	200,000	224,930

4.75%, 7/28/2025 (e)		200,000	222,598

ING Groep NV (EUR Swap Annual 5 Year + 2.85%), 3.00%, 4/11/2028 (b)	EUR	100,000	118,708

Promontoria Holding 264 BV 6.75%, 8/15/2023 (a)	EUR	100,000	92,732

Sigma Holdco BV 5.75%, 5/15/2026 (a)	EUR	225,000	231,126

Starfruit Finco BV 6.50%, 10/1/2026 (a)	EUR	125,000	139,718

Sunshine Mid BV 6.50%, 5/15/2026 (a)	EUR	200,000	216,922

UPCB Finance IV Ltd. 4.00%, 1/15/2027 (a)	EUR	270,000	303,603

Ziggo BV 4.25%, 1/15/2027 (a)	EUR	180,000	206,059

			1,756,396

Peru — 0.2%

Nexa Resources SA 5.38%, 5/4/2027 (a)		200,000	209,000

Southern Copper Corp. 5.88%, 4/23/2045		140,000	178,281

			387,281

Portugal — 0.1%

EDP Finance BV 2.38%, 3/23/2023 (a)	EUR	200,000	237,152

Qatar — 0.1%

ABQ Finance Ltd. 3.50%, 2/22/2022 (a)		200,000	203,875

Ras Laffan Liquefied Natural Gas Co. Ltd. II 5.30%, 9/30/2020 (a)		28,025	28,165

			232,040

INVESTMENTS	PRINCIPAL AMOUNT		VALUE

Spain — 1.9%

AI Candelaria Spain SLU 7.50%, 12/15/2028 (a)		250,000	276,701

Bankinter SA (EUR Swap Annual 5 Year + 2.40%), 2.50%, 4/6/2027 (a) (b)	EUR	100,000	114,240

CaixaBank SA

(EUR Swap Annual 5 Year + 6.50%), 6.75%, 6/13/2024 (a) (b) (c) (d)	EUR	200,000	245,353

(EUR Swap Annual 5 Year + 3.35%), 3.50%, 2/15/2027 (a) (b)	EUR	200,000	231,807

Cirsa Finance International SARL 6.25%, 12/20/2023 (a)	EUR	200,000	228,040

eDreams ODIGEO SA 5.50%, 9/1/2023 (a)	EUR	200,000	208,779

Grifols SA

1.63%, 2/15/2025 (e)	EUR	100,000	110,395

3.20%, 5/1/2025 (a)	EUR	200,000	221,905

2.25%, 11/15/2027 (e)	EUR	100,000	111,830

NorteGas Energia Distribucion SAU 2.07%, 9/28/2027 (a)	EUR	100,000	120,787

Repsol International Finance BV (EUR Swap Annual 10 Year + 4.20%), 4.50%, 3/25/2075 (a) (b)	EUR	200,000	246,457

Telefonica Europe BV

(EUR Swap Annual 5 Year + 3.86%), 3.75%, 3/15/2022 (a) (b) (c) (d)	EUR	400,000	459,438

(EUR Swap Annual 5 Year + 2.33%), 2.63%, 3/7/2023 (a) (b) (c) (d)	EUR	200,000	223,085

Series NC5, (EUR Swap Annual 5 Year + 2.45%), 3.00%, 9/4/2023 (a) (b) (c) (d)	EUR	300,000	337,410

			3,136,227

Sweden — 0.3%

Telefonaktiebolaget LM Ericsson 1.88%, 3/1/2024 (a)	EUR	125,000	145,531

Verisure Midholding AB 5.75%, 12/1/2023 (a)	EUR	200,000	224,515

Volvo Car AB 2.00%, 1/24/2025 (a)	EUR	100,000	112,647

			482,693

Switzerland — 1.1%

Credit Suisse Group AG (USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (b) (c) (d) (e)		650,000	719,156

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	67

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
Corporate Bonds — continued

Switzerland — continued

Dufry One BV 2.50%, 10/15/2024 (a)	EUR	100,000	106,684

Glencore Finance Europe Ltd. 6.00%, 4/3/2022 (a) (f)	GBP	100,000	140,095

UBS Group AG

(EUR Swap Annual 5 Year + 5.29%), 5.75%, 2/19/2022 (a) (b) (c) (d)	EUR	600,000	707,834

(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (a) (b) (c) (d)		200,000	222,351

			1,896,120

Taiwan — 0.1%

Competition Team Technologies Ltd. 3.75%, 3/12/2024 (a)		200,000	212,250

Turkey — 0.1%

Turkiye Garanti Bankasi A/S 5.25%, 9/13/2022 (a)		210,000	210,066

United Arab Emirates — 0.0% (h)

Shelf Drilling Holdings Ltd. 8.25%, 2/15/2025 (e)		39,000	32,760

United Kingdom — 3.0%

BAT Capital Corp.

3.56%, 8/15/2027		270,000	285,032

4.39%, 8/15/2037		115,000	121,354

4.54%, 8/15/2047		130,000	134,697

CPUK Finance Ltd. 4.25%, 8/28/2022 (a)	GBP	100,000	130,343

eG Global Finance plc 4.38%, 2/7/2025 (a)	EUR	200,000	204,783

Fiat Chrysler Finance Europe SA

4.75%, 3/22/2021 (a)	EUR	100,000	115,364

4.75%, 7/15/2022 (a)	EUR	100,000	119,779

HSBC Holdings plc

3.40%, 3/8/2021		280,000	284,907

(ICE LIBOR USD 3 Month + 1.21%), 3.80%, 3/11/2025 (b)		245,000	262,185

(USD ICE Swap Rate 5 Year + 4.37%), 6.37%, 3/30/2025 (b) (c) (d)		200,000	211,640

Iceland Bondco plc 4.63%, 3/15/2025 (a)	GBP	100,000	100,008

Lloyds Banking Group plc 4.58%, 12/10/2025		200,000	218,582

INVESTMENTS	PRINCIPAL AMOUNT		VALUE

United Kingdom — continued

Royal Bank of Scotland Group plc

(USD Swap Semi 5 Year + 7.60%), 8.62%, 8/15/2021 (b) (c) (d)		200,000	211,600

(ICE LIBOR USD 3 Month + 1.48%), 3.50%, 5/15/2023 (b)		235,000	242,662

6.10%, 6/10/2023		30,000	33,193

Santander UK Group Holdings plc 3.57%, 1/10/2023		400,000	412,296

Sky Ltd.

1.50%, 9/15/2021 (a)	EUR	200,000	226,511

2.25%, 11/17/2025 (a)	EUR	200,000	247,806

Standard Chartered plc (USD Swap Semi 5 Year + 5.72%), 7.75%, 4/2/2023 (b) (c) (d) (e)		200,000	215,500

Synlab Unsecured Bondco plc 8.25%, 7/1/2023 (a)	EUR	200,000	229,751

Virgin Media Finance plc 4.50%, 1/15/2025 (a)	EUR	200,000	223,649

Virgin Media Secured Finance plc 5.50%, 5/15/2029 (e)		200,000	205,260

Vodafone Group plc

4.88%, 6/19/2049		121,000	145,233

(EUR Swap Annual 5 Year + 2.67%), 3.10%, 1/3/2079 (a) (b)	EUR	400,000	454,825

			5,036,960

United States — 26.8%

Abbott Ireland Financing DAC 1.50%, 9/27/2026 (a)	EUR	200,000	238,042

AbbVie, Inc.

3.60%, 5/14/2025		250,000	269,682

2.95%, 11/21/2026 (e)		200,000	209,679

4.05%, 11/21/2039 (e)		100,000	110,453

4.45%, 5/14/2046		50,000	57,627

4.25%, 11/21/2049 (e)		70,000	78,915

Acadia Healthcare Co., Inc. 6.50%, 3/1/2024		54,000	55,417

ACCO Brands Corp. 5.25%, 12/15/2024 (e)		120,000	123,350

ACE Cash Express, Inc. 12.00%, 12/15/2022 (e)		23,000	18,572

Adient Global Holdings Ltd. 3.50%, 8/15/2024 (a)	EUR	100,000	93,744

ADT Security Corp. (The) 4.13%, 6/15/2023		74,000	75,434

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
Corporate Bonds — continued

United States — continued

AES Corp. 5.50%, 4/15/2025		15,000	15,344

Ahern Rentals, Inc. 7.38%, 5/15/2023 (e)		30,000	23,210

Air Lease Corp.

3.25%, 3/1/2025		45,000	47,048

3.25%, 10/1/2029		140,000	142,093

Air Medical Group Holdings, Inc. 6.38%, 5/15/2023 (e)		70,000	66,850

Albertsons Cos., Inc.

6.63%, 6/15/2024		124,000	127,410

5.75%, 3/15/2025		25,000	25,906

Allison Transmission, Inc.

5.00%, 10/1/2024 (e)		20,000	20,224

4.75%, 10/1/2027 (e)		50,000	51,250

Ally Financial, Inc. 4.63%, 5/19/2022		174,000	182,613

Altria Group, Inc.

1.70%, 6/15/2025	EUR	300,000	349,292

2.20%, 6/15/2027	EUR	250,000	298,641

4.80%, 2/14/2029		240,000	274,559

AMC Entertainment Holdings, Inc.

5.75%, 6/15/2025		137,000	110,056

5.88%, 11/15/2026		12,000	9,600

6.13%, 5/15/2027		18,000	14,400

AMC Networks, Inc. 5.00%, 4/1/2024		119,000	119,595

American Airlines Group, Inc. 5.00%, 6/1/2022 (e)		15,000	15,037

American Axle & Manufacturing, Inc. 6.63%, 10/15/2022		188,000	188,823

6.25%, 4/1/2025		11,000	10,650

6.50%, 4/1/2027		7,000	6,716

American Tower Corp.

REIT, 5.00%, 2/15/2024		570,000	639,260

REIT, 1.38%, 4/4/2025	EUR	140,000	162,870

American Woodmark Corp. 4.88%, 3/15/2026 (e)		95,000	96,121

AmeriGas Partners LP 5.50%, 5/20/2025		35,000	35,613

Amkor Technology, Inc. 6.63%, 9/15/2027 (e)		12,000	12,960

AMN Healthcare, Inc. 5.13%, 10/1/2024 (e)		21,000	21,525

Amsted Industries, Inc. 5.63%, 7/1/2027 (e)		9,000	9,540

Antero Resources Corp. 5.13%, 12/1/2022		134,000	83,415

INVESTMENTS	PRINCIPAL AMOUNT		VALUE

United States — continued

Aramark International Finance SARL 3.13%, 4/1/2025 (a)	EUR	100,000	110,947

Aramark Services, Inc. 5.00%, 2/1/2028 (e)		80,000	83,500

Archrock Partners LP 6.88%, 4/1/2027 (e)		11,000	11,172

Arconic, Inc. 5.90%, 2/1/2027		60,000	68,400

AT&T, Inc.

2.95%, 7/15/2026		42,000	44,032

4.75%, 5/15/2046		75,000	88,428

Avantor, Inc. 6.00%, 10/1/2024 (e)		200,000	209,916

Avis Budget Car Rental LLC

6.38%, 4/1/2024 (e)		45,000	45,225

5.25%, 3/15/2025 (e)		132,000	133,043

5.75%, 7/15/2027 (e)		14,000	14,000

B&G Foods, Inc. 5.25%, 4/1/2025		49,000	48,387

Ball Corp. 4.38%, 12/15/2023	EUR	150,000	185,868

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.37%), 2.74%, 1/23/2022 (b)		180,000	181,768

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (b)		810,000	839,372

Series MM, (ICE LIBOR USD 3 Month + 2.66%), 4.30%, 1/28/2025 (b) (c) (d)		24,000	23,175

Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (b) (c) (d)		230,000	259,516

Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (b) (c) (d)		335,000	361,834

Bausch Health Cos., Inc.

6.50%, 3/15/2022 (e)		74,000	74,925

4.50%, 5/15/2023 (a)	EUR	100,000	109,396

5.88%, 5/15/2023 (e)		15,000	15,056

7.00%, 3/15/2024 (e)		100,000	102,958

6.13%, 4/15/2025 (e)		525,000	535,500

5.50%, 11/1/2025 (e)		68,000	70,012

Beacon Roofing Supply, Inc. 4.88%, 11/1/2025 (e)		20,000	19,294

Becton Dickinson and Co. 1.40%, 5/24/2023	EUR	100,000	114,674

Belden, Inc. 3.38%, 7/15/2027 (a)	EUR	100,000	113,891

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	69

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Corporate Bonds — continued

United States — continued

Berry Global, Inc.

5.13%, 7/15/2023	25,000	25,012

4.50%, 2/15/2026 (e)	13,000	12,789

5.63%, 7/15/2027 (e)	10,000	10,400

Big River Steel LLC 7.25%, 9/1/2025 (e)	10,000	10,100

Blue Racer Midstream LLC 6.13%, 11/15/2022 (e)	155,000	141,707

Boeing Co. (The) 3.50%, 3/1/2039	135,000	143,592

Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (e)	13,000	13,298

Boston Scientific Corp.

3.75%, 3/1/2026	110,000	120,949

4.00%, 3/1/2029	280,000	321,425

Boyd Gaming Corp. 6.38%, 4/1/2026	58,000	60,465

Boyne USA, Inc. 7.25%, 5/1/2025 (e)	28,000	29,960

Brink’s Co. (The) 4.63%, 10/15/2027 (e)	42,000	43,050

Bristol-Myers Squibb Co.

2.90%, 7/26/2024 (e)	242,000	254,992

3.40%, 7/26/2029 (e)	310,000	347,280

4.25%, 10/26/2049 (e)	85,000	109,341

Broadcom, Inc. 4.25%, 4/15/2026 (e)	175,000	189,914

BWX Technologies, Inc. 5.38%, 7/15/2026 (e)	10,000	10,468

Cablevision Systems Corp. 5.88%, 9/15/2022	20,000	21,003

Caesars Resort Collection LLC 5.25%, 10/15/2025 (e)	25,000	24,550

Callon Petroleum Co.

6.25%, 4/15/2023	47,000	39,716

6.13%, 10/1/2024	38,000	30,115

Calpine Corp. 5.25%, 6/1/2026 (e)	69,000	68,405

Capital One Financial Corp. 3.80%, 1/31/2028	180,000	196,418

Catalent Pharma Solutions, Inc. 4.88%, 1/15/2026 (e)	35,000	35,875

CCO Holdings LLC

5.13%, 2/15/2023	12,000	12,090

5.88%, 4/1/2024 (e)	144,000	147,917

5.75%, 2/15/2026 (e)	501,000	520,890

5.13%, 5/1/2027 (e)	160,000	166,352

5.00%, 2/1/2028 (e)	105,000	109,200

5.38%, 6/1/2029 (e)	16,000	17,035

4.75%, 3/1/2030 (e)	36,000	37,080

CDK Global, Inc. 5.25%, 5/15/2029 (e)	35,000	37,319

INVESTMENTS	PRINCIPAL AMOUNT		VALUE

United States — continued

Cedar Fair LP 5.25%, 7/15/2029 (e)		4,000	4,000

Centene Corp.

6.13%, 2/15/2024		48,000	49,474

5.25%, 4/1/2025 (e)		28,000	28,805

Central Garden & Pet Co.

6.13%, 11/15/2023		20,000	20,533

5.13%, 2/1/2028		95,000	99,038

CenturyLink, Inc.

Series T, 5.80%, 3/15/2022		80,000	83,900

Series W, 6.75%, 12/1/2023		15,000	16,496

Series Y, 7.50%, 4/1/2024		65,000	72,854

CF Industries, Inc. 4.50%, 12/1/2026 (e)		190,000	216,136

Charter Communications Operating LLC

4.91%, 7/23/2025		279,000	312,607

5.38%, 5/1/2047		188,000	216,321

Chemours Co. (The)

6.63%, 5/15/2023		40,000	38,533

7.00%, 5/15/2025		73,000	68,072

4.00%, 5/15/2026	EUR	100,000	96,118

Cheniere Energy Partners LP 5.25%, 10/1/2025		30,000	30,076

Chesapeake Energy Corp. 11.50%, 1/1/2025 (e)		93,000	55,567

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (e)		29,000	30,486

8.00%, 10/15/2025 (e)		4,000	4,298

Cinemark USA, Inc. 4.88%, 6/1/2023		38,000	37,829

CITGO Petroleum Corp. 6.25%, 8/15/2022 (e)		27,000	27,000

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (b)		100,000	102,517

Series V, (SOFR + 3.23%), 4.70%, 1/30/2025 (b) (c) (d)		141,000	139,061

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (b) (c) (d)		190,000	204,725

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (b) (c) (d)		200,000	222,166

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
Corporate Bonds — continued

United States — continued

Clean Harbors, Inc. 4.88%, 7/15/2027 (e)		25,000	26,117

Clear Channel Worldwide Holdings, Inc.

9.25%, 2/15/2024 (e)		85,000	90,312

5.13%, 8/15/2027 (e)		80,000	80,200

Clearwater Paper Corp. 4.50%, 2/1/2023		37,000	37,185

Clearway Energy Operating LLC 5.00%, 9/15/2026		44,000	45,069

CNO Financial Group, Inc. 5.25%, 5/30/2025		15,000	16,982

CNX Midstream Partners LP 6.50%, 3/15/2026 (e)		20,000	16,400

Cogent Communications Group, Inc. 5.38%, 3/1/2022 (e)		25,000	25,625

Comcast Corp.

3.95%, 10/15/2025		250,000	279,790

4.60%, 8/15/2045		105,000	133,766

4.70%, 10/15/2048		40,000	52,487

3.45%, 2/1/2050		160,000	176,580

Commercial Metals Co. 4.88%, 5/15/2023		15,000	15,498

CommScope Technologies LLC 6.00%, 6/15/2025 (e)		329,000	309,260

CommScope, Inc. 8.25%, 3/1/2027 (e)		48,000	48,420

Community Health Systems, Inc.

6.25%, 3/31/2023		21,000	21,039

8.63%, 1/15/2024 (e)		37,000	38,657

Concho Resources, Inc. 3.75%, 10/1/2027		53,000	55,065

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (e)		21,000	18,165

Constellium SE 4.25%, 2/15/2026 (a)	EUR	100,000	112,294

Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026 (e)		105,000	93,817

Coty, Inc. 6.50%, 4/15/2026 (e)		50,000	51,375

Covanta Holding Corp. 5.88%, 7/1/2025		14,000	14,350

Crestwood Midstream Partners LP 5.75%, 4/1/2025		60,000	58,650

Crown Americas LLC 4.25%, 9/30/2026		74,000	76,169

Crown European Holdings SA

4.00%, 7/15/2022 (a)	EUR	350,000	411,200

2.63%, 9/30/2024 (a)	EUR	125,000	144,941

INVESTMENTS	PRINCIPAL AMOUNT		VALUE

United States — continued

CSC Holdings LLC

5.25%, 6/1/2024		215,000	232,469

6.63%, 10/15/2025 (e)		210,000	219,454

CSX Corp. 3.35%, 9/15/2049		110,000	115,468

Curo Group Holdings Corp. 8.25%, 9/1/2025 (e)		110,000	93,227

CVR Partners LP 9.25%, 6/15/2023 (e)		98,000	99,960

Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (e)		105,000	110,775

Darling Global Finance BV 3.63%, 5/15/2026 (a)	EUR	125,000	143,142

DaVita, Inc. 5.13%, 7/15/2024		82,000	83,093

DCP Midstream Operating LP 3.88%, 3/15/2023		74,000	73,667

Delek Logistics Partners LP 6.75%, 5/15/2025		29,000	29,454

Dell International LLC

7.13%, 6/15/2024 (e)		37,000	38,711

6.02%, 6/15/2026 (e)		270,000	316,205

Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025		15,000	10,519

Diamond Sports Group LLC

5.38%, 8/15/2026 (e)		84,000	77,450

6.63%, 8/15/2027 (e)		9,000	7,290

Diamondback Energy, Inc. 5.38%, 5/31/2025		40,000	41,769

DISH DBS Corp.

6.75%, 6/1/2021		10,000	10,355

5.88%, 7/15/2022		92,000	95,997

5.00%, 3/15/2023		100,000	100,635

5.88%, 11/15/2024		415,000	425,678

7.75%, 7/1/2026		235,000	252,522

Dole Food Co., Inc. 7.25%, 6/15/2025 (e)		39,000	38,220

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (e)		60,000	60,600

Dun & Bradstreet Corp. (The) 6.88%, 8/15/2026 (e)		13,000	13,881

Edgewell Personal Care Co. 4.70%, 5/24/2022		25,000	25,597

Edison International 3.55%, 11/15/2024		150,000	159,126

Eldorado Resorts, Inc. 7.00%, 8/1/2023		40,000	41,304

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	71

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Corporate Bonds — continued

United States — continued

Embarq Corp. 8.00%, 6/1/2036	70,000	74,550

Encompass Health Corp.

5.75%, 11/1/2024	70,000	70,618

5.75%, 9/15/2025	105,000	108,588

Energizer Holdings, Inc.

5.50%, 6/15/2025 (e)	70,000	71,036

7.75%, 1/15/2027 (e)	65,000	70,525

Energy Transfer Operating LP 3.75%, 5/15/2030	110,000	111,479

EnLink Midstream Partners LP

4.40%, 4/1/2024	20,000	18,255

4.15%, 6/1/2025	20,000	16,904

5.60%, 4/1/2044	20,000	15,381

Entegris, Inc. 4.63%, 2/10/2026 (e)	65,000	67,031

Entercom Media Corp. 7.25%, 11/1/2024 (e)	20,000	20,975

Enterprise Development Authority (The) 12.00%, 7/15/2024 (e)	63,000	72,135

Envision Healthcare Corp. 8.75%, 10/15/2026 (e)	93,000	49,225

EP Energy LLC

9.38%, 5/1/2024 (e) (i)	40,000	800

8.00%, 11/29/2024 (e) (i)	37,000	15,170

7.75%, 5/15/2026 (e) (i)	36,000	21,240

Equinix, Inc. REIT, 5.88%, 1/15/2026	115,000	121,541

ESH Hospitality, Inc.

REIT, 5.25%, 5/1/2025 (e)	130,000	130,758

REIT, 4.63%, 10/1/2027 (e)	18,000	17,550

Exela Intermediate LLC 10.00%, 7/15/2023 (e)	56,000	18,900

FirstCash, Inc. 5.38%, 6/1/2024 (e)	15,000	15,337

FirstEnergy Corp.

Series B, 3.90%, 7/15/2027	295,000	326,707

2.65%, 3/1/2030	180,000	183,794

Fox Corp.

4.03%, 1/25/2024 (e)	90,000	97,331

4.71%, 1/25/2029 (e)	40,000	46,904

Freeport-McMoRan, Inc.

3.55%, 3/1/2022	59,000	59,525

3.88%, 3/15/2023	25,000	25,133

4.55%, 11/14/2024	60,000	60,750

Frontier Communications Corp.

7.63%, 4/15/2024	15,000	7,125

6.88%, 1/15/2025	35,000	16,712

8.50%, 4/1/2026 (e)	161,000	163,013

INVESTMENTS	PRINCIPAL AMOUNT		VALUE

United States — continued

GCI LLC 6.88%, 4/15/2025		90,000	92,738

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035		600,000	685,139

General Electric Co. 1.50%, 5/17/2029	EUR	100,000	115,997

General Motors Co. 5.15%, 4/1/2038		30,000	30,606

General Motors Financial Co., Inc. 4.00%, 1/15/2025		330,000	349,166

Genesis Energy LP

5.63%, 6/15/2024		20,000	17,200

6.25%, 5/15/2026		15,000	12,525

GEO Group, Inc. (The) REIT, 5.88%, 10/15/2024		100,000	93,500

Global Partners LP 7.00%, 6/15/2023		25,000	25,656

Goldman Sachs Group, Inc. (The)

(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (b)		205,000	210,594

(ICE LIBOR USD 3 Month + 1.60%), 3.21%, 11/29/2023 (b)		130,000	133,846

3.85%, 1/26/2027		159,000	174,760

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (b)		35,000	39,921

Goodyear Tire & Rubber Co. (The)

5.00%, 5/31/2026		94,000	92,477

4.88%, 3/15/2027		1,000	968

Gray Television, Inc. 7.00%, 5/15/2027 (e)		95,000	103,051

Gulfport Energy Corp. 6.00%, 10/15/2024		78,000	25,935

H&E Equipment Services, Inc. 5.63%, 9/1/2025		15,000	15,631

Hanesbrands, Inc. 4.88%, 5/15/2026 (e)		51,000	53,423

HCA Healthcare, Inc. 6.25%, 2/15/2021		15,000	15,582

HCA, Inc.

5.88%, 5/1/2023		82,000	89,585

5.38%, 2/1/2025		130,000	143,715

5.88%, 2/15/2026		440,000	496,707

5.63%, 9/1/2028		119,000	134,872

Herc Holdings, Inc. 5.50%, 7/15/2027 (e)		89,000	92,329

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
Corporate Bonds — continued

United States — continued

Hertz Corp. (The)

7.63%, 6/1/2022 (e)		4,000	4,030

5.50%, 10/15/2024 (e)		228,000	218,271

7.13%, 8/1/2026 (e)		15,000	14,782

Hess Corp. 5.80%, 4/1/2047		100,000	110,751

Hilcorp Energy I LP

5.00%, 12/1/2024 (e)		23,000	18,170

6.25%, 11/1/2028 (e)		25,000	18,188

Hill-Rom Holdings, Inc. 5.00%, 2/15/2025 (e)		15,000	15,558

Hilton Domestic Operating Co., Inc. 5.13%, 5/1/2026		12,000	12,319

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024		15,000	16,050

Hilton Worldwide Finance LLC

4.63%, 4/1/2025		88,000	88,330

4.88%, 4/1/2027		33,000	33,743

Hologic, Inc. 4.38%, 10/15/2025 (e)		15,000	15,277

Hughes Satellite Systems Corp. 6.63%, 8/1/2026		15,000	16,502

Icahn Enterprises LP 6.38%, 12/15/2025		25,000	25,813

iHeartCommunications, Inc. 5.25%, 8/15/2027 (e)		50,000	51,565

Infor US, Inc. 6.50%, 5/15/2022		141,000	141,422

International Game Technology plc 4.75%, 2/15/2023 (a)	EUR	200,000	232,381

IQVIA, Inc.

3.50%, 10/15/2024 (a)	EUR	150,000	166,791

3.25%, 3/15/2025 (a)	EUR	200,000	221,731

2.25%, 1/15/2028 (a)	EUR	100,000	109,291

IRB Holding Corp. 6.75%, 2/15/2026 (e)		39,000	38,708

Iron Mountain, Inc.

REIT, 5.75%, 8/15/2024		58,000	58,435

REIT, 4.88%, 9/15/2029 (e)		70,000	69,371

ITC Holdings Corp. 3.35%, 11/15/2027		140,000	151,355

James Hardie International Finance DAC 4.75%, 1/15/2025 (e)		200,000	206,040

JBS USA LUX SA

5.88%, 7/15/2024 (e)		7,000	7,127

5.75%, 6/15/2025 (e)		6,000	6,158

6.75%, 2/15/2028 (e)		80,000	86,380

6.50%, 4/15/2029 (e)		43,000	46,642

INVESTMENTS	PRINCIPAL AMOUNT		VALUE

United States — continued

JELD-WEN, Inc. 4.63%, 12/15/2025 (e)		70,000	70,525

Kennedy-Wilson, Inc. 5.88%, 4/1/2024		14,000	14,228

Kroger Co. (The) 2.65%, 10/15/2026		135,000	139,736

L Brands, Inc.

5.63%, 10/15/2023		45,000	48,488

5.25%, 2/1/2028		18,000	17,471

L3Harris Technologies, Inc. 4.85%, 4/27/2035		185,000	229,478

LABL Escrow Issuer LLC 6.75%, 7/15/2026 (e)		120,000	125,724

Lamar Media Corp. 5.75%, 2/1/2026		50,000	52,003

Lennar Corp. 5.88%, 11/15/2024		48,000	52,402

Level 3 Financing, Inc.

5.38%, 5/1/2025		25,000	25,521

5.25%, 3/15/2026		61,000	62,982

4.63%, 9/15/2027 (e)		80,000	81,600

Liberty Mutual Group, Inc. 3.95%, 10/15/2050 (e)		15,000	16,529

Live Nation Entertainment, Inc. 5.63%, 3/15/2026 (e)		19,000	19,523

LKQ European Holdings BV 3.63%, 4/1/2026 (a)	EUR	100,000	110,936

LKQ Italia Bondco SpA 3.88%, 4/1/2024 (a)	EUR	200,000	237,586

Lowe’s Cos., Inc. 3.65%, 4/5/2029		74,000	82,043

LPL Holdings, Inc. 5.75%, 9/15/2025 (e)		38,000	39,425

Marriott Ownership Resorts, Inc.

6.50%, 9/15/2026		29,000	31,175

4.75%, 1/15/2028 (e)		3,000	3,000

Martin Midstream Partners LP 7.25%, 2/15/2021		46,000	42,550

MasTec, Inc. 4.88%, 3/15/2023		34,000	34,170

Matador Resources Co. 5.88%, 9/15/2026		21,000	18,795

Mattel, Inc.

3.15%, 3/15/2023		10,000	9,850

6.75%, 12/31/2025 (e)		170,000	178,662

Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024 (e)		125,000	123,752

Meredith Corp. 6.88%, 2/1/2026		35,000	35,095

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	73

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
Corporate Bonds — continued

United States — continued

MetLife, Inc. 6.40%, 12/15/2036		130,000	160,576

MGM Resorts International

6.00%, 3/15/2023		315,000	339,019

4.63%, 9/1/2026		55,000	57,200

5.50%, 4/15/2027		130,000	140,361

Midcontinent Communications 5.38%, 8/15/2027 (e)		9,000	9,473

Morgan Stanley

3.70%, 10/23/2024		360,000	391,461

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (b)		15,000	16,631

(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038 (b)		240,000	276,513

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (e)		79,000	73,487

MSCI, Inc. 5.38%, 5/15/2027 (e)		34,000	36,380

MTS Systems Corp. 5.75%, 8/15/2027 (e)		14,000	14,245

Nabors Industries, Inc. 5.75%, 2/1/2025		90,000	64,575

NCR Corp.

5.75%, 9/1/2027 (e)		15,000	15,787

6.13%, 9/1/2029 (e)		15,000	16,280

Netflix, Inc.

4.38%, 11/15/2026		17,000	17,802

3.63%, 5/15/2027	EUR	100,000	115,998

4.88%, 4/15/2028		65,000	68,426

5.88%, 11/15/2028		45,000	50,594

4.88%, 6/15/2030 (e)		53,000	55,851

New Albertsons LP 8.00%, 5/1/2031		103,000	110,725

Newell Brands, Inc. 4.20%, 4/1/2026 (f)		145,000	150,912

Nexstar Broadcasting, Inc. 5.63%, 7/15/2027 (e)		35,000	36,227

NextEra Energy Operating Partners LP 4.25%, 9/15/2024 (e)		10,000	10,067

Nielsen Co. Luxembourg SARL (The)

5.50%, 10/1/2021 (e)		110,000	110,137

5.00%, 2/1/2025 (e)		30,000	29,625

Nielsen Finance LLC 5.00%, 4/15/2022 (e)		38,000	37,810

Noble Energy, Inc. 3.85%, 1/15/2028		410,000	424,403

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

Noble Holding International Ltd.

7.88%, 2/1/2026 (e)	53,000	33,125

5.25%, 3/15/2042	12,000	3,120

Novelis Corp. 5.88%, 9/30/2026 (e)	74,000	76,431

NRG Energy, Inc. 6.63%, 1/15/2027	45,000	46,918

Nuance Communications, Inc. 5.63%, 12/15/2026	50,000	52,750

NuStar Logistics LP 5.63%, 4/28/2027	30,000	30,606

Oasis Petroleum, Inc.

6.88%, 1/15/2023	125,000	96,875

6.25%, 5/1/2026 (e)	33,000	20,295

Occidental Petroleum Corp.

2.90%, 8/15/2024	340,000	344,596

3.40%, 4/15/2026	340,000	347,809

Ovintiv, Inc.

6.50%, 8/15/2034	100,000	107,229

6.50%, 2/1/2038	25,000	27,453

Panther BF Aggregator 2 LP 6.25%, 5/15/2026 (e)	65,000	66,768

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (e)	9,000	9,504

Pattern Energy Group, Inc. 5.88%, 2/1/2024 (e)	20,000	20,400

PBF Holding Co. LLC 7.25%, 6/15/2025	22,000	22,623

Peabody Energy Corp. 6.00%, 3/31/2022 (e)	20,000	17,090

Penske Automotive Group, Inc.

5.75%, 10/1/2022	35,000	35,350

5.50%, 5/15/2026	48,000	49,800

PetSmart, Inc.

7.13%, 3/15/2023 (e)	75,000	73,313

5.88%, 6/1/2025 (e)	101,000	101,636

Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (e)	63,000	64,241

Plantronics, Inc. 5.50%, 5/31/2023 (e)	53,000	48,231

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (e) (g)	25,000	21,253

Post Holdings, Inc.

5.00%, 8/15/2026 (e)	63,000	64,260

5.75%, 3/1/2027 (e)	50,000	52,032

5.63%, 1/15/2028 (e)	50,000	52,261

Prime Security Services Borrower LLC

5.25%, 4/15/2024 (e)	16,000	16,560

5.75%, 4/15/2026 (e)	16,000	16,640

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
Corporate Bonds — continued

United States — continued

QEP Resources, Inc.

5.38%, 10/1/2022		38,000	34,651

5.63%, 3/1/2026		5,000	4,000

Qorvo, Inc. 5.50%, 7/15/2026		52,000	53,716

Quicken Loans, Inc. 5.75%, 5/1/2025 (e)		53,000	54,303

Radian Group, Inc. 4.50%, 10/1/2024		25,000	26,375

Rain CII Carbon LLC 7.25%, 4/1/2025 (e)		50,000	48,000

Realty Income Corp. REIT, 3.00%, 1/15/2027		170,000	182,264

Refinitiv US Holdings, Inc.

6.25%, 5/15/2026 (e)		21,000	22,627

8.25%, 11/15/2026 (e)		9,000	9,909

Rite Aid Corp.

6.13%, 4/1/2023 (e)		105,000	96,206

7.50%, 7/1/2025 (e)		60,000	59,850

Rockwell Collins, Inc.

3.70%, 12/15/2023		325,000	348,425

3.20%, 3/15/2024		400,000	425,410

3.50%, 3/15/2027		340,000	378,197

Roper Technologies, Inc. 3.80%, 12/15/2026		280,000	311,174

Ryman Hospitality Properties, Inc. REIT, 4.75%, 10/15/2027 (e)		9,000	9,124

SBA Communications Corp. REIT, 4.88%, 9/1/2024		25,000	25,672

Schlumberger Holdings Corp.

3.75%, 5/1/2024 (e)		315,000	336,614

3.90%, 5/17/2028 (e)		120,000	129,283

Scientific Games International, Inc. 5.00%, 10/15/2025 (e)		87,000	87,272

Scotts Miracle-Gro Co. (The) 4.50%, 10/15/2029 (e)		30,000	31,050

Sealed Air Corp. 5.13%, 12/1/2024 (e)		94,000	100,815

Sempra Energy 3.80%, 2/1/2038		145,000	162,487

Sensata Technologies BV

4.88%, 10/15/2023 (e)		85,000	89,675

5.00%, 10/1/2025 (e)		14,000	14,736

Service Corp. International

7.50%, 4/1/2027		70,000	85,400

5.13%, 6/1/2029		70,000	75,688

Shire Acquisitions Investments Ireland DAC 2.88%, 9/23/2023		225,000	233,564

Silgan Holdings, Inc. 3.25%, 3/15/2025	EUR	200,000	222,336

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

Sinclair Television Group, Inc. 5.63%, 8/1/2024 (e)	176,000	179,520

Sirius XM Radio, Inc.

4.63%, 5/15/2023 (e)	10,000	10,075

4.63%, 7/15/2024 (e)	12,000	12,371

5.38%, 4/15/2025 (e)	93,000	95,402

5.38%, 7/15/2026 (e)	2,000	2,070

5.00%, 8/1/2027 (e)	162,000	169,492

5.50%, 7/1/2029 (e)	14,000	15,079

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (e)	10,000	9,870

5.50%, 4/15/2027 (e)	7,000	6,760

SM Energy Co. 6.13%, 11/15/2022	75,000	67,500

Solera LLC 10.50%, 3/1/2024 (e)	45,000	47,532

Southern California Edison Co.

Series 13-A, 3.90%, 3/15/2043	37,000	40,503

3.65%, 2/1/2050	79,000	83,980

Southwestern Energy Co. 6.20%, 1/23/2025 (f)	87,000	64,380

Spectrum Brands, Inc.

5.75%, 7/15/2025	90,000	92,250

5.00%, 10/1/2029 (e)	5,000	5,163

Springleaf Finance Corp.

5.63%, 3/15/2023	60,000	61,838

7.13%, 3/15/2026	32,000	35,520

Sprint Capital Corp. 8.75%, 3/15/2032	202,000	280,780

Sprint Corp.

7.88%, 9/15/2023	173,000	197,796

7.13%, 6/15/2024	80,000	90,866

7.63%, 2/15/2025	376,000	436,160

7.63%, 3/1/2026	65,000	76,866

SPX FLOW, Inc. 5.63%, 8/15/2024 (e)	50,000	51,657

SS&C Technologies, Inc. 5.50%, 9/30/2027 (e)	85,000	89,463

Standard Industries, Inc.

6.00%, 10/15/2025 (e)	24,000	25,080

4.75%, 1/15/2028 (e)	60,000	61,746

Staples, Inc.

7.50%, 4/15/2026 (e)	140,000	139,083

10.75%, 4/15/2027 (e)	46,000	44,031

Station Casinos LLC 5.00%, 10/1/2025 (e)	21,000	21,105

Steel Dynamics, Inc. 5.00%, 12/15/2026	25,000	26,560

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	75

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Corporate Bonds — continued

United States — continued

Summit Materials LLC 6.13%, 7/15/2023	20,000	20,100

Summit Midstream Holdings LLC

5.50%, 8/15/2022	20,000	17,125

5.75%, 4/15/2025	20,000	14,800

Sunoco Logistics Partners Operations LP 5.35%, 5/15/2045	130,000	134,214

Sunoco LP

4.88%, 1/15/2023	20,000	19,940

5.50%, 2/15/2026	15,000	15,227

6.00%, 4/15/2027	22,000	22,550

Tallgrass Energy Partners LP 5.50%, 9/15/2024 (e)	28,000	25,973

Targa Resources Partners LP

4.25%, 11/15/2023	62,000	61,411

6.75%, 3/15/2024	170,000	173,191

5.88%, 4/15/2026	80,000	82,408

Team Health Holdings, Inc. 6.38%, 2/1/2025 (e)	53,000	29,150

Tempur Sealy International, Inc.

5.63%, 10/15/2023	110,000	111,947

5.50%, 6/15/2026	155,000	162,177

Tenet Healthcare Corp.

8.13%, 4/1/2022	145,000	157,100

6.75%, 6/15/2023	70,000	74,900

4.63%, 9/1/2024 (e)	6,000	6,098

5.13%, 5/1/2025	75,000	75,562

4.88%, 1/1/2026 (e)	30,000	30,563

6.25%, 2/1/2027 (e)	35,000	36,662

5.13%, 11/1/2027 (e)	96,000	99,720

Tennant Co. 5.63%, 5/1/2025	33,000	34,320

Tenneco, Inc. 5.00%, 7/15/2026	65,000	55,900

Terex Corp. 5.63%, 2/1/2025 (e)	65,000	65,975

Terraform Global Operating LLC 6.13%, 3/1/2026 (e)	10,000	10,350

TerraForm Power Operating LLC

4.25%, 1/31/2023 (e)	17,000	17,277

5.00%, 1/31/2028 (e)	21,000	22,602

T-Mobile USA, Inc.

6.50%, 1/15/2024 ‡	150,000	—

6.00%, 4/15/2024 ‡	328,000	—

6.38%, 3/1/2025	79,000	81,222

6.50%, 1/15/2026	375,000	394,800

6.50%, 1/15/2026 ‡	160,000	—

4.50%, 2/1/2026	50,000	50,673

INVESTMENTS	PRINCIPAL AMOUNT		VALUE

United States — continued

TransDigm, Inc. 6.25%, 3/15/2026 (e)		70,000	74,113

Transocean Pontus Ltd. 6.13%, 8/1/2025 (e)		17,535	17,710

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (e)		10,000	10,152

Transocean Proteus Ltd. 6.25%, 12/1/2024 (e)		33,600	33,936

Transocean, Inc.

7.50%, 1/15/2026 (e)		55,000	43,725

7.50%, 4/15/2031		9,000	5,355

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (e)		28,000	25,970

Triumph Group, Inc. 7.75%, 8/15/2025		75,000	74,250

Tronox Finance plc 5.75%, 10/1/2025 (e)		8,000	7,562

Tronox, Inc. 6.50%, 4/15/2026 (e)		19,000	18,239

UGI International LLC 3.25%, 11/1/2025 (a)	EUR	150,000	171,802

Ultra Resources, Inc. 11.00% (Blend (cash 9.00% + PIK 2.00%)), 7/12/2024 (g)		128,702	15,115

Union Pacific Corp. 4.30%, 3/1/2049		100,000	120,875

United Airlines Holdings, Inc.

5.00%, 2/1/2024		25,000	25,313

4.88%, 1/15/2025		13,000	13,065

United Rentals North America, Inc.

6.50%, 12/15/2026		30,000	31,989

5.50%, 5/15/2027		289,000	302,005

United States Cellular Corp. 6.70%, 12/15/2033		90,000	101,926

United States Steel Corp.

6.88%, 8/15/2025		9,000	7,792

6.25%, 3/15/2026		28,000	22,680

United Technologies Corp.

3.95%, 8/16/2025		125,000	139,970

4.13%, 11/16/2028		150,000	175,565

3.75%, 11/1/2046		115,000	132,256

Uniti Group LP REIT, 6.00%, 4/15/2023 (e)		85,000	83,087

Verizon Communications, Inc.

4.33%, 9/21/2028		230,000	269,983

4.86%, 8/21/2046		75,000	99,800

Vista Outdoor, Inc. 5.88%, 10/1/2023		85,000	82,238

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
Corporate Bonds — continued

United States — continued

Vistra Energy Corp. 5.88%, 6/1/2023		22,000	22,206

Vistra Operations Co. LLC 5.50%, 9/1/2026 (e)		55,000	55,638

VOC Escrow Ltd. 5.00%, 2/15/2028 (e)		10,000	8,925

W&T Offshore, Inc. 9.75%, 11/1/2023 (e)		44,000	39,050

Welbilt, Inc. 9.50%, 2/15/2024		140,000	147,788

Wells Fargo & Co. 4.90%, 11/17/2045		150,000	189,660

WESCO Distribution, Inc. 5.38%, 6/15/2024		17,000	17,510

Western Digital Corp. 4.75%, 2/15/2026		50,000	51,625

Whiting Petroleum Corp.

5.75%, 3/15/2021		85,000	48,875

6.63%, 1/15/2026		21,000	7,665

William Carter Co. (The) 5.63%, 3/15/2027 (e)		8,000	8,511

Williams Cos., Inc. (The) 4.00%, 9/15/2025		275,000	297,705

Windstream Services LLC 8.63%, 10/31/2025 (e) (f)		15,000	13,662

WMG Acquisition Corp.

4.13%, 11/1/2024 (a)	EUR	135,000	153,504

4.88%, 11/1/2024 (e)		113,000	116,108

Wolverine Escrow LLC 9.00%, 11/15/2026 (e)		70,000	69,825

WPX Energy, Inc. 8.25%, 8/1/2023		41,000	45,715

Wyndham Destinations, Inc.

5.40%, 4/1/2024 (f)		4,000	4,290

6.35%, 10/1/2025 (f)		13,000	14,235

5.75%, 4/1/2027 (f)		17,000	17,972

Wynn Las Vegas LLC 5.50%, 3/1/2025 (e)		121,000	118,731

XPO Logistics, Inc.

6.50%, 6/15/2022 (e)		90,000	89,946

6.13%, 9/1/2023 (e)		26,000	26,536

6.75%, 8/15/2024 (e)		35,000	36,925

Zayo Group LLC 6.38%, 5/15/2025		184,000	188,140

			45,602,682

Total Corporate Bonds (Cost $81,466,067)			82,396,180

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
Foreign Government Securities — 26.1%

Angola — 0.5%

Republic of Angola

8.25%, 5/9/2028 (a)		470,000	482,484

8.00%, 11/26/2029 (e)		320,000	320,800

			803,284

Belarus — 0.2%

Republic of Belarus 6.88%, 2/28/2023 (a)		350,000	375,375

Benin — 0.2%

Benin Government Bond 5.75%, 3/26/2026 (e)	EUR	320,000	355,913

Colombia — 0.6%

Republic of Colombia

3.00%, 1/30/2030		680,000	687,650

5.00%, 6/15/2045		200,000	242,437

			930,087

Cyprus — 0.7%

Republic of Cyprus

2.75%, 6/27/2024 (a)	EUR	230,000	282,631

2.38%, 9/25/2028 (a)	EUR	570,000	727,892

2.75%, 2/26/2034 (a)	EUR	180,000	248,187

			1,258,710

Dominican Republic — 0.4%

Dominican Republic Government Bond

9.75%, 6/5/2026 (e)	DOP	14,000,000	264,367

5.95%, 1/25/2027 (a)		160,000	175,000

5.88%, 1/30/2060 (e)		230,000	227,355

			666,722

Ecuador — 0.2%

Republic of Ecuador 10.50%, 3/24/2020 (a)		350,000	346,719

Egypt — 0.3%

Arab Republic of Egypt

7.60%, 3/1/2029 (e)		280,000	300,212

7.05%, 1/15/2032 (e)		230,000	234,025

			534,237

El Salvador — 0.3%

Republic of El Salvador

7.75%, 1/24/2023 (a)		152,000	165,822

7.12%, 1/20/2050 (e)		377,000	393,612

			559,434

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	77

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
Foreign Government Securities — continued

Ethiopia — 0.1%

Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (a)		200,000	211,750

Greece — 1.5%

Hellenic Republic

3.38%, 2/15/2025 (a)	EUR	676,000	841,838

1.88%, 7/23/2026 (a)	EUR	466,000	544,422

3.88%, 3/12/2029 (a)	EUR	550,000	736,154

1.88%, 2/4/2035 (a)	EUR	350,000	387,085

			2,509,499

Hungary — 0.2%

Hungary Government Bond 7.63%, 3/29/2041		230,000	393,300

Indonesia — 1.8%

Republic of Indonesia

8.25%, 7/15/2021	IDR	8,945,000,000	650,574

7.00%, 5/15/2022	IDR	12,372,000,000	892,060

8.25%, 5/15/2029	IDR	3,688,000,000	276,841

8.75%, 5/15/2031	IDR	4,634,000,000	355,443

1.40%, 10/30/2031	EUR	353,000	389,207

6.63%, 2/17/2037 (a)		340,000	477,913

			3,042,038

Italy — 3.1%

Buoni Poliennali del Tesoro

0.95%, 3/1/2023	EUR	760,000	857,292

3.85%, 9/1/2049 (a)	EUR	1,205,000	1,839,137

Italian Republic Government Bond

2.38%, 10/17/2024		1,345,000	1,350,678

2.88%, 10/17/2029		1,135,000	1,132,862

			5,179,969

Ivory Coast — 0.2%

Republic of Cote d’Ivoire 6.88%, 10/17/2040 (e)	EUR	310,000	358,480

Jamaica — 0.3%

Jamaica Government Bond

8.00%, 3/15/2039		120,000	164,063

7.88%, 7/28/2045		200,000	270,937

			435,000

Kazakhstan — 0.3%

Republic of Kazakhstan 1.50%, 9/30/2034 (e)	EUR	370,000	419,694

INVESTMENTS	PRINCIPAL AMOUNT		VALUE

Kenya — 0.2%

Republic of Kenya 8.25%, 2/28/2048 (a)		250,000	266,875

Lebanon — 0.1%

Lebanese Republic

6.65%, 4/22/2024 (a)		280,000	74,200

6.65%, 11/3/2028 (a)		226,000	58,760

			132,960

Malaysia — 1.0%

Malaysia Government Bond

3.88%, 3/10/2022	MYR	3,670,000	891,973

3.48%, 3/15/2023	MYR	3,630,000	882,799

			1,774,772

Mexico — 2.3%

Mex Bonos Desarr Fix Rt

Series M 20, 8.50%, 5/31/2029	MXN	29,000,000	1,653,049

7.75%, 5/29/2031	MXN	30,000,000	1,641,904

United Mexican States

3.25%, 4/16/2030		240,000	246,360

4.50%, 1/31/2050		310,000	351,269

			3,892,582

Morocco — 0.4%

Kingdom of Morocco

1.50%, 11/27/2031 (e)	EUR	180,000	201,692

5.50%, 12/11/2042 (a)		320,000	406,200

			607,892

Nigeria — 0.3%

Federal Republic of Nigeria

7.14%, 2/23/2030 (a)		390,000	387,319

7.88%, 2/16/2032 (a)		200,000	201,687

			589,006

Oman — 0.3%

Sultanate of Oman Government Bond 5.38%, 3/8/2027 (a)		580,000	578,731

Panama — 0.3%

Republic of Panama 3.87%, 7/23/2060		400,000	457,500

Paraguay — 0.1%

Republic of Paraguay 5.00%, 4/15/2026 (a)		220,000	245,850

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
Foreign Government Securities — continued

Peru — 0.4%

Republic of Peru 6.95%, 8/12/2031 (a)	PEN	1,750,000	616,852

Portugal — 4.0%

Obrigacoes do Tesouro

2.88%, 10/15/2025 (a)	EUR	2,220,000	2,848,902

2.88%, 7/21/2026 (a)	EUR	1,035,000	1,347,973

1.95%, 6/15/2029 (a)	EUR	790,000	1,006,811

3.88%, 2/15/2030 (a)	EUR	500,000	743,732

Portuguese Republic 5.13%, 10/15/2024 (a)		740,000	847,618

			6,795,036

Qatar — 0.2%

State of Qatar 5.10%, 4/23/2048 (a)		245,000	325,238

Romania — 0.4%

Romania Government Bond

2.12%, 7/16/2031 (e)	EUR	193,000	220,719

2.00%, 1/28/2032 (e)	EUR	80,000	89,641

4.63%, 4/3/2049 (e)	EUR	256,000	355,384

			665,744

Russia — 0.8%

Russian Federation

7.75%, 9/16/2026	RUB	24,800,000	402,454

7.25%, 5/10/2034	RUB	24,590,000	391,249

5.88%, 9/16/2043 (a)		400,000	548,500

			1,342,203

Serbia — 0.2%

Republic of Serbia 1.50%, 6/26/2029 (e)	EUR	230,000	261,526

South Africa — 0.7%

Republic of South Africa

8.88%, 2/28/2035	ZAR	4,000,000	235,457

9.00%, 1/31/2040	ZAR	4,000,000	229,695

6.50%, 2/28/2041	ZAR	17,611,087	771,283

			1,236,435

South Korea — 0.2%

Korea Housing Finance Corp. 0.10%, 6/18/2024 (e)	EUR	371,000	414,079

Spain — 2.2%

Bonos and Obligaciones del Estado 1.45%, 4/30/2029 (a)	EUR	70,000	85,872

0.60%, 10/31/2029 (a)	EUR	2,575,000	2,937,288

1.85%, 7/30/2035 (a)	EUR	580,000	754,718

			3,777,878

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

Sri Lanka — 0.2%

Democratic Socialist Republic of Sri Lanka

6.35%, 6/28/2024 (e)	200,000	198,352

7.55%, 3/28/2030 (e)	200,000	187,763

		386,115

Turkey — 0.3%

Republic of Turkey

5.60%, 11/14/2024	330,000	328,350

5.75%, 5/11/2047	220,000	187,550

		515,900

Ukraine — 0.4%

Ukraine Government Bond

7.75%, 9/1/2026 (a)	370,000	405,150

7.38%, 9/25/2032 (a)	230,000	246,819

		651,969

Uruguay — 0.2%

Oriental Republic of Uruguay 5.10%, 6/18/2050	320,000	403,900

Total Foreign Government Securities (Cost $43,807,249)		44,319,254

Asset-Backed Securities — 9.0%

Cayman Islands — 0.7%

Apidos CLO XXX Series XXXA, Class A2, 3.42%, 10/18/2031 (e) (j)	250,000	247,450

Benefit Street Partners CLO XI Series 2017-11A, Class A2A, 3.58%, 4/15/2029 (e) (j)	250,000	250,000

BlueMountain CLO Ltd. Series 2014-2A, Class BR2, 3.57%, 10/20/2030 ‡ (e) (j)	350,000	348,565

Shackleton CLO Ltd. Series 2014-6RA, Class B, 3.57%, 7/17/2028(e)(j)	260,000	259,766

		1,105,781

United States — 8.3%

ACC Trust Series 2019-1, Class A, 3.75%, 5/20/2022 (e)	62,921	63,388

Accelerated Assets LLC Series 2018-1, Class C, 6.65%, 12/2/2033 ‡ (e)	210,965	222,948

American Credit Acceptance Receivables Trust

Series 2016-4, Class D, 4.11%, 4/12/2023 (e)	43,404	43,662

Series 2019-3, Class B, 2.59%, 8/14/2023 (e)	290,000	293,294

Series 2018-3, Class C, 3.75%, 10/15/2024 (e)	60,000	60,652

Series 2019-3, Class C, 2.76%, 9/12/2025 (e)	192,000	195,903

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	79

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Asset-Backed Securities — continued

United States — continued

Series 2019-3, Class D, 2.89%, 9/12/2025 (e)	97,000	98,513

Business Jet Securities LLC Series 2018-2, Class C, 6.66%, 6/15/2033 (e)	140,014	143,134

Chase Funding Trust Series 2003-6, Class 1A7, 5.02%, 11/25/2034 ‡ (f)	121,172	127,624

Conn’s Receivables Funding LLC

Series 2019-A, Class B, 4.36%, 10/16/2023 ‡ (e)	110,000	111,257

Series 2019-A, Class C, 5.29%, 10/16/2023 ‡ (e)	100,000	101,167

CPS Auto Receivables Trust

Series 2018-A, Class B, 2.77%, 4/18/2022 (e)	282,502	282,997

Series 2018-A, Class D, 3.66%, 12/15/2023 (e)	400,000	411,313

Credit Acceptance Auto Loan Trust

Series 2018-1A, Class C, 3.77%, 6/15/2027 (e)	250,000	256,814

Series 2018-3A, Class B, 3.89%, 10/15/2027 (e)	250,000	259,761

Credit-Based Asset Servicing & Securitization LLC Series 2004-CB5, Class M1, 2.54%, 1/25/2034 ‡ (j)	104,588	103,405

Drive Auto Receivables Trust

Series 2018-3, Class D, 4.30%, 9/16/2024	256,000	264,628

Series 2018-4, Class C, 3.66%, 11/15/2024	260,000	262,984

DT Auto Owner Trust

Series 2018-3A, Class C, 3.79%, 7/15/2024 (e)	260,000	266,005

Series 2019-1A, Class D, 3.87%, 11/15/2024 (e)	65,000	67,224

Series 2019-1A, Class E, 4.94%, 2/17/2026 (e)	100,000	104,010

Exeter Automobile Receivables Trust

Series 2015-3A, Class D, 6.55%, 10/17/2022 (e)	213,482	214,440

Series 2018-3A, Class C, 3.71%, 6/15/2023 (e)	99,000	100,647

Series 2017-3A, Class C, 3.68%, 7/17/2023 (e)	180,000	184,820

Series 2016-3A, Class D, 6.40%, 7/17/2023 (e)	350,000	365,979

Series 2018-2A, Class D, 4.04%, 3/15/2024 (e)	60,000	62,019

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

Series 2018-3A, Class D, 4.35%, 6/17/2024 (e)	210,000	219,053

Series 2019-1A, Class C, 3.82%, 12/16/2024 (e)	130,000	133,341

Series 2019-1A, Class D, 4.13%, 12/16/2024 (e)	240,000	248,489

Flagship Credit Auto Trust

Series 2018-3, Class A, 3.07%, 2/15/2023 (e)	130,375	131,250

Series 2017-4, Class D, 3.58%, 1/15/2024 (e)	280,000	289,646

Series 2017-2, Class E, 5.55%, 7/15/2024 (e)	380,000	399,647

Series 2018-3, Class C, 3.79%, 12/16/2024 (e)	170,000	176,930

FREED ABS Trust

Series 2018-1, Class A, 3.61%, 7/18/2024 (e)	29,665	29,846

Series 2018-1, Class B, 4.56%, 7/18/2024 ‡ (e)	100,000	102,185

GLS Auto Receivables Issuer Trust

Series 2019-2A, Class B, 3.32%, 3/15/2024 (e)	200,000	206,110

Series 2019-1A, Class C, 3.87%, 12/16/2024 (e)	155,000	160,871

Lendmark Funding Trust Series 2019-2A, Class C, 3.72%, 4/20/2028 ‡ (e)	580,000	597,586

Marlette Funding Trust

Series 2018-1A, Class B, 3.19%, 3/15/2028 ‡ (e)	48,246	48,348

Series 2018-1A, Class C, 3.69%, 3/15/2028 (e)	100,000	101,152

Series 2018-2A, Class B, 3.61%, 7/17/2028 ‡ (e)	335,000	336,970

Series 2018-2A, Class C, 4.37%, 7/17/2028 (e)	280,000	287,159

Series 2018-3A, Class A, 3.20%, 9/15/2028 (e)	14,750	14,786

MFA LLC

Series 2017-NPL1, Class A1, 3.35%, 11/25/2047 ‡ (e) (f)	193,979	194,699

Series 2018-NPL2, Class A1, 4.16%, 7/25/2048 ‡ (e) (f)	133,944	134,654

Morgan Stanley ABS Capital I, Inc. Trust Series 2004-NC8, Class B1, 4.25%, 9/25/2034 ‡ (j)	277,953	280,140

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Asset-Backed Securities — continued

United States — continued

OneMain Direct Auto Receivables Trust

Series 2018-1A, Class B, 3.71%, 4/14/2025 (e)	100,000	103,435

Series 2018-1A, Class D, 4.40%, 1/14/2028 (e)	160,000	166,936

OneMain Financial Issuance Trust Series 2018-1A, Class D, 4.08%, 3/14/2029 ‡ (e)	100,000	103,912

Oportun Funding VI LLC Series 2017-A, Class B, 3.97%, 6/8/2023 ‡ (e) (j)	293,000	293,525

PNMAC GMSR Issuer Trust

Series 2018-GT2, Class A, 4.28%, 8/25/2025 (e) (j)	210,000	210,665

Prestige Auto Receivables Trust Series 2018-1A, Class C, 3.75%, 10/15/2024(e)	440,000	455,873

Pretium Mortgage Credit Partners I LLC Series 2019-NPL2, Class A2, 5.93%, 12/25/2058 ‡ (e) (f)	250,000	255,836

Progress Residential Trust Series 2018-SFR3, Class E, 4.87%, 10/17/2035 ‡ (e)	262,000	272,707

Santander Drive Auto Receivables Trust Series 2018-4, Class D, 3.98%, 12/15/2025	350,000	362,568

Santander Revolving Auto Loan Trust

Series 2019-A, Class C, 3.00%, 1/26/2032 (e)	150,000	155,009

Series 2019-A, Class D, 3.45%, 1/26/2032 (e)	650,000	670,447

SoFi Consumer Loan Program Trust Series 2018-1, Class B, 3.65%, 2/25/2027 (e)	100,000	103,115

Structured Asset Investment Loan Trust

Series 2004-8, Class M3, 2.60%, 9/25/2034 ‡ (j)	73,856	72,760

Series 2005-HE3, Class M1, 2.35%, 9/25/2035 ‡ (j)	89,189	89,032

Tricolor Auto Securitization Trust

Series 2018-2A, Class A, 3.96%, 10/15/2021 (e)	47,778	47,857

Series 2018-2A, Class C, 5.75%, 5/16/2022 (e)	380,888	386,852

VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047 ‡ (e) (f)	29,715	29,770

VOLT LXXX LLC Series 2019-NPL6, Class A1B, 4.09%, 10/25/2049 ‡ (e) (f)	675,000	684,203

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

VOLT LXXXIII LLC Series 2019-NPL9, Class A1B, 4.09%, 11/26/2049 ‡ (e) (f)	580,000	586,939

Westlake Automobile Receivables Trust Series 2018-2A, Class E, 4.86%, 1/16/2024 (e)	310,000	324,807

		14,137,698

Total Asset-Backed Securities (Cost $14,905,740)		15,243,479

Collateralized Mortgage Obligations — 5.8%

United Kingdom — 0.3%

Brass NO 8 plc Series 8A, Class A1, 2.39%, 11/16/2066 (e) (j)	219,030	219,831

Lanark Master Issuer plc Series 2019-1A, Class 1A1, 2.45%, 12/22/2069 (e) (j)	164,000	164,488

Permanent Master Issuer plc Series 2018-1A, Class 1A1, 2.21%, 7/15/2058 (e) (j)	191,250	191,299

		575,618

United States — 5.5%

Alternative Loan Trust

Series 2004-25CB, Class A1, 6.00%, 12/25/2034	153,608	156,303

Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	95,409	97,989

Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	129,720	133,106

Series 2007-2CB, Class 1A6, 5.75%, 3/25/2037	169,948	144,018

Angel Oak Mortgage Trust Series 2019-5, Class A1, 2.59%, 10/25/2049 (e) (j)	617,384	620,438

Antler Mortgage Trust Series 2019-RTL1, Class A2, 4.95%, 8/25/2022 (e) (j)	600,000	620,129

Chase Mortgage Finance Trust Series 2007-A1, Class 1A5, 4.41%, 2/25/2037 (j)	35,555	36,147

CHL Mortgage Pass-Through Trust Series 2007-16, Class A1, 6.50%, 10/25/2037	65,313	53,352

CIM Trust Series 2019-INV3, Class A11, 2.61%, 8/25/2049 (e) (j)	269,496	269,602

COLT Mortgage Loan Trust Series 2019-4, Class A1, 2.58%, 11/25/2049 (e) (j)	168,641	170,790

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	81

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Collateralized Mortgage Obligations — continued

United States — continued

Deephaven Residential Mortgage Trust

Series 2019-4A, Class A1, 2.79%, 10/25/2059 (e) (j)	270,197	271,833

Series 2020-1, Class A1, 2.34%, 1/25/2060 (e) (j)	170,000	170,563

FHLMC Structured Agency Credit Risk Debt Notes Series 2018-HQA1, Class M2, 3.93%, 9/25/2030 (j)	60,000	60,570

FHLMC, REMIC

Series 2916, Class S, IF, IO, 5.59%, 1/15/2035 (j)	2,230,801	477,365

Series 4305, Class SK, IF, IO, 4.94%, 2/15/2044 (j)	850,581	190,258

Series 4689, Class SD, IF, IO, 4.49%, 6/15/2047 (j)	642,640	123,083

Series 4714, Class SA, IF, IO, 4.49%, 8/15/2047 (j)	494,818	109,805

Flagstar Mortgage Trust Series 2020-1INV, Class A11, 2.51%, 3/25/2050 (e) (j)	160,000	160,425

FNMA, Connecticut Avenue Securities

Series 2015-C03, Class 2M2, 6.63%, 7/25/2025 (j)	137,385	145,279

Series 2016-C06, Class 1M2, 5.88%, 4/25/2029 (j)	60,000	63,630

Series 2018-C05, Class 1M2, 3.98%, 1/25/2031 (j)	10,000	10,119

Series 2018-C06, Class 1M2, 3.63%, 3/25/2031 (j)	113,664	113,843

Series 2018-C06, Class 2M2, 3.73%, 3/25/2031 (j)	30,000	30,195

FNMA, REMIC

Series 2010-57, Class ID, IO, 4.00%, 6/25/2025	333,914	13,583

Series 2012-146, Class AI, IO, 3.00%, 1/25/2028	1,808,931	120,346

Series 2016-68, Class BI, IO, 3.00%, 10/25/2031	1,060,555	95,307

Series 2012-93, Class SE, IF, IO, 4.47%, 9/25/2042 (j)	149,491	32,978

Series 2012-124, Class UI, IO, 4.00%, 11/25/2042	204,590	27,021

Series 2012-133, Class NS, IF, IO, 4.52%, 12/25/2042 (j)	278,462	64,345

Series 2015-40, Class LS, IF, IO, 4.54%, 6/25/2045 (j)	461,228	99,212

Series 2016-75, Class SC, IF, IO, 4.47%, 10/25/2046 (j)	916,629	192,867

Series 2017-31, Class SG, IF, IO, 4.47%, 5/25/2047 (j)	1,604,389	322,222

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

Series 2017-39, Class ST, IF, IO, 4.47%, 5/25/2047 (j)	432,990	92,315

Series 2017-69, Class SH, IF, IO, 4.57%, 9/25/2047 (j)	712,963	158,481

Series 2019-42, Class SK, IF, IO, 4.42%, 8/25/2049 (j)	1,271,260	243,043

FNMA, STRIPS Series 409, Class 27, IO, 4.00%, 4/25/2027 (j)	264,387	22,145

GCAT Trust Series 2020-NQM1, Class A1, 2.25%, 1/25/2060 (e) (f)	530,000	529,991

GNMA

Series 2017-107, Class KS, IF, IO, 4.55%, 7/20/2047 (j)	519,722	94,828

Series 2019-42, Class SJ, IF, IO, 4.40%, 4/20/2049 (j)	1,374,178	195,714

Series 2015-H13, Class GI, IO, 1.62%, 4/20/2065 (j)	252,167	10,539

Series 2017-H14, Class FG, 3.49%, 6/20/2067 (j)	381,343	389,181

Homeward Opportunities Fund I Trust

Series 2018-1, Class A1, 3.77%, 6/25/2048 (e) (j)	56,820	57,529

Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (e) (j)	150,000	153,617

Merrill Lynch Mortgage Investors Trust Series 2004-C, Class A1, 2.19%, 7/25/2029 (j)	81,570	79,736

OBX Trust

Series 2019-EXP1, Class 2A1B, 2.58%, 1/25/2059 (e) (j)	206,000	202,741

Series 2019-EXP3, Class 2A1B, 2.53%, 10/25/2059 (e) (j)	130,000	130,861

PRPM LLC Series 2019-1A, Class A1, 4.50%, 1/25/2024 (e) (f)	490,343	496,397

Starwood Mortgage Residential Trust Series 2020-1, Class A1, 2.27%, 2/25/2050 (e) (j)	250,000	251,853

Structured Adjustable Rate Mortgage Loan Trust Series 2004-8, Class 3A, 3.95%, 7/25/2034 (j)	20,425	20,742

Toorak Mortgage Corp. Ltd. Series 2018-1, Class A1, 4.34%, 8/25/2021 (e) (f)	240,000	242,553

Verus Securitization Trust

Series 2018-2, Class A1, 3.68%, 6/1/2058 (e) (j)	127,783	129,079

Series 2019-1, Class A1, 3.84%, 2/25/2059 (e) (j)	205,304	208,377

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Collateralized Mortgage Obligations — continued

United States — continued

Series 2019-INV3, Class A1, 2.69%, 11/25/2059 (e) (j)	381,863	384,650

		9,291,095

Total Collateralized Mortgage Obligations (Cost $9,554,635)		9,866,713

Commercial Mortgage-Backed Securities — 4.9%

United States — 4.9%

BAMLL Re-REMIC Trust Series 2014-FRR4, Class BK29, PO, 4/27/2023 (e)	400,000	327,390

Banc of America Commercial Mortgage Trust Series 2007-5, Class AJ, 5.82%, 2/10/2051 (j)	340,307	367,689

BANK Series 2020-BN25, Class XA, IO, 0.89%, 1/15/2063 (j)	4,600,000	347,305

BX Commercial Mortgage Trust

Series 2018-IND, Class E, 3.36%, 11/15/2035 ‡ (e) (j)	259,000	259,325

Series 2018-BIOA, Class D, 2.98%, 3/15/2037 ‡ (e) (j)	485,000	484,692

BXMT Ltd. Series 2017-FL1, Class D, 4.36%, 6/15/2035 ‡ (e) (j)	210,000	209,999

Citigroup Commercial Mortgage Trust Series 2015-P1, Class D, 3.23%, 9/15/2048 ‡ (e)	205,000	198,074

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K033, Class X1, IO, 0.30%, 7/25/2023 (j)	3,919,788	37,866

Series K078, Class X3, IO, 2.21%, 10/25/2028 (j)	1,820,000	288,020

Series K153, Class X3, IO, 3.77%, 4/25/2035 (j)	340,000	117,176

Series K036, Class X3, IO, 2.11%, 12/25/2041 (j)	2,640,000	195,072

Series K720, Class X3, IO, 1.33%, 8/25/2042 (j)	6,800,000	190,622

Series K041, Class X3, IO, 1.64%, 11/25/2042 (j)	3,470,000	249,483

Series K042, Class X3, IO, 1.60%, 1/25/2043 (j)	1,720,000	117,210

Series K718, Class X3, IO, 1.44%, 2/25/2043 (j)	10,025,000	245,955

Series K045, Class X3, IO, 1.50%, 4/25/2043 (j)	1,915,000	128,933

Series K054, Class X3, IO, 1.60%, 4/25/2043 (j)	1,365,000	115,522

Series K050, Class X3, IO, 1.55%, 10/25/2043 (j)	1,010,000	77,511

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

Series K051, Class X3, IO, 1.61%, 10/25/2043 (j)	1,395,000	111,916

Series K052, Class X3, IO, 1.61%, 1/25/2044 (j)	750,000	62,647

Series K726, Class X3, IO, 2.13%, 7/25/2044 (j)	2,890,000	229,321

Series K067, Class X3, IO, 2.11%, 9/25/2044 (j)	1,385,000	192,644

Series K072, Class X3, IO, 2.14%, 12/25/2045 (j)	400,000	58,533

Series K089, Class X3, IO, 2.30%, 1/25/2046 (j)	850,000	149,716

Series K088, Class X3, IO, 2.35%, 2/25/2047 (j)	980,000	175,295

FREMF Series 2018-KF46, Class B, 3.61%, 3/25/2028 (e) (j)	538,820	535,124

FREMF Mortgage Trust

Series 2017-KF31, Class B, 4.56%, 4/25/2024 (e) (j)	46,257	46,751

Series 2017-KF36, Class B, 4.31%, 8/25/2024 (e) (j)	64,639	65,431

Series 2017-KF38, Class B, 4.16%, 9/25/2024 (e) (j)	47,303	47,510

Series 2018-KF47, Class B, 3.66%, 5/25/2025 (e) (j)	42,330	42,099

Series 2018-KF49, Class B, 3.56%, 6/25/2025 (e) (j)	482,166	478,109

Series 2017-K728, Class B, 3.65%, 11/25/2050 (e) (j)	190,000	200,140

Series 2017-K728, Class C, 3.65%, 11/25/2050 (e) (j)	105,000	109,201

Series 2019-K102, Class C, 3.65%, 12/25/2051 (e) (j)	260,000	269,678

GNMA Series 2017-23, IO, 0.72%, 5/16/2059 (j)	638,610	35,661

GS Mortgage Securities Trust Series 2012-GCJ9, Class D, 4.74%, 11/10/2045 ‡ (e) (j)	320,000	331,842

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.05%, 7/15/2044 (j)	19,749	19,756

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 (j)	236,445	143,640

Morgan Stanley Capital I Trust Series 2005-HQ7, Class E, 5.38%, 11/14/2042 ‡ (j)	56,591	57,016

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	83

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Commercial Mortgage-Backed Securities — continued

United States — continued

Velocity Commercial Capital Loan Trust

Series 2018-2, Class A, 4.05%, 10/26/2048 (e) (j)	231,575	238,628

Series 2019-1, Class A, 3.76%, 3/25/2049 (e) (j)	529,466	546,947

Series 2019-1, Class M1, 3.94%, 3/25/2049 ‡ (e) (j)	227,351	236,023

Total Commercial Mortgage-Backed Securities (Cost $8,120,694)		8,341,472

Supranational — 0.1%

African Export-Import Bank (The) 5.25%, 10/11/2023 (a) (Cost $213,027)	200,000	216,812

U.S. Treasury Obligations — 0.0% (h)

U.S. Treasury Bonds 3.00%, 2/15/2048(Cost $50,015)	50,000	64,871

	NO. OF WARRANTS
Warrants — 0.0% (h)

Canada — 0.0% (h)

Ultra Petroleum Corp. expiring 7/14/2025, price 1.00 USD* (Cost $—)	2,450	86

	SHARES
Short-Term Investments — 1.7%

Investment Companies — 1.7%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.44% (k) (l) (Cost $2,920,684)	2,920,684	2,920,684

Total Investments — 96.1% (Cost $161,038,111)		163,369,551
Other Assets Less Liabilities — 3.9%		6,559,288

NET ASSETS — 100.0%		169,928,839

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-backed securities
CLO	Collateralized Loan Obligations
DKK	Danish Krone
DOP	Dominican Republic Peso
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound

GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IDR	Indonesian Rupiah
IF

   Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of February 29, 2020. The rate may be subject to a cap and floor.

IO

   Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
MYR	Malaysian Ringgit
OYJ	Public Limited Company
PEN	Peruvian Nuevo Sol
PO

   Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
RUB	Russian Ruble
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
STRIPS

   Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

USD	United States Dollar
ZAR	South African Rand
(a)

   Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2020.
(c)

   Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 29, 2020.

(d)	Security is an interest bearing note with preferred security characteristics.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

(f)

   Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 29, 2020.

(g)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(h)	Amount rounds to less than 0.1% of net assets.
(i)	Defaulted security.

(j)

   Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2020.

(k)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(l)	The rate shown is the current yield as of February 29, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of February 29, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Australia 10 Year Bond	56	03/2020	AUD	5,461,098	142,419

Euro-BTP	24	03/2020	EUR	3,861,882	9,904

Canada 10 Year Bond	157	06/2020	CAD	16,671,417	204,655

U.S. Treasury 2 Year Note	5	06/2020	USD	1,091,680	6,435

U.S. Treasury 5 Year Note	44	06/2020	USD	5,400,656	61,783

U.S. Treasury 10 Year Note	7	06/2020	USD	943,031	14,578

U.S. Treasury 10 Year Ultra Note	62	06/2020	USD	9,315,500	127,278

U.S. Treasury Ultra Bond	2	06/2020	USD	415,750	12,230

					579,282

Short Contracts

Euro-Bund	(66)	03/2020	EUR	(12,929,860)	(325,260)

Long Gilt	(27)	06/2020	GBP	(4,687,284)	(21,820)

U.S. Treasury 2 Year Note	(18)	06/2020	USD	(3,930,047)	(23,099)

U.S. Treasury 5 Year Note	(46)	06/2020	USD	(5,646,141)	(64,065)

U.S. Treasury 10 Year Note	(12)	06/2020	USD	(1,616,625)	(25,058)

U.S. Treasury 10 Year Ultra Note	(16)	06/2020	USD	(2,404,000)	(44,785)

U.S. Treasury Long Bond	(5)	06/2020	USD	(852,031)	(21,925)

U.S. Treasury Ultra Bond	(2)	06/2020	USD	(415,750)	(12,216)

					(538,228)

					41,054

Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	85

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

Forward foreign currency exchange contracts outstanding as of February 29, 2020:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	21,160,654	USD	23,223,596	HSBC Bank, NA	3/4/2020	138,220
EUR	285,677	USD	313,292	TD Bank Financial Group	3/4/2020	2,102
USD	23,017,308	EUR	20,831,161	Merrill Lynch International	3/4/2020	19,260
USD	395,245	GBP	301,253	Barclays Bank plc	3/4/2020	8,982
EUR	1,657,284	USD	1,814,690	Citibank, NA	3/24/2020	17,342
EUR	788,221	USD	868,220	HSBC Bank, NA	3/24/2020	3,112
EUR	1,010,670	USD	1,099,710	State Street Corp.	3/24/2020	17,526
EUR	274,413	USD	300,743	TD Bank Financial Group	3/24/2020	2,604
JPY	1,410,145,469	USD	12,886,662	Goldman Sachs International	3/24/2020	202,810
MYR	3,086,108	USD	728,431	BNP Paribas **	3/24/2020	3,335
USD	3,346,076	AUD	4,979,844	BNP Paribas	3/24/2020	100,249
USD	857,020	AUD	1,281,699	Goldman Sachs International	3/24/2020	21,617
USD	848,643	BRL	3,770,268	Goldman Sachs International **	3/24/2020	6,688
USD	3,342,828	CAD	4,428,315	Citibank, NA	3/24/2020	43,561
USD	861,165	CAD	1,139,935	HSBC Bank, NA	3/24/2020	11,869
USD	856,080	CAD	1,140,547	TD Bank Financial Group	3/24/2020	6,328
USD	846,156	COP	2,907,837,150	Citibank, NA **	3/24/2020	20,694
USD	834,994	COP	2,940,138,601	Goldman Sachs International **	3/24/2020	362
USD	22,768	GBP	17,674	BNP Paribas	3/24/2020	93
USD	12,205	GBP	9,366	State Street Corp.	3/24/2020	189
USD	1,518,377	IDR	20,876,620,010	Citibank, NA **	3/24/2020	80,479
USD	871,473	MXN	16,961,000	BNP Paribas	3/24/2020	12,686
USD	845,853	MXN	16,225,783	Citibank, NA	3/24/2020	24,293
USD	1,750,291	MXN	33,640,893	Merrill Lynch International	3/24/2020	46,952
USD	4,191,748	NZD	6,526,767	Goldman Sachs International	3/24/2020	111,270
USD	789,978	PEN	2,674,392	Goldman Sachs International **	3/24/2020	16,138
USD	865,613	PHP	43,961,907	Goldman Sachs International **	3/24/2020	6,264
USD	372,912	RUB	24,267,000	Citibank, NA **	3/24/2020	11,768
USD	1,275,941	RUB	84,244,000	Goldman Sachs International **	3/24/2020	22,212
USD	1,103,076	THB	34,478,859	Goldman Sachs International	3/24/2020	9,980
USD	2,013,800	ZAR	30,067,580	Barclays Bank plc	3/24/2020	92,699
EUR	453,911	USD	493,840	Merrill Lynch International	4/3/2020	8,251
USD	388,112	GBP	301,253	BNP Paribas	4/3/2020	1,511

Total unrealized appreciation						1,071,446

EUR	165,695	USD	183,170	State Street Corp.	3/4/2020	(239)
GBP	301,253	USD	387,790	BNP Paribas	3/4/2020	(1,527)
USD	854,066	EUR	780,866	State Street Corp.	3/4/2020	(8,026)
AUD	1,065,124	USD	703,325	Goldman Sachs International	3/24/2020	(9,084)
BRL	11,193,134	USD	2,593,594	Citibank, NA**	3/24/2020	(90,843)
CAD	2,155,851	USD	1,618,000	HSBC Bank, NA	3/24/2020	(11,807)
COP	8,734,389,169	USD	2,588,228	Citibank, NA **	3/24/2020	(108,753)
CZK	19,401,460	USD	846,357	BNP Paribas	3/24/2020	(4,680)
EUR	777,077	CZK	19,822,377	State Street Corp.	3/24/2020	(924)
EUR	777,077	PLN	3,374,429	BNP Paribas	3/24/2020	(1,426)
GBP	27,040	USD	35,019	Merrill Lynch International	3/24/2020	(329)
INR	121,302,865	USD	1,692,779	Merrill Lynch International **	3/24/2020	(20,699)
KRW	3,059,508,899	USD	2,586,885	Goldman Sachs International **	3/24/2020	(39,412)
MXN	16,334,725	USD	873,954	Goldman Sachs International	3/24/2020	(46,878)
NZD	3,858,606	USD	2,499,296	HSBC Bank, NA	3/24/2020	(86,929)
PHP	43,961,907	USD	869,448	Goldman Sachs International **	3/24/2020	(10,099)
PLN	3,250,750	USD	829,376	HSBC Bank, NA	3/24/2020	(473)
RUB	53,942,498	USD	845,061	Goldman Sachs International **	3/24/2020	(42,282)
THB	34,478,859	USD	1,104,525	Goldman Sachs International	3/24/2020	(11,429)

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	817,465	BRL	3,664,040	Citibank, NA **	3/24/2020	(769)
USD	1,714,584	CNY	12,067,753	HSBC Bank, NA **	3/24/2020	(14,407)
USD	77,779	DKK	534,654	Goldman Sachs International	3/24/2020	(1,319)
USD	11,479	EUR	10,427	BNP Paribas	3/24/2020	(48)
USD	860,907	EUR	795,680	Citibank, NA	3/24/2020	(18,671)
USD	18,902,405	EUR	17,389,085	Goldman Sachs International	3/24/2020	(320,223)
USD	6,897,279	EUR	6,344,722	HSBC Bank, NA	3/24/2020	(116,444)
USD	362,030	EUR	331,319	Merrill Lynch International	3/24/2020	(4,225)
USD	210,131	EUR	194,000	Royal Bank of Canada	3/24/2020	(4,324)
USD	849,842	KRW	1,036,254,433	Goldman Sachs International **	3/24/2020	(12,986)
USD	849,312	MYR	3,592,589	BNP Paribas **	3/24/2020	(2,549)
USD	1,713,703	TWD	52,115,409	Goldman Sachs International **	3/24/2020	(19,819)
USD	23,266,658	EUR	21,160,654	HSBC Bank, NA	4/3/2020	(140,074)

Total unrealized depreciation						(1,151,697)

Net unrealized depreciation						(80,251)

Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	China Yuan
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Republic Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peru Nuevo Sol
PHP	Philippines Peso
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand
**	Non-deliverable forward

Over-the-Counter (“OTC”) Credit default swap contracts outstanding — buy protection(a) as of February 29, 2020:
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)		UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)

Republic of Indonesia, 5.88%, 3/13/2020	1.00	Quarterly	Citibank, NA	6/20/2024	0.89	USD	1,920,000	(10,812)	(1,653)	(12,465)

United Mexican States, 4.15%, 3/28/2027	1.00	Quarterly	Citibank, NA	6/20/2024	0.99	USD	1,920,000	13,854	(18,783)	(4,929)

								3,042	(20,436)	(17,394)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	87

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

Centrally Cleared Credit default swap contracts outstanding — buy protection(a) as of February 29, 2020:
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)		UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)

CDX.NA.HY.33-V1	5.00	Quarterly	12/20/2024	3.77	USD	3,800,000	(261,668)	30,196	(231,472)

CDX.NA.HY.33-V2	5.00	Quarterly	12/20/2024	3.77		USD 3,850,000	(267,224)	32,706	(234,518)

iTraxx.Europe.Crossover.31-V2	5.00	Quarterly	6/20/2024	3.11		EUR 2,183,000	(223,387)	21,929	(201,458)

iTraxx.Europe.Crossover.31-V2	5.00	Quarterly	6/20/2024	3.11		EUR 1,900,000	(184,005)	8,663	(175,342)

iTraxx.Europe.Crossover.32-V1	5.00	Quarterly	12/20/2024	3.03		EUR 1,172,000	(136,493)	11,878	(124,615)

iTraxx.Europe.Crossover.32-V1	5.00	Quarterly	12/20/2024	3.03		EUR 1,198,000	(140,097)	12,717	(127,380)

							(1,212,874)	118,089	(1,094,785)

(a)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(b)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Centrally Cleared Interest rate swap contracts outstanding as of February 29, 2020:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

6 month LIBOR semi-annually	0.91 semi-annually	Pay	1/14/2030	GBP	6,800,000	—	229,872

						—	229,872

6 month LIBOR semi-annually	1.04 semi-annually	Receive	1/14/2050		GBP 2,450,000	—	(279,359)

						—	(279,359)

						—	(49,487)

Abbreviations

CDX	Credit Default Swap Index
EUR	Euro
GBP	British Pound
LIBOR	London Interbank Offered Rate
USD	United States Dollar

(a)	Value of floating rate index at February 29, 2020 was 0.69%.

Summary of total swap contracts outstanding as of February 29, 2020
	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Liabilities

OTC Credit default swap contracts outstanding — buy protection	3,042	(17,394)

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

JPMorgan High Yield Research Enhanced ETF

(formerly known as JPMorgan Disciplined High Yield ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — 98.2%

Aerospace & Defense — 3.3%

Arconic, Inc.

5.40%, 4/15/2021	385,000	389,214

5.13%, 10/1/2024	452,000	484,996

5.90%, 2/1/2027	340,000	387,600

6.75%, 1/15/2028	70,000	82,250

5.95%, 2/1/2037	480,000	532,689

Bombardier, Inc. (Canada)

6.13%, 1/15/2023 (a)	275,000	275,605

7.50%, 3/15/2025 (a)	54,000	53,325

7.88%, 4/15/2027 (a)	326,000	323,555

7.45%, 5/1/2034 (a)	100,000	99,000

BWX Technologies, Inc. 5.38%, 7/15/2026 (a)	156,000	163,302

TransDigm, Inc.

6.25%, 3/15/2026 (a)	2,387,000	2,527,241

5.50%, 11/15/2027 (a)	160,000	159,808

Triumph Group, Inc. 6.25%, 9/15/2024 (a)	91,000	94,526

		5,573,111

Air Freight & Logistics — 0.1%

XPO Logistics, Inc. 6.50%, 6/15/2022 (a)	219,000	218,869

Airlines — 0.1%

American Airlines Group, Inc. 5.00%, 6/1/2022 (a)	54,000	54,135

United Airlines Holdings, Inc.

4.25%, 10/1/2022	71,000	71,000

4.88%, 1/15/2025	42,000	42,210

		167,345

Auto Components — 2.7%

Adient US LLC 7.00%, 5/15/2026 (a)	224,000	233,240

Allison Transmission, Inc.

5.00%, 10/1/2024 (a)	288,000	291,229

5.88%, 6/1/2029 (a)	239,000	259,016

American Axle & Manufacturing, Inc.

6.25%, 4/1/2025	812,000	786,178

6.50%, 4/1/2027	335,000	321,433

Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026 (a)	114,000	101,859

Dana, Inc.

5.50%, 12/15/2024	343,000	346,560

5.38%, 11/15/2027	84,000	84,840

Delphi Technologies plc 5.00%, 10/1/2025 (a)	454,000	497,130

Goodyear Tire & Rubber Co. (The)

5.13%, 11/15/2023 (b)	53,000	52,587

5.00%, 5/31/2026	50,000	49,190

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Auto Components — continued

4.88%, 3/15/2027	150,000	145,125

Icahn Enterprises LP 4.75%, 9/15/2024 (a)	75,000	76,500

6.38%, 12/15/2025	28,000	28,910

6.25%, 5/15/2026	458,000	469,500

5.25%, 5/15/2027 (a)	126,000	126,630

JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (a)	99,000	104,500

Panther BF Aggregator 2 LP

6.25%, 5/15/2026 (a)	379,000	389,309

8.50%, 5/15/2027 (a)	110,000	111,925

Tenneco, Inc. 5.00%, 7/15/2026	160,000	137,600

		4,613,261

Banks — 0.1%

CIT Group, Inc. 6.13%, 3/9/2028	76,000	91,200

Beverages — 0.0% (c)

Cott Holdings, Inc. (Canada) 5.50%, 4/1/2025 (a)	26,000	26,607

Building Products — 1.4%

Advanced Drainage Systems, Inc. 5.00%, 9/30/2027 (a)	110,000	113,713

American Woodmark Corp. 4.88%, 3/15/2026 (a)	35,000	35,413

Griffon Corp. 5.75%, 3/1/2028 (a)	210,000	211,575

JELD-WEN, Inc. 4.88%, 12/15/2027 (a)	175,000	181,003

Masonite International Corp. 5.38%, 2/1/2028 (a)	37,000	38,850

PGT Innovations, Inc. 6.75%, 8/1/2026 (a)	124,000	133,920

Standard Industries, Inc.

6.00%, 10/15/2025 (a)	636,000	664,620

5.00%, 2/15/2027 (a)	180,000	184,789

4.75%, 1/15/2028 (a)	783,000	805,789

Summit Materials LLC

6.13%, 7/15/2023	74,000	74,370

6.50%, 3/15/2027 (a)	18,000	19,170

		2,463,212

Capital Markets — 1.0%

LPL Holdings, Inc.

5.75%, 9/15/2025 (a)	431,000	447,163

4.63%, 11/15/2027 (a)	201,000	203,512

MSCI, Inc.

5.75%, 8/15/2025 (a)	416,000	430,560

5.38%, 5/15/2027 (a)	277,000	296,390

4.00%, 11/15/2029 (a)	322,000	333,689

		1,711,314

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	89

JPMorgan High Yield Research Enhanced ETF

(formerly known as JPMorgan Disciplined High Yield ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Chemicals — 3.1%

Ashland LLC 4.75%, 8/15/2022 (d)	11,000	11,440

Blue Cube Spinco LLC 9.75%, 10/15/2023	118,000	124,232

CF Industries, Inc.

3.45%, 6/1/2023	100,000	101,252

4.95%, 6/1/2043	38,000	40,310

5.38%, 3/15/2044	310,000	347,575

Chemours Co. (The)

6.63%, 5/15/2023	656,000	631,944

7.00%, 5/15/2025 (b)	588,000	548,310

CVR Partners LP 9.25%, 6/15/2023 (a)	317,000	323,340

Element Solutions, Inc. 5.88%, 12/1/2025 (a)	91,000	91,457

Gates Global LLC 6.25%, 1/15/2026 (a)	35,000	35,175

GCP Applied Technologies, Inc. 5.50%, 4/15/2026 (a)	85,000	88,400

Hexion, Inc. 7.88%, 7/15/2027 (a)	442,000	438,685

Ingevity Corp. 4.50%, 2/1/2026 (a)	41,000	40,357

OCI NV (Netherlands) 6.63%, 4/15/2023 (a)	271,000	280,756

Olin Corp.

5.13%, 9/15/2027	68,000	68,523

5.63%, 8/1/2029	257,000	259,262

PolyOne Corp. 5.25%, 3/15/2023	80,000	85,200

Rain CII Carbon LLC 7.25%, 4/1/2025 (a)	395,000	379,200

Scotts Miracle-Gro Co. (The) 4.50%, 10/15/2029 (a)	165,000	170,775

Starfruit Finco BV (Netherlands) 8.00%, 10/1/2026 (a) (b)	419,000	415,732

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	491,000	455,402

Tronox, Inc. 6.50%, 4/15/2026 (a) (b)	68,000	65,277

Valvoline, Inc. 4.38%, 8/15/2025	160,000	164,800

Venator Finance SARL 5.75%, 7/15/2025 (a)	101,000	90,395

WR Grace & Co.-Conn. 5.13%, 10/1/2021 (a)	58,000	59,522

		5,317,321

Commercial Services & Supplies — 2.8%

ACCO Brands Corp. 5.25%, 12/15/2024 (a)	142,000	145,965

ADT Security Corp. (The)

3.50%, 7/15/2022	542,000	540,808

4.13%, 6/15/2023	225,000	229,359

4.88%, 7/15/2032 (a)	227,000	214,560

Allied Universal Holdco LLC

6.63%, 7/15/2026 (a)	150,000	157,313

9.75%, 7/15/2027 (a)	578,000	617,015

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Commercial Services & Supplies — continued

Aramark Services, Inc. 5.00%, 2/1/2028 (a)	571,000	595,981

Brink’s Co. (The) 4.63%, 10/15/2027 (a)	193,000	197,825

Clean Harbors, Inc. 4.88%, 7/15/2027 (a)	172,000	179,688

Covanta Holding Corp.

5.88%, 7/1/2025	61,000	62,525

6.00%, 1/1/2027	58,000	59,740

GFL Environmental, Inc. (Canada) 8.50%, 5/1/2027 (a)	130,000	141,050

GW B-CR Security Corp. (Canada) 9.50%, 11/1/2027 (a)	325,000	344,500

KAR Auction Services, Inc. 5.13%, 6/1/2025 (a)	51,000	52,397

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (a)	15,000	14,813

Nielsen Finance LLC 5.00%, 4/15/2022 (a)	151,000	150,245

Prime Security Services Borrower LLC

5.25%, 4/15/2024 (a)	241,000	249,435

5.75%, 4/15/2026 (a)	755,000	785,200

		4,738,419

Communications Equipment — 1.3%

CommScope Technologies LLC

6.00%, 6/15/2025 (a)	789,000	741,660

5.00%, 3/15/2027 (a)	240,000	217,176

CommScope, Inc.

5.50%, 3/1/2024 (a)	500,000	507,240

6.00%, 3/1/2026 (a)	611,000	627,149

Plantronics, Inc. 5.50%, 5/31/2023 (a)	187,000	170,174

ViaSat, Inc. 5.63%, 4/15/2027 (a)	18,000	18,236

		2,281,635

Construction & Engineering — 0.5%

AECOM

5.88%, 10/15/2024	277,000	304,008

5.13%, 3/15/2027	305,000	315,147

MasTec, Inc.

4.88%, 3/15/2023	156,000	156,780

		775,935

Construction Materials — 0.0% (c)

US Concrete, Inc. 6.38%, 6/1/2024	28,000	28,493

Consumer Finance — 2.4%

Ally Financial, Inc. 5.75%, 11/20/2025	528,000	595,927

Credit Acceptance Corp. 6.63%, 3/15/2026 (a)	74,000	77,702

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Consumer Finance — continued

Curo Group Holdings Corp. 8.25%, 9/1/2025 (a)	694,000	588,179

Global Aircraft Leasing Co. Ltd. (Cayman Islands) 6.50% (cash), 9/15/2024 (a) (e)	175,000	171,828

Springleaf Finance Corp.

6.13%, 5/15/2022	662,000	697,827

6.13%, 3/15/2024	859,000	905,249

7.13%, 3/15/2026	1,023,000	1,135,530

		4,172,242

Containers & Packaging — 2.1%

Ardagh Packaging Finance plc

6.00%, 2/15/2025 (a)	900,000	938,250

5.25%, 8/15/2027 (a)	472,000	479,693

Ball Corp.

4.00%, 11/15/2023	72,000	73,984

5.25%, 7/1/2025	88,000	97,313

4.88%, 3/15/2026	82,000	90,200

Berry Global, Inc. 4.88%, 7/15/2026 (a)	113,000	114,944

Graphic Packaging International LLC

4.88%, 11/15/2022	56,000	58,380

4.75%, 7/15/2027 (a)	44,000	47,960

Greif, Inc. 6.50%, 3/1/2027 (a)	159,000	171,020

LABL Escrow Issuer LLC

6.75%, 7/15/2026 (a)	436,000	456,797

10.50%, 7/15/2027 (a)	35,000	36,063

Mauser Packaging Solutions Holding Co.

5.50%, 4/15/2024 (a)	128,000	126,723

7.25%, 4/15/2025 (a)	428,000	414,813

Sealed Air Corp. 6.88%, 7/15/2033 (a)	165,000	196,350

Trivium Packaging Finance BV (Netherlands) 5.50%, 8/15/2026 (a) (d)	210,000	217,613

		3,520,103

Distributors — 0.7%

American Builders & Contractors Supply Co., Inc. 4.00%, 1/15/2028 (a)	471,000	459,814

Core & Main LP 6.13%, 8/15/2025 (a)	50,000	50,630

Performance Food Group, Inc. 5.50%, 10/15/2027 (a)	50,000	52,688

Wolverine Escrow LLC

8.50%, 11/15/2024 (a)	200,000	195,040

9.00%, 11/15/2026 (a)	475,000	473,812

		1,231,984

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Diversified Consumer Services — 0.2%

Service Corp. International

5.38%, 5/15/2024	70,000	71,312

4.63%, 12/15/2027	30,000	31,425

5.13%, 6/1/2029	155,000	167,594

		270,331

Diversified Financial Services — 0.4%

ACE Cash Express, Inc. 12.00%, 12/15/2022 (a)	158,000	127,585

CNG Holdings, Inc. 12.50%, 6/15/2024 (a)	255,000	240,975

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (a)	425,000	395,343

		763,903

Diversified Telecommunication Services — 6.9%

Altice France SA (France)

7.38%, 5/1/2026 (a)	894,000	937,538

5.50%, 1/15/2028 (a)	250,000	250,312

CCO Holdings LLC

5.75%, 2/15/2026 (a)	2,466,000	2,563,900

5.50%, 5/1/2026 (a)	61,000	63,294

5.13%, 5/1/2027 (a)	919,000	955,484

5.38%, 6/1/2029 (a)	527,000	561,097

4.75%, 3/1/2030 (a)	150,000	154,500

CenturyLink, Inc.

Series T, 5.80%, 3/15/2022	190,000	199,263

Series Y, 7.50%, 4/1/2024	76,000	85,183

Series U, 7.65%, 3/15/2042	34,000	36,720

Cincinnati Bell, Inc. 7.00%, 7/15/2024 (a)	236,000	248,095

Embarq Corp. 8.00%, 6/1/2036	200,000	213,000

Frontier Communications Corp.

8.50%, 4/1/2026 (a)	988,000	1,000,350

8.00%, 4/1/2027 (a)	186,000	192,975

Intelsat Jackson Holdings SA (Luxembourg)

8.00%, 2/15/2024 (a)	704,000	721,600

8.50%, 10/15/2024 (a)	268,000	234,500

Level 3 Financing, Inc. 4.63%, 9/15/2027 (a)	250,000	255,000

Sprint Capital Corp.

6.88%, 11/15/2028	692,000	824,130

8.75%, 3/15/2032	150,000	208,500

Telecom Italia Capital SA (Italy) 7.72%, 6/4/2038	800,000	1,036,000

Telecom Italia SpA (Italy) 5.30%, 5/30/2024 (a)	251,000	267,943

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	91

JPMorgan High Yield Research Enhanced ETF

(formerly known as JPMorgan Disciplined High Yield ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Diversified Telecommunication Services — continued

Telesat Canada (Canada) 4.88%, 6/1/2027 (a)	85,000	86,912

Virgin Media Secured Finance plc (United Kingdom)

5.50%, 8/15/2026 (a)	400,000	411,627

5.50%, 5/15/2029 (a)	350,000	359,205

		11,867,128

Electric Utilities — 1.2%

DPL, Inc. 4.35%, 4/15/2029 (a)	76,000	71,009

NextEra Energy Operating Partners LP 4.25%, 7/15/2024 (a)	35,000	35,648

4.50%, 9/15/2027 (a)	275,000	286,829

Terraform Global Operating LLC 6.13%, 3/1/2026 (a)	45,000	46,575

Vistra Operations Co. LLC

5.50%, 9/1/2026 (a)	743,000	751,623

5.63%, 2/15/2027 (a)	600,000	615,000

5.00%, 7/31/2027 (a)	310,000	313,146

		2,119,830

Electrical Equipment — 0.0% (c)

Sensata Technologies BV

4.88%, 10/15/2023 (a)	25,000	26,375

5.00%, 10/1/2025 (a)	28,000	29,473

		55,848

Electronic Equipment, Instruments & Components — 0.6%

Anixter, Inc. 5.13%, 10/1/2021	18,000	18,658

CDW LLC

5.50%, 12/1/2024	15,000	16,500

5.00%, 9/1/2025	71,000	73,151

MTS Systems Corp. 5.75%, 8/15/2027 (a)	126,000	128,205

Sensata Technologies, Inc. 4.38%, 2/15/2030 (a)	851,000	858,446

		1,094,960

Energy Equipment & Services — 1.1%

Archrock Partners LP

6.88%, 4/1/2027 (a)	386,000	392,048

6.25%, 4/1/2028 (a)	438,000	421,619

CSI Compressco LP 7.50%, 4/1/2025 (a)	58,000	56,985

Nabors Industries, Inc.

4.63%, 9/15/2021	15,000	14,925

5.75%, 2/1/2025	145,000	104,037

Precision Drilling Corp. (Canada)

5.25%, 11/15/2024	242,000	214,020

7.13%, 1/15/2026 (a)	176,000	162,448

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Energy Equipment & Services — continued

Transocean Guardian Ltd. 5.88%, 1/15/2024 (a)	88,511	87,635

Transocean Pontus Ltd. 6.13%, 8/1/2025 (a)	40,080	40,481

Transocean Proteus Ltd. 6.25%, 12/1/2024 (a)	26,600	26,866

Transocean, Inc. 7.50%, 1/15/2026 (a)	252,000	200,340

USA Compression Partners LP 6.88%, 9/1/2027	247,000	239,294

		1,960,698

Entertainment — 2.1%

AMC Entertainment Holdings, Inc. 5.75%, 6/15/2025 (b)	515,000	413,715

Live Nation Entertainment, Inc.

4.88%, 11/1/2024 (a)	532,000	542,640

4.75%, 10/15/2027 (a)	500,000	502,500

Netflix, Inc.

5.50%, 2/15/2022	49,000	51,374

5.88%, 2/15/2025	409,000	459,614

5.88%, 11/15/2028	1,500,000	1,686,450

		3,656,293

Equity Real Estate Investment Trusts (REITs) — 2.5%

Brookfield Property REIT, Inc. 5.75%, 5/15/2026 (a)	903,000	892,841

ESH Hospitality, Inc.

5.25%, 5/1/2025 (a)	320,000	321,866

4.63%, 10/1/2027 (a)	700,000	682,500

HAT Holdings I LLC 5.25%, 7/15/2024 (a)	50,000	52,250

Iron Mountain, Inc.

5.75%, 8/15/2024	179,000	180,343

4.88%, 9/15/2027 (a)	202,000	204,525

iStar, Inc. 4.75%, 10/1/2024	165,000	168,427

MGM Growth Properties Operating Partnership LP

5.63%, 5/1/2024	67,000	72,527

5.75%, 2/1/2027	96,000	105,120

Uniti Group LP

6.00%, 4/15/2023 (a)	147,000	143,692

8.25%, 10/15/2023	173,000	160,890

VICI Properties LP

4.25%, 12/1/2026 (a)	600,000	606,060

4.63%, 12/1/2029 (a)	600,000	619,500

		4,210,541

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Food & Staples Retailing — 0.9%

Albertsons Cos., Inc. 6.63%, 6/15/2024	552,000	567,180

4.63%, 1/15/2027 (a)	594,000	585,090

5.88%, 2/15/2028 (a)	139,000	144,463

Rite Aid Corp. 6.13%, 4/1/2023 (a)	317,000	290,451

Safeway, Inc. 7.25%, 2/1/2031	35,000	37,625

		1,624,809

Food Products — 3.2%

B&G Foods, Inc. 5.25%, 4/1/2025	32,000	31,600

5.25%, 9/15/2027	19,000	18,810

Darling Ingredients, Inc. 5.25%, 4/15/2027 (a)	109,000	114,450

Dole Food Co., Inc. 7.25%, 6/15/2025 (a)	101,000	98,980

JBS USA LUX SA 5.75%, 6/15/2025 (a)	1,006,000	1,032,407

6.50%, 4/15/2029 (a)	927,000	1,005,517

5.50%, 1/15/2030 (a)	290,000	306,040

Lamb Weston Holdings, Inc. 4.63%, 11/1/2024 (a)	146,000	151,961

4.88%, 11/1/2026 (a)	140,000	145,257

Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (a)	275,000	280,418

5.88%, 9/30/2027 (a)	350,000	362,705

Post Holdings, Inc. 5.00%, 8/15/2026 (a)	375,000	382,500

5.75%, 3/1/2027 (a)	541,000	562,989

5.50%, 12/15/2029 (a)	955,000	990,812

		5,484,446

Gas Utilities — 0.2%

AmeriGas Partners LP 5.50%, 5/20/2025	174,000	177,048

5.88%, 8/20/2026	149,000	154,591

		331,639

Health Care Equipment & Supplies — 0.2%

Hill-Rom Holdings, Inc. 4.38%, 9/15/2027 (a)	85,000	87,984

Hologic, Inc.

4.38%, 10/15/2025 (a)	166,000	169,063

4.63%, 2/1/2028 (a)	67,000	69,493

Ortho-Clinical Diagnostics, Inc. 6.63%, 5/15/2022 (a)	12,000	11,906

Teleflex, Inc. 4.63%, 11/15/2027	21,000	22,037

		360,483

Health Care Providers & Services — 6.8%

Acadia Healthcare Co., Inc. 5.63%, 2/15/2023	56,000	56,420

BCPE Cycle Merger Sub II, Inc. 10.63%, 7/15/2027 (a)	84,000	85,050

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Health Care Providers & Services — continued

Centene Corp.

5.25%, 4/1/2025 (a)	346,000	355,947

5.38%, 6/1/2026 (a)	1,380,000	1,452,450

5.38%, 8/15/2026 (a)	134,000	140,700

4.25%, 12/15/2027 (a)	907,000	933,122

4.63%, 12/15/2029 (a)	772,000	826,040

Community Health Systems, Inc.

6.25%, 3/31/2023	242,000	242,455

8.00%, 3/15/2026 (a)	620,000	640,274

DaVita, Inc.

5.13%, 7/15/2024	494,000	500,585

5.00%, 5/1/2025	92,000	93,357

Encompass Health Corp.

4.50%, 2/1/2028	359,000	363,057

4.75%, 2/1/2030	200,000	206,460

Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	300,000	158,791

HCA, Inc.

7.50%, 2/15/2022	516,000	570,283

5.38%, 2/1/2025	998,000	1,103,289

5.63%, 9/1/2028	1,222,000	1,384,991

5.88%, 2/1/2029	119,000	137,270

MEDNAX, Inc. 6.25%, 1/15/2027 (a)	60,000	57,597

Molina Healthcare, Inc. 4.88%, 6/15/2025 (a)	75,000	76,125

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (a) (e)	45,000	38,255

RegionalCare Hospital Partners Holdings, Inc. 9.75%, 12/1/2026 (a)	435,000	466,537

Team Health Holdings, Inc. 6.38%, 2/1/2025(a) (b)	39,000	21,450

Tenet Healthcare Corp.

8.13%, 4/1/2022	265,000	287,114

4.88%, 1/1/2026 (a)	511,000	520,581

6.25%, 2/1/2027 (a)	600,000	628,500

6.88%, 11/15/2031	243,000	252,720

		11,599,420

Health Care Technology — 0.3%

IQVIA, Inc.

5.00%, 10/15/2026 (a)	200,000	206,321

5.00%, 5/15/2027 (a)	241,000	249,134

		455,455

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	93

JPMorgan High Yield Research Enhanced ETF

(formerly known as JPMorgan Disciplined High Yield ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Hotels, Restaurants & Leisure — 7.1%

1011778 BC ULC (Canada)

4.25%, 5/15/2024 (a)	483,000	483,459

5.00%, 10/15/2025 (a)	1,440,000	1,446,595

3.88%, 1/15/2028 (a)	125,000	124,219

Boyd Gaming Corp.

6.38%, 4/1/2026	101,000	105,293

4.75%, 12/1/2027 (a)	275,000	272,167

Boyne USA, Inc. 7.25%, 5/1/2025 (a)	128,000	136,960

Caesars Resort Collection LLC 5.25%, 10/15/2025 (a)	97,000	95,256

Cedar Fair LP

5.38%, 4/15/2027	33,000	33,795

5.25%, 7/15/2029 (a)	132,000	132,000

Churchill Downs, Inc. 5.50%, 4/1/2027 (a)	35,000	36,531

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (a)	137,000	118,505

Diamond Resorts International, Inc. 7.75%, 9/1/2023 (a)	70,000	70,000

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (a)	71,000	71,710

Eldorado Resorts, Inc. 6.00%, 4/1/2025	106,000	110,770

Enterprise Development Authority (The) 12.00%, 7/15/2024 (a)	118,000	135,110

Gateway Casinos & Entertainment Ltd. (Canada) 8.25%, 3/1/2024 (a)	74,000	76,035

Hilton Domestic Operating Co., Inc.

5.13%, 5/1/2026	637,000	653,944

4.88%, 1/15/2030	375,000	388,594

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	87,000	93,090

Hilton Worldwide Finance LLC

4.63%, 4/1/2025	235,000	235,881

4.88%, 4/1/2027	168,000	171,780

International Game Technology plc

6.25%, 2/15/2022 (a)	335,000	344,213

6.50%, 2/15/2025 (a)	400,000	433,000

6.25%, 1/15/2027 (a)	213,000	225,145

IRB Holding Corp. 6.75%, 2/15/2026 (a)	135,000	133,988

KFC Holding Co.

5.00%, 6/1/2024 (a)	161,000	162,269

4.75%, 6/1/2027 (a)	68,000	69,530

Marriott Ownership Resorts, Inc.

6.50%, 9/15/2026	196,000	210,700

4.75%, 1/15/2028 (a)	100,000	100,000

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Hotels, Restaurants & Leisure — continued

MGM Resorts International

6.00%, 3/15/2023	143,000	153,904

5.50%, 4/15/2027	1,248,000	1,347,465

Penn National Gaming, Inc. 5.63%, 1/15/2027 (a)	25,000	25,875

Sabre GLBL, Inc. 5.38%, 4/15/2023 (a)	388,000	388,000

Scientific Games International, Inc. 5.00%, 10/15/2025 (a)	773,000	775,416

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (a)	57,000	56,259

5.50%, 4/15/2027 (a)	366,000	353,437

Stars Group Holdings BV (Canada) 7.00%, 7/15/2026 (a)	57,000	61,275

Station Casinos LLC

5.00%, 10/1/2025 (a)	157,000	157,785

4.50%, 2/15/2028 (a)	150,000	142,875

VOC Escrow Ltd. 5.00%, 2/15/2028 (a)	160,000	142,800

Wyndham Destinations, Inc.

4.25%, 3/1/2022	48,000	47,400

6.35%, 10/1/2025 (d)	55,000	60,225

5.75%, 4/1/2027 (d)	100,000	105,720

Wyndham Hotels & Resorts, Inc. 5.38%, 4/15/2026 (a)	28,000	29,025

Wynn Las Vegas LLC

5.50%, 3/1/2025 (a)	610,000	598,563

5.25%, 5/15/2027 (a)	330,000	317,625

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (a)	240,000	231,900

Yum! Brands, Inc.

4.75%, 1/15/2030 (a)	387,000	401,555

6.88%, 11/15/2037	34,000	40,120

		12,107,763

Household Durables — 1.4%

Lennar Corp.

4.13%, 1/15/2022	155,000	158,323

4.50%, 4/30/2024	127,000	134,884

4.75%, 11/29/2027	103,000	113,558

Meritage Homes Corp. 6.00%, 6/1/2025	25,000	28,104

Newell Brands, Inc.

4.20%, 4/1/2026 (d)	650,000	676,504

5.50%, 4/1/2046 (d)	300,000	335,575

PulteGroup, Inc.

5.50%, 3/1/2026	145,000	159,790

6.38%, 5/15/2033	175,000	214,438

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Household Durables — continued

Taylor Morrison Communities, Inc.

5.63%, 3/1/2024 (a)	45,000	48,600

5.88%, 6/15/2027 (a)	108,000	120,960

Tempur Sealy International, Inc. 5.50%, 6/15/2026	180,000	188,334

Toll Brothers Finance Corp.

5.88%, 2/15/2022	25,000	26,187

4.88%, 3/15/2027	122,000	133,095

3.80%, 11/1/2029	60,000	60,300

		2,398,652

Household Products — 0.7%

Central Garden & Pet Co. 5.13%, 2/1/2028	150,000	156,375

Energizer Holdings, Inc. 5.50%, 6/15/2025 (a)	559,000	567,273

Spectrum Brands, Inc.

5.75%, 7/15/2025	425,000	435,625

5.00%, 10/1/2029 (a)	88,000	90,872

		1,250,145

Independent Power and Renewable Electricity Producers — 1.0%

AES Corp.

4.88%, 5/15/2023	244,000	241,748

5.13%, 9/1/2027	44,000	45,707

Calpine Corp.

5.25%, 6/1/2026 (a)	316,000	313,276

4.50%, 2/15/2028 (a)	325,000	311,740

5.13%, 3/15/2028 (a)	121,000	113,740

Clearway Energy Operating LLC 5.75%, 10/15/2025	150,000	154,999

NRG Energy, Inc.

6.63%, 1/15/2027	250,000	260,655

5.75%, 1/15/2028	75,000	77,910

5.25%, 6/15/2029 (a)	150,000	155,909

		1,675,684

Insurance — 0.1%

HUB International Ltd. 7.00%, 5/1/2026 (a)	96,000	96,955

Internet & Direct Marketing Retail — 0.2%

Go Daddy Operating Co. LLC 5.25%, 12/1/2027 (a)	158,000	164,320

Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	190,000	180,025

		344,345

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

IT Services — 1.0%

Gartner, Inc. 5.13%, 4/1/2025 (a)	527,000	544,180

Presidio Holdings, Inc. 4.88%, 2/1/2027 (a)	250,000	250,000

Zayo Group LLC

6.00%, 4/1/2023	96,000	98,040

5.75%, 1/15/2027 (a)	775,000	792,438

		1,684,658

Leisure Products — 0.6%

Mattel, Inc.

6.75%, 12/31/2025 (a)	599,000	629,519

5.88%, 12/15/2027 (a)	172,000	179,740

5.45%, 11/1/2041	160,000	148,701

Vista Outdoor, Inc. 5.88%, 10/1/2023	76,000	73,530

		1,031,490

Life Sciences Tools & Services — 0.1%

Avantor, Inc. 6.00%, 10/1/2024 (a)	140,000	146,941

Machinery — 0.6%

Amsted Industries, Inc. 5.63%, 7/1/2027 (a)	34,000	36,040

EnPro Industries, Inc. 5.75%, 10/15/2026	135,000	143,437

Hillman Group, Inc. (The) 6.38%, 7/15/2022 (a)	130,000	116,594

Mueller Water Products, Inc. 5.50%, 6/15/2026 (a)	175,000	184,188

RBS Global, Inc. 4.88%, 12/15/2025 (a)	33,000	33,334

SPX FLOW, Inc. 5.88%, 8/15/2026 (a)	50,000	52,500

Stevens Holding Co., Inc. 6.13%, 10/1/2026 (a)	28,000	30,355

Tennant Co. 5.63%, 5/1/2025	114,000	118,560

Terex Corp. 5.63%, 2/1/2025 (a)	50,000	50,750

TriMas Corp. 4.88%, 10/15/2025 (a)	118,000	120,065

Wabash National Corp. 5.50%, 10/1/2025 (a)	92,000	90,390

		976,213

Media — 8.1%

Altice Financing SA (Luxembourg) 7.50%, 5/15/2026 (a)	240,000	252,612

AMC Networks, Inc. 5.00%, 4/1/2024	105,000	105,525

Cinemark USA, Inc. 4.88%, 6/1/2023	321,000	319,556

Clear Channel Worldwide Holdings, Inc.

9.25%, 2/15/2024 (a)	917,000	974,313

5.13%, 8/15/2027 (a)	460,000	461,150

CSC Holdings LLC

5.50%, 4/15/2027 (a)	200,000	210,500

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	95

JPMorgan High Yield Research Enhanced ETF

(formerly known as JPMorgan Disciplined High Yield ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Media — continued

7.50%, 4/1/2028 (a)	400,000	451,000

6.50%, 2/1/2029 (a)	1,452,000	1,599,015

Cumulus Media New Holdings, Inc. 6.75%, 7/1/2026 (a)	33,000	34,269

Diamond Sports Group LLC 5.38%, 8/15/2026 (a)	940,000	866,699

DISH DBS Corp.

6.75%, 6/1/2021	870,000	900,894

5.00%, 3/15/2023	250,000	251,587

5.88%, 11/15/2024	586,000	601,078

7.75%, 7/1/2026	400,000	429,824

Entercom Media Corp. 6.50%, 5/1/2027 (a)	85,000	88,825

Gray Television, Inc. 7.00%, 5/15/2027 (a)	91,000	98,712

iHeartCommunications, Inc.

6.38%, 5/1/2026 (b)	250,000	268,675

8.38%, 5/1/2027	1,082,000	1,174,998

4.75%, 1/15/2028 (a)	250,000	248,750

Lamar Media Corp. 5.00%, 5/1/2023	69,000	69,517

LCPR Senior Secured Financing DAC 6.75%, 10/15/2027 (a)	230,000	241,868

Liberty Interactive LLC 8.25%, 2/1/2030	38,000	38,570

Meredith Corp. 6.88%, 2/1/2026	311,000	311,840

Midcontinent Communications 5.38%, 8/15/2027 (a)	54,000	56,835

Nexstar Broadcasting, Inc.

5.63%, 8/1/2024 (a)	224,000	230,384

5.63%, 7/15/2027 (a)	340,000	351,917

Outfront Media Capital LLC

5.00%, 8/15/2027 (a)	148,000	152,447

4.63%, 3/15/2030 (a)	81,000	81,226

Scripps Escrow, Inc. 5.88%, 7/15/2027 (a)	98,000	101,675

Sinclair Television Group, Inc.

5.63%, 8/1/2024 (a)	57,000	58,140

5.13%, 2/15/2027 (a)	47,000	46,647

5.50%, 3/1/2030 (a)	200,000	198,760

Sirius XM Radio, Inc.

3.88%, 8/1/2022 (a)	305,000	304,277

4.63%, 7/15/2024 (a)	676,000	696,922

5.38%, 4/15/2025 (a)	36,000	36,930

5.00%, 8/1/2027 (a)	435,000	455,119

5.50%, 7/1/2029 (a)	302,000	325,269

TEGNA, Inc. 5.00%, 9/15/2029 (a)	65,000	64,431

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Media — continued

ViacomCBS, Inc.

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (f)	28,000	28,560

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (f)	27,000	28,553

WMG Acquisition Corp.

5.50%, 4/15/2026 (a)	399,000	416,955

Ziggo BV (Netherlands) 5.50%, 1/15/2027 (a)	150,000	154,506

		13,789,330

Metals & Mining — 2.9%

AK Steel Corp. 7.50%, 7/15/2023	77,000	79,695

Alcoa Nederland Holding BV

6.75%, 9/30/2024 (a)	624,000	639,613

6.13%, 5/15/2028 (a)	561,000	575,754

Aleris International, Inc. 10.75%, 7/15/2023 (a)	33,000	34,116

Allegheny Technologies, Inc. 7.88%, 8/15/2023 (d)	250,000	265,175

Constellium SE 6.63%, 3/1/2025 (a)	766,000	787,080

Freeport-McMoRan, Inc.

3.55%, 3/1/2022	137,000	138,219

3.88%, 3/15/2023	449,000	451,380

5.40%, 11/14/2034	138,000	134,599

5.45%, 3/15/2043	428,000	415,160

Kaiser Aluminum Corp. 4.63%, 3/1/2028 (a)	391,000	387,090

Novelis Corp. 5.88%, 9/30/2026 (a)	965,000	996,705

		4,904,586

Oil, Gas & Consumable Fuels — 9.9%

Antero Midstream Partners LP

5.38%, 9/15/2024	63,000	47,565

5.75%, 3/1/2027 (a)	210,000	142,800

Antero Resources Corp.

5.13%, 12/1/2022	135,000	84,037

5.63%, 6/1/2023 (b)	218,000	117,720

Baytex Energy Corp. (Canada) 8.75%, 4/1/2027 (a)	350,000	332,500

Blue Racer Midstream LLC 6.13%, 11/15/2022 (a)	487,000	445,235

Buckeye Partners LP

4.15%, 7/1/2023	217,000	218,606

3.95%, 12/1/2026	225,000	213,750

4.50%, 3/1/2028 (a)	622,000	603,732

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Callon Petroleum Co.

6.25%, 4/15/2023	112,000	94,642

6.13%, 10/1/2024	69,000	54,683

Centennial Resource Production LLC 6.88%, 4/1/2027 (a)	150,000	134,250

Cheniere Energy Partners LP

5.25%, 10/1/2025	300,000	300,756

4.50%, 10/1/2029 (a)	973,000	930,480

Chesapeake Energy Corp. 11.50%, 1/1/2025 (a)	321,000	191,797

Comstock Resources, Inc.

7.50%, 5/15/2025 (a)	104,000	76,669

9.75%, 8/15/2026	228,000	190,950

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (d)	288,000	273,658

5.75%, 4/1/2025	388,000	379,270

5.63%, 5/1/2027 (a)	377,000	348,706

DCP Midstream Operating LP

4.75%, 9/30/2021 (a)	181,000	179,950

5.38%, 7/15/2025	103,000	107,895

5.13%, 5/15/2029	300,000	294,750

Denbury Resources, Inc.

9.00%, 5/15/2021 (a)	98,000	85,750

7.75%, 2/15/2024 (a)	90,000	50,445

EnLink Midstream Partners LP

4.15%, 6/1/2025	161,000	136,077

5.45%, 6/1/2047	244,000	176,827

Genesis Energy LP

6.00%, 5/15/2023	648,000	615,600

6.50%, 10/1/2025	813,000	684,709

Global Partners LP 7.00%, 8/1/2027	68,000	70,333

Gulfport Energy Corp. 6.00%, 10/15/2024	225,000	74,812

Hess Infrastructure Partners LP 5.63%, 2/15/2026 (a)	25,000	24,938

Hess Midstream Operations LP

5.63%, 2/15/2026 (a)	107,000	106,735

5.13%, 6/15/2028 (a)	54,000	52,650

Hilcorp Energy I LP

5.75%, 10/1/2025 (a)	120,000	96,000

6.25%, 11/1/2028 (a)	78,000	56,746

Jagged Peak Energy LLC 5.88%, 5/1/2026	125,000	124,650

MEG Energy Corp. (Canada)

7.00%, 3/31/2024 (a)	186,000	176,235

7.13%, 2/1/2027 (a)	500,000	475,000

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — continued

Murphy Oil Corp.

5.75%, 8/15/2025	190,000	184,446

5.88%, 12/1/2027	67,000	65,398

5.87%, 12/1/2042 (d)	84,000	73,920

NuStar Logistics LP

6.00%, 6/1/2026	30,000	31,353

5.63%, 4/28/2027	169,000	172,414

Oasis Petroleum, Inc.

6.88%, 3/15/2022	729,000	572,265

6.25%, 5/1/2026 (a)	244,000	150,060

Parsley Energy LLC

5.38%, 1/15/2025 (a)	854,000	854,017

5.63%, 10/15/2027 (a)	427,000	423,264

PBF Holding Co. LLC 7.25%, 6/15/2025	292,000	300,272

PBF Logistics LP 6.88%, 5/15/2023	70,000	71,701

PDC Energy, Inc. 5.75%, 5/15/2026	90,000	80,320

QEP Resources, Inc.

5.25%, 5/1/2023	191,000	169,073

5.63%, 3/1/2026	51,000	40,800

Range Resources Corp.

5.00%, 8/15/2022	192,000	157,440

5.00%, 3/15/2023	30,000	21,741

4.88%, 5/15/2025	111,000	70,174

SM Energy Co.

5.63%, 6/1/2025	43,000	33,289

6.75%, 9/15/2026 (b)	131,000	103,490

6.63%, 1/15/2027 (b)	134,000	103,850

Southwestern Energy Co.

6.20%, 1/23/2025 (d)	185,000	136,900

7.75%, 10/1/2027	65,000	49,237

Sunoco LP

4.88%, 1/15/2023	193,000	192,425

6.00%, 4/15/2027	135,000	138,375

Targa Resources Partners LP

5.88%, 4/15/2026	943,000	971,384

5.00%, 1/15/2028	77,000	76,014

6.88%, 1/15/2029	826,000	891,048

5.50%, 3/1/2030 (a)	231,000	228,621

TerraForm Power Operating LLC

4.25%, 1/31/2023 (a)	14,000	14,228

5.00%, 1/31/2028 (a)	300,000	322,890

Whiting Petroleum Corp.

5.75%, 3/15/2021	86,000	49,450

6.63%, 1/15/2026	167,000	60,955

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	97

JPMorgan High Yield Research Enhanced ETF

(formerly known as JPMorgan Disciplined High Yield ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

WPX Energy, Inc.

8.25%, 8/1/2023	53,000	59,095

5.25%, 9/15/2024	1,250,000	1,256,250

		16,898,067

Personal Products — 0.2%

Coty, Inc. 6.50%, 4/15/2026 (a)	165,000	169,537

Prestige Brands, Inc. 6.38%, 3/1/2024 (a)	207,000	213,382

		382,919

Pharmaceuticals — 2.6%

Bausch Health Americas, Inc. 8.50%, 1/31/2027 (a)	755,000	828,446

Bausch Health Cos., Inc.

6.13%, 4/15/2025 (a)	2,390,000	2,437,800

5.00%, 1/30/2028 (a)	655,000	646,400

7.25%, 5/30/2029 (a)	105,000	115,500

Catalent Pharma Solutions, Inc.

5.00%, 7/15/2027 (a)	257,000	267,601

Elanco Animal Health, Inc. 5.65%, 8/28/2028 (d)	50,000	57,273

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (a)	95,000	100,320

		4,453,340

Professional Services — 0.1%

AMN Healthcare, Inc. 4.63%, 10/1/2027 (a)	50,000	50,625

Dun & Bradstreet Corp. (The)

6.88%, 8/15/2026 (a)	80,000	85,420

10.25%, 2/15/2027 (a)	80,000	89,800

		225,845

Real Estate Management & Development — 0.1%

Kennedy-Wilson, Inc. 5.88%, 4/1/2024	110,000	111,790

Road & Rail — 1.0%

Avis Budget Car Rental LLC

5.25%, 3/15/2025 (a) (b)	391,000	394,089

5.75%, 7/15/2027 (a)	126,000	126,000

Hertz Corp. (The)

7.63%, 6/1/2022 (a)	108,000	108,810

5.50%, 10/15/2024 (a)	502,000	480,579

7.13%, 8/1/2026 (a)	247,000	243,399

6.00%, 1/15/2028 (a)	300,000	277,500

		1,630,377

Semiconductors & Semiconductor Equipment — 0.2%

Entegris, Inc. 4.63%, 2/10/2026 (a)	362,000	373,312

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Software — 1.5%

ACI Worldwide, Inc. 5.75%, 8/15/2026 (a)	35,000	37,450

Ascend Learning LLC 6.88%, 8/1/2025 (a)	428,000	440,840

CDK Global, Inc.

4.88%, 6/1/2027	315,000	324,450

5.25%, 5/15/2029 (a)	203,000	216,449

Fair Isaac Corp. 5.25%, 5/15/2026 (a)	231,000	255,833

Nuance Communications, Inc. 5.63%, 12/15/2026	188,000	198,340

PTC, Inc. 4.00%, 2/15/2028 (a)	350,000	347,725

Solera LLC 10.50%, 3/1/2024 (a)	132,000	139,426

SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	642,000	675,705

		2,636,218

Specialty Retail — 1.9%

L Brands, Inc.

5.63%, 2/15/2022	75,000	78,570

5.63%, 10/15/2023	33,000	35,557

7.50%, 6/15/2029	300,000	318,750

6.88%, 11/1/2035	833,000	845,495

Penske Automotive Group, Inc. 5.50%, 5/15/2026	80,000	83,000

PetSmart, Inc.

7.13%, 3/15/2023 (a)	639,000	624,623

5.88%, 6/1/2025 (a)	400,000	402,520

Staples, Inc. 7.50%, 4/15/2026 (a)	843,000	837,478

		3,225,993

Technology Hardware, Storage & Peripherals — 0.7%

Diebold Nixdorf, Inc. 8.50%, 4/15/2024 (b)	51,000	45,900

NCR Corp.

5.00%, 7/15/2022	227,000	228,135

6.38%, 12/15/2023	204,000	207,951

5.75%, 9/1/2027 (a)	400,000	421,000

6.13%, 9/1/2029 (a)	350,000	379,855

		1,282,841

Textiles, Apparel & Luxury Goods — 0.2%

Hanesbrands, Inc.

4.63%, 5/15/2024 (a)	120,000	125,400

4.88%, 5/15/2026 (a)	55,000	57,612

William Carter Co. (The) 5.63%, 3/15/2027 (a)	139,000	147,886

		330,898

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Thrifts & Mortgage Finance — 2.0%

Ladder Capital Finance Holdings LLLP

5.25%, 3/15/2022 (a)	406,000	414,120

5.25%, 10/1/2025 (a)	150,000	152,063

4.25%, 2/1/2027 (a)	250,000	237,187

Nationstar Mortgage Holdings, Inc. 8.13%, 7/15/2023 (a)	1,500,000	1,563,120

Quicken Loans, Inc.

5.75%, 5/1/2025 (a)	120,000	122,950

5.25%, 1/15/2028 (a)	410,000	424,227

Radian Group, Inc. 4.88%, 3/15/2027	431,000	456,860

		3,370,527

Trading Companies & Distributors — 1.7%

AerCap Holdings NV (Ireland) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.54%), 5.87%, 10/10/2079 (b) (f)	637,000	646,555

Beacon Roofing Supply, Inc. 4.88%, 11/1/2025 (a)	124,000	119,623

H&E Equipment Services, Inc. 5.63%, 9/1/2025	71,000	73,988

Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	404,000	419,109

United Rentals North America, Inc.

5.88%, 9/15/2026	260,000	273,637

6.50%, 12/15/2026	66,000	70,376

5.50%, 5/15/2027	312,000	326,040

4.88%, 1/15/2028	800,000	821,040

5.25%, 1/15/2030	186,000	195,672

		2,946,040

Wireless Telecommunication Services — 4.1%

Hughes Satellite Systems Corp.

7.63%, 6/15/2021	36,000	37,910

6.63%, 8/1/2026	71,000	78,107

Sprint Communications, Inc. 6.00%, 11/15/2022	241,000	258,497

Sprint Corp. 7.88%, 9/15/2023	2,512,000	2,872,045

T-Mobile USA, Inc.

6.38%, 3/1/2025 ‡	369,000	—

6.50%, 1/15/2026	2,027,000	2,134,026

6.50%, 1/15/2026 ‡	432,000	—

4.50%, 2/1/2026	250,000	253,362

4.75%, 2/1/2028	251,000	261,354

4.75%, 12/31/2164 ‡ (g) (h)	168,000	—

United States Cellular Corp. 6.70%, 12/15/2033	110,000	124,576

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Wireless Telecommunication Services — continued

Vodafone Group plc (United Kingdom) (USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (f)	96,000	110,887

Ypso Finance Bis SA (Luxembourg) 10.50%, 5/15/2027 ‡ (a)	708,000	808,890

		6,939,654

Total Corporate Bonds (Cost $169,363,957)		168,001,418

	SHARES
Short-Term Investments — 2.2%

Investment Companies — 0.6%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.44% (i) (j) (Cost $1,006,572)	1,006,572	1,006,572

Investment of Cash Collateral from Securities Loaned — 1.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.51% (i) (j) (Cost $2,675,130)	2,675,130	2,675,130

Total Short-Term Investments (Cost $3,681,702)		3,681,702

Total Investments — 100.4% (Cost $173,045,659)		171,683,120
Liabilities in Excess of Other Assets — (0.4)%		(645,796)

NET ASSETS — 100.0%		171,037,324

Percentages indicated are based on net assets.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	99

JPMorgan High Yield Research Enhanced ETF

(formerly known as JPMorgan Disciplined High Yield ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

Abbreviations

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	The security or a portion of this security is on loan at February 29, 2020. The total value of securities on loan at February 29, 2020 is $2,524,615.
(c)	Amount rounds to less than 0.1% of net assets.
(d)

   Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 29, 2020.

(e)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2020.
(g)

   Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 29, 2020.

(h)	Security is an interest bearing note with preferred security characteristics.
(i)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(j)	The rate shown is the current yield as of February 29, 2020.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — 98.3% (a)

Alabama — 2.4%

Education — 1.0%

Alabama Public School and College Authority, Capital Improvement Series B, Rev., 5.00%, 5/1/2020	20,000	20,135

Auburn University Series 2016A, Rev., 5.00%, 6/1/2030	35,000	43,419

Tuscaloosa City Board of Education Rev., 5.00%, 8/1/2020	10,000	10,171

University of Alabama (The) Series B-2, Rev., 5.00%, 9/1/2031	95,000	124,254

University of South Alabama Facilities

Rev., AGM, 5.00%, 4/1/2030 (b)	250,000	335,973

		533,952

General Obligation — 0.2%

City of Pell City Series A, GO, 5.00%, 2/1/2025	100,000	119,004

Transportation — 0.5%

Alabama Federal Aid Highway Finance Authority Series 2016A, Rev., 5.00%, 9/1/2034	200,000	247,446

Utility — 0.7%

Black Belt Energy Gas District, Gas Supply Series 2017A, Rev., LIQ: Royal Bank of Canada, 4.00%, 7/1/2022 (c)	30,000	32,039

Black Belt Energy Gas District, Project No. 5 Series 2020A-1, Rev., 4.00%, 3/6/2020 (c)	250,000	292,255

Southeast Alabama Gas Supply District (The), Project No. 1 Series 2018A, Rev., 4.00%, 4/1/2024 (c)	25,000	27,724

		352,018

Total Alabama		1,252,420

Alaska — 1.7%

General Obligation — 1.2%

Borough of North Slope, General Purpose Series 2018A, GO, 5.00%, 6/30/2020	35,000	35,476

Municipality of Anchorage Series 2019A, GO, 5.00%, 4/1/2029	435,000	582,456

		617,932

Industrial Development Revenue/Pollution Control Revenue — 0.4%

Alaska Industrial Development and Export Authority, Tanana Chiefs Conference Project Series 2019A, Rev., 5.00%, 10/1/2024	200,000	232,468

Other Revenue — 0.1%

Alaska Municipal Bond Bank Authority Series 3, Rev., 5.00%, 10/1/2025	20,000	23,602

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Prerefunded — 0.0% (d)

Borough of North Slope, General Purpose Series 2017A, GO, 5.00%, 6/30/2021 (e)	10,000	10,138

Total Alaska		884,140

Arizona — 3.0%

Education — 1.1%

Arizona Industrial Development Authority, Cadence Campus Project Series 2020A, Rev., 4.00%, 7/15/2030 (f)	125,000	140,105

Series 2020A, Rev., 4.00%, 7/15/2040 (f)	125,000	136,995

Arizona Industrial Development Authority, Equitable School Revolving Funds Series A, Rev., 5.00%, 11/1/2044	250,000	309,797

		586,897

General Obligation — 0.2%

City of Chandler GO, 3.00%, 7/1/2020	10,000	10,073

City of Phoenix GO, 5.00%, 7/1/2027	25,000	31,347

County of Pima GO, 5.00%, 7/1/2020	10,000	10,137

Kyrene Elementary School District No. 28 Series 2017A, GO, 4.00%, 7/1/2020	10,000	10,106

Maricopa County School District No. 3 Tempe Elementary, School Improvement Series A, GO, 5.00%, 7/1/2027	30,000	38,611

		100,274

Industrial Development Revenue/Pollution Control Revenue — 1.0%

Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project

Series 2019A, Rev., 5.00%, 1/1/2022	200,000	212,388

Series 2019A, Rev., 5.00%, 1/1/2036	250,000	300,768

		513,156

Other Revenue — 0.3%

City of Phoenix Civic Improvement Corp., Capital Appreciation Series 2005B, Rev., BHAC-CR, FGIC, 5.50%, 7/1/2036	100,000	157,059

City of Phoenix Civic Improvement Corp., Junior Lien Series 2014B, Rev., 5.00%, 7/1/2020	10,000	10,139

City of Surprise Rev., 3.00%, 7/1/2020	10,000	10,073

		177,271

Transportation — 0.1%

City of Phoenix, Civic Improvement Corp., Light Rail Project Series 2013, Rev., 5.00%, 7/1/2020	25,000	25,345

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	101

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Utility — 0.2%

Salt Verde Financial Corp. Rev., 5.25%, 12/1/2026	100,000	123,770

Water & Sewer — 0.1%

City of Glendale, Water and Sewer System, Senior Lien Rev., 5.00%, 7/1/2020	25,000	25,342

County of Pima, Sewer System Rev., 5.00%, 7/1/2020	10,000	10,137

		35,479

Total Arizona		1,562,192

Arkansas — 0.3%

Education — 0.1%

University of Arkansas, UAMS Campus Rev., 5.00%, 11/1/2021	40,000	42,794

Other Revenue — 0.0% (d)

Arkansas Development Finance Authority, Revolving Loan Fund

Series 2011C, Rev., 5.00%, 6/1/2020	10,000	10,103

Water & Sewer — 0.2%

City of Fort Smith, Water and Sewer Construction Rev., 5.00%, 10/1/2024	75,000	88,455

Total Arkansas		141,352

California — 1.7%

Certificate of Participation/Lease — 0.4%

City of Roseville, 316 Vernon Street Project COP, 5.00%, 8/1/2025	70,000	86,052

City of Santa Rosa, Courthouse Square Project and Lease COP, 4.00%, 10/1/2024	90,000	103,303

		189,355

General Obligation — 0.2%

El Monte City School District, Election 2014 Series A, GO, 5.00%, 8/1/2025	55,000	67,646

Hermosa Beach City School District, Election of 2016 Series A, GO, 4.00%, 8/1/2023	15,000	16,697

Vista Unified School District GO, 5.00%, 8/1/2020	10,000	10,182

		94,525

Other Revenue — 0.8%

Chula Vista Municipal Financing Authority Rev., 4.00%, 5/1/2026	60,000	71,677

Golden State Tobacco Securitization Corp., Tobacco Settlement Series A-1, Rev., 5.00%, 6/1/2032	250,000	320,927

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Other Revenue — continued

Municipal Improvement Corp. of Los Angeles, Real Property Series 2014-A, Rev., 5.00%, 5/1/2023	20,000	22,657

		415,261

Utility — 0.3%

California Municipal Finance Authority, San Antonio Gardens Project Rev., 5.00%, 11/15/2039	150,000	182,820

Total California		881,961

Colorado — 1.8%

Certificate of Participation/Lease — 0.1%

Regional Transportation District Series 2015A, COP, 5.00%, 6/1/2020	10,000	10,101

State of Colorado, Higher Education Capital Construction, Lease Purchase Financing Program Series 2014A, COP, 5.00%, 11/1/2025	10,000	12,252

		22,353

Education — 0.1%

University of Colorado, University Enterprise Series A-2, Rev., 5.00%, 6/1/2026	40,000	49,952

General Obligation — 1.6%

Southlands Metropolitan District No. 1 Series A-1, GO, 5.00%, 12/1/2037	250,000	292,980

STC Metropolitan District No. 2 Series 2019A, GO, 5.00%, 12/1/2038	300,000	331,749

Vauxmont Metropolitan District, Subordinate Limited Tax, Convertible to Unlimited Tax GO, AGM, 5.00%, 12/15/2022	205,000	224,641

		849,370

Total Colorado		921,675

Connecticut — 1.3%

General Obligation — 1.1%

State of Connecticut

Series 2014C, GO, 5.00%, 6/15/2020	20,000	20,237

Series A, GO, 5.00%, 4/15/2033	135,000	167,015

Series 2019A, GO, 5.00%, 4/15/2035	300,000	387,120

Town of Trumbull Series 2012A, GO, 4.00%, 9/1/2020	10,000	10,165

		584,537

Special Tax — 0.2%

State of Connecticut, Special Tax Transportation Infrastructure Purposes

Series 2015A, Rev., 5.00%, 8/1/2020	15,000	15,255

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Special Tax — continued

Series B, Rev., 5.00%, 8/1/2023	75,000	85,303

		100,558

Total Connecticut		685,095

Delaware — 0.2%

General Obligation — 0.1%

State of Delaware GO, 5.00%, 2/1/2027	30,000	38,444

Transportation — 0.1%

Delaware Transportation Authority Rev., 5.00%, 7/1/2022	40,000	43,897

Total Delaware		82,341

District of Columbia — 1.2%

Education — 0.3%

District of Columbia, International School Issue Rev., 5.00%, 7/1/2039	125,000	156,964

General Obligation — 0.2%

District of Columbia Series D, GO, 5.00%, 6/1/2031	65,000	82,741

Hospital — 0.0% (d)

District of Columbia, Children’s Hospital Obligated Group Issue Rev., 5.00%, 7/15/2020	15,000	15,227

Other Revenue — 0.5%

District of Columbia, Income Tax Series C, Rev., 5.00%, 12/1/2021	25,000	26,838

District of Columbia, Kipp DC Project Rev., 4.00%, 7/1/2039	200,000	229,236

		256,074

Water & Sewer — 0.2%

District of Columbia, Water and Sewer Authority Series B, Rev., 5.00%, 10/1/2025	65,000	79,830

District of Columbia, Water and Sewer Authority, Public Utility, Subordinate Lien Series 2012A, Rev., 4.00%, 10/1/2022	35,000	37,880

		117,710

Total District of Columbia		628,716

Florida — 5.7%

Certificate of Participation/Lease — 0.6%

Hillsborough County School Board, Master Lease Program

Series 2015A, COP, 5.00%, 7/1/2020	10,000	10,137

Series 2017C, COP, 5.00%, 7/1/2020	20,000	20,273

Monroe County School District Series 2018A, COP, 4.00%, 6/1/2025	45,000	51,744

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Certificate of Participation/Lease — continued

Palm Beach County School District Series 2015B, COP, 5.00%, 8/1/2021	10,000	10,586

South Florida Water Management District COP, 5.00%, 10/1/2036	200,000	240,994

		333,734

Education — 1.3%

County of Palm Beach, Atlantic University

Rev., 5.00%, 4/1/2029 (f)	100,000	115,841

Rev., 5.00%, 4/1/2039 (f)	100,000	115,616

Florida Atlantic University Finance Corp., Student Housing Project Series 2019B, Rev., 5.00%, 7/1/2032	250,000	323,323

State of Florida, State Board of Education, Lottery

Series 2016B, Rev., 5.00%, 7/1/2023	40,000	45,504

Series A, Rev., 5.00%, 7/1/2026	75,000	94,197

		694,481

General Obligation — 0.5%

County of Miami-Dade, Building Better Communities Program Series 2016A, GO, 5.00%, 7/1/2025	25,000	30,399

Florida State Board of Education, Public Education Capital Outlay Series B, GO, 5.00%, 6/1/2024	30,000	35,285

Series B, GO, 5.00%, 6/1/2026	20,000	25,059

Series B, GO, 5.00%, 6/1/2031	75,000	96,013

Reedy Creek Improvement District Series 2016-A, GO, 5.00%, 6/1/2026	50,000	62,371

		249,127

Hospital — 0.6%

Palm Beach County Health Facilities Authority, ACTS Retirement Life Communities Inc. Obligated Group Rev., 5.00%, 11/15/2032	240,000	288,698

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Florida Department of Environmental Protection Series 2014-A, Rev., 5.00%, 7/1/2020	35,000	35,476

Other Revenue — 0.7%

City of Orlando, Capital Improvement

Series D, Rev., 5.00%, 10/1/2022	75,000	83,103

Series B, Rev., 5.00%, 10/1/2024	60,000	71,417

County of Hillsborough Rev., 5.00%, 10/1/2024	40,000	47,571

County of Lee Rev., 5.00%, 10/1/2025	40,000	48,882

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	103

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Other Revenue — continued

County of Okaloosa Rev., 5.00%, 10/1/2024	30,000	35,589

County of Osceola, Sales Tax Series 2016A, Rev., 4.00%, 10/1/2023	10,000	11,055

Sunshine State Governmental Financing Commission, Miami-Dade County Program Series 2011A, Rev., 5.00%, 9/1/2020	20,000	20,413

Tampa Sports Authority, Stadium Project Rev., 4.00%, 1/1/2023	20,000	21,780

		339,810

Prerefunded — 0.0% (d)

State of Florida, Full Faith and Credit State Board of Education Public Education Capital Outlay Series 2010B, GO, 5.00%, 6/1/2023 (e)	25,000	25,260

Transportation — 0.3%

County of Broward, Port Facilities Series 2019A, Rev., 5.00%, 9/1/2030	50,000	66,690

Florida’s Turnpike Enterprise, Department of Transportation Series A, Rev., 5.00%, 7/1/2020	20,000	20,278

State of Florida, Department of Transportation Turnpike System Series 2010B, Rev., 5.00%, 7/1/2020	40,000	40,556

Tampa-Hillsborough County Expressway Authority Series B, Rev., 5.00%, 7/1/2031	40,000	51,625

		179,149

Utility — 1.3%

County of Polk, Utility System Rev., 5.00%, 10/1/2035 (b)	100,000	135,753

County of Sarasota, Utility System Series 2016B, Rev., 5.00%, 10/1/2030	30,000	37,171

North Sumter County Utility Dependent District, Central Sumter Utility Rev., 5.00%, 10/1/2030	250,000	331,622

Pinellas County Industrial Development Authority, Drs. Kiran & Pallavi Patel 2017 Foundation For Global Understanding, Inc., Project Rev., 5.00%, 7/1/2029	125,000	151,298

		655,844

Water & Sewer — 0.3%

City of Cape Coral, Water and Sewer Rev., 5.00%, 10/1/2022	25,000	27,586

City of Miami Beach, Water and Sewer Rev., 5.00%, 9/1/2033	25,000	31,672

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Water & Sewer — continued

East Central Regional Wastewater Treatment Facilities Operation Board, Green Bonds, Bio Solids Project Rev., 5.00%, 10/1/2024	30,000	35,589

Tampa Bay Water Utility System Series C, Rev., 5.00%, 10/1/2025	55,000	67,448

Tohopekaliga Water Authority, Utility System Rev., 5.00%, 10/1/2025	10,000	12,282

		174,577

Total Florida		2,976,156

Georgia — 0.7%

General Obligation — 0.0% (d)

State of Georgia Series 2011E-1, GO, 4.00%, 7/1/2020	10,000	10,106

Hospital — 0.6%

Glynn-Brunswick Memorial Hospital Authority, Health System Project Rev., 4.00%, 8/1/2037	255,000	301,254

Richmond County Hospital Authority, University Health Services, Inc. Project Rev., RAN, 5.00%, 1/1/2022	20,000	21,449

		322,703

Water & Sewer — 0.1%

County of Clayton, Water and Sewerage Series 2013A, Rev., 5.00%, 5/1/2020	25,000	25,170

County of DeKalb, Water and Sewerage

Series B, Rev., 5.25%, 10/1/2026	25,000	31,968

		57,138

Total Georgia		389,947

Hawaii — 0.4%

General Obligation — 0.3%

City and County of Honolulu, Tax-Exempt Series D, GO, 5.00%, 9/1/2032	45,000	57,379

State of Hawaii

Series EP, GO, 5.00%, 8/1/2023	40,000	45,654

Series FK, GO, 5.00%, 5/1/2033	30,000	37,922

		140,955

Prerefunded — 0.0% (d)

State of Hawaii Series EE, GO, 5.00%, 11/1/2026 (e)	15,000	16,676

Transportation — 0.1%

State of Hawaii, Highway Fund Series B, Rev., 5.00%, 1/1/2027	25,000	31,377

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Water & Sewer — 0.0% (d)

City and County Honolulu, Wastewater System Series 2019A, Rev., 5.00%, 7/1/2020	30,000	30,412

Total Hawaii		219,420

Illinois — 6.8%

General Obligation — 4.3%

Champaign County Community Unit School District No. 4 Champaign, School Building GO, 5.00%, 1/1/2027	45,000	55,277

City of Decatur GO, 5.00%, 3/1/2027	130,000	157,496

City of Peoria Series B, GO, 5.00%, 1/1/2027	230,000	279,758

Cook and DuPage Counties, Village of Elk Grove GO, 5.00%, 1/1/2029	25,000	31,567

Cook County School District No. 150, South Holland GO, 3.00%, 12/1/2032 (b)	370,000	401,161

Grundy and Will Counties Community Unit School District No. 1 Coal City GO, 5.00%, 2/1/2027	225,000	275,738

Kane County School District No. 131 Aurora East Side Series 2020A, GO, AGM, 5.00%, 12/1/2026 (b)	110,000	136,708

Kane McHenry Cook and De Kalb Counties Unit School District No. 300, School Bonds GO, 5.00%, 1/1/2024	35,000	39,986

Kendall and Kane Counties Community Unit School District No. 115 Series 2017B, GO, 5.00%, 1/1/2027	25,000	30,912

Lake and McHenry Counties Community Unit School District No. 118 Wauconda GO, 5.00%, 1/1/2022	50,000	53,670

Lake County Forest Preserve District GO, 5.00%, 12/15/2028	165,000	216,940

McLean & Woodford Counties Community Unit School District No. 5 Normal Series 2017A, GO, 4.00%, 12/1/2023	80,000	88,171

State of Illinois

GO, 5.00%, 4/1/2024	30,000	34,391

Series A, GO, 5.00%, 10/1/2024	30,000	34,914

Village of Bolingbrook Series A, GO, AGM, 5.00%, 1/1/2033	125,000	155,648

Will & Kendall Counties Community Consolidated School District 202 Plainfield GO, 4.00%, 1/1/2023	10,000	10,808

Will County Forest Preserve District, Limited Tax GO, 5.00%, 12/15/2034	200,000	259,462

		2,262,607

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Other Revenue — 1.6%

Southwestern Illinois Development Authority, Southwestern Flood Prevention District Council Project Rev., 5.00%, 4/15/2030	625,000	829,100

Transportation — 0.8%

Chicago O’Hare International Airport, Third Lien Series 2017B, Rev., 5.00%, 1/1/2034	40,000	49,413

Illinois State Toll Highway Authority

Series D, Rev., 5.00%, 1/1/2024	25,000	28,805

Series A, Rev., 5.00%, 1/1/2036	250,000	325,375

		403,593

Water & Sewer — 0.1%

Illinois Finance Authority, Clean Water Initiative Revolving Fund Rev., 5.00%, 7/1/2032	35,000	44,264

Total Illinois		3,539,564

Indiana — 1.4%

Education — 0.7%

Adams Central Elementary School Building Corp., Valorem Property Tax First Mortgage Rev., 5.00%, 1/15/2027	20,000	25,035

Ball State University, Student Fee

Series R, Rev., 5.00%, 7/1/2024	35,000	41,236

Indiana State University, Housing and Dining System Rev., 5.00%, 4/1/2031	75,000	93,250

Indiana State University, Student Fee Series R, Rev., 5.00%, 10/1/2022	10,000	11,067

Indiana University

Series A, Rev., 5.00%, 6/1/2022	25,000	27,355

Series Y, Rev., 5.00%, 8/1/2028	25,000	32,225

Perry Township Multi School Building Corp. Rev., 5.00%, 7/15/2025	35,000	42,407

Portage Township Multi-School Building Corp., Valorem Property Tax First Mortgage Rev., 5.00%, 7/15/2028	75,000	97,186

		369,761

Housing — 0.6%

Decatur County Jail Building Corp. Rev., 5.00%, 7/15/2028	250,000	313,007

Other Revenue — 0.0% (d)

Indiana Finance Authority Series 2017A, Rev., 4.00%, 6/1/2020	10,000	10,079

Transportation — 0.1%

Indiana Finance Authority, Highway Series C, Rev., 5.00%, 12/1/2025	35,000	43,148

Total Indiana		735,995

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	105

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Iowa — 1.0%

Education — 0.7%

University of Iowa Facilities Corp., Medical Education and Biomedical Research Facilities Rev., 4.00%, 6/1/2020	25,000	25,196

University of Northern Iowa, Utility System Series UNI, Rev., 5.00%, 7/1/2028	250,000	327,648

		352,844

General Obligation — 0.1%

City of Des Moines Series 2016B, GO, 5.00%, 6/1/2020	10,000	10,103

City of West Des Moines, Urban Renewal Series 2016B, GO, 5.00%, 6/1/2024	35,000	41,135

		51,238

Other Revenue — 0.1%

Iowa Finance Authority, State Revolving Fund, Green Bonds Rev., 5.00%, 8/1/2027	30,000	38,893

Water & Sewer — 0.1%

City of Cedar Rapids Series 2018D, Rev., 5.00%, 6/1/2022	70,000	76,495

Total Iowa		519,470

Kansas — 0.2%

General Obligation — 0.0% (d)

Seward County Unified School District No. 480 Liberal GO, 5.00%, 9/1/2020	10,000	10,204

Water & Sewer — 0.2%

City of Wichita, Water and Sewer Utility System Series A, Rev., 5.00%, 10/1/2020	20,000	20,482

Johnson County Water District No. 1 Series 2017A, Rev., 5.00%, 1/1/2025	50,000	60,024

		80,506

Total Kansas		90,710

Kentucky — 0.7%

Hospital — 0.1%

Louisville/Jefferson County Metropolitan Government, Health System, Norton Healthcare, Inc. Series 2016-A, Rev., 4.00%, 10/1/2036	65,000	74,210

Industrial Development Revenue/Pollution Control Revenue — 0.4%

Kentucky Economic Development Finance Authority, Baptist Healthcare System Obligated Group Series B, Rev., 5.00%, 8/15/2029	165,000	201,975

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Transportation — 0.0% (d)

Kentucky Asset Liability Commission, Project Notes, Federal Highway Trust Series 2015A, Rev., 5.00%, 9/1/2020	10,000	10,201

Kentucky Turnpike Authority Series 2016A, Rev., 5.00%, 7/1/2020	10,000	10,132

		20,333

Water & Sewer — 0.2%

Louisville & Jefferson County Metropolitan Sewer District, Sewer and Drainage System

Series B, Rev., 5.00%, 5/15/2024	25,000	29,258

Series 2017A, Rev., 5.00%, 5/15/2027	40,000	50,401

		79,659

Total Kentucky		376,177

Louisiana — 1.5%

General Obligation — 0.2%

St. Tammany Parish Wide School District No. 12 Series 2012A, GO, 4.50%, 3/1/2024	70,000	79,888

State of Louisiana Series 2016-B, GO, 4.00%, 8/1/2026	30,000	35,695

		115,583

Other Revenue — 0.7%

Louisiana Local Government Environmental Facilities and Community Development Authority Rev., 5.00%, 12/1/2030	250,000	332,457

Prerefunded — 0.1%

State of Louisiana, Gas and Fuels Tax Series 2012A-1, Rev., 5.00%, 5/1/2024 (e)	55,000	59,951

Water & Sewer — 0.5%

City of Shreveport, Water and Sewer, Junior Lien Series 2019B, Rev., AGM, 5.00%, 12/1/2032	200,000	260,102

Total Louisiana		768,093

Maine — 0.3%

Other Revenue — 0.2%

Maine Municipal Bond Bank Series C, Rev., 5.00%, 11/1/2024	75,000	89,260

Transportation — 0.1%

Maine Municipal Bond Bank, Maine Department of Transportation Series 2018A, Rev., 5.00%, 9/1/2026	45,000	56,273

Total Maine		145,533

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Maryland — 0.9%

Education — 0.4%

Maryland Economic Development Corp., Bowie State University Project Rev., 4.00%, 7/1/2040	200,000	228,534

General Obligation — 0.3%

County of Frederick, Public Facilities Series 2011A, GO, 5.00%, 8/1/2020 (e)	15,000	15,256

County of Spotsylvania, Commissioners of St. Mary’s, Public Improvement GO, 4.00%, 7/15/2027	70,000	85,267

State of Maryland, State and Local Facilities Loan of 2017 Series A, GO, 5.00%, 8/1/2025	45,000	55,079

		155,602

Transportation — 0.2%

State of Maryland Department of Transportation Rev., 5.00%, 9/1/2026	75,000	94,757

Total Maryland		478,893

Massachusetts — 0.4%

Education — 0.2%

Massachusetts Development Finance Agency, Emerson College Rev., 5.00%, 1/1/2028	25,000	31,681

Massachusetts State College Building Authority Series D, Rev., 5.00%, 5/1/2027	45,000	57,954

		89,635

General Obligation — 0.1%

City of Boston Series 2017A, GO, 5.00%, 4/1/2025	10,000	12,151

Commonwealth of Massachusetts Series C, GO, 5.00%, 10/1/2026	25,000	31,606

Town of Hopkinton GO, 5.00%, 11/15/2024	30,000	35,950

		79,707

Transportation — 0.1%

Massachusetts Bay Transportation Authority, Mass Sales Tax Series 2004C, Rev., 5.50%, 7/1/2020	10,000	10,154

Massachusetts Bay Transportation Authority, Sales Tax Series A, Rev., 5.00%, 7/1/2022	20,000	21,943

		32,097

Water & Sewer — 0.0% (d)

Massachusetts Water Resources Authority Series 2019G, Rev., 5.00%, 8/1/2020	10,000	10,175

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Water & Sewer — continued

Springfield Water & Sewer Commission Series C, Rev., 5.00%, 7/15/2023	10,000	11,406

		21,581

Total Massachusetts		223,020

Michigan — 2.1%

Education — 1.2%

Eastern Michigan University Series 2017A, Rev., 5.00%, 3/1/2026	500,000	612,080

General Obligation — 0.8%

Ann Arbor School District Public Schools, School Building and Site GO, 5.00%, 5/1/2020	55,000	55,373

Berrien Springs Public Schools, School Building and Site GO, Q-SBLF, 5.00%, 5/1/2030	250,000	329,900

Charter Township of Northville, Limited Tax GO, 4.00%, 4/1/2020	30,000	30,075

Rochester Community School District Series I, GO, 5.00%, 5/1/2020	20,000	20,133

		435,481

Hospital — 0.1%

Michigan State Hospital Finance Authority, Trinity Health Credit Group Series C, Rev., 5.00%, 12/1/2025	25,000	30,726

Total Michigan		1,078,287

Minnesota — 0.8%

Certificate of Participation/Lease — 0.0% (d)

Plymouth Intermediate District No. 287 Series 2016A, COP, 4.00%, 5/1/2020	15,000	15,075

Education — 0.1%

Minnesota State Colleges And Universities Foundation Series 2017A, Rev., 3.00%, 10/1/2020	10,000	10,128

University of Minnesota Series 2017B, Rev., 5.00%, 12/1/2020	10,000	10,313

University of Minnesota, Board of Regents Series B, Rev., 5.00%, 12/1/2025	15,000	18,492

		38,933

General Obligation — 0.2%

Alexandria Lake Area Sanitation District, Sanitary Sewer Board Series 2015A, GO, 5.00%, 2/1/2022	30,000	32,415

City of Hopkins Series 2017B, GO, 4.00%, 2/1/2025	20,000	22,990

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	107

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

City of Maple Grove, Improvement Series 2013A, GO, 4.00%, 2/1/2022	20,000	21,211

		76,616

Housing — 0.5%

City of Apple Valley, Minnesota Senior Housing, Orchard Path Project Rev., 4.25%, 9/1/2038	250,000	263,770

Other Revenue — 0.0% (d)

State of Minnesota, 911 Services Public Safety Radio Communications System Project Rev., 5.00%, 6/1/2020	10,000	10,104

Total Minnesota		404,498

Mississippi — 0.7%

Education — 0.2%

Mississippi Development Bank, Special Obligation, Hinds County School District Project Rev., 4.00%, 3/1/2031	25,000	29,552

Mississippi State University Educational Building Corp., New Facilities and Refinancing Project Rev., 5.00%, 8/1/2025	35,000	42,466

University of Mississippi Educational Building Corp., Facilities Refinancing Project Series 2016A, Rev., 5.00%, 10/1/2030	40,000	49,575

		121,593

General Obligation — 0.3%

Harrison County School District GO, 4.00%, 6/1/2020	20,000	20,152

State of Mississippi

Series B, GO, 5.00%, 12/1/2025	20,000	24,643

Series 2015F, GO, 5.00%, 11/1/2028	35,000	42,898

Series A, GO, 5.00%, 11/1/2031	60,000	75,589

		163,282

Utility — 0.2%

West Rankin Utility Authority Rev., AGM, 5.00%, 1/1/2029	70,000	82,769

Total Mississippi		367,644

Missouri — 3.4%

General Obligation — 0.1%

Columbia School District GO, 5.00%, 3/1/2036	50,000	60,745

Hospital — 1.4%

Health and Educational Facilities Authority of the State of Missouri, City Art Institute Rev., 5.00%, 9/1/2030	200,000	254,554

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Hospital — continued

Health and Educational Facilities Authority of the State of Missouri, St. Luke’s Episcopal-Presbyterian Hospitals Series 2015B, Rev., 5.00%, 12/1/2026	165,000	198,569

Health and Educational Facilities Authority of the State of Missouri, Wright Memorial Hospital Rev., 5.00%, 9/1/2026	200,000	239,526

Missouri Development Finance Board, Fulton State Hospital Project Series 2016, Rev., 5.00%, 10/1/2025	25,000	29,688

		722,337

Other Revenue — 1.5%

Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Combined Lien Mass Transit Rev., 5.00%, 10/1/2030	350,000	474,754

Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects Series 2019C, Rev., 4.00%, 2/1/2034	295,000	335,731

		810,485

Transportation — 0.1%

Bi-State Development Agency, Metropolitan District, St. Clair County Metrolink Project Rev., AGM, 5.25%, 7/1/2024	40,000	47,477

Utility — 0.1%

County of Jackson, Harry S. Truman Sports Complex Project Rev., 5.00%, 12/1/2025	25,000	29,622

Water & Sewer — 0.2%

City of Kansas, Sanitary Sewer System Series B, Rev., 5.00%, 1/1/2033	25,000	32,081

Metropolitan St. Louis Sewer District Wastewater System Improvement Series 2017A, Rev., 5.00%, 5/1/2027	45,000	57,810

		89,891

Total Missouri		1,760,557

Montana — 0.4%

General Obligation — 0.4%

County of Missoula

Series 2016, GO, 4.00%, 7/1/2025	50,000	58,199

Series A, GO, 5.00%, 7/1/2030	120,000	149,281

		207,480

Total Montana		207,480

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Nebraska — 2.3%

Education — 0.1%

Nebraska State College Facilities Corp., CSC Rangeland Center and WSC U.S. Conn Library Projects Rev., 5.00%, 6/15/2020	25,000	25,299

University of Nebraska Facilities Corp., UNMC Global Center Project Series 2017, Rev., 5.00%, 12/15/2025	35,000	43,290

		68,589

Hospital — 0.5%

Nebraska Educational Health Cultural and Social Services Finance Authority, Immanuel Obligated Group Series 2019A, Rev., 4.00%, 1/1/2033	250,000	284,228

Utility — 1.6%

Central Plains Energy Project, Gas Project No. 3 Series 2017A, Rev., 5.00%, 9/1/2030	320,000	414,723

City of Lincoln, Electric System

Rev., 5.00%, 9/1/2026	85,000	107,024

Rev., 5.00%, 9/1/2028	50,000	63,768

Omaha Public Power District, Electric System Series B, Rev., 5.00%, 2/1/2025	120,000	141,729

Series 2016A, Rev., 5.00%, 2/1/2026	40,000	49,598

Series A, Rev., 5.00%, 2/1/2027	30,000	37,114

		813,956

Water & Sewer — 0.1%

City of Omaha, Sewer Rev., 5.00%, 4/1/2027	50,000	62,153

Total Nebraska		1,228,926

Nevada — 0.8%

General Obligation — 0.4%

Clark County School District, Limited Tax

Series A, GO, 5.00%, 6/15/2032	95,000	120,630

Series A, GO, 4.00%, 6/15/2035	90,000	105,520

		226,150

Other Revenue — 0.2%

City of Sparks, Senior Sales Tax Series 2019A, Rev., 2.50%, 6/15/2024 (f)	100,000	102,326

Transportation — 0.1%

Clark County Rev., 5.00%, 7/1/2028	25,000	31,990

Water & Sewer — 0.1%

Truckee Meadows Water Authority Rev., 5.00%, 7/1/2029	50,000	63,945

Total Nevada		424,411

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New Hampshire — 0.0% (d)

Other Revenue — 0.0% (d)

State of New Hampshire, Grant Anticipation Rev., 5.00%, 9/1/2020	10,000	10,201

New Jersey — 2.7%

General Obligation — 0.5%

City of Elizabeth, General Improvement GO, 4.00%, 8/15/2020	100,000	101,466

City of New Brunswick Series 2015, GO, 4.00%, 3/15/2024	10,000	11,241

City of North Wildwood GO, 5.00%, 8/1/2022	10,000	10,984

City of Vineland GO, AGM, 4.00%, 6/1/2020	10,000	10,076

City of Wildwood, Water and Sewer Utility GO, 4.00%, 9/15/2020	100,000	101,710

Manalapan-Englishtown Regional Board of Education GO, 4.00%, 10/1/2020	15,000	15,278

		250,755

Other Revenue — 0.7%

Passaic County Improvement Authority, City of Paterson Project Series 2017, Rev., 5.00%, 6/15/2025	10,000	12,102

Tobacco Settlement Financing Corp. Series 2018A, Rev., 5.00%, 6/1/2027	265,000	333,476

		345,578

Prerefunded — 0.4%

New Jersey Economic Development Authority, School Facilities Construction Series II, Rev., 5.00%, 3/1/2027 (e)	115,000	124,561

New Jersey Turnpike Authority Series A, Rev., 5.00%, 1/1/2031 (e)	65,000	70,017

		194,578

Transportation — 1.1%

New Jersey Transportation Trust Fund Authority Series 2019BB, Rev., 5.00%, 6/15/2032	250,000	314,467

New Jersey Transportation Trust Fund Authority, Transportation System Series A, Rev., 4.00%, 12/15/2031	250,000	292,140

		606,607

Total New Jersey		1,397,518

New Mexico — 1.9%

Education — 0.4%

University of New Mexico (The), Subordinated Lien System Improvement

Series 2014C, Rev., 5.00%, 6/1/2020	10,000	10,102

Rev., 5.00%, 6/1/2028	140,000	178,420

		188,522

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	109

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — 0.2%

City of Albuquerque, General Purpose Series 2016A, GO, 5.00%, 7/1/2023	75,000	85,294

Hospital — 0.0% (d)

New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services Series 2015A, Rev., 5.00%, 8/1/2025	25,000	30,215

Other Revenue — 1.0%

City of Albuquerque, Gross Receipts Series 2015A, Rev., 5.00%, 7/1/2026	240,000	291,519

New Mexico Finance Authority, Senior Lien Public Project Series 2013B, Rev., 5.00%, 6/1/2020	15,000	15,155

New Mexico Finance Authority, Senior Lien Public Project Revolving Fund

Series 2016C, Rev., 5.00%, 6/1/2022	30,000	32,833

Series 2016E, Rev., 5.00%, 6/1/2024	25,000	29,427

New Mexico Finance Authority, Subordinate Lien Public Project Series 2017B, Rev., 5.00%, 6/15/2020	10,000	10,120

State of New Mexico, Severance Tax Permanent Fund

Series 2010A, Rev., 5.00%, 7/1/2020	45,000	45,629

Series 2016B, Rev., 4.00%, 7/1/2021	80,000	83,461

		508,144

Transportation — 0.3%

New Mexico Finance Authority, State Transportation, Senior Lien Series 2010B, Rev., 5.00%, 6/15/2020	20,000	20,240

New Mexico Finance Authority, State Transportation, Subordinate Lien Series 2108A, Rev., 5.00%, 6/15/2027	100,000	128,392

		148,632

Water & Sewer — 0.0% (d)

Albuquerque Bernalillo County Water Utility Authority Series 2013A, Rev., 5.00%, 7/1/2020	10,000	10,138

Total New Mexico		970,945

New York — 4.0%

Education — 1.5%

Monroe County IDA, School Facility, Rochester School Modernization Project Rev., 5.00%, 5/1/2030	80,000	96,820

Monroe County Industrial Development Corp., School Facilities, Rochester Schools Modernization Project Rev., 5.00%, 5/1/2020	15,000	15,103

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Education — continued

New York State Dormitory Authority, Columbia University Series B, Rev., 5.00%, 10/1/2038	25,000	32,447

New York State Dormitory Authority, Montefiore Obligated Group

Series 2020A, Rev., AGM, 3.00%, 9/1/2050	150,000	161,001

Series 2020A, Rev., 4.00%, 9/1/2050	200,000	231,764

New York State Dormitory Authority, Rochester Institute of Technology Rev., 5.00%, 7/1/2020	10,000	10,137

New York State Dormitory Authority, School Districts Financing Program Series G, Rev., 5.00%, 4/1/2020	25,000	25,081

New York State Dormitory Authority, State University Dormitory Facilities Series 2011A, Rev., 5.00%, 7/1/2020	10,000	10,145

Orange County Funding Corp., Mount Saint Mary College Project Series 2012B, Rev., 4.00%, 7/1/2023	200,000	212,668

		795,166

General Obligation — 1.1%

City of New York Series I, Subseries I-3, GO, VRDO, LOC: Bank of America NA, 1.24%, 3/2/2020 (c)	300,000	300,000

City of New York, Fiscal Year 2012 Series I, GO, 5.00%, 8/1/2022	45,000	49,517

City of New York, Fiscal Year 2013

Series 2013J, GO, 5.00%, 8/1/2023	40,000	45,654

Series I, GO, 5.00%, 8/1/2023	25,000	28,534

City of New York, Fiscal Year 2017 Series C, GO, 4.00%, 8/1/2022	10,000	10,765

County of Clinton, Public Improvement GO, 5.00%, 7/15/2020	15,000	15,237

County of Onondaga GO, 5.00%, 3/15/2026	20,000	23,497

Farmingdale Union Free School District GO, 5.00%, 9/15/2020	10,000	10,230

Saratoga Springs City School District GO, 5.00%, 6/15/2020	15,000	15,183

Three Village Central School District Brookhaven and Smithtown GO, 4.00%, 5/1/2020	40,000	40,212

Union Free School District of The Tarrytowns GO, 5.00%, 5/1/2020	20,000	20,138

		558,967

Hospital — 0.0% (d)

New York State Dormitory Authority, Memorial Sloan, Kettering Cancer Center Series 2012-1, Rev., 5.00%, 7/1/2020	25,000	25,351

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Other Revenue — 0.3%

New York City Transitional Finance Authority, Building Aid Series 2018S-2, Rev., 5.00%, 7/15/2020 (e)	15,000	15,241

New York City Transitional Finance Authority, Building Aid, Fiscal Year 2012 Series 2012S-1A, Rev., 5.00%, 7/15/2020 (e)	15,000	15,238

New York City Transitional Finance Authority, Building Aid, Fiscal Year 2019 Series S-2A, Rev., 5.00%, 7/15/2025	50,000	61,051

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015 Series C, Rev., 5.00%, 11/1/2022	25,000	27,801

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2018 Series 1, Rev., 5.00%, 11/1/2026	25,000	31,717

New York Convention Center Development Corp., Hotel Unit fee Secured Rev., 5.00%, 11/15/2025	25,000	30,714

		181,762

Special Tax — 0.4%

New York State Urban Development Corp., State Personal Income Tax, General Purpose Series 2017-A, Rev., 5.00%, 3/15/2028	150,000	192,570

Transportation — 0.1%

Port Authority of New York and New Jersey Series 205, Rev., 5.00%, 11/15/2028	30,000	39,250

Water & Sewer — 0.6%

Erie County Water Authority Rev., 5.00%, 12/1/2027	20,000	25,443

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2014 Subseries AA-4, Rev., VRDO, LIQ: Bank of Montreal, 1.24%, 3/2/2020 (c)	300,000	300,000

		325,443

Total New York		2,118,509

North Carolina — 0.8%

Education — 0.1%

North Carolina Capital Facilities Finance Agency, Duke University Project Series 2016B, Rev., 5.00%, 10/1/2026	25,000	31,606

University of North Carolina at Charlotte (The) Series 2012A, Rev., 4.00%, 4/1/2020	25,000	25,063

		56,669

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — 0.1%

County of Davidson GO, 5.00%, 6/1/2027	35,000	44,949

State of North Carolina Series 2014A, GO, 5.00%, 6/1/2020	10,000	10,104

		55,053

Other Revenue — 0.5%

County of Onslow Rev., 5.00%, 12/1/2027	25,000	30,089

County of Wayne

Rev., 3.00%, 6/1/2020	25,000	25,133

Rev., 5.00%, 6/1/2024	25,000	29,279

State of North Carolina

Rev., GRAN, 5.00%, 3/1/2021	25,000	26,028

Series 2017B, Rev., 5.00%, 5/1/2028	100,000	127,959

State of North Carolina, Limited Obligation Series C, Rev., 5.00%, 5/1/2024	25,000	29,286

		267,774

Transportation — 0.1%

North Carolina Turnpike Authority, Triangle Expressway Systems, Senior Lien Rev., 5.00%, 1/1/2021	20,000	20,641

Total North Carolina		400,137

North Dakota — 0.0% (d)

Other Revenue — 0.0% (d)

North Dakota Public Finance Authority, State Revolving Fund Program Series 2011A, Rev., 5.00%, 10/1/2021	25,000	26,643

Ohio — 6.4%

Education — 1.7%

Bowling Green State University, A State University of Ohio Series 2016A, Rev., 5.00%, 6/1/2024	25,000	29,290

Cleveland State University Rev., 5.00%, 6/1/2020	10,000	10,101

Ohio Higher Educational Facility Commission Rev., 5.00%, 3/1/2027	55,000	65,212

Ohio Higher Educational Facility Commission, Denison University Series A, Rev., 5.00%, 11/1/2025	75,000	92,031

Ohio Higher Educational Facility Commission, Tiffin University 2019 Project Rev., 5.00%, 11/1/2034	125,000	150,752

Ohio Higher Educational Facility Commission, University of Findlay 2019 Project Rev., 5.00%, 3/1/2034	160,000	191,170

University of Akron (The) Series 2019A, Rev., 5.00%, 1/1/2030	250,000	330,490

		869,046

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	111

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — 0.5%

City of Reynoldsburg GO, 5.00%, 12/1/2026	15,000	18,951

Sidney City School District GO, 4.00%, 12/1/2026	105,000	125,288

State of Ohio, Highway Capital Improvements Bonds, Full Faith and Credit/Highway User Receipts Series R, GO, 5.00%, 5/1/2021	20,000	20,981

State of Ohio, Infrastructure Improvement Bonds Series A, GO, 5.00%, 9/1/2028	25,000	33,231

State of Ohio, Natural Resources Series V, GO, 5.00%, 10/1/2027	35,000	45,484

		243,935

Hospital — 1.0%

County of Warren, Otterbein Homes Series A, Rev., 4.00%, 7/1/2033	205,000	239,104

Ohio Higher Educational Facility Commission, Hospital, Cleveland Clinic Health System Series 2013-B-2, Rev., VRDO, LIQ: Bank of New York Mellon, 1.26%, 3/2/2020 (c)	250,000	250,000

State of Ohio, Cleveland Clinic Health System Obligated Group Series 2017A, Rev., 5.00%, 1/1/2028	25,000	32,520

		521,624

Housing — 0.1%

County of Warren, Otterbein Homes Obligated Group Series 2016A, Rev., 5.00%, 7/1/2027	50,000	61,245

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Ohio Water Development Authority, Water Pollution Control Loan Fund Series A, Rev., 5.00%, 12/1/2026	45,000	57,258

Other Revenue — 1.1%

Buckeye Tobacco Settlement Financing Authority Series 2020A-2, Class I, Rev., 4.00%, 6/1/2048	500,000	572,735

State of Ohio, Capital Facilities Lease-Appropriation Series 2018A, Rev., 5.00%, 6/1/2025	25,000	30,289

		603,024

Prerefunded — 0.4%

South-Western City School District, School Facilities Construction and Improvement Bonds GO, 5.00%, 12/1/2036 (e)	160,000	174,953

State of Ohio, Highway Capital Improvements Bonds, Full Faith and Credit/Highway User Receipts Series R, GO, 5.00%, 5/1/2025 (e)	25,000	29,345

		204,298

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Transportation — 0.3%

Ohio Turnpike and Infrastructure Commission Series A, Rev., 5.00%, 2/15/2027	135,000	171,511

Utility — 1.1%

American Municipal Power, Inc., Greenup Hydro-Electric Project Series 2016A, Rev., 5.00%, 2/15/2030	25,000	30,476

Lancaster Port Authority, Gas Supply Series 2019A, Rev., LIQ: Royal Bank of Canada, 5.00%, 2/1/2025 (c)	300,000	356,001

Ohio Air Quality Development Authority, American Electric Company Project Series 2014A, Rev., 2.40%, 10/1/2029 (c)	200,000	206,712

		593,189

Water & Sewer — 0.1%

Ohio Water Development Authority, Fresh Water Series 2016B, Rev., 5.00%, 6/1/2026	30,000	37,609

Total Ohio		3,362,739

Oklahoma — 1.6%

Education — 0.4%

Cleveland County Educational Facilities Authority, Norman Public Schools Project Series 2019, Rev., 5.00%, 6/1/2025	150,000	179,942

Other Revenue — 0.1%

Edmond Public Works Authority Rev., 4.00%, 7/1/2021	10,000	10,421

Edmond Public Works Authority, Sales Tax and Utility System Refunding Rev., 5.00%, 7/1/2020	40,000	40,547

Oklahoma Capitol Improvement Authority Series C, Rev., 5.00%, 1/1/2030	10,000	12,698

		63,666

Transportation — 0.9%

Grand River Dam Authority Series A, Rev., 5.00%, 6/1/2020	10,000	10,102

Oklahoma Capitol Improvement Authority, State Highway Rev., 5.00%, 7/1/2024	100,000	117,771

Oklahoma Development Finance Authority (The), Gilcrease Expressway West Project Rev., AMT, 1.63%, 7/6/2023	350,000	352,425

		480,298

Utility — 0.1%

Oklahoma Capitol Improvement Authority, Repair Project Series 2018C, Rev., 5.00%, 1/1/2036	45,000	56,527

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Water & Sewer — 0.1%

Oklahoma City Water Utilities Trust, Water and Sewer System Series 2013, Rev., 5.00%, 7/1/2021	25,000	26,397

Oklahoma Water Resources Board, Clean Water Program Rev., 5.00%, 4/1/2023	35,000	39,414

		65,811

Total Oklahoma		846,244

Oregon — 0.4%

General Obligation — 0.2%

City of Portland Series A, GO, 5.00%, 4/1/2025	30,000	36,302

Clackamas County School District No. 7J Lake Oswego GO, AGM, 5.25%, 6/1/2020	20,000	20,219

Metro GO, 5.00%, 6/1/2020	10,000	10,104

Washington County School District No. 1 West Union, Hillsborough School District GO, 5.00%, 6/15/2028	25,000	32,135

		98,760

Transportation — 0.2%

State of Oregon Department of Transportation Series 2015A, Rev., 4.00%, 11/15/2032	50,000	56,417

Tri-County Metropolitan Transportation District of Oregon Series A, Rev., 5.00%, 9/1/2030	45,000	57,932

		114,349

Total Oregon		213,109

Pennsylvania — 11.5%

Education — 2.1%

Bucks County Community College Authority Series 2019A, Rev., GTD, 5.00%, 6/15/2033	35,000	45,260

Delaware County Authority, Villanova University Rev., 5.00%, 8/1/2020	30,000	30,514

Montgomery County Higher Education and Health Authority, Arcadia University

Rev., 5.00%, 4/1/2034	250,000	321,218

Rev., 4.00%, 4/1/2035	205,000	238,843

Northampton County General Purpose Authority, Moravian College Project

Rev., 5.00%, 10/1/2020	95,000	97,088

Series 2016, Rev., 5.00%, 10/1/2027	185,000	221,928

Pennsylvania Higher Educational Facilities Authority, State System of Higher Education Series 2017AU-1, Rev., 5.00%, 6/15/2026	70,000	86,308

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Education — continued

Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania, Health System Rev., 5.00%, 8/15/2020	10,000	10,186

State Public School Building Authority, Community College Project Rev., 5.00%, 10/1/2027	25,000	31,006

		1,082,351

General Obligation — 5.8%

Abington School District GO, 5.00%, 10/1/2020	20,000	20,472

Aliquippa School District GO, 3.88%, 12/1/2037	200,000	226,224

Central Dauphin School District Series 2016A, GO, 4.00%, 11/15/2020	10,000	10,223

County of Chester GO, 5.00%, 11/15/2027	30,000	39,160

Daniel Boone Area School District Series 2017A, GO, 4.00%, 8/15/2020	15,000	15,210

Mifflinburg Area School District Series 2020A, GO, 4.00%, 6/15/2032 (b)	200,000	237,672

Pennsbury School District

GO, 4.50%, 8/1/2020	10,000	10,147

Seneca Valley School District Series 2015C, GO, 5.00%, 3/1/2028	30,000	35,990

Springfield School District Delaware County GO, 4.00%, 3/15/2020	40,000	40,042

Township of Palmer

Series 2020C, GO, 4.00%, 11/15/2031 (b)	300,000	359,073

Series 2020C, GO, 4.00%, 11/15/2032 (b)	400,000	477,752

Township of Upper St. Clair Series A, GO, 4.00%, 6/1/2025	20,000	23,108

Township of West Bradford GO, 4.00%, 12/15/2031 (b)	500,000	599,255

GO, 4.00%, 12/15/2032 (b)	520,000	620,532

West Mifflin School District GO, 3.00%, 4/1/2034	300,000	323,226

		3,038,086

Hospital — 1.8%

Berks County Industrial Development Authority, Healthcare Facilities Series 2017A, Rev., 5.00%, 5/15/2037	250,000	295,905

County of Lehigh, Health Network Hospital Series A, Rev., 4.00%, 7/1/2035	175,000	198,989

Lancaster County Hospital Authority, Saint Anne’s Retirement Community, Incorporated Project Rev., 5.00%, 3/1/2040	250,000	291,442

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	113

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Hospital — continued

Montgomery County Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 4.00%, 9/1/2038	135,000	156,699

		943,035

Industrial Development Revenue/Pollution Control Revenue — 0.4%

Montgomery County Industrial Development Authority, Waverly Heights Ltd. Project

Series 2019, Rev., 4.00%, 12/1/2037	100,000	112,937

Series 2019, Rev., 4.00%, 12/1/2038	100,000	112,738

		225,675

Other Revenue — 0.7%

Commonwealth Financing Authority, Tobacco Master Settlement Payment Rev., 5.00%, 6/1/2035	225,000	281,837

Monroeville Finance Authority, UPMC Obligated Group Rev., 5.00%, 2/15/2022	60,000	64,818

		346,655

Prerefunded — 0.2%

Pennsylvania Turnpike Commission Series B, Rev., 5.25%, 12/1/2041 (e)	100,000	107,820

Transportation — 0.4%

Pennsylvania Turnpike Commission

Series A-1, Rev., 5.00%, 12/1/2029	105,000	135,012

Series A-1, Rev., 5.00%, 12/1/2031	60,000	76,581

		211,593

Water & Sewer — 0.1%

Erie City Water Authority Series 2019D, Rev., 5.00%, 12/1/2027	65,000	83,374

Total Pennsylvania		6,038,589

Rhode Island — 0.2%

Education — 0.0% (d)

Rhode Island Health and Educational Building Corp., Brown University Issue Series A, Rev., 5.00%, 9/1/2026	10,000	12,612

General Obligation — 0.2%

State of Rhode Island and Providence Plantations, Consolidated Capital Development Loan of 2014 Series 2014A, GO, 3.00%, 11/1/2020	10,000	10,146

State of Rhode Island and Providence Plantations, Consolidated Capital Development Loan of 2018 Series 2018A, GO, 5.00%, 4/1/2029	75,000	98,351

		108,497

Total Rhode Island		121,109

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

South Carolina — 1.4%

Education — 0.1%

College of Charleston, Higher Education Facilities Series 2017A, Rev., 5.00%, 4/1/2020	25,000	25,078

South Carolina Jobs-Economic Development Authority, Wofford College Project Rev., 5.00%, 4/1/2029	10,000	13,087

University of South Carolina Series 2017A, Rev., 5.00%, 5/1/2020	25,000	25,169

		63,334

Industrial Development Revenue/Pollution Control Revenue — 0.3%

South Carolina Jobs-Economic Development Authority, South Carolina Episcopal Home at Still Homes Series 2018A, Rev., 5.00%, 4/1/2033	125,000	140,430

Transportation — 0.6%

Charleston County Airport District Rev., 5.00%, 7/1/2035	250,000	327,540

Utility — 0.3%

County of Richland, Utility System Rev., 5.00%, 3/1/2031	130,000	175,558

Water & Sewer — 0.1%

City of Charleston, Waterworks and Sewer System Rev., 5.00%, 1/1/2026	25,000	31,030

Total South Carolina		737,892

South Dakota — 0.2%

Housing — 0.1%

South Dakota Board of Regents, Housing and Auxiliary Facility System Rev., 5.00%, 4/1/2027	35,000	43,479

Other Revenue — 0.1%

City of Rapid City, Sales Tax Rev., 5.00%, 12/1/2023	25,000	28,803

South Dakota Conservancy District, State Revolving Fund Program Series 2018, Rev., 5.00%, 8/1/2025	35,000	42,735

		71,538

Total South Dakota		115,017

Tennessee — 1.3%

General Obligation — 0.6%

City of Johnson City Series 2016A, GO, 5.00%, 6/1/2023	15,000	17,008

City of Murfreesboro GO, 4.00%, 4/1/2025	25,000	28,221

County of Blount GO, 4.00%, 6/1/2020	10,000	10,079

County of Montgomery, Public Improvements GO, 4.00%, 4/1/2020	10,000	10,025

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

County of Robertson GO, 5.00%, 6/1/2025	25,000	30,318

County of Sullivan GO, 5.00%, 5/1/2026	30,000	37,375

County of Washington Series 2016A, GO, 4.00%, 6/1/2027	50,000	59,248

County of Williamson GO, 5.00%, 4/1/2024	20,000	23,396

County of Wilson GO, 4.00%, 4/1/2021	20,000	20,694

Metropolitan Government of Nashville and Davidson County Series 2015A, GO, 5.00%, 7/1/2025	10,000	12,194

Montgomery County, Public Improvement GO, 5.00%, 4/1/2027	25,000	31,987

State of Tennessee Series A, GO, 5.00%, 9/1/2025	25,000	29,672

		310,217

Hospital — 0.6%

Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project

Series 2019A, Rev., 5.00%, 10/1/2029	150,000	154,663

Series 2019A, Rev., 5.50%, 10/1/2034	150,000	157,863

		312,526

Prerefunded — 0.0% (d)

Metropolitan Government of Nashville and Davidson County GO, 5.00%, 7/1/2024 (e)	20,000	21,938

Utility — 0.1%

City of Chattanooga, Electric System Series A, Rev., 5.00%, 9/1/2020	10,000	10,209

Metropolitan Government of Nashville and Davidson County, Electric System Series 2014A, Rev., 5.00%, 5/15/2024	10,000	11,726

Tennessee Energy Acquisition Corp., Gas Project Series 2017A, Rev., 4.00%, 5/1/2023 (c)	20,000	21,793

		43,728

Total Tennessee		688,409

Texas — 9.5%

Education — 1.7%

Danbury Higher Education Authority, Inc., Golden Rule Schools, Inc. Series 2019A, Rev., 5.00%, 8/15/2039	250,000	266,683

Permanent University Fund — Texas A&M University System Series A, Rev., 5.00%, 7/1/2024	85,000	100,026

Regents of the University of Texas Series A, Rev., 5.00%, 2/15/2024	35,000	40,538

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Education — continued

Stephen F Austin State University, Financing System Board of Regents Series 2019A, Rev., 5.00%, 10/15/2026	60,000	75,104

Texas A&M University, Financing System

Series E, Rev., 5.00%, 5/15/2028	80,000	102,730

Series E, Rev., 5.00%, 5/15/2030	155,000	197,692

Texas State University, Financing System Rev., 5.00%, 3/15/2020	20,000	20,028

University of Texas (The), Board of Regents, Financing System Series 2016D, Rev., 5.00%, 8/15/2024	50,000	59,205

University of Texas System (The) Series I, Rev., 5.00%, 8/15/2022	10,000	11,027

		873,033

General Obligation — 4.4%

Alamo Community College District, Limited Tax GO, 5.00%, 2/15/2024	75,000	86,994

Allen Independent School District, School Building GO, PSF-GTD, 5.00%, 2/15/2032	55,000	67,426

City of Arlington GO, 5.00%, 8/15/2020	10,000	10,190

City of Bryan GO, 3.00%, 8/15/2020	10,000	10,098

City of Corpus Christi Series 2016A, GO, 4.00%, 3/1/2026	200,000	234,408

City of Denison Series 2019, GO, 5.00%, 2/15/2028	245,000	315,335

City of El Paso Series 2014A, GO, 5.00%, 8/15/2020	10,000	10,186

City of Fort Worth GO, 5.00%, 3/1/2020	25,000	25,000

City of Hutto GO, 5.00%, 8/1/2026	80,000	99,587

City of League City GO, 5.00%, 2/15/2027	20,000	24,797

City of Pflugerville GO, 5.00%, 8/1/2026	25,000	31,209

City of San Angelo GO, 5.00%, 2/15/2027	20,000	25,164

City of San Marcos GO, 5.00%, 8/15/2031	270,000	341,844

Clint Independent School District, Unlimited Tax Series A, GO, PSF-GTD, 5.00%, 2/15/2024	25,000	28,977

Coppell Independent School District, Unlimited Tax Series 2016D, GO, 5.00%, 8/15/2020	10,000	10,190

County of Bexar, Certificates of Obligation Series A, GO, 5.00%, 6/15/2031	110,000	137,685

County of Denton GO, 5.00%, 7/15/2020	10,000	10,152

County of Fort Bend Series 2016B, GO, 5.00%, 3/1/2022	35,000	37,890

County of Hays, Limited Tax GO, 5.00%, 2/15/2026	20,000	24,633

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	115

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

County of Montgomery, Unlimited Tax GO, 5.00%, 3/1/2025	25,000	29,978

County of Williamson, Limited Tax GO, 5.00%, 2/15/2026	40,000	49,658

Cypress-Fairbanks Independent School District, School Building Series 2015A, GO, PSF-GTD, 5.00%, 2/15/2025	20,000	23,980

Gregory-Portland Independent School District GO, PSF-GTD, 5.00%, 2/15/2033	30,000	36,658

Harris County, Unlimited Tax Series 2017A, GO, 5.00%, 10/1/2026	25,000	31,569

Laredo Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/1/2024	25,000	29,479

Marion Independent School District GO, PSF-GTD, 4.00%, 8/15/2033	280,000	329,896

North East Independent School District GO, PSF-GTD, 5.00%, 8/1/2025	20,000	24,349

Northside Independent School District GO, PSF-GTD, 5.00%, 8/15/2024	65,000	76,779

Pearland Independent School District Series A, GO, PSF-GTD, 5.00%, 2/15/2023	25,000	28,047

Prosper Independent School District, Unlimited Tax School Building GO, PSF-GTD, 5.00%, 2/15/2037	25,000	31,826

Rio Grande City Consolidated Independent School District GO, PSF-GTD, 4.00%, 8/15/2020	10,000	10,145

Sherman Independent School District Series A, GO, PSF-GTD, 5.00%, 2/15/2030	25,000	32,320

State of Texas, Transportation Commission Mobility Series 2015-A, GO, 5.00%, 10/1/2024	50,000	59,390

		2,325,839

Hospital — 0.0% (d)

Tarrant County Cultural Education Facilities Finance Corp. Scott and White Healthcare Project Series 2013A, Rev., 5.00%, 8/15/2020	25,000	25,455

Other Revenue — 0.3%

Metropolitan Transit Authority of Harris County Sales and Use Tax Series 2017B, Rev., 5.00%, 11/1/2020	10,000	10,273

Old Spanish Trail-Alemda Corridors Redevelopment Authority Rev.,, 5.00%, 9/1/2028	125,000	161,904

		172,177

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Transportation — 0.2%

Metropolitan Transit Authority of Harris County

Series 2017A, Rev., 5.00%, 11/1/2025	45,000	55,274

Series B, Rev., 5.00%, 11/1/2029	25,000	32,232

		87,506

Utility — 1.0%

Brushy Creek Regional Utility Authority, Inc., Water Treatment And Distribution Project Rev., 5.00%, 8/1/2026	85,000	105,633

City of Houston, Combined Utility System, First Lien Series 2018D, Rev., 5.00%, 11/15/2030	45,000	59,168

City of San Antonio, Electric and Gas Systems Rev., 5.00%, 2/1/2028	100,000	128,665

Lower Colorado River Authority, Transmission Contract, LCRA Transmission Services Corp. Project

Rev., 5.00%, 5/15/2020	30,000	30,250

Rev., 5.00%, 5/15/2035	155,000	197,652

		521,368

Water & Sewer — 1.9%

City of Amarillo, Waterworks and Sewer System Series 2015A, Rev., 4.00%, 4/1/2025	25,000	28,941

City of Dallas, Waterworks and Sewer System Rev., 5.00%, 10/1/2022	10,000	10,657

North Texas Municipal Water District Water System Rev., 5.00%, 9/1/2020	10,000	10,209

North Texas Municipal Water District, Mustang Creek Wastewater Interceptor System Rev., AGM, 5.00%, 6/1/2020	25,000	25,249

North Texas Municipal Water District, Water System Rev., 5.00%, 6/1/2027	20,000	25,701

San Antonio Water System Series A, Rev., 5.00%, 5/15/2025	25,000	30,316

San Antonio Water System, Water System Junior Lien Series 2019C, Rev., 5.00%, 5/15/2032	250,000	335,978

Tarrant Regional Water District Rev., 5.00%, 3/1/2025	125,000	150,229

Texas Water Development Board, State Water Implementation

Series 2017A, Rev., 5.00%, 4/15/2028	40,000	51,842

Series 2018A, Rev., 5.00%, 10/15/2028	50,000	65,643

Trinity River Authority Central Regional Wastewater System Rev., 5.00%, 8/1/2034	145,000	183,242

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Water & Sewer — continued

Trinity River Authority LLC, Tarrant County Water Project Rev., 5.00%, 2/1/2026	60,000	73,852

		991,859

Total Texas		4,997,237

Utah — 2.0%

Education — 0.3%

Utah Charter School Finance Authority Series A, Rev., 5.00%, 4/15/2030	110,000	142,826

General Obligation — 0.2%

Snyderville Basin Special Recreation District Series 2017, GO, 4.00%, 12/15/2025	100,000	117,860

Other Revenue — 0.3%

City of Park City Rev., 5.00%, 6/15/2022	30,000	32,853

City of South Jordan Rev., 5.00%, 8/15/2029	45,000	60,877

County of Summit, Sales Tax Rev., 5.00%, 12/15/2023	70,000	80,928

		174,658

Prerefunded — 0.1%

Utah State Board of Regents, University of Utah (The) Series B, Rev., 5.00%, 8/1/2026 (e)	25,000	28,526

Transportation — 0.8%

Utah Transit Authority Series A, Rev., BHAC-CR, 5.00%, 6/15/2035	295,000	425,033

Water & Sewer — 0.3%

Central Utah Water Conservancy District Series 2016A, Rev., 5.00%, 10/1/2028	25,000	31,462

Jordan Valley Water Conservancy District Series 2019A, Rev., 5.00%, 10/1/2029	25,000	31,399

North Davis County Sewer District Rev., 5.00%, 3/1/2020	50,000	50,000

Washington County Water Conservancy District

Series 2017A, Rev., 5.00%, 10/1/2021	10,000	10,667

Series 2012A, Rev., 4.50%, 10/1/2024	55,000	59,127

		182,655

Total Utah		1,071,558

Vermont — 1.0%

Education — 1.0%

Vermont Educational and Health Buildings Financing Agency, Landmark College Project Series A, Rev., VRDO, LOC: TD Bank NA, 1.26%, 3/2/2020 (c)	500,000	500,000

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Virginia — 1.8%

Education — 0.3%

Virginia College Building Authority, 21st Century College and Equipment Programs Series 2017B, Rev., 5.00%, 2/1/2024	75,000	87,097

Virginia College Building Authority, Public Higher Education Series 2011A, Rev., 5.00%, 9/1/2020	20,000	20,418

Virginia Public School Authority Series 2015-A, Rev., 4.00%, 8/1/2020	55,000	55,739

		163,254

General Obligation — 0.7%

City of Alexandria, Capital Improvement Series 2017A, GO, 5.00%, 7/15/2020	15,000	15,234

City of Richmond Series B, GO, 5.00%, 7/15/2027	175,000	225,888

Commonwealth of Virginia Series A, GO, 5.00%, 6/1/2030	25,000	33,116

County of Spotsylvania, Public Improvement GO, 5.00%, 7/15/2029	85,000	112,704

		386,942

Housing — 0.1%

Virginia Public Building Authority, Public Facilities Series A, Rev., 5.00%, 8/1/2022	25,000	27,516

Industrial Development Revenue/Pollution Control Revenue — 0.0% (d)

James City County Economic Development Authority, Virginia Capital Projects Rev., 5.00%, 6/15/2020	10,000	10,120

Other Revenue — 0.0% (d)

Greater Richmond Convention Center Authority, Hotel Tax Refunding Rev., 5.00%, 6/15/2020	10,000	10,119

Transportation — 0.7%

Peninsula Ports Authority, Dominion Term Association Project Rev., 1.70%, 10/1/2022 (c)	200,000	202,430

Virginia Commonwealth Transportation Board Series 2013-A, Rev., GAN, 5.00%, 3/15/2023	100,000	112,528

Virginia Resources Authority, Infrastructure, Pooled Financing Program Series 2013-C, Rev., 5.00%, 11/1/2023	35,000	40,222

		355,180

Water & Sewer — 0.0% (d)

Hampton Roads Sanitation District, Wastewater Series 2014A, Rev., 5.00%, 7/1/2021	15,000	15,843

Total Virginia		968,974

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	117

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Washington — 4.2%

Certificate of Participation/Lease — 0.2%

State of Washington Series 2015-C, COP, 5.00%, 1/1/2029	55,000	67,568

State of Washington, Local Agency Real and Personal Property Series 2018C, COP, 5.00%, 7/1/2020	30,000	30,410

		97,978

Education — 0.4%

University of Washington Rev., 5.00%, 4/1/2032	190,000	240,112

General Obligation — 2.6%

City of University Place, Limited Tax GO, 5.00%, 12/1/2026	85,000	105,839

Clark County School District No. 101 La Center, Unlimited Tax GO, 5.00%, 12/1/2029	50,000	65,035

County of King, Limited Tax

Series A, GO, 5.00%, 7/1/2025	50,000	59,857

Series B, GO, 5.00%, 12/1/2025	20,000	23,107

County of Pierce, Limited Tax Series 2013A, GO, 5.00%, 7/1/2020	10,000	10,139

County of Snohomish, Limited Tax GO, 5.00%, 12/1/2025	10,000	12,136

County of Spokane Series 2019A, GO, 5.00%, 12/1/2035	175,000	233,550

King County Public Hospital District No. 2, EvergreenHealth GO, 5.00%, 12/1/2031	105,000	123,689

King County School District No. 405 Bellevue, Credit Enhancement Program

GO, 5.00%, 12/1/2021	30,000	32,200

GO, 5.00%, 12/1/2026	20,000	25,433

King County School District No. 411 Issaquah GO, 5.00%, 12/1/2024	35,000	41,807

Mason County School District No. 309 Shelton, Unlimited Tax GO, 5.00%, 12/1/2029	45,000	57,029

Pasco School District No. 1, Franklin County, Unlimited Tax GO, 5.00%, 12/1/2030	35,000	45,006

Pierce and King Counties School District No. 417 Fife GO, 4.00%, 12/1/2020	75,000	76,789

Pierce County, White River School District No. 416 GO, 5.00%, 12/1/2025	50,000	61,672

Snohomish County School District No. 15 Edmonds

GO, 5.00%, 12/1/2025	25,000	30,852

GO, 5.00%, 12/1/2027	25,000	30,755

Snohomish County School District No. 4 Lake Stevens GO, 5.00%, 12/1/2024	25,000	29,773

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — continued

Spokane County, Mead School District No. 354 GO, 5.00%, 12/1/2024	20,000	23,818

State of Washington

Series R-2012A, GO, 5.00%, 7/1/2020	10,000	10,139

Series R-2015A, GO, 5.00%, 7/1/2020	20,000	20,278

Series 2015G, GO, 5.00%, 7/1/2026	125,000	149,694

State of Washington, Motor Vehicle Fuel Tax

Series 2019B, GO, 5.00%, 6/1/2020	10,000	10,104

Series R-2011C, GO, 5.00%, 7/1/2020	10,000	10,139

Series 2013E, GO, 5.00%, 2/1/2025	75,000	84,091

		1,372,931

Hospital — 0.1%

Washington Health Care Facilities Authority, Providence St. Joseph Health Series 2018B, Rev., 5.00%, 10/1/2028	30,000	39,269

Other Revenue — 0.1%

Washington State Convention Center Public Facilities District Rev., 5.00%, 7/1/2032	35,000	44,960

Prerefunded — 0.1%

City of Seattle, Municipal Light and Power Improvement Series 2011A, Rev., 5.00%, 2/1/2022 (e)	20,000	20,774

State of Washington, Various Purpose Series 2011A, GO, 5.00%, 8/1/2021 (e)	25,000	25,437

		46,211

Transportation — 0.1%

Central Puget Sound Regional Transit Authority, Sales Tax Series 2015S-1, Rev., 5.00%, 11/1/2024	30,000	35,749

Utility — 0.5%

Energy Northwest, Electric Series 2017A, Rev., 5.00%, 7/1/2028	55,000	70,558

Energy Northwest, Electric Generating Station

Series 2016-A, Rev., 5.00%, 7/1/2028	25,000	31,154

Series A, Rev., 5.00%, 7/1/2029	30,000	38,367

Grant County Public Utility District No. 2, Priest Rapids Hydroelectric Project Series 2014A, Rev., 5.00%, 1/1/2023	25,000	27,885

Pend Oreille County Public Utility District No. 1 Box Canyon, Green Bonds Rev., 5.00%, 1/1/2027	65,000	79,659

		247,623

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Water & Sewer — 0.1%

City of Bonney Lake, Water & Sewer System Rev., 4.00%, 12/1/2030	10,000	11,599

City of Seattle, Drainage and Wastewater System Improvement Rev., 4.00%, 4/1/2026	20,000	23,689

City of Seattle, Wastewater System Improvement Rev., 5.00%, 8/1/2024	35,000	41,422

		76,710

Total Washington		2,201,543

Wisconsin — 3.3%

Education — 1.5%

Public Finance Authority, Piedmont Community Charter School Rev., 5.00%, 6/15/2039	200,000	242,626

Public Finance Authority, Ultimate Medical Academy Project Series 2019A, Rev., 5.00%, 10/1/2029 (f)	150,000	181,003

Wisconsin Health and Educational Facilities Authority, Lawrence University of Wisconsin Rev., 4.00%, 2/1/2045 (b)	150,000	171,491

Wisconsin Health and Educational Facilities Authority, St. Camillus Health System Series 2019A, Rev., 5.00%, 11/1/2029	150,000	172,764

		767,884

General Obligation — 0.9%

City of Milwaukee, Promissory Notes Series N4 & B5, GO, 5.00%, 4/1/2023	85,000	95,775

Hamilton School District, School Building Improvement GO, 5.00%, 4/1/2025	60,000	72,537

State of Wisconsin

Series 2009C, GO, 4.50%, 5/1/2020	10,000	10,060

Series 3, GO, 5.00%, 11/1/2021	80,000	85,602

Series B, GO, 4.00%, 5/1/2023	40,000	44,052

Series 1, GO, 5.00%, 11/1/2024	40,000	47,686

Series 2, GO, 5.00%, 11/1/2026	50,000	62,794

Village of Pleasant Prairie GO, 4.00%, 8/1/2024	10,000	11,313

Village of Pleasant Prairie, Promissory Notes Series 2014A, GO, 5.00%, 9/1/2020	25,000	25,510

		455,329

Industrial Development Revenue/Pollution Control Revenue — 0.1%

State of Wisconsin Environmental Improvement Fund

Series A, Rev., 5.00%, 6/1/2025	35,000	42,605

Series A, Rev., 5.00%, 6/1/2026	20,000	25,128

		67,733

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Prerefunded — 0.2%

State of Wisconsin Series C, GO, 4.00%, 5/1/2026 (e)	25,000	25,928

State of Wisconsin, Clean Water Fund, Leveraged Loan Portfolio

Series 1, Rev., 5.00%, 6/1/2025 (e)	25,000	28,313

Rev., 5.00%, 6/1/2031 (e)	65,000	76,221

		130,462

Transportation — 0.6%

Wisconsin Department of Transportation

Series 1, Rev., 5.00%, 7/1/2020	10,000	10,138

Series 2, Rev., 5.00%, 7/1/2031	180,000	229,646

Series 2, Rev., 5.00%, 7/1/2032	50,000	63,683

		303,467

Water & Sewer — 0.0% (d)

State of Wisconsin Clean Water Fund Leveraged Loan Portfolio Series 1, Rev., 4.00%, 6/1/2020 (e)	15,000	15,118

Total Wisconsin		1,739,993

Total Municipal Bonds (Cost $48,377,719)		51,501,039

	SHARES
Short-Term Investments — 10.5%

Investment Companies — 10.5%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.02% (g) (h) (Cost $5,501,362)	5,501,376	5,501,376

Total Investments — 108.8% (Cost $53,879,081)		57,002,415

Liabilities in Excess of Other Assets — (8.8)%		(4,611,533)

NET ASSETS — 100.0%		52,390,882

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	119

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COP	Certificate of Participation
CR	Custodial Receipts
FGIC	Insured by Financial Guaranty Insurance Co.
GAN	Grant Anticipation Note
GO	General Obligation
GRAN	Grant Revenue Anticipation Note
GTD	Guaranteed
IDA	Industrial Development Authority
LIQ	Liquidity Agreement
LOC	Letter of Credit
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RAN	Revenue Anticipation Note
Rev.	Revenue
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(c)

   Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2020.

(d)	Amount rounds to less than 0.1% of net assets.
(e)	Security is prerefunded or escrowed to maturity.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 29, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. Treasury Obligations — 40.1%

U.S. Treasury Bonds

7.88%, 2/15/2021	3,073,000	3,267,583

8.13%, 5/15/2021	130,000	140,979

8.13%, 8/15/2021	2,852,000	3,144,776

8.00%, 11/15/2021	7,570,000	8,465,389

6.75%, 8/15/2026	1,391,000	1,892,629

6.63%, 2/15/2027	2,750,000	3,791,562

6.38%, 8/15/2027	380,000	526,300

6.13%, 11/15/2027	3,176,000	4,377,918

5.50%, 8/15/2028	160,000	217,275

5.25%, 11/15/2028	210,000	282,647

6.13%, 8/15/2029	150,000	217,617

6.25%, 5/15/2030	1,178,000	1,759,637

4.75%, 2/15/2037	1,486,000	2,249,897

5.00%, 5/15/2037	479,000	746,267

4.50%, 5/15/2038	2,074,000	3,104,195

3.50%, 2/15/2039	3,082,000	4,131,806

4.25%, 5/15/2039	822,000	1,207,056

4.50%, 8/15/2039	1,283,000	1,943,545

4.38%, 11/15/2039	356,000	532,164

4.63%, 2/15/2040	2,389,000	3,688,019

4.38%, 5/15/2040	78,000	117,085

3.13%, 11/15/2041	334,000	428,355

3.00%, 5/15/2042	145,000	182,655

2.75%, 8/15/2042	75,000	90,902

2.75%, 11/15/2042	236,000	286,039

2.50%, 2/15/2045	3,228,000	3,763,142

3.00%, 5/15/2045	2,368,000	3,007,730

3.00%, 11/15/2045	66,000	84,088

2.25%, 8/15/2046	4,598,000	5,148,323

3.00%, 2/15/2047	1,290,000	1,661,480

3.00%, 5/15/2047	21,000	27,060

2.75%, 8/15/2047	310,000	382,947

3.00%, 8/15/2048	39,000	50,737

3.38%, 11/15/2048	1,243,000	1,729,130

3.00%, 2/15/2049	2,052,000	2,681,066

2.25%, 8/15/2049	4,195,000	4,761,980

2.38%, 11/15/2049	3,562,000	4,153,626

2.00%, 2/15/2050	444,000	478,896

U.S. Treasury Notes

2.63%, 8/31/2020	400,000	402,719

1.38%, 9/15/2020	486,000	486,437

2.75%, 9/30/2020	250,000	252,217

2.88%, 10/31/2020	32,000	32,355

1.75%, 11/15/2020	1,342,000	1,347,714

1.88%, 12/15/2020	251,000	252,481

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

2.00%, 1/15/2021	311,000	313,381

2.25%, 2/15/2021	29,000	29,317

3.63%, 2/15/2021	257,000	263,164

2.00%, 2/28/2021	1,000,000	1,009,102

2.50%, 2/28/2021	936,000	949,163

1.25%, 3/31/2021	116,000	116,240

2.25%, 3/31/2021	529,000	535,695

2.38%, 4/15/2021	400,000	405,859

1.38%, 4/30/2021	390,000	391,356

2.25%, 4/30/2021	826,000	837,487

2.00%, 5/31/2021	986,000	997,824

2.63%, 6/15/2021	600,000	612,328

1.75%, 7/31/2021	620,000	626,636

1.50%, 8/31/2021	564,000	568,406

1.13%, 9/30/2021	3,164,000	3,172,528

2.88%, 10/15/2021	4,000,000	4,123,594

1.50%, 11/30/2021	1,100,000	1,110,957

2.63%, 12/15/2021	522,000	537,599

2.13%, 12/31/2021	100,000	102,176

1.50%, 1/31/2022	6,331,000	6,401,729

1.88%, 2/28/2022	330,000	336,291

2.38%, 3/15/2022	4,000,000	4,119,688

1.88%, 3/31/2022	2,661,000	2,714,428

1.75%, 6/15/2022	4,341,000	4,426,803

1.75%, 6/30/2022	3,695,000	3,768,611

1.88%, 9/30/2022	1,385,000	1,420,382

1.38%, 10/15/2022	556,000	563,124

1.63%, 11/15/2022	25,000	25,494

1.63%, 12/15/2022	300,000	306,164

2.00%, 2/15/2023	689,000	711,554

1.63%, 4/30/2023	1,911,000	1,955,192

1.63%, 5/31/2023	600,000	614,156

1.25%, 7/31/2023	5,200,000	5,262,969

1.38%, 8/31/2023	510,000	518,447

1.38%, 9/30/2023	15,431,000	15,692,604

2.88%, 9/30/2023	700,000	748,727

2.88%, 11/30/2023	2,077,000	2,227,582

2.25%, 12/31/2023	1,859,000	1,953,548

2.63%, 12/31/2023	621,000	661,219

2.25%, 1/31/2024	653,000	686,772

2.50%, 1/31/2024	3,854,000	4,090,058

2.13%, 2/29/2024	500,000	523,828

2.38%, 2/29/2024	10,212,000	10,799,988

2.13%, 3/31/2024	1,397,000	1,465,104

2.50%, 5/15/2024	100,000	106,547

2.00%, 5/31/2024	3,850,000	4,023,551

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	121

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. Treasury Obligations — continued

1.75%, 6/30/2024	1,967,000	2,036,767

1.75%, 7/31/2024	410,000	424,830

1.25%, 8/31/2024	800,000	811,750

1.88%, 8/31/2024	3,961,000	4,127,176

1.50%, 9/30/2024	100,000	102,617

1.50%, 11/30/2024	1,255,000	1,289,120

1.75%, 12/31/2024	142,000	147,569

1.38%, 1/31/2025	2,010,000	2,054,283

2.50%, 1/31/2025	450,000	484,066

2.00%, 2/15/2025	530,000	557,452

2.13%, 5/15/2025	163,000	172,755

2.25%, 11/15/2025	104,000	111,329

2.63%, 12/31/2025	2,439,000	2,665,560

1.63%, 2/15/2026	4,739,000	4,911,159

2.50%, 2/28/2026	136,000	147,932

2.25%, 3/31/2026	408,000	438,090

2.13%, 5/31/2026	200,000	213,516

1.88%, 7/31/2026	383,000	403,407

1.50%, 8/15/2026	507,000	522,170

1.38%, 8/31/2026	938,000	958,885

1.63%, 9/30/2026	150,000	155,719

1.63%, 10/31/2026	7,371,000	7,653,171

1.63%, 11/30/2026	2,000,000	2,077,187

1.75%, 12/31/2026	2,300,000	2,408,172

2.25%, 2/15/2027	1,800,000	1,946,250

1.13%, 2/28/2027	1,826,000	1,836,485

2.38%, 5/15/2027	1,900,000	2,075,750

2.25%, 11/15/2027	1,056,000	1,149,060

2.75%, 2/15/2028	29,000	32,734

2.88%, 5/15/2028	400,000	456,562

2.88%, 8/15/2028	55,000	62,949

3.13%, 11/15/2028	1,060,000	1,238,378

2.63%, 2/15/2029	1,746,000	1,972,434

2.38%, 5/15/2029	734,000	814,969

1.75%, 11/15/2029	950,000	1,004,328

Total U.S. Treasury Obligations (Cost $207,056,062)		217,788,378

Mortgage-Backed Securities — 26.1%

FHLMC Gold Pools, 15 Year

Pool # G14541, 2.50%, 8/1/2022	21,222	21,782

Pool # J10548, 4.00%, 8/1/2024	56,091	59,078

Pool # G14005, 4.00%, 10/1/2025	71,817	75,664

Pool # J15449, 4.00%, 5/1/2026	196,032	206,050

Pool # J17783, 3.00%, 1/1/2027	38,891	40,316

Pool # G14781, 3.50%, 3/1/2027	121,237	127,246

Pool # G15201, 4.00%, 5/1/2027	53,250	56,086

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # J20129, 2.50%, 8/1/2027	26,653	27,433

Pool # G15438, 4.00%, 9/1/2027	37,051	39,035

Pool # G15602, 2.50%, 11/1/2027	123,561	127,268

Pool # E09028, 2.00%, 3/1/2028	175,975	180,098

Pool # J23362, 2.00%, 4/1/2028	169,651	173,614

Pool # G14865, 2.50%, 4/1/2028	107,885	111,123

Pool # G18466, 2.00%, 5/1/2028	25,677	26,277

Pool # G16762, 3.50%, 12/1/2028	55,217	57,917

Pool # G15601, 2.50%, 1/1/2029	106,738	110,077

Pool # G14957, 3.50%, 1/1/2029	228,064	240,009

Pool # G16570, 4.00%, 7/1/2029	36,839	38,800

Pool # G15164, 3.00%, 9/1/2029	22,484	23,406

Pool # G18540, 2.50%, 2/1/2030	69,249	71,351

Pool # G18556, 2.50%, 6/1/2030	82,315	84,813

Pool # V60840, 3.00%, 6/1/2030	19,518	20,392

Pool # G16622, 3.00%, 11/1/2030	79,375	82,570

Pool # G16019, 3.50%, 12/1/2030	44,106	46,252

Pool # J33545, 3.00%, 1/1/2031	193,978	203,038

Pool # G16044, 2.50%, 1/1/2032	209,276	215,735

Pool # J36524, 3.00%, 3/1/2032	233,946	243,408

Pool # J36660, 3.00%, 3/1/2032	149,758	156,598

Pool # J38270, 2.50%, 1/1/2033	749,728	772,704

Pool # G16568, 2.50%, 4/1/2033	314,650	324,293

Pool # G18685, 3.50%, 4/1/2033	84,271	88,301

Pool # G18706, 3.00%, 9/1/2033	34,676	35,980

Pool # G18730, 3.50%, 4/1/2034	153,401	161,224

Pool # G18736, 3.00%, 6/1/2034	100,319	104,153

FHLMC Gold Pools, 20 Year

Pool # G30585, 4.00%, 2/1/2032	26,843	28,938

Pool # C91447, 3.50%, 5/1/2032	57,940	61,305

Pool # K90941, 3.50%, 8/1/2033	87,096	92,385

Pool # C91911, 2.50%, 1/1/2037	34,950	36,156

Pool # C91925, 3.50%, 4/1/2037	700,323	738,071

Pool # C91974, 4.00%, 11/1/2037	278,863	296,343

Pool # C92000, 4.00%, 6/1/2038	116,511	123,725

FHLMC Gold Pools, 30 Year

Pool # V81680, 4.50%, 12/1/2034	145,192	160,738

Pool # A30892, 5.00%, 1/1/2035	149,510	168,695

Pool # A34212, 6.00%, 4/1/2035	23,735	26,042

Pool # A39210, 5.50%, 10/1/2035	51,825	59,089

Pool # V83754, 5.50%, 1/1/2036	68,595	78,260

Pool # A82255, 5.50%, 9/1/2036	127,305	145,245

Pool # A89760, 4.50%, 12/1/2039	52,793	58,441

Pool # A92197, 5.00%, 5/1/2040	128,328	144,802

Pool # G06856, 6.00%, 5/1/2040	19,757	23,351

Pool # A93359, 4.00%, 8/1/2040	38,225	41,569

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # G06222, 4.00%, 1/1/2041	600,071	652,511

Pool # G07794, 5.50%, 6/1/2041	20,364	23,212

Pool # Q03514, 4.50%, 9/1/2041	136,754	151,033

Pool # Q03516, 4.50%, 9/1/2041	54,549	60,244

Pool # Q04088, 3.50%, 10/1/2041	62,062	66,230

Pool # Q04688, 4.00%, 11/1/2041	24,896	27,076

Pool # G08477, 3.50%, 2/1/2042	21,463	22,904

Pool # Q06771, 3.00%, 3/1/2042	77,995	81,863

Pool # C03858, 3.50%, 4/1/2042	179,335	191,161

Pool # Q08646, 3.50%, 6/1/2042	57,727	61,533

Pool # Q13477, 3.00%, 12/1/2042	231,223	242,689

Pool # Q14321, 3.00%, 12/1/2042	63,628	66,783

Pool # C04420, 3.00%, 1/1/2043	325,909	342,070

Pool # Q14694, 3.00%, 1/1/2043	2,180,667	2,305,799

Pool # G61723, 3.50%, 1/1/2043	138,048	149,969

Pool # Q15020, 4.00%, 1/1/2043	49,375	53,799

Pool # C09031, 2.50%, 2/1/2043	203,509	210,741

Pool # Q17370, 3.00%, 4/1/2043	245,427	261,074

Pool # V80026, 3.00%, 4/1/2043	99,562	104,512

Pool # Q17374, 4.00%, 4/1/2043	157,215	175,171

Pool # Q20542, 3.00%, 7/1/2043	89,762	94,225

Pool # C09044, 3.50%, 7/1/2043	39,696	42,245

Pool # G62033, 4.00%, 11/1/2043	277,377	302,395

Pool # G08585, 3.50%, 5/1/2044	31,808	33,697

Pool # G08599, 3.50%, 8/1/2044	143,457	151,978

Pool # Q27903, 4.00%, 8/1/2044	176,080	189,865

Pool # G08607, 4.50%, 9/1/2044	73,183	80,611

Pool # Z40090, 4.50%, 9/1/2044	75,575	83,245

Pool # G60183, 4.00%, 12/1/2044	73,838	80,495

Pool # G61617, 4.50%, 1/1/2045	41,578	46,031

Pool # Q31596, 3.50%, 2/1/2045	96,485	102,223

Pool # Q33006, 3.50%, 4/1/2045	60,788	64,331

Pool # V81760, 4.00%, 5/1/2045	46,887	50,523

Pool # Q33870, 3.50%, 6/1/2045	352,655	373,235

Pool # Q34508, 3.50%, 6/1/2045	1,230,097	1,301,881

Pool # G08651, 4.00%, 6/1/2045	286,613	308,834

Pool # G08653, 3.00%, 7/1/2045	138,081	144,404

Pool # G62035, 4.50%, 7/1/2045	125,601	138,593

Pool # G08659, 3.50%, 8/1/2045	114,665	121,347

Pool # Q35460, 3.50%, 8/1/2045	219,127	233,439

Pool # Q35223, 4.00%, 8/1/2045	33,046	35,207

Pool # G60480, 4.50%, 11/1/2045	178,787	196,949

Pool # G61796, 4.50%, 12/1/2045	164,612	182,239

Pool # G08697, 3.00%, 3/1/2046	1,190,050	1,242,751

Pool # Q39844, 3.50%, 4/1/2046	326,978	344,442

Pool # G61260, 4.50%, 4/1/2046	50,817	56,047

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # G08710, 3.00%, 6/1/2046	36,391	38,003

Pool # Q42045, 3.50%, 7/1/2046	54,853	58,746

Pool # G08724, 2.50%, 9/1/2046	33,551	34,667

Pool # G61730, 3.00%, 9/1/2046	284,416	298,579

Pool # Q43252, 3.00%, 9/1/2046	293,754	306,763

Pool # G61537, 3.50%, 9/1/2046	132,208	139,924

Pool # Q42921, 3.50%, 9/1/2046	192,568	206,235

Pool # G61235, 4.50%, 9/1/2046	60,735	67,212

Pool # G61071, 3.00%, 10/1/2046	56,628	59,293

Pool # Q44608, 4.00%, 10/1/2046	132,680	142,017

Pool # Q43892, 4.50%, 10/1/2046	135,520	152,310

Pool # G08736, 2.50%, 12/1/2046	27,367	28,277

Pool # G08747, 3.00%, 2/1/2047	487,072	508,642

Pool # G61623, 3.00%, 4/1/2047	64,566	67,527

Pool # G60985, 3.00%, 5/1/2047	237,808	250,583

Pool # G60996, 3.50%, 5/1/2047	109,688	116,762

Pool # Q47884, 4.00%, 5/1/2047	63,243	67,484

Pool # Q49796, 3.50%, 8/1/2047	268,929	288,280

Pool # G08775, 4.00%, 8/1/2047	129,613	138,304

Pool # V83480, 3.50%, 10/1/2047	42,706	44,940

Pool # Q51779, 4.00%, 10/1/2047	175,028	186,765

Pool # G61465, 4.50%, 11/1/2047	333,475	360,888

Pool # G08791, 3.00%, 12/1/2047	195,701	203,346

Pool # G61681, 3.00%, 12/1/2047	23,554	24,476

Pool # Q52866, 3.00%, 12/1/2047	56,393	59,623

Pool # G08793, 4.00%, 12/1/2047	117,342	125,211

Pool # G08796, 3.50%, 1/1/2048	46,357	48,778

Pool # Q53751, 3.50%, 1/1/2048	483,459	508,706

Pool # Q53872, 4.00%, 1/1/2048	137,095	147,838

Pool # G08799, 3.00%, 2/1/2048	754,007	783,462

Pool # G08800, 3.50%, 2/1/2048	199,470	209,886

Pool # G08812, 3.00%, 4/1/2048	106,387	109,810

Pool # G08829, 3.00%, 7/1/2048	124,699	128,711

Pool # G08823, 3.50%, 7/1/2048	478,275	498,795

Pool # Q57420, 4.50%, 7/1/2048	103,695	111,356

Pool # G08835, 3.50%, 9/1/2048	35,301	36,816

Pool # Q58587, 3.50%, 9/1/2048	49,922	52,064

Pool # Q58632, 3.50%, 9/1/2048	32,626	34,057

Pool # G08836, 4.00%, 9/1/2048	201,220	212,532

Pool # G08837, 4.50%, 9/1/2048	19,441	20,830

Pool # G08841, 3.50%, 10/1/2048	77,532	80,858

Pool # G08842, 4.00%, 10/1/2048	449,087	474,335

Pool # G61737, 3.50%, 11/1/2048	535,159	569,435

Pool # Q59812, 4.00%, 11/1/2048	37,601	39,712

Pool # V84897, 4.00%, 11/1/2048	194,405	205,968

Pool # G61885, 4.50%, 11/1/2048	95,131	101,617

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	123

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # Q62573, 3.50%, 12/1/2048	354,491	369,700

Pool # G08853, 4.50%, 12/1/2048	72,276	77,441

Pool # Q62234, 4.50%, 12/1/2048	292,621	319,270

Pool # G67718, 4.00%, 1/1/2049	32,012	34,594

Pool # G08862, 4.00%, 2/1/2049	126,823	133,935

Pool # G08875, 3.00%, 3/1/2049	112,171	115,772

Pool # G08872, 4.00%, 4/1/2049	60,153	63,616

Pool # G08874, 5.00%, 4/1/2049	42,330	46,009

Pool # Q63756, 3.00%, 5/1/2049	212,254	223,473

Pool # G08876, 3.50%, 5/1/2049	255,248	265,287

Pool # Q63474, 4.00%, 5/1/2049	68,335	72,399

Pool # Q63595, 4.00%, 5/1/2049	164,353	174,127

Pool # G08887, 3.00%, 6/1/2049	176,879	182,504

Pool # G08881, 3.50%, 6/1/2049	67,880	70,550

Pool # G08882, 4.00%, 6/1/2049	124,588	131,771

FHLMC UMBS, 15 Year

Pool # ZS8368, 4.50%, 3/1/2024	152,606	158,894

Pool # ZK2080, 4.00%, 1/1/2025	130,436	137,349

Pool # ZA2587, 4.00%, 9/1/2025	27,228	28,716

Pool # ZK2723, 3.50%, 11/1/2025	47,930	50,323

Pool # ZA2599, 3.00%, 12/1/2025	33,624	34,837

Pool # ZK3540, 3.00%, 9/1/2026	200,072	207,499

Pool # ZS8460, 3.00%, 4/1/2027	45,548	47,231

Pool # SB0031, 3.50%, 10/1/2027	89,052	93,349

Pool # SB0071, 2.50%, 5/1/2030	69,587	71,595

Pool # SB0077, 3.50%, 10/1/2034	229,975	240,895

Pool # SB8031, 2.50%, 2/1/2035	449,729	462,044

FHLMC UMBS, 20 Year

Pool # ZS9058, 5.00%, 11/1/2031	46,256	50,509

Pool # ZA2277, 3.00%, 9/1/2032	157,694	164,972

Pool # ZJ9491, 3.50%, 12/1/2032	31,979	33,926

Pool # RB5001, 3.50%, 7/1/2039	79,639	83,500

Pool # SC0014, 3.00%, 10/1/2039	30,770	31,996

Pool # RB5026, 2.50%, 11/1/2039	148,101	152,192

FHLMC UMBS, 30 Year

Pool # ZI3765, 5.50%, 11/1/2035	49,454	56,358

Pool # ZS2546, 5.00%, 2/1/2039	39,235	44,171

Pool # ZI9396, 5.50%, 11/1/2039	72,676	82,784

Pool # ZJ0449, 4.00%, 9/1/2040	49,881	54,215

Pool # ZL3548, 3.50%, 8/1/2042	228,908	243,889

Pool # ZA6807, 4.50%, 8/1/2042	117,910	130,365

Pool # ZS4077, 3.50%, 1/1/2044	39,605	42,654

Pool # ZL8869, 3.50%, 12/1/2044	59,040	62,859

Pool # ZS4596, 3.50%, 12/1/2044	25,889	27,414

Pool # ZL9010, 3.50%, 1/1/2045	28,794	30,656

Pool # ZS4609, 3.00%, 4/1/2045	117,871	123,213

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # ZM0037, 3.50%, 8/1/2045	463,286	490,055

Pool # ZS9809, 4.50%, 9/1/2045	52,264	57,542

Pool # ZA4628, 4.00%, 3/1/2046	89,420	97,437

Pool # SD0073, 4.50%, 6/1/2046	155,159	171,012

Pool # ZM1621, 4.50%, 9/1/2046	215,686	244,971

Pool # ZM1819, 4.00%, 10/1/2046	137,005	146,459

Pool # SD0146, 3.00%, 11/1/2046	424,688	443,298

Pool # ZM2209, 3.50%, 12/1/2046	424,430	446,853

Pool # ZA4816, 4.00%, 2/1/2047	68,347	73,931

Pool # ZM3134, 3.50%, 5/1/2047	269,874	287,004

Pool # ZT0132, 4.00%, 5/1/2047	212,094	226,892

Pool # SD0225, 3.00%, 12/1/2047	1,220,295	1,275,293

Pool # ZS4750, 3.00%, 1/1/2048	92,184	95,741

Pool # ZM6887, 3.00%, 5/1/2048	221,683	228,694

Pool # ZS4777, 3.50%, 7/1/2048	26,831	27,969

Pool # ZA5677, 4.00%, 9/1/2048	116,754	123,629

Pool # ZT1597, 3.00%, 12/1/2048	79,928	82,456

Pool # ZA6286, 4.00%, 2/1/2049	671,201	719,490

Pool # ZT1776, 3.50%, 3/1/2049	150,030	155,856

Pool # ZN5087, 4.00%, 4/1/2049	400,324	427,018

Pool # ZT1864, 4.00%, 4/1/2049	20,316	21,475

Pool # ZT1951, 3.50%, 5/1/2049	50,898	52,874

Pool # ZT1952, 4.00%, 5/1/2049	309,378	327,031

Pool # QA4907, 3.00%, 6/1/2049	349,994	363,522

Pool # ZT2086, 3.50%, 6/1/2049	271,520	282,063

Pool # ZT2087, 4.00%, 6/1/2049	120,766	127,657

Pool # SD0040, 3.00%, 7/1/2049	152,753	157,598

Pool # SD7502, 3.50%, 7/1/2049	403,353	427,820

Pool # SD8001, 3.50%, 7/1/2049	93,651	97,312

Pool # SD7501, 4.00%, 7/1/2049	215,053	233,848

Pool # QA1790, 3.00%, 8/1/2049	243,604	251,331

Pool # QA1997, 3.00%, 8/1/2049	72,546	74,848

Pool # SD8005, 3.50%, 8/1/2049	335,223	348,329

Pool # SD8006, 4.00%, 8/1/2049	179,769	190,114

Pool # SD8014, 5.00%, 8/1/2049	499,828	542,875

Pool # SD8016, 3.00%, 10/1/2049	85,946	88,673

Pool # SD8023, 2.50%, 11/1/2049	26,651	27,192

Pool # SD8025, 3.50%, 11/1/2049	812,764	844,541

Pool # SD8029, 2.50%, 12/1/2049	350,269	357,382

FNMA UMBS, 15 Year

Pool # AC3256, 4.50%, 9/1/2024	52,859	55,337

Pool # AC8711, 4.00%, 12/1/2024	63,539	66,898

Pool # AC7007, 4.50%, 1/1/2025	70,594	74,122

Pool # AL9580, 4.00%, 3/1/2025	46,906	49,386

Pool # 932724, 4.00%, 4/1/2025	19,233	20,255

Pool # AE0971, 4.00%, 5/1/2025	93,818	98,777

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # AH4450, 3.00%, 1/1/2026	48,778	50,540

Pool # AE0939, 3.50%, 2/1/2026	106,987	112,329

Pool # AL3042, 4.50%, 3/1/2026	27,013	28,253

Pool # BM5713, 4.50%, 1/1/2027	329,692	343,997

Pool # AK4047, 3.00%, 2/1/2027	45,897	47,559

Pool # AL4586, 4.00%, 2/1/2027	111,591	117,525

Pool # AB5095, 3.00%, 5/1/2027	40,511	42,096

Pool # AO0527, 3.00%, 5/1/2027	57,082	59,258

Pool # AO4400, 2.50%, 7/1/2027	133,581	137,439

Pool # AB5823, 3.50%, 8/1/2027	202,453	212,867

Pool # AL8138, 4.00%, 9/1/2027	64,058	67,465

Pool # AB6811, 2.50%, 10/1/2027	32,155	33,083

Pool # AQ9442, 2.00%, 12/1/2027	60,584	62,050

Pool # AB8447, 2.50%, 2/1/2028	56,622	58,256

Pool # AR4180, 2.50%, 2/1/2028	26,953	27,766

Pool # AL3802, 3.00%, 2/1/2028	179,905	186,557

Pool # AP6059, 2.00%, 6/1/2028	26,142	26,742

Pool # BM5381, 3.00%, 6/1/2028	189,522	196,530

Pool # BM1892, 2.50%, 9/1/2028	56,980	58,639

Pool # AU6682, 3.00%, 9/1/2028	33,069	34,354

Pool # AS0761, 3.00%, 10/1/2028	71,825	74,617

Pool # AU6961, 3.00%, 10/1/2028	130,789	135,874

Pool # AL6132, 4.50%, 3/1/2029	51,074	53,661

Pool # FM1105, 2.50%, 6/1/2029	113,549	116,826

Pool # AS3345, 2.00%, 7/1/2029	19,346	19,791

Pool # MA2061, 3.00%, 10/1/2029	144,208	149,843

Pool # AL7205, 3.50%, 12/1/2029	274,708	288,679

Pool # BM4202, 3.50%, 12/1/2029	166,041	174,486

Pool # FM1465, 3.00%, 5/1/2030	322,953	336,379

Pool # 890666, 2.00%, 6/1/2030	66,658	68,190

Pool # MA2684, 3.00%, 7/1/2031	247,815	257,682

Pool # AL9418, 3.50%, 8/1/2031	93,073	98,463

Pool # BD5647, 2.00%, 11/1/2031	32,768	33,471

Pool # 890776, 3.50%, 11/1/2031	70,477	74,013

Pool # BM5490, 3.50%, 11/1/2031	48,534	50,968

Pool # BM4993, 3.50%, 3/1/2032	111,969	117,523

Pool # BM4741, 3.00%, 4/1/2032	35,500	36,880

Pool # BE8694, 3.50%, 7/1/2032	86,869	91,953

Pool # MA3124, 2.50%, 9/1/2032	108,121	111,386

Pool # CA0775, 2.50%, 11/1/2032	62,823	64,810

Pool # MA3188, 3.00%, 11/1/2032	61,958	64,440

Pool # BH7081, 2.50%, 12/1/2032	114,013	117,456

Pool # BH8720, 3.50%, 12/1/2032	68,602	72,758

Pool # FM1161, 2.50%, 1/1/2033	91,844	94,824

Pool # FM1691, 2.50%, 1/1/2033	39,249	40,417

Pool # MA3353, 4.00%, 4/1/2033	55,542	58,424

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # BM5716, 4.00%, 6/1/2033	221,519	234,737

Pool # MA3393, 4.00%, 6/1/2033	357,973	376,631

Pool # FM1123, 4.00%, 9/1/2033	365,514	388,336

Pool # FM2153, 4.00%, 11/1/2033	356,352	375,190

Pool # MA3547, 3.00%, 12/1/2033	26,519	27,503

Pool # BD9105, 4.00%, 1/1/2034	133,632	141,767

Pool # BM5306, 4.00%, 1/1/2034	17,936	19,108

Pool # FM1842, 3.50%, 6/1/2034	628,654	660,033

Pool # MA3764, 2.50%, 9/1/2034	37,573	38,602

Pool # MA3910, 2.00%, 1/1/2035	54,390	55,182

FNMA UMBS, 20 Year

Pool # AE6799, 4.50%, 11/1/2030	99,936	108,075

Pool # AL4165, 4.50%, 1/1/2031	24,243	26,218

Pool # MA0885, 3.50%, 10/1/2031	70,236	74,319

Pool # AL6159, 4.50%, 1/1/2032	104,677	113,203

Pool # AB4853, 3.00%, 4/1/2032	69,364	72,566

Pool # MA1058, 3.00%, 5/1/2032	28,781	30,110

Pool # MA1314, 2.50%, 1/1/2033	38,471	39,630

Pool # AL5145, 4.00%, 10/1/2033	100,472	108,438

Pool # AS0901, 4.00%, 11/1/2033	28,198	30,434

Pool # MA2079, 4.00%, 11/1/2034	33,779	36,425

Pool # AL8620, 3.00%, 2/1/2035	47,364	49,560

Pool # AS4442, 3.00%, 2/1/2035	147,661	154,508

Pool # MA2287, 3.00%, 6/1/2035	90,161	94,359

Pool # AL6970, 3.50%, 7/1/2035	64,058	67,708

Pool # AL7654, 3.00%, 9/1/2035	157,785	165,132

Pool # MA2508, 4.00%, 1/1/2036	123,243	132,814

Pool # FM1133, 4.00%, 6/1/2036	73,036	78,758

Pool # MA3099, 4.00%, 8/1/2037	269,342	286,108

Pool # BM5330, 2.50%, 12/1/2037	119,489	123,547

Pool # MA3215, 3.50%, 12/1/2037	22,878	24,097

Pool # MA3519, 4.00%, 11/1/2038	51,917	55,115

Pool # MA3660, 3.50%, 5/1/2039	31,414	32,934

Pool # MA3702, 3.00%, 6/1/2039	16,904	17,565

Pool # MA3683, 3.50%, 6/1/2039	117,697	123,398

Pool # FM1295, 3.50%, 8/1/2039	73,067	76,669

Pool # MA3800, 3.00%, 10/1/2039	122,417	127,202

FNMA UMBS, 30 Year

Pool # 254447, 6.00%, 9/1/2032	42,803	49,642

Pool # 711215, 5.50%, 6/1/2033	29,629	33,780

Pool # AA1005, 5.00%, 12/1/2033	23,852	26,728

Pool # 725232, 5.00%, 3/1/2034	20,254	22,696

Pool # 790003, 6.00%, 8/1/2034	23,748	28,012

Pool # 735503, 6.00%, 4/1/2035	70,518	82,773

Pool # 190360, 5.00%, 8/1/2035	57,351	64,666

Pool # 904601, 6.00%, 11/1/2036	68,823	81,790

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	125

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # 888538, 5.50%, 1/1/2037	40,217	45,832

Pool # AB0284, 6.00%, 2/1/2037	78,446	92,835

Pool # AL2627, 5.00%, 7/1/2037	37,567	42,096

Pool # 956965, 6.50%, 12/1/2037	21,991	24,679

Pool # BH7907, 6.50%, 12/1/2037	30,053	36,202

Pool # 961793, 5.00%, 3/1/2038	150,000	168,858

Pool # 985661, 5.50%, 6/1/2038	24,850	28,308

Pool # AU7519, 3.50%, 9/1/2038	70,394	74,883

Pool # AA7402, 4.50%, 6/1/2039	224,301	248,209

Pool # BC1637, 5.00%, 6/1/2039	86,560	97,420

Pool # AL0100, 6.00%, 10/1/2039	97,678	115,501

Pool # AC4886, 5.00%, 11/1/2039	54,265	61,126

Pool # 190399, 5.50%, 11/1/2039	167,857	191,213

Pool # AD0700, 5.50%, 1/1/2040	93,102	106,044

Pool # AS4787, 3.00%, 4/1/2040	373,495	390,427

Pool # AB1143, 4.50%, 6/1/2040	160,840	177,392

Pool # AD6938, 4.50%, 6/1/2040	218,676	241,181

Pool # AD5479, 5.00%, 6/1/2040	60,693	68,431

Pool # AB1259, 5.00%, 7/1/2040	79,055	89,133

Pool # AB1292, 5.00%, 8/1/2040	44,501	50,174

Pool # AB1421, 5.00%, 9/1/2040	75,259	84,854

Pool # AE4142, 5.00%, 9/1/2040	59,293	66,852

Pool # MA0622, 3.50%, 1/1/2041	68,553	73,108

Pool # AH2312, 5.00%, 1/1/2041	128,796	145,215

Pool # AE0828, 3.50%, 2/1/2041	47,311	50,455

Pool # BM3090, 3.50%, 2/1/2041	387,783	410,194

Pool # AH3804, 4.00%, 2/1/2041	49,087	53,354

Pool # AB2676, 3.50%, 4/1/2041	184,410	196,700

Pool # AL0241, 4.00%, 4/1/2041	121,542	132,107

Pool # BM3118, 6.00%, 7/1/2041	149,954	177,782

Pool # AJ2293, 4.00%, 9/1/2041	49,427	53,723

Pool # AW8154, 3.50%, 1/1/2042	44,856	47,845

Pool # BD4480, 4.50%, 1/1/2042	509,806	562,736

Pool # AK2386, 3.50%, 2/1/2042	75,380	80,404

Pool # AK7028, 4.00%, 4/1/2042	156,901	170,885

Pool # AO4134, 3.50%, 6/1/2042	26,320	28,042

Pool # AO9140, 3.50%, 7/1/2042	108,722	115,836

Pool # AL4244, 4.00%, 7/1/2042	49,075	53,953

Pool # AO8694, 4.50%, 7/1/2042	39,008	42,270

Pool # AO9798, 3.50%, 8/1/2042	61,592	65,622

Pool # AP3958, 3.00%, 9/1/2042	677,117	710,362

Pool # AP6347, 4.00%, 9/1/2042	117,748	130,819

Pool # AB6632, 3.50%, 10/1/2042	307,580	327,707

Pool # AB6633, 3.50%, 10/1/2042	59,344	63,227

Pool # AB6828, 3.50%, 11/1/2042	246,026	262,125

Pool # AL3182, 3.50%, 12/1/2042	33,520	36,075

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # AB7580, 3.00%, 1/1/2043	341,418	358,181

Pool # AQ1104, 3.00%, 1/1/2043	62,436	65,511

Pool # AR4239, 3.00%, 2/1/2043	71,354	74,865

Pool # AB7964, 3.50%, 2/1/2043	118,502	128,661

Pool # AR2315, 3.50%, 2/1/2043	105,214	111,059

Pool # BM4751, 3.50%, 3/1/2043	69,523	74,072

Pool # AB8742, 4.00%, 3/1/2043	27,938	31,114

Pool # AR6770, 4.00%, 3/1/2043	29,904	32,585

Pool # AT2015, 3.00%, 4/1/2043	79,261	83,161

Pool # AT2016, 3.00%, 4/1/2043	1,219,383	1,279,392

Pool # AR8293, 3.00%, 5/1/2043	549,428	576,467

Pool # AT2723, 3.00%, 5/1/2043	125,411	131,583

Pool # AB9194, 3.50%, 5/1/2043	238,132	253,592

Pool # AT8912, 3.00%, 7/1/2043	91,894	96,416

Pool # AU1629, 3.00%, 7/1/2043	185,344	194,466

Pool # BM3785, 3.50%, 7/1/2043	233,408	250,121

Pool # AS0201, 3.00%, 8/1/2043	139,102	147,190

Pool # AU3735, 3.00%, 8/1/2043	262,160	275,061

Pool # BM3704, 3.00%, 9/1/2043	78,750	82,625

Pool # AT2612, 3.50%, 9/1/2043	175,121	186,286

Pool # AU4256, 3.50%, 9/1/2043	60,237	64,148

Pool # AU4283, 3.50%, 9/1/2043	38,263	41,065

Pool # AL4062, 4.00%, 9/1/2043	56,747	62,599

Pool # AS0560, 4.50%, 9/1/2043	38,469	42,399

Pool # BM4635, 2.50%, 10/1/2043	306,755	316,754

Pool # 890565, 3.00%, 11/1/2043	281,689	295,519

Pool # AS1121, 4.00%, 11/1/2043	109,419	118,674

Pool # AL7696, 3.00%, 12/1/2043	123,493	129,571

Pool # AS1557, 4.00%, 1/1/2044	110,225	119,549

Pool # BC1737, 4.00%, 1/1/2044	198,944	216,236

Pool # BM5365, 4.00%, 3/1/2044	164,539	178,841

Pool # FM1744, 3.50%, 5/1/2044	54,244	58,895

Pool # AS2700, 4.00%, 6/1/2044	100,526	109,531

Pool # AS2947, 4.00%, 7/1/2044	99,305	107,500

Pool # AL9072, 5.00%, 7/1/2044	151,128	170,388

Pool # AS3133, 3.50%, 8/1/2044	46,678	50,084

Pool # AL9569, 5.00%, 8/1/2044	351,368	396,147

Pool # AX0152, 4.50%, 9/1/2044	48,786	53,097

Pool # BM4620, 3.00%, 10/1/2044	195,306	204,895

Pool # AS3611, 3.50%, 10/1/2044	30,006	32,196

Pool # AX3072, 3.50%, 10/1/2044	78,376	83,445

Pool # AS3470, 4.00%, 10/1/2044	57,044	61,482

Pool # AX2491, 4.00%, 10/1/2044	21,023	22,659

Pool # AS3710, 4.00%, 11/1/2044	65,669	71,088

Pool # AS3867, 4.00%, 11/1/2044	28,807	31,184

Pool # AX4855, 4.00%, 11/1/2044	174,980	188,592

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # AS3992, 3.00%, 12/1/2044	23,454	24,717

Pool # AS3935, 3.50%, 12/1/2044	1,001,931	1,075,044

Pool # AS4012, 3.50%, 12/1/2044	134,873	144,178

Pool # FM1746, 3.50%, 1/1/2045	182,146	196,949

Pool # BM5171, 4.00%, 1/1/2045	113,337	123,186

Pool # AS4402, 3.50%, 2/1/2045	128,347	138,197

Pool # AS4457, 3.50%, 2/1/2045	339,276	359,258

Pool # AX7699, 3.50%, 2/1/2045	102,063	108,074

Pool # AY3671, 3.50%, 2/1/2045	109,626	119,245

Pool # FM0015, 4.00%, 2/1/2045	189,585	208,722

Pool # MA2193, 4.50%, 2/1/2045	48,463	53,363

Pool # AS4541, 3.00%, 3/1/2045	147,752	155,704

Pool # AZ1682, 3.50%, 4/1/2045	59,719	63,171

Pool # BM3398, 3.50%, 4/1/2045	26,277	28,013

Pool # AY8617, 3.00%, 5/1/2045	30,134	31,500

Pool # BM5471, 3.50%, 6/1/2045	633,749	680,171

Pool # AZ5985, 3.00%, 7/1/2045	178,158	188,506

Pool # AZ1803, 4.50%, 7/1/2045	148,747	163,274

Pool # AS5570, 3.50%, 8/1/2045	134,726	142,512

Pool # AS5806, 3.00%, 9/1/2045	346,202	361,897

Pool # AS5778, 3.50%, 9/1/2045	46,911	49,622

Pool # AZ2947, 4.00%, 9/1/2045	51,428	55,383

Pool # AS5851, 4.50%, 9/1/2045	40,441	44,391

Pool # AY8859, 4.00%, 10/1/2045	517,357	557,146

Pool # BM5753, 4.00%, 10/1/2045	157,755	174,006

Pool # AS6184, 3.50%, 11/1/2045	274,935	297,804

Pool # AS6196, 3.50%, 11/1/2045	62,300	65,901

Pool # FM1869, 4.00%, 11/1/2045	168,886	182,024

Pool # FM1708, 3.00%, 12/1/2045	71,813	75,601

Pool # BA3077, 3.50%, 12/1/2045	49,961	53,196

Pool # BC0066, 3.50%, 12/1/2045	49,647	52,516

Pool # BC0676, 3.50%, 12/1/2045	99,803	105,571

Pool # FM1923, 3.50%, 1/1/2046	114,241	120,843

Pool # MA2512, 4.00%, 1/1/2046	46,676	50,266

Pool # AS6654, 3.50%, 2/1/2046	44,801	47,390

Pool # AS6613, 4.00%, 2/1/2046	108,343	116,675

Pool # AL9128, 4.50%, 2/1/2046	48,907	53,985

Pool # AS6811, 3.00%, 3/1/2046	97,074	101,328

Pool # BM4834, 3.00%, 3/1/2046	50,417	53,213

Pool # BA4101, 3.50%, 3/1/2046	239,747	255,099

Pool # AS6795, 4.00%, 3/1/2046	76,275	81,591

Pool # BC2042, 4.00%, 3/1/2046	69,328	74,160

Pool # FM1782, 4.00%, 3/1/2046	28,450	30,798

Pool # FM2195, 4.00%, 3/1/2046	79,869	86,810

Pool # AS7003, 3.00%, 4/1/2046	117,054	122,183

Pool # FM1224, 3.50%, 4/1/2046	306,384	322,599

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # BC1863, 2.50%, 5/1/2046	148,797	153,661

Pool # AS7182, 4.00%, 5/1/2046	164,265	177,672

Pool # AL8936, 4.50%, 5/1/2046	37,667	41,476

Pool # AS7198, 4.50%, 5/1/2046	278,678	306,250

Pool # BD0166, 2.50%, 6/1/2046	337,627	348,666

Pool # BM5168, 2.50%, 6/1/2046	48,902	50,614

Pool # AS7343, 3.00%, 6/1/2046	389,667	406,742

Pool # AS7376, 3.00%, 6/1/2046	633,147	660,891

Pool # AS7386, 3.50%, 6/1/2046	41,085	43,259

Pool # BM5587, 4.00%, 6/1/2046	116,239	126,071

Pool # AL9385, 3.00%, 11/1/2046	105,193	110,414

Pool # MA2806, 3.00%, 11/1/2046	461,843	482,081

Pool # BM3288, 3.50%, 12/1/2046	49,760	52,946

Pool # BM4990, 2.50%, 1/1/2047	23,054	23,805

Pool # 890856, 3.50%, 1/1/2047	263,620	282,253

Pool # AS8695, 4.00%, 1/1/2047	77,366	84,814

Pool # BM4031, 3.50%, 2/1/2047	162,919	173,496

Pool # AS8823, 4.00%, 2/1/2047	167,009	178,649

Pool # BM5955, 4.00%, 2/1/2047	87,200	94,396

Pool # BM5270, 4.50%, 2/1/2047	42,403	46,805

Pool # MA2920, 3.00%, 3/1/2047	19,526	20,382

Pool # AS8966, 4.00%, 3/1/2047	170,794	182,167

Pool # AS9313, 4.00%, 3/1/2047	45,902	49,614

Pool # FM1511, 3.00%, 4/1/2047	239,434	250,288

Pool # AS9480, 4.50%, 4/1/2047	90,883	100,306

Pool # BM5220, 3.50%, 5/1/2047	78,983	83,163

Pool # FM1772, 4.50%, 5/1/2047	38,813	42,843

Pool # AS9946, 3.50%, 7/1/2047	120,660	128,321

Pool # BM1568, 3.50%, 7/1/2047	119,880	130,411

Pool # AS9988, 4.50%, 7/1/2047	81,058	87,682

Pool # BH7375, 3.50%, 8/1/2047	199,238	209,546

Pool # CA0110, 3.50%, 8/1/2047	52,308	55,014

Pool # BM1785, 4.00%, 8/1/2047	129,997	141,634

Pool # CA0553, 4.00%, 8/1/2047	261,158	278,548

Pool # CA0148, 4.50%, 8/1/2047	67,865	73,411

Pool # CA0850, 3.00%, 9/1/2047	134,831	140,042

Pool # MA3147, 3.00%, 10/1/2047	148,710	154,458

Pool # BH9394, 3.50%, 10/1/2047	259,087	273,123

Pool # BH9392, 3.50%, 11/1/2047	67,700	70,892

Pool # CA0681, 3.50%, 11/1/2047	829,619	896,850

Pool # FM0028, 3.00%, 12/1/2047	86,401	91,052

Pool # MA3209, 3.00%, 12/1/2047	940,313	976,659

Pool # FM1420, 3.50%, 12/1/2047	490,223	526,037

Pool # MA3210, 3.50%, 12/1/2047	432,278	454,643

Pool # BJ5376, 4.50%, 12/1/2047	112,626	122,506

Pool # CA4015, 3.00%, 1/1/2048	27,713	28,784

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	127

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # MA3237, 3.00%, 1/1/2048	786,979	817,397

Pool # MA3238, 3.50%, 1/1/2048	111,506	117,275

Pool # BM3475, 4.00%, 1/1/2048	59,783	65,781

Pool # FM1022, 3.00%, 2/1/2048	161,813	168,903

Pool # BJ5910, 3.50%, 2/1/2048	289,688	314,452

Pool # CA4155, 3.50%, 2/1/2048	57,986	60,986

Pool # MA3276, 3.50%, 2/1/2048	208,803	219,605

Pool # CA1194, 4.00%, 2/1/2048	262,150	287,108

Pool # MA3304, 3.00%, 3/1/2048	146,110	151,757

Pool # BM3990, 4.00%, 3/1/2048	57,746	61,591

Pool # FM1936, 4.00%, 4/1/2048	159,087	169,680

Pool # CA2687, 3.00%, 5/1/2048	44,479	46,825

Pool # FM2177, 3.50%, 5/1/2048	1,399,622	1,489,242

Pool # BM4054, 4.00%, 5/1/2048	207,940	224,594

Pool # MA3425, 3.00%, 6/1/2048	113,751	117,349

Pool # BM4757, 3.50%, 7/1/2048	136,418	143,637

Pool # FM1911, 3.50%, 7/1/2048	271,101	286,769

Pool # MA3415, 4.00%, 7/1/2048	108,378	114,403

Pool # MA3443, 4.00%, 8/1/2048	74,555	78,700

Pool # BK4769, 5.00%, 8/1/2048	38,674	42,014

Pool # FM1572, 3.00%, 9/1/2048	268,362	280,122

Pool # BM2007, 4.00%, 9/1/2048	24,306	25,657

Pool # CA2368, 4.00%, 9/1/2048	122,983	132,712

Pool # FM1247, 4.00%, 9/1/2048	73,394	78,281

Pool # MA3472, 5.00%, 9/1/2048	43,148	46,716

Pool # CA4655, 3.50%, 10/1/2048	202,938	215,822

Pool # MA3495, 4.00%, 10/1/2048	179,072	189,052

Pool # BM4678, 4.00%, 11/1/2048	428,844	462,769

Pool # MA3521, 4.00%, 11/1/2048	353,030	372,706

Pool # FM1248, 4.50%, 11/1/2048	85,281	92,250

Pool # FM2275, 4.50%, 11/1/2048	74,472	81,841

Pool # MA3536, 4.00%, 12/1/2048	237,871	251,095

Pool # MA3577, 3.00%, 1/1/2049	67,386	69,517

Pool # BN3943, 4.00%, 1/1/2049	484,693	526,729

Pool # FM0030, 3.00%, 2/1/2049	135,808	141,759

Pool # FM1527, 3.00%, 2/1/2049	228,486	238,499

Pool # MA3603, 3.00%, 2/1/2049	31,257	32,245

Pool # BM5446, 3.50%, 2/1/2049	46,275	48,236

Pool # MA3592, 4.00%, 2/1/2049	14,083	14,866

Pool # MA3593, 4.50%, 2/1/2049	284,638	304,828

Pool # BN4380, 3.00%, 3/1/2049	44,496	45,908

Pool # MA3614, 3.50%, 3/1/2049	27,462	28,536

Pool # FM0017, 4.00%, 3/1/2049	192,994	203,723

Pool # MA3637, 3.50%, 4/1/2049	121,455	126,203

Pool # MA3638, 4.00%, 4/1/2049	99,761	105,502

Pool # BN5418, 4.50%, 4/1/2049	55,202	60,618

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # MA3639, 4.50%, 4/1/2049	21,707	23,169

Pool # MA3664, 4.00%, 5/1/2049	53,060	56,113

Pool # MA3665, 4.50%, 5/1/2049	68,178	72,770

Pool # CA3528, 5.00%, 5/1/2049	43,172	47,117

Pool # MA3686, 3.50%, 6/1/2049	690,041	717,020

Pool # MA3687, 4.00%, 6/1/2049	563,561	595,990

Pool # FM1389, 4.50%, 6/1/2049	34,864	37,220

Pool # MA3688, 4.50%, 6/1/2049	19,212	20,506

Pool # FM1198, 3.00%, 7/1/2049	96,863	100,752

Pool # BO1169, 3.50%, 7/1/2049	215,119	223,529

Pool # CA4358, 3.50%, 7/1/2049	80,196	83,332

Pool # MA3692, 3.50%, 7/1/2049	174,166	180,976

Pool # BO1766, 4.50%, 7/1/2049	258,391	275,795

Pool # FM1672, 4.50%, 7/1/2049	253,363	279,668

Pool # FM1241, 3.50%, 8/1/2049	161,532	171,330

Pool # BN7677, 4.00%, 8/1/2049	216,626	229,091

Pool # MA3746, 4.00%, 8/1/2049	72,935	77,131

Pool # MA3747, 4.50%, 8/1/2049	40,960	43,719

Pool # BO4012, 3.00%, 9/1/2049	166,293	174,500

Pool # MA3774, 3.00%, 9/1/2049	1,477,429	1,524,295

Pool # BO2200, 3.50%, 9/1/2049	632,194	656,912

Pool # MA3775, 3.50%, 9/1/2049	47,770	49,638

Pool # MA3803, 3.50%, 10/1/2049	223,299	232,029

Pool # MA3818, 5.00%, 10/1/2049	56,045	60,871

Pool # MA3833, 2.50%, 11/1/2049	427,500	436,181

Pool # BO5325, 3.00%, 11/1/2049	190,354	196,281

Pool # MA3905, 3.00%, 1/1/2050	3,394,323	3,501,994

Pool # MA3936, 2.50%, 2/1/2050	449,899	459,034

GNMA I, 30 Year

Pool # 726769, 5.00%, 9/15/2039	33,726	36,750

Pool # 721340, 5.00%, 12/15/2039	51,997	55,595

Pool # 754439, 3.50%, 12/15/2041	231,335	246,136

Pool # 711674, 3.00%, 9/15/2042	66,250	69,574

Pool # AD7257, 3.50%, 3/15/2043	209,372	225,666

Pool # 783748, 3.50%, 4/15/2043	121,583	129,390

Pool # 784660, 4.00%, 4/15/2043	12,628	13,563

Pool # AC2224, 3.50%, 6/15/2043	112,349	119,280

Pool # AL2280, 3.00%, 3/15/2045	55,159	57,604

Pool # AL9314, 3.00%, 3/15/2045	121,197	126,570

Pool # 784664, 4.00%, 4/15/2045	53,561	57,527

Pool # 670030, 3.00%, 7/15/2045	96,796	101,086

Pool # AM8960, 4.00%, 7/15/2045	38,608	41,328

Pool # AO0544, 3.00%, 8/15/2045	57,651	60,206

Pool # 627030, 3.00%, 12/15/2045	29,201	30,909

Pool # 784429, 3.00%, 8/15/2046	177,741	186,281

Pool # BB3198, 4.50%, 7/15/2047	145,894	156,203

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # 784393, 4.50%, 11/15/2047	87,826	97,379

Pool # BE0135, 4.50%, 1/15/2048	187,251	200,481

Pool # BE6231, 3.50%, 2/15/2048	88,575	93,077

Pool # BF1292, 4.00%, 3/15/2048	73,692	78,253

Pool # AF8266, 3.50%, 10/15/2048	98,613	107,066

GNMA II, 15 Year

Pool # MA0513, 2.50%, 11/20/2027	270,110	280,167

Pool # MA0909, 3.00%, 4/20/2028	43,233	44,906

Pool # MA4625, 3.50%, 8/20/2032	59,959	62,871

GNMA II, 30 Year

Pool # 3330, 4.50%, 12/20/2032	152	163

Pool # 711773, 3.50%, 6/20/2033	77,002	83,568

Pool # 3459, 5.50%, 10/20/2033	91,279	104,375

Pool # AQ5932, 3.50%, 1/20/2036	242,808	255,363

Pool # 4222, 6.00%, 8/20/2038	21,835	25,450

Pool # 709148, 4.50%, 2/20/2039	58,288	63,849

Pool # 4446, 4.50%, 5/20/2039	6,349	6,955

Pool # 4467, 4.00%, 6/20/2039	28,688	30,759

Pool # 4468, 4.50%, 6/20/2039	5,918	6,482

Pool # 4494, 4.00%, 7/20/2039	32,585	34,937

Pool # 4495, 4.50%, 7/20/2039	25,036	27,425

Pool # 4519, 4.50%, 8/20/2039	9,457	10,359

Pool # 4558, 4.50%, 10/20/2039	7,609	8,335

Pool # 4576, 4.00%, 11/20/2039	13,970	14,978

Pool # 4598, 4.50%, 12/20/2039	15,186	16,635

Pool # 4617, 4.50%, 1/20/2040	8,456	9,263

Pool # 4636, 4.50%, 2/20/2040	11,703	12,819

Pool # 4656, 4.00%, 3/20/2040	22,506	24,404

Pool # 4677, 4.00%, 4/20/2040	59,021	63,997

Pool # 4678, 4.50%, 4/20/2040	2,890	3,176

Pool # 4695, 4.00%, 5/20/2040	7,210	7,817

Pool # 4696, 4.50%, 5/20/2040	3,009	3,306

Pool # 4712, 4.00%, 6/20/2040	10,785	11,694

Pool # 4800, 4.00%, 9/20/2040	12,334	13,374

Pool # 737727, 4.00%, 12/20/2040	78,904	85,555

Pool # 4945, 4.00%, 2/20/2041	24,837	26,930

Pool # 4950, 5.50%, 2/20/2041	39,370	45,638

Pool # 4976, 3.50%, 3/20/2041	26,133	27,838

Pool # 4977, 4.00%, 3/20/2041	45,035	48,850

Pool # 5016, 4.00%, 4/20/2041	17,202	18,660

Pool # 5054, 4.00%, 5/20/2041	26,857	29,132

Pool # 5114, 4.00%, 7/20/2041	3,673	3,984

Pool # 779497, 3.50%, 10/20/2041	26,097	27,800

Pool # 5233, 4.00%, 11/20/2041	4,290	4,653

Pool # 5258, 3.50%, 12/20/2041	261,121	278,161

Pool # 5259, 4.00%, 12/20/2041	16,368	17,755

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # 5279, 3.50%, 1/20/2042	49,179	52,388

Pool # 5330, 3.00%, 3/20/2042	31,065	32,558

Pool # MA0220, 3.50%, 7/20/2042	21,185	22,580

Pool # 796468, 4.00%, 9/20/2042	49,563	53,637

Pool # AA6040, 3.00%, 1/20/2043	122,872	128,777

Pool # AD1584, 3.00%, 1/20/2043	356,169	373,285

Pool # AA6054, 3.00%, 2/20/2043	334,990	351,088

Pool # AD1744, 3.00%, 2/20/2043	28,850	30,236

Pool # 783755, 3.00%, 4/20/2043	290,101	304,111

Pool # 783976, 3.50%, 4/20/2043	47,564	50,696

Pool # AF1040, 3.00%, 7/20/2043	159,687	167,398

Pool # MA1157, 3.50%, 7/20/2043	47,067	49,981

Pool # AE7804, 3.00%, 8/20/2043	22,909	24,016

Pool # MA1284, 3.00%, 9/20/2043	38,218	40,063

Pool # MA1376, 4.00%, 10/20/2043	258,668	279,166

Pool # MA1995, 3.50%, 6/20/2044	200,095	211,933

Pool # AI7106, 4.00%, 6/20/2044	130,139	140,429

Pool # MA2223, 3.50%, 9/20/2044	157,352	166,661

Pool # MA2444, 3.00%, 12/20/2044	43,521	45,636

Pool # 784026, 3.50%, 12/20/2044	264,247	283,799

Pool # AK6860, 3.00%, 1/20/2045	79,573	83,441

Pool # MA2677, 3.00%, 3/20/2045	62,616	65,613

Pool # MA2678, 3.50%, 3/20/2045	399,341	421,206

Pool # MA2754, 3.50%, 4/20/2045	19,310	20,367

Pool # 626942, 3.00%, 5/20/2045	471,899	499,464

Pool # MA2825, 3.00%, 5/20/2045	481,086	504,113

Pool # MA2829, 5.00%, 5/20/2045	56,044	62,888

Pool # 784800, 3.00%, 6/20/2045	58,545	61,373

Pool # AM9881, 3.00%, 6/20/2045	27,419	28,731

Pool # MA2891, 3.00%, 6/20/2045	22,170	23,231

Pool # AN2972, 4.00%, 9/20/2045	142,320	153,658

Pool # 784623, 3.50%, 10/20/2045	122,685	130,279

Pool # AO8403, 3.50%, 10/20/2045	67,827	71,541

Pool # MA3247, 5.00%, 11/20/2045	54,203	60,822

Pool # AO9442, 3.50%, 12/20/2045	35,391	37,627

Pool # AQ6659, 3.50%, 12/20/2045	325,672	347,270

Pool # MA3375, 3.00%, 1/20/2046	120,866	126,651

Pool # 784119, 3.00%, 2/20/2046	442,629	463,816

Pool # MA3458, 5.50%, 2/20/2046	71,927	82,468

Pool # AS2837, 3.50%, 3/20/2046	375,555	394,617

Pool # MA3523, 4.50%, 3/20/2046	27,062	29,593

Pool # MA3596, 3.00%, 4/20/2046	925,880	966,323

Pool # MA3597, 3.50%, 4/20/2046	336,267	353,334

Pool # MA3662, 3.00%, 5/20/2046	288,231	300,821

Pool # MA3735, 3.00%, 6/20/2046	920,851	961,074

Pool # AS5902, 3.50%, 6/20/2046	97,347	102,672

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	129

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # AT7138, 3.50%, 6/20/2046	52,566	56,045

Pool # MA3736, 3.50%, 6/20/2046	273,218	287,085

Pool # MA3935, 2.50%, 9/20/2046	229,254	236,577

Pool # 784768, 3.00%, 9/20/2046	166,818	174,105

Pool # MA4002, 2.50%, 10/20/2046	125,821	129,840

Pool # AV8383, 3.00%, 10/20/2046	61,004	63,668

Pool # AW0199, 3.00%, 10/20/2046	100,049	104,419

Pool # MA4003, 3.00%, 10/20/2046	422,478	440,932

Pool # MA4068, 3.00%, 11/20/2046	37,754	39,403

Pool # MA4072, 5.00%, 11/20/2046	58,049	65,219

Pool # MA4125, 2.50%, 12/20/2046	980,204	1,011,513

Pool # MA4126, 3.00%, 12/20/2046	70,106	73,169

Pool # MA4127, 3.50%, 12/20/2046	77,376	81,304

Pool # MA4260, 2.50%, 2/20/2047	145,777	150,433

Pool # AZ3119, 3.50%, 3/20/2047	43,732	45,695

Pool # 675725, 3.50%, 6/20/2047	15,636	16,170

Pool # 784801, 3.50%, 6/20/2047	132,218	140,403

Pool # BA5041, 5.00%, 6/20/2047	181,796	194,250

Pool # MA4584, 2.50%, 7/20/2047	159,796	164,900

Pool # MA4718, 3.00%, 9/20/2047	25,940	27,005

Pool # MA4721, 4.50%, 9/20/2047	120,879	128,126

Pool # MA4836, 3.00%, 11/20/2047	38,232	39,803

Pool # BD5420, 3.50%, 12/20/2047	133,005	143,267

Pool # BD6940, 3.50%, 12/20/2047	905	950

Pool # MA4900, 3.50%, 12/20/2047	347,816	364,969

Pool # MA4961, 3.00%, 1/20/2048	168,230	175,143

Pool # MA4962, 3.50%, 1/20/2048	179,888	188,760

Pool # 784446, 3.00%, 2/20/2048	356,819	371,481

Pool # 784474, 3.50%, 2/20/2048	265,501	284,230

Pool # MA5019, 3.50%, 2/20/2048	403,075	422,953

Pool # BF6382, 3.00%, 3/20/2048	149,818	155,036

Pool # MA5077, 3.50%, 3/20/2048	213,422	222,758

Pool # MA5138, 4.50%, 4/20/2048	65,372	69,291

Pool # MA5191, 3.50%, 5/20/2048	90,060	94,000

Pool # MA5264, 4.00%, 6/20/2048	119,501	125,688

Pool # MA5329, 3.50%, 7/20/2048	32,769	34,203

Pool # MA5330, 4.00%, 7/20/2048	99,926	105,099

Pool # MA5468, 5.00%, 9/20/2048	30,489	32,513

Pool # MA5528, 4.00%, 10/20/2048	73,403	77,204

Pool # MA5531, 5.50%, 10/20/2048	103,487	112,244

Pool # MA5594, 3.50%, 11/20/2048	33,181	34,633

Pool # MA5595, 4.00%, 11/20/2048	177,888	187,098

Pool # BJ6759, 4.50%, 11/20/2048	1,189,070	1,264,235

Pool # MA5650, 3.50%, 12/20/2048	51,520	53,774

Pool # MA5651, 4.00%, 12/20/2048	839,531	883,001

Pool # MA5709, 3.50%, 1/20/2049	321,997	337,877

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # BI6473, 4.00%, 1/20/2049	1,978,412	2,080,850

Pool # BJ9901, 3.00%, 2/20/2049	60,164	63,653

Pool # MA5762, 3.50%, 2/20/2049	448,096	467,699

Pool # MA5763, 4.00%, 2/20/2049	60,232	63,350

Pool # MA5815, 3.00%, 3/20/2049	300,454	310,920

Pool # MA5816, 3.50%, 3/20/2049	540,824	564,484

Pool # MA5820, 5.50%, 3/20/2049	35,483	38,334

Pool # MA5876, 4.00%, 4/20/2049	100,170	104,387

Pool # MA5930, 3.50%, 5/20/2049	63,088	65,698

Pool # MA5931, 4.00%, 5/20/2049	488,265	508,823

Pool # MA5985, 3.50%, 6/20/2049	169,790	176,814

Pool # MA5986, 4.00%, 6/20/2049	161,392	168,187

Pool # MA5987, 4.50%, 6/20/2049	205,235	215,804

Pool # MA5988, 5.00%, 6/20/2049	49,856	53,166

Pool # MA6039, 3.50%, 7/20/2049	450,415	469,047

Pool # MA6040, 4.00%, 7/20/2049	99,961	104,170

Pool # BM5450, 4.50%, 7/20/2049	219,073	236,560

Pool # MA6089, 3.00%, 8/20/2049	96,111	99,420

Pool # MA6090, 3.50%, 8/20/2049	227,915	237,343

Pool # BP8717, 3.50%, 9/20/2049	297,456	317,816

Pool # MA6154, 3.50%, 9/20/2049	123,941	129,068

Pool # MA6155, 4.00%, 9/20/2049	1,199,736	1,250,252

Pool # BP6121, 4.50%, 9/20/2049	146,407	153,946

Pool # MA6217, 2.50%, 10/20/2049	173,234	177,965

Pool # MA6219, 3.50%, 10/20/2049	676,262	704,238

Pool # MA6220, 4.00%, 10/20/2049	570,107	594,111

Pool # BR4627, 3.00%, 11/20/2049	718,090	750,027

Pool # MA6283, 3.00%, 11/20/2049	645,196	667,403

Pool # BR2295, 3.50%, 11/20/2049	74,647	77,555

Pool # MA6284, 3.50%, 11/20/2049	650,326	677,228

Pool # MA6337, 2.50%, 12/20/2049	517,709	531,850

Pool # BR2455, 3.00%, 12/20/2049	992,273	1,017,388

Pool # MA6338, 3.00%, 12/20/2049	59,732	61,787

Pool # MA6339, 3.50%, 12/20/2049	503,583	524,415

Pool # BS1714, 4.00%, 12/20/2049	437,790	456,223

Pool # MA6341, 4.50%, 12/20/2049	770,371	810,046

Pool # MA6410, 3.50%, 1/20/2050	423,954	441,491

GNMA II, 30 Year, Single Family

Pool # MA1012, 3.50%, 5/20/2043	45,042	47,830

Pool # MA5194, 5.00%, 5/20/2048	377,413	403,268

Total Mortgage-Backed Securities (Cost $138,929,153)		141,500,484

Corporate Bonds — 25.3%

Aerospace & Defense — 0.4%

Boeing Co. (The)

3.55%, 3/1/2038	105,000	113,454

3.50%, 3/1/2039	210,000	225,314

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Aerospace & Defense — continued

6.88%, 3/15/2039	30,000	44,283

5.88%, 2/15/2040	40,000	54,155

3.38%, 6/15/2046	128,000	130,726

3.65%, 3/1/2047	40,000	42,574

Hexcel Corp. 3.95%, 2/15/2027	170,000	184,580

Huntington Ingalls Industries, Inc. 3.48%, 12/1/2027	200,000	218,952

L3Harris Technologies, Inc.

4.95%, 2/15/2021 (a)	327,000	333,948

3.85%, 6/15/2023 (a)	294,000	314,644

3.83%, 4/27/2025	40,000	43,831

2.90%, 12/15/2029	347,000	368,957

4.85%, 4/27/2035	30,000	38,306

5.05%, 4/27/2045	25,000	32,840

Lockheed Martin Corp. 3.60%, 3/1/2035	71,000	82,681

		2,229,245

Auto Components — 0.1%

Lear Corp.

5.25%, 1/15/2025	160,000	164,341

3.80%, 9/15/2027	135,000	140,842

4.25%, 5/15/2029	205,000	220,355

5.25%, 5/15/2049	131,000	137,752

		663,290

Banks — 2.6%

Bancolombia SA (Colombia) 3.00%, 1/29/2025	980,000	981,512

Bank of Nova Scotia (The) (Canada) 1.88%, 4/26/2021	189,000	190,323

BankUnited, Inc. 4.88%, 11/17/2025	25,000	28,118

Canadian Imperial Bank of Commerce (Canada)

2.70%, 2/2/2021	201,000	203,204

2.55%, 6/16/2022	250,000	256,295

(ICE LIBOR USD 3 Month + 0.79%), 2.61%, 7/22/2023 (b)	280,000	285,670

3.50%, 9/13/2023	454,000	486,722

3.10%, 4/2/2024	370,000	390,480

Capital One NA

2.95%, 7/23/2021	200,000	203,831

2.25%, 9/13/2021	200,000	201,857

2.65%, 8/8/2022	30,000	30,755

Comerica Bank 2.50%, 7/23/2024	100,000	103,908

Comerica, Inc.

3.70%, 7/31/2023	275,000	294,548

4.00%, 2/1/2029	80,000	90,885

Discover Bank

3.20%, 8/9/2021	366,000	373,824

4.20%, 8/8/2023	250,000	269,559

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

4.25%, 3/13/2026	336,000	373,248

3.45%, 7/27/2026	90,000	96,571

4.65%, 9/13/2028	190,000	220,698

Huntington Bancshares, Inc.

2.30%, 1/14/2022	59,000	59,566

4.00%, 5/15/2025	300,000	333,794

2.55%, 2/4/2030	25,000	25,570

Huntington National Bank (The)

2.50%, 8/7/2022	140,000	143,625

3.55%, 10/6/2023	110,000	117,722

Intesa Sanpaolo SpA (Italy) 5.25%, 1/12/2024	200,000	219,208

Kreditanstalt fuer Wiederaufbau (Germany)

2.63%, 4/12/2021	145,000	147,515

1.50%, 6/15/2021	300,000	301,850

1.75%, 9/15/2021	30,000	30,347

2.63%, 1/25/2022	231,000	238,169

2.50%, 2/15/2022	50,000	51,480

2.13%, 3/7/2022	125,000	127,866

2.13%, 6/15/2022	158,000	162,143

2.38%, 12/29/2022	90,000	93,577

2.63%, 2/28/2024	36,000	38,324

2.50%, 11/20/2024	60,000	64,136

2.00%, 5/2/2025	183,000	192,051

2.88%, 4/3/2028	118,000	133,682

1.75%, 9/14/2029	30,000	31,491

Zero Coupon, 4/18/2036	91,000	69,627

Zero Coupon, 6/29/2037	350,000	262,797

Landesbank Baden-Wuerttemberg (Germany) 7.63%, 2/1/2023	25,000	29,352

Landwirtschaftliche Rentenbank (Germany)

Series 36, 2.00%, 12/6/2021	100,000	101,756

3.13%, 11/14/2023	31,000	33,433

2.00%, 1/13/2025	25,000	26,162

2.38%, 6/10/2025	75,000	80,118

Lloyds Bank plc (United Kingdom) 3.50%, 5/14/2025	300,000	327,206

Lloyds Banking Group plc (United Kingdom)

4.45%, 5/8/2025	250,000	278,957

3.75%, 1/11/2027	727,000	788,280

4.38%, 3/22/2028	300,000	340,590

4.55%, 8/16/2028	240,000	276,569

(ICE LIBOR USD 3 Month + 1.21%), 3.57%, 11/7/2028 (b)	300,000	321,227

National Bank of Canada (Canada) 2.10%, 2/1/2023	397,000	401,443

Oesterreichische Kontrollbank AG (Austria)

2.88%, 9/7/2021	60,000	61,643

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	131

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

2.38%, 10/1/2021	25,000	25,519

2.63%, 1/31/2022	25,000	25,758

2.88%, 3/13/2023	80,000	84,499

RBC USA Holdco Corp. 5.25%, 9/15/2020	25,000	25,526

Royal Bank of Canada (Canada)

2.10%, 10/14/2020	27,000	27,125

2.15%, 10/26/2020	25,000	25,087

3.20%, 4/30/2021	300,000	306,635

2.75%, 2/1/2022	270,000	277,875

2.80%, 4/29/2022	210,000	216,189

1.95%, 1/17/2023	275,000	278,882

3.70%, 10/5/2023	274,000	294,575

2.55%, 7/16/2024	229,000	238,641

2.25%, 11/1/2024	430,000	441,379

SVB Financial Group 3.50%, 1/29/2025	541,000	581,919

Synovus Financial Corp. 3.13%, 11/1/2022	376,000	385,882

		14,228,775

Beverages — 0.1%

Brown-Forman Corp.

4.00%, 4/15/2038	25,000	30,193

4.50%, 7/15/2045	269,000	363,813

Diageo Capital plc (United Kingdom) 3.88%, 4/29/2043	124,000	150,228

		544,234

Building Products — 0.0% (c)

Allegion plc 3.50%, 10/1/2029	100,000	106,138

Lennox International, Inc. 3.00%, 11/15/2023	70,000	72,377

		178,515

Capital Markets — 3.1%

Affiliated Managers Group, Inc.

4.25%, 2/15/2024	120,000	130,670

3.50%, 8/1/2025	100,000	108,645

Ameriprise Financial, Inc.

3.00%, 3/22/2022	190,000	195,794

4.00%, 10/15/2023	331,000	358,781

3.70%, 10/15/2024	55,000	60,300

2.88%, 9/15/2026	366,000	388,371

Apollo Investment Corp. 5.25%, 3/3/2025	75,000	78,619

BGC Partners, Inc.

5.38%, 7/24/2023	90,000	98,483

3.75%, 10/1/2024	164,000	169,537

BlackRock, Inc.

4.25%, 5/24/2021	89,000	92,277

3.38%, 6/1/2022	500,000	522,595

3.50%, 3/18/2024	149,000	160,809

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Capital Markets — continued

3.20%, 3/15/2027	568,000	624,566

3.25%, 4/30/2029	379,000	417,624

2.40%, 4/30/2030	738,000	764,330

Brookfield Finance, Inc. (Canada)

3.90%, 1/25/2028	53,000	58,468

4.85%, 3/29/2029	70,000	83,248

4.70%, 9/20/2047	1,177,000	1,421,121

Cboe Global Markets, Inc. 3.65%, 1/12/2027	288,000	320,200

CME Group, Inc.

3.00%, 9/15/2022	70,000	73,096

3.75%, 6/15/2028	190,000	214,314

5.30%, 9/15/2043	187,000	270,063

4.15%, 6/15/2048	523,000	671,719

E*TRADE Financial Corp.

2.95%, 8/24/2022	392,000	404,694

4.50%, 6/20/2028	45,000	52,404

Eaton Vance Corp.

3.63%, 6/15/2023	145,000	154,629

3.50%, 4/6/2027	142,000	157,143

Franklin Resources, Inc.

2.80%, 9/15/2022	25,000	25,914

2.85%, 3/30/2025	100,000	106,124

Intercontinental Exchange, Inc.

2.75%, 12/1/2020	181,000	182,417

2.35%, 9/15/2022	343,000	349,910

3.45%, 9/21/2023	139,000	148,543

4.00%, 10/15/2023	125,000	135,344

3.10%, 9/15/2027	75,000	80,399

3.75%, 9/21/2028	555,000	622,732

4.25%, 9/21/2048	541,000	661,483

Janus Capital Group, Inc. (United Kingdom) 4.88%, 8/1/2025	190,000	214,615

Jefferies Group LLC

5.13%, 1/20/2023	171,000	186,640

6.25%, 1/15/2036	30,000	37,346

6.50%, 1/20/2043	294,000	370,940

Lazard Group LLC

3.75%, 2/13/2025	899,000	982,696

3.63%, 3/1/2027	335,000	360,415

4.50%, 9/19/2028	226,000	259,594

4.38%, 3/11/2029	196,000	222,502

Legg Mason, Inc. 5.63%, 1/15/2044	200,000	275,024

Nasdaq, Inc.

4.25%, 6/1/2024	405,000	442,146

3.85%, 6/30/2026	302,000	330,741

Raymond James Financial, Inc.

3.63%, 9/15/2026	290,000	317,423

4.95%, 7/15/2046	110,000	137,262

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Capital Markets — continued

S&P Global, Inc.

2.95%, 1/22/2027	325,000	346,873

2.50%, 12/1/2029	77,000	80,405

4.50%, 5/15/2048	360,000	477,599

3.25%, 12/1/2049	549,000	594,590

Stifel Financial Corp.

3.50%, 12/1/2020	75,000	75,582

4.25%, 7/18/2024	85,000	93,552

TD Ameritrade Holding Corp.

2.95%, 4/1/2022	203,000	207,805

3.75%, 4/1/2024	144,000	156,204

3.63%, 4/1/2025	110,000	120,311

3.30%, 4/1/2027	55,000	59,394

2.75%, 10/1/2029	80,000	83,498

		16,798,523

Chemicals — 0.8%

Ecolab, Inc.

4.35%, 12/8/2021	50,000	52,327

2.38%, 8/10/2022	50,000	51,045

3.25%, 1/14/2023	53,000	55,585

2.70%, 11/1/2026	110,000	116,925

3.25%, 12/1/2027	155,000	170,516

5.50%, 12/8/2041	60,000	84,529

3.95%, 12/1/2047	824,000	1,001,900

LYB International Finance BV

4.00%, 7/15/2023	665,000	712,982

5.25%, 7/15/2043	140,000	167,948

4.88%, 3/15/2044	200,000	232,508

LYB International Finance II BV 3.50%, 3/2/2027	270,000	290,149

LYB International Finance III LLC 4.20%, 10/15/2049	350,000	368,343

LyondellBasell Industries NV

6.00%, 11/15/2021	200,000	212,530

5.75%, 4/15/2024	100,000	114,541

4.63%, 2/26/2055	300,000	330,143

NewMarket Corp. 4.10%, 12/15/2022	142,000	151,507

		4,113,478

Communications Equipment — 0.2%

Motorola Solutions, Inc.

3.75%, 5/15/2022	194,000	202,270

3.50%, 3/1/2023	517,000	542,257

4.00%, 9/1/2024	171,000	184,790

4.60%, 2/23/2028	70,000	79,137

4.60%, 5/23/2029	100,000	114,834

5.50%, 9/1/2044	119,000	140,591

		1,263,879

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Consumer Finance — 2.0%

Ally Financial, Inc.

4.25%, 4/15/2021	110,000	112,491

4.13%, 2/13/2022	463,000	483,214

4.63%, 5/19/2022	305,000	320,249

3.88%, 5/21/2024	250,000	262,250

5.13%, 9/30/2024	80,000	88,626

4.63%, 3/30/2025	160,000	175,458

8.00%, 11/1/2031	555,000	770,241

American Express Co.

3.00%, 2/22/2021	200,000	202,582

3.38%, 5/17/2021	300,000	306,234

3.70%, 11/5/2021	110,000	114,140

2.75%, 5/20/2022	120,000	122,946

2.50%, 8/1/2022	40,000	40,919

2.65%, 12/2/2022	82,000	84,481

3.40%, 2/27/2023	40,000	42,086

3.70%, 8/3/2023	300,000	321,131

3.40%, 2/22/2024	70,000	74,951

3.00%, 10/30/2024	28,000	29,644

4.20%, 11/6/2025	100,000	113,019

3.13%, 5/20/2026	40,000	43,283

4.05%, 12/3/2042	563,000	708,370

American Express Credit Corp.

2.25%, 5/5/2021	50,000	50,361

2.70%, 3/3/2022	95,000	97,439

3.30%, 5/3/2027	300,000	329,063

Capital One Financial Corp.

2.40%, 10/30/2020	385,000	386,484

3.45%, 4/30/2021	80,000	81,601

4.75%, 7/15/2021	30,000	31,332

3.05%, 3/9/2022	193,000	198,376

3.20%, 1/30/2023	401,000	416,251

3.50%, 6/15/2023	98,000	103,585

3.90%, 1/29/2024	50,000	53,745

3.75%, 4/24/2024	58,000	62,697

3.30%, 10/30/2024	125,000	133,327

3.20%, 2/5/2025	240,000	253,908

4.25%, 4/30/2025	95,000	105,856

3.75%, 3/9/2027	60,000	65,567

3.80%, 1/31/2028	305,000	334,432

Discover Financial Services

5.20%, 4/27/2022	438,000	472,126

3.85%, 11/21/2022	609,000	646,575

3.95%, 11/6/2024	82,000	89,032

3.75%, 3/4/2025	104,000	111,950

4.50%, 1/30/2026	20,000	22,422

4.10%, 2/9/2027	90,000	98,344

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	133

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Consumer Finance — continued

Synchrony Financial

3.75%, 8/15/2021	610,000	625,278

2.85%, 7/25/2022	667,000	682,350

4.38%, 3/19/2024	283,000	306,767

4.25%, 8/15/2024	50,000	54,272

4.50%, 7/23/2025	25,000	27,637

3.70%, 8/4/2026	200,000	212,506

3.95%, 12/1/2027	130,000	139,385

5.15%, 3/19/2029	230,000	268,146

		10,877,129

Containers & Packaging — 0.1%

Avery Dennison Corp. 4.88%, 12/6/2028	137,000	164,078

Sonoco Products Co. 5.75%, 11/1/2040	170,000	225,399

		389,477

Diversified Financial Services — 0.1%

Private Export Funding Corp. Series BB, 4.30%, 12/15/2021	27,000	28,491

Synchrony Bank 3.00%, 6/15/2022	450,000	462,364

		490,855

Diversified Telecommunication Services — 0.7%

Bell Canada, Inc. (Canada)

4.46%, 4/1/2048	411,000	510,379

4.30%, 7/29/2049	116,000	140,278

Verizon Communications, Inc.

2.95%, 3/15/2022	199,000	205,291

3.13%, 3/16/2022	25,000	25,908

2.45%, 11/1/2022	259,000	265,826

3.50%, 11/1/2024	202,000	218,549

3.38%, 2/15/2025	50,000	54,080

2.63%, 8/15/2026	85,000	89,205

4.33%, 9/21/2028	50,000	58,653

3.88%, 2/8/2029	411,000	470,751

4.02%, 12/3/2029	334,000	388,017

7.75%, 12/1/2030	80,000	119,609

4.50%, 8/10/2033	70,000	85,770

4.40%, 11/1/2034	137,000	167,372

4.27%, 1/15/2036	180,000	215,913

4.81%, 3/15/2039	50,000	64,344

3.85%, 11/1/2042	387,000	442,471

5.01%, 4/15/2049	84,000	115,625

4.67%, 3/15/2055	26,000	34,891

		3,672,932

Electric Utilities — 1.5%

AEP Texas, Inc. 3.95%, 6/1/2028	100,000	113,014

American Electric Power Co., Inc.

Series F, 2.95%, 12/15/2022	163,000	169,063

Series J, 4.30%, 12/1/2028	85,000	98,205

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Electric Utilities — continued

Appalachian Power Co.

4.60%, 3/30/2021	46,000	47,171

7.00%, 4/1/2038	49,000	72,962

Avangrid, Inc.

3.15%, 12/1/2024	279,000	297,657

3.80%, 6/1/2029	155,000	173,934

Cleveland Electric Illuminating Co. (The) 5.95%, 12/15/2036	146,000	194,778

DTE Electric Co. 4.30%, 7/1/2044	74,000	93,333

Enel Americas SA (Chile) 4.00%, 10/25/2026	182,000	196,385

Enel Chile SA (Chile) 4.88%, 6/12/2028	300,000	340,804

FirstEnergy Corp.

Series A, 2.85%, 7/15/2022	148,000	152,516

Series B, 4.25%, 3/15/2023	1,100,000	1,179,535

Series B, 3.90%, 7/15/2027	300,000	332,416

Gulf Power Co. Series A, 3.30%, 5/30/2027	369,000	401,442

Hydro-Quebec (Canada)

Series IO, 8.05%, 7/7/2024	35,000	44,991

8.50%, 12/1/2029	50,000	80,449

Iberdrola International BV (Spain)

5.81%, 3/15/2025	30,000	35,168

6.75%, 7/15/2036	175,000	266,428

Indiana Michigan Power Co.

6.05%, 3/15/2037	60,000	84,907

Series K, 4.55%, 3/15/2046	150,000	191,622

NextEra Energy Capital Holdings, Inc.

4.50%, 6/1/2021	74,000	76,238

3.20%, 2/25/2022	148,000	153,055

2.90%, 4/1/2022	124,000	127,656

3.30%, 8/15/2022	53,000	55,209

2.80%, 1/15/2023	247,000	256,477

3.15%, 4/1/2024	100,000	106,547

3.25%, 4/1/2026	247,000	265,827

3.55%, 5/1/2027	156,000	171,328

3.50%, 4/1/2029	150,000	165,810

2.75%, 11/1/2029	830,000	868,761

Oklahoma Gas & Electric Co.

3.80%, 8/15/2028	80,000	90,683

3.30%, 3/15/2030	260,000	287,255

4.15%, 4/1/2047	27,000	32,306

Southwestern Electric Power Co.

6.20%, 3/15/2040	190,000	268,621

Series J, 3.90%, 4/1/2045	65,000	71,868

Toledo Edison Co. (The) 6.15%, 5/15/2037	200,000	292,642

Union Electric Co. 3.90%, 9/15/2042	131,000	157,093

		8,014,156

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Electrical Equipment — 0.1%

Legrand France SA (France) 8.50%, 2/15/2025	154,000	205,387

Rockwell Automation, Inc. 4.20%, 3/1/2049	125,000	159,919

		365,306

Electronic Equipment, Instruments & Components — 0.1%

Allegion US Holding Co., Inc.

3.20%, 10/1/2024	115,000	121,849

3.55%, 10/1/2027	126,000	137,561

FLIR Systems, Inc. 3.13%, 6/15/2021	60,000	61,127

		320,537

Energy Equipment & Services — 0.0% (c)

Helmerich & Payne, Inc.

4.65%, 3/15/2025	55,000	61,390

4.65%, 3/15/2025 (a)	30,000	33,486

		94,876

Entertainment — 0.2%

Activision Blizzard, Inc.

2.30%, 9/15/2021	87,000	88,177

2.60%, 6/15/2022	222,000	227,127

3.40%, 9/15/2026	141,000	152,772

3.40%, 6/15/2027	200,000	217,385

4.50%, 6/15/2047	117,000	147,566

Electronic Arts, Inc.

3.70%, 3/1/2021	40,000	40,800

4.80%, 3/1/2026	250,000	289,459

		1,163,286

Equity Real Estate Investment Trusts (REITs) — 0.1%

American Tower Corp.

2.25%, 1/15/2022	25,000	25,332

4.70%, 3/15/2022	150,000	159,535

3.50%, 1/31/2023	30,000	31,632

3.38%, 5/15/2024	120,000	127,469

3.80%, 8/15/2029	68,000	74,987

3.70%, 10/15/2049	113,000	121,874

		540,829

Food & Staples Retailing — 0.5%

Ahold Finance USA LLC (Netherlands) 6.88%, 5/1/2029	94,000	128,743

Koninklijke Ahold Delhaize NV (Netherlands) 5.70%, 10/1/2040	281,000	375,987

Sysco Corp.

2.60%, 6/12/2022	246,000	252,666

3.55%, 3/15/2025	30,000	32,686

3.75%, 10/1/2025	298,000	329,191

3.30%, 7/15/2026	317,000	344,819

3.25%, 7/15/2027	614,000	664,253

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Food & Staples Retailing — continued

2.40%, 2/15/2030	95,000	96,929

5.38%, 9/21/2035	180,000	244,281

4.85%, 10/1/2045	125,000	158,089

4.50%, 4/1/2046	25,000	30,200

4.45%, 3/15/2048	50,000	60,700

		2,718,544

Food Products — 0.0% (c)

Flowers Foods, Inc.

4.38%, 4/1/2022	36,000	37,800

3.50%, 10/1/2026	114,000	121,646

		159,446

Gas Utilities — 0.2%

Dominion Energy Gas Holdings LLC

3.55%, 11/1/2023	48,000	50,950

3.60%, 12/15/2024	115,000	124,113

Series B, 3.00%, 11/15/2029	25,000	26,226

4.80%, 11/1/2043	20,000	24,733

4.60%, 12/15/2044	88,000	103,401

Series C, 3.90%, 11/15/2049	111,000	120,507

National Fuel Gas Co.

4.90%, 12/1/2021	200,000	209,255

3.75%, 3/1/2023	165,000	173,066

5.20%, 7/15/2025	50,000	56,245

3.95%, 9/15/2027	150,000	159,093

4.75%, 9/1/2028	40,000	44,381

		1,091,970

Health Care Equipment & Supplies — 0.6%

Baxter International, Inc.

1.70%, 8/15/2021	54,000	54,268

2.60%, 8/15/2026	360,000	374,455

3.50%, 8/15/2046	75,000	77,980

Danaher Corp.

3.35%, 9/15/2025	50,000	54,569

4.38%, 9/15/2045	49,000	61,869

DH Europe Finance II SARL

2.05%, 11/15/2022	70,000	71,288

2.60%, 11/15/2029	150,000	156,466

Edwards Lifesciences Corp. 4.30%, 6/15/2028	274,000	316,603

Koninklijke Philips NV (Netherlands)

6.88%, 3/11/2038	69,000	105,884

5.00%, 3/15/2042	634,000	848,331

Stryker Corp.

3.38%, 5/15/2024	126,000	134,245

3.65%, 3/7/2028	962,000	1,075,986

		3,331,944

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	135

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Health Care Providers & Services — 0.2%

AmerisourceBergen Corp.

3.50%, 11/15/2021	330,000	338,949

3.40%, 5/15/2024	70,000	74,247

3.25%, 3/1/2025	55,000	58,475

3.45%, 12/15/2027	429,000	465,407

4.25%, 3/1/2045	43,000	48,822

4.30%, 12/15/2047	25,000	28,328

		1,014,228

Hotels, Restaurants & Leisure — 0.6%

Choice Hotels International, Inc.

5.75%, 7/1/2022	160,000	173,125

3.70%, 12/1/2029	100,000	106,305

Darden Restaurants, Inc.

3.85%, 5/1/2027	255,000	277,414

4.55%, 2/15/2048	29,000	31,553

Starbucks Corp.

2.10%, 2/4/2021	152,000	152,687

2.70%, 6/15/2022	468,000	480,140

3.10%, 3/1/2023	248,000	259,513

3.85%, 10/1/2023	41,000	44,173

2.45%, 6/15/2026	25,000	26,136

3.50%, 3/1/2028	50,000	55,317

4.00%, 11/15/2028	55,000	63,391

3.55%, 8/15/2029	1,149,000	1,288,398

4.30%, 6/15/2045	175,000	201,786

3.75%, 12/1/2047	101,000	108,640

4.50%, 11/15/2048	20,000	24,084

		3,292,662

Household Durables — 0.1%

Harman International Industries, Inc. 4.15%, 5/15/2025	75,000	82,695

NVR, Inc. 3.95%, 9/15/2022	230,000	243,050

		325,745

Household Products — 0.1%

Church & Dwight Co., Inc.

2.45%, 8/1/2022	109,000	111,109

2.88%, 10/1/2022	34,000	35,209

3.15%, 8/1/2027	89,000	95,329

3.95%, 8/1/2047	122,000	144,772

		386,419

Independent Power and Renewable Electricity Producers — 0.0% (c)

Enel Generacion Chile SA (Chile) 4.25%, 4/15/2024	159,000	168,261

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Industrial Conglomerates — 0.4%

Carlisle Cos., Inc.

3.75%, 11/15/2022	217,000	227,583

3.50%, 12/1/2024	100,000	107,559

3.75%, 12/1/2027	265,000	292,115

Ingersoll-Rand Global Holding Co. Ltd.

2.90%, 2/21/2021	759,000	768,018

4.25%, 6/15/2023	367,000	400,455

3.75%, 8/21/2028	100,000	112,119

5.75%, 6/15/2043	100,000	140,193

Ingersoll-Rand Luxembourg Finance SA

3.80%, 3/21/2029	50,000	56,109

4.65%, 11/1/2044	25,000	30,848

4.50%, 3/21/2049	30,000	37,369

		2,172,368

Insurance — 0.1%

Loews Corp.

2.63%, 5/15/2023	326,000	336,421

3.75%, 4/1/2026	230,000	256,360

6.00%, 2/1/2035	30,000	42,409

4.13%, 5/15/2043	61,000	73,969

		709,159

Interactive Media & Services — 0.2%

Alphabet, Inc.

3.63%, 5/19/2021	135,000	138,746

3.38%, 2/25/2024	190,000	205,468

2.00%, 8/15/2026	851,000	880,870

		1,225,084

Internet & Direct Marketing Retail — 0.1%

Booking Holdings, Inc.

2.75%, 3/15/2023	360,000	372,114

3.65%, 3/15/2025	64,000	69,093

3.60%, 6/1/2026	59,000	64,512

3.55%, 3/15/2028	110,000	120,373

		626,092

IT Services — 0.5%

Broadridge Financial Solutions, Inc. 3.40%, 6/27/2026	310,000	335,557

Fiserv, Inc.

4.75%, 6/15/2021	30,000	31,257

3.80%, 10/1/2023	33,000	35,286

3.50%, 7/1/2029	88,000	96,135

Genpact Luxembourg SARL

3.70%, 4/1/2022 (d)	200,000	206,853

3.38%, 12/1/2024	50,000	52,392

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

IT Services — continued

Mastercard, Inc.

2.00%, 11/21/2021	100,000	101,321

3.38%, 4/1/2024	60,000	64,792

2.95%, 11/21/2026	75,000	80,999

3.50%, 2/26/2028	110,000	123,252

2.95%, 6/1/2029	108,000	117,400

3.80%, 11/21/2046	582,000	706,624

3.95%, 2/26/2048	121,000	151,073

3.65%, 6/1/2049	189,000	227,480

Western Union Co. (The)

3.60%, 3/15/2022	38,000	39,427

4.25%, 6/9/2023	41,000	43,992

2.85%, 1/10/2025	50,000	51,400

6.20%, 11/17/2036	72,000	85,750

		2,550,990

Leisure Products — 0.1%

Hasbro, Inc.

3.15%, 5/15/2021	50,000	50,835

3.55%, 11/19/2026	60,000	63,131

3.50%, 9/15/2027	80,000	82,942

3.90%, 11/19/2029	30,000	31,598

6.35%, 3/15/2040	221,000	271,417

5.10%, 5/15/2044	135,000	144,610

		644,533

Life Sciences Tools & Services — 0.1%

Agilent Technologies, Inc.

3.20%, 10/1/2022	118,000	122,416

3.88%, 7/15/2023	170,000	180,951

3.05%, 9/22/2026	40,000	42,452

2.75%, 9/15/2029	200,000	208,542

		554,361

Machinery — 0.0% (c)

IDEX Corp. 4.20%, 12/15/2021	50,000	51,758

Oshkosh Corp. 4.60%, 5/15/2028	130,000	147,556

		199,314

Metals & Mining — 2.1%

Barrick Gold Corp. (Canada)

6.45%, 10/15/2035	26,000	36,362

5.25%, 4/1/2042	102,000	131,967

Barrick North America Finance LLC (Canada)

5.70%, 5/30/2041	90,000	123,642

5.75%, 5/1/2043	672,000	920,768

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Metals & Mining — continued

Barrick PD Australia Finance Pty. Ltd. (Canada) 5.95%, 10/15/2039	150,000	204,619

Kinross Gold Corp. (Canada)

5.13%, 9/1/2021	40,000	41,422

5.95%, 3/15/2024	75,000	83,522

4.50%, 7/15/2027	320,000	348,108

Newmont Corp.

3.63%, 6/9/2021	188,000	192,526

3.50%, 3/15/2022	425,000	436,094

3.70%, 3/15/2023	970,000	1,028,687

2.80%, 10/1/2029	290,000	302,099

5.88%, 4/1/2035	30,000	41,727

6.25%, 10/1/2039	25,000	35,366

4.88%, 3/15/2042	50,000	62,775

Rio Tinto Alcan, Inc. (Canada)

7.25%, 3/15/2031	70,000	102,709

6.13%, 12/15/2033	90,000	129,939

5.75%, 6/1/2035	71,000	97,961

Rio Tinto Finance USA Ltd. (Australia)

7.13%, 7/15/2028	249,000	344,939

5.20%, 11/2/2040	110,000	150,264

Rio Tinto Finance USA plc (Australia)

4.75%, 3/22/2042	90,000	116,538

4.13%, 8/21/2042	1,168,000	1,410,832

Southern Copper Corp. (Peru)

3.50%, 11/8/2022	25,000	25,844

3.88%, 4/23/2025	25,000	26,780

7.50%, 7/27/2035	100,000	141,828

5.25%, 11/8/2042	450,000	534,168

5.88%, 4/23/2045	1,030,000	1,318,094

Vale Overseas Ltd. (Brazil)

6.25%, 8/10/2026	570,000	668,825

8.25%, 1/17/2034	180,000	252,475

6.88%, 11/21/2036	90,000	118,504

6.88%, 11/10/2039	114,000	151,642

Vale SA (Brazil) 5.63%, 9/11/2042	1,498,000	1,764,599

		11,345,625

Multiline Retail — 0.2%

Dollar General Corp.

3.25%, 4/15/2023	391,000	408,994

4.15%, 11/1/2025	162,000	180,498

3.88%, 4/15/2027	120,000	133,869

4.13%, 5/1/2028	105,000	120,240

		843,601

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	137

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Multi-Utilities — 0.2%

Dominion Energy, Inc.

Series C, 2.00%, 8/15/2021	120,000	120,885

Series B, 2.75%, 9/15/2022	300,000	307,103

3.90%, 10/1/2025	100,000	110,355

Series D, 2.85%, 8/15/2026	55,000	58,055

4.25%, 6/1/2028	25,000	28,555

Series E, 6.30%, 3/15/2033	100,000	137,656

Series F, 5.25%, 8/1/2033	25,000	31,871

Series B, 5.95%, 6/15/2035	50,000	68,335

Series A, 4.60%, 3/15/2049	25,000	31,625

		894,440

Oil, Gas & Consumable Fuels — 3.4%

Boardwalk Pipelines LP

3.38%, 2/1/2023	456,000	472,704

4.95%, 12/15/2024	293,000	322,952

5.95%, 6/1/2026	66,000	76,119

4.45%, 7/15/2027	25,000	26,330

4.80%, 5/3/2029	40,000	42,283

Burlington Resources LLC

7.20%, 8/15/2031	39,000	57,430

5.95%, 10/15/2036	153,000	214,722

Cimarex Energy Co.

4.38%, 6/1/2024	342,000	364,094

3.90%, 5/15/2027	230,000	237,366

4.38%, 3/15/2029	40,000	42,382

Conoco Funding Co. 7.25%, 10/15/2031	15,000	22,152

ConocoPhillips 5.90%, 10/15/2032	41,000	55,065

ConocoPhillips Co.

2.40%, 12/15/2022	510,000	522,460

3.35%, 11/15/2024	124,000	133,310

4.95%, 3/15/2026	152,000	178,466

4.30%, 11/15/2044	1,047,000	1,256,753

ConocoPhillips Holding Co. 6.95%, 4/15/2029	207,000	282,159

Ecopetrol SA (Colombia)

5.88%, 9/18/2023	55,000	61,025

4.13%, 1/16/2025	80,000	84,443

7.38%, 9/18/2043	98,000	134,549

Eni USA, Inc. (Italy) 7.30%, 11/15/2027	208,000	276,548

Equinor ASA (Norway)

3.15%, 1/23/2022	60,000	62,039

2.45%, 1/17/2023	150,000	154,431

2.65%, 1/15/2024	30,000	31,371

3.70%, 3/1/2024	40,000	43,401

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — continued

3.63%, 9/10/2028	40,000	45,098

HollyFrontier Corp. 5.88%, 4/1/2026	335,000	382,258

Magellan Midstream Partners LP

4.25%, 2/1/2021	611,000	624,132

5.00%, 3/1/2026	480,000	559,891

5.15%, 10/15/2043	55,000	67,049

4.25%, 9/15/2046	100,000	109,983

4.20%, 10/3/2047	50,000	54,633

3.95%, 3/1/2050	110,000	117,089

Nexen, Inc. (China)

7.88%, 3/15/2032	135,000	207,407

5.88%, 3/10/2035	29,000	39,981

7.50%, 7/30/2039	40,000	67,537

Petroleos Mexicanos (Mexico)

4.88%, 1/18/2024	30,000	31,261

4.50%, 1/23/2026	25,000	24,488

6.88%, 8/4/2026	100,000	108,940

6.50%, 3/13/2027	40,000	41,945

6.50%, 1/23/2029	120,000	123,746

5.95%, 1/28/2031 (a)	33,000	32,049

6.63%, 6/15/2038	163,000	159,743

6.35%, 2/12/2048	78,000	72,479

7.69%, 1/23/2050 (a)	683,000	709,671

6.95%, 1/28/2060 (a)	21,000	20,184

Phillips 66

4.30%, 4/1/2022	663,000	697,403

3.90%, 3/15/2028	1,111,000	1,235,664

4.65%, 11/15/2034	440,000	529,386

5.88%, 5/1/2042	191,000	266,257

4.88%, 11/15/2044	240,000	288,990

Phillips 66 Partners LP

2.45%, 12/15/2024	30,000	30,460

3.61%, 2/15/2025	71,000	75,949

3.55%, 10/1/2026	314,000	334,943

3.75%, 3/1/2028	30,000	32,349

3.15%, 12/15/2029	115,000	116,660

4.68%, 2/15/2045	435,000	489,834

Suncor Energy, Inc. (Canada)

3.60%, 12/1/2024	200,000	216,026

7.15%, 2/1/2032	190,000	272,906

5.95%, 5/15/2035	35,000	47,512

6.85%, 6/1/2039	117,000	176,019

4.00%, 11/15/2047	1,766,000	1,940,262

Valero Energy Corp.

3.65%, 3/15/2025	464,000	504,201

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

3.40%, 9/15/2026	905,000	970,011

4.35%, 6/1/2028	199,000	223,830

4.00%, 4/1/2029	100,000	108,177

7.50%, 4/15/2032	147,000	205,675

6.63%, 6/15/2037	175,000	236,002

4.90%, 3/15/2045	231,000	264,638

Valero Energy Partners LP

4.38%, 12/15/2026	123,000	138,616

4.50%, 3/15/2028	248,000	277,762

		18,433,650

Personal Products — 0.2%

Estee Lauder Cos., Inc. (The)

2.00%, 12/1/2024	50,000	51,259

3.15%, 3/15/2027	60,000	65,429

2.38%, 12/1/2029	27,000	28,055

6.00%, 5/15/2037	130,000	187,672

4.38%, 6/15/2045	166,000	210,398

4.15%, 3/15/2047	125,000	155,407

3.13%, 12/1/2049	250,000	267,696

		965,916

Pharmaceuticals — 1.4%

Bristol-Myers Squibb Co.

2.75%, 2/15/2023 (a)	464,000	481,850

3.40%, 7/26/2029 (a)	639,000	716,524

4.13%, 6/15/2039 (a)	350,000	425,789

3.25%, 8/1/2042	360,000	390,983

4.55%, 2/20/2048 (a)	69,000	90,454

4.25%, 10/26/2049 (a)	486,000	623,007

Johnson & Johnson

2.25%, 3/3/2022	111,000	113,040

2.63%, 1/15/2025	50,000	53,007

2.45%, 3/1/2026	29,000	30,619

2.90%, 1/15/2028	60,000	65,397

6.95%, 9/1/2029	50,000	72,208

4.38%, 12/5/2033	60,000	75,375

3.55%, 3/1/2036	92,000	105,801

3.63%, 3/3/2037	51,000	59,703

5.95%, 8/15/2037	25,000	37,728

3.40%, 1/15/2038	286,000	325,285

4.50%, 9/1/2040	40,000	51,863

4.50%, 12/5/2043	25,000	33,281

3.70%, 3/1/2046	699,000	847,405

3.75%, 3/3/2047	56,000	68,597

3.50%, 1/15/2048	727,000	867,605

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pharmaceuticals — continued

Zoetis, Inc. 3.25%, 8/20/2021	314,000	322,512

3.25%, 2/1/2023	288,000	302,127

4.50%, 11/13/2025	45,000	51,407

3.00%, 9/12/2027	594,000	637,801

3.90%, 8/20/2028	353,000	403,078

4.70%, 2/1/2043	102,000	134,074

3.95%, 9/12/2047	154,000	184,820

4.45%, 8/20/2048	80,000	103,374

		7,674,714

Professional Services — 0.5%

Thomson Reuters Corp. (Canada)

3.35%, 5/15/2026	130,000	139,436

5.85%, 4/15/2040	259,000	339,279

5.65%, 11/23/2043	1,047,000	1,369,162

Verisk Analytics, Inc.

5.80%, 5/1/2021	260,000	272,486

4.13%, 9/12/2022	100,000	106,347

4.00%, 6/15/2025	250,000	278,188

4.13%, 3/15/2029	130,000	148,993

5.50%, 6/15/2045	35,000	47,472

		2,701,363

Semiconductors & Semiconductor Equipment — 0.6%

Maxim Integrated Products, Inc.

3.38%, 3/15/2023	98,000	103,106

3.45%, 6/15/2027	100,000	106,228

Micron Technology, Inc.

4.64%, 2/6/2024	421,000	458,842

4.98%, 2/6/2026	493,000	550,096

5.33%, 2/6/2029	25,000	28,986

4.66%, 2/15/2030	90,000	99,315

Texas Instruments, Inc.

2.75%, 3/12/2021	119,000	120,570

2.25%, 5/1/2023	65,000	66,923

2.63%, 5/15/2024	40,000	41,954

2.90%, 11/3/2027	230,000	247,466

2.25%, 9/4/2029	25,000	25,584

3.88%, 3/15/2039	596,000	713,850

4.15%, 5/15/2048	389,000	492,691

		3,055,611

Software — 0.1%

Cadence Design Systems, Inc. 4.38%, 10/15/2024	194,000	216,565

Citrix Systems, Inc. 4.50%, 12/1/2027	385,000	426,280

		642,845

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	139

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Specialty Retail — 0.2%

Best Buy Co., Inc.

5.50%, 3/15/2021	264,000	271,878

4.45%, 10/1/2028	168,000	191,479

TJX Cos., Inc. (The)

2.75%, 6/15/2021	120,000	122,022

2.50%, 5/15/2023	305,000	314,326

2.25%, 9/15/2026	410,000	423,186

		1,322,891

Technology Hardware, Storage & Peripherals — 0.2%

Seagate HDD Cayman

4.25%, 3/1/2022	137,000	140,382

4.75%, 6/1/2023	430,000	452,405

4.88%, 3/1/2024	185,000	195,470

4.75%, 1/1/2025	107,000	111,824

4.88%, 6/1/2027	50,000	52,972

5.75%, 12/1/2034	152,000	157,510

		1,110,563

Textiles, Apparel & Luxury Goods — 0.2%

NIKE, Inc.

2.25%, 5/1/2023	72,000	74,228

2.38%, 11/1/2026	125,000	131,547

3.63%, 5/1/2043	306,000	358,712

3.88%, 11/1/2045	80,000	98,386

3.38%, 11/1/2046	418,000	480,817

		1,143,690

Total Corporate Bonds (Cost $132,015,051)		137,255,351

Commercial Mortgage-Backed Securities — 2.1%

Banc of America Commercial Mortgage Trust Series 2017-BNK3, Class A4, 3.57%, 2/15/2050	20,000	22,240

BANK

Series 2017-BNK4, Class ASB, 3.42%, 5/15/2050	30,000	32,286

Series 2019-BN16, Class A4, 4.01%, 2/15/2052	60,000	69,967

Series 2019-BN21, Class A5, 2.85%, 10/17/2052	60,000	64,622

Series 2018-BN10, Class A5, 3.69%, 2/15/2061	20,000	22,553

Series 2019-BN19, Class A3, 3.18%, 8/15/2061	100,000	110,553

Series 2019-BN22, Class A4, 2.98%, 11/15/2062	260,000	283,137

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

BBCMS Mortgage Trust Series 2018-C2, Class A5, 4.31%, 12/15/2051	40,000	47,342

Benchmark Mortgage Trust

Series 2018-B1, Class A5, 3.67%, 1/15/2051 (e)	50,000	56,213

Series 2018-B2, Class B, 4.20%, 2/15/2051 ‡ (e)	20,000	23,023

Series 2018-B6, Class A2, 4.20%, 10/10/2051	50,000	54,204

BENCHMARK Mortgage Trust

Series 2018-B5, Class A4, 4.21%, 7/15/2051	110,000	128,654

Series 2018-B8, Class A5, 4.23%, 1/15/2052	40,000	47,091

Cantor Commercial Real Estate Lending Series 2019-CF2, Class AS, 3.12%, 11/15/2052	75,000	80,408

CD Mortgage Trust

Series 2017-CD3, Class A4, 3.63%, 2/10/2050	50,000	55,825

Series 2017-CD6, Class ASB, 3.33%, 11/13/2050	20,000	21,611

Series 2017-CD6, Class AM, 3.71%, 11/13/2050 (e)	30,000	33,336

CFCRE Commercial Mortgage Trust

Series 2017-C8, Class A4, REIT, 3.57%, 6/15/2050	30,000	33,214

Series 2016-C7, Class ASB, 3.64%, 12/10/2054	20,000	21,615

Citigroup Commercial Mortgage Trust

Series 2014-GC21, Class AAB, 3.48%, 5/10/2047	17,219	17,966

Series 2014-GC23, Class B, 4.17%, 7/10/2047 ‡ (e)	30,000	32,276

Series 2014-GC25, Class AAB, 3.37%, 10/10/2047	27,215	28,219

Series 2015-GC29, Class C, 4.13%, 4/10/2048 ‡ (e)	40,000	43,246

Series 2016-C1, Class AAB, 3.00%, 5/10/2049	100,000	104,877

Series 2016-P4, Class A2, 2.45%, 7/10/2049	41,000	41,313

Series 2016-P5, Class A2, 2.40%, 10/10/2049	50,000	50,521

Series 2017-P7, Class A2, 3.21%, 4/14/2050	407,000	417,597

Commercial Mortgage Trust

Series 2013-CR9, Class A4, 4.22%, 7/10/2045 (e)	120,000	129,786

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-Backed Securities — continued

Series 2012-CR3, Class ASB, 2.37%, 10/15/2045	20,412	20,619

Series 2012-CR4, Class ASB, 2.44%, 10/15/2045	10,985	11,125

Series 2012-CR3, Class A3, 2.82%, 10/15/2045	24,447	25,111

Series 2012-CR4, Class A3, 2.85%, 10/15/2045	24,848	25,603

Series 2013-CR6, Class A4, 3.10%, 3/10/2046	20,000	20,852

Series 2013-CR7, Class A4, 3.21%, 3/10/2046	48,255	50,605

Series 2013-CR12, Class C, 5.08%, 10/10/2046 ‡ (e)	10,000	10,422

Series 2014-CR14, Class C, 4.63%, 2/10/2047 ‡ (e)	30,000	31,881

Series 2014-UBS5, Class AM, 4.19%, 9/10/2047 (e)	40,000	43,593

Series 2014-CR20, Class A3, 3.33%, 11/10/2047	45,000	48,273

Series 2014-UBS6, Class A4, 3.38%, 12/10/2047	140,000	150,221

Series 2015-LC21, Class AM, 4.04%, 7/10/2048 (e)	30,000	33,152

Series 2015-CR25, Class A4, 3.76%, 8/10/2048	30,000	33,130

Series 2015-LC23, Class A2, 3.22%, 10/10/2048	26,000	26,177

CSAIL Commercial Mortgage Trust

Series 2015-C3, Class A4, 3.72%, 8/15/2048	30,000	33,041

Series 2015-C3, Class B, 4.10%, 8/15/2048 ‡ (e)	70,000	76,222

Series 2015-C4, Class A2, 3.16%, 11/15/2048	560,000	562,014

Series 2016-C5, Class A5, 3.76%, 11/15/2048	27,000	29,925

Series 2019-C15, Class A4, 4.05%, 3/15/2052	30,000	34,907

DBGS Mortgage Trust Series 2018-C1, Class A4, 4.47%, 10/15/2051	20,000	23,754

DBJPM Mortgage Trust Series 2017-C6, Class A5, 3.33%, 6/10/2050	20,000	21,962

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K019, Class A2, 2.27%, 3/25/2022	19,835	20,100

Series K023, Class A1, 1.58%, 4/25/2022	16,389	16,392

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Series K027, Class A2, 2.64%, 1/25/2023	267,000	276,370

Series K028, Class A2, 3.11%, 2/25/2023	100,000	104,828

Series K029, Class A2, 3.32%, 2/25/2023	150,000	158,222

Series K033, Class A2, 3.06%, 7/25/2023 (e)	220,000	232,017

Series K036, Class A2, 3.53%, 10/25/2023 (e)	162,000	173,903

Series K725, Class AM, 3.10%, 2/25/2024 (e)	50,000	53,185

Series K728, Class A2, 3.06%, 8/25/2024 (e)	50,000	53,370

Series K040, Class A2, 3.24%, 9/25/2024	70,000	75,553

Series K048, Class A1, 2.69%, 12/25/2024	39,361	40,686

Series K731, Class A2, 3.60%, 2/25/2025 (e)	50,000	55,071

Series K051, Class A2, 3.31%, 9/25/2025	40,000	43,888

Series K734, Class A2, 3.21%, 2/25/2026	225,000	245,742

Series K735, Class A2, 2.86%, 5/25/2026	50,000	53,954

Series K057, Class A2, 2.57%, 7/25/2026	63,000	67,212

Series K063, Class A1, 3.05%, 8/25/2026	46,207	49,110

Series K084, Class A2, 3.78%, 10/25/2028 (e)	500,000	580,382

Series K085, Class A2, 4.06%, 10/25/2028 (e)	120,000	141,845

Series K100, Class A2, 2.67%, 9/25/2029	400,000	436,523

Series K-1512, Class A2, 2.99%, 5/25/2031	75,000	84,314

Series K156, Class A3, 3.70%, 6/25/2033 (e)	91,000	109,227

FNMA ACES

Series 2012-M1, Class A2, 2.73%, 10/25/2021	35,463	35,895

Series 2014-M1, Class A2, 3.21%, 7/25/2023 (e)	44,430	47,002

Series 2014-M2, Class A2, 3.51%, 12/25/2023 (e)	39,195	42,159

Series 2014-M3, Class A2, 3.48%, 1/25/2024 (e)	38,590	41,518

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	141

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-Backed Securities — continued

Series 2017-M10, Class AV2, 2.56%, 7/25/2024 (e)	50,000	52,448

Series 2016-M6, Class A1, 2.14%, 5/25/2026	46,302	47,532

Series 2016-M11, Class A1, 2.08%, 7/25/2026	50,677	51,929

Series 2017-M1, Class A2, 2.42%, 10/25/2026 (e)	76,000	80,740

Series 2017-M7, Class A2, 2.96%, 2/25/2027 (e)	200,000	219,150

Series 2017-M12, Class A1, 2.75%, 6/25/2027	33,118	34,566

Series 2017-M12, Class A2, 3.08%, 6/25/2027 (e)	202,756	224,600

Series 2018-M10, Class A2, 3.38%, 7/25/2028 (e)	40,000	45,471

Series 2019-M1, Class A2, 3.56%, 9/25/2028 (e)	85,000	97,921

Series 2018-M13, Class A1, 3.70%, 3/25/2030 (e)	34,667	39,508

GS Mortgage Securities Corp. II Series 2013-GC10, Class AAB, 2.56%, 2/10/2046	11,659	11,847

GS Mortgage Securities Trust

Series 2011-GC5, Class A4, 3.71%, 8/10/2044	60,000	61,464

Series 2012-GCJ9, Class A3, 2.77%, 11/10/2045	78,277	80,647

Series 2014-GC18, Class C, 4.99%, 1/10/2047 (e)	120,000	121,758

Series 2014-GC24, Class AAB, 3.65%, 9/10/2047	22,650	23,762

Series 2014-GC24, Class AS, 4.16%, 9/10/2047 (e)	170,000	185,789

Series 2015-GC28, Class A4, 3.14%, 2/10/2048	40,000	42,607

Series 2016-GS4, Class A2, 2.91%, 11/10/2049	500,000	509,458

Series 2015-GC30, Class A4, 3.38%, 5/10/2050	25,000	27,095

Series 2019-GSA1, Class A4, 3.05%, 11/10/2052	260,000	282,548

JP Morgan Chase Commercial Mortgage Securities Trust

Series 2012-C8, Class A3, 2.83%, 10/15/2045	7,260	7,486

Series 2013-C16, Class ASB, 3.67%, 12/15/2046	17,998	18,706

Series 2012-LC9, Class A5, 2.84%, 12/15/2047	19,879	20,472

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

JPMBB Commercial Mortgage Securities Trust

Series 2014-C19, Class A3, 3.67%, 4/15/2047	40,000	40,892

Series 2015-C29, Class B, 4.12%, 5/15/2048 ‡ (e)	40,000	43,205

Series 2015-C31, Class A3, 3.80%, 8/15/2048	40,000	44,241

JPMDB Commercial Mortgage Securities Trust

Series 2016-C2, Class B, 3.99%, 6/15/2049 (e)	20,000	21,888

Series 2017-C5, Class B, 4.01%, 3/15/2050 ‡ (e)	20,000	22,022

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2012-C5, Class A4, 3.18%, 8/15/2045	20,000	20,683

Series 2013-C9, Class A4, 3.10%, 5/15/2046	30,000	31,380

Series 2013-C11, Class AS, 4.35%, 8/15/2046 (e)	120,000	128,941

Series 2014-C14, Class A3, 3.67%, 2/15/2047	21,139	21,482

Series 2014-C17, Class A3, 3.53%, 8/15/2047	29,000	29,656

Series 2015-C22, Class AS, 3.56%, 4/15/2048 ‡	40,000	42,799

Series 2015-C25, Class ASB, 3.38%, 10/15/2048	50,000	52,748

Series 2015-C25, Class A5, 3.64%, 10/15/2048	40,000	44,056

Series 2016-C32, Class A4, 3.72%, 12/15/2049	25,000	28,002

Morgan Stanley Capital I Trust

Series 2012-C4, Class A4, 3.24%, 3/15/2045	38,000	39,061

Series 2017-H1, Class C, 4.28%, 6/15/2050 ‡ (e)	50,000	54,559

Series 2019-L2, Class A4, 4.07%, 3/15/2052	50,000	58,416

UBS Commercial Mortgage Trust

Series 2012-C1, Class A3, 3.40%, 5/10/2045	27,118	27,943

Series 2017-C1, Class A2, 2.98%, 6/15/2050	30,000	30,649

Series 2017-C4, Class ASB, 3.37%, 10/15/2050	40,000	42,965

Series 2017-C5, Class AS, 3.78%, 11/15/2050 (e)	70,000	78,230

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-Backed Securities — continued

Series 2017-C7, Class AS, 4.06%, 12/15/2050 (e)	50,000	56,401

UBS-Barclays Commercial Mortgage Trust

Series 2013-C5, Class A4, 3.18%, 3/10/2046	40,000	41,781

Series 2012-C2, Class A4, 3.53%, 5/10/2063	20,000	20,833

Wells Fargo Commercial Mortgage Trust

Series 2012-LC5, Class A3, 2.92%, 10/15/2045	72,342	74,587

Series 2015-C27, Class A4, 3.19%, 2/15/2048	42,549	45,210

Series 2015-C28, Class A4, 3.54%, 5/15/2048	20,000	21,803

Series 2015-NXS1, Class D, 4.16%, 5/15/2048 (e)	150,000	158,129

Series 2015-C29, Class A4, 3.64%, 6/15/2048	120,000	131,628

Series 2015-C29, Class D, 4.22%, 6/15/2048 (e)	20,000	18,752

Series 2018-C45, Class A3, 3.92%, 6/15/2051	45,000	51,588

Series 2019-C53, Class A4, 3.04%, 10/15/2052	125,000	136,208

Series 2015-NXS3, Class A2, 2.85%, 9/15/2057	35,038	35,124

WFRBS Commercial Mortgage Trust

Series 2011-C5, Class A4, 3.67%, 11/15/2044	149,826	153,891

Series 2012-C9, Class AS, 3.39%, 11/15/2045	60,000	62,540

Series 2012-C10, Class A3, 2.88%, 12/15/2045	40,000	41,340

Series 2013-C15, Class AS, 4.36%, 8/15/2046 (e)	190,000	203,341

Series 2013-C15, Class C, 4.49%, 8/15/2046 (e)	400,000	404,945

Series 2014-C20, Class A3, 3.64%, 5/15/2047	21	21

Series 2013-C12, Class ASB, 2.84%, 3/15/2048	5,721	5,838

Series 2014-C22, Class A4, 3.49%, 9/15/2057	40,000	43,077

Series 2014-C22, Class A5, 3.75%, 9/15/2057	25,000	27,224

Total Commercial Mortgage-Backed Securities (Cost $11,199,971)		11,550,335

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — 1.7%

Canada Government Bond (Canada)

2.63%, 1/25/2022	230,000	237,197

2.00%, 11/15/2022	25,000	25,719

Export Development Canada (Canada)

2.00%, 11/30/2020	30,000	30,178

2.00%, 5/17/2022	25,000	25,559

1.75%, 7/18/2022	60,000	61,127

2.50%, 1/24/2023	120,000	125,316

2.63%, 2/21/2024	55,000	58,517

Export-Import Bank of Korea (South Korea) 2.63%, 12/30/2020	200,000	202,276

FMS Wertmanagement AoeR (Germany) 2.75%, 1/30/2024	200,000	213,612

Hungary Government Bond (Hungary)

6.38%, 3/29/2021	40,000	41,915

5.38%, 2/21/2023	100,000	109,822

5.75%, 11/22/2023	50,000	56,839

5.38%, 3/25/2024	26,000	29,545

Italian Republic Government Bond (Italy)

6.88%, 9/27/2023	160,000	187,066

5.38%, 6/15/2033	163,000	199,247

Japan Bank for International Cooperation (Japan)

1.50%, 7/21/2021	202,000	202,960

1.63%, 10/17/2022	200,000	202,501

1.75%, 1/23/2023	200,000	203,599

2.88%, 7/21/2027	218,000	241,427

Korea Development Bank (The) (South Korea) 2.75%, 3/19/2023	200,000	208,353

Oriental Republic of Uruguay (Uruguay)

8.00%, 11/18/2022	136,000	151,284

4.50%, 8/14/2024	29,000	31,640

4.38%, 10/27/2027	80,000	89,999

5.10%, 6/18/2050	76,000	95,726

4.98%, 4/20/2055	30,000	37,189

Province of Alberta (Canada)

2.20%, 7/26/2022	90,000	92,422

3.35%, 11/1/2023	100,000	108,120

2.95%, 1/23/2024	50,000	53,448

3.30%, 3/15/2028	25,000	28,685

Province of British Columbia (Canada)

2.65%, 9/22/2021	202,000	206,976

1.75%, 9/27/2024	49,000	50,543

2.25%, 6/2/2026	49,000	52,118

Province of Manitoba (Canada) 8.88%, 9/15/2021	58,000	64,739

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	143

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — continued

Province of Ontario (Canada)

2.50%, 9/10/2021	120,000	122,583

2.55%, 4/25/2022	45,000	46,428

1.75%, 1/24/2023	150,000	153,057

3.40%, 10/17/2023	95,000	102,850

3.05%, 1/29/2024	55,000	59,113

2.50%, 4/27/2026	30,000	32,229

2.30%, 6/15/2026	30,000	31,918

2.00%, 10/2/2029	25,000	26,380

Province of Quebec (Canada)

2.75%, 8/25/2021	110,000	112,727

2.38%, 1/31/2022	235,000	240,835

2.50%, 4/20/2026	55,000	59,240

Republic of Chile (Chile)

3.25%, 9/14/2021	102,000	104,098

2.55%, 1/27/2032	150,000	152,962

Republic of Colombia (Colombia)

8.13%, 5/21/2024	55,000	67,885

4.50%, 1/28/2026	200,000	220,527

4.50%, 3/15/2029	90,000	101,706

10.38%, 1/28/2033	76,000	125,845

5.00%, 6/15/2045	200,000	241,787

Republic of Indonesia (Indonesia) 5.35%, 2/11/2049	200,000	263,116

Republic of Korea (South Korea) 5.63%, 11/3/2025	100,000	122,733

Republic of Panama (Panama)

7.13%, 1/29/2026	100,000	126,824

8.88%, 9/30/2027	25,000	36,045

9.38%, 4/1/2029	80,000	123,649

6.70%, 1/26/2036	65,000	94,433

Republic of Peru (Peru)

7.35%, 7/21/2025	80,000	102,042

4.13%, 8/25/2027	25,000	28,595

8.75%, 11/21/2033	75,000	127,469

6.55%, 3/14/2037	25,000	37,934

Republic of Philippines (Philippines)

4.00%, 1/15/2021	100,000	101,846

9.50%, 10/21/2024	125,000	167,076

10.63%, 3/16/2025	150,000	212,030

9.50%, 2/2/2030	47,000	76,990

Republic of Poland (Poland)

5.13%, 4/21/2021	95,000	98,803

3.25%, 4/6/2026	85,000	92,145

Republic of Tunisia (Tunisia) 1.42%, 8/5/2021	205,000	206,016

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

State of Israel Government Bond (Israel) 2.88%, 3/16/2026	200,000	212,429

Svensk Exportkredit AB (Sweden) 1.63%, 9/12/2021	200,000	201,726

United Mexican States (Mexico)

3.63%, 3/15/2022	50,000	51,834

8.00%, 9/24/2022	51,000	59,892

4.00%, 10/2/2023	118,000	125,973

6.75%, 9/27/2034	25,000	36,387

5.55%, 1/21/2045	200,000	257,268

4.60%, 1/23/2046	200,000	226,717

5.75%, 10/12/2110	368,000	463,733

Total Foreign Government Securities (Cost $9,104,517)		9,381,539

Supranational — 1.3%

African Development Bank (Supranational)

2.63%, 3/22/2021	225,000	228,538

3.00%, 9/20/2023	50,000	53,533

Asian Development Bank (Supranational)

2.88%, 11/27/2020	84,000	85,028

1.88%, 2/18/2022	47,000	47,834

1.75%, 9/13/2022	200,000	204,062

1.63%, 1/24/2023	100,000	101,928

2.75%, 3/17/2023	25,000	26,349

2.63%, 1/30/2024	150,000	159,557

1.50%, 10/18/2024	60,000	61,371

2.00%, 1/22/2025	100,000	104,772

2.50%, 11/2/2027	80,000	88,025

2.75%, 1/19/2028	100,000	112,189

3.13%, 9/26/2028	80,000	92,726

Asian Infrastructure Investment Bank (The) (Supranational) 2.25%, 5/16/2024	30,000	31,549

Corp. Andina de Fomento (Supranational)

2.13%, 9/27/2021	60,000	60,586

4.38%, 6/15/2022	105,000	111,603

3.75%, 11/23/2023	25,000	26,937

Council of Europe Development Bank (Supranational)

2.63%, 2/13/2023	50,000	52,410

2.50%, 2/27/2024	50,000	52,980

European Bank for Reconstruction & Development (Supranational)

2.00%, 2/1/2021	125,000	125,998

1.50%, 11/2/2021	65,000	65,551

2.13%, 3/7/2022	25,000	25,574

European Investment Bank (Supranational)

1.63%, 12/15/2020	80,000	80,257

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Supranational — continued

2.00%, 3/15/2021	25,000	25,236

2.38%, 5/13/2021	70,000	71,117

2.88%, 12/15/2021	30,000	31,003

2.25%, 3/15/2022	30,000	30,782

2.63%, 5/20/2022	26,000	26,956

2.38%, 6/15/2022	67,000	69,144

1.38%, 9/6/2022	85,000	85,879

2.00%, 12/15/2022	200,000	205,762

2.50%, 3/15/2023	295,000	308,600

3.25%, 1/29/2024	450,000	489,424

2.63%, 3/15/2024	40,000	42,631

1.88%, 2/10/2025	200,000	208,294

2.38%, 5/24/2027	41,000	44,610

1.63%, 10/9/2029	105,000	109,123

Inter-American Development Bank (Supranational)

7.00%, 6/15/2025	91,000	116,708

3.13%, 9/18/2028	109,000	126,102

2.25%, 6/18/2029	95,000	103,674

3.20%, 8/7/2042	207,000	259,850

4.38%, 1/24/2044	375,000	558,822

International Bank for Reconstruction & Development (Supranational)

1.63%, 9/4/2020	73,000	73,149

1.63%, 3/9/2021	114,000	114,588

1.38%, 5/24/2021	130,000	130,527

2.75%, 7/23/2021	30,000	30,723

2.13%, 12/13/2021	30,000	30,617

2.00%, 1/26/2022	440,000	448,500

2.13%, 2/13/2023	25,000	25,860

2.50%, 3/19/2024	110,000	116,740

2.50%, 11/25/2024	50,000	53,470

1.63%, 1/15/2025	100,000	102,906

2.50%, 7/29/2025	270,000	290,950

3.13%, 11/20/2025	70,000	78,146

1.88%, 10/27/2026	89,000	93,435

2.50%, 11/22/2027	30,000	33,075

1.75%, 10/23/2029	175,000	183,400

4.75%, 2/15/2035	100,000	142,333

International Finance Corp. (Supranational)

2.25%, 1/25/2021	25,000	25,257

1.13%, 7/20/2021	63,000	63,092

2.00%, 10/24/2022	60,000	61,661

Nordic Investment Bank (Supranational) 2.13%, 2/1/2022	200,000	204,341

Total Supranational (Cost $6,897,997)		7,215,844

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. Government Agency Securities — 1.2%

FFCB

1.68%, 10/13/2020	50,000	50,119

1.75%, 10/26/2020	75,000	75,108

1.67%, 3/2/2021	120,000	119,907

2.55%, 3/11/2021	100,000	101,519

1.95%, 11/2/2021	44,000	44,628

1.63%, 12/27/2021	240,000	242,851

1.85%, 8/5/2022	34,000	34,685

FHLB

1.38%, 2/18/2021	55,000	55,121

3.00%, 10/12/2021	30,000	30,979

1.63%, 11/19/2021	25,000	25,287

1.88%, 11/29/2021	80,000	81,266

2.63%, 12/10/2021	190,000	195,444

2.38%, 6/10/2022	25,000	25,801

2.00%, 10/3/2022	25,000	25,008

3.00%, 12/9/2022	70,000	73,848

3.38%, 12/8/2023	100,000	108,806

2.50%, 2/13/2024	30,000	31,748

2.88%, 9/13/2024	130,000	140,715

2.75%, 12/13/2024	100,000	108,070

3.25%, 11/16/2028	700,000	809,477

2.13%, 9/14/2029	100,000	106,607

5.63%, 3/14/2036	50,000	75,971

5.50%, 7/15/2036	110,000	167,782

FHLMC

2.38%, 2/16/2021	148,000	149,725

1.13%, 8/12/2021	60,000	60,140

2.38%, 1/13/2022	330,000	338,511

2.75%, 6/19/2023	282,000	298,578

2.52%, 12/14/2029 (f)	80,000	67,999

6.25%, 7/15/2032	40,000	61,661

FNMA

2.88%, 10/30/2020	30,000	30,298

2.50%, 4/13/2021	84,000	85,403

1.25%, 5/6/2021	34,000	34,091

1.25%, 8/17/2021	36,000	36,137

2.00%, 1/5/2022	310,000	315,919

2.25%, 4/12/2022	68,000	69,875

1.38%, 9/6/2022	62,000	62,675

2.38%, 1/19/2023	121,000	125,980

2.88%, 9/12/2023	400,000	427,071

2.50%, 2/5/2024	161,000	170,528

2.63%, 9/6/2024	55,000	58,922

2.13%, 4/24/2026	165,000	174,586

1.88%, 9/24/2026	50,000	52,259

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	145

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. Government Agency Securities — continued

6.25%, 5/15/2029	50,000	71,258

7.13%, 1/15/2030	31,000	47,355

6.63%, 11/15/2030	50,000	75,518

6.21%, 8/6/2038	45,000	75,356

Israel Government AID Bond (Israel) 5.50%, 12/4/2023	145,000	168,231

Tennessee Valley Authority

3.88%, 2/15/2021	20,000	20,516

1.88%, 8/15/2022	129,000	131,781

7.13%, 5/1/2030	166,000	253,281

6.15%, 1/15/2038	35,000	56,516

3.50%, 12/15/2042	50,000	62,563

5.38%, 4/1/2056	30,000	52,393

4.25%, 9/15/2065	10,000	15,372

Total U.S. Government Agency Securities (Cost $6,156,394)		6,381,245

Municipal Bonds — 0.6% (g)

California — 0.2%

Education — 0.0% (c)

California State University, Systemwide Series 2018B, Rev., 3.27%, 11/1/2024	40,000	43,843

Regents of the University of California Medical Center Pooled Series H, Rev., 6.55%, 5/15/2048	40,000	64,390

University of California Series 2017AX, Rev., 3.06%, 7/1/2025	55,000	59,829

		168,062

General Obligation — 0.1%

Los Angeles Unified School District, Build America Bonds

GO, 5.75%, 7/1/2034	20,000	27,383

Series 2010RY, GO, 6.76%, 7/1/2034	5,000	7,425

State of California Series 2018, GO, 2.80%, 4/1/2021	35,000	35,532

State of California, Various Purpose

GO, 5.70%, 11/1/2021	50,000	53,279

GO, 7.50%, 4/1/2034	25,000	40,744

GO, 7.55%, 4/1/2039	200,000	342,362

GO, 7.60%, 11/1/2040	25,000	44,856

		551,581

Transportation — 0.1%

Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area Series 2010S-1, Rev., 6.92%, 4/1/2040	40,000	63,579

Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/2032	215,000	275,492

		339,071

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Utility — 0.0% (c)

State of California Department of Water Resources Power Supply Series 2016P, Rev., 2.00%, 5/1/2022	35,000	35,722

Total California		1,094,436

Connecticut — 0.0% (c)

General Obligation — 0.0% (c)

State of Connecticut Series A, GO, 5.85%, 3/15/2032	75,000	103,205

Florida — 0.0% (c)

Other Revenue — 0.0% (c)

State Board of Administration Finance Corp.

Series 2013A, Rev., 3.00%, 7/1/2020	45,000	45,214

Series 2016A, Rev., 2.64%, 7/1/2021	100,000	101,810

		147,024

Total Florida		147,024

Illinois — 0.1%

General Obligation — 0.1%

Metropolitan Water Reclamation District of Greater Chicago, Build America Bonds GO, 5.72%, 12/1/2038	55,000	78,669

State of Illinois GO, 5.10%, 6/1/2033	160,000	188,037

State of Illinois, Taxable Pension Series 2003, GO, 4.95%, 6/1/2023	65,455	68,711

		335,417

Other Revenue — 0.0% (c)

Sales Tax Securitization Corp. Series 2019A, Rev., 4.64%, 1/1/2040	60,000	73,986

Transportation — 0.0% (c)

Chicago O’Hare International Airport, General Airport, Senior Lien Series 2018C, Rev., 4.47%, 1/1/2049	25,000	33,897

Total Illinois		443,300

Massachusetts — 0.0% (c)

General Obligation — 0.0% (c)

Commonwealth of Massachusetts, Consolidated Loan of 2010, Build America Bonds

Series 2010E, GO, 4.20%, 12/1/2021	40,000	41,412

Series A, GO, 4.91%, 5/1/2029	15,000	18,583

		59,995

Total Massachusetts		59,995

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Missouri — 0.0% (c)

Hospital — 0.0% (c)

Health and Educational Facilities Authority of the State of Missouri, Educational Facilities, The Washington University Series 2017A, Rev., 3.65%, 8/15/2057	45,000	57,657

Nebraska — 0.0% (c)

Education — 0.0% (c)

University of Nebraska Facilities Corp. Series 2019A, Rev., 3.04%, 10/1/2049	50,000	54,548

New Jersey — 0.1%

Other Revenue — 0.0% (c)

New Jersey Economic Development Authority, Pension Funding

Series 1997B, Rev., AGM, Zero Coupon, 2/15/2023	40,000	38,295

Series 1997A, Rev., NATL-RE, 7.43%, 2/15/2029	35,000	46,620

		84,915

Prerefunded — 0.0% (c)

New Jersey Transportation Trust Fund Authority, Build America Bonds Series C, Rev., 6.10%, 12/15/2028 (h)	145,000	150,288

Transportation — 0.1%

New Jersey Transportation Trust Fund Authority, Build America Bonds Series 2010C, Rev., 5.75%, 12/15/2028	155,000	185,902

New Jersey Turnpike Authority, Build America Bonds Series F, Rev., 7.41%, 1/1/2040	10,000	17,304

		203,206

Total New Jersey		438,409

New York — 0.1%

General Obligation — 0.0% (c)

City of New York, Build America Bonds Series H-1, GO, 6.25%, 6/1/2035	25,000	25,300

City of New York, Fiscal Year 2010, Build America Bonds Subseries A-2, GO, 5.21%, 10/1/2031	25,000	31,548

		56,848

Special Tax — 0.0% (c)

New York State Urban Development Corp., State Personal Income Tax, Build America Bonds Series 2009E, Rev., 5.77%, 3/15/2039	25,000	32,182

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Transportation — 0.1%

Port Authority of New York and New Jersey

Series 182, Rev., 5.31%, 8/1/2046	60,000	68,555

Rev., 4.81%, 10/15/2065	120,000	175,671

Port Authority of New York and New Jersey, Consolidated Series 174, Rev., 4.46%, 10/1/2062	30,000	41,619

		285,845

Water & Sewer — 0.0% (c)

New York City Water and Sewer System, Second General Resolution Series GG, Rev., 5.72%, 6/15/2042	40,000	62,452

Total New York		437,327

Ohio — 0.0% (c)

Utility — 0.0% (c)

American Municipal Power, Inc., Combined Hydroelectric Projects Series 2010B, Rev., 7.83%, 2/15/2041	25,000	43,021

Oregon — 0.0% (c)

General Obligation — 0.0% (c)

State of Oregon GO, 5.76%, 6/1/2023	33,809	36,505

Texas — 0.1%

Education — 0.0% (c)

Permanent University Fund — Texas A&M University System Series B, Rev., 3.66%, 7/1/2047	20,000	22,018

General Obligation — 0.0% (c)

City of Houston GO, 3.96%, 3/1/2047	40,000	50,345

Transportation — 0.1%

Texas Transportation Commission State Highway Fund, First Tier Rev., 5.18%, 4/1/2030	125,000	158,211

Total Texas		230,574

Virginia — 0.0% (c)

Education — 0.0% (c)

University of Virginia, Federally Taxable Series 2019A, Rev., 3.23%, 9/1/2119	25,000	28,964

Total Municipal Bonds (Cost $2,977,176)		3,174,965

Asset-Backed Securities — 0.4%

Ally Auto Receivables Trust Series 2018-2, Class A3, 2.92%, 11/15/2022 26,384		26,651

Ally Master Owner Trust Series 2018-1, Class A2, 2.70%, 1/17/2023 30,000		30,358

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	147

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

American Express Credit Account Master Trust Series 2018-6, Class A, 3.06%, 2/15/2024	100,000	102,588

AmeriCredit Automobile Receivables Trust

Series 2018-1, Class A3, 3.07%, 12/19/2022	17,114	17,264

Series 2019-1, Class A3, 2.97%, 11/20/2023	70,000	71,382

Series 2018-1, Class C, 3.50%, 1/18/2024	15,000	15,604

BA Credit Card Trust

Series 2018-A1, Class A1, 2.70%, 7/17/2023	40,000	40,560

Series 2018-A3, Class A3, 3.10%, 12/15/2023	70,000	71,770

Capital One Multi-Asset Execution Trust

Series 2015-A8, Class A8, 2.05%, 8/15/2023	20,000	20,095

Series 2016-A5, Class A5, 1.66%, 6/17/2024	20,000	20,127

Series 2019-A1, Class A1, 2.84%, 12/15/2024	50,000	51,682

Series 2017-A6, Class A6, 2.29%, 7/15/2025	10,000	10,294

Series 2019-A3, Class A3, 2.06%, 8/15/2028	400,000	412,650

CarMax Auto Owner Trust

Series 2016-4, Class A4, 1.60%, 6/15/2022	20,000	20,051

Series 2016-1, Class D, 3.11%, 8/15/2022	26,000	26,040

Series 2019-4, Class A2A, 2.01%, 3/15/2023	35,000	35,250

Series 2018-1, Class A4, 2.64%, 6/15/2023	25,000	25,617

Series 2018-1, Class D, 3.37%, 7/15/2024	50,000	51,452

Citibank Credit Card Issuance Trust

Series 2018-A1, Class A1, 2.49%, 1/20/2023	70,000	70,678

Series 2018-A6, Class A6, 3.21%, 12/7/2024	50,000	52,773

Series 2018-A7, Class A7, 3.96%, 10/13/2030	100,000	118,446

Discover Card Execution Note Trust

Series 2018-A4, Class A4, 3.11%, 1/16/2024	40,000	41,043

Series 2018-A1, Class A1, 3.03%, 8/15/2025	18,000	18,969

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Drive Auto Receivables Trust

Series 2018-1, Class D, 3.81%, 5/15/2024	46,000	46,955

Ford Credit Auto Owner Trust

Series 2018-A, Class A3, 3.03%, 11/15/2022	42,515	43,070

Ford Credit Floorplan Master Owner Trust A

Series 2017-2, Class A1, 2.16%, 9/15/2022	20,000	20,088

Series 2018-1, Class A1, 2.95%, 5/15/2023	30,000	30,553

Series 2019-3, Class A1, 2.23%, 9/15/2024	75,000	76,830

GM Financial Automobile Leasing Trust Series 2019-1, Class A3, 2.98%, 12/20/2021	25,000	25,302

GM Financial Consumer Automobile Receivables Trust

Series 2018-3, Class A3, 3.02%, 5/16/2023	25,000	25,408

Series 2018-4, Class A3, 3.21%, 10/16/2023	20,000	20,465

Honda Auto Receivables Owner Trust

Series 2018-1, Class A3, 2.64%, 2/15/2022	13,919	14,027

Series 2016-4, Class A4, 1.36%, 1/18/2023	67,000	66,996

Hyundai Auto Receivables Trust Series 2016-B, Class C, 2.19%, 11/15/2022	20,000	20,176

Nissan Auto Lease Trust Series 2019-B, Class A3, 2.27%, 7/15/2022	25,000	25,338

Nissan Auto Receivables Owner Trust

Series 2018-C, Class A3, 3.22%, 6/15/2023	35,000	35,876

Series 2019-A, Class A3, 2.90%, 10/16/2023	25,000	25,601

Santander Drive Auto Receivables Trust

Series 2018-3, Class C, 3.51%, 8/15/2023	25,000	25,345

Series 2019-1, Class C, 3.42%, 4/15/2025	20,000	20,444

Synchrony Credit Card Master Note Trust Series 2018-2, Class A, 3.47%, 5/15/2026	50,000	53,364

Toyota Auto Receivables Owner Trust

Series 2018-C, Class A3, 3.02%, 12/15/2022	70,000	71,389

Series 2019-D, Class A3, 1.92%, 1/16/2024	50,000	50,826

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

World Omni Auto Receivables Trust Series 2018-D, Class A3, 3.33%, 4/15/2024	70,000	72,072

Total Asset-Backed Securities (Cost $2,086,921)		2,121,469

	SHARES
Short-Term Investments — 0.2%

Investment Companies — 0.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.44% (i) (j) (Cost $1,208,867)	1,208,867	1,208,867

Total Investments — 99.0% (Cost $517,632,109)		537,578,477

Other Assets Less Liabilities — 1.0%		5,492,469

NET ASSETS — 100.0%		543,070,946

Percentages indicated are based on net assets.

Abbreviations

ACES	Alternative Credit Enhancement Securities
AGM	Insured by Assured Guaranty Municipal Corp.
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NATL	Insured by National Public Finance Guarantee Corp.
RE	Reinsured
REIT	Real Estate Investment Trust
Rev.	Revenue
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2020.
(c)	Amount rounds to less than 0.1% of net assets.
(d)

   Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 29, 2020.

(e)

   Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2020.

(f)	The rate shown is the effective yield as of February 29, 2020.
(g)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(h)	Security is prerefunded or escrowed to maturity.
(i)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(j)	The rate shown is the current yield as of February 29, 2020.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	149

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — 60.8%

Aerospace & Defense — 0.1%

General Dynamics Corp. (ICE LIBOR USD 3 Month + 0.29%), 2.02%, 5/11/2020 (a)	834,000	834,419

United Technologies Corp. (ICE LIBOR USD 3 Month + 0.65%), 2.34%, 8/16/2021 (a)	6,881,000	6,881,069

		7,715,488

Automobiles — 2.1%

BMW US Capital LLC (Germany)

(ICE LIBOR USD 3 Month + 0.38%), 2.25%, 4/6/2020 (a) (b)	15,489,000	15,499,285

(ICE LIBOR USD 3 Month + 0.41%), 2.26%, 4/12/2021 (a) (b)	12,300,000	12,345,653

3.10%, 4/12/2021 (b)	6,383,000	6,504,415

(ICE LIBOR USD 3 Month + 0.50%), 2.21%, 8/13/2021 (a) (b)	979,000	984,176

(ICE LIBOR USD 3 Month + 0.64%), 2.54%, 4/6/2022 (a) (b)	10,500,000	10,574,061

Daimler Finance North America LLC (Germany)

2.25%, 3/2/2020 (b)	19,324,000	19,324,000

(ICE LIBOR USD 3 Month + 0.39%), 2.14%, 5/4/2020 (a) (b)	6,242,000	6,244,559

3.10%, 5/4/2020 (b)	6,874,000	6,889,705

2.20%, 5/5/2020 (b)	2,405,000	2,406,513

(ICE LIBOR USD 3 Month + 0.53%), 2.27%, 5/5/2020 (a) (b)	3,745,000	3,749,557

2.70%, 8/3/2020 (b)	5,567,000	5,588,856

(ICE LIBOR USD 3 Month + 0.43%), 2.14%, 2/12/2021 (a) (b)	3,400,000	3,402,414

(ICE LIBOR USD 3 Month + 0.45%), 2.13%, 2/22/2021 (a) (b)	2,600,000	2,606,192

(ICE LIBOR USD 3 Month + 0.90%), 2.59%, 2/15/2022 (a) (b)	24,697,000	24,923,575

(ICE LIBOR USD 3 Month + 0.88%), 2.56%, 2/22/2022 (a) (b)	28,500,000	28,634,149

3.40%, 2/22/2022 (b)	15,649,000	16,115,282

2.55%, 8/15/2022 (b)	3,106,000	3,159,565

Hyundai Capital America

3.00%, 10/30/2020 (b)	7,778,000	7,863,072

3.45%, 3/12/2021 (b)	14,976,000	15,247,440

3.00%, 3/18/2021 (b)	5,245,000	5,307,928

Nissan Motor Acceptance Corp.

2.13%, 3/3/2020 (b)	4,651,000	4,651,000

(ICE LIBOR USD 3 Month + 0.39%), 2.35%, 9/28/2020 (a) (b)	5,350,000	5,357,953

1.90%, 9/14/2021 (b)	1,150,000	1,151,575

3.65%, 9/21/2021 (b)	3,382,000	3,480,801

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Automobiles — continued

Volkswagen Group of America Finance LLC (Germany)

2.40%, 5/22/2020 (b)	1,700,000	1,703,255

(ICE LIBOR USD 3 Month + 0.86%), 2.79%, 9/24/2021 (a) (b)	20,466,000	20,658,016

(ICE LIBOR USD 3 Month + 0.94%), 2.65%, 11/12/2021 (a) (b)	5,700,000	5,756,833

		240,129,830

Banks — 27.6%

ABN AMRO Bank NV (Netherlands)

2.45%, 6/4/2020 (b)	27,049,000	27,108,724

(ICE LIBOR USD 3 Month + 0.41%), 2.23%, 1/19/2021 (a) (b)	4,400,000	4,408,563

2.65%, 1/19/2021 (b)	5,318,000	5,374,371

(ICE LIBOR USD 3 Month + 0.57%), 2.21%, 8/27/2021 (a) (b)	22,178,000	22,285,785

3.40%, 8/27/2021 (b)	30,790,000	31,678,188

ANZ New Zealand Int’l Ltd. (New Zealand)

2.20%, 7/17/2020 (b)	17,556,000	17,603,091

2.85%, 8/6/2020 (b)	2,900,000	2,917,371

2.75%, 1/22/2021 (b) (c)	7,761,000	7,863,635

2.75%, 2/3/2021 (b)	1,635,000	1,652,158

(ICE LIBOR USD 3 Month + 1.01%), 2.81%, 7/28/2021 (a) (b)	13,356,000	13,512,664

2.88%, 1/25/2022 (b)	225,000	230,841

Australia & New Zealand Banking Group Ltd. (Australia)

(ICE LIBOR USD 3 Month + 0.32%), 2.23%, 7/2/2020 (a) (b)	3,000,000	3,004,440

2.13%, 8/19/2020	24,223,000	24,299,681

(ICE LIBOR USD 3 Month + 0.32%), 2.05%, 11/9/2020 (a) (b)	4,341,000	4,347,294

2.25%, 11/9/2020	14,135,000	14,197,695

(ICE LIBOR USD 3 Month + 0.46%), 2.15%, 5/17/2021 (a) (b)	2,300,000	2,309,949

(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 6/1/2021 (a) (b)	2,100,000	2,123,436

(ICE LIBOR USD 3 Month + 0.87%), 2.55%, 11/23/2021 (a) (b)	1,470,000	1,487,214

Bank of America Corp.

Series L, 2.25%, 4/21/2020	11,965,000	11,973,344

5.00%, 5/13/2021	2,060,000	2,144,849

(ICE LIBOR USD 3 Month + 0.63%), 2.33%, 10/1/2021 (a)	20,659,000	20,739,650

(ICE LIBOR USD 3 Month + 0.37%), 2.74%, 1/23/2022 (a)	3,191,000	3,222,346

SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

(ICE LIBOR USD 3 Month + 0.65%), 2.60%, 6/25/2022 (a)	10,680,000	10,730,452

(ICE LIBOR USD 3 Month + 1.18%), 3.00%, 10/21/2022 (a)	18,504,000	18,810,369

Bank of America NA

(ICE LIBOR USD 3 Month + 0.35%), 2.03%, 5/24/2021 (a)	35,876,000	35,897,770

Bank of Montreal (Canada)

(ICE LIBOR USD 3 Month + 0.40%), 2.20%, 1/22/2021 (a)	69,769,000	69,927,413

Series D, (ICE LIBOR USD 3 Month + 0.46%), 2.31%, 4/13/2021 (a)	1,819,000	1,820,928

(ICE LIBOR USD 3 Month + 0.40%), 2.29%, 9/10/2021 (a)	42,000,000	42,151,269

(ICE LIBOR USD 3 Month + 0.57%), 2.52%, 3/26/2022 (a)	30,500,000	30,704,003

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 3 Month + 0.42%), 2.21%, 1/25/2021 (a)	52,500,000	52,616,290

(ICE LIBOR USD 3 Month + 0.64%), 2.53%, 3/7/2022 (a)	10,098,000	10,132,464

Banque Federative du Credit Mutuel SA (France) 2.20%, 7/20/2020 (b)	13,530,000	13,561,971

(ICE LIBOR USD 3 Month + 0.49%), 2.31%, 7/20/2020 (a) (b)	750,000	751,588

2.75%, 10/15/2020 (b)	33,626,000	33,857,276

1.96%, 7/21/2021 (b)	54,200,000	54,654,426

(ICE LIBOR USD 3 Month + 0.73%), 2.55%, 7/20/2022 (a) (b)	30,361,000	30,690,952

2.70%, 7/20/2022 (b)	6,896,000	7,112,822

2.13%, 11/21/2022 (b)	3,950,000	4,015,418

Barclays Bank plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.65%), 2.39%, 8/7/2020 (a)	1,886,000	1,890,419

2.65%, 1/11/2021	2,375,000	2,394,802

Barclays plc (United Kingdom) 3.20%, 8/10/2021	1,450,000	1,475,528

(ICE LIBOR USD 3 Month + 2.11%), 3.84%, 8/10/2021 (a)	20,800,000	21,257,600

BBVA USA

(ICE LIBOR USD 3 Month + 0.73%), 2.62%, 6/11/2021 (a)	9,511,000	9,554,174

BNP Paribas SA (France)

2.38%, 5/21/2020	13,894,000	13,916,800

5.00%, 1/15/2021	12,156,000	12,505,158

(ICE LIBOR USD 3 Month + 0.39%), 2.13%, 8/7/2021 (a) (b)	55,000,000	55,201,145

2.95%, 5/23/2022 (b)	4,385,000	4,522,737

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

BNZ International Funding Ltd. (New Zealand) 2.10%, 9/14/2021 (b)	6,954,000	7,029,962

(ICE LIBOR USD 3 Month + 0.98%), 2.87%, 9/14/2021 (a) (b)	21,969,000	22,229,624

Canadian Imperial Bank of Commerce (Canada) 2.70%, 2/2/2021	2,470,000	2,495,330

Capital One NA

2.95%, 7/23/2021	4,410,000	4,492,164

2.25%, 9/13/2021	4,212,000	4,254,162

(ICE LIBOR USD 3 Month + 0.82%), 2.55%, 8/8/2022 (a)	17,800,000	18,004,631

2.15%, 9/6/2022	15,900,000	16,059,481

Citibank NA

(ICE LIBOR USD 3 Month + 0.50%), 2.39%, 6/12/2020 (a)	1,690,000	1,691,521

2.13%, 10/20/2020	2,100,000	2,109,224

2.85%, 2/12/2021	12,322,000	12,439,589

(ICE LIBOR USD 3 Month + 0.57%), 2.38%, 7/23/2021 (a)	9,059,000	9,100,309

3.40%, 7/23/2021	850,000	870,210

(ICE LIBOR USD 3 Month + 0.53%), 2.22%, 2/19/2022 (a)	31,435,000	31,540,850

(ICE LIBOR USD 3 Month + 0.53%), 3.16%, 2/19/2022 (a)	22,000,000	22,322,050

Citigroup, Inc. 2.70%, 3/30/2021	3,754,000	3,793,853

(ICE LIBOR USD 3 Month + 1.38%), 3.34%, 3/30/2021 (a)	9,373,000	9,497,911

(ICE LIBOR USD 3 Month + 1.19%), 2.95%, 8/2/2021 (a)	7,950,000	8,067,340

2.90%, 12/8/2021	4,511,000	4,603,446

(ICE LIBOR USD 3 Month + 1.07%), 2.95%, 12/8/2021 (a)	6,850,000	6,925,788

2.75%, 4/25/2022	7,335,000	7,502,664

(SOFR + 0.87%), 2.31%, 11/4/2022 (a)	6,152,000	6,206,397

Citizens Bank NA 2.25%, 3/2/2020	34,000,000	34,000,000

(ICE LIBOR USD 3 Month + 0.54%), 2.45%, 3/2/2020 (a)	10,400,000	10,400,000

2.20%, 5/26/2020	6,668,000	6,673,652

(ICE LIBOR USD 3 Month + 0.57%), 2.22%, 5/26/2020 (a)	3,900,000	3,903,960

2.25%, 10/30/2020	28,030,000	28,097,269

(ICE LIBOR USD 3 Month + 0.72%), 2.42%, 2/14/2022 (a)	13,543,000	13,633,811

Comerica Bank 2.50%, 6/2/2020	20,077,000	20,113,405

Commonwealth Bank of Australia (Australia) 2.25%, 3/10/2020 (b)	11,042,000	11,043,563

(ICE LIBOR USD 3 Month + 0.45%), 2.34%, 3/10/2020 (a) (b)	1,180,000	1,180,214

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	151

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

2.30%, 3/12/2020	3,150,000	3,150,504

(ICE LIBOR USD 3 Month + 0.68%), 2.58%, 9/18/2022 (a) (b)	20,500,000	20,620,253

Cooperatieve Rabobank UA (Netherlands) 2.50%, 1/19/2021	74,670,000	75,408,395

(ICE LIBOR USD 3 Month + 0.43%), 2.22%, 4/26/2021 (a)	4,750,000	4,771,268

3.13%, 4/26/2021	12,586,000	12,852,136

(ICE LIBOR USD 3 Month + 0.83%), 2.66%, 1/10/2022 (a)	3,700,000	3,738,572

2.75%, 1/10/2022	420,000	429,709

3.88%, 2/8/2022	5,000,000	5,234,867

Credit Agricole Corporate & Investment Bank SA (France)

(ICE LIBOR USD 3 Month + 0.63%), 2.53%, 10/3/2021 (a)	32,889,000	32,979,145

Credit Agricole SA (France) 2.75%, 6/10/2020 (b)	25,670,000	25,768,317

(ICE LIBOR USD 3 Month + 0.97%), 2.86%, 6/10/2020 (a) (b)	3,549,000	3,556,843

2.38%, 7/1/2021 (b)	497,000	504,258

(ICE LIBOR USD 3 Month + 1.18%), 3.09%, 7/1/2021 (a) (b)	6,523,000	6,616,688

Credit Suisse Group Funding Guernsey Ltd. (Switzerland) 3.13%, 12/10/2020	51,883,000	52,413,404

3.45%, 4/16/2021	17,850,000	18,204,983

(ICE LIBOR USD 3 Month + 2.29%), 4.11%, 4/16/2021 (a)	6,956,000	7,125,161

DBS Group Holdings Ltd. (Singapore)

(ICE LIBOR USD 3 Month + 0.49%), 2.37%, 6/8/2020 (a) (b)	9,339,000	9,342,970

2.85%, 4/16/2022 (b)	18,777,000	19,305,103

DNB Bank ASA (Norway) 2.13%, 10/2/2020 (b)	8,133,000	8,173,181

(ICE LIBOR USD 3 Month + 0.37%), 2.28%, 10/2/2020 (a) (b)	7,500,000	7,507,320

2.38%, 6/2/2021 (b)	30,879,000	31,263,984

2.15%, 12/2/2022 (b)	56,880,000	57,773,961

Federation des Caisses Desjardins du Quebec (Canada)

(ICE LIBOR USD 3 Month + 0.33%), 2.10%, 10/30/2020 (a) (b)	700,000	701,541

2.25%, 10/30/2020 (b)	85,437,000	85,830,076

Fifth Third Bancorp 2.88%, 7/27/2020	46,641,000	46,824,115

Fifth Third Bank

(ICE LIBOR USD 3 Month + 0.25%), 2.02%, 10/30/2020 (a)	9,905,000	9,917,428

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

2.20%, 10/30/2020	9,340,000	9,367,996

(ICE LIBOR USD 3 Month + 0.44%), 2.23%, 7/26/2021 (a)	1,300,000	1,304,264

HSBC Holdings plc (United Kingdom) 3.40%, 3/8/2021	21,737,000	22,117,973

(ICE LIBOR USD 3 Month + 2.24%), 4.12%, 3/8/2021 (a)	14,423,000	14,724,425

5.10%, 4/5/2021	6,849,000	7,102,339

(ICE LIBOR USD 3 Month + 0.60%), 2.29%, 5/18/2021 (a)	9,982,000	9,990,553

2.95%, 5/25/2021	23,518,000	23,889,834

(ICE LIBOR USD 3 Month + 1.66%), 3.34%, 5/25/2021 (a)	31,245,000	31,766,950

(ICE LIBOR USD 3 Month + 0.65%), 2.54%, 9/11/2021 (a)	27,495,000	27,520,323

2.65%, 1/5/2022	542,000	551,810

(ICE LIBOR USD 3 Month + 1.50%), 3.40%, 1/5/2022 (a)	21,565,000	22,043,286

4.88%, 1/14/2022	1,095,000	1,159,379

HSBC USA, Inc. 5.00%, 9/27/2020	2,661,000	2,709,847

Huntington Bancshares, Inc. 3.15%, 3/14/2021	5,019,000	5,084,396

Huntington National Bank (The)

(ICE LIBOR USD 3 Month + 0.51%), 2.40%, 3/10/2020 (a)	1,257,000	1,257,075

2.40%, 4/1/2020	3,086,000	3,087,801

(ICE LIBOR USD 3 Month + 0.55%), 2.29%, 2/5/2021 (a)	22,116,000	22,186,629

ING Groep NV (Netherlands)

(ICE LIBOR USD 3 Month + 1.15%), 3.11%, 3/29/2022 (a)	19,625,000	19,945,673

KeyBank NA 2.25%, 3/16/2020	10,776,000	10,777,677

KeyCorp 2.90%, 9/15/2020	19,166,000	19,311,128

Lloyds Bank plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.49%), 2.23%, 5/7/2021 (a)	2,101,000	2,111,041

3.30%, 5/7/2021	9,555,000	9,779,236

Lloyds Banking Group plc (United Kingdom) 3.00%, 1/11/2022	1,500,000	1,534,356

Mitsubishi UFJ Financial Group, Inc. (Japan)

2.95%, 3/1/2021	5,500,000	5,567,908

(ICE LIBOR USD 3 Month + 0.65%), 2.44%, 7/26/2021 (a)	9,060,000	9,113,250

2.19%, 9/13/2021	3,400,000	3,440,365

(ICE LIBOR USD 3 Month + 1.06%), 2.95%, 9/13/2021 (a)	7,076,000	7,163,315

SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

(ICE LIBOR USD 3 Month + 0.92%), 2.60%, 2/22/2022 (a)	4,689,000	4,746,911

(ICE LIBOR USD 3 Month + 0.79%), 2.58%, 7/25/2022 (a)	20,592,000	20,731,799

Mizuho Financial Group, Inc. (Japan) 2.63%, 4/12/2021 (b)	69,166,000	70,007,036

(ICE LIBOR USD 3 Month + 1.14%), 3.03%, 9/13/2021 (a)	14,870,000	15,054,507

(ICE LIBOR USD 3 Month + 0.94%), 2.55%, 2/28/2022 (a)	6,525,000	6,601,069

(ICE LIBOR USD 3 Month + 0.88%), 2.77%, 9/11/2022 (a)	7,800,000	7,884,241

MUFG Americas Holdings Corp. 3.50%, 6/18/2022	9,413,000	9,814,870

MUFG Bank Ltd. (Japan) 2.30%, 3/5/2020 (b)	15,997,000	15,997,827

MUFG Union Bank NA

(SOFR + 0.71%), 2.26%, 12/9/2022 (a)	24,750,000	24,870,758

National Australia Bank Ltd. (Australia) 2.13%, 5/22/2020	2,985,000	2,989,779

(ICE LIBOR USD 3 Month + 0.35%), 2.20%, 1/12/2021 (a) (b)	7,670,000	7,690,852

(ICE LIBOR USD 3 Month + 1.00%), 2.85%, 7/12/2021 (a) (b)	4,750,000	4,809,040

(ICE LIBOR USD 3 Month + 0.71%), 2.46%, 11/4/2021 (a) (b)	17,000,000	17,158,324

3.70%, 11/4/2021	250,000	258,972

(ICE LIBOR USD 3 Month + 0.72%), 2.40%, 5/22/2022 (a) (b)	10,500,000	10,568,953

National Bank of Canada (Canada) 2.20%, 11/2/2020	3,148,000	3,164,735

(ICE LIBOR USD 3 Month + 0.40%), 2.33%, 3/21/2021 (a) (b)	60,000,000	60,037,747

2.15%, 10/7/2022 (b)	13,125,000	13,305,215

Nordea Bank Abp (Finland) 2.13%, 5/29/2020 (b)	18,219,000	18,236,638

2.50%, 9/17/2020 (b)	4,505,000	4,529,108

4.88%, 1/14/2021 (b)	4,908,000	5,049,275

2.25%, 5/27/2021 (b)	51,449,000	51,964,912

PNC Bank NA 2.30%, 6/1/2020	4,368,000	4,374,581

(ICE LIBOR USD 3 Month + 0.25%), 2.05%, 1/22/2021 (a)	1,500,000	1,502,776

2.50%, 1/22/2021	7,672,000	7,728,384

2.15%, 4/29/2021	22,347,000	22,545,678

(ICE LIBOR USD 3 Month + 0.50%), 2.29%, 7/27/2022 (a)	2,165,000	2,179,752

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

Regions Bank

(ICE LIBOR USD 3 Month + 0.38%), 2.29%, 4/1/2021 (a)	6,425,000	6,433,944

2.75%, 4/1/2021	7,000,000	7,081,961

Royal Bank of Canada (Canada)

(ICE LIBOR USD 3 Month + 0.30%), 2.10%, 7/22/2020 (a)	6,368,000	6,375,622

(ICE LIBOR USD 3 Month + 0.40%), 2.19%, 1/25/2021 (a)	26,500,000	26,549,763

(ICE LIBOR USD 3 Month + 0.39%), 2.16%, 4/30/2021 (a)	7,500,000	7,525,945

3.20%, 4/30/2021	12,321,000	12,584,602

(ICE LIBOR USD 3 Month + 0.73%), 2.49%, 2/1/2022 (a)	1,255,000	1,265,961

Santander UK Group Holdings plc (United Kingdom) 2.88%, 10/16/2020	9,770,000	9,852,263

3.13%, 1/8/2021	53,236,000	53,877,759

Santander UK plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.62%), 2.53%, 6/1/2021 (a)	2,800,000	2,812,865

3.40%, 6/1/2021	3,350,000	3,435,278

(ICE LIBOR USD 3 Month + 0.66%), 2.35%, 11/15/2021 (a)	6,288,000	6,331,707

Skandinaviska Enskilda Banken AB (Sweden) 2.30%, 3/11/2020	4,055,000	4,055,429

2.45%, 5/27/2020 (b)	12,711,000	12,740,032

2.63%, 11/17/2020 (b)	40,436,000	40,735,631

2.63%, 3/15/2021	12,198,000	12,308,398

(ICE LIBOR USD 3 Month + 0.43%), 2.12%, 5/17/2021 (a) (b)	7,500,000	7,520,008

1.88%, 9/13/2021	22,200,000	22,351,759

2.80%, 3/11/2022	7,280,000	7,463,326

Societe Generale SA (France) 2.63%, 9/16/2020 (b)	6,562,000	6,610,546

2.50%, 4/8/2021 (b)	13,400,000	13,531,945

(ICE LIBOR USD 3 Month + 1.33%), 3.20%, 4/8/2021 (a) (b)	5,150,000	5,218,394

5.20%, 4/15/2021 (b)	35,758,000	37,263,155

Standard Chartered plc (United Kingdom) 2.25%, 4/17/2020 (b)	19,055,000	19,065,290

3.05%, 1/15/2021 (b)	34,873,000	35,228,570

(ICE LIBOR USD 3 Month + 1.15%), 4.25%, 1/20/2023 (a) (b)	12,157,000	12,639,922

Sumitomo Mitsui Financial Group, Inc. (Japan)

(ICE LIBOR USD 3 Month + 1.11%), 2.95%, 7/14/2021 (a)	5,404,000	5,469,768

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	153

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

2.44%, 10/19/2021	29,688,000	30,144,293

(ICE LIBOR USD 3 Month + 1.14%), 2.96%, 10/19/2021 (a)	5,067,000	5,137,472

(ICE LIBOR USD 3 Month + 0.97%), 2.81%, 1/11/2022 (a)	19,000,000	19,220,420

(ICE LIBOR USD 3 Month + 0.74%), 2.56%, 10/18/2022 (a)	1,890,000	1,905,485

Svenska Handelsbanken AB (Sweden) 5.13%, 3/30/2020 (b)	18,279,000	18,324,418

1.95%, 9/8/2020	11,736,000	11,770,333

2.40%, 10/1/2020	18,697,000	18,799,926

2.45%, 3/30/2021	8,784,000	8,887,007

(ICE LIBOR USD 3 Month + 0.47%), 2.15%, 5/24/2021 (a)	28,555,000	28,667,782

1.88%, 9/7/2021	3,907,000	3,937,315

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 3 Month + 0.28%), 2.17%, 6/11/2020 (a)	8,731,000	8,737,365

(SOFR + 0.48%), 2.01%, 1/27/2023 (a)	29,380,000	29,377,492

Truist Bank

(ICE LIBOR USD 3 Month + 0.22%), 2.13%, 6/1/2020 (a)	7,322,000	7,323,036

2.85%, 4/1/2021	4,492,000	4,556,320

(ICE LIBOR USD 3 Month + 0.50%), 2.29%, 10/26/2021 (a)	1,940,000	1,945,173

(ICE LIBOR USD 3 Month + 0.50%), 3.53%, 10/26/2021 (a)	28,327,000	28,720,531

Truist Financial Corp.

(ICE LIBOR USD 3 Month + 0.57%), 2.46%, 6/15/2020 (a)	24,141,000	24,153,553

(ICE LIBOR USD 3 Month + 0.22%), 1.98%, 2/1/2021 (a)	10,007,000	10,022,021

2.15%, 2/1/2021	1,000,000	1,004,606

2.90%, 3/3/2021	8,319,000	8,408,772

3.20%, 9/3/2021	1,300,000	1,334,389

2.70%, 1/27/2022	271,000	276,950

3.05%, 6/20/2022	17,689,000	18,286,078

US Bank NA

(ICE LIBOR USD 3 Month + 0.31%), 2.06%, 2/4/2021 (a)	21,496,000	21,515,045

(ICE LIBOR USD 3 Month + 0.32%), 2.11%, 4/26/2021 (a)	1,831,000	1,835,662

1.80%, 1/21/2022	500,000	504,092

(ICE LIBOR USD 3 Month + 0.18%), 2.00%, 1/21/2022 (a)	82,771,000	82,777,138

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

Wells Fargo & Co. 2.55%, 12/7/2020	2,712,000	2,730,971

4.60%, 4/1/2021	3,948,000	4,079,026

2.10%, 7/26/2021	9,698,000	9,786,390

2.63%, 7/22/2022	2,418,000	2,478,690

Westpac Banking Corp. (Australia) 2.15%, 3/6/2020	6,612,000	6,612,428

(ICE LIBOR USD 3 Month + 0.28%), 1.97%, 5/15/2020 (a)	1,783,000	1,784,017

3.05%, 5/15/2020	5,500,000	5,517,436

(ICE LIBOR USD 3 Month + 0.36%), 2.27%, 9/1/2020 (a) (b)	950,000	951,324

2.60%, 11/23/2020	8,727,000	8,785,098

2.65%, 1/25/2021	12,651,000	12,774,215

(ICE LIBOR USD 3 Month + 0.85%), 2.70%, 1/11/2022 (a)	1,674,000	1,694,830

		3,194,445,135

Beverages — 0.2%

Constellation Brands, Inc. 2.25%, 11/6/2020	8,000,000	8,023,688

(ICE LIBOR USD 3 Month + 0.70%), 2.39%, 11/15/2021 (a)	14,460,000	14,462,259

Diageo Capital plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.24%), 1.93%, 5/18/2020 (a)	2,215,000	2,216,107

		24,702,054

Biotechnology — 0.5%

AbbVie, Inc. 2.50%, 5/14/2020	5,502,000	5,506,211

2.30%, 5/14/2021	10,248,000	10,298,435

2.15%, 11/19/2021 (b)	32,890,000	33,199,464

Gilead Sciences, Inc. 2.55%, 9/1/2020	3,590,000	3,605,362

		52,609,472

Capital Markets — 4.7%

Bank of New York Mellon Corp. (The) 4.15%, 2/1/2021	2,340,000	2,391,712

Charles Schwab Corp. (The)

(ICE LIBOR USD 3 Month + 0.32%), 2.02%, 5/21/2021 (a)	11,076,000	11,098,679

Credit Suisse AG (Switzerland) 3.00%, 10/29/2021	3,480,000	3,561,645

2.10%, 11/12/2021	16,524,000	16,688,528

Goldman Sachs Bank USA 3.20%, 6/5/2020	1,305,000	1,310,491

(SOFR + 0.60%), 2.18%, 5/24/2021 (a)	15,914,000	15,924,530

SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Capital Markets — continued

Goldman Sachs Group, Inc. (The) 5.38%, 3/15/2020	7,594,000	7,603,389

(ICE LIBOR USD 3 Month + 1.16%), 2.97%, 4/23/2020 (a)	7,445,000	7,448,722

Series D, 6.00%, 6/15/2020	3,000,000	3,036,541

(ICE LIBOR USD 3 Month + 1.20%), 3.09%, 9/15/2020 (a)	5,049,000	5,070,711

2.60%, 12/27/2020	19,729,000	19,777,367

(ICE LIBOR USD 3 Month + 1.77%), 3.45%, 2/25/2021 (a)	5,144,000	5,218,830

(ICE LIBOR USD 3 Month + 1.36%), 3.15%, 4/23/2021 (a)	2,981,000	3,011,822

2.63%, 4/25/2021	1,673,000	1,692,133

5.25%, 7/27/2021	2,850,000	2,991,353

(ICE LIBOR USD 3 Month + 1.17%), 2.86%, 11/15/2021 (a)	9,455,000	9,524,022

5.75%, 1/24/2022	21,568,000	23,211,184

(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (a)	4,870,000	4,966,423

ING Bank NV (Netherlands) 2.45%, 3/16/2020 (b)	27,206,000	27,213,593

(ICE LIBOR USD 3 Month + 0.97%), 2.66%, 8/17/2020 (a) (b)	6,025,000	6,053,996

2.75%, 3/22/2021 (b)	18,171,000	18,375,102

5.00%, 6/9/2021 (b)	14,483,000	15,172,866

Macquarie Bank Ltd. (Australia) 2.85%, 1/15/2021 (b)	16,688,000	16,918,674

(ICE LIBOR USD 3 Month + 0.45%), 2.19%, 8/6/2021 (a) (b)	66,780,000	66,760,634

(ICE LIBOR USD 3 Month + 0.45%), 2.13%, 11/24/2021 (a) (b)	42,321,000	42,499,115

Macquarie Group Ltd. (Australia) 6.25%, 1/14/2021 (b)	4,010,000	4,168,762

Morgan Stanley 5.50%, 7/24/2020	4,030,000	4,089,284

5.75%, 1/25/2021	11,152,000	11,549,997

2.50%, 4/21/2021	5,500,000	5,561,269

(ICE LIBOR USD 3 Month + 1.40%), 3.22%, 4/21/2021 (a)	5,904,000	5,976,749

5.50%, 7/28/2021	7,295,000	7,690,338

2.63%, 11/17/2021	2,875,000	2,926,767

(ICE LIBOR USD 3 Month + 1.18%), 3.00%, 1/20/2022 (a)	5,085,000	5,120,176

2.75%, 5/19/2022	8,482,000	8,714,606

3.13%, 1/23/2023	18,075,000	18,859,895

Nomura Holdings, Inc. (Japan) 6.70%, 3/4/2020	26,732,000	26,735,942

UBS AG (Switzerland) 2.20%, 6/8/2020 (b)	6,737,000	6,742,338

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Capital Markets — continued

(ICE LIBOR USD 3 Month + 0.58%), 2.46%, 6/8/2020 (a) (b)	3,000,000	3,002,673

(ICE LIBOR USD 3 Month + 0.48%), 2.39%, 12/1/2020 (a) (b)	10,162,000	10,185,759

2.45%, 12/1/2020 (b)	26,063,000	26,219,666

UBS Group AG (Switzerland) 2.95%, 9/24/2020 (b)	16,113,000	16,222,832

(ICE LIBOR USD 3 Month + 1.44%), 3.37%, 9/24/2020 (a) (b)	17,549,000	17,682,197

(ICE LIBOR USD 3 Month + 1.78%), 3.62%, 4/14/2021 (a) (b)	1,400,000	1,425,305

3.00%, 4/15/2021 (b)	12,720,000	12,941,403

(ICE LIBOR USD 3 Month + 1.53%), 3.29%, 2/1/2022 (a) (b)	15,805,000	16,206,640

		549,544,660

Chemicals — 0.6%

Air Liquide Finance SA (France) 1.75%, 9/27/2021 (b)	20,860,000	20,981,103

Chevron Phillips Chemical Co. LLC 2.45%, 5/1/2020 (b)	2,922,000	2,923,461

DuPont de Nemours, Inc.

(ICE LIBOR USD 3 Month + 0.71%), 2.40%, 11/15/2020 (a)	7,099,000	7,128,616

3.77%, 11/15/2020	33,830,000	34,231,509

		65,264,689

Commercial Services & Supplies — 0.1%

Republic Services, Inc. 5.00%, 3/1/2020	17,167,000	17,167,000

Construction Materials — 0.1%

Martin Marietta Materials, Inc.

(ICE LIBOR USD 3 Month + 0.65%), 2.33%, 5/22/2020 (a)	6,127,000	6,133,371

Consumer Finance — 3.2%

AerCap Ireland Capital DAC (Ireland) 5.00%, 10/1/2021	816,000	854,883

American Express Co. 2.20%, 10/30/2020	35,282,000	35,385,363

3.00%, 2/22/2021	15,608,000	15,805,823

(ICE LIBOR USD 3 Month + 0.53%), 2.22%, 5/17/2021 (a)	3,354,000	3,368,167

(ICE LIBOR USD 3 Month + 0.60%), 2.34%, 11/5/2021 (a)	9,975,000	10,041,892

(ICE LIBOR USD 3 Month + 0.62%), 2.31%, 5/20/2022 (a)	15,171,000	15,223,751

(ICE LIBOR USD 3 Month + 0.65%), 2.29%, 2/27/2023 (a)	5,921,000	5,947,684

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	155

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Consumer Finance — continued

American Express Credit Corp. 2.38%, 5/26/2020	6,488,000	6,494,360

Avolon Holdings Funding Ltd. (Ireland) 3.63%, 5/1/2022 (b)	26,415,000	27,039,995

Capital One Financial Corp.

(ICE LIBOR USD 3 Month + 0.76%), 2.47%, 5/12/2020 (a)	8,250,000	8,256,912

2.50%, 5/12/2020	15,484,000	15,495,458

2.40%, 10/30/2020	4,224,000	4,240,759

3.45%, 4/30/2021	3,639,000	3,713,359

(ICE LIBOR USD 3 Month + 0.95%), 2.84%, 3/9/2022 (a)	8,214,000	8,286,489

Caterpillar Financial Services Corp.

(ICE LIBOR USD 3 Month + 0.18%), 1.87%, 5/15/2020 (a)	7,353,000	7,356,241

(ICE LIBOR USD 3 Month + 0.30%), 2.18%, 3/8/2021 (a)	31,035,000	31,090,232

(ICE LIBOR USD 3 Month + 0.23%), 2.12%, 3/15/2021 (a)	30,000,000	30,030,671

(ICE LIBOR USD 3 Month + 0.28%), 2.17%, 9/7/2021 (a)	5,263,000	5,274,813

John Deere Capital Corp.

(ICE LIBOR USD 3 Month + 0.42%), 2.25%, 7/10/2020 (a)	26,235,000	26,273,354

3.15%, 10/15/2021	7,600,000	7,833,444

PACCAR Financial Corp.

(ICE LIBOR USD 3 Month + 0.20%), 1.91%, 11/13/2020 (a)	11,340,000	11,346,836

(ICE LIBOR USD 3 Month + 0.26%), 1.99%, 5/10/2021 (a)	1,099,000	1,100,416

Toyota Motor Credit Corp.

(SOFR + 0.40%), 1.98%, 10/23/2020 (a)	70,818,000	70,886,432

(ICE LIBOR USD 3 Month + 0.13%), 1.83%, 8/13/2021 (a)	14,319,000	14,308,776

(ICE LIBOR USD 3 Month + 0.40%), 2.09%, 5/17/2022 (a)	10,900,000	10,940,261

		376,596,371

Diversified Financial Services — 1.0%

AIG Global Funding 2.15%, 7/2/2020 (b)	4,470,000	4,478,775

(ICE LIBOR USD 3 Month + 0.48%), 2.39%, 7/2/2020 (a) (b)	3,956,000	3,959,817

(ICE LIBOR USD 3 Month + 0.65%), 2.45%, 1/22/2021 (a) (b)	48,025,000	48,084,512

2.70%, 12/15/2021 (b)	412,000	419,429

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Diversified Financial Services — continued

CK Hutchison International II Ltd. (United Kingdom) 2.25%, 9/29/2020 (b)	12,136,000	12,181,510

CK Hutchison International Ltd. (United Kingdom) 1.88%, 10/3/2021 (b)	32,875,000	33,018,828

National Rural Utilities Cooperative Finance Corp.

(ICE LIBOR USD 3 Month + 0.38%), 2.34%, 6/30/2021 (a)	7,659,000	7,684,862

Siemens Financieringsmaatschappij NV (Germany)

(ICE LIBOR USD 3 Month + 0.34%), 2.23%, 3/16/2020 (a) (b)	4,536,000	4,537,136

1.70%, 9/15/2021 (b)	5,331,000	5,356,488

		119,721,357

Diversified Telecommunication Services — 0.5%

AT&T, Inc. 4.45%, 5/15/2021	5,733,000	5,920,789

Deutsche Telekom International Finance BV (Germany) 1.95%, 9/19/2021 (b)	15,582,000	15,663,631

Verizon Communications, Inc.

(ICE LIBOR USD 3 Month + 0.55%), 2.23%, 5/22/2020 (a)	14,024,000	14,033,256

(ICE LIBOR USD 3 Month + 1.00%), 2.89%, 3/16/2022 (a)	25,699,000	26,039,768

		61,657,444

Electric Utilities — 1.8%

American Electric Power Co., Inc. 2.15%, 11/13/2020	49,378,000	49,586,761

Duke Energy Corp.

(ICE LIBOR USD 3 Month + 0.50%), 2.20%, 5/14/2021 (a) (b)	14,791,000	14,849,798

Entergy Corp. 5.13%, 9/15/2020	2,346,000	2,367,376

Exelon Corp.

2.85%, 6/15/2020	3,500,000	3,508,319

5.15%, 12/1/2020	3,434,000	3,492,261

LG&E & KU Energy LLC 3.75%, 11/15/2020	17,583,000	17,751,963

Mississippi Power Co. (ICE LIBOR USD 3 Month + 0.65%), 2.60%, 3/27/2020 (a)	2,612,000	2,613,264

NextEra Energy Capital Holdings, Inc. 2.40%, 9/1/2021	25,763,000	26,156,490

(ICE LIBOR USD 3 Month + 0.72%), 2.40%, 2/25/2022 (a)	42,944,000	43,253,228

PECO Energy Co. 1.70%, 9/15/2021	1,250,000	1,253,818

SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Electric Utilities — continued

Southern Co. (The)

2.75%, 6/15/2020	13,785,000	13,805,239

2.35%, 7/1/2021	3,813,000	3,839,364

State Grid Overseas Investment Ltd. (China) 2.25%, 5/4/2020 (b)	19,393,000	19,413,493

Tampa Electric Co. 5.40%, 5/15/2021	5,014,000	5,254,124

Wisconsin Power & Light Co. 4.60%, 6/15/2020	1,368,000	1,378,091

		208,523,589

Energy Equipment & Services — 0.1%

Schlumberger Investment SA 3.30%, 9/14/2021 (b)	7,324,000	7,540,540

Entertainment — 0.4%

NBCUniversal Enterprise, Inc. (ICE LIBOR USD 3 Month + 0.40%), 2.31%, 4/1/2021 (a) (b)	40,262,000	40,369,272

Walt Disney Co. (The)

(ICE LIBOR USD 3 Month + 0.25%), 2.16%, 9/1/2021 (a)	6,678,000	6,691,255

		47,060,527

Equity Real Estate Investment Trusts (REITs) — 0.6%

Scentre Group Trust 1 (Australia) 2.38%, 4/28/2021 (b)	7,774,000	7,847,797

WEA Finance LLC (France) 3.25%, 10/5/2020 (b)	63,945,000	64,416,123

		72,263,920

Food Products — 0.5%

General Mills, Inc.

(ICE LIBOR USD 3 Month + 0.54%), 2.38%, 4/16/2021 (a)	18,608,000	18,674,365

3.20%, 4/16/2021	4,000,000	4,092,695

Mondelez International Holdings Netherlands BV 2.13%, 9/19/2022 (b)	12,169,000	12,397,250

Mondelez International, Inc. 3.00%, 5/7/2020	14,496,000	14,525,137

Tyson Foods, Inc. (ICE LIBOR USD 3 Month + 0.55%), 2.46%, 6/2/2020 (a)	1,372,000	1,373,448

Unilever Capital Corp. (United Kingdom) 4.25%, 2/10/2021	7,445,000	7,634,848

		58,697,743

Gas Utilities — 0.0% (d)

Dominion Energy Gas Holdings LLC 2.80%, 11/15/2020	1,385,000	1,392,183

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Health Care Equipment & Supplies — 0.0% (d)

Zimmer Biomet Holdings, Inc. (ICE LIBOR USD 3 Month + 0.75%), 2.65%, 3/19/2021 (a)	1,510,000	1,510,294

Health Care Providers & Services — 1.1%

Cigna Corp.

(ICE LIBOR USD 3 Month + 0.35%), 2.25%, 3/17/2020 (a)	23,200,000	23,203,671

3.20%, 9/17/2020	40,031,000	40,331,429

CVS Health Corp.

(ICE LIBOR USD 3 Month + 0.63%), 2.52%, 3/9/2020 (a)	1,743,000	1,743,192

2.80%, 7/20/2020	31,415,000	31,506,193

(ICE LIBOR USD 3 Month + 0.72%), 2.61%, 3/9/2021 (a)	1,191,000	1,194,335

3.35%, 3/9/2021	3,501,000	3,558,026

2.13%, 6/1/2021	5,633,000	5,665,643

Express Scripts Holding Co. 2.60%, 11/30/2020	18,314,000	18,468,623

(ICE LIBOR USD 3 Month + 0.75%), 2.66%, 11/30/2020 (a)	3,400,000	3,400,670

McKesson Corp. 3.65%, 11/30/2020	1,560,000	1,584,593

UnitedHealth Group, Inc. 3.38%, 11/15/2021	1,051,000	1,080,927

		131,737,302

Independent Power and Renewable Electricity Producers — 0.2%

Exelon Generation Co. LLC 4.00%, 10/1/2020	21,915,000	22,102,849

Industrial Conglomerates — 0.0% (d)

Ingersoll-Rand Global Holding Co. Ltd. 2.90%, 2/21/2021	2,150,000	2,175,771

Insurance — 4.9%

AIA Group Ltd. (Hong Kong) (ICE LIBOR USD 3 Month + 0.52%), 2.43%, 9/20/2021 (a) (b)	10,683,000	10,671,432

American International Group, Inc.

6.40%, 12/15/2020	5,739,000	5,959,531

3.30%, 3/1/2021	10,954,000	11,112,092

Athene Global Funding 2.75%, 4/20/2020 (b)	18,827,000	18,852,109

(ICE LIBOR USD 3 Month + 1.14%), 2.96%, 4/20/2020 (a) (b)	7,295,000	7,307,662

4.00%, 1/25/2022 (b)	21,796,000	22,840,148

(ICE LIBOR USD 3 Month + 1.23%), 3.14%, 7/1/2022 (a) (b)	26,740,000	27,220,929

Chubb INA Holdings, Inc. 2.30%, 11/3/2020	463,000	464,899

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	157

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Insurance — continued

Guardian Life Global Funding 2.50%, 5/8/2022 (b)	5,994,000	6,133,488

Jackson National Life Global Funding

(ICE LIBOR USD 3 Month + 0.30%), 2.13%, 10/15/2020 (a) (b)	17,176,000	17,210,875

(ICE LIBOR USD 3 Month + 0.31%), 2.20%, 3/16/2021 (a) (b)	60,180,000	60,218,217

2.25%, 4/29/2021 (b)	18,748,000	18,933,941

(ICE LIBOR USD 3 Month + 0.48%), 2.37%, 6/11/2021 (a) (b)	3,446,000	3,463,258

3.30%, 2/1/2022 (b)	2,750,000	2,842,754

(ICE LIBOR USD 3 Month + 0.73%), 2.68%, 6/27/2022 (a) (b)	7,250,000	7,334,245

(SOFR + 0.60%), 2.15%, 1/6/2023 (a) (b)	19,908,000	19,977,484

Marsh & McLennan Cos., Inc. 2.35%, 3/6/2020	7,619,000	7,619,152

3.50%, 12/29/2020	135,000	137,016

MassMutual Global Funding II 2.00%, 4/15/2021 (b)	18,002,000	18,169,379

Metropolitan Life Global Funding I 2.00%, 4/14/2020 (b)	1,125,000	1,125,645

(ICE LIBOR USD 3 Month + 0.40%), 2.29%, 6/12/2020 (a) (b)	2,631,000	2,634,047

(SOFR + 0.57%), 2.17%, 9/7/2020 (a) (b)	12,500,000	12,521,887

(ICE LIBOR USD 3 Month + 0.23%), 2.10%, 1/8/2021 (a) (b)	12,450,000	12,462,632

2.40%, 1/8/2021 (b)	31,466,000	31,727,745

(SOFR + 0.50%), 2.08%, 5/28/2021 (a) (b)	1,460,000	1,462,889

1.95%, 9/15/2021 (b)	1,500,000	1,515,362

3.45%, 10/9/2021 (b)	4,366,000	4,518,328

3.38%, 1/11/2022 (b)	850,000	880,611

New York Life Global Funding

(ICE LIBOR USD 3 Month + 0.32%), 2.06%, 8/6/2021 (a) (b)	2,017,000	2,024,671

(ICE LIBOR USD 3 Month + 0.28%), 2.10%, 1/21/2022 (a) (b)	19,500,000	19,564,181

Principal Life Global Funding II

2.63%, 11/19/2020 (b)	294,000	295,964

(ICE LIBOR USD 3 Month + 0.33%), 2.24%, 3/2/2021 (a) (b)	20,233,000	20,269,148

(ICE LIBOR USD 3 Month + 0.40%), 2.30%, 10/6/2021 (a) (b)	40,392,000	40,352,107

2.38%, 11/21/2021 (b)	485,000	493,413

Protective Life Global Funding

2.26%, 4/8/2020 (b)	15,779,000	15,791,075

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Insurance — continued

(ICE LIBOR USD 3 Month + 0.37%), 2.22%, 7/13/2020 (a) (b)	10,380,000	10,383,637

2.16%, 9/25/2020 (b)	2,458,000	2,467,023

2.70%, 11/25/2020 (b)	7,952,000	8,018,256

(ICE LIBOR USD 3 Month + 0.52%), 2.48%, 6/28/2021 (a) (b)	3,390,000	3,407,659

Prudential Financial, Inc. 4.50%, 11/15/2020	725,000	737,487

Reliance Standard Life Global Funding II

2.38%, 5/4/2020 (b)	54,986,000	55,027,240

3.05%, 1/20/2021 (b)	9,470,000	9,606,467

2.15%, 1/21/2023 (b)	9,976,000	10,161,743

Suncorp-Metway Ltd. (Australia) 2.38%, 11/9/2020 (b)	2,476,000	2,493,827

Swiss Re Treasury U.S. Corp. (Switzerland) 2.88%, 12/6/2022 (b)	35,796,000	36,935,351

		573,347,006

Internet & Direct Marketing Retail — 0.0% (d)

Alibaba Group Holding Ltd. (China) 3.13%, 11/28/2021	2,039,000	2,087,997

IT Services — 0.6%

International Business Machines Corp. (ICE LIBOR USD 3 Month + 0.40%),

2.11%, 5/13/2021 (a)	35,040,000	35,138,325

2.80%, 5/13/2021	30,461,000	31,045,041

		66,183,366

Machinery — 0.1%

Otis Worldwide Corp.

(ICE LIBOR USD 3 Month + 0.45%), 2.07%, 4/5/2023 (a) (b)	15,000,000	14,992,275

Media — 0.8%

Comcast Corp.

(ICE LIBOR USD 3 Month + 0.33%), 2.24%, 10/1/2020 (a)	13,434,000	13,460,204

Omnicom Group, Inc. 4.45%, 8/15/2020	7,680,000	7,782,222

ViacomCBS, Inc.

4.50%, 3/1/2021	6,615,000	6,802,476

3.88%, 12/15/2021	6,529,000	6,804,659

3.88%, 4/1/2024	50,000,000	53,767,103

		88,616,664

SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Metals & Mining — 0.2%

Newmont Corp.

3.63%, 6/9/2021	16,929,000	17,387,293

3.50%, 3/15/2022	3,118,000	3,217,728

		20,605,021

Multiline Retail — 0.0% (d)

Dollar Tree, Inc.

(ICE LIBOR USD 3 Month + 0.70%), 2.54%, 4/17/2020 (a)	4,769,000	4,769,544

Multi-Utilities — 0.8%

CenterPoint Energy, Inc. 3.60%, 11/1/2021	9,921,000	10,281,851

Consolidated Edison Co. of New York, Inc.

Series C, (ICE LIBOR USD 3 Month + 0.40%), 2.35%, 6/25/2021 (a)	2,631,000	2,642,054

Dominion Energy, Inc. 2.72%, 8/15/2021 (e)	20,166,000	20,488,092

Integrys Holding, Inc. 4.17%, 11/1/2020	6,785,000	6,893,852

Sempra Energy 2.85%, 11/15/2020	545,000	549,702

TECO Finance, Inc. 5.15%, 3/15/2020	31,096,000	31,126,785

WEC Energy Group, Inc. 2.45%, 6/15/2020	16,090,000	16,121,127

		88,103,463

Oil, Gas & Consumable Fuels — 2.5%

BG Energy Capital plc (United Kingdom) 4.00%, 12/9/2020 (b)	6,673,000	6,793,555

BP Capital Markets America, Inc. 4.50%, 10/1/2020	4,183,000	4,253,044

BP Capital Markets plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.25%), 1.93%, 11/24/2020 (a)	31,151,000	31,174,007

Columbia Pipeline Group, Inc. 3.30%, 6/1/2020	28,254,000	28,326,059

Enbridge Energy Partners LP 4.20%, 9/15/2021	2,363,000	2,432,539

Enterprise Products Operating LLC

5.20%, 9/1/2020	23,600,000	23,997,779

2.80%, 2/15/2021	2,554,000	2,580,258

EOG Resources, Inc.

2.45%, 4/1/2020	7,091,000	7,094,344

4.10%, 2/1/2021	1,630,000	1,666,347

Exxon Mobil Corp. 1.90%, 8/16/2022	10,747,000	10,912,625

Marathon Petroleum Corp.

3.40%, 12/15/2020	16,241,000	16,392,109

5.13%, 3/1/2021	2,704,000	2,780,873

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — continued

MPLX LP

(ICE LIBOR USD 3 Month + 0.90%), 2.79%, 9/9/2021 (a)	12,857,000	12,893,932

Occidental Petroleum Corp.

(ICE LIBOR USD 3 Month + 0.95%), 2.68%, 2/8/2021 (a)	23,830,000	23,972,909

2.60%, 8/13/2021	45,296,000	45,873,204

Phillips 66

(ICE LIBOR USD 3 Month + 0.75%), 2.58%, 4/15/2020 (a) (b)	410,000	410,171

(ICE LIBOR USD 3 Month + 0.60%), 2.25%, 2/26/2021 (a)	1,115,000	1,115,104

Spectra Energy Partners LP (ICE LIBOR USD 3 Month + 0.70%), 2.59%, 6/5/2020 (a)	4,042,000	4,047,416

4.60%, 6/15/2021	2,700,000	2,772,319

Total Capital International SA (France) 2.22%, 7/12/2021	16,284,000	16,492,223

Total Capital SA (France) 4.45%, 6/24/2020	204,000	205,670

TransCanada PipeLines Ltd. (Canada) 3.80%, 10/1/2020	28,655,000	29,027,408

9.88%, 1/1/2021	911,000	973,532

Williams Cos., Inc. (The) 4.13%, 11/15/2020	16,890,000	17,062,356

		293,249,783

Pharmaceuticals — 0.9%

AstraZeneca plc (United Kingdom) 2.38%, 11/16/2020	1,278,000	1,285,892

Bristol-Myers Squibb Co. 2.88%, 8/15/2020 (b)	774,000	778,534

(ICE LIBOR USD 3 Month + 0.20%), 1.89%, 11/16/2020 (a) (b)	13,848,000	13,860,367

2.88%, 2/19/2021 (b)	1,136,000	1,150,682

2.25%, 8/15/2021 (b)	1,530,000	1,549,377

(ICE LIBOR USD 3 Month + 0.38%), 2.07%, 5/16/2022 (a) (b)	14,789,000	14,861,435

EMD Finance LLC (Germany) 2.40%, 3/19/2020 (b)	12,240,000	12,243,060

GlaxoSmithKline Capital plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.35%), 2.05%, 5/14/2021 (a)	3,393,000	3,403,400

Shire Acquisitions Investments Ireland DAC 2.40%, 9/23/2021	30,170,000	30,557,986

Zoetis, Inc. 3.45%, 11/13/2020	5,772,000	5,842,752

(ICE LIBOR USD 3 Month + 0.44%), 2.13%, 8/20/2021 (a)	22,847,000	22,865,720

		108,399,205

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	159

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Road & Rail — 0.4%

ERAC USA Finance LLC

5.25%, 10/1/2020 (b)	1,125,000	1,147,494

4.50%, 8/16/2021 (b)	250,000	260,610

2.60%, 12/1/2021 (b)	2,225,000	2,266,587

Penske Truck Leasing Co. LP

3.20%, 7/15/2020 (b)	3,572,000	3,588,891

3.30%, 4/1/2021 (b)	2,160,000	2,188,738

3.65%, 7/29/2021 (b)	15,088,000	15,499,112

Ryder System, Inc.

2.88%, 9/1/2020	13,115,000	13,176,472

2.88%, 6/1/2022	6,291,000	6,479,932

		44,607,836

Semiconductors & Semiconductor Equipment — 0.2%

Analog Devices, Inc. 2.95%, 1/12/2021	18,692,000	18,895,323

Software — 0.1%

Oracle Corp. 1.90%, 9/15/2021	10,463,000	10,553,806

Thrifts & Mortgage Finance — 1.7%

BPCE SA (France)

3.15%, 7/31/2020 (b) (c)	25,000,000	25,180,042

2.65%, 2/3/2021	10,768,000	10,876,541

2.75%, 12/2/2021	10,782,000	11,014,007

(ICE LIBOR USD 3 Month + 0.30%), 2.14%, 1/14/2022 (a) (b)	75,926,000	76,017,286

(SOFR + 0.44%), 2.02%, 2/17/2022 (a) (b)	53,697,000	53,697,362

(ICE LIBOR USD 3 Month + 1.22%), 2.90%, 5/22/2022 (a) (b)	16,733,000	16,986,935

(ICE LIBOR USD 3 Month + 0.88%), 2.79%, 5/31/2022 (a)	1,500,000	1,517,220

Nationwide Building Society (United Kingdom) 2.45%, 7/27/2021 (b)	4,000,000	4,052,471

		199,341,864

Tobacco — 0.6%

Altria Group, Inc. 4.75%, 5/5/2021	53,175,000	55,126,358

BAT Capital Corp. (United Kingdom) (ICE LIBOR USD 3 Month + 0.59%), 2.29%, 8/14/2020 (a)	2,300,000	2,303,082

Philip Morris International, Inc. 1.88%, 2/25/2021	2,069,000	2,072,762

Reynolds American, Inc. (United Kingdom) 6.88%, 5/1/2020	12,100,000	12,197,450

		71,699,652

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Trading Companies & Distributors — 1.4%

Air Lease Corp.

4.75%, 3/1/2020	2,593,000	2,593,000

2.50%, 3/1/2021	5,577,000	5,605,086

3.38%, 6/1/2021	239,000	244,033

(ICE LIBOR USD 3 Month + 0.67%), 2.58%, 6/3/2021 (a)	59,617,000	59,879,022

Aviation Capital Group LLC

(ICE LIBOR USD 3 Month + 0.95%), 2.86%, 6/1/2021 (a) (b)	15,273,000	15,372,021

(ICE LIBOR USD 3 Month + 0.67%), 2.44%, 7/30/2021 (a) (b)	6,254,000	6,276,365

2.88%, 1/20/2022 (b)	2,986,000	3,041,210

BOC Aviation Ltd. (Singapore) 3.00%, 3/30/2020 (b)	1,420,000	1,421,217

(ICE LIBOR USD 3 Month + 1.05%), 2.81%, 5/2/2021 (a) (b)	5,737,000	5,760,952

2.38%, 9/15/2021 (b)	6,200,000	6,238,750

International Lease Finance Corp. 8.25%, 12/15/2020	48,800,000	51,147,097

		157,578,753

Transportation Infrastructure — 0.1%

HPHT Finance Ltd. (Hong Kong) 2.88%, 3/17/2020 (b)	8,993,000	8,996,629

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV (Mexico) 5.00%, 3/30/2020	8,824,000	8,846,060

Total Corporate Bonds (Cost $7,014,691,106)		7,049,565,836

Asset-Backed Securities — 10.3%

Allegro CLO II-S Ltd. (Cayman Islands) Series 2014-1RA, Class X, 2.47%, 10/21/2028 (b) (f)	600,000	600,000

Ally Auto Receivables Trust

Series 2019-1, Class A2, 2.85%, 3/15/2022	5,828,747	5,848,918

Series 2018-1, Class A3, 2.35%, 6/15/2022	26,255,634	26,370,340

American Express Credit Account Master Trust Series 2017-3, Class A, 1.77%, 11/15/2022	25,000,000	25,008,455

AmeriCredit Automobile Receivables Trust Series 2018-2, Class A2A, 2.86%, 11/18/2021	1,031,449	1,032,521

Series 2017-2, Class A3, 1.98%, 12/20/2021	421,094	421,205

Series 2018-3, Class A2A, 3.11%, 1/18/2022	2,256,954	2,262,484

SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

Apidos CLO XXI (Cayman Islands) Series 2015-21A, Class A1R, 2.75%, 7/18/2027 (b) (f)	40,100,000	40,095,990

ARES XLVI CLO Ltd. Series 2017-46A, Class X, 2.43%, 1/15/2030 ‡ (b) (f)	31,250	31,248

Ares XXXVR CLO Ltd. Series 2015-35RA, Class X, 2.48%, 7/15/2030 (b) (f)	350,000	349,983

Atrium XV (Cayman Islands) Series 15A, Class X, 2.48%, 1/23/2031 (b) (f)	1,486,667	1,486,667

Avery Point III CLO Ltd. (Cayman Islands) Series 2013-3A, Class AR, 2.94%, 1/18/2025 (b) (f)	1,718,961	1,718,445

Avery Point VI CLO Ltd. (Cayman Islands) Series 2015-6A, Class AR, 2.79%, 8/5/2027 (b) (f)	46,056,000	46,079,028

Battalion CLO VII Ltd. (Cayman Islands) Series 2014-7A, Class XRR, 2.74%, 7/17/2028 ‡ (b) (f)	3,500,000	3,499,825

Benefit Street Partners CLO II Ltd. (Cayman Islands) Series 2013-IIA, Class X, 3.53%, 7/15/2029 ‡ (b) (f)	103,125	103,073

BlueMountain CLO Ltd. (Cayman Islands)

Series 2012-2A, Class AR2, 2.74%, 11/20/2028 (b) (f)	35,861,000	35,843,069

Series 2013-1A, Class A1R2, 3.05%, 1/20/2029 (b) (f)	13,200,000	13,202,640

Series 2014-2A, Class X, 2.42%, 10/20/2030 (b) (f)	1,285,714	1,285,714

Series 2016-3A, Class X, 2.31%, 11/15/2030 (b) (f)	1,350,000	1,349,933

BMW Vehicle Lease Trust Series 2019-1, Class A3, 2.84%, 11/22/2021	12,336,000	12,474,981

Capital Auto Receivables Asset Trust Series 2018-2, Class A2, 3.02%, 2/22/2021 (b)	1,242,218	1,243,796

Capital One Multi-Asset Execution Trust Series 2018-A1, Class A1, 3.01%, 2/15/2024	20,900,000	21,326,494

Carlyle Global Market Strategies CLO Ltd. Series 2012-4A, Class XRR, 2.55%, 4/22/2032 (b) (f)	975,000	974,951

CarMax Auto Owner Trust

Series 2018-3, Class A2A, 2.88%, 10/15/2021	1,353,385	1,355,870

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Series 2020-1, Class A2, 1.87%, 4/17/2023	7,264,000	7,313,756

CBAM Ltd. (Cayman Islands) Series 2017-3A, Class X, 2.54%, 10/17/2029 (b) (f)	2,235,000	2,235,000

CIFC Funding Ltd. (Cayman Islands)

Series 2012-2RA, Class A1, 2.62%, 1/20/2028 (b) (f)	5,130,000	5,106,915

Series 2017-1A, Class AR, 2.83%, 4/23/2029 (b) (f)	20,000,000	19,914,000

Series 2013-1A, Class X, 2.69%, 7/16/2030 (b) (f)	254,661	254,648

Series 2013-3RA, Class X, 2.45%, 4/24/2031 (b) (f)	1,000,000	999,500

Clear Creek CLO (Cayman Islands) Series 2015-1A, Class X, 2.82%, 10/20/2030 ‡ (b) (f)	120,313	120,252

Cloud Pass-Through Trust Series 2019-1A, Class CLOU, 3.55%, 12/5/2022 (b) (f)	25,968,130	26,381,114

Cole Park CLO Ltd. (Cayman Islands) Series 2015-1A, Class AR, 2.87%, 10/20/2028 (b) (f)	11,565,000	11,559,218

Columbia Cent CLO 27 Ltd. (Cayman Islands) Series 2018-27A, Class X, 2.49%, 10/25/2028 (b) (f)	1,074,998	1,074,998

Dell Equipment Finance Trust Series 2019-1, Class A2, 2.78%, 8/23/2021 (b)	23,268,440	23,415,359

Drive Auto Receivables Trust

Series 2020-1, Class A2, 1.99%, 12/15/2022	4,120,000	4,131,373

Series 2019-2, Class A3, 3.04%, 3/15/2023	25,569,000	25,709,926

Dryden CLO Ltd. (Cayman Islands) Series 2018-61A, Class X, 2.54%, 1/17/2032 (b) (f)	3,000,000	2,999,850

Dryden Senior Loan Fund (Cayman Islands)

Series 2012-25A, Class ARR, 2.73%, 10/15/2027 (b) (f)	57,120,888	57,075,192

Series 2014-36A, Class XR2, 2.48%, 4/15/2029 ‡ (b) (f)	1,000,000	1,000,181

Series 2017-50A, Class X, 2.63%, 7/15/2030 ‡ (b) (f)	60,000	59,970

Ford Credit Auto Lease Trust Series 2020-A, Class A2, 1.80%, 7/15/2022	20,194,000	20,300,400

Ford Credit Auto Owner Trust

Series 2015-2, Class A, 2.44%, 1/15/2027 (b)	6,712,000	6,734,980

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	161

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

Series 2016-1, Class A, 2.31%, 8/15/2027 (b)	6,444,000	6,503,672

Galaxy XVIII CLO Ltd. (Cayman Islands) Series 2018-28A, Class X, 2.48%, 7/15/2031 (b) (f)	2,871,000	2,870,856

GM Financial Consumer Automobile Receivables Trust Series 2020-1, Class A2, 1.83%, 1/17/2023	12,000,000	12,055,297

GoldentTree Loan Management US CLO Ltd. (Cayman Islands) Series 2017-1A, Class AR, 2.64%, 4/20/2029 (b) (f)	20,750,000	20,750,000

GT Loan Financing I Ltd. (Cayman Islands) Series 2013-1A, Class XR, 2.45%, 7/28/2031 (b) (f)	642,856	642,856

Honda Auto Receivables Owner Trust Series 2018-3, Class A2, 2.67%, 12/22/2020	505,684	505,962

Hyundai Auto Receivables Trust Series 2019-B, Class A2, 1.93%, 7/15/2022	8,652,000	8,696,775

KKR CLO Ltd. (Cayman Islands)

Series 13, Class A1R, 2.64%, 1/16/2028 (b) (f)	12,260,000	12,210,960

Series 17, Class A, 3.17%, 4/15/2029 (b) (f)	17,970,000	17,966,406

KREF Ltd. Series 2018-FL1, Class A, 2.76%, 6/15/2036 (b) (f)	5,000,000	4,999,985

KVK CLO Ltd. (Cayman Islands) Series 2013-1A, Class X, 2.49%, 1/14/2028 ‡ (b) (f)	580,000	580,000

LCM XVI LP (Cayman Islands) Series 16A, Class XR, 2.53%, 10/15/2031 (b) (f)	4,470,000	4,470,000

LCM XVII LP (Cayman Islands) Series 17A, Class XR, 2.43%, 10/15/2031 (b) (f)	810,000	810,000

LCM XX LP (Cayman Islands) Series 20A, Class AR, 2.86%, 10/20/2027 (b) (f)	14,852,000	14,844,574

Magnetite Ltd. (Cayman Islands)

Series 2015-16A, Class AR, 2.62%, 1/18/2028 (b) (f)	9,015,000	9,002,379

Series 2019-21A, Class X, 2.47%, 4/20/2030 (b) (f)	3,571,429	3,575,239

Mercedes-Benz Auto Lease Trust

Series 2019-A, Class A2, 3.01%, 2/16/2021	4,499,479	4,508,137

Series 2019-B, Class A3, 2.00%, 10/17/2022	23,289,000	23,520,087

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Neuberger Berman CLO Ltd. (Cayman Islands)

Series 2015-19A, Class A1R2, 2.63%, 7/15/2027 (b) (f)	4,007,541	3,995,919

Series 2017-16SA, Class A, 2.68%, 1/15/2028 (b) (f)	18,250,000	18,182,475

Newark BSL CLO Ltd. (Cayman Islands) Series 2016-1A, Class A1R, 2.80%, 12/21/2029 (b) (f)	20,000,000	20,000,000

Nissan Auto Lease Trust Series 2019-B, Class A2A, 2.27%, 1/15/2021	16,667,520	16,743,858

Nissan Auto Receivables Owner Trust Series 2019-A, Class A2A, 2.82%, 1/18/2022	6,180,500	6,205,582

Oak Hill Credit Partners Ltd. (Cayman Islands) Series 2014-10RA, Class X, 2.46%, 12/12/2030 (b) (f)	2,075,000	2,075,000

OCP CLO Ltd. (Cayman Islands)

Series 2015-8A, Class A1R, 2.69%, 4/17/2027 (b) (f)	26,689,714	26,652,349

Series 2015-9A, Class A1R, 2.63%, 7/15/2027 (b) (f)	34,437,507	34,368,632

Series 2016-12A, Class A1R, 2.94%, 10/18/2028 (b) (f)	10,420,000	10,415,832

Octagon Investment Partners 25 Ltd. (Cayman Islands) Series 2015-1A, Class AR, 2.62%, 10/20/2026 (b) (f)	56,240,000	56,166,888

Octagon Investment Partners 28 Ltd. (Cayman Islands) Series 2016-1A, Class XR, 2.45%, 10/24/2030 (b) (f)	476,666	476,666

OHA Credit Funding Ltd. (Cayman Islands) Series 2018-1A, Class X, 2.47%, 10/20/2030 (b) (f)	1,000,000	1,000,000

OHA Credit Partners Ltd. Series 2015-12A, Class XR, 2.46%, 7/23/2030 (b) (f)	1,550,000	1,550,000

Palmer Square Loan Funding Ltd. (Cayman Islands)

Series 2019-2A, Class A1, 2.79%, 4/20/2027 (b) (f)	26,511,678	26,506,375

Series 2019-3A, Class A1, 2.54%, 8/20/2027 (b) (f)	27,322,798	27,259,956

Series 2019-4A, Class A1, 2.70%, 10/24/2027 (b) (f)	36,874,371	36,844,871

Regatta XIII Funding Ltd. (Cayman Islands) Series 2018-2A, Class X, 2.48%, 7/15/2031 (b) (f)	1,614,285	1,614,204

SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

Regatta XV Funding Ltd. (Cayman Islands) Series 2018-4A, Class X, 2.44%, 10/25/2031 (b) (f)	2,271,428	2,271,428

Santander Retail Auto Lease Trust Series 2019-A, Class A2, 2.72%, 12/20/2021 (b)	2,874,430	2,896,783

Shackleton CLO Ltd. (Cayman Islands)

Series 2015-8A, Class A1R, 2.75%, 10/20/2027 (b) (f)	19,604,434	19,584,829

Series 2015-8A, Class A2R, 2.75%, 10/20/2027 (b) (f)	8,711,312	8,706,085

Series 2014-6RA, Class A, 2.86%, 7/17/2028 (b) (f)	30,925,000	30,902,765

Series 2014-5RA, Class X, 2.34%, 5/7/2031 ‡ (b) (f)	142,857	142,850

Symphony CLO Ltd. (Cayman Islands)

Series 2014-14A, Class AR, 2.79%, 7/14/2026 (b) (f)	37,750,509	37,746,734

Series 2014-15A, Class XR2, 2.54%, 1/17/2032 (b) (f)	4,000,000	4,000,000

THL Credit Wind River CLO Ltd. (Cayman Islands)

Series 2012-1A, Class AR2, 2.71%, 1/15/2026 (b) (f)	14,094,223	14,082,947

Series 2017-1A, Class AR, 2.96%, 4/18/2029 (b) (f)	45,850,000	45,813,320

Series 2014-2A, Class X, 2.48%, 1/15/2031‡ (b) (f)	125,000	124,937

Series 2014-1A, Class X, 2.42%, 7/18/2031‡ (b) (f)	375,000	374,997

Toyota Auto Receivables Owner Trust Series 2018-C, Class A2A, 2.77%, 8/16/2021	2,629,064	2,635,974

Treman Park CLO Ltd. (Cayman Islands) Series 2015-1A, Class ARR, 2.89%, 10/20/2028 (b) (f)	19,002,000	18,996,299

Verizon Owner Trust

Series 2017-3A, Class A1B, 1.92%, 4/20/2022 (b) (f)	260,904	260,998

Series 2017-3A, Class A1A, 2.06%, 4/20/2022 (b)	20,385,524	20,420,179

Series 2018-1A, Class A1A, 2.82%, 9/20/2022 (b)	42,732,000	43,068,502

Volvo Financial Equipment LLC Series 2019-1A, Class A2, 2.90%, 11/15/2021 (b)	4,335,220	4,357,621

Voya CLO Ltd. (Cayman Islands)

Series 2014-3A, Class A1R, 2.51%, 7/25/2026 (b) (f)	1,954,753	1,952,212

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Series 2015-2A, Class AR, 2.78%, 7/23/2027 (b) (f)	23,350,000	23,342,995

Series 2019-1A, Class A, 3.00%, 4/15/2029 (b) (f)	11,411,000	11,411,000

Series 2014-4A, Class XR, 2.54%, 7/14/2031 (b) (f)	285,714	285,700

Series 2016-3A, Class XR, 2.52%, 10/18/2031 (b) (f)	431,250	431,250

Series 2015-3A, Class X, 2.52%, 10/20/2031 (b) (f)	2,324,000	2,323,884

Westlake Automobile Receivables Trust Series 2019-1A, Class A2A, 3.06%, 5/16/2022 (b)	4,488,484	4,509,067

Total Asset-Backed Securities (Cost $1,197,628,825)		1,199,567,410

U.S. Treasury Obligations — 5.6%

U.S. Treasury Notes

1.50%, 4/15/2020	125,000,000	125,007,770

1.38%, 9/30/2020	40,000,000	40,026,562

1.63%, 10/15/2020	83,000,000	83,197,773

1.38%, 10/31/2020	50,000,000	50,056,641

2.50%, 2/28/2021	170,500,000	172,877,675

1.63%, 6/30/2021	115,440,400	116,360,316

1.75%, 7/31/2021	58,880,000	59,498,700

Total U.S. Treasury Obligations (Cost $643,305,165)		647,025,437

Certificates of Deposit — 2.2%

Credit Agricole Corporate and Investment Bank (France)

(ICE LIBOR USD 3 Month + 0.21%), 1.95%, 8/9/2021 (a)	36,098,000	36,108,188

(ICE LIBOR USD 3 Month + 0.48%), 2.38%, 9/17/2021 (a)	54,800,000	55,015,852

Nordea Bank Abp (Finland) (ICE LIBOR USD 3 Month + 0.32%), 2.06%, 5/5/2021 (a)	71,600,000	71,741,257

Sumitomo Mitsui Banking Corp. (Japan) (ICE LIBOR USD 3 Month + 0.36%), 2.26%, 4/6/2021 (a)	44,363,000	44,456,555

(ICE LIBOR USD 3 Month + 0.32%), 2.01%, 11/22/2021 (a)	47,564,000	47,563,935

Total Certificates of Deposit (Cost $254,447,509)		254,885,787

Commercial Mortgage-backed Securities — 0.8%

BX Commercial Mortgage Trust Series 2020-BXLP, Class A, 2.46%, 12/15/2029 (b) (f)	22,990,000	23,000,626

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	163

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-backed Securities — continued

Series 2018-IND, Class A, 2.41%, 11/15/2035 (b) (f)	9,363,984	9,361,155

BXMT Ltd. Series 2017-FL1, Class A, 2.53%, 6/15/2035 (b) (f)	626,951	625,775

BXP Trust Series 2017-CQHP, Class A, 2.51%, 11/15/2034 (b) (f)	500,000	499,060

CGDBB Commercial Mortgage Trust Series 2017-BIOC, Class A, 2.45%, 7/15/2032 (b) (f)	822,189	822,188

Commercial Mortgage Trust Series 2020-CBM, Class A2, 2.90%, 2/10/2037 (b)	16,000,000	16,690,738

Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class A, 2.64%, 5/15/2036 (b) (f)	28,000,000	27,999,969

KNDL Mortgage Trust Series 2019-KNSQ, Class A, 2.46%, 5/15/2036 (b) (f)	5,600,000	5,608,786

Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C8, Class A3, 2.86%, 12/15/2048	7,730,939	7,987,875

Total Commercial Mortgage-Backed Securities (Cost $92,230,198)		92,596,172

Collateralized Mortgage Obligations — 0.8%

FHLMC, REMIC Series 4002, Class MA, 2.00%, 1/15/2039	11,338,452	11,403,725

FNMA, REMIC Series 2012-100, Class A, 1.50%, 9/25/2027	23,957,310	24,072,312

Series 2012-111, Class NA, 1.25%, 10/25/2027	5,058,398	5,053,886

Series 2012-121, Class B, 1.13%, 11/25/2027	35,246,205	35,105,128

Series 2013-18, Class BD, 1.75%, 10/25/2041	11,874,918	11,941,984

Total Collateralized Mortgage Obligations (Cost $86,160,425)		87,577,035

Foreign Government Securities — 0.0% (d)

Japan Bank for International Cooperation (Japan) (ICE LIBOR USD 3 Month + 0.48%), 2.39%, 6/1/2020 (a) (Cost $200,000)	200,000	200,213

Short-Term Investments – 18.4%

Certificates of Deposit — 5.1%

Agricultural Bank of China Ltd. (China) 2.30%, 4/9/2020	34,423,000	34,450,789

Bank of Nova Scotia (The) (Canada) (ICE LIBOR USD 3 Month + 0.28%), 2.21%, 9/21/2020 (a)	3,000,000	3,004,303

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Certificates Of Deposit — continued

Barclays Bank plc (United Kingdom) 2.95%, 4/9/2020	52,000,000	52,078,547

Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 3 Month + 0.40%), 2.16%, 5/2/2020 (a)	4,000,000	4,002,940

Chiba Bank Ltd. (Japan)

2.00%, 3/4/2020	7,147,000	7,147,405

2.00%, 3/5/2020	10,985,000	10,985,740

2.00%, 3/11/2020	16,700,000	16,702,152

2.00%, 3/12/2020	9,504,000	9,505,317

China Construction Bank Corp. (China) 2.18%, 4/7/2020	17,750,000	17,760,303

Credit Suisse AG (Switzerland) 1.80%, 1/22/2021	51,771,000	52,017,842

First Abu Dhabi Bank USA NV 2.02%, 4/24/2020 (b)	55,687,000	55,729,536

Lloyds Bank Corporate Markets plc (United Kingdom) 1.92%, 7/1/2020	50,000,000	50,082,038

(ICE LIBOR USD 3 Month + 0.50%), 2.43%, 9/24/2020 (a)	23,000,000	23,061,234

Mizuho Bank Ltd. (Japan) (ICE LIBOR USD 3 Month + 0.33%), 2.16%, 4/15/2020 (a)	12,000,000	12,005,283

MUFG Bank Ltd. (Japan)

2.02%, 8/13/2020	35,000,000	35,105,194

2.06%, 8/18/2020	29,300,000	29,397,296

Natixis SA (France) 1.93%, 11/13/2020	4,900,000	4,911,547

Nordea Bank AB (Finland) 1.71%, 10/28/2020	52,800,000	52,910,848

Societe Generale (France) 2.19%, 7/31/2020	44,926,000	45,085,348

Standard Chartered Bank (United Kingdom) 1.78%, 10/26/2020	71,387,000	71,529,651

Svenska Handelsbanken AB (Sweden) (ICE LIBOR USD 3 Month + 0.28%), 2.18%, 9/11/2020 (a)	6,000,000	6,008,497

Total Certificates of Deposit (Cost $592,287,290)		593,481,810

Commercial Paper — 6.1%

Agricultural Bank of China Ltd. (China) 2.30%, 4/2/2020 (b) (g)	49,000,000	48,918,690

American Express Credit Corp. 1.95%, 4/6/2020 (g)	1,600,000	1,597,021

BAT International Finance plc (United Kingdom) 2.26%, 3/2/2020 (b) (g)	35,000,000	34,995,085

SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Short-Term Investments – continued

Commercial Paper — continued

Bell Canada, Inc. (Canada) 1.82%, 4/8/2020 (b) (g)	12,762,000	12,736,859

Boeing Co. (The) 2.06%, 5/19/2020 (b) (g)	47,903,000	47,712,658

Campbell Soup Co. 1.88%, 3/2/2020 (b) (g)	7,465,000	7,463,952

Dow Chemical Co. (The) 1.95%, 3/30/2020 (g)	24,700,000	24,662,332

Duke Energy Corp. 1.75%, 3/17/2020 (b) (g)	4,499,000	4,495,090

Ecolab, Inc. 1.86%, 4/13/2020 (b) (g)	30,500,000	30,432,138

Eni Finance USA, Inc. (Italy) 2.00%, 4/8/2020 (b) (g)	21,500,000	21,457,406

Entergy Corp. 1.92%, 4/2/2020 (b) (g)	4,700,000	4,691,784

Eversource Energy 1.74%, 3/16/2020 (b) (g)	13,205,000	13,193,682

General Electric Co.

2.09%, 3/18/2020 (g)	15,250,000	15,235,987

2.10%, 3/19/2020 (g)	39,550,000	39,511,703

Industrial & Commercial Bank of China Ltd. (China) 1.91%, 4/24/2020 (b) (g)	170,500,000	170,023,396

Marriott International, Inc. 1.89%, 3/23/2020 (b) (g)	12,000,000	11,985,968

Natwest Markets Securities, Inc. (United Kingdom) 1.96%, 7/29/2020 (b) (g)	53,200,000	52,777,261

ONEOK, Inc.

1.82%, 3/3/2020 (b) (g)	27,586,000	27,580,121

1.82%, 3/6/2020 (b) (g)	21,886,000	21,877,744

PPL Capital Funding, Inc. 2.11%, 3/9/2020 (b) (g)	27,400,000	27,386,977

Reckitt Benckiser Treasury Services plc (United Kingdom) 2.39%, 4/1/2020 (b) (g)	29,000,000	28,956,722

2.12%, 4/20/2020 (b) (g)	13,000,000	12,969,674

Shell International Finance BV (Netherlands) 2.00%, 6/30/2020 (b) (g)	2,200,000	2,189,274

Societe Generale SA (France) 1.81%, 1/21/2021 (b) (g)	31,700,000	31,336,084

VW Credit, Inc. (Germany) 2.01%, 3/18/2020 (b) (g)	16,000,000	15,985,298

Total Commercial Paper (Cost $709,944,577)		710,172,906

INVESTMENTS	SHARES	VALUE ($)

Investment Companies — 5.8%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.44%(h) (i) (Cost $667,817,128)	667,817,128	667,817,128

Investment of Cash Collateral from Securities Loaned — 0.0% (d)

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.73% (h) (i)	999,800	1,000,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.51% (h) (i)	1,286,200	1,286,200

Total Investment of Cash Collateral From Securities Loaned (Cost $2,286,200)		2,286,200

	PRINCIPAL AMOUNT ($)
Repurchase Agreements — 1.4%

Bofa Securities, Inc., 1.98%, dated 2/28/2020, due 04/06/2020, repurchase price $9,018,810, collateralized by Sovereign Government Securities, 5.88% — 6.95%, due 1/11/2028 — 1/28/2060, with the value of $9,720,000.	9,000,000	9,000,000

Citigroup Global Markets Holdings, Inc., 1.89%, dated 2/28/2020, due 10/23/2020, repurchase price $12,150,158, collateralized by Collateralized Mortgage Obligations, 3.81% — 5.12%, due 11/25/2039 — 11/25/2056, FNMA Connecticut Avenue Securities, 3.73%, due 10/25/2039 and FHLMC 3.93% —4.75% due 1/25/2050 —11/26/2057, with the value of $12,960,001.	12,000,000	12,000,000

Wells Fargo Securities LLC, 2.32%, dated 2/28/2020, due 05/13/2020, repurchase price $140,677,250, collateralized by Collateralized Mortgage Obligations, 2.73% — 5.91%, due 8/17/2032 —10/25/2059 and Corporate Notes and Bonds, 0.00% — 3.19%, due 3/1/2034 —7/15/2038, with the value of $152,974,937.	140,000,000	140,000,000

Total Repurchase Agreements (cost $161,000,000)		161,000,000

Total Short-Term Investments (Cost $2,133,335,195)		2,134,758,044

Total Investments — 98.9% (Cost $11,421,998,423)		11,466,175,934

Other Assets Less Liabilities — 1.1%		125,313,570

NET ASSETS — 100.0%		11,591,489,504

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	165

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

Abbreviations

CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2020.
(b)	Securities exempt from registration under Rule 144A or section 4 (a) (2), of the Securities Act of 1933, as amended.
(c)	The security or a portion of this security is on loan at February 29, 2020. The total value of securities on loan at February 29, 2020 is $2,237,841.

(d)	Amount rounds to less than 0.1% of net assets.
(e)

   Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 29, 2020.

(f)

   Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2020.

(g)	The rate shown is the effective yield as of February 29, 2020.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 29, 2020.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of February 29, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 5 Year Note	(140)	06/2020	USD	(17,183,906)	(194,982)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — 97.3% (a)

Alabama — 1.1%

Education — 0.1%

Alabama Public School and College Authority, Capital Improvement Series A, Rev., 5.00%, 5/1/2020	20,000	20,135

Auburn University Series 2016A, Rev., 5.00%, 6/1/2020	30,000	30,311

Baldwin County Board of Education Rev., 4.00%, 6/1/2020	50,000	50,394

		100,840

General Obligation — 0.0% (b)

City of Oxford Series 2012B, GO, 5.00%, 5/1/2020	10,000	10,068

County of Montgomery, Refunding Warrants GO, 4.00%, 3/1/2020	40,000	40,000

		50,068

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

City of Mobile, Industrial Development Board, Pollution Control, Alabama Power Co., Barry Plant Project Series 2007A, Rev., 1.85%, 3/24/2020 (c)	50,000	50,025

Madison County Public Building Authority, Department of Human Resources Project Series 2019-0, Rev., 5.00%, 3/1/2020	30,000	30,000

		80,025

Other Revenue — 0.5%

Alabama 21st Century Authority

Series A, Rev., 5.00%, 6/1/2020	845,000	853,070

Series 2012A, Rev., 5.00%, 6/1/2021	55,000	57,629

		910,699

Prerefunded — 0.2%

City of Huntsville, Capital Improvement Series 2011B, GO, 5.00%, 5/1/2025 (d)	110,000	115,289

City of Troy, Electric Water and Sewer System Rev., AGM, 4.75%, 10/1/2028 (d)	20,000	20,457

South Alabama Gas District Rev., 3.40%, 8/1/2024 (d)	300,000	303,093

		438,839

Special Tax — 0.0% (b)

Mobile County Board of School Commissioners, Warrant Series 2016A, 5.00%, 3/1/2020	15,000	15,000

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Utility — 0.3%

Black Belt Energy Gas District, Gas Prepay Series 2018A, Rev., 4.00%, 12/1/2023 (c)	75,000	82,620

Black Belt Energy Gas District, Gas Supply Series 2016A, Rev., LIQ: Royal Bank of Canada, 4.00%, 6/1/2021 (c)	205,000	212,579

Black Belt Energy Gas District, Project No. 4 Series 2019A-1, Rev., 4.00%, 6/1/2020	50,000	50,368

Southeast Alabama Gas Supply District (The), Project No. 2 Series A, Rev., 4.00%, 6/1/2020	240,000	241,757

		587,324

Total Alabama		2,182,795

Alaska — 0.5%

Certificate of Participation/Lease — 0.1%

State of Alaska, Native Tribal Health Consortium housing facility project Series 2014, COP, 4.00%, 6/1/2022	295,000	314,190

Education — 0.1%

University of Alaska Series V-2, Rev., 5.00%, 10/1/2020	200,000	204,760

General Obligation — 0.1%

Borough of Matanuska-Susitna Series 2007A, GO, NATL-RE, 5.00%, 4/1/2021	65,000	66,540

Borough of North Slope Series 2018A, GO, 5.00%, 6/30/2021	20,000	21,102

Borough of North Slope, General Purpose Series 2018A, GO, 5.00%, 6/30/2020	10,000	10,136

Municipality of Anchorage Series A, GO, 5.00%, 8/1/2020	15,000	15,258

		113,036

Housing — 0.0% (b)

Alaska Housing Finance Corp., State Capital Project Series 2014D, Rev., 5.00%, 6/1/2020	15,000	15,151

Prerefunded — 0.0% (b)

Alaska Housing Finance Corp., Capital Project Series 2011A, Rev., 5.00%, 12/1/2025 (d)	50,000	51,562

Utility — 0.2%

Alaska Energy Authority, Power Sixth Series, Bradley Lake Hydroelectric Project Series 6, Rev., 5.00%, 7/1/2020	360,000	365,054

Total Alaska		1,063,753

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	167

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Arizona — 1.4%

Certificate of Participation/Lease — 0.0% (b)

City of Tucson COP, AGM, 4.00%, 7/1/2020	25,000	25,254

Education — 0.4%

Arizona State University Series A, Rev., VRDO, 1.10%, 3/10/2020 (c)	765,000	765,000

University of Arizona (The)

Series 2012A, Rev., 4.00%, 6/1/2020	20,000	20,157

Series 2013A, Rev., 4.00%, 6/1/2020	30,000	30,236

		815,393

General Obligation — 0.1%

City of Tempe Series B, GO, 4.00%, 7/1/2020	15,000	15,159

Maricopa County Unified School District No. 41 Gilbert GO, 4.00%, 7/1/2020	40,000	40,420

Maricopa County Union High School District No. 210-Phoenix Series 2019B, GO, 5.00%, 7/1/2020	50,000	50,689

Maricopa County Union High School District No. 213, Tempe Union High School Improvement, Project of 2012 Series 2013B, GO, 2.00%, 7/1/2020	50,000	50,202

Pinal County, Florence Unified School District No. 1 GO, 4.00%, 7/1/2020	20,000	20,203

		176,673

Hospital — 0.0% (b)

Arizona Health Facilities Authority, Banner Health Series 2015A, Rev., 5.00%, 1/1/2021	25,000	25,850

Industrial Development Revenue/Pollution Control Revenue — 0.7%

Chandler Industrial Development Authority, Intel Corp. Project Series 2018, Rev., 2.40%, 8/14/2023 (c)	1,335,000	1,394,408

Other Revenue — 0.1%

City of Casa Grande Rev., 4.00%, 4/1/2020	25,000	25,063

City of Phoenix Civic Improvement Corp., Civic Plaza Expansion Series B, Rev., NATL-RE, 5.50%, 7/1/2020	20,000	20,306

City of Phoenix Civic Improvement Corp., Junior Lien Water System Rev., 5.00%, 7/1/2020	25,000	25,347

City of Phoenix Civic Improvement Corp., Subordinated Excise Tax Series 2017B, Rev., 5.00%, 7/1/2020	100,000	101,388

City of Tempe, Excise Tax Rev., 5.00%, 7/1/2020	25,000	25,346

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Other Revenue — continued

City of Tucson, Senior Lien Rev., AGM, 5.00%, 7/1/2020	15,000	15,203

Santa Cruz County Jail District Rev., AGM, 3.00%, 7/1/2020	25,000	25,166

Scottsdale Municipal Property Corp. Series 2015A, Rev., 5.00%, 7/1/2020	10,000	10,138

		247,957

Transportation — 0.1%

City of Phoenix, Civic Improvement Corp., Light Rail Project Series 2013, Rev., 5.00%, 7/1/2020	55,000	55,758

County of Pima, Street and Highway Refunding Rev., 5.00%, 7/1/2020	20,000	20,275

Pima County Regional Transportation Authority Rev., 5.00%, 6/1/2020	65,000	65,669

Regional Public Transportation Authority, Transportation Excise Tax, Maricopa County Public Transportation Fund Rev., 5.25%, 7/1/2021	30,000	31,772

		173,474

Utility — 0.0% (b)

Industrial Development Authority of the County of Pima (The), Tucson Electric Power Company San Juan Project Series 2009A, Rev., 4.95%, 10/1/2020	10,000	10,225

Water & Sewer — 0.0% (b)

County of Pima, Sewer System Series 2011B, Rev., 5.00%, 7/1/2020	55,000	55,756

Total Arizona		2,924,990

Arkansas — 0.8%

Education — 0.0% (b)

University of Arkansas Rev., 4.00%, 5/1/2022	30,000	31,980

General Obligation — 0.7%

Bentonville School District No. 6, Construction Series A, GO, 3.00%, 6/1/2022	70,000	70,108

City of Little Rock, Capital Improvement GO, 5.00%, 4/1/2020	15,000	15,049

DeQueen School District No. 17, Construction

Series 2018B, GO, 3.38%, 2/1/2043	150,000	150,295

Series 2018B, GO, 3.50%, 2/1/2045	100,000	100,207

Series 2018B, GO, 3.50%, 2/1/2047	110,000	110,228

Newport Special School District, Subordinate Construction GO, 2.45%, 2/1/2021	330,000	330,587

SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

Springdale School District No. 50 GO, 5.00%, 6/1/2020	500,000	505,100

State of Arkansas, Federal Highway Grant Anticipation GO, GAN, 5.00%, 4/1/2020	45,000	45,148

State of Arkansas, Water, Waste Disposal and Pollution Abatement Facilities Series 2016A, GO, 5.00%, 7/1/2020	25,000	25,346

		1,352,068

Other Revenue — 0.1%

Arkansas Development Finance Authority, Department of Arkansas Heritage Project Rev., 2.25%, 4/1/2020	200,000	200,200

City of Springdale, Sales and Use Tax Rev., 5.00%, 4/1/2020	25,000	25,082

		225,282

Water & Sewer — 0.0% (b)

City of Little Rock, Sewer Rev., 3.00%, 4/1/2020	100,000	100,169

Total Arkansas		1,709,499

California — 1.1%

Education — 0.2%

Los Angeles County Schools Series A-1, Rev., TRAN, 3.00%, 6/1/2020	310,000	311,655

University of California

Series 2013AF, Rev., 5.00%, 5/15/2020	50,000	50,440

Series 2016AT, Rev., 1.40%, 5/15/2021 (c)	125,000	125,435

		487,530

General Obligation — 0.1%

Alta Loma School District, Capital Appreciation Series 1999A, GO, NATL-RE, Zero Coupon, 8/1/2020	50,000	49,815

Burbank Unified School District, Capital Appreciation Series 1997A, GO, NATL-RE, Zero Coupon, 8/1/2020	25,000	24,905

El Camino Healthcare District GO, 5.00%, 8/1/2020	35,000	35,636

Merced Union High School District Series 2011C, GO, Zero Coupon, 8/1/2020	30,000	29,888

State of California, Various Purpose GO, 5.00%, 3/1/2020	145,000	145,000

		285,244

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Hospital — 0.2%

Washington Township Health Care District Series 2015A, Rev., 5.00%, 7/1/2021	275,000	289,435

Housing — 0.0% (b)

Department of Veterans Affairs Veteran’s Farm & Home Purchase Program Series 2012A, Rev., 2.75%, 12/1/2020	45,000	45,653

Other Revenue — 0.2%

California Infrastructure and Economic Development Bank, The J. Paul Getty Trust Rev., (ICE LIBOR USD 3 Month + 0.37%), 1.48%, 4/1/2020 (e)	50,000	50,012

California Statewide Communities Development Authority, Southern California Edison Co. Series 2013B, Rev., 1.90%, 4/1/2020 (c)	305,000	305,223

		355,235

Prerefunded — 0.3%

Contra Costa Transportation Authority, Sales Tax, Limited Tax Series 2012B, Rev., 5.00%, 3/1/2025 (d)	50,000	50,000

Menlo Park City School District GO, Zero Coupon, 7/1/2038 (d)	100,000	32,496

Mesa Water District COP, 5.00%, 3/15/2025 (d)	100,000	100,146

Northern California Power Agency Series 1986A, Rev., AMBAC, 7.50%, 7/1/2023 (d)	215,000	230,067

Twin Rivers Unified School District Series 2014A, GO, Zero Coupon, 8/1/2035 (d)	350,000	165,522

		578,231

Transportation — 0.1%

Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area Series 2014F-2, Rev., 4.00%, 4/1/2020	30,000	30,079

City of Long Beach Harbor Series 2010A, Rev., 4.00%, 5/15/2020 (d)	20,000	20,136

Contra Costa Transportation Authority Series 2012B, Rev., 5.00%, 3/1/2020	30,000	30,000

San Diego County Regional Transportation Commission

Series 2010B, Rev., 4.00%, 4/1/2020	20,000	20,053

		100,268

Water & Sewer — 0.0% (b)

City of Petaluma, Wastewater System Rev., 5.00%, 5/1/2020	35,000	35,248

Total California		2,176,844

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	169

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Colorado — 1.2%

Certificate of Participation/Lease — 0.0% (b)

Regional Transportation District Series 2015A, COP, 5.00%, 6/1/2020	35,000	35,354

State of Colorado Series 2011H, COP, 4.00%, 3/15/2020	50,000	50,053

		85,407

Education — 0.1%

Colorado Educational and Cultural Facilities Authority, Johnson and Wales University Project Series A, Rev., 4.00%, 4/1/2020	55,000	55,118

University of Colorado

Series 2011B, Rev., 5.00%, 6/1/2020	25,000	25,256

Series 2013A, Rev., 5.00%, 6/1/2020	20,000	20,205

		100,579

Hospital — 0.3%

Colorado Health Facilities Authority, Catholic Health Initiatives Series A, Rev., 5.00%, 2/1/2021 (d)	305,000	316,517

Colorado Health Facilities Authority, Covenant Retirement Communities, Inc. Series 2012C, Rev., 5.00%, 12/1/2021	75,000	79,905

University of Colorado Hospital Authority Series 2019C, Rev., 5.00%, 11/15/2024 (c)	150,000	174,801

		571,223

Other Revenue — 0.0% (b)

City of Grand Junction Rev., 5.00%, 3/1/2020	25,000	25,000

Prerefunded — 0.8%

Colorado Health Facilities Authority, Catholic Health Initiatives

Series 2011A, Rev., 5.00%, 2/1/2022 (d)	70,000	72,643

Series 2011A, Rev., 5.00%, 2/1/2026 (d)	195,000	202,363

Series 2009B-1, Rev., 5.00%, 7/1/2027 (d)	5,000	5,544

Series 2011A, Rev., 5.25%, 2/1/2031 (d)	810,000	842,424

Series 2009B-1, Rev., 4.00%, 7/1/2033 (d)	20,000	21,646

Series 2013A, Rev., 5.25%, 1/1/2040 (d)	15,000	16,822

Series 2011A, Rev., 5.00%, 2/1/2041 (d)	55,000	57,077

Series 2013A, Rev., 5.25%, 1/1/2045 (d)	290,000	325,226

		1,543,745

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Utility — 0.0% (b)

Colorado Water Resources and Power Development Authority, Clean Water Series A, Rev., 5.00%, 3/1/2020	50,000	50,000

Water & Sewer — 0.0% (b)

Metro Wastewater Reclamation District Series 2019A, Rev., 5.00%, 4/1/2020	85,000	85,279

Total Colorado		2,461,233

Connecticut — 0.6%

Education — 0.2%

Connecticut State Health and Educational Facilities Authority, Yale University Issue

Series 2010A-3, Rev., 1.80%, 2/9/2021 (c)	60,000	60,506

Series X-2, Rev., 1.80%, 2/9/2021 (c)	225,000	226,899

Series U-1, Rev., 2.00%, 2/8/2022 (c)	180,000	183,719

		471,124

General Obligation — 0.2%

City of Stamford GO, 4.00%, 4/1/2020	50,000	50,127

State of Connecticut Series C, GO, 5.00%, 6/1/2020	165,000	166,683

Town of Glastonbury GO, 4.00%, 5/15/2020	25,000	25,167

Town of Groton Series A, GO, BAN, 2.75%, 4/30/2020	25,000	25,072

Town of Ledyard GO, 5.00%, 7/15/2020	25,000	25,398

		292,447

Hospital — 0.0% (b)

Connecticut State Health and Educational Facilities Authority, Middlesex Hospital Issue Series 2011N, Rev., 5.00%, 7/1/2020	70,000	70,922

Housing — 0.2%

Connecticut Housing Finance Authority Subseries A-1, Rev., 2.35%, 11/15/2020	220,000	222,081

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Series C, Subseries C-1, Rev., 1.80%, 5/15/2020	110,000	110,195

Series A-2, Rev., 2.25%, 5/15/2020	15,000	15,040

Series 2019F-5, Rev., 1.30%, 11/15/2020(c)	60,000	60,039

		407,355

SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Water & Sewer — 0.0% (b)

South Central Connecticut Regional Water Authority Series B, Rev., 4.00%, 8/1/2020	50,000	50,668

Total Connecticut		1,292,516

Delaware — 0.1%

Transportation — 0.1%

Delaware Transportation Authority Rev., 5.00%, 7/1/2020	50,000	50,692

Delaware Transportation Authority, Transportation System Senior Rev., 5.00%, 7/1/2020	55,000	55,761

		106,453

Total Delaware		106,453

District of Columbia — 0.3%

General Obligation — 0.0% (b)

District of Columbia Series 2013A, GO, 5.00%, 6/1/2020	10,000	10,103

Housing — 0.1%

District of Columbia Housing Finance Agency Series 2019B-2, Rev., FHA, 1.70%, 3/1/2023	165,000	167,125

District of Columbia Housing Finance Agency, Parkway Overlook Apartments Rev., 2.00%, 9/1/2020(c)	100,000	100,458

		267,583

Other Revenue — 0.2%

District of Columbia, Deed Tax Series 2010B, Rev., 3.50%, 6/1/2020	15,000	15,097

District of Columbia, Income Tax Series F, Rev., 4.00%, 12/1/2021	35,000	36,967

District of Columbia, Kipp DC Project Series 2017B, Rev., 4.00%, 7/1/2020	250,000	252,313

		304,377

Total District of Columbia		582,063

Florida — 4.5%

Certificate of Participation/Lease —0.2%

Brevard County School District Series C, COP, 5.00%, 7/1/2020	35,000	35,479

Collier County School Board Series 2005A, COP, AGM, 5.25%, 2/15/2021	25,000	26,048

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Certificate of Participation/Lease — continued

Hillsborough County School Board, Master Lease Program Series 2015A, COP, 5.00%, 7/1/2020	45,000	45,615

Palm Beach County School District Series 2014B, COP, 5.00%, 8/1/2020	40,000	40,686

Pasco County School Board Series 2013A, COP, 5.00%, 8/1/2021	50,000	52,897

School Board of Miami-Dade County (The) Series D, COP, 5.00%, 2/1/2021	100,000	103,795

South Florida Water Management District COP, 5.00%, 10/1/2020	30,000	30,725
St. Lucie County School Board Series 2015A, COP, 5.00%, 7/1/2021	30,000	31,636

Walton County District School Board COP, 5.00%, 7/1/2020	75,000	76,025

		442,906

Education —0.4%

Board of Governors State University System of Florida Series 2014A, Rev., 5.00%, 7/1/2020	35,000	35,483

Florida Atlantic University Finance Corp., Student Housing Project Series 2012A, Rev., 4.00%, 7/1/2021	75,000	77,990

Florida Higher Educational Facilities Financial Authority, Nova Southeastern University Project Series 2012A, Rev., 5.00%, 4/1/2020	200,000	200,620

Florida State University Housing Facility Series A, Rev., 5.00%, 5/1/2020	40,000	40,272

Florida State University Parking Facility Series 2014A, Rev., 5.00%, 7/1/2020	50,000	50,691

State of Florida, State Board of Education, Lottery Series 2010E, Rev., 5.00%, 7/1/2020	180,000	182,491

University of Florida Department of Housing and Residence Education Housing System Series 2012A, Rev., 4.00%, 7/1/2020	25,000	25,264

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	171

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Education — continued

Series 2016A, Rev., 5.00%, 7/1/2020	25,000	25,345

Volusia County Educational Facility Authority, Embry-Riddle Aeronautical University, Inc. Project

Series 2015B, Rev., 3.00%, 4/14/2020 (c)	175,000	175,441

		813,597

General Obligation — 0.4%

City of Port Orange

GO, 3.00%, 4/1/2020	50,000	50,083

City of Sarasota

GO, 4.00%, 7/1/2020	10,000	10,106

County of Miami-Dade, Building Better Communities Program

Series 2013A, GO, 5.00%, 7/1/2020	40,000	40,554

County of Miami-Dade, Public Health Trust Program

Series 2016A, GO, 5.00%, 7/1/2021	30,000	31,652

Florida State Board of Education, Public Education Capital Outlay

Series 2015C, GO, 5.00%, 6/1/2020	45,000	45,464

Series A, GO, 5.00%, 6/1/2023	100,000	102,038

Reedy Creek Improvement District

Series 2013A, GO, 5.00%, 6/1/2020	50,000	50,510

Series 2017A, GO, 5.00%, 6/1/2020	190,000	191,938

School Board of Miami-Dade County (The)

GO, 5.00%, 3/15/2020	100,000	100,139

State of Florida, Full Faith and Credit State Board of Education Public Education Capital Outlay

Series 2007H, GO, 5.00%, 6/1/2020	25,000	25,258

Series 2015D, GO, 5.00%, 6/1/2020	70,000	70,723

Series 2016B, GO, 5.00%, 6/1/2020	20,000	20,206

State of Florida, State Board of Education

Series B, GO, 5.00%, 6/1/2020	120,000	121,238

		859,909

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Hospital — 1.4%

Brevard County Health Facilities Authority, Health First, Inc. Project

Series 2014, Rev., 5.00%, 4/1/2021	310,000	323,187

City of Jacksonville, Health Care Facilities, Baptist Health

Series 2019 B, Rev., VRDO, 1.15%, 3/10/2020 (c)	1,400,000	1,400,000

City of Tallahassee Memorial Healthcare, Inc. Project

Series 2016A, Rev., 5.00%, 12/1/2020	20,000	20,554

City of Tampa, H. Lee Moffitt Cancer Center Project

Series 2012B, Rev., 4.00%, 7/1/2020	75,000	75,751

Lee Memorial Health System

Series 2019A-1, Rev., 5.00%, 4/1/2020	65,000	65,205

Miami-Dade County Health Facilities Authority, Miami Children’s Hospital Project

Rev., 4.00%, 8/1/2020	700,000	708,939

Palm Beach County Health Facilities Authority, Lifespace Communities

Series 2015C, Rev., 5.00%, 5/15/2020	110,000	110,779

Sarasota County Public Hospital District

Series 1998B, Rev., NATL-RE, 5.25%, 7/1/2024	130,000	147,282

		2,851,697

Housing — 0.2%

Escambia County Housing Finance Authority, Multicounty Program

Series 2019B, Rev., GNMA COLL, 1.65%, 4/1/2023	100,000	101,475

Miami-Dade County Housing Finance Authority Housing, Liberty Square Phase Two Project

Rev., 1.42%, 5/1/2022(c)	275,000	277,117

Orange County Housing Finance Authority, Willow Key Apartments

Series 2019A, Rev., 1.90%, 4/1/2021(c)	100,000	100,844

		479,436

SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Industrial Development Revenue/Pollution Control Revenue — 0.2%

Florida Department of Environmental Protection

Series 2011B, Rev., 5.00%, 7/1/2020	45,000	45,613

Series 2014-A, Rev., 5.00%, 7/1/2020	20,000	20,272

Series 2015A, Rev., 5.00%, 7/1/2020	30,000	30,408

Series 2011B, Rev., 5.00%, 7/1/2021	100,000	105,535

Series 2014-A, Rev., 5.00%, 7/1/2021	20,000	21,107

Florida Department of Environmental Protection, Everglades Restoration

Series 2017A, Rev., 5.00%, 7/1/2020	45,000	45,613

State of Florida, Department of Environmental Protection

Series A, Rev., 5.00%, 7/1/2020	35,000	35,476

		304,024

Other Revenue — 0.6%

City of Cape Coral

Rev., 5.00%, 10/1/2020	50,000	51,205

City of Gulf Breeze, Local Government Loan Program, Remarketing

Series 1985J, Rev., 4.50%, 12/1/2020	200,000	205,282

City of Tallahassee

Rev., 5.00%, 10/1/2020	270,000	276,585

County of Broward, Half-Cent Sales Tax

Series A, Rev., 5.00%, 10/1/2020	40,000	40,976

County of Charlotte

Rev., 4.00%, 10/1/2020	25,000	25,459

County of Collier

Series 2010B, Rev., 5.00%, 10/1/2021	30,000	31,991

County of Miami-Dade

Series A, Rev., 5.00%, 4/1/2021	125,000	130,636

County of Miami-Dade, Capital Asset Acquisition Refunding

Series 2017A, Rev., 5.00%, 4/1/2020	60,000	60,196

County of Okaloosa, Sales Tax

Rev., 4.00%, 10/1/2020	55,000	56,025

County of Palm Beach, Public Improvement

Rev., 5.00%, 6/1/2020	20,000	20,206

Orange County Convention Center

Rev., 5.00%, 10/1/2021	85,000	90,641

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Other Revenue — continued

State of Florida Lottery

Series 2010F, Rev., 5.00%, 7/1/2020	50,000	50,692

Series 2012A, Rev., 5.00%, 7/1/2020	10,000	10,138

Series 2014A, Rev., 5.00%, 7/1/2020	90,000	91,246

		1,141,278

Prerefunded — 0.5%

Capital Trust Agency Inc., Alexander Apartments Project

Series 2011A, Rev., 6.00%, 7/1/2027 (d)	340,000	360,879

Capital Trust Agency, Inc., Mission Springs Apartments Project

Series A, Rev., 4.25%, 12/1/2042 (d)	295,000	335,327

City of Orlando

Series 2010C, Rev., 4.00%, 10/1/2023 (d)	50,000	50,926

County of Miami-Dade, Aviation

Series 2010A-1, Rev., 5.38%, 10/1/2035 (d)	80,000	82,114

JEA Electric System

Series 3-C, Rev., 3.25%, 10/1/2021 (d)	25,000	25,048

Series B, Rev., 4.00%, 10/1/2022(d)	75,000	75,187

JEA Water and Sewer System

Series 2010E, Rev., 5.00%, 10/1/2021 (d)	125,000	125,409

Series 2010A, Rev., 5.00%, 10/1/2022 (d)	50,000	50,161

		1,105,051

Transportation — 0.5%

Florida’s Turnpike Enterprise, Department of Transportation

Series A, Rev., 5.00%, 7/1/2020	30,000	30,417

Miami-Dade County Expressway Authority, Toll System

Series 2013A, Rev., 5.00%, 7/1/2020	180,000	182,360

Series 2014B, Rev., 5.00%, 7/1/2020	185,000	187,425

Series 2014B, Rev., 5.00%, 7/1/2022	340,000	370,230

Orlando-Orange County Expressway Authority

Series 2013B, Rev., 5.00%, 7/1/2020	55,000	55,746

State of Florida, Department of Transportation Turnpike System

Series 2012A, Rev., 5.00%, 7/1/2020	45,000	45,626

Series 2017A, Rev., 5.00%, 7/1/2020	50,000	50,696

		922,500

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	173

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Utility — 0.1%

City of Palm Coast, Utility System

Rev., 5.00%, 10/1/2020	25,000	25,595

City of Tallahassee, Energy System

Rev., 5.00%, 10/1/2020	110,000	112,651

Rev., 5.00%, 10/1/2021	35,000	37,294

Orlando Utilities Commission, Utilities Commission

Series 2017A, Rev., 3.00%, 10/1/2020 (c)	50,000	50,627

Seacoast Utility Authority

Series 2016A, Rev., 5.00%, 3/1/2020	25,000	25,000

St. Johns River Power Park

Series 26, Rev., 5.00%, 10/1/2020 (d)	25,000	25,600

		276,767

Water & Sewer — 0.0% (b)

County of Lee

Series 2013B, Rev., 5.00%, 10/1/2022	35,000	38,649

Total Florida		9,235,814

Georgia — 0.9%

General Obligation — 0.0% (b)

Clarke County School District, Sales Tax

GO, 5.00%, 9/1/2021	30,000	31,882

Douglas County School District

GO, 4.00%, 4/1/2020	25,000	25,062

		56,944

Hospital — 0.0% (b)

Floyd County Hospital Authority, Medical Center Project Rev., RAN, GTD, 5.00%, 7/1/2020	35,000	35,463

Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System Project Rev., RAN, 5.00%, 8/1/2021	50,000	52,672

		88,135

Housing — 0.1%

Lawrenceville Building Authority

Rev., 5.00%, 4/1/2020	25,000	25,081

South Regional Joint Development Authority, Auxiliary Service Real Estate

Rev., 5.00%, 8/1/2020	85,000	86,451

		111,532

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Fulton County Development Authority

Series A, Rev., 4.00%, 5/1/2021	200,000	207,356

Other Revenue — 0.0% (b)

City of Atlanta, Water and Wastewater

Series 2018B, Rev., 5.00%, 11/1/2020	25,000	25,698

Prerefunded — 0.0% (b)

County of Columbia, Water and Sewer

Rev., 5.00%, 6/1/2022 (d)	20,000	20,203

Utility — 0.7%

Main Street Natural Gas, Inc., Gas Supply

Series 2019B, Rev., 4.00%, 6/1/2022	450,000	480,208

Series 2019B, Rev., 4.00%, 12/1/2022	345,000	373,242

Series 2019B, Rev., 4.00%, 6/1/2023	240,000	262,920

Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 9/1/2023 (c)	90,000	99,081

Series 2018C, Rev., 4.00%, 12/1/2023 (c)	65,000	71,955

Valdosta Housing Authority, Brown Rural Development Portfolio Project

Rev., 2.25%, 12/1/2020 (c)	100,000	100,857

		1,388,263

Total Georgia		1,898,131

Hawaii — 0.0% (b)

Water & Sewer — 0.0% (b)

City and County Honolulu, Wastewater System

Series A, Rev., 5.00%, 7/1/2020	30,000	30,412

Idaho — 0.1%

Transportation — 0.1%

Idaho Housing and Finance Association, Federal Highway Trust Fund

Series 2019A, Rev., GRAN, 5.00%, 7/15/2020	195,000	197,933

Illinois — 3.7%

General Obligation — 0.7%

Cook County School District No. 81 Schiller Park, School Bonds

GO, 4.00%, 12/1/2021	80,000	84,268

Lake County Forest Preserve District

Series 2007A, GO, (ICE LIBOR USD 3 Month + 0.48%), 1.75%, 3/15/2020 (e)	50,000	50,059

SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

Lake County Township High School District No. 121 Series 2016A, GO, 3.00%, 1/1/2024 (d)	370,000	400,040

Village of McCook

Series 2019A, GO, AGM, 4.00%, 12/1/2020	100,000	101,902

Series 2019A, GO, AGM, 4.00%, 12/1/2021	135,000	140,954

Village of Midlothian

GO, AGM, 4.00%, 1/1/2022 (f)	15,000	15,719

GO, AGM, 4.00%, 1/1/2023 (f)	15,000	16,099

GO, AGM, 4.00%, 1/1/2024 (f)	70,000	76,867

GO, AGM, 4.00%, 1/1/2025 (f)	40,000	44,869

Village of Rantoul

GO, 4.00%, 1/1/2025	350,000	389,519

		1,320,296

Hospital — 0.2%

Illinois Finance Authority, Ann and Robert H Lurie Children’s Hospital Obligated Group Rev., 5.00%, 8/15/2020	10,000	10,187

Illinois Finance Authority, Ascension Health Alliance Senior Credit Group Series E-2, Rev., 1.75%, 4/1/2021 (c)	100,000	100,812

Illinois Finance Authority, Palos Community Hospital Series 2010C, Rev., 5.00%, 5/15/2020	200,000	201,550

Illinois Finance Authority, Silver Cross Hospital and Medical Centers Series C, Rev., 5.00%, 8/15/2021	60,000	63,197

Illinois Finance Authority, Unitypoint Health

Series 2016, Rev., 5.00%, 2/15/2024	90,000	104,013

		479,759

Housing — 0.1%

Illinois Housing Development Authority, Multi-Family Housing

Rev., 2.31%, 9/1/2020 (c)	185,000	185,945

Other Revenue — 2.1%

Metropolitan Pier and Exposition Authority, Expansion Project

Series 2010B-1, Rev., AGM, 5.00%, 6/15/2050	510,000	516,074

Series 2010B-2, Rev., 5.00%, 6/15/2050	50,000	50,588

Series 2010B-2, Rev., 5.20%, 6/15/2050	340,000	344,192

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Other Revenue — continued

Series 2010B-2, Rev., 5.25%, 6/15/2050	185,000	187,331

Series 2010A, Rev., 5.50%, 6/15/2050	610,000	618,034

Railsplitter Tobacco Settlement Authority

Rev., 5.25%, 6/1/2020	385,000	388,881

Rev., 5.25%, 6/1/2021	130,000	136,614

State of Illinois Rev., 4.00%, 6/15/2020	45,000	45,320

Tender Option Bond Trust Receipts/Certificates

Series 2020-XF0878, Rev., VRDO, LIQ: Royal Bank of Canada, 1.30%, 3/10/2020 (c) (g)	2,130,000	2,130,000

		4,417,034

Prerefunded — 0.1%

Cook County School District No. 144 Prairie Hills, School Bonds

Series 2010A, GO, AGM, 5.00%, 12/1/2025 (d)	100,000	103,087

Macoupin County Community Unit School District No. 7 Gillespie, School Building

GO, AGC, 6.00%, 12/1/2032 (d)	50,000	54,503

		157,590

Transportation — 0.0% (b)

Regional Transportation Authority

Series B, Rev., NATL-RE, 5.50%, 6/1/2020	45,000	45,500

Utility — 0.5%

City of Springfield, Senior Lien Electric

Rev., 5.00%, 3/1/2020	60,000	60,000

Illinois Finance Authority, Prairie Power Inc.

Series A, Rev., 1.75%, 5/6/2020 (c)	940,000	941,100

		1,001,100

Total Illinois		7,607,224

Indiana — 7.8%

Education — 1.7%

2004 Plainfield Community High School Building Corp. Rev., 2.00%, 1/15/2021	30,000	30,295

Ball State University, Housing and Dining System Rev., 5.00%, 7/1/2020	20,000	20,273

Crothersville 2000 School Building Corp. Rev., AMBAC, 5.00%, 7/15/2021	155,000	161,474

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	175

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Education — continued

East Porter County School Building Corp.

Rev., 4.00%, 7/15/2020	125,000	126,441

Hamilton Southeastern Consolidated School Building Corp., First Mortgage

Series B, Rev., 5.00%, 7/15/2022	35,000	38,371

Jennings County School Building Corp., First Mortgage Series 2019A, Rev., 2.00%, 1/15/2021	90,000	90,844

Series 2019B, Rev., 3.00%, 1/15/2021	15,000	15,270

Series 2019B, Rev., 3.00%, 7/15/2021	50,000	51,416

Series 2019A, Rev., 2.00%, 1/15/2022	90,000	91,812

Series 2019B, Rev., 3.00%, 1/15/2022	40,000	41,543

Series 2019A, Rev., 2.00%, 1/15/2023	60,000	61,451

MSD of Wabash County Multi-School Building Corp., Ad Valorem Property Tax First Mortgage

Rev., 3.40%, 7/15/2022	25,000	25,775

Pike Township Multi-School Building Corp., First Mortgage

Rev., 5.00%, 1/15/2024	320,000	367,872

Rev., 5.00%, 7/15/2024	350,000	408,810

Rev., 5.00%, 1/15/2025	335,000	397,049

South Bend Community School Corp.

Rev., 4.00%, 7/15/2022	30,000	32,181

Southeast Dubois County School Building Corp., First Mortgage

Series 2012A, Rev., 3.00%, 7/15/2022	640,000	666,099

Union Township School Corp.

Rev., 2.00%, 12/31/2020	900,000	906,426

Valparaiso Multi-Schools Building Corp., Unlimited Ad Valorem Property Tax First Mortgage Rev., 5.00%, 7/15/2020	25,000	25,380

West Clark 2000 School Building Corp., Valorem Property Tax First Mortgage Rev., 5.00%, 7/15/2020	25,000	25,375

		3,584,157

General Obligation — 0.5%

Lafayette School Corp.

GO, 4.00%, 7/15/2020	545,000	550,439

GO, 4.00%, 1/15/2021	425,000	434,813

		985,252

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Hospital — 1.4%

Indiana Finance Authority, Health Obligation Series H, Rev., 1.65%, 7/1/2022 (c)	1,000,000	1,011,220

Indiana Finance Authority, Parkview Health

Series 2017A, Rev., 5.00%, 11/1/2020	35,000	35,948

Indiana Finance Authority, University Health Obligated Group

Series E, Rev., VRDO, LOC: Bank of America NA, 1.14%, 3/10/2020 (c)	410,000	410,000

Indiana Finance Authority, University Health Obligation Group

Series 2011N, Rev., 5.00%, 3/1/2020	675,000	675,000

Indiana Health and Educational Facilities Financing Authority, Ascension Senior Credit Group

Series A-10, Rev., 1.50%, 5/1/2020 (c)	220,000	220,205

Series B-3, Rev., 1.75%, 11/2/2021 (c)	100,000	101,267

Indiana Health Facility Financing Authority, Ascension Health Credit Group

Rev., 1.37%, 5/1/2020 (c)	410,000	410,299

		2,863,939

Housing — 2.5%

City of Indianapolis, Brookhaven at County Line Apartments Project

Series 2018A, Rev., VRDO, LOC: U.S. Bank NA, 1.22%, 3/2/2020 (c)	4,200,000	4,200,000

Greater Clark Building Corp., First Mortgage

Rev., 4.00%, 7/15/2020	50,000	50,534

Indiana Housing and Community Development Authority, Single Family Mortgage

Series 2017B-3, Rev., VRDO, GNMA/FNMA/FHLMC COLL, 1.36%, 3/2/2020 (c)	960,000	960,000

		5,210,534

Other Revenue — 1.0%

Fort Wayne Redevelopment Authority Lease Rental

Rev., 4.00%, 2/1/2022	50,000	52,959

Hammond Local Public Improvement Bond Bank

Series 2020A, Rev., 2.25%, 6/30/2020	485,000	486,009

Series 2020A, Rev., 2.38%, 12/31/2020	1,375,000	1,383,154

Indiana Finance Authority

Series 2017A, Rev., 4.00%, 6/1/2020	60,000	60,472

SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Other Revenue — continued

Indianapolis Local Public Improvement Bond Bank Series 2014C, Rev., 4.00%, 2/1/2022	25,000	26,509

		2,009,103

Utility — 0.7%

City of Rockport, Michigan Power Company Project Series D, Rev., 2.05%, 6/1/2021 (c)	1,400,000	1,414,952

Indiana Municipal Power Agency, Power Supply System Series 2014A, Rev., 5.00%, 1/1/2021	20,000	20,686

		1,435,638

Water & Sewer — 0.0% (b)

City of Lafayette, Sewage Works

Rev., 5.00%, 7/1/2022	25,000	27,332

Total Indiana		16,115,955

Iowa — 0.8%

Education — 0.0% (b)

Iowa City Community School District

Rev., 5.00%, 6/1/2020	20,000	20,200

Iowa State University of Science and Technology, Academic Building

Series I.S.U, Rev., 3.13%, 7/1/2020	65,000	65,500

		85,700

General Obligation — 0.2%

City of Ames

Series 2016A, GO, 5.00%, 6/1/2020	55,000	55,566

Series 2017A, GO, 5.00%, 6/1/2020	30,000	30,309

City of Ankeny

Series 2014B, GO, 5.00%, 6/1/2020	45,000	45,464

City of Clive

Series 2012A, GO, 2.00%, 6/1/2020	75,000	75,067

City of Davenport

Series 2017C, GO, 5.00%, 6/1/2020	25,000	25,254

City of Iowa City

Series 2016A, GO, 3.00%, 6/1/2020	10,000	10,054

City of West Des Moines, Urban Renewal

Series 2018C, GO, 5.00%, 6/1/2020	25,000	25,258

County of Dallas

Series 2018A, GO, 3.00%, 6/1/2020	10,000	10,054

Waukee Community School District

GO, 5.00%, 6/1/2020	105,000	106,078

Series 2016B, GO, 5.00%, 6/1/2020	25,000	25,257

Series 2014C, GO, 5.00%, 6/1/2021	40,000	42,086

		450,447

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Hospital — 0.0% (b)

Iowa Finance Authority, Genesis Health System Rev., 5.00%, 7/1/2020	15,000	15,193

Iowa State Board of Regents, University of Iowa Hospitals and Clinics

Rev., 4.00%, 9/1/2020	25,000	25,399

		40,592

Other Revenue — 0.6%

Iowa Finance Authority

Series 2019E, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 1.12%, 3/10/2020 (c)	1,150,000	1,150,000

Total Iowa		1,726,739

Kansas — 0.2%

General Obligation — 0.1%

City of Lawrence, Temporary Notes

Series I, GO, 2.00%, 5/1/2021	120,000	120,223

City of Olathe

Series 220, GO, 4.00%, 7/1/2020	25,000	25,265

City of Wichita

Series 811, GO, 5.00%, 6/1/2020	45,000	45,464

		190,952

Hospital — 0.0% (b)

Kansas Development Finance Authority, Department of Health and Environment

Rev., 5.00%, 3/1/2020	25,000	25,000

Other Revenue — 0.1%

Kansas Development Finance Authority

Series 2013B, Rev., 5.00%, 5/1/2020	180,000	181,195

Utility — 0.0% (b)

Wyandotte County-Kansas City Unified Government, Kansas International Speedway Corp. Project

Rev., 5.00%, 12/1/2020	20,000	20,612

Total Kansas		417,759

Kentucky — 3.1%

Education — 0.1%

Jefferson County School District Finance Corp., School Building Refunding

Series 2013A, Rev., 2.00%, 6/1/2020	10,000	10,029

Murray State University, General Receipts

Series 2011B, Rev., 3.75%, 9/1/2021	110,000	111,198

University of Louisville

Series 2016F, Rev., 5.00%, 3/1/2020	15,000	15,000

		136,227

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	177

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — 0.3%

City of Bowling Green

Series 2016C, GO, 4.00%, 6/1/2020	100,000	100,789

Series 2016C, GO, 4.00%, 6/1/2021	50,000	51,996

County of Kenton

Series B, GO, 5.00%, 10/1/2020	315,000	322,683

Series B, GO, 5.00%, 10/1/2021	215,000	229,233

		704,701

Hospital — 0.0% (b)

Louisville/Jefferson County Metropolitan Government, Health System, Norton Healthcare, Inc.

Series 2016A, Rev., 5.00%, 10/1/2020	50,000	51,173

Housing — 0.1%

Kentucky Housing Corp., Westminster Village Project

Series 2019, Rev., 2.00%, 4/1/2021 (c)	200,000	201,794

Other Revenue — 2.4%

Kentucky Association of Counties Finance Corp.

Series C, Rev., 3.25%, 2/1/2021	50,000	51,003

RBC Municipal Products, Inc. Trust, Floater Certificates

Series G-116, Rev., VRDO, LOC: Royal Bank of Canada, 1.35%, 3/10/2020 (c) (g)	5,000,000	5,000,000

		5,051,003

Prerefunded — 0.1%

Kentucky Economic Development Finance Authority, Catholic Health Initiatives

Series 2013A, Rev., 5.25%, 1/1/2045 (d)	100,000	111,998

Louisville/Jefferson County Metropolitan Government, Catholic Health Initiatives

Series 2012A, Rev., 4.00%, 12/1/2031 (d)	10,000	10,666

Louisville/Jefferson County Metropolitan Government, St. Luke Health System

Series 2012A, Rev., 5.00%, 12/1/2035 (d)	15,000	16,332

		138,996

Water & Sewer — 0.1%

Kentucky Rural Water Finance Corp., Public Projects Construction Notes

Series 2019E-1, Rev., 1.45%, 6/1/2021	200,000	200,458

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Water & Sewer — continued

Louisville & Jefferson County Metropolitan Sewer District

Series 2016C, Rev., 5.00%, 5/15/2020	40,000	40,334

		240,792

Total Kentucky		6,524,686

Louisiana — 0.3%

General Obligation — 0.1%

Ascension Parish School Board

GO, 4.00%, 3/1/2020	25,000	25,000

Bossier Parish School Board

GO, 4.00%, 3/1/2020	30,000	30,000

Iberia Parishwide School District

Series 2014A, GO, 5.00%, 3/1/2020	25,000	25,000

Lafourche Parish School Board

GO, 4.00%, 3/1/2020	25,000	25,000

St. Tammany Parish Wide School District No. 12

Series 2017A, GO, 3.00%, 3/1/2020	50,000	50,000

GO, 5.00%, 3/1/2020	20,000	20,000

Terrebonne Parish Consolidated Government

GO, 5.00%, 3/1/2020	20,000	20,000

		195,000

Other Revenue — 0.1%

City of Lafayette

Series 2018A, Rev., 5.00%, 3/1/2020	30,000	30,000

City of Lafayette, Public Improvement Sales Tax

Rev., 5.00%, 5/1/2020	25,000	25,168

Louisiana Local Government Environmental Facilities and Community Development Authority, Bossier City Project

Rev., 5.00%, 6/1/2020	25,000	25,248

Louisiana Local Government Environmental Facilities and Community Development Authority, Livingston Parish Road

Rev., 4.00%, 3/1/2020	85,000	85,000

Louisiana Public Facilities Authority, Hurricane Recovery Program

Rev., 5.00%, 6/1/2020	15,000	15,153

St. Tammany Parish Sales Tax District No. 3

Rev., 4.00%, 6/1/2020	20,000	20,158

State of Louisiana, Gas and Fuels Tax

Series 2010B, Rev., 5.00%, 5/1/2020	40,000	40,271

		240,998

SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Prerefunded — 0.0% (b)

State of Louisiana, Gas and Fuels Tax Series B, Rev., 5.00%, 5/1/2030 (d)	20,000	20,136

Utility — 0.1%

Louisiana Local Government Environmental Facilities and Community Development Authority, Parish of East Baton Rouge Road Improvements Project Rev., 5.00%, 8/1/2020	65,000	66,082

Total Louisiana		522,216

Maine — 0.0% (b)

General Obligation — 0.0% (b)

City of Lewiston Series 2013B, GO, 2.00%, 4/1/2020	20,000	20,018

Transportation — 0.0% (b)

Maine Municipal Bond Bank, Transportation Infrastructure Series 2011A, Rev., 5.00%, 9/1/2020	20,000	20,418

Total Maine		40,436

Maryland — 0.5%

Education — 0.0% (b)

Maryland Stadium Authority, Baltimore City Public Schools Rev., 5.00%, 5/1/2020	25,000	25,167

University System of Maryland Series 2017B, Rev., 5.00%, 4/1/2020	25,000	25,083

		50,250

General Obligation — 0.3%

City of Rockville Series 2017A, GO, 4.00%, 6/1/2020	30,000	30,239

County of Anne Arundel, Consolidated General Improvements GO, 5.00%, 4/1/2020	40,000	40,132

County of Anne Arundel, Water and Sewer

GO, 4.00%, 4/1/2020	60,000	60,152

County of Baltimore GO, BAN, 4.00%, 3/19/2020	150,000	150,223

County of Prince George’s, Public Improvement

Series 2013B, GO, 4.00%, 3/1/2020	40,000	40,000

Series 2013A, GO, 5.00%, 3/1/2020	175,000	175,000

Series 2019A, GO, 5.00%, 7/15/2020	25,000	25,390

County of Queen Anne’s, Public Facilities GO, 4.00%, 4/1/2020	25,000	25,063

County of Wicomico, Public Improvement GO, 5.00%, 11/1/2020	25,000	25,703

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — continued

State of Maryland, State and Local Facilities Loan Series 2015A, GO, 5.00%, 3/1/2020	25,000	25,000

		596,902

Other Revenue — 0.0% (b)

Maryland Environmental Service, Mid-Shore II Regional Landfill Project Rev., 3.00%, 11/1/2020	80,000	81,195

Prerefunded — 0.1%

Maryland Health and Higher Educational Facilities Authority, Doctors Community Hospital Rev., 5.75%, 7/1/2038 (d)	50,000	50,811

State of Maryland, State and Local Facilities Loan GO, 4.00%, 3/15/2021 (d)	140,000	140,153

		190,964

Transportation — 0.1%

Maryland Community Development Administration Local Government Infrastructure Series A-2, Rev., 2.65%, 6/1/2020	40,000	40,174

Maryland State Transportation Authority Rev., 5.00%, 7/1/2020	25,000	25,348

Maryland State Transportation Authority, Transportation Facilities Projects Rev., 5.00%, 7/1/2020	50,000	50,697

		116,219

Water & Sewer — 0.0% (b)

City of Baltimore, Water Projects Series 2013A, Rev., 5.00%, 7/1/2022	25,000	27,411

Maryland Water Quality Financing Administration Bay Restoration Rev., 5.00%, 3/1/2020	15,000	15,000

Maryland Water Quality Financing Administration Revolving Loan Fund Series 2014, Rev., 5.00%, 3/1/2020	25,000	25,000

		67,411

Total Maryland		1,102,941

Massachusetts — 2.3%

Education — 0.6%

Massachusetts Development Finance Agency, Boston college Series 2013S, Rev., 5.00%, 7/1/2020	25,000	25,352

Massachusetts State College Building Authority Series 2003B, Rev., AGC, Zero Coupon, 5/1/2020	100,000	99,847

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	179

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Education — continued

University of Massachusetts Building Authority Series 2, Rev., 5.00%, 11/1/2020	25,000	25,696

University of Massachusetts Building Authority, Senior Lien Series 2011-1, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.10%, 3/10/2020 (c)	1,115,000	1,115,000

		1,265,895

General Obligation — 1.1%

City of Beverly, Municipal Purpose Loan GO, 4.00%, 9/1/2020	10,000	10,165

City of Boston

Series 2016A, GO, 5.00%, 3/1/2020	65,000	65,000

Series 2017B, GO, 5.00%, 3/1/2020	25,000	25,000

Series 2011B, GO, 5.00%, 4/1/2020	20,000	20,068

Series 2012A, GO, 5.00%, 4/1/2020	25,000	25,084

Series 2017A, GO, 5.00%, 4/1/2020	20,000	20,067

City of Greenfield, Qualified Municipal Purpose Loan of 2014 GO, 5.00%, 3/1/2020	25,000	25,000

City of Somerville, Municipal Purpose Loan GO, 5.00%, 6/1/2020	20,000	20,211

Commonwealth of Massachusetts Series 2016A, GO, 5.00%, 3/1/2020	35,000	35,000

Commonwealth of Massachusetts, Consolidated Loan of 2013 Series 2013A, GO, 5.00%, 4/1/2020	25,000	25,083

Greater Lawrence Regional Vocational Technical High School District, State Qualified Refunding GO, 3.00%, 3/1/2020	15,000	15,000

Greater Lawrence Sanitation District GO, BAN, 2.00%, 8/7/2020	1,754,999	1,760,615

Town of Ashland, Municipal Purpose Loan of 2014 GO, 5.00%, 5/15/2020	25,000	25,216

Town of Bellingham GO, 4.00%, 3/15/2020	30,000	30,033

Town of Braintree GO, 4.00%, 5/15/2020	40,000	40,266

Town of Dartmouth GO, 4.00%, 4/15/2020	20,000	20,078

Town of Georgetown GO, 4.00%, 5/1/2020	20,000	20,105

Town of Longmeadow, Municipal Purpose Loan GO, 2.00%, 3/1/2020	30,000	30,000

Town of Marshfield Series A, GO, 5.00%, 6/15/2020	25,000	25,306

Town of Medfield, Municipal Purpose Loan GO, 5.00%, 5/15/2020	20,000	20,173

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — continued

Town of Natick, Municipal Purpose Loan GO, 4.00%, 4/15/2020	35,000	35,137

Town of Southborough, Municipal Purpose Loan GO, 5.00%, 5/15/2020	20,000	20,173

Town of Westwood, Municipal Purpose Loan GO, 4.00%, 3/1/2020	25,000	25,000

		2,337,780

Hospital — 0.3%

Massachusetts Development Finance Agency, Partners Healthcare System Series 2017S, Rev., (SIFMA Municipal Swap Index Yield + 0.50%), 1.65%, 3/10/2020 (e)	250,000	250,403

Massachusetts Development Finance Agency, Umass Memorial Health Care Obligated Group Series I, Rev., 5.00%, 7/1/2022	245,000	267,613

		518,016

Housing — 0.1%

Massachusetts Development Finance Agency, Multi-Family Housing Rev., 1.39%, 2/1/2022 (c)	84,000	84,621

Massachusetts Housing Finance Agency, Multi-Family, Chestnut Park, Project Series 2018A, Rev., 2.40%, 12/1/2021 (c)	100,000	102,137

		186,758

Other Revenue — 0.1%

Massachusetts Development Finance Agency, Commonwealth Contract Assistance

Series 2015A, Rev., 2.00%, 5/1/2020	50,000	50,093

Series 2019A, Rev., 5.00%, 5/1/2020	255,000	256,706

		306,799

Prerefunded — 0.0% (b)

Massachusetts Development Finance Agency, Medical Center Series I, Rev., 6.25%, 1/1/2027 (d)	50,000	52,269

Transportation — 0.1%

Commonwealth of Massachusetts Federal Highway, Accelerated Bridge Program

Series 2013A, Rev., GAN, 5.00%, 6/15/2020	25,000	25,299

Series 2014A, Rev., GAN, 5.00%, 6/15/2020	20,000	20,240

SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Transportation — continued

Massachusetts Bay Transportation Authority, Mass Sales Tax Series 2003A, Rev., 5.25%, 7/1/2020	20,000	20,291

Massachusetts Bay Transportation Authority, Sales Tax Series 2010C, Rev., 5.00%, 7/1/2020	55,000	55,756

		121,586

Total Massachusetts		4,789,103

Michigan — 2.3%

Education — 0.0% (b)

Michigan Strategic Fund, Facility For Rare Isotope Beams Project At Michigan State University Rev., 5.00%, 3/1/2020	50,000	50,000

General Obligation — 0.6%

Algonac Community Schools GO, Q-SBLF, 4.00%, 5/1/2020	100,000	100,487

Anchor Bay School District GO, Q-SBLF, 3.13%, 5/1/2020	50,000	50,181

Ann Arbor School District GO, Q-SBLF, 5.00%, 5/1/2020	40,000	40,272

Brighton Area School District, School Building and Site Series III, GO, Q-SBLF, 5.00%, 5/1/2020	10,000	10,066

Chelsea School District, School Building and Site Series 2018D, GO, Q-SBLF, 4.00%, 5/1/2020	15,000	15,076

Chippewa Valley Schools Series 2016B, GO, Q-SBLF, 5.00%, 5/1/2020	30,000	30,202

City of Grand Rapids, Limited Tax GO, 5.00%, 5/1/2020	40,000	40,266

County of Kent GO, 5.00%, 1/1/2021	110,000	113,821

Jackson College, Limited Tax GO, 2.00%, 5/1/2020	50,000	50,090

Jackson Public Schools, Unlimited Tax GO, Q-SBLF, 3.75%, 5/1/2031	55,000	55,257

Kalamazoo Public Schools, Unlimited Tax Series 2016B, GO, 3.00%, 5/1/2020	15,000	15,053

Kentwood Public Schools GO, 2.13%, 5/1/2020	200,000	200,414

Mount Pleasant School District, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2020	25,000	25,127

Novi Community School District, School Building and Site Bonds

Series I, GO, 4.00%, 5/1/2020	20,000	20,104

Series I, GO, 4.00%, 5/1/2021	25,000	25,931

Plainwell Community Schools District GO, Q-SBLF, 3.00%, 5/1/2020	50,000	50,173

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — continued

Rochester Community School District Series I, GO, 5.00%, 5/1/2020	30,000	30,199

Romulus Community Schools, Capital Appreciation GO, NATL-RE, Q-SBLF, Zero Coupon, 5/1/2020	200,000	199,678

Schoolcraft Community College District GO, 3.00%, 5/1/2024	115,000	123,704

Troy School District, School Building and Site GO, Q-SBLF, 5.00%, 5/1/2020	25,000	25,170

Wayland Union School District Series 2016A, GO, Q-SBLF, 5.00%, 5/1/2020	10,000	10,067

Webberville Community Schools, Unlimited Tax Series A, GO, Q-SBLF, 4.00%, 5/1/2020	75,000	75,373

		1,306,711

Hospital — 0.4%

Kalamazoo Hospital Finance Authority, Bronson Healthcare Group, Inc. Rev., 3.00%, 5/15/2020	35,000	35,138

Michigan Finance Authority, Bronson Healthcare Group, Inc. Series B, Rev., 3.50%, 11/15/2022 (c)	230,000	244,265

Michigan Finance Authority, Henry Ford Health System Rev., 5.00%, 11/15/2020	120,000	123,278

Michigan State Hospital Finance Authority, Ascension Health Series 2010 F-1, Rev., 4.00%, 6/1/2023 (c)	50,000	54,775

Michigan State Hospital Finance Authority, Ascension Health Senior Credit Group Series F-5, Rev., 2.40%, 3/15/2023 (c)	240,000	249,425

Royal Oak Hospital Finance Authority, William Beaumont Hospital Obligated Group Series 2014D, Rev., 5.00%, 9/1/2020	25,000	25,507

		732,388

Housing — 0.1%

Kent County Building Authority Rev., 4.00%, 6/1/2020	55,000	55,431

Michigan State Building Authority, Facilities Program Series I-A, Rev., 5.00%, 10/15/2020	95,000	97,437

		152,868

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Michigan Strategic Fund, The Detroit Edison Company Pollution Control Bonds Project Series CC, Rev., 1.45%, 9/1/2021 (c)	50,000	50,140

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	181

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Other Revenue — 1.1%

Macomb County Building Authority Rev., 4.00%, 3/1/2020	250,000	250,000

Michigan Finance Authority

Series 2016C-3, Rev., 5.00%, 4/1/2020	100,000	100,302

Rev., 5.00%, 10/1/2020	25,000	25,598

Michigan State Building Authority, Facilities Program

Series 2015I, Rev., 5.00%, 4/15/2020	80,000	80,388

Series I, Rev., 5.00%, 4/15/2021	100,000	104,636

Muskegon Local Development Finance Authority, Limited Tax Rev., AGM, 3.00%, 11/1/2022	50,000	51,259

State of Michigan Rev., GAN, 5.00%, 3/15/2020	1,750,000	1,752,432

		2,364,615

Prerefunded — 0.0% (b)

Byron Center Public Schools GO, AGM, Q-SBLF, 3.50%, 5/1/2022 (d)	25,000	25,107

Transportation — 0.1%

Wayne County Airport Authority, Junior Lien Series 2017A, Rev., 5.00%, 12/1/2020	100,000	103,057

Utility — 0.0% (b)

Lansing Board of Water and Light, Utility Systems Series 2011A, Rev., 3.50%, 7/1/2020	25,000	25,218

Water & Sewer — 0.0% (b)

Michigan Finance Authority, Revolving Fund Cleanwater Series 2011, Rev., 5.00%, 10/1/2020	40,000	40,957

Total Michigan		4,851,061

Minnesota — 1.3%

Certificate of Participation/Lease — 0.4%

Duluth Independent School District No. 709

Series 2019C, COP, 5.00%, 2/1/2022	130,000	139,459

Series A, COP, 5.00%, 2/1/2022	200,000	214,552

Minnetonka Independent School District No. 276

Series E, COP, 3.00%, 10/1/2021	155,000	160,236

Series E, COP, 3.00%, 10/1/2022	85,000	89,628

Series E, COP, 4.00%, 10/1/2023	115,000	127,559

		731,434

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — 0.0% (b)

Metropolitan Council Series 2012C, GO, 4.00%, 3/1/2020	50,000	50,000

State of Minnesota, Trunk Highway Series E, GO, 5.00%, 8/1/2020	35,000	35,612

		85,612

Housing — 0.4%

City of Maplewood, Maple Pond Apartments Project Series 2018A, Rev., 2.20%, 4/1/2020 (c)	485,000	485,446

Housing and Redevelopment Authority of The City of St. Paul Minnesota, Healthpartners Obligated Group Series 2015A, Rev., 5.00%, 7/1/2020	100,000	101,347

Housing and Redevelopment Authority of The City of St. Paul Minnesota, Millberry Apartments Project Series 2018A, Rev., VRDO, 2.15%, 3/1/2021 (c)	100,000	100,000

Minnesota Housing Finance Agency, Housing Infrastructure

Series 2019D, Rev., 3.00%, 8/1/2020	20,000	20,177

Series 2018C, Rev., 5.00%, 8/1/2021	20,000	21,118

Minnesota Housing Finance Agency, Rental Housing Series 2019A, Rev., 2.00%, 8/1/2020	100,000	100,160

Minnesota Housing Finance Agency, Residential Housing Finance Rev., AMT, GNMA/FNMA/FHLMC, 2.10%, 7/1/2021	45,000	45,616

		873,864

Other Revenue — 0.1%

City of Brooklyn Center, Unity Place Project Rev., 1.95%, 12/1/2020 (c)	75,000	75,167

City of White Bear Lake, YMCA of Greater Twin Cities Project Rev., 5.00%, 6/1/2020	40,000	40,393

State of Minnesota, General Fund Appropriation

Series 2012B, Rev., 4.00%, 3/1/2020	75,000	75,000

Series B, Rev., 5.00%, 3/1/2020	80,000	80,000

		270,560

Prerefunded — 0.2%

Perham Hospital District Rev., 6.35%, 3/1/2035 (d)	345,000	345,000

Utility — 0.1%

Housing and Redevelopment Authority of The City of St. Paul, Legends Berry Senior Apartments Project Series A, Rev., 2.20%, 9/1/2020 (c)	125,000	125,061

SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Water & Sewer — 0.1%

Minnesota Rural Water Finance Authority, Inc., Public Projects Construction Rev., 2.00%, 8/1/2020	310,000	310,019

Total Minnesota		2,741,550

Mississippi — 0.8%

Certificate of Participation/Lease — 0.0% (b)

State of Mississippi, Master Lease Program Series 2013A, COP, 2.75%, 4/15/2020	20,000	20,044

Education — 0.1%

Medical Center Educational Building Corp., Capital Improvements and Refinancing Project Rev., 5.00%, 6/1/2020	40,000	40,404

Mississippi Development Bank, East Mississippi Community college District Capital Improvement Project Rev., 5.00%, 1/1/2022	50,000	53,707

Mississippi Development Bank, Jackson Public School District Project Rev., 5.00%, 4/1/2020	25,000	25,079

		119,190

General Obligation — 0.1%

County of Lafayette, Public Improvement Issue GO, 3.00%, 6/1/2020	20,000	20,109

Harrison County School District GO, 4.00%, 6/1/2020	85,000	85,645

State of Mississippi Series 2009F, GO, 5.25%, 10/1/2020	25,000	25,646

		131,400

Industrial Development Revenue/Pollution Control Revenue — 0.6%

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project Series 2009B, Rev., VRDO, 1.23%, 3/2/2020 (c)	915,000	915,000

Mississippi Business Finance Corp., Solid Waste Disposal, Waste Management, Inc. Project Rev., 1.35%, 9/1/2020 (c)	350,000	350,690

		1,265,690

Water & Sewer — 0.0% (b)

Mississippi Development Bank, Special Obligation, Water and Sewer System Project Rev., AGM, 3.00%, 12/1/2020	100,000	101,419

Total Mississippi		1,637,743

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Missouri — 2.0%

Certificate of Participation/Lease — 0.2%

County of Clay Series 2018A, COP, 4.00%, 5/1/2020	80,000	80,412

St. Charles Community College COP, 3.00%, 3/1/2020	200,000	200,000

St. Charles County School District No. R-IV Wentzville COP, 5.00%, 4/1/2020	75,000	75,242

		355,654

Education — 1.3%

Health and Educational Facilities Authority of the State of Missouri, Bethesda Health Group Inc. Rev., 4.00%, 8/1/2020	110,000	111,195

Health and Educational Facilities Authority of the State of Missouri, BJC Health System Series C, Rev., VRDO, LIQ: BJC Health System, 1.12%, 3/10/2020 (c)	815,000	815,000

Health and Educational Facilities Authority of the State of Missouri, SSM Health Series F, Rev., VRDO, 1.33%, 3/2/2020 (c)	1,800,000	1,800,000

		2,726,195

General Obligation — 0.1%

Central Jackson County Fire Protection District GO, 2.00%, 3/1/2020	70,000	70,000

Columbia School District GO, 4.00%, 3/1/2020	25,000	25,000

Jackson County Reorganized School District No. 7 GO, 4.00%, 3/1/2020	20,000	20,000

Joplin Schools, Direct Deposit Program GO, 5.00%, 3/1/2020	130,000	130,000

Springfield School District No. R-12, Missouri Direct Deposit Program Series 2014B, GO, 3.00%, 3/1/2020	35,000	35,000

St. Charles County School District No. R-IV Wentzville, Missouri Direct Deposit Program GO, 4.00%, 3/1/2020	20,000	20,000

		300,000

Hospital — 0.2%

Health and Educational Facilities Authority of the State of Missouri, Coxhealth Series 2013A, Rev., 5.00%, 11/15/2022	50,000	55,399

Health and Educational Facilities Authority of the State of Missouri, Wright Memorial Hospital

Rev., 5.00%, 9/1/2020	100,000	101,743

Rev., 5.00%, 9/1/2021	230,000	241,854

		398,996

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	183

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Industrial Development Revenue/Pollution Control Revenue — 0.2%

Hannibal IDA, Healthcare Facilities Rev., 5.00%, 10/1/2020	285,000	291,113

Missouri State Environmental Improvement and Energy Resources Authority Series 2015A, Rev., 5.00%, 7/1/2020	75,000	76,038

		367,151

Total Missouri		4,147,996

Nebraska — 0.2%

Education — 0.1%

University of Nebraska, Lincoln Parking Project Rev., 5.00%, 6/1/2020 (d)	100,000	101,040

General Obligation — 0.0% (b)

City of Omaha GO, 5.25%, 4/1/2021	25,000	26,202

Housing — 0.0% (b)

Nebraska Investment Finance Authority, Home Ownership Series 2011A, Rev., AMT, GNMA/FNMA/FHLMC, 3.15%, 3/1/2020	35,000	35,000

Utility — 0.1%

City of Fremont, Combined Utility System

Series 2014B, Rev., 2.00%, 7/15/2020	75,000	75,292

Rev., 3.00%, 10/15/2021	65,000	67,090

Nebraska Public Power District Series A, Rev., 5.00%, 1/1/2021	50,000	51,712

		194,094

Total Nebraska		356,336

Nevada — 0.2%

General Obligation — 0.1%

Clark County GO, 5.00%, 6/1/2020	25,000	25,258

Las Vegas Valley Water District Series 2015A, GO, 5.00%, 6/1/2020	165,000	166,708

State of Nevada, Capital Improvement and Cultural Affairs Series 2012B, GO, 5.00%, 8/1/2021	30,000	31,786

Washoe County School District Series 2010F, GO, 5.00%, 6/1/2020	30,000	30,308

Washoe County School District, Limited Tax Series 2012A, GO, 4.00%, 6/1/2020	25,000	25,196

		279,256

Other Revenue — 0.0% (b)

County of Clark Rev., 5.00%, 7/1/2020	45,000	45,615

Prerefunded — 0.0% (b)

Washoe County School District, Limited Tax, School Improvement Series 2011-A, GO, 5.00%, 6/1/2023 (d)	40,000	42,086

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Transportation — 0.0% (b)

State of Nevada Highway Improvement, Motor Vehicle Fuel Tax Rev., 5.00%, 12/1/2020	35,000	36,102

Utility — 0.1%

Clark County, Nevada Power Co. Projects Rev., 1.60%, 5/21/2020 (c)	100,000	100,122

Total Nevada		503,181

New Hampshire — 0.0% (b)

General Obligation — 0.0% (b)

City of Nashua GO, 5.00%, 3/15/2020	20,000	20,028

Other Revenue — 0.0% (b)

New Hampshire Municipal Bond Bank

Series 2013A, Rev., 5.00%, 8/15/2020	25,000	25,477

Series 2014A, Rev., 5.00%, 8/15/2020	25,000	25,478

		50,955

Total New Hampshire		70,983

New Jersey — 8.9%

Education — 1.1%

New Jersey Economic Development Authority, School Facilities Construction Rev., 5.00%, 3/1/2020	1,355,000	1,355,000

Series 2015XX, Rev., 5.00%, 6/15/2020	160,000	161,822

Series 2017DDD, Rev., 5.00%, 6/15/2020	10,000	10,114

Series PP, Rev., 5.00%, 6/15/2020	350,000	353,986

Series 2011EE, Rev., 5.00%, 9/1/2020	70,000	71,392

New Jersey Educational Facilities Authority, Higher Educational Capital Improvement Series 2014C, Rev., 5.00%, 9/1/2020	390,000	397,753

Rutgers The State University of New Jersey Series 2016M, Rev., 5.00%, 5/1/2020	35,000	35,241

		2,385,308

General Obligation — 5.8%

Bernards Township School District Series 2013B, GO, 5.00%, 1/1/2021	20,000	20,698

Borough of Chatham Series 2019, GO, BAN, 2.50%, 5/22/2020	1,423,750	1,428,021

Borough of Haddon Heights Series A, GO, BAN, 2.00%, 8/6/2020	1,461,980	1,466,015

Borough of Kinnelon GO, BAN, 2.00%, 3/6/2020	908,000	908,091

Borough of North Haledon GO, BAN, 2.00%, 4/14/2020	857,000	857,548

City of Bridgeton GO, 3.00%, 6/11/2020	650,000	653,088

City of Burlington Series 2019A, GO, BAN, 2.50%, 6/2/2020	2,412,000	2,420,321

City of Elizabeth GO, 2.50%, 4/1/2020	100,000	100,137

SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

City of North Wildwood GO, 5.00%, 9/1/2020	10,000	10,204

City of Woodbury, Water and Sewer Utility GO, 2.00%, 5/1/2020	45,000	45,082

County of Middlesex GO, 2.00%, 6/1/2020	50,000	50,155

County of Passaic, General Improvement GO, AGM, 4.00%, 4/1/2020	25,000	25,062

Hopewell Valley Regional School District GO, 5.00%, 8/15/2020	75,000	76,418

Lafayette Township School District GO, 5.00%, 3/1/2020	20,000	20,000

Lawrence Township School District/Mercer County GO, 4.00%, 3/1/2020	25,000	25,000

Mahwah Township School District GO, 5.00%, 9/15/2020	10,000	10,225

Mansfield Township Board of Education/Warren County GO, 2.50%, 7/15/2020	75,000	75,430

Monroe Township Board of Education/Middlesex County GO, 4.00%, 8/1/2020	30,000	30,392

North Brunswick Township Board of Education GO, 4.00%, 3/15/2020	100,000	100,107

Ocean Township Board of Education/Monmouth County GO, 4.00%, 3/1/2021	25,000	25,061

River Dell Regional School District GO, 4.00%, 3/1/2020	40,000	40,000

State of New Jersey, Various Purpose GO, 5.00%, 6/1/2020	120,000	121,196

Tenafly School District, Board of Education of The Borough of Tenafly GO, 4.00%, 4/1/2020	10,000	10,025

Toms River Board of Education, Regional School District GO, 2.00%, 7/15/2020	130,000	130,541

Township of Cherry Hill GO, 4.00%, 8/15/2020	25,000	25,366

Township of Edison GO, 4.00%, 6/1/2020	40,000	40,318

Township of Fairfield, Cumberland County Series 2019, GO, BAN, 2.50%, 3/25/2020	689,200	689,855

Township of Frelinghuysen Series 2019, GO, BAN, 2.50%, 6/4/2020	1,971,471	1,976,853

Township of Little Falls GO, BAN, 2.00%, 12/11/2020	533,638	537,912

		11,919,121

Hospital — 0.1%

Bergen County Improvement Authority (The), New Bridge Medical Center Project Series 2019A, Rev., GTD, 4.00%, 9/1/2020	50,000	50,751

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Hospital — continued

New Jersey Economic Development Authority, University Medical Rev., AMBAC, Zero Coupon, 1/1/2021	70,000	69,224

New Jersey Health Care Facilities Financing Authority, Virtua Health, Inc. Rev., 4.00%, 7/1/2020	50,000	50,512

Passaic County Improvement Authority, Preakness Healthcare Center Expansion Project Series 2015, Rev., 5.00%, 5/1/2020	25,000	25,171

		195,658

Housing — 0.0% (b)

New Jersey Housing and Mortgage Finance Agency, Oceanport Gardens Series B, Rev., 2.02%, 8/1/2020 (c)	100,000	100,396

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

New Jersey Economic Development Authority Series 2003A, Rev., NATL-RE, Zero Coupon, 3/15/2020	10,000	9,995

Other Revenue — 1.2%

Camden County Improvement Authority (The) Series 2011A, Rev., GTD, 4.00%, 9/1/2021	35,000	36,543

Garden State Preservation Trust Series 2012A, Rev., 4.00%, 11/1/2021	250,000	261,730

Gloucester County Improvement Authority (The), Capital Program Rev., GTD, 5.00%, 4/1/2020	25,000	25,083

Hudson County Improvement Authority, Guttenberg Project Rev., GTD, 4.00%, 8/1/2020	25,000	25,320

Morris County Improvement Authority, Morris County General Obligation Bond Project Rev., GTD, 4.00%, 5/1/2020	45,000	45,236

New Jersey State Building Authority Series 2013A, Rev., 5.00%, 6/15/2021	125,000	131,128

Tobacco Settlement Financing Corp.

Series A, Rev., 5.00%, 6/1/2020	1,310,000	1,322,576

Series A, Rev., 5.00%, 6/1/2022	160,000	173,715

Series A, Rev., 5.00%, 6/1/2023	375,000	420,701

		2,442,032

Transportation — 0.7%

New Jersey Transportation Trust Fund Authority, Transportation Program Series 2012AA, Rev., 5.00%, 6/15/2020	130,000	131,481

New Jersey Transportation Trust Fund Authority, Transportation System

Series 2011A, Rev., 5.00%, 6/15/2020	175,000	176,993

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	185

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Transportation — continued

Series 2011B, Rev., 5.00%, 6/15/2020	495,000	500,638

Series 1999A, Rev., 5.75%, 6/15/2020	60,000	60,810

Rev., AMBAC, 4.38%, 12/15/2020	115,000	118,056

Series 2005B, Rev., NATL-RE, 5.50%, 12/15/2020	125,000	129,416

Series 2006A, Rev., 5.25%, 12/15/2021	30,000	32,170

Rev., Zero Coupon, 12/15/2023	65,000	61,284

New Jersey Transportation Trust Fund Authority, Transportation System, Tax-Exempt Series 2019A, Rev., 5.00%, 12/15/2024	160,000	187,670

		1,398,518

Water & Sewer — 0.0% (b)

Long Branch Sewage Authority Rev., 4.00%, 4/1/2020	20,000	20,049

Total New Jersey		18,471,077

New Mexico — 0.9%

Education — 0.0% (b)

University of New Mexico (The), Subordinated Lien System Improvement Series 2014C, Rev., 5.00%, 6/1/2020	25,000	25,255

General Obligation — 0.0% (b)

City of Albuquerque, General Purpose Series A, GO, 4.00%, 7/1/2020	20,000	20,209

Other Revenue — 0.8%

City of Albuquerque Rev., 4.00%, 7/1/2020	20,000	20,209

City of Farmington, Southern California Edison Co. Four Corners Project

Rev., 1.87%, 4/1/2020 (c)	1,050,000	1,050,546

Series A, Rev., 1.87%, 4/1/2020 (c)	295,000	295,153

City of Las Cruces Rev., 5.00%, 6/1/2020	30,000	30,306

New Mexico Finance Authority, Senior Lien Public Project Series 2016A, Rev., 5.00%, 6/1/2020	100,000	101,035

New Mexico Finance Authority, Senior Lien Public Project Revolving Fund

Series 2016E, Rev., 5.00%, 6/1/2020	25,000	25,259

Series 2013A, Rev., 4.00%, 6/1/2021	20,000	20,803

New Mexico Finance Authority, Subordinate Lien Public Project Series 2018C-1, Rev., 5.00%, 6/15/2020	80,000	80,959

State of New Mexico, Severance Tax Permanent Fund

Series 2016B, Rev., 4.00%, 7/1/2020	45,000	45,482

Series 2010A, Rev., 5.00%, 7/1/2020	20,000	20,280

		1,690,032

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Prerefunded — 0.1%

New Mexico Hospital Equipment Loan Council, Hospital, Presbyterian Healthcare Services Series 2012A, Rev., 5.00%, 8/1/2042 (d)	100,000	110,034

Transportation — 0.0% (b)

New Mexico Finance Authority, Subordinate Lien Series 2010A-2, Rev., 5.00%, 12/15/2020	25,000	25,828

Water & Sewer — 0.0% (b)

Albuquerque Bernalillo County Water Utility Authority, Senior Lien Rev., 5.00%, 7/1/2020	20,000	20,276

Total New Mexico		1,891,634

New York — 12.0%

Education — 0.2%

Erie County Industrial Development Agency (The), City School District of the City of Buffalo Project

Series 2012A, Rev., 5.00%, 5/1/2020	30,000	30,208

Series 2015A, Rev., 5.00%, 5/1/2020	65,000	65,448

Monroe County Industrial Development Corp., School Facilities, Rochester Schools Modernization Project Rev., 5.00%, 5/1/2020	255,000	256,752

New York State Dormitory Authority

Series 2015A, Rev., 5.00%, 3/15/2020	20,000	20,028

Series 2015E, Rev., 5.00%, 3/15/2020	75,000	75,107

New York State Dormitory Authority, Smithtown Special Library Rev., 5.00%, 7/1/2020	15,000	15,205

New York State Dormitory Authority, State University Dormitory Facilities Series 2011A, Rev., 4.00%, 7/1/2020	15,000	15,168

		477,916

General Obligation — 6.8%

Cherry Valley-Springfield Central School District Series B, GO, BAN, 2.00%, 6/26/2020	1,500,000	1,502,580

City of New York Series 2018E-1, GO, 5.00%, 3/1/2020	1,400,000	1,400,000

Subseries 2008L-4, GO, VRDO, LOC: U.S. Bank NA, 1.25%, 3/2/2020 (c)	600,000	600,000

City of New York, Fiscal Year 2010

Series 2010C, GO, 5.00%, 8/1/2020	100,000	100,276

Series 2010C, GO, 4.00%, 8/1/2022	100,000	100,213

Series 2010E, GO, 5.00%, 8/1/2023	100,000	100,276

SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

Series 2010B, GO, 5.00%, 8/1/2025	35,000	35,097

Series 2010E, GO, 5.00%, 8/1/2028	750,000	752,070

City of New York, Fiscal Year 2015 Subseries F-5, GO, VRDO, LIQ: Barclays Bank plc, 1.32%, 3/2/2020 (c)	2,000,000	2,000,000

City of New York, Fiscal Year 2019 Series 2019A, GO, 4.00%, 8/1/2020	10,000	10,131

City of Ogdensburg Series 2019, GO, BAN, 3.00%, 4/24/2020	500,000	500,990

County of Nassau Series 2019A, GO, TAN, 2.00%, 3/16/2020	205,000	205,086

County of Onondaga

GO, 4.00%, 3/15/2020	70,000	70,077

GO, 5.00%, 5/15/2020	20,000	20,172

County of Orange Series 2015A, GO, AGM, 5.00%, 3/1/2020	10,000	10,000

County of Westchester Series 2011B, GO, 4.00%, 7/1/2022	100,000	104,353

De Ruyter Central School District GO, BAN, 2.25%, 7/10/2020	1,862,800	1,869,171

Greece Central School District GO, 5.00%, 6/15/2020	20,000	20,241

Harpursville Central School District Series 2019, GO, BAN, 3.00%, 3/11/2020	887,000	887,435

Haverstraw-Stony Point Central School District GO, 3.50%, 5/1/2020	75,000	75,333

Irvington Union Free School District GO, 4.00%, 8/15/2020	20,000	20,296

Middle Country Central School District at Centereach GO, 5.00%, 5/15/2020	30,000	30,257

Minisink Valley Central School District GO, 4.00%, 4/15/2020	20,000	20,077

Niagara Falls City School District GO, BAN, 2.25%, 7/10/2020	275,000	276,215

Niskayuna Central School District GO, 4.00%, 4/15/2020	10,000	10,040

Northport-East Northport Union Free School District Series 2013A, GO, 4.00%, 4/1/2020	40,000	40,102

Ossining Union Free School District GO, 4.00%, 4/15/2020	20,000	20,077

Putnam Valley Central School District GO, 4.00%, 6/15/2020	25,000	25,234

Skaneateles Central School District GO, 4.00%, 6/15/2020	15,000	15,146

South Jefferson Central School District, Lewis and Oswego Counties GO, AGM, 5.00%, 4/15/2020	30,000	30,151

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — continued

Spencerport Central School District GO, 4.00%, 6/15/2020	55,000	55,501

Town of Colonie GO, BAN, 3.00%, 3/13/2020	1,375,000	1,375,770

Town of Erwin, Public Improvement GO, 4.00%, 9/15/2020	15,000	15,269

Town of Greenburgh, Public Improvement GO, 2.00%, 4/15/2020	70,000	70,115

Town of Oyster Bay Series 2019, GO, BAN, 3.00%, 3/13/2020	700,000	700,392

Town of Southampton, Public Improvement GO, 3.00%, 5/15/2020	25,000	25,121

Town of Watertown Series 2019, GO, BAN, 2.25%, 4/16/2020	900,000	901,035

Union Springs Central School District

GO, 4.00%, 6/15/2020	50,000	50,468

Village of Freeport, Public Improvement Series 2016A, GO, 4.00%, 5/1/2020	50,000	50,270

		14,095,037

Hospital — 0.0% (b)

New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center Series 2012-1, Rev., 4.00%, 7/1/2020	20,000	20,216

Industrial Development Revenue/Pollution Control Revenue — 0.2%

New York State Energy Research and Development Authority, Pollution Control, Electric and Gas Corp., Project

Series 1994B, Rev., 2.00%, 5/1/2020(c)	150,000	150,237

Series C, Rev., 2.00%, 5/1/2020 (c)	325,000	325,517

		475,754

Other Revenue — 3.5%

City of Troy Capital Resources Corp., Rensselaer Polytechnic Institute Project Rev., 5.00%, 8/1/2020	20,000	20,338

Erie County Fiscal Stability Authority, Sales Tax and State Aid Secured

Series 2013A, Rev., 4.00%, 3/15/2020	20,000	20,022

Series 2010C, Rev., 4.13%, 3/15/2020	25,000	25,029

New York City Transitional Finance Authority Future Tax Secured Series 2018B-1, Rev., 5.00%, 8/1/2020	20,000	20,348

New York City Transitional Finance Authority, Building Aid, Fiscal Year 2015 Series 2015S-1, Rev., 5.00%, 7/15/2020 (d)	10,000	10,159

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	187

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Other Revenue — continued

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt Subordinate Series 2010G5, Rev., VRDO, LIQ: Barclays Bank plc, 1.30%, 3/2/2020 (c)	5,500,000	5,500,000

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt Subordinate, Fiscal Year 2017 Series 2017A-1, Rev., 5.00%, 5/1/2020	35,000	35,239

New York Local Government Assistance Corp. Series 2018A, Rev., 5.00%, 4/1/2020	155,000	155,521

New York Local Government Assistance Corp., Subordinate Lien Series 2012A, Rev., 5.00%, 4/1/2020	20,000	20,067

New York State Dormitory Authority, State Sales Tax

Series 2013A, Rev., 4.00%, 3/15/2020(d)	75,000	75,082

Series 2016A, Rev., 5.00%, 3/15/2020	330,000	330,468

New York State Environmental Facilities Corp., Master Financing Program, Green Bonds Series 2015D, Rev., 5.00%, 3/15/2020	30,000	30,043

Tender Option Bond Trust Receipts/Certificates Series 2018-XM0697, Rev., VRDO, LIQ: Bank of America NA, 1.28%, 3/10/2020 (c) (g)	750,000	750,000

Westchester Tobacco Asset Securitization Corp. Series B, Rev., 5.00%, 6/1/2021	260,000	272,017

		7,264,333

Prerefunded — 0.1%

New York City Water and Sewer System Series 2010FF, Rev., 5.00%, 6/15/2025 (d)	80,000	80,957

Special Tax — 0.4%

New York State Dormitory Authority, State Personal Income Tax

Series 2010A, Rev., 5.00%, 3/15/2020	60,000	60,085

Series C, Rev., 5.00%, 3/15/2020	20,000	20,029

New York State Dormitory Authority, State Personal Income Tax, General Purpose

Series 2011A, Rev., 5.00%, 3/15/2020	25,000	25,036

Series 2012B, Rev., 5.00%, 3/15/2020	520,000	520,738

Series 2014C, Rev., 5.00%, 3/15/2020	20,000	20,028

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Special Tax — continued

New York State Thruway Authority, State Personal Income Tax Series A, Rev., 5.00%, 3/15/2020	20,000	20,028

New York State Thruway Authority, State Personal Income Tax, Transportation Series 2011A, Rev., 4.00%, 3/15/2020	25,000	25,027

New York State Urban Development Corp., Personal Income Tax Series 2016A, Rev., 5.00%, 3/15/2020	30,000	30,043

New York State Urban Development Corp., State Personal Income Tax, General Purpose

Series 2010A, Rev., 5.00%, 3/15/2020	70,000	70,099

Series 2013C, Rev., 5.00%, 3/15/2020	50,000	50,071

Series 2017A, Rev., 5.00%, 3/15/2020	25,000	25,035

Series A-1, Rev., 5.00%, 3/15/2020	25,000	25,036

		891,255

Transportation — 0.4%

Metropolitan Transportation Authority

Series 2018B, Subseries 2018-B-1, Rev., BAN, 5.00%, 5/15/2020	65,000	65,534

Series 2018B-1A, Rev., BAN, 5.00%, 5/15/2020	50,000	50,411

Series 2018C, Subseries C-1, Rev., BAN, 5.00%, 9/1/2020	180,000	183,596

Subseries 2018B-2B, Rev., BAN, 5.00%, 5/15/2021	200,000	209,664

Subseries 2008B-4, Rev., 5.00%, 11/15/2021	20,000	21,423

Metropolitan Transportation Authority, Dedicated Tax Fund Series A, Rev., 5.00%, 11/15/2020	50,000	51,469

New York State Thruway Authority Series 2005B, Rev., AMBAC, 5.50%, 4/1/2020	135,000	135,495

New York State Thruway Authority Highway and Bridge Trust Fund

Series 2012A, Rev., 4.00%, 4/1/2020	65,000	65,163

Series 2012A, Rev., 5.00%, 4/1/2020	30,000	30,099

Port Authority of New York and New Jersey

Series 189, Rev., 5.00%, 5/1/2020	20,000	20,138

Series 180, Rev., 5.00%, 6/1/2020	25,000	25,263

		858,255

Water & Sewer — 0.4%

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2012 Series B, Subseries B-2, Rev., VRDO, LIQ: State Street Bank & Trust, 1.25%, 3/2/2020 (c)	600,000	600,000

SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Water & Sewer — continued

New York City Water and Sewer System, Second General Resolution

Series 2011GG, Rev., 4.00%, 6/15/2020	75,000	75,698

Series 2012EE, Rev., 5.00%, 6/15/2020	75,000	75,911

		751,609

Total New York		24,915,332

North Carolina — 3.5%

Certificate of Participation/Lease — 0.4%

City of Charlotte, 2003 Governmental Facilities Projects Series 2013G, COP, VRDO, LIQ: Wells Fargo Bank NA, 1.14%, 3/10/2020 (c)	400,000	400,000

City of Raleigh, Downtown Improvement Projects Series A, COP, VRDO, LIQ: Wells Fargo Bank NA, 1.12%, 3/10/2020 (c)	445,000	445,000

County of Cabarrus, North Carolina Installment Financing Contract Series 2010-A, COP, 4.00%, 4/1/2020	25,000	25,062

		870,062

Education — 0.0% (b)

Winston-Salem State University Foundation LLC Rev., 4.00%, 4/1/2020	75,000	75,173

General Obligation — 0.4%

City of Winston-Salem Series 2016D, GO, 3.00%, 6/1/2020	30,000	30,164

County of Brunswick Series 2013A, GO, 4.00%, 5/1/2020	25,000	25,130

County of Cabarrus GO, 5.00%, 3/1/2020	60,000	60,000

County of Davidson GO, 4.00%, 6/1/2020	25,000	25,198

County of Durham

GO, 5.00%, 4/1/2020	50,000	50,165

GO, 5.00%, 10/1/2020	20,000	20,489

County of Forsyth GO, 5.00%, 3/1/2020	20,000	20,000

County of Forsyth, Public Improvement Series 2019B, GO, 5.00%, 3/1/2020	200,000	200,000

County of Guilford Series 2017, GO, 5.00%, 3/1/2020	40,000	40,000

County of Guilford, Public Improvement Series 2012A, GO, 5.00%, 3/1/2020	25,000	25,000

County of Harnett GO, 4.00%, 5/1/2020	20,000	20,104

County of Lee GO, 5.00%, 4/1/2020	40,000	40,132

County of Lincoln Series 2011A, GO, 4.00%, 6/1/2020	30,000	30,237

County of Union Series 2009C, GO, 4.00%, 3/1/2020	25,000	25,000

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — continued

County of Wake Series 2019B, GO, 5.00%, 3/1/2020	25,000	25,000

State of North Carolina Series 2016B, GO, 5.00%, 6/1/2020	25,000	25,259

Town of Apex, Wastewater System GO, 5.00%, 6/1/2020	25,000	25,259

Town of Cary Series 2017B, GO, 4.00%, 6/1/2020	50,000	50,395

Township of Smithville, Limited Tax Hospital GO, 4.00%, 6/1/2020	25,000	25,195

		762,727

Hospital — 1.1%

North Carolina Medical Care Commission, Firsthealth Carolinas Series A, Rev., VRDO, LIQ: Branch Banking & Trust, 1.15%, 3/10/2020 (c)	840,000	840,000

North Carolina Medical Care Commission, Health Care Facilities, Wake Forest Baptist Obligated Group Series 2012B, Rev., 5.00%, 12/1/2020	230,000	236,820

North Carolina Medical Care Commission, Wake Forest Baptist Obligated Group Series 2019B, Rev., 2.20%, 12/1/2022 (c)	60,000	61,205

University of North Carolina, Hospital at Chapel Hill Series A, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.23%, 3/2/2020 (c)	1,100,000	1,100,000

		2,238,025

Housing — 0.3%

North Carolina Housing Finance Agency, Catawba Pines Apartments Rev., 2.00%, 9/1/2020 (c)	500,000	502,065

Other Revenue — 0.6%

City of Jacksonville, Enterprise System Rev., 4.00%, 5/1/2020	25,000	25,128

City of Raleigh, Combined Enterprise System Rev., 5.00%, 3/1/2020	25,000	25,000

County of Brunswick Rev., 3.00%, 4/1/2020	25,000	25,044

County of Buncombe Series 2010A, Rev., 5.00%, 6/1/2020	25,000	25,257

County of Burke Rev., 4.00%, 4/1/2020	25,000	25,062

County of Cabarrus, North Carolina Installment Financing Contract Rev., 5.00%, 4/1/2020	50,000	50,164

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	189

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Other Revenue — continued

County of Dare Series 2013A, Rev., 4.00%, 6/1/2022	25,000	26,742

County of Johnston Rev., 4.00%, 6/1/2020	40,000	40,316

County of Pender Rev., 5.00%, 4/1/2020	25,000	25,081

Montgomery County Public Facilities Corp. Rev., BAN, 3.00%, 9/1/2020	855,000	856,274

Orange County Public Facilities Co. Rev., 5.00%, 4/1/2020	25,000	25,081

State of North Carolina, Grant Anticipation Rev., 5.00%, 3/1/2020	125,000	125,000

		1,274,149

Prerefunded — 0.2%

Durham Housing Authority, JFK Towers Project Series 2012A, Rev., 5.00%, 12/1/2035 (d)	370,000	408,750

North Carolina Medical Care Commission, Duke University Health Systems Series 2010A, Rev., 5.00%, 6/1/2035 (d)	50,000	50,501

State of North Carolina Series 2011A, Rev., 4.00%, 5/1/2025 (d)	20,000	20,105

University of North Carolina at Charlotte (The) Series 2010B-1, Rev., 4.13%, 10/1/2027 (d)	20,000	20,053

		499,409

Utility — 0.0% (b)

Greenville Utilities Commission Rev., 5.00%, 4/1/2020	25,000	25,082

Water & Sewer — 0.5%

Buncombe County Metropolitan Sewerage District Series A, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.15%, 3/10/2020 (c)	890,000	890,000

County of Brunswick, Enterprise Systems, Water and Wastewater Systems Rev., 5.00%, 4/1/2020	100,000	100,325

		990,325

Total North Carolina		7,237,017

North Dakota — 0.7%

General Obligation — 0.0% (b)

City of Fargo

Series 2011A, GO, 4.00%, 5/1/2020	25,000	25,129

Series 2014F, GO, 5.00%, 5/1/2020	25,000	25,169

		50,298

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Housing — 0.5%

North Dakota Housing Finance Agency, Housing Finance Program, Home Mortgage Series C, Rev., 1.75%, 7/1/2021	900,000	907,101

Other Revenue — 0.2%

City of Fargo, NSDU Development Foundation Project Series 2012A, Rev., 3.00%, 12/1/2021	50,000	51,328

North Dakota Public Finance Authority Series A, Rev., 1.75%, 11/1/2023	430,000	436,609

		487,937

Total North Dakota		1,445,336

Ohio — 5.1%

Certificate of Participation/Lease — 0.0% (b)

Eastwood Local School District COP, 3.00%, 6/1/2020	105,000	105,526

Education — 0.0% (b)

Bowling Green State University, A State University of Ohio Series 2017B, Rev., 5.00%, 6/1/2020	35,000	35,356

Kent State University, General Receipts Rev., 5.00%, 5/1/2020	10,000	10,066

University of Cincinnati Series 2014D, Rev., 5.00%, 6/1/2020	45,000	45,459

		90,881

General Obligation — 1.6%

Cincinnati City School District, School Improvement GO, 4.50%, 6/1/2020	45,000	45,407

City of Reynoldsburg GO, 5.00%, 12/1/2020	60,000	61,829

City of Seven Hills, Capital Improvement Series 2019, GO, BAN, 3.00%, 4/9/2020	500,000	500,985

City of Willoughby Series 2019, GO, BAN, 2.50%, 5/22/2020	2,365,000	2,371,717

Huber Heights City School District, School Improvement GO, 5.00%, 12/1/2020	30,000	30,931

Lake Local School District GO, 4.00%, 12/1/2020	25,000	25,590

Reading Community City School District, Classroom Facilities Series 2016A, GO, 3.00%, 11/1/2020	25,000	25,352

State of Ohio, Common Schools Series 2013B, GO, 5.00%, 6/15/2020	20,000	20,239

State of Ohio, Higher Education

Series 2010A, GO, 4.50%, 8/1/2020	25,000	25,382

SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

Series 2009B, GO, 5.00%, 8/1/2020	25,000	25,433

State of Ohio, Highway Capital Improvements Series Q, GO, 5.00%, 5/1/2020	20,000	20,136

State of Ohio, Infrastructure Improvement Bonds Series 2015A, GO, 5.00%, 9/1/2020	50,000	51,042

State of Ohio, Infrastructure Improvements Series 2009B, GO, 3.25%, 8/1/2020	20,000	20,203

		3,224,246

Hospital — 0.4%

City of Middleburg Heights, General Health Center Project Series 2012A, Rev., 4.00%, 8/1/2020	10,000	10,117

County of Allen, Catholic Healthcare Partners Series 2012A, Rev., 5.00%, 5/1/2021	100,000	104,593

County of Allen, Hospital Facilities, Catholic Healthcare Partners Series B, Rev., 4.13%, 9/1/2020	50,000	50,766

County of Allen, Hospital Facilities, Mercy Health Series 2017A, Rev., 5.00%, 8/1/2021	480,000	506,765

Ohio Higher Educational Facility Commission, Hospital, Cleveland Clinic Health System Obligated Group Series 2008-B4, Rev., VRDO, LIQ: Barclays Bank plc, 1.29%, 3/2/2020 (c)	260,000	260,000

		932,241

Housing — 0.2%

Cuyahoga Metropolitan Housing Authority, Riverside Park Phase II Project Series 2019, Rev., 2.00%, 4/1/2021 (c)	100,000	100,897

Ohio Housing Finance Agency, Neilan Park Apartment Rev., 1.75%, 6/1/2021 (c)	170,000	171,489

Ohio State Building Authority, Adult Correctional Building Projects Series 2011B, Rev., 5.00%, 10/1/2020	20,000	20,488

State of Ohio, Adult Correctional Building Series 2016D, Rev., 4.00%, 10/1/2020	20,000	20,370

State of Ohio, Cultural and Sports Facilities Building Fund Projects Series 2016A, Rev., 4.00%, 10/1/2020	30,000	30,556

		343,800

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Other Revenue — 1.5%

City of Whitehall Rev., 2.25%, 12/9/2020	1,000,000	1,007,550

Tender Option Bond Trust Receipts/Certificates Series C, Rev., VRDO, LIQ: Citibank NA, 1.31%, 3/10/2020 (c) (g)	2,000,000	2,000,000

		3,007,550

Prerefunded — 0.2%

County of Allen, Catholic Healthcare Partners

Series 2010B, Rev., 4.75%, 9/1/2027 (d)	110,000	112,123

Series 2010A, Rev., 5.00%, 6/1/2038 (d)	110,000	111,116

County of Montgomery, Catholic Health Initiatives Series 2008D-2, Rev., 5.45%, 10/1/2038 (d)	70,000	81,547

State of Ohio, Capital Facilities Lease-Appropriation Series 2013B, Rev., 5.00%, 4/1/2027 (d)	25,000	26,144

		330,930

Transportation — 0.1%

City of Cleveland, Airport System Series 2016A, Rev., AGM, 5.00%, 1/1/2021	85,000	87,903

Cleveland-Cuyahoga County Port Authority, Cleveland Museum Art Project Rev., 5.00%, 10/1/2020	30,000	30,696

State of Ohio, Transportation Building Fund Project Series A, Rev., 5.00%, 4/1/2020	20,000	20,065

		138,664

Utility — 1.1%

American Municipal Power, Inc., Electric System Improvement, City of Hubbard Project Rev., 2.25%, 3/4/2021	165,000	166,417

American Municipal Power, Inc., Village of Carey Project Rev., BAN, 2.25%, 12/3/2020	765,000	770,883

American Municipal Power, Inc., Village of Genoa Project Rev., BAN, 2.25%, 12/10/2020	615,000	619,803

American Municipal Power, Inc., Village of Woodsfield Project Rev., BAN, 2.25%, 1/22/2021	220,000	221,703

Lancaster Port Authority, Gas Supply

Series 2019A, Rev., LIQ: Royal Bank of Canada, 5.00%, 8/1/2021	300,000	317,340

Series 2019A, Rev., LIQ: Royal Bank of Canada, 5.00%, 2/1/2022	190,000	204,733

		2,300,879

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	191

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Water & Sewer — 0.0% (b)

Ohio Water Development Authority Rev., 5.50%, 6/1/2020	40,000	40,462

Total Ohio		10,515,179

Oklahoma — 0.6%

Education — 0.1%

McClain County Economic Development Authority, Educational Facilities, Blanchard Public Schools Project Rev., 4.00%, 9/1/2022	265,000	283,592

General Obligation — 0.2%

City of Oklahoma City GO, 5.00%, 3/1/2020	140,000	140,000

Oklahoma County Independent School District No. 12, Edmond School District GO, 3.00%, 3/1/2021	40,000	40,846

Oklahoma County Independent School District No. 89

GO, 2.00%, 7/1/2020	60,000	60,223

GO, 3.00%, 7/1/2020	50,000	50,349

Tulsa County Independent School District No. 5 Jenks GO, 2.00%, 6/1/2020	50,000	50,142

		341,560

Housing — 0.1%

Oklahoma Housing Finance Agency Rev., 1.60%, 1/1/2022 (c)	75,000	75,453

Oklahoma Housing Finance Agency, Sooner Haven Apartments Rev., 2.37%, 10/1/2020 (c)	80,000	80,627

		156,080

Other Revenue — 0.1%

Edmond Public Works Authority, Sales Tax and Utility System Refunding Rev., 5.00%, 7/1/2020	20,000	20,274

Oklahoma Capitol Improvement Authority Series 2010A, Rev., 5.00%, 7/1/2020	20,000	20,274

Oklahoma Capitol Improvement Authority, Department of corrections Project Series 2018D, Rev., 2.00%, 7/1/2020	40,000	40,155

Oklahoma Development Finance Authority (The), Master Real Property Series 2011D, Rev., 3.00%, 6/1/2020	25,000	25,128

Tulsa Public Facilities Authority, Capital Improvements Rev., 3.00%, 6/1/2020	180,000	180,959

		286,790

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Utility — 0.1%

Claremore Public Works Authority, Utility System Rev., 4.00%, 6/1/2020	40,000	40,300

Oklahoma Development Finance Authority, Repair Project Rev., 3.00%, 6/1/2020	90,000	90,462

		130,762

Total Oklahoma		1,198,784

Oregon — 0.2%

General Obligation — 0.1%

City of Lake Oswego Series 2015A, GO, 2.00%, 6/1/2020	25,000	25,076

City of Portland, Limited Tax, Police Training Facility Project Series 2012B, GO, 4.00%, 6/1/2020	75,000	75,593

County of Clackamas, Full Faith and Credit GO, 5.00%, 6/1/2020	10,000	10,104

Deschutes County Administrative School District No. 1 Bend-La Pine GO, 5.00%, 6/15/2020	15,000	15,179

Lane County School District No. 4J Eugene GO, 4.00%, 6/15/2020	25,000	25,228

State of Oregon, Veterans Welfare Series 2018E, GO, 2.10%, 6/1/2020	100,000	100,304

		251,484

Hospital — 0.1%

Hospital Facilities Authority of Multnomah County Oregon, Adventist Health System Rev., 5.00%, 3/1/2025 (c)	75,000	88,502

Other Revenue — 0.0% (b)

Oregon State Lottery

Series B, Rev., 4.00%, 4/1/2020	35,000	35,088

Series B, Rev., 5.00%, 4/1/2020	25,000	25,082

		60,170

Total Oregon		400,156

Pennsylvania — 6.0%

Education — 0.6%

Allegheny County Higher Education Building Authority, Duquesne University Rev., 5.00%, 3/1/2020	35,000	35,000

Series 2014A, Rev., 5.00%, 3/1/2020	25,000	25,000

Montgomery County Higher Education and Health Authority Rev., 5.25%, 4/1/2023	200,000	200,684

Northampton County General Purpose Authority, Moravian College Project Rev., 5.00%, 10/1/2021	225,000	238,101

SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Education — continued

Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania, Health System

Rev., 4.00%, 6/15/2020	40,000	40,359

Rev., 5.00%, 8/15/2020	105,000	106,952

Pennsylvania State University (The)

Series 2009B, Rev., 1.58%, 6/1/2020 (c)	350,000	350,483

Rev., 5.00%, 3/1/2035	240,000	240,000

State Public School Building Authority, Northampton Community College Project Series 2014B, Rev., 5.00%, 9/1/2020	50,000	51,019

		1,287,598

General Obligation — 0.7%

Abington School District GO, 4.00%, 5/15/2020	125,000	125,774

Borough of Columbia GO, 3.00%, 6/15/2022	50,000	52,183

Chambersburg Area School District Series A, GO, 5.00%, 3/1/2021	25,000	26,002

City of Philadelphia Series 2017A, GO, 5.00%, 8/1/2020	25,000	25,426

Commonwealth of Pennsylvania

Series 1, GO, 5.00%, 3/15/2020	10,000	10,014

GO, 5.00%, 7/1/2020	60,000	60,829

County of Allegheny Series C-65, GO, 5.00%, 5/1/2021	25,000	26,211

County of Delaware GO, 5.00%, 10/1/2020	35,000	35,854

County of Lycoming Series B, GO, AGM, 2.25%, 8/15/2020	25,000	25,148

County of Northampton Series B, GO, 5.00%, 10/1/2020 (d)	20,000	20,485

Derry Township School District

GO, 4.00%, 5/15/2020	25,000	25,154

Series 2015A, GO, 4.00%, 9/1/2020	25,000	25,383

Easton Area School District Series 2018B, GO, 3.00%, 4/1/2020	25,000	25,043

Ephrata Area School District GO, 4.00%, 3/1/2020	20,000	20,000

Fleetwood Area School District GO, 4.00%, 6/1/2020	45,000	45,335

Garnet Valley School District GO, 4.00%, 4/1/2020	35,000	35,087

Hamburg Area School District

GO, 5.00%, 4/1/2020	90,000	90,290

GO, 3.00%, 5/1/2020	25,000	25,086

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — continued

Hempfield School District, Limited Tax GO, 5.00%, 10/15/2030	100,000	100,490

Hollidaysburg Area School District GO, 4.00%, 3/15/2021	100,000	103,139

Ligonier Valley School District Series 2016A, GO, 5.00%, 3/1/2022	25,000	26,991

Manheim Central School District Series B, GO, 4.00%, 3/1/2020	30,000	30,000

Marple Newtown School District GO, 5.00%, 6/1/2020	20,000	20,206

Methacton School District Series A, GO, 4.00%, 9/15/2020	10,000	10,161

Parkland School District

GO, 4.00%, 4/15/2020	20,000	20,072

GO, 4.00%, 4/15/2021	30,000	31,034

Spring-Ford Area School District GO, 4.00%, 3/1/2020	30,000	30,000

State College Area School District GO, 5.00%, 5/15/2020	25,000	25,210

Township of Cranberry GO, 4.00%, 3/1/2020	40,000	40,000

Township of Dover GO, 3.00%, 9/1/2021	25,000	25,774

Township of Lower Merion Series 2014A, GO, 2.00%, 7/15/2020	100,000	100,092

Township of North Coventry GO, AGM, 2.00%, 11/15/2020	30,000	30,028

Trinity Area School District GO, AGM, 4.00%, 11/1/2020 (d)	30,000	30,635

Wilson School District Series 2016B, GO, 4.00%, 3/1/2020	110,000	110,000

		1,433,136

Hospital — 0.5%

Beaver County Hospital Authority, Heritage Valley Health System, Inc. Rev., 5.00%, 5/15/2020	165,000	166,353

DuBois Hospital Authority, Penn Highlands Healthcare Series 2018, Rev., 5.00%, 7/15/2020	55,000	55,805

Grove City Area Hospital Authority, Mercer County Career Center Project Series 2020A, Rev., 4.00%, 5/1/2020	775,000	778,596

		1,000,754

Housing — 2.0%

Indiana County Industrial Development Authority, Residential Revival Indiana Student Housing Project Series 2017C, Rev., BAN, 1.45%, 9/1/2020	4,000,000	4,000,440

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	193

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Housing — continued

Pennsylvania Housing Finance Agency Series 2019-130A, Rev., 1.40%, 4/1/2024	260,000	261,417

		4,261,857

Industrial Development Revenue/Pollution Control Revenue — 0.7%

Montgomery County Industrial Development Authority, Pollution Control Series 2001B, Rev., 2.50%, 4/1/2020 (c)	50,000	50,066

Montgomery County Industrial Development Authority, Waverly Heights Ltd. Project

Series 2019, Rev., 4.00%, 12/1/2021	100,000	104,891

Series 2019, Rev., 4.00%, 12/1/2022	100,000	107,564

Series 2019, Rev., 4.00%, 12/1/2023	125,000	137,574

Pennsylvania Economic Development Financing Authority

Series 2015B, Rev., 5.00%, 3/15/2020	100,000	100,138

Series 2017A, Rev., 4.00%, 11/15/2020	80,000	81,760

Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project Rev., 2.80%, 12/1/2021 (c)	100,000	103,175

Philadelphia Authority for Industrial Development, Gift of Life Donor Project Rev., VRDO, LOC: TD Bank NA, 1.13%, 3/10/2020 (c)	700,000	700,000

		1,385,168

Other Revenue — 0.2%

Commonwealth Financing Authority, Tobacco Master Settlement Payment Series 2018, Rev., 5.00%, 6/1/2020	300,000	302,991

Urban Redevelopment Authority of Pittsburgh, Crawford Square Apartments Project Rev., 2.25%, 6/1/2020 (c)	85,000	85,044

		388,035

Prerefunded — 0.1%

Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Series B, Rev., 5.00%, 12/1/2026 (d)	50,000	53,694

South Fork Municipal Authority, Conemaugh Valley Memorial Hospital Series B, Rev., AGC, 5.38%, 7/1/2035 (d)	30,000	30,435

Southeastern Pennsylvania Transportation Authority

Rev., 5.00%, 3/1/2022 (d)	60,000	60,000

Rev., 5.00%, 3/1/2024 (d)	25,000	25,000

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Prerefunded — continued

Washington County Industrial Development Authority, Washington Jefferson College Rev., 4.00%, 11/1/2020 (d)	25,000	25,129

		194,258

Transportation — 1.1%

Pennsylvania Turnpike Commission

Series 2nd, Rev., VRDO, LOC: TD Bank NA, 1.12%, 3/10/2020 (c)	2,245,000	2,245,000

Series A, Rev., AGM, 5.25%, 7/15/2020	50,000	50,826

		2,295,826

Utility — 0.0% (b)

Philadelphia Gas Works Co., 1998 General Ordinance Rev., 5.00%, 8/1/2020	10,000	10,166

Water & Sewer — 0.1%

Lancaster Area Sewer Authority Rev., 5.00%, 4/1/2020	75,000	75,246

West Goshen Sewer Authority Rev., 3.00%, 5/1/2020	95,000	95,341

		170,587

Total Pennsylvania		12,427,385

Rhode Island — 0.1%

Certificate of Participation/Lease — 0.0% (b)

State of Rhode Island and Providence Plantations, Energy Conservation Project Series 2011A, COP, 3.50%, 4/1/2020	40,000	40,080

Education — 0.0% (b)

Rhode Island Health and Educational Building Corp., Public Schools Financing Program

Series 2016A, Rev., 4.00%, 5/15/2020	10,000	10,063

Series 2019A, Rev., 5.00%, 5/15/2021	25,000	26,236

		36,299

General Obligation — 0.0% (b)

State of Rhode Island and Providence Plantations, Consolidated Capital Development Loan of 2010 Series 2010B, GO, 5.00%, 4/1/2020 (d)	15,000	15,050

Hospital — 0.1%

Rhode Island Health and Educational Building Corp., Hospital Financing Lifespan Group Series 2016A, Rev., 5.00%, 5/15/2021	150,000	156,805

Total Rhode Island		248,234

SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

South Carolina — 1.1%

Education — 0.0% (b)

University of South Carolina Rev., 5.00%, 5/1/2020	40,000	40,274

General Obligation — 0.9%

Aiken County Consolidated School District

Series 2016A, GO, SCSDE, 5.00%, 3/1/2020	25,000	25,000

Series 2018A, GO, SCSDE, 5.00%, 3/1/2020	60,000	60,000

Anderson County School District No. 1 GO, SCSDE, 5.00%, 3/1/2020	220,000	220,000

Beaufort County School District Series 2015A, GO, SCSDE, 5.00%, 3/1/2020	235,000	235,000

Berkeley County School District, County of Bergen Project Series 2014A, GO, SCSDE, 5.00%, 3/1/2020	25,000	25,000

County of Beaufort Series 2013B, GO, 5.00%, 5/1/2020	20,000	20,137

County of Charleston Series 2014A, GO, 2.00%, 6/1/2020	50,000	50,155

County of Dorchester, Transportation Projects Series 2013A, GO, 4.00%, 5/1/2020	45,000	45,234

County of Lancaster Series 2016A, GO, 5.00%, 3/1/2020	30,000	30,000

County of Richland Series 2012A, GO, 5.00%, 3/1/2020	100,000	100,000

Florence School District One GO, SCSDE, 5.00%, 3/1/2020	375,000	375,000

Fort Mill School District No. 4

Series A, GO, SCSDE, 4.00%, 3/1/2020	85,000	85,000

Series 2013D, GO, SCSDE, 5.00%, 3/1/2020	40,000	40,000

Series 2016D, GO, SCSDE, 5.00%, 3/1/2020	60,000	60,000

Horry County School District GO, SCSDE, 5.00%, 3/1/2020	20,000	20,000

Richland County School District No. 1 GO, SCSDE, 5.00%, 3/1/2022	100,000	100,000

Richland County School District No. 2 Series 2012B, GO, SCSDE, 5.00%, 4/1/2020	25,000	25,083

Richland-Lexington Riverbanks Park District GO, 5.00%, 3/1/2020	110,000	110,000

Spartanburg County School District No. 7 Series 2014B, GO, SCSDE, 5.00%, 3/1/2020	30,000	30,000

State of South Carolina, Clemson University Series 2014B, GO, 5.00%, 4/1/2020	50,000	50,165

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — continued

State of South Carolina, Coastal Carolina University Series 2010A, GO, 4.00%, 4/1/2020	50,000	50,126

State of South Carolina, Highway Series A, GO, 5.00%, 10/1/2020	25,000	25,613

		1,781,513

Other Revenue — 0.2%

County of Richland, Hospitality Tax Refunding Series 2013A, Rev., 4.00%, 4/1/2020	100,000	100,248

Saxe Gotha-Lexington Public Facilities Corp. Rev., BAN, 2.50%, 5/8/2020	200,000	200,568

		300,816

Water & Sewer — 0.0% (b)

Anderson Regional Joint Water System Series 2011A, Rev., 5.00%, 7/15/2020	25,000	25,384

City of Anderson, Water and Sewer System Rev., AGM, 5.00%, 7/1/2020	15,000	15,206

Spartanburg Sanitary Sewer District Series 2009-A, Rev., AGC, 4.50%, 3/1/2020 (d)	50,000	50,000

		90,590

Total South Carolina		2,213,193

South Dakota — 0.4%

General Obligation — 0.3%

Rapid City Area School District No. 51-4, Capital Outlay GO, 4.00%, 8/1/2023	630,000	691,860

Housing — 0.1%

South Dakota Board of Regents, Housing and Auxiliary Facility System

Rev., 5.00%, 4/1/2020	50,000	50,158

Series 2013A, Rev., 5.00%, 4/1/2021	70,000	72,962

South Dakota Housing Development Authority, Homeownership Mortgage Series B, Rev., 2.70%, 11/1/2021	20,000	20,556

		143,676

Total South Dakota		835,536

Tennessee — 2.9%

General Obligation — 0.4%

City of Memphis, General Improvements Series 2012A, GO, 5.00%, 4/1/2020	55,000	55,180

City of Pigeon Forge GO, 5.00%, 6/1/2020	20,000	20,204

County of Montgomery GO, 5.00%, 4/1/2020	40,000	40,131

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	195

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

County of Montgomery, Public Improvements GO, 4.00%, 4/1/2020	20,000	20,050

County of Rutherford Series 2010, GO, 4.00%, 4/1/2020	95,000	95,239

County of Shelby

Series A, GO, 4.00%, 3/1/2020	320,000	320,000

Series 2012A, GO, 5.00%, 3/1/2020	25,000	25,000

Series 2016A, GO, 5.00%, 4/1/2020	125,000	125,410

GO, 4.00%, 3/1/2024	75,000	75,107

County of Sumner GO, 5.00%, 6/1/2020	10,000	10,103

State of Tennessee Series A, GO, 5.00%, 9/1/2020	30,000	30,628

Town of Greeneville GO, 3.00%, 6/1/2020	25,000	25,133

		842,185

Hospital — 0.1%

City of Jackson, Madison County General Hospital Rev., 5.00%, 4/1/2020	115,000	115,345

Greeneville Health and Educational Facilities Board, Ballad Health Obligated Group Series 2018A, Rev., 5.00%, 7/1/2020	75,000	76,008

Rutherford County Health and Educational Facilities Board Rev., 2.50%, 11/1/2020 (c)	75,000	75,700

		267,053

Housing — 1.1%

Highlands Residential Services, Walnut Village Project Series 2019, Rev., GNMA COLL, 1.80%, 4/1/2021 (c)	50,000	50,353

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multi-Family Housing, Dandridge Towers Project Rev., 1.87%, 7/1/2020 (c)	1,910,000	1,913,877

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multi-Family Housing, Trevecca Towers I/East Project Rev., 2.00%, 1/1/2021 (c)	300,000	302,346

		2,266,576

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Pigeon Forge Industrial Development Board Rev., 5.00%, 6/1/2022	50,000	52,556

Other Revenue — 0.7%

Clarksville Public Building Authority Rev., VRDO, LOC: Bank of America NA, 1.39%, 3/2/2020 (c)	1,300,000	1,300,000

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Other Revenue — continued

Metropolitan Government of Nashville and Davidson County Series 2011-B, Rev., 4.50%, 5/15/2020	115,000	115,848

		1,415,848

Prerefunded — 0.6%

Chattanooga Health Educational and Housing Facility Board, Catholic Health Initiatives Series 2013A, Rev., 5.25%, 1/1/2045 (d)	245,000	274,760

Johnson City Health and Educational Facilities Board, Mountain States Health Alliance Series 2010-A, Rev., 6.50%, 7/1/2038 (d)	850,000	865,674

		1,140,434

Utility — 0.0% (b)

Harpeth Valley Utilities District of Davidson and Williamson Counties Rev., 3.00%, 9/1/2020	25,000	25,271

Water & Sewer — 0.0% (b)

City of Memphis, Sanitary Sewerage System Rev., 5.00%, 10/1/2020	20,000	20,488

Total Tennessee		6,030,411

Texas — 8.0%

Education — 0.5%

Alamo Community College District, Financing System Senior lien Series 2012A, Rev., 5.00%, 11/1/2020	20,000	20,548

Austin Community College District, Combined Fee Series 2014A, Rev., 5.00%, 2/1/2021	45,000	46,679

Clifton Higher Education Finance Corp., Baylor University Rev., 5.00%, 3/1/2020	80,000	80,000

Clifton Higher Education Finance Corp., Idea Public Schools

Series 2014, Rev., PSF-GTD, 5.00%, 8/15/2020	75,000	76,405

Rev., 4.80%, 8/15/2021 (d)	215,000	222,488

Houston Community College System Rev., 5.00%, 4/15/2020	75,000	75,364

Houston Community College System, Senior Lien Student Fee Rev., 5.00%, 4/15/2021	160,000	160,776

Permanent University Fund - Texas A&M University System Series A, Rev., 5.00%, 7/1/2020	35,000	35,482

SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Education — continued

Red River Education Finance Corp., Higher Education, Christian University Project Rev., 5.00%, 3/15/2020	100,000	100,139

Texas A&M University, Financing System Series 2010A, Rev., 5.00%, 5/15/2020	20,000	20,168

Texas State University System

Rev., 4.00%, 3/15/2020	45,000	45,048

Rev., 4.50%, 3/15/2020	140,000	140,172

Texas State University, Financing System Rev., 5.00%, 3/15/2020	25,000	25,035

Texas Woman’s University Rev., 4.00%, 7/1/2020	40,000	40,410

University of Texas (The), Board of Regents, Financing System Series A, Rev., 5.00%, 8/15/2020	20,000	20,379

		1,109,093

General Obligation — 3.3%

Aledo Independent School District GO, PSF-GTD, Zero Coupon, 2/15/2022	85,000	83,446

Austin Community College District GO, 5.00%, 8/1/2020	40,000	40,686

Austin Community College District, Limited Tax GO, 5.00%, 8/1/2020	25,000	25,429

Bastrop Independent School District Series 2013A, GO, PSF-GTD, 3.00%, 2/15/2023	205,000	213,436

Buna Independent School District, School Building GO, PSF-GTD, 2.25%, 8/15/2023	160,000	163,566

City of Brownsville GO, 4.00%, 2/15/2022	265,000	281,056

City of Bryan GO, 3.00%, 8/15/2022	25,000	26,313

City of Burleson

GO, 3.00%, 3/1/2020	100,000	100,000

GO, 4.00%, 3/1/2020	100,000	100,000

City of Cedar Hill GO, 5.00%, 2/15/2021	40,000	41,575

City of Corpus Christi, General Improvement GO, 5.00%, 3/1/2020	40,000	40,000

City of Dallas GO, 5.00%, 2/15/2021	75,000	77,946

City of Del Rio GO, 5.00%, 6/1/2020	50,000	50,503

City of Edinburg GO, 5.00%, 3/1/2022	20,000	21,614

City of El Paso GO, 5.00%, 8/15/2021	30,000	31,795

City of Fort Worth GO, 5.00%, 3/1/2020	20,000	20,000

City of Fort Worth, Tarrant, Denton, Parker and Wise Counties GO, 3.50%, 3/1/2020	180,000	180,000

City of Frisco GO, 5.00%, 2/15/2021	25,000	25,992

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — continued

City of Grand Prairie, Combination Tax Series 2013A, GO, 5.00%, 2/15/2021	65,000	67,603

City of Houston, Public Improvement Series 2010A, GO, 5.00%, 3/1/2020	45,000	45,000

City of Hutto GO, 5.00%, 2/1/2021	110,000	114,123

City of Lewisville GO, 5.00%, 2/15/2021	30,000	31,202

City of Midland GO, 4.00%, 3/1/2020	25,000	25,000

City of Paris GO, 4.50%, 12/15/2020	30,000	30,850

City of Pearland GO, 4.00%, 3/1/2020	40,000	40,000

City of Pflugerville, Limited Tax GO, 4.00%, 8/1/2020	50,000	50,653

Clint Independent School District GO, PSF-GTD, 4.00%, 8/15/2020	25,000	25,363

Columbia-Brazoria Independent School District, Unlimited Tax GO, PSF-GTD, 3.00%, 2/1/2025 (f)	200,000	218,394

County of Bexar, Certificates of Obligation

Series B, GO, 5.00%, 6/15/2020	40,000	40,478

Series B, GO, 5.00%, 6/15/2021	20,000	21,081

County of Brazos, Limited Tax GO, 5.00%, 9/1/2020	20,000	20,413

County of Chambers GO, 3.00%, 3/1/2020	150,000	150,000

County of Fort Bend

GO, 5.00%, 3/1/2020	175,000	175,000

Series A, GO, 5.00%, 3/1/2020	25,000	25,000

Series B, GO, 5.00%, 3/1/2020	50,000	50,000

County of Hidalgo GO, 5.00%, 8/15/2021	45,000	47,699

County of San Patricio, Combination Tax and Revenue Certificates GO, 3.00%, 4/1/2020	30,000	30,050

County of Travis, Certificate of Obligation Limited Tax Series 2019A, GO, 5.00%, 3/1/2020	25,000	25,000

El Paso County Hospital District GO, 5.00%, 8/15/2020	600,000	609,516

El Paso Independent School District, Unlimited Tax Refunding GO, PSF-GTD, 5.00%, 8/15/2020	20,000	20,380

Harris County Municipal Utility District No. 468, Unlimited Tax GO, AGM, 2.00%, 9/1/2020	15,000	15,073

Hays Consolidated Independent School District, School Building Series 2018B, GO, PSF-GTD, 2.70%, 8/15/2023 (c)	100,000	104,032

Hidalgo County Drain District No. 1, Improvement GO, 5.00%, 9/1/2022	100,000	110,145

Keller Independent School District, Unlimited Tax Series A, GO, PSF-GTD, 5.00%, 8/15/2021	20,000	21,217

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	197

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

Montgomery County Municipal Utility District No. 46 GO, 3.00%, 3/1/2020	50,000	50,000

Northside Independent School District Series 2014A, GO, PSF-GTD, 5.00%, 2/15/2021	30,000	31,199

State of Texas Series 2011B, GO, VRDO, LIQ: State Street Bank & Trust, 1.18%, 3/10/2020 (c)	2,915,000	2,915,000

State of Texas, Transportation Commission Highway Improvement GO, 5.00%, 4/1/2020	80,000	80,264

Town of Prosper GO, 5.00%, 8/15/2020	20,000	20,376

		6,733,468

Hospital — 0.2%

Tarrant County Cultural Education Facilities Finance Corp., Christus Health Series A, Rev., 5.00%, 7/1/2020	400,000	405,244

Housing — 0.5%

Boerne Public Facilities Corp., LIV at Boerne Senior Apartments Rev., 2.75%, 11/1/2021 (c)	100,000	102,793

Capital Area Housing Finance Corp., Mission Trail at El Camino Real Apartments Rev., 2.10%, 9/1/2022 (c)	125,000	126,781

City of Dallas Housing Finance Corp., Palladium Redbird Rev., 1.50%, 4/1/2022 (c)	100,000	100,761

Las Varas Public Facility Corp., Wurzbach Manor Apartments Rev., 1.70%, 12/1/2020 (c)	260,000	261,134

Panhandle Regional Housing Finance Agency Rev., 2.00%, 5/1/2020 (c)	125,000	125,177

San Antonio Housing Trust Finance Corp., Alsbury Park Apartments Rev., FHA, 1.37%, 9/1/2021 (c)	40,000	40,210

Texas Department of Housing and Community Affairs, Springs Apartments Rev., FHA, 2.23%, 5/1/2020 (c)	275,000	275,520

Texas State Affordable Housing Corp., Single Family Mortgage Series 2011B, Rev., AMT, GNMA COLL, 3.25%, 3/1/2020	35,000	35,000

		1,067,376

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Texas City Industrial Development Corp., Arco Pipe Line Co. Project Rev., 7.38%, 10/1/2020	100,000	103,526

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Other Revenue — 0.4%

Lower Colorado River Authority

Series 2010B, Rev., 4.00%, 5/15/2020 (d)	75,000	75,481

Series A, Rev., 5.00%, 5/15/2020 (d)	35,000	35,294

Lower Colorado River Authority, Transmission Contract, LCRA Transmission Services Corp. Project Series 2010B, Rev., 5.00%, 5/15/2020	40,000	40,334

Nueces River Authority Rev., 5.00%, 7/15/2020	20,000	20,306

Red River Authority Rev., NATL-RE, 4.45%, 6/1/2020	550,000	554,295

Trinity River Authority, Tarrant County Water Project Rev., 4.00%, 2/1/2021	35,000	36,002

		761,712

Prerefunded — 0.5%

City of Annetta, Certificates of Obligation GO, 5.00%, 8/1/2035 (d)	295,000	299,974

City of Killeen Series 2011, GO, 5.00%, 8/1/2025 (d)	25,000	25,432

Conroe Independent School District, School Building Series 2012, GO, PSF-GTD, 5.00%, 2/15/2025 (d)	20,000	20,797

North Texas Tollway Authority System, First Tier Rev., 6.00%, 1/1/2043 (d)	160,000	166,862

Tarrant County Cultural Education Facilities Finance Corp.

Rev., 5.00%, 8/15/2033 (d)	70,000	71,308

Rev., 5.25%, 8/15/2040 (d)	145,000	147,873

Travis County Health Facilities Development Corp. Rev., 7.13%, 11/1/2040 (d)	355,000	369,431

		1,101,677

Transportation — 1.8%

Alamo Regional Mobility Authority, Vehicle Registration Fee Senior Lien Rev., 5.00%, 6/15/2021	25,000	26,351

City of Houston, Airport System Subordinate Lien Rev., VRDO, LOC: Barclays Bank plc, 1.15%, 3/10/2020 (c)	3,500,000	3,500,000

City of Houston, Airport System, Subordinate Lien Series B, Rev., 5.00%, 7/1/2020	40,000	40,551

County of Fort Bend, Toll Road, Senior Lien Rev., 2.00%, 3/1/2020	15,000	15,000

Dallas Area Rapid Transit, Senior Lien Rev., 4.00%, 12/1/2020	20,000	20,476

SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Transportation — continued

Texas Transportation Commission State Highway Fund, First Tier Series 2014-A, Rev., 5.00%, 4/1/2020	35,000	35,115

		3,637,493

Utility — 0.3%

City of El Paso Municipal Drainage Utility System Rev., 4.00%, 3/1/2020	50,000	50,000

City of Garland, Electric Utility System

Series 2011A, Rev., 5.00%, 3/1/2020	20,000	20,000

Series 2016B, Rev., 5.00%, 3/1/2020	100,000	100,000

Series 2011A, Rev., 5.00%, 3/1/2022	95,000	95,000

Series 2011A, Rev., 5.00%, 3/1/2023	55,000	55,000

Lower Colorado River Authority, Transmission Contract, LCRA Transmission Services Corp. Project Rev., 5.00%, 5/15/2020	85,000	85,709

Texas Municipal Power Agency Rev., 5.00%, 9/1/2020	255,000	260,107

		665,816

Water & Sewer — 0.5%

City of Amarillo, Waterworks and Sewer System Rev., 5.00%, 4/1/2020	60,000	60,196

City of Arlington, Water and Wastewater System

Series 2015A, Rev., 5.00%, 6/1/2020	50,000	50,516

Series 2018A, Rev., 5.00%, 6/1/2020	50,000	50,516

City of El Paso, Water and Sewer System Rev., 5.00%, 3/1/2020	25,000	25,000

City of Garland, Water & Sewer System

Rev., 4.00%, 3/1/2020	45,000	45,000

Series 2011A, Rev., 4.00%, 3/1/2020	100,000	100,000

Series 2014A, Rev., 5.00%, 3/1/2020	25,000	25,000

Series 2018, Rev., 5.00%, 3/1/2020	135,000	135,000

City of Mesquite, Waterworks and Sewer System Rev., AGM, 4.13%, 3/1/2027	100,000	100,000

County of El Paso, Water and Sewer Rev., 4.00%, 3/1/2020	125,000	125,000

North Texas Municipal Water District Water System Rev., 5.00%, 9/1/2020	25,000	25,522

North Texas Municipal Water District, Wastewater System and Improvement Rev., 5.00%, 6/1/2020	40,000	40,413

San Antonio Water System Series 2017A, Rev., 5.00%, 5/15/2021	20,000	21,018

San Antonio Water System, Junior Lien Series B, Rev., 5.00%, 5/15/2020	35,000	35,298

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Water & Sewer — continued

Tarrant Regional Water District Rev., 5.00%, 3/1/2020	25,000	25,000

Tarrant Regional Water District, Water Control and Improvement Series 2012A, Rev., 4.00%, 3/1/2020	45,000	45,000

Trinity River Authority Central Regional Wastewater System Rev., 5.00%, 8/1/2021	60,000	63,494

		971,973

Total Texas		16,557,378

Utah — 1.5%

Education — 0.1%

Utah Charter School Finance Authority

Series A, Rev., 5.00%, 4/15/2021	35,000	36,546

Series A, Rev., 5.00%, 4/15/2022	30,000	32,337

Series A, Rev., 5.00%, 4/15/2023	80,000	89,114

Utah State Board of Regents, University of Utah, Student Building Fee Rev., AGM, 5.00%, 6/1/2020	25,000	25,252

		183,249

General Obligation — 0.1%

Central Utah Water Conservancy District, Limited Tax Series 2011B, GO, 5.00%, 4/1/2020	20,000	20,066

Davis School District, Utah School District Bond Guaranty Program Series 2019A, GO, 5.00%, 6/1/2020	70,000	70,730

Magna Water District GO, 5.00%, 6/1/2023	50,000	56,607

Washington County School District Board of Education GO, 4.00%, 3/1/2020	20,000	20,000

Weber School District, School Building GO, 5.00%, 6/15/2020	15,000	15,181

		182,584

Hospital — 1.0%

County of Utah, IHC Health Services, Inc.

Series C, Rev., VRDO, LIQ: BMO Harris Bank NA, 1.10%, 3/10/2020 (c)	2,100,000	2,100,000

Series 2018A, Rev., 5.00%, 5/15/2020	20,000	20,169

		2,120,169

Other Revenue — 0.1%

City of Ogden City Rev., 3.00%, 1/15/2022	270,000	280,676

Utah Transit Authority, Sales Tax Series A, Rev., 5.00%, 6/15/2020	25,000	25,300

		305,976

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	199

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Prerefunded — 0.0% (b)

Central Weber Sewer Improvement District Series 2010A, Rev., AGM, 5.00%, 3/1/2021 (d)	25,000	25,000

Utility — 0.1%

Utah Associated Municipal Power Systems, Payson Power Project Rev., 5.00%, 4/1/2020	220,000	220,700

Water & Sewer — 0.1%

Central Weber Sewer Improvement District Series 2010A, Rev., AGM, 5.00%, 3/1/2020	20,000	20,000

Hooper Water Improvement District Rev., 4.00%, 6/15/2020	40,000	40,348

North Davis County Sewer District Series 2009A, Rev., 5.00%, 3/1/2020	45,000	45,000

		105,348

Total Utah		3,143,026

Vermont — 0.0% (b)

General Obligation — 0.0% (b)

City of Burlington Series 2018D, GO, 5.00%, 11/1/2020	65,000	66,682

Virginia — 0.4%

General Obligation — 0.1%

City of Virginia Beach, Public Improvement Series 2012B, GO, 5.00%, 4/1/2020	20,000	20,066

County of Stafford, Public Improvement GO, 5.00%, 7/1/2020	45,000	45,628

		65,694

Housing — 0.2%

Virginia Housing Development Authority, Commonwealth Mortgage Series 2012C-4, Rev., 2.49%, 1/1/2022	200,000	205,720

Virginia Housing Development Authority, Homeownership Mortgage Series 2010B, Rev., 3.40%, 3/1/2020	20,000	20,000

Virginia Housing Development Authority, Rental Housing Series 2018A,

Rev., 2.05%, 3/1/2022	20,000	20,010

Rev., 4.55%, 9/1/2035	110,000	110,011

		355,741

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Albermarle County Economic Development Authority, Virginia Public Facility Rev., 5.00%, 6/1/2020	30,000	30,312

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Prerefunded — 0.0% (b)

City of Newport News, General Improvement Series 2011A, GO, 5.00%, 7/1/2022 (d)	25,000	25,344

Fairfax County Economic Development Authority, Silver Line Phase I Project Rev., 5.00%, 4/1/2037 (d)	25,000	25,083

		50,427

Transportation — 0.1%

Virginia Commonwealth Transportation Board

Series 2012B, Rev., GAN, 5.00%, 3/15/2020	25,000	25,035

Series 2013-A, Rev., GAN, 5.00%, 3/15/2020	25,000	25,035

Series A, Rev., GAN, 5.00%, 3/15/2020	115,000	115,161

Virginia Commonwealth Transportation Board, Capital Projects Rev., 5.00%, 5/15/2020	25,000	25,211

		190,442

Water & Sewer — 0.0% (b)

Fairfax County Water Authority, Water Series 2013A, Rev., 4.00%, 4/1/2020	20,000	20,050

Virginia Resources Authority, Clean Water State Revolving Fund Rev., 5.00%, 10/1/2020	15,000	15,368

		35,418

Total Virginia		728,034

Washington — 0.8%

Certificate of Participation/Lease — 0.0% (b)

State of Washington, Local Agency Real and Personal Property Series 2018C, COP, 5.00%, 7/1/2020	35,000	35,478

State of Washington, State and Local Agency Real and Personal Property Series 2015A, COP, 5.00%, 7/1/2020	25,000	25,342

		60,820

Education — 0.0% (b)

Washington State University Rev., 5.00%, 10/1/2020	35,000	35,846

General Obligation — 0.4%

City of Richland Series 2013A, GO, 4.00%, 12/1/2021	40,000	42,248

City of Seattle, Limited Tax Series B, GO, 5.00%, 8/1/2020	35,000	35,609

SEE NOTES TO FINANCIAL STATEMENTS.

200	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

County of Skagit, Limited Tax GO, 5.00%, 12/1/2021	20,000	21,470

King County Public Hospital District No. 2, Evergreenhealth GO, 5.00%, 12/1/2021	60,000	64,411

King County School District No. 210 Federal Way, Unlimited Tax Series 2010B, GO, 4.00%, 6/1/2020	25,000	25,194

King County School District No. 405 Bellevue, Credit Enhancement Program GO, 5.00%, 12/1/2020	20,000	20,628

State of Washington

Series R-2015G, GO, 4.00%, 7/1/2020	25,000	25,266

Series R-2016A, GO, 5.00%, 7/1/2020	45,000	45,626

Series R-2021A, GO, 5.00%, 6/1/2024 (f)	500,000	561,765

State of Washington, Motor Vehicle Fuel Tax Series B, GO, 5.00%, 8/1/2020	20,000	20,349

		862,566

Housing — 0.0% (b)

Snohomish County Housing Authority Rev., 5.00%, 4/1/2020	20,000	20,061

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

City of Seattle, Solid Waste Rev., 5.00%, 5/1/2020	25,000	25,169

Other Revenue — 0.1%

FYI Properties, State of Washington District Project - Green Bonds Rev., 5.00%, 6/1/2021	110,000	115,681

Prerefunded — 0.2%

County of King, Sewer

Rev., 5.00%, 1/1/2022 (d)	25,000	25,879

Series 2011C, Rev., 5.00%, 1/1/2035(d)	25,000	25,879

Grant County Public Utility District No. 2, Electric System Series 2011-I, Rev., 5.00%, 1/1/2022 (d)	25,000	25,879

Washington Health Care Facilities Authority, Catholic Health Initiatives Series 2011A, Rev., 5.00%, 2/1/2041 (d)	40,000	41,492

Washington Health Care Facilities Authority, Providence Health and Services Series 2010A, Rev., 5.25%, 10/1/2039 (d)	175,000	175,606

		294,735

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Transportation — 0.0% (b)

State of Washington, Federal Highway Grant Series 2012F, Rev., GRAN, 5.00%, 9/1/2020	20,000	20,415

Utility — 0.1%

City of Kent, Utility System Rev., 5.00%, 12/1/2020	25,000	25,787

Energy Northwest, Electric Generating Station Series A, Rev., 5.00%, 7/1/2021	25,000	26,401

Grays Harbor County Public Utility District No. 1, Electric and Refunding Series 2015A, Rev., 5.00%, 1/1/2025	100,000	118,741

		170,929

Water & Sewer — 0.0% (b)

City of Seattle, Water System Improvement Rev., 5.00%, 5/1/2020	25,000	25,169

Total Washington		1,631,391

West Virginia — 0.6%

General Obligation — 0.0% (b)

Ohio County Board of Education GO, 2.00%, 6/1/2020	15,000	15,043

State of West Virginia Series 2015A, GO, 5.00%, 6/1/2020	10,000	10,103

		25,146

Hospital — 0.2%

Monongalia County Building Commission, Health System Rev., 5.00%, 7/1/2020	200,000	202,234

Monongalia County Building Commission, Monongalia Health System Obligated Group Rev., 5.00%, 7/1/2020	200,000	202,234

		404,468

Transportation — 0.1%

West Virginia Commissioner of Highways Series 2017A, Rev., 5.00%, 9/1/2020	75,000	76,536

Utility — 0.3%

West Virginia Economic Development Authority, Appalachian Power Co. - AMOS Project Series 2009-B, Rev., 2.63%, 6/1/2022 (c)	500,000	517,875

West Virginia Economic Development Authority, Correctional, Juvenile and Public Safety Facilities Series 2012A, Rev., 5.00%, 6/1/2020	100,000	101,002

		618,877

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	201

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Water & Sewer — 0.0% (b)

City of Charleston, Sewerage System Series 2016A, Rev., 2.00%, 7/1/2020	50,000	50,161

Total West Virginia		1,175,188

Wisconsin — 5.5%

Certificate of Participation/Lease — 0.0% (b)

State of Wisconsin Series 2015A, COP, 5.00%, 3/1/2020	35,000	35,000

Education — 1.1%

Milwaukee Redevelopment Authority, Milwaukee Public Schools

Series 2017, Rev., 5.00%, 11/15/2022	365,000	403,898

Series 2017, Rev., 5.00%, 11/15/2023	130,000	148,678

Milwaukee Redevelopment Authority, Milwaukee Public Schools - Neighborhood Schools Initiative Rev., NATL-RE, 4.00%, 8/1/2023	400,000	439,416

Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Group

Series 2018B-2, Rev., 5.00%, 1/25/2023 (c)	30,000	33,433

Series 2018B-3, Rev., 5.00%, 1/31/2024 (c)	1,000,000	1,152,950

		2,178,375

General Obligation — 3.4%

Baraboo School District GO, 5.00%, 4/1/2020	100,000	100,318

Beloit Turner School District GO, 2.00%, 3/1/2020	35,000	35,000

City of Appleton, Promissory Notes

Series 2019A, GO, 3.00%, 4/1/2020	55,000	55,092

Series 2018A, GO, 4.00%, 4/1/2020	100,000	100,245

City of Brookfield GO, 2.00%, 11/1/2020	390,000	392,921

City of Eau Claire, Promissory Notes Series 2016C, GO, 3.00%, 4/1/2020	50,000	50,082

City of Manitowoc

GO, 2.00%, 2/1/2021	385,000	388,796

GO, 2.00%, 2/1/2023	320,000	327,392

City of Merrill

Series 2019A, GO, 3.00%, 10/1/2020	95,000	96,168

Series 2019A, GO, 3.00%, 10/1/2021	60,000	62,008

Series 2019A, GO, 3.00%, 10/1/2022	60,000	62,702

City of Milwaukee, Promissory Notes GO, 5.00%, 5/1/2020	15,000	15,101

City of Oshkosh

Series A, GO, 0.05%, 12/1/2022	70,000	68,037

Series A, GO, 2.00%, 12/1/2023	200,000	206,868

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — continued

City of Shawano, Promissory Notes Series 2019, GO, 3.00%, 4/1/2022	140,000	145,512

City of Waukesha Series A, GO, 4.00%, 10/1/2020	20,000	20,359

City of West Allis, Corporate Purpose Series 2018A, GO, 4.00%, 4/1/2020	455,000	456,115

County of Milwaukee Series 2018D, GO, 3.00%, 8/1/2024	100,000	109,005

County of Milwaukee, Promissory Notes Series 2016C, GO, 2.00%, 9/1/2020 (d)	10,000	10,057

Edgerton School District, School Building and Improvements GO, 4.00%, 3/1/2020	40,000	40,000

Fond Du Lac School District, Promissory Notes Series 2019A, GO, 3.00%, 4/1/2020	30,000	30,050

Ithaca School District, School Improvement Series 2014, GO, 3.00%, 3/1/2021	175,000	178,699

Janesville School District GO, 1.50%, 3/1/2020	100,000	100,000

Madison Area Technical College, Promissory Notes Series 2017-18A, GO, 5.00%, 3/1/2020	35,000	35,000

Marinette School District, Promissory Notes GO, 2.00%, 3/1/2020	100,000	100,000

McFarland School District, School Improvement Series 2017A, GO, 5.00%, 4/1/2020	25,000	25,081

Milwaukee Area Technical College District, Promissory Note Series 2015-16G, GO, 3.00%, 6/1/2020	100,000	100,530

Oshkosh Area School District Series 2012B, GO, 3.00%, 3/1/2020	50,000	50,000

Sevastopol School District, Promissory Notes

GO, 4.00%, 3/1/2024 (f)	985,000	1,097,674

GO, 4.00%, 3/1/2025 (f)	625,000	712,469

State of Wisconsin

Series 2009C, GO, 4.50%, 5/1/2020	105,000	105,633

Series 1, GO, 5.00%, 5/1/2020	80,000	80,547

Series 2015C, GO, 5.00%, 5/1/2020	25,000	25,171

Series 3, GO, 5.00%, 11/1/2020	65,000	66,822

Village of DeForest, Promissory Notes Series 2019A, GO, 0.05%, 5/1/2021	25,000	24,761

Village of Fox Crossing GO, 3.00%, 4/1/2024	185,000	199,806

SEE NOTES TO FINANCIAL STATEMENTS.

202	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

Village of Menomonee Falls

GO, 4.00%, 3/1/2020	50,000	50,000

Series A, GO, 4.00%, 3/1/2020	30,000	30,000

Series B, GO, 3.50%, 2/1/2022	150,000	157,431

Series B, GO, 3.50%, 2/1/2023	155,000	165,766

Series B, GO, 3.50%, 2/1/2024	245,000	267,425

Village of Shorewood Series 2016A, GO, 4.00%, 8/1/2020	75,000	75,958

Village of Sussex Series 2019C, GO, 5.00%, 10/1/2020	115,000	117,723

Waukesha School District, Promissory Notes GO, 4.00%, 4/1/2020	25,000	25,062

West Salem School District GO, 1.25%, 4/1/2022	200,000	200,042

Whitnall School District, Promissory Notes GO, 4.00%, 3/1/2020	200,000	200,000

		6,963,428

Hospital — 0.3%

University of Wisconsin Hospitals and Clinics Series 2013A, Rev., 5.00%, 4/1/2021	50,000	52,188

Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Group Series 2018B-1, Rev., 5.00%, 1/26/2022 (c)	95,000	102,310

Wisconsin Health and Educational Facilities Authority, Ascension Health Alliance Senior Credit Group Series 2013B-3, Rev., 5.00%, 6/1/2020 (c)	250,000	252,480

Wisconsin Health and Educational Facilities Authority, Ascension Health Credit Group Series 2013A, Rev., 5.00%, 11/15/2020	10,000	10,290

Wisconsin Health and Educational Facilities Authority, Ministry Healthcare, Inc. Series 2010B, Rev., 4.25%, 8/15/2020 (d)	20,000	20,302

Wisconsin Health and Educational Facilities Authority, Prohealth Care Inc. Series 2012A, Rev., 5.00%, 8/15/2020	105,000	106,933

Wisconsin Health and Educational Facilities Authority, SSM Health Care Series 2010A, Rev., 4.00%, 6/1/2020 (d)	40,000	40,308

Wisconsin Health and Educational Facilities Authority, Unity Point Health Series 2014A, Rev., 5.00%, 12/1/2021	120,000	128,387

		713,198

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Housing — 0.0% (b)

Wisconsin Housing and Economic Development Authority Series 2016A, Rev., 1.90%, 5/1/2020	10,000	10,015

Other Revenue — 0.1%

City of Waukesha Series 2019D, Rev., RAN, 4.00%, 7/1/2020	125,000	125,795

Prerefunded — 0.1%

State of Wisconsin

Series 1, GO, 5.00%, 5/1/2021 (d)	20,000	20,135

Series 1, GO, 5.00%, 5/1/2024 (d)	155,000	156,037

State of Wisconsin Clean Water Fund Leveraged Loan Portfolio

Series 4, Rev., 5.00%, 6/1/2021 (d)	35,000	35,355

Series 4, Rev., 5.00%, 6/1/2030 (d)	50,000	50,508

		262,035

Transportation — 0.0% (b)

Wisconsin Department of Transportation

Series 2012 1, Rev., 5.00%, 7/1/2020	35,000	35,484

Series A, Rev., 5.00%, 7/1/2020	35,000	35,483

		70,967

Water & Sewer — 0.5%

City of Appleton, Storm Water System Rev., 4.00%, 4/1/2020	65,000	65,158

City of Madison, Water Utility Rev., BAN, 1.50%, 11/1/2024	1,050,000	1,052,741

		1,117,899

Total Wisconsin		11,476,712

Wyoming — 0.0% (b)

Education — 0.0% (b)

University of Wyoming Series 2011B, Rev., 4.00%, 6/1/2020	25,000	25,194

Total Municipal Bonds (Cost $200,990,393)		201,651,224

	SHARES
Short-Term Investments — 4.2%

Investment Companies — 4.2%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.02% (h) (i) (Cost $8,637,248)	8,637,248	8,637,248

Total Investments — 101.5% (Cost $209,627,641)		210,288,472
Liabilities in Excess of Other Assets — (1.5)%		(3,102,890)

NET ASSETS — 100.0%		207,185,582

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	203

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAN	Bond Anticipation Note
COLL	Collateral
COP	Certificate of Participation
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Note
GNMA	Government National Mortgage Association
GO	General Obligation
GRAN	Grant Revenue Anticipation Note
GTD	Guaranteed
ICE	Intercontinental Exchange
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
LOC	Letter of Credit
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RAN	Revenue Anticipation Note
RE	Reinsured
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
SIFMA	The Securities Industry and Financial Markets Association
TAN	Tax Anticipation Note
USD	United States Dollar
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2020.
(d)	Security is prerefunded or escrowed to maturity.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2020.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 29, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

204	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — 85.6%

Azerbaijan — 0.7%

Republic of Azerbaijan

4.75%, 3/18/2024 (a)	200,000	213,750

3.50%, 9/1/2032 (b)	450,000	449,578

		663,328

Bahrain — 3.6%

CBB International Sukuk Co. 7 SPC 6.88%, 10/5/2025 (a)	205,000	235,750

CBB International Sukuk Programme Co. SPC 4.50%, 3/30/2027 (b)	200,000	204,000

Kingdom of Bahrain

6.13%, 7/5/2022(b)	358,000	381,158

6.13%, 8/1/2023 (b)	240,000	262,125

7.00%, 1/26/2026 (b)	321,000	370,454

7.00%, 10/12/2028 (b)	1,463,000	1,691,594

6.00%, 9/19/2044 (b)	200,000	200,000

		3,345,081

Bolivia, Plurinational State of — 0.2%

Plurinational State of Bolivia 4.50%, 3/20/2028 (b)	200,000	194,062

Brazil — 6.1%

Federative Republic of Brazil

2.63%, 1/5/2023	608,000	617,120

8.88%, 4/15/2024	20,000	25,394

4.25%, 1/7/2025	780,000	850,687

6.00%, 4/7/2026	181,000	216,012

4.63%, 1/13/2028	446,000	491,576

4.50%, 5/30/2029	510,000	556,856

8.25%, 1/20/2034	630,000	910,547

7.13%, 1/20/2037	40,000	53,750

5.63%, 1/7/2041	305,000	360,377

5.63%, 2/21/2047	842,000	1,008,032

4.75%, 1/14/2050	444,000	469,946

		5,560,297

Chile — 0.6%

Republic of Chile

3.24%, 2/6/2028	200,000	215,437

3.50%, 1/25/2050	270,000	296,916

		512,353

China — 0.2%

Export-Import Bank of China (The) 2.88%, 4/26/2026 (a)	200,000	214,188

Colombia — 2.3%

Republic of Colombia

8.13%, 5/21/2024	420,000	518,437

3.88%, 4/25/2027	216,000	232,875

7.38%, 9/18/2037	304,000	450,395

6.13%, 1/18/2041	110,000	148,706

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Colombia — continued

5.63%, 2/26/2044	205,000	265,027

5.00%, 6/15/2045	437,000	529,726

		2,145,166

Croatia — 0.3%

Republic of Croatia 6.00%, 1/26/2024 (b)	265,000	303,011

Dominican Republic — 4.4%

Dominican Republic Government Bond 5.88%, 4/18/2024 (b)	278,000	299,197

5.50%, 1/27/2025 (b)	218,000	233,737

5.95%, 1/25/2027 (a)	722,000	789,688

5.95%, 1/25/2027 (b)	198,000	216,563

6.00%, 7/19/2028 (b)	560,000	617,050

7.45%, 4/30/2044 (b)	419,000	495,598

6.85%, 1/27/2045 (b)	860,000	956,481

6.40%, 6/5/2049 (b)	428,000	452,209

		4,060,523

Ecuador — 3.2%

Republic of Ecuador

7.95%, 6/20/2024 (b)	1,000,000	743,438

9.65%, 12/13/2026 (b)	1,705,000	1,277,045

8.88%, 10/23/2027 (b)	201,000	145,222

7.88%, 1/23/2028 (b)	500,000	353,125

10.75%, 1/31/2029 (a)	530,000	403,628

		2,922,458

Egypt — 1.9%

Arab Republic of Egypt

5.58%, 2/21/2023(a)	405,000	418,163

7.50%, 1/31/2027 (b)	330,000	367,950

7.60%, 3/1/2029 (b)	200,000	214,438

8.50%, 1/31/2047 (b)	500,000	536,406

8.70%, 3/1/2049 (a)	200,000	215,062

		1,752,019

Ethiopia — 0.5%

Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (b)	400,000	423,500

Gabon — 0.5%

Gabonese Republic 6.38%, 12/12/2024 (b)	440,000	460,625

Hungary — 1.1%

Hungary Government Bond 5.38%, 2/21/2023	322,000	353,797

5.75%, 11/22/2023	300,000	340,688

5.38%, 3/25/2024	100,000	113,625

7.63%, 3/29/2041	108,000	184,680

		992,790

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	205

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — continued

India — 0.2%

Export-Import Bank of India 3.88%, 2/1/2028 (b)	200,000	213,424

Indonesia — 2.6%

Perusahaan Penerbit SBSN Indonesia III 4.55%, 3/29/2026 (b)	200,000	222,125

4.15%, 3/29/2027 (b)	200,000	218,313

Republic of Indonesia

3.38%, 4/15/2023 (a)	200,000	207,313

4.75%, 1/8/2026 (b)	200,000	224,312

3.50%, 1/11/2028	200,000	211,375

4.10%, 4/24/2028	200,000	219,937

6.63%, 2/17/2037 (b)	411,000	577,712

6.75%, 1/15/2044 (b)	200,000	298,719

3.70%, 10/30/2049	200,000	205,663

		2,385,469

Iraq — 1.1%

Republic of Iraq

6.75%, 3/9/2023 (b)	514,000	511,591

5.80%, 1/15/2028 (b)	520,000	493,187

		1,004,778

Ivory Coast — 1.4%

Republic of Cote d’Ivoire

6.38%, 3/3/2028 (b)	422,000	455,760

5.75%, 12/31/2032 (b) (c)	383,040	370,112

6.13%, 6/15/2033 (b)	410,000	418,969

		1,244,841

Jamaica — 1.9%

Jamaica Government Bond

6.75%, 4/28/2028	230,000	269,100

8.00%, 3/15/2039	876,000	1,197,656

7.88%, 7/28/2045	225,000	304,805

		1,771,561

Jordan — 1.1%

Hashemite Kingdom of Jordan

6.13%, 1/29/2026 (b)	266,000	284,370

5.75%, 1/31/2027 (a)	238,000	251,685

5.75%, 1/31/2027 (b)	202,000	213,615

7.38%, 10/10/2047 (b)	225,000	241,805

		991,475

Kazakhstan —1.0%

Republic of Kazakhstan

3.88%, 10/14/2024 (b)	350,000	375,375

4.88%, 10/14/2044 (a)	200,000	256,625

6.50%, 7/21/2045 (b)	200,000	304,500

		936,500

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Kenya — 1.9%

Republic of Kenya

6.88%, 6/24/2024 (b)	390,000	416,569

7.25%, 2/28/2028 (b)	954,000	1,016,010

8.25%, 2/28/2048 (b)	280,000	298,900

		1,731,479

Kuwait —0.5%

State of Kuwait 3.50%, 3/20/2027 (b)	400,000	438,125

Lithuania — 0.2%

Republic of Lithuania 6.13%, 3/9/2021 (b)	200,000	208,973

Malaysia — 0.2%

Malaysia Sovereign Sukuk Bhd. 3.04%, 4/22/2025 (b)	200,000	214,188

Mexico — 1.9%

United Mexican States 3.63%, 3/15/2022	100,000	104,000

4.13%, 1/21/2026	725,000	795,234

6.05%, 1/11/2040	102,000	137,381

4.75%, 3/8/2044	76,000	88,089

5.55%, 1/21/2045	60,000	77,381

4.35%, 1/15/2047	200,000	220,125

5.75%, 10/12/2110	232,000	292,683

		1,714,893

Mongolia — 0.4%

State of Mongolia 5.13%, 12/5/2022 (b)	400,000	398,250

Morocco — 0.2%

Kingdom of Morocco 4.25%, 12/11/2022 (b)	150,000	157,875

Oman — 5.0%

Oman Sovereign Sukuk SAOC 5.93%, 10/31/2025 (a)	825,000	887,906

Sultanate of Oman Government Bond

3.88%, 3/8/2022 (b)	650,000	653,250

4.75%, 6/15/2026 (b)	500,000	486,875

5.38%, 3/8/2027 (b)	581,000	579,729

5.63%, 1/17/2028 (b)	200,000	199,000

6.00%, 8/1/2029 (b)	465,000	469,069

6.50%, 3/8/2047 (b)	1,177,000	1,097,920

6.75%, 1/17/2048 (a)	205,000	193,341

		4,567,090

Pakistan — 1.3%

Islamic Republic of Pakistan

8.25%, 4/15/2024 (b)	200,000	224,208

6.88%, 12/5/2027 (b)	295,000	310,108

Third Pakistan International Sukuk Co. Ltd. (The) 5.63%, 12/5/2022 (b)	606,000	624,180

		1,158,496

SEE NOTES TO FINANCIAL STATEMENTS.

206	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — continued

Panama — 1.5%

Republic of Panama

3.88%, 3/17/2028	400,000	444,250

3.16%, 1/23/2030	200,000	211,875

6.70%, 1/26/2036	58,000	84,172

4.50%, 5/15/2047	206,000	257,307

4.30%, 4/29/2053	296,000	364,635

		1,362,239

Paraguay — 0.6%

Republic of Paraguay 6.10%, 8/11/2044 (b)	400,000	512,500

Peru — 1.6%

Republic of Peru

7.35%, 7/21/2025	100,000	127,656

4.13%, 8/25/2027	422,000	483,454

8.75%, 11/21/2033	110,000	186,450

6.55%, 3/14/2037	100,000	151,703

5.63%, 11/18/2050	335,000	516,842

		1,466,105

Philippines — 2.3%

Republic of Philippines

10.63%, 3/16/2025	311,000	438,996

5.50%, 3/30/2026	200,000	239,438

9.50%, 2/2/2030	121,000	197,835

6.38%, 1/15/2032	296,000	415,695

6.38%, 10/23/2034	247,000	365,714

3.70%, 3/1/2041	214,000	255,061

3.70%, 2/2/2042	200,000	238,250

		2,150,989

Poland — 1.2%

Republic of Poland

5.00%, 3/23/2022	110,000	117,425

3.00%, 3/17/2023	796,000	830,328

3.25%, 4/6/2026	146,000	158,045

		1,105,798

Qatar — 2.4%

State of Qatar

3.88%, 4/23/2023 (b)	215,000	227,631

3.38%, 3/14/2024 (a)	250,000	263,438

4.00%, 3/14/2029 (b)	214,000	243,224

9.75%, 6/15/2030 (b)	97,000	160,868

6.40%, 1/20/2040 (a)	100,000	149,063

4.63%, 6/2/2046 (b)	505,000	629,041

5.10%, 4/23/2048 (a)	400,000	531,000

		2,204,265

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Romania — 1.0%

Romania Government Bond

6.75%, 2/7/2022 (b)	100,000	108,750

6.75%, 2/7/2022 (a)	30,000	32,587

4.38%, 8/22/2023 (b)	138,000	147,876

4.88%, 1/22/2024 (b)	104,000	114,400

6.13%, 1/22/2044 (b)	100,000	133,375

6.13%, 1/22/2044 (a)	40,000	53,350

5.13%, 6/15/2048 (b)	130,000	154,741

5.13%, 6/15/2048 (a)	106,000	126,173

		871,252

Russia — 2.6%

Russian Federation

4.25%, 6/23/2027 (b)	400,000	441,000

12.75%, 6/24/2028 (b)	355,000	611,488

12.75%, 6/24/2028 (a)	180,000	310,050

5.10%, 3/28/2035 (b)	400,000	481,400

5.88%, 9/16/2043 (b)	200,000	274,250

5.25%, 6/23/2047 (b)	200,000	258,750

		2,376,938

Saudi Arabia — 3.0%

Kingdom of Saudi Arabia

2.88%, 3/4/2023 (b)	320,000	328,400

3.63%, 3/4/2028 (a)	308,000	331,100

4.38%, 4/16/2029 (b)	200,000	228,125

4.50%, 4/17/2030 (b)	417,000	484,241

4.50%, 10/26/2046 (a)	267,000	305,315

4.63%, 10/4/2047 (b)	247,000	288,372

5.00%, 4/17/2049 (a)	200,000	247,250

KSA Sukuk Ltd. 2.97%, 10/29/2029 (b)	490,000	501,638

		2,714,441

Slovakia — 0.2%

Slovak Republic 4.38%, 5/21/2022 (b)	200,000	211,716

South Africa — 3.9%

Republic of South Africa

5.88%, 5/30/2022	323,000	345,004

5.88%, 9/16/2025	284,000	313,642

4.88%, 4/14/2026	320,000	334,700

4.85%, 9/27/2027	275,000	286,688

4.30%, 10/12/2028	695,000	684,888

5.88%, 6/22/2030	461,000	499,033

5.38%, 7/24/2044	204,000	194,692

5.00%, 10/12/2046	205,000	187,383

5.65%, 9/27/2047	221,000	212,229

5.75%, 9/30/2049	592,000	563,827

		3,622,086

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	207

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — continued

Sri Lanka — 3.7%

Democratic Socialist Republic of Sri Lanka 5.75%, 4/18/2023 (b)	680,000	674,050

6.85%, 3/14/2024 (a)	200,000	201,937

6.85%, 11/3/2025 (b)	609,000	601,792

6.83%, 7/18/2026 (b)	200,000	193,736

6.20%, 5/11/2027 (b)	805,000	733,480

6.75%, 4/18/2028 (b)	621,000	569,001

7.85%, 3/14/2029 (b)	200,000	193,316

7.55%, 3/28/2030 (a)	200,000	187,763

		3,355,075

Trinidad and Tobago — 0.2%

Republic of Trinidad and Tobago 4.50%, 8/4/2026(b)	200,000	209,500

Turkey — 7.0%

Hazine Mustesarligi Varlik Kiralama A/S 4.49%, 11/25/2024 (b)	203,000	201,097

Republic of Turkey 6.25%, 9/26/2022	905,000	932,998

7.25%, 12/23/2023	200,000	211,938

5.75%, 3/22/2024	275,000	276,719

7.38%, 2/5/2025	219,000	233,440

4.25%, 4/14/2026	884,000	808,584

4.88%, 10/9/2026	226,000	211,946

6.00%, 3/25/2027	651,000	644,083

6.13%, 10/24/2028	290,000	286,013

11.88%, 1/15/2030	225,000	309,937

8.00%, 2/14/2034	350,000	386,422

6.88%, 3/17/2036	341,000	337,590

7.25%, 3/5/2038	130,000	134,225

6.75%, 5/30/2040	420,000	406,481

4.88%, 4/16/2043	250,000	202,109

6.63%, 2/17/2045	455,000	428,695

5.75%, 5/11/2047	440,000	375,100

		6,387,377

Ukraine — 4.5%

Ukraine Government Bond 7.75%, 9/1/2022(b)	475,000	510,625

7.75%, 9/1/2023 (b)	217,000	234,577

7.75%, 9/1/2024 (b)	240,000	260,040

7.75%, 9/1/2025 (b)	295,000	321,107

7.75%, 9/1/2026 (b)	720,000	788,400

7.75%, 9/1/2026 (a)	190,000	208,050

7.75%, 9/1/2027 (b)	615,000	671,888

9.75%, 11/1/2028 (a)	200,000	240,938

7.38%, 9/25/2032 (b)	850,000	912,156

		4,147,781

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

United Arab Emirates — 1.5%

Sharjah Sukuk Program Ltd. 4.23%, 3/14/2028 (a)	200,000	219,812

United Arab Emirates Government Bond 2.50%, 10/11/2022 (b)	300,000	305,625

3.13%, 10/11/2027 (a)	300,000	321,375

4.13%, 10/11/2047 (b)	200,000	241,438

3.13%, 9/30/2049 (b)	310,000	315,909

		1,404,159

Uruguay — 1.7%

Oriental Republic of Uruguay 4.50%, 8/14/2024	80,000	87,400

4.38%, 10/27/2027	258,000	290,653

7.63%, 3/21/2036	140,000	216,125

5.10%, 6/18/2050	404,000	509,924

4.98%, 4/20/2055	357,000	444,242

		1,548,344

Vietnam — 0.2%

Socialist Republic of Vietnam 4.80%, 11/19/2024 (b)	200,000	219,710

Total Foreign Government Securities (Cost $76,675,946)		78,557,093

Corporate Bonds — 11.7%

Azerbaijan — 1.2%

Southern Gas Corridor CJSC 6.88%, 3/24/2026 (b)	601,000	714,439

State Oil Co. of the Azerbaijan Republic 4.75%, 3/13/2023 (a)	350,000	367,664

		1,082,103

Bahrain — 0.2%

Oil and Gas Holding Co. BSCC (The) 7.50%, 10/25/2027 (b)	203,000	232,752

Brazil — 0.3%

Banco Nacional de Desenvolvimento Economico e Social 5.75%, 9/26/2023 (b)	280,000	311,675

Chile — 0.8%

Corp. Nacional del Cobre de Chile 3.63%, 8/1/2027 (b)	372,000	397,808

3.70%, 1/30/2050 (a)	320,000	322,500

		720,308

China — 1.9%

CNAC HK Finbridge Co. Ltd. 3.50%, 7/19/2022 (a)	236,000	242,933

CNOOC Curtis Funding No. 1 Pty. Ltd. 4.50%, 10/3/2023 (b)	200,000	219,000

SEE NOTES TO FINANCIAL STATEMENTS.

208	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

China — continued

Sinopec Group Overseas Development Ltd. 3.25%, 4/28/2025 (b)	300,000	318,656

3.63%, 4/12/2027 (b)	200,000	217,904

2.95%, 11/12/2029 (a)	300,000	314,997

State Grid Overseas Investment Ltd. 3.13%, 5/22/2023 (b)	200,000	208,625

3.50%, 5/4/2027 (b)	250,000	272,401

		1,794,516

Indonesia — 0.8%

Indonesia Asahan Aluminium Persero PT 6.53%, 11/15/2028 (b)	225,000	276,210

Pertamina Persero PT 4.30%, 5/20/2023 (b)	220,000	233,200

Perusahaan Listrik Negara PT 5.25%, 10/24/2042 (b)	200,000	231,125

		740,535

Kazakhstan — 1.1%

Development Bank of Kazakhstan JSC

4.13%, 12/10/2022 (b)	200,000	207,500

Kazakhstan Temir Zholy Finance BV 6.95%, 7/10/2042 (b)	200,000	278,438

KazMunayGas National Co. JSC

4.75%, 4/19/2027 (a)	200,000	221,590

6.38%, 10/24/2048 (b)	200,000	264,031

		971,559

Malaysia — 0.9%

Petronas Capital Ltd.

7.88%, 5/22/2022 (a)	100,000	113,437

7.88%, 5/22/2022 (b)	100,000	113,438

3.50%, 3/18/2025 (b)	250,000	268,906

4.50%, 3/18/2045 (b)	231,000	294,697

		790,478

Mexico — 1.9%

Comision Federal de Electricidad 4.75%, 2/23/2027 (b)	100,000	108,344

Petroleos Mexicanos

4.88%, 1/18/2024	276,000	286,764

6.88%, 8/4/2026	100,000	108,740

5.95%, 1/28/2031 (b)	172,000	166,994

6.63%, 6/15/2035	326,000	326,163

6.35%, 2/12/2048	234,000	216,614

6.95%, 1/28/2060 (b)	574,000	553,336

		1,766,955

Peru — 0.3%

Petroleos del Peru SA 5.63%, 6/19/2047 (b)	200,000	241,750

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Philippines — 0.1%

Power Sector Assets & Liabilities Management Corp. 7.39%, 12/2/2024 (b)	100,000	123,250

Russia — 0.2%

Vnesheconombank Via VEB Finance plc 6.80%, 11/22/2025 (b)	125,000	148,945

South Africa — 1.1%

Eskom Holdings SOC Ltd. 6.75%, 8/6/2023 (b)	242,000	242,302

7.13%, 2/11/2025 (b)	294,000	294,965

6.35%, 8/10/2028 (b)	240,000	255,450

Transnet SOC Ltd. 4.00%, 7/26/2022 (b)	200,000	201,375

		994,092

Tunisia — 0.4%

Banque Centrale de Tunisie 5.75%, 1/30/2025 (b)	400,000	374,125

United Arab Emirates — 0.5%

Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/2/2047 (b)	200,000	234,500

MDGH — GMTN BV 2.50%, 11/7/2024 (a)	200,000	203,500

		438,000

Total Corporate Bonds (Cost $10,326,629)		10,731,043

	SHARES
Short-term Investments — 0.4%

Investment Companies — 0.4%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.44% (d) (e) (Cost $355,735)	355,735	355,735

Total Investments — 97.7% (Cost $87,358,310)		89,643,871
Other Assets Less Liabilities — 2.3%		2,069,583

NET ASSETS — 100.0%		91,713,454

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	209

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

Abbreviations

CJSC	Closed Joint Stock Company
JSC	Joint Stock Company
PT	Limited liability company
SPC	Special purpose company

(a)

   Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)

   Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 29, 2020.

(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of February 29, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

210	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2020

	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	JPMorgan Core Plus Bond ETF	JPMorgan Corporate Bond Research Enhanced ETF
ASSETS:
Investments in non-affiliates, at value	$37,294,879	$48,636,405	$34,421,335
Investments in affiliates, at value	95,622	10,592,327	326,606
Cash	15,778	4,192	—
Deposits at broker for futures contracts	—	85,000	26,000
Receivables:
Due from custodian	—	63,139	—
Investment securities sold	956,542	507,547	296,977
Investment securities sold — delayed delivery securities	—	3,784,824	—
Interest from non-affiliates	215,299	238,745	304,178
Dividends from affiliates	138	9,162	310
Variation margin on futures contracts	—	56,310	1,219

Total Assets	38,578,258	63,977,651	35,376,625

LIABILITIES:
Payables:
Due to custodian	—	—	1,187
Distributions	65,540	96,090	88,538
Investment securities purchased	1,016,196	1,334,844	83,130
Investment securities purchased — delayed delivery securities	—	8,375,277	—
Accrued liabilities:
Management fees (See Note 3.A.)	1,438	89	17,158
Professional fees	—	—	3,841
Other	—	2,527	12,377

Total Liabilities	1,083,174	9,808,827	206,231

Net Assets	$37,495,084	$54,168,824	$35,170,394

NET ASSETS:
Paid-in-Capital	$36,452,479	$51,644,264	$31,910,042
Total distributable earnings (loss)	1,042,605	2,524,560	3,260,352

Total Net Assets	$37,495,084	$54,168,824	$35,170,394

Outstanding number of shares
(unlimited number of shares authorized — par value $0.0001)	1,450,000	1,000,000	625,000

Net asset value, per share	$25.86	$54.17	$56.27

Cost of investments in non-affiliates	$36,307,517	$46,547,164	$31,465,046
Cost of investments in affiliates	95,622	10,592,327	326,606

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	211

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2020 (continued)

	JPMorgan Global Bond Opportunities ETF	JPMorgan High Yield Research Enhanced ETF (formerly known as JPMorgan Disciplined High Yield ETF)	JPMorgan Municipal ETF
ASSETS:
Investments in non-affiliates, at value	$160,448,867	$168,001,418	$51,501,039
Investments in affiliates, at value	2,920,684	1,006,572	5,501,376
Investments of cash collateral received from securities loaned, at value (See Note 2.F.)	—	2,675,130	—
Cash	—	2,891	—
Foreign currency, at value	894,250	—	—
Deposits at broker for futures contracts	1,255,000	—	—
Deposits at broker for centrally cleared swaps	721,000	—	—
Receivables:
Investment securities sold	2,271,789	—	—
Interest from non-affiliates	1,776,669	2,764,444	450,906
Dividends from affiliates	890	3,692	1,994
Tax reclaims	29,075	—	—
Securities lending income (See Note 2.F.)	—	849	—
Variation margin on futures contracts	417,004	—	—
Variation margin on centrally cleared swaps (net upfront receipts of $1,212,874, $0 and $0, respectively)	247,606	—	—
Unrealized appreciation on forward foreign currency exchange contracts	1,071,446	—	—

Total Assets	172,054,280	174,454,996	57,455,315

LIABILITIES:
Payables:
Due to custodian	304,057	—	—
Distributions	526,184	699,822	79,401
Investment securities purchased	—	—	1,541,984
Investment securities purchased — delayed delivery securities	—	—	3,420,919
Collateral received on securities loaned (See Note 2.F.)	—	2,675,130	—
Unrealized depreciation on forward foreign currency exchange contracts	1,151,697	—	—
Outstanding OTC swap contracts, at value (net upfront payments of $3,042, $0 and $0, respectively)	17,394	—	—
Accrued liabilities:
Management fees (See Note 3.A.)	69,721	30,237	17,402
Trustees’ and Chief Compliance Officer’s fees	255	236	—
Deferred foreign capital gains tax	19,316	—	—
Professional fees	19,636	—	108
Other	17,181	12,247	4,619

Total Liabilities	2,125,441	3,417,672	5,064,433

Net Assets	$169,928,839	$171,037,324	$52,390,882

NET ASSETS:
Paid-in-Capital	$172,728,681	$172,566,591	$49,144,495
Total distributable earnings (loss)	(2,799,842)	(1,529,267)	3,246,387

Total Net Assets	$169,928,839	$171,037,324	$52,390,882

Outstanding number of shares
(unlimited number of shares authorized — par value $0.0001)	3,400,000	3,400,000	950,000

Net asset value, per share	$49.98	$50.31	$55.15

Cost of investments in non-affiliates	$158,117,427	$169,363,957	$48,377,719
Cost of investments in affiliates	2,920,684	1,006,572	5,501,362
Cost of foreign currency	1,175,000	—	—
Investment securities on loan, at value (See Note 2.F.)	—	2,524,615	—
Cost of investment of cash collateral (See Note 2.F.)	—	2,675,130	—

SEE NOTES TO FINANCIAL STATEMENTS.

212	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

	JPMorgan U.S. Aggregate Bond ETF	JPMorgan Ultra- Short Income ETF	JPMorgan Ultra- Short Municipal Income ETF	JPMorgan USD Emerging Markets Sovereign Bond ETF
ASSETS:
Investments in non-affiliates, at value	$536,369,610	$10,635,072,606	$201,651,224	$89,288,136
Investments in affiliates, at value	1,208,867	667,817,128	8,637,248	355,735
Investments of cash collateral received from securities loaned, at value (See Note 2.F.)	—	2,286,200	—	—
Repurchase agreements, at value	—	161,000,000	—	—
Cash	97,232	2,359,385	—	16,711
Deposits at broker for futures contracts	—	298,000	—	—
Receivables:
Due from custodian	—	—	—	107,139
Investment securities sold	14,117,089	—	—	3,457,716
Fund shares sold	2,747,662	128,833,520	2,527,504	—
Interest from non-affiliates	3,246,345	54,619,208	1,852,764	1,322,166
Dividends from affiliates	3,064	717,074	4,147	377
Securities lending income (See Note 2.F.)	91	358	—	—

Total Assets	557,789,960	11,653,003,479	214,672,887	94,547,980

LIABILITIES:
Payables:
Due to custodian	—	—	3,272	—
Distributions	909,155	19,095,573	211,572	329,274
Investment securities purchased	13,777,703	38,577,135	4,532,238	2,432,973
Investment securities purchased — delayed delivery securities	—	—	2,722,753	—
Collateral received on securities loaned (See Note 2.F.)	—	2,286,200	—	—
Variation margin on futures contracts	—	145,464	—	—
Accrued liabilities:
Management fees (See Note 3.A.)	17,491	1,296,525	12,842	28,051
Trustees’ and Chief Compliance Officer’s fees	—	—	—	86
Professional fees	—	—	3	18,036
Other	14,665	113,078	4,625	26,106

Total Liabilities	14,719,014	61,513,975	7,487,305	2,834,526

Net Assets	$543,070,946	$11,591,489,504	$207,185,582	$91,713,454

NET ASSETS:
Paid-in-Capital	$522,488,995	$11,545,718,716	$206,559,785	$89,882,196
Total distributable earnings (loss)	20,581,951	45,770,788	625,797	1,831,258

Total Net Assets	$543,070,946	$11,591,489,504	$207,185,582	$91,713,454

Outstanding number of shares
(unlimited number of shares authorized — par value $0.0001)	19,800,000	229,500,000	4,100,000	1,800,000

Net asset value, per share	$27.43	$50.51	$50.53	$50.95

Cost of investments in non-affiliates	$516,423,242	$10,590,895,095	$200,990,393	$87,002,575
Cost of investments in affiliates	1,208,867	667,817,128	8,637,248	355,735
Cost of repurchase agreements	—	161,000,000	—	—
Investment securities on loan, at value (See Note 2.F.)	—	2,237,841	—	—
Cost of investment of cash collateral (See Note 2.F.)	—	2,286,200	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	213

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED FEBRUARY 29, 2020

	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF (a)	JPMorgan Core Plus Bond ETF	JPMorgan Corporate Bond Research Enhanced ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$764,160	$995,152	$1,087,178
Interest income from affiliates	9	684	—
Dividend income from affiliates	1,651	59,855	4,669
Income from securities lending (net) (See Note 2.F.)	—	180	—

Total investment income	765,820	1,055,871	1,091,847

EXPENSES:
Management fees (See Note 3.A.)	15,589	43,540	26,549
Investment advisory fees (See Note 3.B.)	—	58,662	26,346
Administration fees (See Note 3.C.)	—	14,665	14,114
Interest expense to affiliates	180	2	12
Professional fees	—	75,865	65,235
Trustees’ and Chief Compliance Officer’s fees	—	452	597
Shareholder communication costs	—	2,204	2,007
Registration and filing fees	—	12,029	15,145
Custodian, Accounting and Transfer Agent fees (See Note 3.D.)	—	11,812	28,682
Insurance expense	—	181	201
Offering costs (See Note 2.I.)	—	9,821	12,299
Other	—	1,582	1,569

Total expenses	15,769	230,815	192,756

Less fee waived (See Note 3.F.)	—	(73,327)	(40,460)
Less expense reimbursements from affiliates (See Note 3.F.)	—	(28,505)	(111,044)
Less expense reimbursements from non-affiliates (See Note 3.D.)	—	(200)	(600)

Net expenses	15,769	128,783	40,652

Net investment income (loss)	750,051	927,088	1,051,195

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	91,623	442,074	842,007
Futures contracts	—	177,976	(61,385)

Net realized gain (loss)	91,623	620,050	780,622

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	987,362	1,993,104	2,446,719
Futures contracts	—	72,568	2,889

Change in net unrealized appreciation/depreciation	987,362	2,065,672	2,449,608

Net realized/unrealized gains (losses)	1,078,985	2,685,722	3,230,230

Change in net assets resulting from operations	$1,829,036	$3,612,810	$4,281,425

(a)	Commencement of operations was March 12, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

214	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

	JPMorgan Global Bond Opportunities ETF	JPMorgan High Yield Research Enhanced ETF (formerly known as JPMorgan Disciplined High Yield ETF)	JPMorgan Municipal ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$7,188,273	$8,452,617	$924,704
Interest income from affiliates	117	16	—
Dividend income from affiliates	78,079	62,528	22,857
Income from securities lending (net) (See Note 2.F.)	—	31,867	—
Foreign taxes withheld (net)	1,623	—	—

Total investment income	7,268,092	8,547,028	947,561

EXPENSES:
Management fees (See Note 3.A.)	294,880	133,733	34,147
Investment advisory fees (See Note 3.B.)	695,531	324,520	55,203
Administration fees (See Note 3.C.)	94,845	81,130	17,251
Collateral management fees (See Note 3.E.)	5,376	—	—
Interest expense to affiliates	4,673	6	552
Professional fees	74,717	74,028	29,601
Trustees’ and Chief Compliance Officer’s fees	3,460	2,897	626
Shareholder communication costs	14,515	44,340	2,432
Registration and filing fees	7,406	7,701	8,416
Custodian, Accounting and Transfer Agent fees (See Note 3.D.)	70,402	37,379	87,719
Insurance expense	6,779	5,030	249
Offering costs (See Note 2.I.)	—	—	10,947
Other	7,627	5,881	1,541

Total expenses	1,280,211	716,645	248,684

Less fee waived (See Note 3.F.)	(296,304)	(195,882)	(72,454)
Less expense reimbursements from affiliates (See Note 3.F.)	—	—	(86,636)
Less expense reimbursements from non-affiliates (See Note 3.D.)	(1,100)	(200)	(2,200)

Net expenses	982,807	520,563	87,394

Net investment income (loss)	6,285,285	8,026,465	860,167

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,324,671 (a)	1,508,193	575,247
Investments in affiliates	—	—	721
Futures contracts	(1,158,577)	—	—
Foreign currency transactions	(93,980)	—	—
Forward foreign currency exchange contracts	3,348,791	—	—
Swaps	(717,958)	—	—

Net realized gain (loss)	2,702,947	1,508,193	575,968

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	4,521,498 (b)	(189,354)	2,214,059
Investments in affiliates	—	—	14
Futures contracts	294,845	—	—
Foreign currency translations	(87,615)	—	—
Forward foreign currency exchange contracts	(671,255)	—	—
Swaps	48,166	—	—

Change in net unrealized appreciation/depreciation	4,105,639	(189,354)	2,214,073

Net realized/unrealized gains (losses)	6,808,586	1,318,839	2,790,041

Change in net assets resulting from operations	$13,093,871	$9,345,304	$3,650,208

(a)	Net of foreign capital gains tax of $(12,949).
(b)	Net change in foreign capital gains tax of $(10,146).

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	215

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED FEBRUARY 29, 2020 (continued)

	JPMorgan U.S. Aggregate Bond ETF	JPMorgan Ultra- Short Income ETF	JPMorgan Ultra-Short Municipal Income ETF	JPMorgan USD Emerging Markets Sovereign Bond ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$6,283,785	$225,828,621	$2,011,544	$3,567,833
Interest income from affiliates	36	1,499	—	1
Dividend income from non-affiliates	—	3	—	—
Dividend income from affiliates	17,206	4,301,860	49,330	6,799
Income from securities lending (net) (See Note 2.F.)	288	19,682	—	1,247

Total investment income	6,301,315	230,151,665	2,060,874	3,575,880

EXPENSES:
Management fees (See Note 3.A.)	93,172	5,993,089	88,973	111,026
Investment advisory fees (See Note 3.B.)	82,173	7,610,633	101,687	138,581
Administration fees (See Note 3.C.)	88,043	3,805,317	50,843	32,480
Interest expense to affiliates	2,739	26,057	772	—
Professional fees	61,751	179,363	32,469	73,334
Trustees’ and Chief Compliance Officer’s fees	2,704	149,863	1,466	1,034
Shareholder communication costs	26,434	601,119	7,339	4,324
Registration and filing fees	27,310	184,317	11,476	11,561
Custodian, Accounting and Transfer Agent fees (See Note 3.D.)	52,406	272,043	98,147	33,480
Insurance expense	1,033	70,325	490	2,389
Offering costs (See Note 2.I.)	18,117	—	11,769	—
Other	967	20,704	—	1,583

Total expenses	456,849	18,912,830	405,431	409,792

Less fee waived (See Note 3.F.)	(170,216)	(3,979,857)	(152,530)	(132,837)
Less expense reimbursements from affiliates (See Note 3.F.)	(117,928)	—	(38,963)	—
Less expense reimbursements from non-affiliates (See Note 3.D.)	(3,300)	(10,700)	(5,200)	(600)

Net expenses	165,405	14,922,273	208,738	276,355

Net investment income (loss)	6,135,910	215,229,392	1,852,136	3,299,525

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,526,368	5,729,234	(20,909)	380,895
Investments in affiliates	—	—	87	—
Futures contracts	—	(860,103)	—	—

Net realized gain (loss)	1,526,368	4,869,131	(20,822)	380,895

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	19,826,834	41,495,171	526,419	3,946,502
Futures contracts	—	(194,982)	—	—

Change in net unrealized appreciation/depreciation	19,826,834	41,300,189	526,419	3,946,502

Net realized/unrealized gains (losses)	21,353,202	46,169,320	505,597	4,327,397

Change in net assets resulting from operations	$27,489,112	$261,398,712	$2,357,733	$7,626,922

SEE NOTES TO FINANCIAL STATEMENTS.

216	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	JPMorgan Core Plus Bond ETF
	Period Ended February 29, 2020 (a)	Year Ended February 29, 2020	Period Ended February 28, 2019 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$750,051	$927,088	$65,409
Net realized gain (loss)	91,623	620,050	8,375
Change in net unrealized appreciation/depreciation	987,362	2,065,672	92,883

Change in net assets resulting from operations	1,829,036	3,612,810	166,667

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(786,431)	(1,191,282)	(63,565)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	36,452,479	26,569,194	25,075,000

NET ASSETS:
Change in net assets	37,495,084	28,990,722	25,178,102
Beginning of period	—	25,178,102	—

End of period	$37,495,084	$54,168,824	$25,178,102

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$36,452,479	$26,569,194	$25,075,000

Total change in net assets resulting from capital transactions	$36,452,479	$26,569,194	$25,075,000

SHARE TRANSACTIONS:
Issued	1,450,000	500,000	500,000

Net increase in shares from share transactions	1,450,000	500,000	500,000

(a)	Commencement of operations was March 12, 2019.
(b)	Commencement of operations was January 28, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	217

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Corporate Bond Research Enhanced ETF		JPMorgan Global Bond Opportunities ETF
	Year Ended February 29, 2020	Period Ended February 28, 2019 (a)	Year Ended February 29, 2020	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,051,195	$218,413	$6,285,285	$6,692,618
Net realized gain (loss)	780,622	36,262	2,702,947	271,962
Change in net unrealized appreciation/depreciation	2,449,608	509,173	4,105,639	(3,291,415)

Change in net assets resulting from operations	4,281,425	763,848	13,093,871	3,673,165

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(1,566,538)	(218,355)	(8,337,390)	(9,983,877)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	6,860,014	25,050,000	(15,184,873)	35,033,711

NET ASSETS:
Change in net assets	9,574,901	25,595,493	(10,428,392)	28,722,999
Beginning of period	25,595,493	—	180,357,231	151,634,232

End of period	$35,170,394	$25,595,493	$169,928,839	$180,357,231

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$6,860,014	$25,050,000	$5,073,164	$35,033,711
Cost of shares redeemed	—	—	(20,258,037)	—

Total change in net assets resulting from capital transactions	$6,860,014	$25,050,000	$(15,184,873)	$35,033,711

SHARE TRANSACTIONS:
Issued	125,000	500,000	100,000	700,000
Redeemed	—	—	(400,000)	—

Net increase (decrease) in shares from share transactions	125,000	500,000	(300,000)	700,000

(a)	Commencement of operations was December 12, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

218	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

	JPMorgan High Yield Research Enhanced ETF (formerly known as JPMorgan Disciplined High Yield ETF)		JPMorgan Municipal ETF
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Period Ended February 28, 2019 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,026,465	$6,940,696	$860,167	$249,211
Net realized gain (loss)	1,508,193	(876,971)	575,968	99,242
Change in net unrealized appreciation/depreciation	(189,354)	742,057	2,214,073	909,793

Change in net assets resulting from operations	9,345,304	6,805,782	3,650,208	1,258,246

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(8,310,507)	(7,004,942)	(1,413,794)	(248,805)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	15,432,142	49,578,237	19,000,910	30,144,117

NET ASSETS:
Change in net assets	16,466,939	49,379,077	21,237,324	31,153,558
Beginning of period	154,570,385	105,191,308	31,153,558	—

End of period	$171,037,324	$154,570,385	$52,390,882	$31,153,558

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$15,432,142	$64,284,563	$29,682,599	$30,144,117
Cost of shares redeemed	—	(14,706,326)	(10,681,689)	—

Total change in net assets resulting from capital transactions	$15,432,142	$49,578,237	$19,000,910	$30,144,117

SHARE TRANSACTIONS:
Issued	300,000	1,300,000	550,000	600,000
Redeemed	—	(300,000)	(200,000)	—

Net increase in shares from share transactions	300,000	1,000,000	350,000	600,000

(a)	Commencement of operations was October 29, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	219

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan U.S. Aggregate Bond ETF		JPMorgan Ultra-Short Income ETF
	Year Ended February 29, 2020	Period Ended February 28, 2019 (a)	Year Ended February 29, 2020	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,135,910	$345,419	$215,229,392	$68,227,290
Net realized gain (loss)	1,526,368	22,161	4,869,131	198,669
Change in net unrealized appreciation/depreciation	19,826,834	119,461	41,300,189	2,890,875

Change in net assets resulting from operations	27,489,112	487,041	261,398,712	71,316,834

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(7,057,507)	(336,622)	(218,564,137)	(68,093,896)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	423,909,259	98,579,663	5,845,592,654	5,499,788,071

NET ASSETS:
Change in net assets	444,340,864	98,730,082	5,888,427,229	5,503,011,009
Beginning of period	98,730,082	—	5,703,062,275	200,051,266

End of period	$543,070,946	$98,730,082	$11,591,489,504	$5,703,062,275

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$445,988,689	$98,579,663	$6,133,315,027	$5,574,934,056
Cost of shares redeemed	(22,079,430)	—	(287,722,373)	(75,145,985)

Total change in net assets resulting from capital transactions	$423,909,259	$98,579,663	$5,845,592,654	$5,499,788,071

SHARE TRANSACTIONS:
Issued	16,750,000	3,900,000	121,600,000	111,100,000
Redeemed	(850,000)	—	(5,700,000)	(1,500,000)

Net increase in shares from share transactions	15,900,000	3,900,000	115,900,000	109,600,000

(a)	Commencement of operations was December 12, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

220	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

	JPMorgan Ultra-Short Municipal Income ETF		JPMorgan USD Emerging Markets Sovereign Bond ETF
	Year Ended February 29, 2020	Period Ended February 28, 2019 (a)	Year Ended February 29, 2020	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,852,136	$264,520	$3,299,525	$2,624,577
Net realized gain (loss)	(20,822)	186	380,895	(840,894)
Change in net unrealized appreciation/depreciation	526,419	134,833	3,946,502	(334,291)

Change in net assets resulting from operations	2,357,733	399,539	7,626,922	1,449,392

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(1,868,857)	(263,039)	(3,288,107)	(2,651,785)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	148,897,115	57,663,091	25,597,892	9,265,211

NET ASSETS:
Change in net assets	149,385,991	57,799,591	29,936,707	8,062,818
Beginning of period	57,799,591	—	61,776,747	53,713,929

End of period	$207,185,582	$57,799,591	$91,713,454	$61,776,747

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$151,415,332	$57,663,091	$25,597,892	$9,265,211
Cost of shares redeemed	(2,518,217)	—	—	—

Total change in net assets resulting from capital transactions	$148,897,115	$57,663,091	$25,597,892	$9,265,211

SHARE TRANSACTIONS:
Issued	3,000,000	1,150,000	500,000	200,000
Redeemed	(50,000)	—	—	—

Net increase in shares from share transactions	2,950,000	1,150,000	500,000	200,000

(a)	Commencement of operations was October 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	221

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment Operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
March 12, 2019 (g) through February 29, 2020	$25.00	$0.59	$0.88		$1.47	$(0.61)	$—	$(0.61)

JPMorgan Core Plus Bond ETF
Year Ended February 29, 2020	50.36	1.45	4.13		5.58	(1.44)	(0.33)	(1.77)
January 28, 2019 (g) through February 28, 2019	50.00	0.13	0.36		0.49	(0.13)	—	(0.13)

JPMorgan Corporate Bond Research Enhanced ETF
Year Ended February 29, 2020	51.19	1.95	5.96		7.91	(1.93)	(0.90)	(2.83)
December 12, 2018 (g) through February 28, 2019	50.00	0.44	1.19		1.63	(0.44)	—	(0.44)

JPMorgan Global Bond Opportunities ETF
Year Ended February 29, 2020	48.75	1.71	1.86		3.57	(2.34)	—	(2.34)
Year Ended February 28, 2019	50.54	1.94	(0.97)		0.97	(2.56)	(0.20)	(2.76)
April 5, 2017 (g) through February 28, 2018	50.00	1.83	0.05	(k)	1.88	(1.34)	—	(1.34)

JPMorgan High Yield Research Enhanced ETF (formerly known as JPMorgan Disciplined High Yield ETF)
Year Ended February 29, 2020	49.86	2.50	0.53		3.03	(2.58)	—	(2.58)
Year Ended February 28, 2019	50.09	2.47	(0.23)		2.24	(2.47)	—	(2.47)
Year Ended February 28, 2018	50.96	2.44	(0.92)		1.52	(2.39)	—	(2.39)
September 14, 2016 (g) through February 28, 2017	50.00	1.14	0.96		2.10	(1.14)	— (l)	(1.14)

JPMorgan Municipal ETF
Year Ended February 29, 2020	51.92	1.24	3.91		5.15	(1.22)	(0.70)	(1.92)
October 29, 2018 (g) through February 28, 2019	50.00	0.46	1.90		2.36	(0.44)	—	(0.44)

JPMorgan U.S. Aggregate Bond ETF
Year Ended February 29, 2020	25.32	0.69	2.18		2.87	(0.72)	(0.04)	(0.76)
December 12, 2018 (g) through February 28, 2019	25.00	0.18	0.29		0.47	(0.15)	—	(0.15)

JPMorgan Ultra-Short Income ETF
Year Ended February 29, 2020	50.20	1.28	0.32		1.60	(1.29)	—	(1.29)
Year Ended February 28, 2019	50.01	1.37	(0.04	)(k)	1.33	(1.14)	—	(1.14)
May 17, 2017 (g) through February 28, 2018	50.00	0.70	(0.08)		0.62	(0.61)	—	(0.61)

JPMorgan Ultra-Short Municipal Income ETF
Year Ended February 29, 2020	50.26	0.78	0.26		1.04	(0.77)	—	(0.77)
October 16, 2018 (g) through February 28, 2019	50.00	0.35	0.23		0.58	(0.32)	—	(0.32)

JPMorgan USD Emerging Markets Sovereign Bond ETF
Year Ended February 29, 2020	47.52	2.32	3.40		5.72	(2.29)	—	(2.29)
Year Ended February 28, 2019	48.83	2.31	(1.30)		1.01	(2.32)	—	(2.32)
January 29, 2018 (g) through February 28, 2018	50.00	0.19	(1.21)		(1.02)	(0.15)	—	(0.15)

(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)

Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)

Prior to November 1, 2019, all Funds, except the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, may have waived fees if expenses exceeded the expense cap. On November 1, 2019, all Funds, except the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor. The BetaBuilders 1-5 Year U.S. Aggregate Bond ETF has operated under a unitary fee structure since its inception.

(g)	Commencement of operations.
(h)

Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(j)	Amount rounds to less than 0.5%.
(k)

Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

(l)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

222	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

Ratios/Supplemental data
						Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)		Net assets, end of period	Net expenses		Net investment income (loss)	Expenses without waivers and reimbursements (f)		Portfolio turnover rate (c)

$25.86	$25.84	5.93%	5.85	%(h)	$37,495,084	0.05%		2.38%	0.05%		56%

54.17	54.44	11.24	11.52		54,168,824	0.38		2.76	0.69		91
50.36	50.48	0.97	1.21	(h)	25,178,102	0.38	(i)	2.96	5.38	(i)	—	(j)

56.27	56.50	15.74	15.95		35,170,394	0.14		3.58	0.65		67
51.19	51.30	3.26	3.48	(h)	25,595,493	0.14	(i)	3.98	2.13	(i)	12

49.98	49.83	7.39	6.89		169,928,839	0.53		3.40	0.69		88
48.75	48.83	2.09	2.13		180,357,231	0.54		3.92	0.82		73
50.54	50.60	3.76	3.88	(h)	151,634,232	0.53	(i)	3.98	1.10	(i)	52

50.31	50.62	6.15	6.88		171,037,324	0.32		4.90	0.44		128
49.86	49.82	4.66	4.00		154,570,385	0.40		5.01	0.57		23
50.09	50.36	3.00	3.12		105,191,308	0.40		4.78	0.98		23
50.96	51.16	4.24	4.64	(h)	30,574,068	0.39	(i)	4.99	1.74	(i)	8

55.15	55.06	10.09	9.71		52,390,882	0.23		2.31	0.67		51
51.92	52.01	4.74	4.92	(h)	31,153,558	0.23	(i)	2.65	1.06	(i)	15

27.43	27.46	11.46	11.49		543,070,946	0.07		2.61	0.20		57
25.32	25.34	1.90	1.98	(h)	98,730,082	0.07	(i)	3.26	1.14	(i)	53

50.51	50.54	3.22	3.22		11,591,489,504	0.18		2.53	0.22		46
50.20	50.23	2.68	2.66		5,703,062,275	0.17		2.74	0.28		43
50.01	50.05	1.25	1.33	(h)	200,051,266	0.16	(i)	1.77	0.55	(i)	25

50.53	50.56	2.09	2.09		207,185,582	0.18		1.55	0.34		153
50.26	50.29	1.16	1.22	(h)	57,799,591	0.17	(i)	1.88	0.79	(i)	61

50.95	51.15	12.25	12.44		91,713,454	0.39		4.64	0.58		53
47.52	47.62	2.29	2.23		61,776,747	0.39		4.96	0.87		28
48.83	48.95	(2.03)	(1.79	)(h)	53,713,929	0.35	(i)	4.79	2.74	(i)	2

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	223

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020

1. Organization

J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

Diversification Classification
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	Diversified
JPMorgan Core Plus Bond ETF	Diversified
JPMorgan Corporate Bond Research Enhanced ETF	Diversified
JPMorgan Global Bond Opportunities ETF	Diversified
JPMorgan High Yield Research Enhanced ETF*	Diversified
JPMorgan Municipal ETF	Diversified
JPMorgan U.S. Aggregate Bond ETF	Diversified
JPMorgan Ultra-Short Income ETF	Diversified
JPMorgan Ultra-Short Municipal Income ETF	Diversified
JPMorgan USD Emerging Markets Sovereign Bond ETF	Diversified

*	Effective September 9, 2019, JPMorgan Disciplined High Yield ETF changed its name to JPMorgan High Yield Research Enhanced ETF.

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF (the “BetaBuilders 1-5 Year U.S. Aggregate Bond ETF”) commenced operations on March 12, 2019. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Barclays Short-Term US Aggregate Bond Index.

JPMorgan Core Plus Bond ETF (the “Core Plus Bond ETF”) commenced operations on January 28, 2019. The investment objective of the Fund is to seek a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

JPMorgan Corporate Bond Research Enhanced ETF (the “Corporate Bond Research Enhanced ETF”) commenced operations on December 12, 2018. The investment objective of the Fund is to seek to provide total return from a portfolio of investment grade corporate bonds.

The investment objective of JPMorgan Global Bond Opportunities ETF (the “Global Bond Opportunities ETF”) is to seek to provide total return.

The investment objective of JPMorgan High Yield Research Enhanced ETF (the “High Yield Research Enhanced ETF”) is to seek to provide a high level of income with capital appreciation as a secondary objective.

JPMorgan Municipal ETF (the “Municipal ETF”) commenced operations on October 29, 2018. The investment objective of the Fund is to seek to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal income tax purposes.

JPMorgan U.S. Aggregate Bond ETF (the “U.S. Aggregate Bond ETF”) commenced operations on December 12, 2018. The investment objective of the Fund is to seek long-term total return.

The investment objective of JPMorgan Ultra-Short Income ETF (the “Ultra-Short Income ETF”) is to seek to provide current income while seeking to maintain a low volatility of principal.

JPMorgan Ultra-Short Municipal Income ETF (the “Ultra-Short Municipal Income ETF”) commenced operations on October 16, 2018. The investment objective of the Fund is to seek to provide as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

The investment objective of JPMorgan USD Emerging Markets Sovereign Bond ETF (the “USD Emerging Markets Sovereign Bond ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

224	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

Shares of each Fund are listed and traded at market price on an exchange as follows:

Listing Exchange
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	Cboe BZX Exchange, Inc.
Core Plus Bond ETF	Cboe BZX Exchange, Inc.
Corporate Bond Research Enhanced ETF	NYSE Arca, Inc.
Global Bond Opportunities ETF	Cboe BZX Exchange, Inc.
High Yield Research Enhanced ETF	Cboe BZX Exchange, Inc.
Municipal ETF	Cboe BZX Exchange, Inc.
U.S. Aggregate Bond ETF	NYSE Arca, Inc.
Ultra-Short Income ETF	Cboe BZX Exchange, Inc.
Ultra-Short Municipal Income ETF	Cboe BZX Exchange, Inc.
USD Emerging Markets Sovereign Bond ETF	NYSE Arca, Inc.

Market prices for the Funds’ shares may be different from their net asset value (“NAV”).

The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units” as shown in the table below:

Shares per Creation Unit
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	50,000
Core Plus Bond ETF	100,000
Corporate Bond Research Enhanced ETF	25,000
Global Bond Opportunities ETF	100,000
High Yield Research Enhanced ETF	100,000
Municipal ETF	50,000
U.S. Aggregate Bond ETF	50,000
Ultra-Short Income ETF	50,000
Ultra-Short Municipal Income ETF	50,000
USD Emerging Markets Sovereign Bond ETF	100,000

The Funds may elect creations and redemptions in cash or partially in cash. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	225

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by Core Plus Bond ETF and Global Bond Opportunities ETF at February 29, 2020.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$402,619	$—	$402,619
Commercial Mortgage-Backed Securities	—	768,096	62,077	830,173
Corporate Bonds	—	9,145,545	—	9,145,545
Foreign Government Securities	—	523,907	—	523,907
Mortgage-Backed Securities	—	2,503,690	—	2,503,690
Municipal Bonds	—	43,705	—	43,705
Supranational	—	1,086,869	—	1,086,869
U.S. Government Agency Securities	—	899,136	—	899,136
U.S. Treasury Obligations	—	21,859,235	—	21,859,235
Short-Term Investments
Investment Companies	95,622	—	—	95,622

Total Investments in Securities	$95,622	$37,232,802	$62,077	$37,390,501

226	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

Core Plus Bond ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$4,119,863	$2,033,177	$6,153,040
Collateralized Mortgage Obligations	–	2,537,892	691,915	3,229,807
Commercial Mortgage-Backed Securities	–	2,281,719	150,000	2,431,719
Corporate Bonds	—	14,487,371	—	14,487,371
Mortgage-Backed Securities	—	12,342,133	—	12,342,133
Preferred Stocks	—	3,078	—	3,078
U.S. Government Agency Securities	—	120,794	—	120,794
U.S. Treasury Obligations	—	8,864,586	—	8,864,586
Short-Term Investments
Investment Companies	10,592,327	—	—	10,592,327
U.S. Treasury Obligations	—	1,003,877	—	1,003,877

Total Short-Term Investments	10,592,327	1,003,877	—	11,596,204

Total Investments in Securities	$10,592,327	$45,761,313	$2,875,092	$59,228,732

Appreciation in Other Financial Instruments
Futures Contracts	$75,574	$—	$—	$75,574

Depreciation in Other Financial Instruments
Futures Contracts	$(6,190)	$—	$—	$(6,190)

Corporate Bond Research Enhanced ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$72,554	$—	$72,554
Corporate Bonds	—	34,210,542	—	34,210,542
U.S. Treasury Obligations	—	138,239	—	138,239
Short-Term Investments
Investment Companies	326,606	—	—	326,606

Total Investments in Securities	$326,606	$34,421,335	$—	$34,747,941

Appreciation in Other Financial Instruments
Futures Contracts	$31,724	$—	$—	$31,724

Depreciation in Other Financial Instruments
Futures Contracts	$(29,204)	$—	$—	$(29,204)

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	227

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

Global Bond Opportunities ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Asset-Backed Securities
Cayman Islands	$—	$757,216	$348,565		$1,105,781
United States	—	9,388,031	4,749,667		14,137,698

Total Asset-Backed Securities	—	10,145,247	5,098,232		15,243,479

Collateralized Mortgage Obligations
United States	—	9,137,478	153,617		9,291,095
Other Collateralized Mortgage Obligations	—	575,618	—		575,618

Total Collateralized Mortgage Obligations	—	9,713,096	153,617		9,866,713

Commercial Mortgage-Backed Securities
United States	—	6,564,501	1,776,971		8,341,472
Corporate Bonds
Luxembourg	—	1,673,330	336,188		2,009,518
United States	—	45,602,682	—	(a)	45,602,682
Other Corporate Bonds	—	34,783,980	—		34,783,980

Total Corporate Bonds	—	82,059,992	336,188		82,396,180

Foreign Government Securities	—	44,319,254	—		44,319,254
Supranational	—	216,812	—		216,812
U.S. Treasury Obligations	—	64,871	—		64,871
Warrants	—	86	—		86
Short-Term Investments
Investment Companies	2,920,684	—	—		2,920,684

Total Investments in Securities	$2,920,684	$153,083,859	$7,365,008		$163,369,551

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,071,446	$—		$1,071,446
Futures Contracts	579,282	—	—		579,282
Swaps	—	347,961	—		347,961

Total Appreciation in Other Financial Instruments	$579,282	$1,419,407	$—		$1,998,689

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(1,151,697)	$—		$(1,151,697)
Futures Contracts	(538,228)	—	—		(538,228)
Swaps	—	(299,795)	—		(299,795)

Total Depreciation in Other Financial Instruments	$(538,228)	$(1,451,492)	$—		$(1,989,720)

228	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

High Yield Research Enhanced ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Corporate Bonds
Wireless Telecommunication Services	$—	$6,130,764	$808,890		$6,939,654
Other Corporate Bonds	—	161,061,764	—		161,061,764

Total Corporate Bonds	—	167,192,528	808,890		168,001,418

Short-Term Investments
Investment Companies	1,006,572	—	—		1,006,572
Investment of cash collateral from securities loaned	2,675,130	—	—		2,675,130

Total Short-Term Investments	3,681,702	—	—		3,681,702

Total Investments in Securities	$3,681,702	$167,192,528	$808,890	*	$171,683,120

Municipal ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$5,501,376	$51,501,039	$—	$57,002,415

U.S. Aggregate Bond ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$2,121,469	$—	$2,121,469
Commercial Mortgage-Backed Securities	—	11,170,680	379,655	11,550,335
Corporate Bonds	—	137,255,351	—	137,255,351
Foreign Government Securities	—	9,381,539	—	9,381,539
Mortgage-Backed Securities	—	141,500,484	—	141,500,484
Municipal Bonds	—	3,174,965	—	3,174,965
Supranational	—	7,215,844	—	7,215,844
U.S. Government Agency Securities	—	6,381,245	—	6,381,245
U.S. Treasury Obligations	—	217,788,378	—	217,788,378
Short-Term Investments
Investment Companies	1,208,867	—	—	1,208,867

Total Investments in Securities	$1,208,867	$535,989,955	$379,655	$537,578,477

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	229

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

Ultra-Short Income ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$1,193,530,077	$6,037,333	$1,199,567,410
Certificates of Deposit	—	254,885,787	—	254,885,787
Collateralized Mortgage Obligations	—	87,577,035	—	87,577,035
Commercial Mortgage-Backed Securities	—	92,596,172	—	92,596,172
Corporate Bonds	—	7,049,565,836	—	7,049,565,836
Foreign Government Securities	—	200,213	—	200,213
U.S. Treasury Obligations	—	647,025,437	—	647,025,437
Short-Term Investments
Certificates of Deposit	—	593,481,810	—	593,481,810
Commercial Paper	—	710,172,906	—	710,172,906
Investment Companies	667,817,128	—	—	667,817,128
Investment of cash collateral from securities loaned	2,286,200	—	—	2,286,200
Repurchase Agreements	—	161,000,000	—	161,000,000

Total Short-Term Investments	670,103,328	1,464,654,716	—	2,134,758,044

Total Investments in Securities	$670,103,328	$10,790,035,273	$6,037,333	$11,466,175,934

Depreciation in Other Financial Instruments
Futures Contracts	$(194,982)	$—	$—	$(194,982)

Ultra-Short Municipal Income ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$8,637,248	$201,651,224	$—	$210,288,472

USD Emerging Markets Sovereign Bond ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Corporate Bonds	$—	$10,731,043	$—	$10,731,043
Foreign Government Securities	—	78,557,093	—	78,557,093
Short-Term Investments
Investment Companies	355,735	—	—	355,735

Total Investments in Securities	$355,735	$89,288,136	$—	$89,643,871

(a)	Value is zero.
(b)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of portfolio holdings.

*

Level 3 securities are valued by brokers and pricing services. At February 29, 2020, the value of these securities was $809,890. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

230	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

Core Plus Bond ETF	Balance as of February 28, 2019	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 29, 2020
Investments in Securities:
Asset-Backed Securities	$—	$1,853	$46,335	$(103)	$1,619,698	$(254,181)	$619,575	$—	$2,033,177
Collateralized Mortgage Obligations	—	—	18,533	(103)	695,121	(21,636)	—	—	691,915
Commercial Mortgage-Backed Securities	—	—	—	—	150,000	—	—	—	150,000

Total	$—	$1,853	$64,868	$(206)	$2,464,819	$(275,817)	$619,575	$—	$2,875,092

Global Bond Opportunities ETF	Balance as of February 28, 2019		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as February 29, 2020
Investments in Securities:
Asset-Backed Securities — Cayman Islands	$425,781		$(1,269)	$231	$(6)	$—	$(76,172)	$—	$—	$348,565
Asset-Backed Securities — United States	4,653,873		2,118	73,292	14	2,294,932	(2,609,226)	334,664	—	4,749,667
Collateralized Mortgage Obligations — United States	—		—	3,624	—	149,993	—	—	—	153,617
Commercial Mortgage-Backed Securities — United States	2,809,277		25,131	60,492	949	249,979	(1,368,857)	—	—	1,776,971
Corporate Bonds — Luxembourg	—		—	12,682	(127)	323,633	—	—	—	336,188
Corporate Bonds — United States	—	(a)	—	—	—	—	—	—	—	—	(a)

Total	$7,888,931		$25,980	$150,321	$830	$3,018,537	$(4,054,255)	$334,664	$—	$7,365,008

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all purchases, maturities, paydown and securities tendered in corporate actions.
(a)	Value is zero.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 29, 2020, which were valued using significant unobservable inputs (level 3) were as follows:

Core Plus Bond ETF	$64,868
Global Bond Opportunities ETF	130,303

Transfers from level 2 and level 3 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the year ended February 29, 2020 for Core Plus Bond ETF.

There were no significant transfers into or out of level 3 for the year ended February 29, 2020 for Global Bond Opportunities ETF.

Core Plus Bond ETF

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at February 29, 2020	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$2,725,092	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (34.19%)
			Yield (Discount Rate of Cash Flows)	1.89% - 3.67% (2.63%)

Asset-Backed Securities	2,725,092

	150,000	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	3.58% (3.58%)

Commercial Mortgage-Backed Securities	150,000

Total	$2,875,092

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	231

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Global Bond Opportunities ETF

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at February 29, 2020	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$4,749,667	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.00% (16.99%)
			Constant Default Rate	0.00% - 3.00% (0.34%)
			Yield (Discount Rate of Cash Flows)	1.85% - 6.74% (3.47%)

Asset-Backed Securities	4,749,667

	1,566,973	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (15.06%)
			Constant Default Rate	0.00% - 2.00% (0.30%)
			Yield (Discount Rate of Cash Flows)	(15.14)% - 3.92% (2.29%)

Commercial Mortgage-Backed Securities	1,566,973

	153,617	Discounted Cash Flow	Constant Prepayment Rate	20.00% (20.00%)
			Yield (Discount Rate of Cash Flows)	3.24% (3.24%)

Collateralized Mortgage Obligations	153,617

Total	$6,470,257

#

The table above does not include certain level 3 securities that are valued by brokers and pricing services. At February 29, 2020, the value of these securities was $894,751. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of February 29, 2020, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, Core Plus Bond ETF, Municipal ETF, U.S. Aggregate Bond ETF and Ultra-Short Municipal Income ETF purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

Core Plus Bond ETF, Municipal ETF and Ultra-Short Municipal Income ETF had delayed delivery securities outstanding as of February 29, 2020, which are shown as a Receivable for Investment securities sold — delayed delivery securities and Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities (“SAL”). The values of these securities held at February 29, 2020 are detailed on the SOIs.

232	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

D. Repurchase Agreements — The Funds may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan.

The Funds’ repurchase agreements are not subject to master netting arrangements.

E. Derivatives — The Funds used derivative instruments including futures and forward foreign currency exchange contracts, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the SAL.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Funds.

Notes (1) — (3) below describe the various derivatives used by the Funds.

(1). Futures Contracts — The Core Bond Plus ETF, Corporate Bond Research Enhanced ETF, Global Bond Opportunities ETF and Ultra-Short Income ETF used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also purchased futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations (“SOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the SOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the SAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the SAL.

The use of futures contracts exposes the Funds to interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the SAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Global Bond Opportunities ETF is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	233

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollar without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3). Swaps — The Global Bond Opportunities ETF engaged in various swap transactions, including credit default and index swaps, to manage credit and interest rate (e.g., duration, yield curve) risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over the counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the SAL and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the SAL at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the SAL. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the SAL. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the SOP. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund, otherwise the cash collateral is included on the SAL as Restricted cash.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Global Bond Opportunities ETF entered into credit default and interest rate swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the SAL. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

The Global Bond Opportunities ETF entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of their portfolios. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically based on a fixed interest rate.

234	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

(4). Summary of Derivatives Information

The following tables present the value of derivatives held as of February 29, 2020 by their primary underlying risk exposure and respective location on the SAL:

Core Plus Bond ETF
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net assets — Unrealized Appreciation	$75,574

Gross Liabilities:
Interest rate contracts	Payables, Net assets — Unrealized Depreciation	$(6,190)

(a)	This amount reflects the cumulative appreciation/depreciation of futures contracts as reported on the SOIs. The SAL only reflects the current day variation margin receivable/payable from/to brokers.

Corporate Bond Research Enhanced ETF
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net assets — Unrealized Appreciation	$31,724

Gross Liabilities:
Interest rate contracts	Payables, Net assets — Unrealized Depreciation	$(29,204)

(a)	This amount reflects the cumulative appreciation/depreciation of futures contracts as reported on the SOIs. The SAL only reflects the current day variation margin receivable/payable from/to brokers.

Global Bond Opportunities ETF
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	OTC Swaps	Total
Foreign exchange contracts	Receivables	$—	$1,071,446	$—	$—	$1,071,446
Interest rate contracts	Receivables, Net assets — Unrealized Appreciation	579,282	—	229,872	—	809,154

Total		$579,282	$1,071,446	$229,872	$—	$1,880,600

Gross Liabilities:
Credit contracts	Payables	$—	$—	$(1,094,785)	$(17,394)	$(1,112,179)
Foreign exchange contracts	Payables	—	(1,151,697)	—	—	(1,151,697)
Interest rate contracts	Payables, Net assets — Unrealized Depreciation	(538,228)	—	(279,359)	—	(817,587)

Total		$(538,228)	$(1,151,697)	$(1,374,144)	$(17,394)	$(3,081,463)

(a)	This amount reflects the cumulative appreciation/depreciation of futures contracts as reported on the SOIs. The SAL only reflects the current day variation margin receivable/payable from/to brokers.
(b)	This amount represents the value of centrally cleared swaps as reported on the SOIs. The SAL only reflects the current day variation margin receivable/payable from/to brokers.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	235

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

Ultra-Short Income ETF
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Interest rate contracts	Payables, Net assets — Unrealized Depreciation	$(194,982)

(a)	This amount reflects the cumulative appreciation/depreciation of futures contracts as reported on the SOIs. The SAL only reflects the current day variation margin receivable/payable from/to brokers.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of February 29, 2020.

Global Bond Opportunities ETF

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty (not less than zero)
Barclays Bank plc	$101,681	$—	$—	$101,681
BNP Paribas	117,874	(10,230)	—	107,644
Citibank, NA	198,137	(198,137)	—	—
Goldman Sachs International	397,341	(397,341)	—	—
HSBC Bank, NA	153,201	(153,201)	—	—
Merrill Lynch International	74,463	(25,253)	—	49,210
State Street Corp.	17,715	(9,189)	—	8,526
TD Bank Financial Group	11,034	—	—	11,034

Total	$1,071,446	$(793,351)	$—	$278,095

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted	Net Amount Due to Counterparty (not less than zero)
BNP Paribas	$10,230	$(10,230)	$—	$—
Citibank, NA	236,430	(198,137)	—	38,293
Goldman Sachs International	513,531	(397,341)	—	116,190
HSBC Bank, NA	370,134	(153,201)	—	216,933
Merrill Lynch International	25,253	(25,253)	—	—
Royal Bank of Canada	4,324	—	—	4,324
State Street Corp.	9,189	(9,189)	—	—

Total	$1,169,091	$(793,351)	$—	$375,740

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the SAL.

The following tables present the effect of derivatives on the SOP for the year ended February 29, 2020, by primary underlying risk exposure:

Core Plus Bond ETF
Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$177,976

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$72,568

236	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

Corporate Bond Research Enhanced ETF
Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(61,385)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$2,889

Global Bond Opportunities ETF
Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$(299,676)	$(299,676)
Foreign exchange contracts	—	3,348,791	—	3,348,791
Interest rate contracts	(1,158,577)	—	(418,282)	(1,576,859)

Total	$(1,158,577)	$3,348,791	$(717,958)	$1,472,256

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$97,653	$97,653
Foreign exchange contracts	—	(671,255)	—	(671,255)
Interest rate contracts	294,845	—	(49,487)	245,358

Total	$294,845	$(671,255)	$48,166	$(328,244)

Ultra-Short Income ETF
Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(860,103)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(194,982)

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	237

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts and forward foreign currency exchange contracts activity during the year ended February 29, 2020. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Core Plus Bond ETF		Corporate Bond Research Enhanced ETF	Global Bond Opportunities ETF	Ultra-Short Income ETF
Futures Contracts — Interest:
Average Notional Balance Long	$4,891,416		$1,428,014	$33,043,240	$—
Average Notional Balance Short	796,389	(a)	1,459,183	70,454,162	17,618,906	(b)
Ending Notional Balance Long	6,916,156		2,093,336	43,161,014	—
Ending Notional Balance Short	207,875		1,601,656	32,481,738	17,183,906

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	—		—	37,317,653	—
Average Settlement Value Sold	—		—	102,977,843	—
Ending Settlement Value Purchased	—		—	63,706,368	—
Ending Settlement Value Sold	—		—	108,615,302	—

Credit Default Swaps:
Average Notional Balance — Buy Protection	—		—	12,634,808	—
Ending Notional Balance — Buy Protection	—		—	18,613,789	—

Interest Rate-Related Swaps:
Average Notional Balance — Pays Fixed rate	—		—	2,671,726	—
Average Notional Balance — Receives Fixed rate	—		—	7,296,988	—
Ending Notional Balance — Pays Fixed Rate	—		—	3,141,268	—
Ending Notional Balance — Receives Fixed Rate	—		—	8,718,620	—

(a)	For the period July 1, 2019 through February 29, 2020.
(b)	For the period January 1, 2020 through February 29, 2020.

The Funds’ derivatives contracts held at February 29, 2020 are not accounted for as hedging instruments under GAAP.

F. Securities Lending — The Funds, except Global Bond Opportunities ETF, are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the SOP as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the SOP.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the SALs. The value of the cash collateral received is recorded as a liability on the SAL and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses

238	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of February 29, 2020.

	Investment Securities on Loan, at Value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
High Yield Research Enhanced ETF	$2,524,615	$(2,524,615)	$—
Ultra-Short Income ETF	2,237,841	(2,237,841)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived management fees and investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended February 29, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

Core Plus Bond ETF	$13
High Yield Research Enhanced ETF	2,648
U.S. Aggregate Bond ETF	22
Ultra-Short Income ETF	2,245
USD Emerging Markets Sovereign Bond ETF	308

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the SOP as Income from securities lending (net).

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, Corporate Bond Research Enhanced ETF, Municipal ETF and Ultra-Short Municipal Income ETF did not lend out any securities during the period ended February 29, 2020.

G. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Included in the purchases and sales amounts in the tables below are exchanges between certain shares of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or calculating portfolio turnover.

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

For the period ended February 29, 2020
Security Description	Value at March 12, 2019 (a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2020	Shares at February 29, 2020	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.44% (b) (c)	$—	$3,437,091	$3,341,469	$—	$—	$95,622	95,622	$1,651	$—

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	239

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

Core Plus Bond ETF

For the year ended February 29, 2020
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2020	Shares at February 29, 2020	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares (b)	$—	$2,110,761	$2,110,761	$—	$—	$—	—	$367	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.44% (b) (c)	6,071,775	39,358,442	34,837,890	—	—	10,592,327	10,592,327	59,855		—

Total	$6,071,775	$41,469,203	$36,948,651	$—	$—	$10,592,327		$60,222		$—

Corporate Bond Research Enhanced ETF

For the year ended February 29, 2020
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2020	Shares at February 29, 2020	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.44% (b) (c)	$307,539	$9,163,854	$9,144,787	$—	$—	$326,606	326,606	$4,669	$—

Global Bond Opportunities ETF

For the year ended February 29, 2020
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2020	Shares at February 29, 2020	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.44% (b) (c)	$10,805,532	$92,151,622	$100,036,470	$—	$—	$2,920,684	2,920,684	$78,079		$—

High Yield Research Enhanced ETF

For the year ended February 29, 2020
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2020	Shares at February 29, 2020	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.51% (b) (c)	$4,202,920	$40,011,117	$41,538,907	$—	$—	$2,675,130	2,675,130	$69,477	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.44% (b) (c)	2,621,250	51,138,646	52,753,324	—	—	1,006,572	1,006,572	62,528		—

Total	$6,824,170	$91,149,763	$94,292,231	$—	$—	$3,681,702		$132,005		$—

Municipal ETF

For the year ended February 29, 2020
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2020	Shares at February 29, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.02% (b) (c)	$1,050,773	$45,994,057	$41,544,189	$721	$14	$5,501,376	5,501,376	$22,857		$—

240	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

U.S. Aggregate Bond ETF

For the year ended February 29, 2020
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2020	Shares at February 29, 2020	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares (b)	$—	$578,785	$578,785	$—	$—	$—	—	$647	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.44% (b) (c)	337,456	111,753,498	110,882,087	—	—	1,208,867	1,208,867	17,206		—

Total	$337,456	$112,332,283	$111,460,872	$—	$—	$1,208,867		$17,853		$—

Ultra-Short Income ETF

For the year ended February 29, 2020
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2020	Shares at February 29, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.73% (b) (c)	$—	$16,000,000	$15,000,000	$—	$—	$1,000,000	999,800	$38,313	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.51% (b) (c)	—	53,600,938	52,314,738	—	—	1,286,200	1,286,200	54,002	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.44% (b) (c)	150,351,796	5,568,798,915	5,051,333,583	—	—	667,817,128	667,817,128	4,301,860		—

Total	$150,351,796	$5,638,399,853	$5,118,648,321	$—	$—	$670,103,328		$4,394,175		$—

Ultra-Short Municipal Income ETF

For the year ended February 29, 2020
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2020	Shares at February 29, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.02% (b) (c)	$146,947	$183,307,949	$174,817,735	$87	$—	$8,637,248	8,637,248	$49,330		$—

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	241

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

USD Emerging Markets Sovereign Bond ETF

For the year ended February 29, 2020
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2020	Shares at February 29, 2020	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares (b)	$—	$3,063,469	$3,063,469	$—	$—	$—	—	$8,256	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.44% (b) (c)	353,654	22,876,930	22,874,849	—	—	355,735	355,735	6,799		—

Total	$353,654	$25,940,399	$25,938,318	$—	$—	$355,735		$15,055		$—

(a)	Commencement of operations was March 12, 2019.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of February 29, 2020.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

H. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the SOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the SOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/ depreciation on foreign currency translations on the SOP.

I. Offering and Organizational Costs — Total offering costs incurred in connection with the offering of shares of the Funds are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Total offering costs incurred were as follows:

Core Plus Bond ETF	$10,733
Corporate Bond Research Enhanced ETF	15,480
Municipal ETF	16,242
U.S. Aggregate Bond ETF	22,802
Ultra-Short Municipal Income ETF	18,516

Costs paid in connection with the organization of the Funds, if any, were recorded as an expense at the time the Funds commenced operations and are included as part of Professional fees on the SOP. For the year ended February 29, 2020, total offering costs amortized were:

Core Plus Bond ETF	$9,821
Corporate Bond Research Enhanced ETF	12,299
Municipal ETF	10,947
U.S. Aggregate Bond ETF	18,117
Ultra-Short Municipal Income ETF	11,769

J. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

242	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

K. Allocation of Expenses — Prior to November 1, 2019, expenses directly attributable to a Fund were charged directly to that Fund, while the expenses attributable to more than one fund of the Trust were allocated among the applicable funds.

L. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 29, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

M. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

N. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$—	$463	$(463)
Core Plus Bond ETF	70	179	(249)
Corporate Bond Research Enhanced ETF	28	92	(120)
Global Bond Opportunities ETF	282,217	2,715,118	(2,997,335)
High Yield Research Enhanced ETF	238,372	104,316	(342,688)
Municipal ETF	(532)	298	234
U.S. Aggregate Bond ETF	73	3,526	(3,599)
Ultra-Short Income ETF	74,493	254,293	(328,786)
Ultra-Short Municipal Income ETF	(421)	5,253	(4,832)
USD Emerging Markets Sovereign Bond ETF	164	(1,183)	1,019

The reclassifications for the Funds relate primarily to callable bonds, investments in swap contracts and foreign currency gains or losses.

O. Recent Accounting Pronouncement — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of March 1, 2019, the amortized cost basis of investments and unrealized appreciation (depreciation) of investments of the Funds were increased (decreased) by the amounts presented in the following table. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

	Amortized Cost Basis of Investments	Unrealized Appreciation (Depreciation) of Investments
Core Plus Bond ETF	(70)	70
Corporate Bond Research Enhanced ETF	(28)	28
Global Bond Opportunities ETF	(282,217)	282,217
High Yield Research Enhanced ETF	(238,372)	238,372
Municipal ETF	532	(532)
U.S. Aggregate Bond ETF	(73)	73
Ultra-Short Income ETF	(74,493)	74,493
Ultra-Short Municipal Income ETF	421	(421)
USD Emerging Markets Sovereign Bond ETF	(164)	164

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	243

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

3. Fees and Other Transactions with Affiliates

A. Management Fee — JPMIM manages the investments of each Fund pursuant to the Fund’s respective Management Agreement. The Management Agreement was in place throughout the period ended February 29, 2020 for the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and was effective November 1, 2019 for the remainder of the Funds. For such services, JPMIM is paid a fee which is accrued daily and paid no more frequently than monthly based on each Fund’s respective average daily net assets at the following rate:

BetaBuilders 1-5 Year U.S Aggregate Bond ETF	0.05%
Core Plus Bond ETF	0.40
Corporate Bond Research Enhanced ETF	0.14
Global Bond Opportunities ETF	0.50
High Yield Research Enhanced ETF	0.24
Municipal ETF	0.24
U.S. Aggregate Bond ETF	0.07
Ultra-Short Income ETF	0.18
Ultra-Short Municipal Income ETF	0.18
USD Emerging Markets Sovereign Bond ETF	0.39

Under the Management Agreements, JPMIM is responsible for substantially all expenses of the Fund, (including expenses of the Trust relating to each Fund), except for the management fees, payments under the Funds 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, each Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with each Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through a Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by a Fund exceeds the fee payable to the Adviser, the Adviser will reimburse that Fund for such amount. For all Funds, except BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, the Management Agreement replaced the Investment Advisory Agreement, Administration Agreement and Expense Limitation Agreement mentioned below.

B. Investment Advisory Fee — Prior to November 1, 2019, pursuant to an Investment Advisory Agreement for all Funds, except the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, JPMIM managed the investments of each Fund. For such services, JPMIM was paid an investment advisory fee which was accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund was as follows:

Core Plus Bond ETF	0.30%
Corporate Bond Research Enhanced ETF	0.14
Global Bond Opportunities ETF	0.55
High Yield Research Enhanced ETF	0.30
Municipal ETF	0.24
U.S. Aggregate Bond ETF	0.07
Ultra-Short Income ETF	0.15
Ultra-Short Municipal Income ETF	0.15
USD Emerging Markets Sovereign Bond ETF	0.32

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

C. Administration Fee — JPMIM provides administration services to the Funds. Pursuant to each fund’s Management Agreement, such services were provided for the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF for the period ended February 29, 2020 and for the remainder of the Funds effective November 1, 2019. JPMIM is compensated under the Management Agreement as described in Note 3.A. Prior to November 1, 2019, pursuant to an Administration Agreement for all Funds, except the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, JPMIM provided similar administration services to the Funds. In consideration of these services, JPMIM received a fee that was accrued daily and paid monthly by each Fund at an annual rate of 0.075% of each Fund’s respective average daily net assets.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, effective November 1, 2019, JPMCB receives a portion of the management fees payable to JPMIM. Prior to November 1, 2019, JPMCB received a portion of the fees payable to the Administrator.

D. Custodian, Accounting and Transfer Agent Fees — JPMCB provides custody, accounting and transfer agency services to the Funds. For performing these services, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. For the period ended February 29, 2020 for BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and effective November 1, 2019 for the remainder of the Funds, JPMIM paid JPMCB for these services as described in Note 3.A. Prior to November 1, 2019, the Funds, except BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, paid JPMCB transaction and asset-based fees that varied according to the number of transactions and

244	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

position, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody services are included in the Custodian, Accounting and Transfer Agent fees on the SOP. With respect to the transfer agency services provided by JPMCB for each creation or redemption transaction, the Authorized Participant will generally be responsible for such associated expenses. During the period March 1, 2019 through October 31, 2019, the Funds paid no transfer agency fees to JPMCB.

Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of fund shares. Effective November 1, 2019, these fees are paid to JPMIM to offset certain custodian charges incurred by JPMIM covered under the Management Agreement. Prior to November 1, 2019, these fees were used to offset certain custodian charges incurred by the Fund for these transactions. For the period March 1, 2019 through October 31, 2019, the amount of transaction fees paid by the Authorized Participants to the Funds that were used to reimburse custodian fees were as follows:

Core Plus Bond ETF	$200
Corporate Bond Research Enhanced ETF	600
Global Bond Opportunities ETF	1,100
High Yield Research Enhanced ETF	200
Municipal ETF	2,200
U.S. Aggregate Bond ETF	3,300
Ultra-Short Income ETF	10,700
Ultra-Short Municipal Income ETF	5,200
USD Emerging Markets Sovereign Bond ETF	600

Such amounts are included in expense reimbursements from non-affiliates in the SOP.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the SOP. Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the SOP.

E. Collateral Management Fees — JPMCB provides derivatives collateral management services for Global Bond Opportunities ETF. Effective November 1, 2019, the fees for such services are paid to JPMCB by JPMIM as described in Note 3.A. Prior to November 1, 2019, the fees paid to JPMCB for such services were paid by the Funds. The amount paid directly to JPMCB by the Funds for the services is included in Collateral management fees on the SOP.

F. Waivers and Reimbursements — Prior to November 1, 2019, the Adviser had contractually agreed to waive fees and/or reimburse the Funds, except BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, to the extent that total annual operating expenses, (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses), exceeded the percentages of each Funds’ respective average daily net assets as shown in the table below:

	Expense Cap
Core Plus Bond ETF	0.40%
Corporate Bond Research Enhanced ETF	0.14
Global Bond Opportunities ETF	0.55
High Yield Research Enhanced ETF	0.24	( [1] )
Municipal ETF	0.24
U.S. Aggregate Bond ETF	0.07
Ultra-Short Income ETF	0.18
Ultra-Short Municipal Income ETF	0.18
USD Emerging Markets Sovereign Bond ETF	0.39

( [1] )	Effective September 9, 2019, the contractual expense limitation for High Yield Research Enhanced ETF was decreased from 0.40% to 0.24%.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	245

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

The expense limitation agreements were in effect for the period March 1, 2019 through October 31, 2019. For the period March 1, 2019 through October 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
Core Plus Bond ETF	$55,480	$14,665	$70,145	$28,505
Corporate Bond Research Enhanced ETF	26,034	14,114	40,148	111,044
Global Bond Opportunities ETF	192,871	94,845	287,716	—
High Yield Research Enhanced ETF	115,216	76,811	192,027	—
Municipal ETF	53,639	17,251	70,890	86,636
U.S. Aggregate Bond ETF	81,270	88,043	169,313	117,928
Ultra-Short Income ETF	2,255,731	1,503,821	3,759,552	—
Ultra-Short Municipal Income ETF	99,435	50,843	150,278	38,963
USD Emerging Markets Sovereign Bond ETF	100,000	32,480	132,480	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). For the period ended February 29, 2020 for BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and effective November 1, 2019 for the remainder of the Funds, the fees for affiliated money market funds are covered under the Management Agreement as described in Note 3.A. Prior to November 1, 2019, for each Fund, except the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, the Adviser had contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective fees and expenses of the affiliated money market funds on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amounts of these waivers resulting from investments in these money market funds for the period March 1, 2019 through October 31, 2019 were as follows:

Core Plus Bond ETF	$3,182
Corporate Bond Research Enhanced ETF	312
Global Bond Opportunities ETF	8,588
High Yield Research Enhanced ETF	3,855
Municipal ETF	1,564
U.S. Aggregate Bond ETF	903
Ultra-Short Income ETF	220,305
Ultra-Short Municipal Income ETF	2,252
USD Emerging Markets Sovereign Bond ETF	357

G. Distribution Services — The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under their respective distribution agreements with the Trust (the “Distribution Agreements”). Although the Trust does not pay any fees under the Distribution Agreements, JPMIM pays JPMDS for certain distribution related services.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. For the year period February 29, 2020 for BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and effective November 1, 2019 for the remainder of the Funds, fees associated with the Office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A. Prior to November 1, 2019, each Fund, excluding the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, along with affiliated funds, made reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the SOP.

During the year ended February 29, 2020, the Corporate Bond Research Enhanced ETF, High Yield Research Enhanced ETF, Global Bond Opportunities ETF, Municipal ETF and Ultra-Short Income ETF purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

246	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

4. Investment Transactions

During the period ended February 29, 2020, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$21,309,852	$6,317,674	$32,924,337	$11,795,771
Core Plus Bond ETF	43,535,589	25,031,887	5,303,203	1,788,695
Corporate Bond Research Enhanced ETF	22,009,970	16,109,800	3,054,737	3,514,765
Global Bond Opportunities ETF	154,406,784	164,198,608	—	2,181,312
High Yield Research Enhanced ETF	218,889,389	202,333,710	—	—
Municipal ETF	35,365,445	18,676,857	—	—
U.S. Aggregate Bond ETF	338,395,258	90,351,021	213,953,583	45,244,438
Ultra-Short Income ETF	6,035,753,128	2,317,290,908	981,630,617	630,852,306
Ultra-Short Municipal Income ETF	232,677,199	133,251,380	—	—
USD Emerging Markets Sovereign Bond ETF	61,610,254	37,124,747	—	—

For the year ended February 29, 2020, there were no in-kind transactions associated with creations and redemptions.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 29, 2020 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$36,404,601	$988,362	$2,462	$985,900
Core Plus Bond ETF	57,213,604	2,222,150	137,638	2,084,512
Corporate Bond Research Enhanced ETF	31,796,398	2,988,641	34,578	2,954,063
Global Bond Opportunities ETF	159,681,362	7,319,483	4,832,157	2,487,326
High Yield Research Enhanced ETF	173,322,206	2,032,123	3,671,209	(1,639,086)
Municipal ETF	53,876,798	3,125,617	—	3,125,617
U.S. Aggregate Bond ETF	517,667,950	20,057,440	146,913	19,910,527
Ultra-Short Income ETF	11,422,188,903	44,593,582	801,533	43,792,049
Ultra-Short Municipal Income ETF	209,652,916	636,649	1,093	635,556
USD Emerging Markets Sovereign Bond ETF	87,502,978	3,728,628	1,587,735	2,140,893

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to callable bonds, wash sale loss deferrals, mark to market of futures contracts and mark to market of forward foreign currency contracts.

The tax character of distributions paid during the period ended February 29, 2020 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$786,431	$—	$—	$786,431
Core Plus Bond ETF	1,106,186	85,096	—	1,191,282
Corporate Bond Research Enhanced ETF	1,566,538	—	—	1,566,538
Global Bond Opportunities ETF	8,337,390	—	—	8,337,390
High Yield Research Enhanced ETF	8,310,507	—	—	8,310,507
Municipal ETF	561,565	—	852,229	1,413,794
U.S. Aggregate Bond ETF	7,057,507	—	—	7,057,507
Ultra-Short Income ETF	218,564,137	—	—	218,564,137
Ultra-Short Municipal Income ETF	1,980	—	1,866,877	1,868,857
USD Emerging Markets Sovereign Bond ETF	3,288,107	—	—	3,288,107

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	247

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

The tax character of distributions paid during the year ended February 28, 2019 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Core Plus Bond ETF	$63,565	$—	$—	$63,565
Corporate Bond Research Enhanced ETF	218,355	—	—	218,355
Global Bond Opportunities ETF	9,465,447	518,430	—	9,983,877
High Yield Research Enhanced ETF	7,004,942	—	—	7,004,942
Municipal ETF	4,314	—	244,491	248,805
U.S. Aggregate Bond ETF	336,622	—	—	336,622
Ultra-Short Income ETF	68,091,573	2,323	—	68,093,896
Ultra-Short Municipal Income ETF	7,575	—	255,464	263,039
USD Emerging Markets Sovereign Bond ETF	2,651,785	—	—	2,651,785

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of February 29, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Tax Exempt Income	Unrealized Appreciation (Depreciation)
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$122,244	$—	$—	$985,900
Core Plus Bond ETF	441,094	96,274	—	2,083,280
Corporate Bond Research Enhanced ETF	340,760	64,566	—	2,943,560
Global Bond Opportunities ETF	712,069	(3,142,408)	—	1,011,316
High Yield Research Enhanced ETF	735,767	312,250	—	(1,877,458)
Municipal ETF	98,357	15,589	85,692	3,126,148
U.S. Aggregate Bond ETF	1,518,045	62,607	—	19,910,453
Ultra-Short Income ETF	21,148,801	—	—	43,717,557
Ultra-Short Municipal Income ETF	—	—	226,859	635,977
USD Emerging Markets Sovereign Bond ETF	344,360	(324,559)	—	2,140,729

For the Funds the cumulative timing differences primarily consist of callable bonds, wash sale loss deferrals, mark to market of forward foreign currency contracts, mark to market of futures contracts, straddle loss deferrals, post-October capital loss deferrals and distributions payable.

As of February 29, 2020, the following Funds had the following net capital loss carryforwards:

	Capital Loss Carryforward
	Short-Term	Long-Term
Global Bond Opportunities ETF	$959,701	$2,182,707
USD Emerging Markets Sovereign Bond ETF	324,559	—

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year.

For the year ended February 29, 2020, the Funds deferred to March 1, 2020 the following net capital losses of:

	Net Capital Losses (Gains)
	Short-Term	Long-Term
Global Bond Opportunities ETF	$439,019	$445,832
Ultra-Short Municipal Income ETF	27,516	(2,048)

During the year ended February 29, 2020, the following Funds utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
Global Bond Opportunities ETF	$223,858	$—
High Yield Research Enhanced ETF	278,732	77,763
USD Emerging Markets Sovereign Bond ETF	337,778	—

248	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

6. Capital Share Transactions

The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.

Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.

Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105%, for BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, Corporate Bond Research Enhanced ETF, Global Bond Opportunities ETF, High Yield Research Enhanced ETF, U.S. Aggregate Bond ETF, Ultra-Short Income ETF and USD Emerging Markets Sovereign Bond ETF, of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.

Authorized Participants transacting in Creation Units for cash may also pay a variable fee to compensate the relevant fund for market impact expenses relating to investing in portfolio securities. Such variable fees, if any, are included in “Proceeds from shares issued” in the Statements of Changes in Net Assets.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of February 29, 2020, the Adviser owns shares representing more than 10% of net assets of the following Funds:

% of Ownership
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	68%
Core Plus Bond ETF	49
Corporate Bond Research Enhanced ETF	79
Municipal ETF	50
USD Emerging Markets Sovereign Bond ETF	55

Significant shareholder transactions by the Adviser may impact the Funds’ performance.

The Core Plus Bond ETF, Global Bond Opportunities ETF, U.S. Aggregate Bond ETF and Ultra-Short Income ETF are subject to risks associated with securities with contractual cash flows including asset backed and mortgage-related securities such as collateralized mortgage obligations, mortgage-pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The High Yield Research Enhanced ETF invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds.”) These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Global Bond Opportunities ETF’s and USD Emerging Markets Sovereign Bond ETF’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Funds’ investments and the income they generate, as well as the Funds’ ability to repatriate such amounts.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

The Global Bond Opportunities ETF is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swaps, forward foreign currency exchange contracts and TBA securities.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	249

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Funds. Such concentrations may subject each Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Funds’ holdings. During such periods, investors may incur significant losses if shares are sold.

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and USD Emerging Markets Sovereign Bond ETF may not track the return of their underlying index for a number of reasons and therefore may not achieve their investment objective. For example, the Funds incur a number of operating expenses not applicable to their underlying index, and incur costs in buying and selling securities, especially when rebalancing the Funds’ securities holdings to reflect changes in the composition of the underlying index. In addition, each Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, the Funds’ return may differ from the return of the underlying index.

The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Events

Subsequent to February 29, 2020, High Yield Research Enhanced ETF had net redemptions of $44,002,872. This amount represented 26% of the Fund’s net assets as of February 29, 2020.

On April 27, 2020, USD Emerging Markets Sovereign Bond ETF wrote off $114,052 of interest from Ecuadorian bonds of which $59,106 was receivable as of February 29, 2020.

250	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of each of the ten funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (ten of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of February 29, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2020, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF (1)	JPMorgan Core Plus Bond ETF (2)
JPMorgan Corporate Bond Research Enhanced ETF (3)	JPMorgan Global Bond Opportunities ETF (4)
JPMorgan High Yield Research Enhanced ETF (4)	JPMorgan Municipal ETF (5)
JPMorgan U.S. Aggregate Bond ETF (3)	JPMorgan Ultra-Short Income ETF (4)
JPMorgan Ultra-Short Municipal Income ETF (6)	JPMorgan USD Emerging Markets Sovereign Bond ETF (4)

(1)	Statement of operations and statement of changes in net assets for the period March 12, 2019 (commencement of operations) through February 29, 2020
(2)

Statement of operations for the year ended February 29, 2020, and statement of changes in net assets for the year ended February 29, 2020 and the period January 28, 2019 (commencement of operations) through February 28, 2019

(3)

Statement of operations for the year ended February 29, 2020, and statement of changes in net assets for the year ended February 29, 2020 and the period December 12, 2018 (commencement of operations) through February 28, 2019

(4)	Statement of operations for the year ended February 29, 2020 and statement of changes in net assets for the years ended February 29, 2020 and February 28, 2019
(5)

Statement of operations for the year ended February 29, 2020, and statement of changes in net assets for the year ended February 29, 2020 and the period October 29, 2018 (commencement of operations) through February 28, 2019

(6)

Statement of operations for the year ended February 29, 2020, and statement of changes in net assets for the year ended February 29, 2020 and the period October 16, 2018 (commencement of operations) through February 28, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

April 28, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	251

TRUSTEES

(Unaudited)

The Funds’ Statements of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth; Positions With the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held During the Past 5 Years
Independent Trustees

Gary L. French (1951); Trustee of the Trust since 2014	Real Estate Investor (2011–present); Consultant to the Mutual Fund Industry (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011–2017).	39	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Robert J. Grassi (1957); Trustee of the Trust since 2014	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	39	None.

Thomas P. Lemke (1954); Trustee of the Trust since 2014	Retired; Executive Vice President and General Counsel, Legg Mason (2005-2013).	39	SEI family of funds (Independent Trustee of Advisors’ Inner Circle Fund III (20 portfolios) (from February 2014 to present); Independent Trustee of Winton Diversified Opportunities Fund (from December 2014 to 2018); Independent Trustee of Gallery Trust (from August 2015 to present); Independent Trustee of Schroder Series Trust (from 2017 to present) Independent Trustee of Schroder Global Series Trust (from February 2017 to present); Independent Trustee of O’Connor EQUUS (May 2014-April 2016), Independent Trustee of Winton Series Trust (December 2014-March 2017); Independent Trustee of AXA Premier VIP Trust (2014-June 2017); Independent Director of The Victory Funds (or their predecessor funds) (35 portfolios) (2014-March 2015); Symmetry Panoramic Trust (16 portfolios) (2018-present).

Lawrence R. Maffia (1950); Trustee of the Trust since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	39	Director, ICI Mutual Insurance Company (1999-2013).

Emily A. Youssouf (1951); Trustee of the Trust since 2014	Clinical Professor, NYU Schack Institute of Real Estate (2009-present); Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018), and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation; Board Member and Member of the Audit Committee and Related Parties Committee (2013-2018), Chair of Finance Committee (2019-present) and Member of the Enterprise Risk Management Committee (2015-2018), PennyMac Financial Services, Inc.	39	Trustee, NYC School Construction Authority (2009-present); Board Member, NYS Job Development Authority (2008-present); Trustee and Chair of the Audit and Finance Committee of the Transit Center Foundation (2015-2019).
Interested Trustee

Robert Deutsch (2) (1957); Chairman and Trustee of the Trust since 2014	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	39	Board of Directors of the JUST Capital Foundation (2017–present).

(1)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Thirty three series of the Trust have commenced operations.

(2)	Mr. Deutsch is an interested trustee because he was an employee of the Adviser until August 2017.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

252	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Joanna Gallegos (1975), President and Principal Executive Officer (2017)	Managing Director, Head of J.P. Morgan Asset Management’s U.S. Exchange Traded Funds business. Previously, Head of J.P. Morgan Asset Management’s ETF Product Development team from August 2013 to July 2017.

Lauren A. Paino (1973), Treasurer and Principal Financial Officer (2016)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Brian S. Shlissel (1964), Vice President (2016)

Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Paul Shield (1960), Vice President and Assistant Treasurer (2016)	Managing Director and head of Business Management for JPMorgan Asset Management’s Exchange Traded Fund platform since 2013.

Elizabeth A. Davin (1964), Secretary (2018)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Jessica K. Ditullio (1962), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2019)*

Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and

Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA

Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Gregory S. Samuels (1980), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan Lewis & Bockius (law firm) from 2012 to 2016.

Frederick J. Cavaliere (1978), Assistant Treasurer (2015)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2016; formerly, Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2010 to February 2016. Mr. Cavaliere has been with JPMorgan since May 2006.

Timothy J. Clemens (1975), Assistant Treasurer (2019)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from 2012 to May 2014.

Shannon Gaines (1977), Assistant Treasurer (2019)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

The contact address for each of officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	253

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund Shares and (2) ongoing costs, primarily management fees. The examples assume that you had a $1,000 investment at the beginning of the reporting period, September 1, 2019 and continued to hold your shares at the end of the reporting period, February 29, 2020.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Annualized Expense Ratio (1)	Expenses Paid During the Period
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
Actual	$1,000.00	$1,022.90	0.05%	$0.25
Hypothetical	1,000.00	1,024.61	0.05	0.25
JPMorgan Core Plus Bond ETF
Actual	1,000.00	1,032.80	0.38	1.92
Hypothetical	1,000.00	1,022.97	0.38	1.91
JPMorgan Corporate Bond Research Enhanced ETF
Actual	1,000.00	1,040.30	0.14	0.71
Hypothetical	1,000.00	1,024.17	0.14	0.70
JPMorgan Global Bond Opportunities ETF
Actual	1,000.00	1,011.30	0.52	2.60
Hypothetical	1,000.00	1,022.28	0.52	2.61
JPMorgan High Yield Research Enhanced ETF (formerly known as JPMorgan Disciplined High Yield ETF)
Actual	1,000.00	1,006.50	0.24	1.20
Hypothetical	1,000.00	1,023.67	0.24	1.21
JPMorgan Municipal ETF
Actual	1,000.00	1,033.10	0.23	1.16
Hypothetical	1,000.00	1,023.72	0.23	1.16
JPMorgan U.S. Aggregate Bond ETF
Actual	1,000.00	1,033.20	0.07	0.35
Hypothetical	1,000.00	1,024.52	0.07	0.35
JPMorgan Ultra-Short Income ETF
Actual	1,000.00	1,013.70	0.17	0.85
Hypothetical	1,000.00	1,024.02	0.17	0.86
JPMorgan Ultra-Short Municipal Income ETF
Actual	1,000.00	1,008.10	0.17	0.85
Hypothetical	1,000.00	1,024.02	0.17	0.86
JPMorgan USD Emerging Markets Sovereign Bond ETF
Actual	1,000.00	1,024.00	0.39	1.96
Hypothetical	1,000.00	1,022.92	0.39	1.96

(1)	Expenses are equal to each Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

254	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 29, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 29, 2020:

Long-Term Capital Gain Distribution
Core Plus Bond ETF	$85,096

Tax-Exempt Income

Each Fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income that are exempt from federal income tax for the fiscal year ended February 29, 2020:

Exempt Distributions Paid
Municipal ETF	$852,229
Ultra-Short Municipal Income ETF	1,866,877

Qualified Interest Income (QII) and Short-Term Capital Gain

Each fund listed below paid the following amount, or maximum allowable amount, of ordinary distributions treated as qualified interest income and short-term capital gain for the fiscal year ended February 29, 2020 (amounts in thousands):

	Qualified Interest Income	Short-Term Capital Gain
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$657,088	$—
Core Plus Bond ETF	884,529	177,208
Corporate Bond Research Enhanced ETF	889,135	518,547
Global Bond Opportunities ETF	3,191,280	—
High Yield Research Enhanced ETF	6,611,259	—
U.S. Aggregate Bond ETF	5,407,005	456,816
Ultra-Short Income ETF	109,084,761	—
USD Emerging Markets Sovereign Bond ETF	5,189	—

Each fund listed below had the following percentage, or the maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 29, 2020:

Income from U.S. Treasury Obligations
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	49.6%
Core Plus Bond ETF	14.9
Corporate Bond Research Enhanced ETF	0.5
Global Bond Opportunities ETF	0.5
U.S. Aggregate Bond ETF	27.4
Ultra-Short Income ETF	4.3

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	255

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. February 2020.	AN-FIETF-220

Annual Report

J.P. Morgan Exchange-Traded Funds

February 29, 2020

JPMorgan BetaBuilders MSCI US REIT ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan).

Alternatively, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from the Fund. Shares may only be subscribed and redeemed directly from the Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

PRESIDENT’S LETTER

March 27, 2020

Dear Shareholder,

Amid an unprecedented global response to the COVID-19 pandemic, we at J.P. Morgan Asset Management sincerely hope that you and those you love are healthy and safe and that your community remains vigilant, resilient and supportive during this time of great uncertainty.

“We believe one of the greatest advantages we have is our global scale and international operations, giving us the ability to shift work and resources as needed.” – Joanna M. Gallegos

At JPMorgan Chase we have resiliency plans in place for various scenarios, and we have been reviewing and applying those plans as necessary. The firm is monitoring the COVID-19 situation closely, and we continue to implement protocols and processes in response to the spread of the virus. We continue to take steps based on recommendations from relevant authorities aimed at protecting our employees, clients and businesses.

We regularly plan and exercise against various events and coordinate closely with regulators, vendors and industry parties, among others, striving for seamless and consistent execution. Throughout each year, we test our resiliency capabilities and core functions. Past events, such as hurricanes or other emergencies, have helped to prepare us for rare events, including multi-day outages. Our technology teams and systems employ distributed operating models and our client services have extensive capabilities through multiple global call centers and an array of digital channels.

We believe one of the greatest advantages we have is our global scale and international operations, giving us the ability to shift work and resources as needed. Our follow-the-sun model for many of our core functions and worldwide locations means that we can serve clients around the clock, often via multiple sites simultaneously.

We want to reassure you that everyone at J.P. Morgan Asset Management is committing their energy, knowledge and resources to the crisis at hand and it is our deepest hope that together we remain healthy in all respects. Thank you for your continued trust in our firm.

Sincerely,

Joanna M. Gallegos

President, J.P. Morgan Exchange-Traded Funds

J.P Morgan Asset Management

1-844-4JPM-ETF or jpmorgan.com/etfs for more information

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	1

JPMorgan BetaBuilders MSCI US REIT ETF

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

The real estate equity sector largely provided positive returns and outperformed the broader U.S. equity market during the reporting period. Real estate investment trusts (“REITs”) benefitted from falling interest rates in 2019 as well as from investors seeking higher yielding assets.

Financial markets largely rallied in the first months of the reporting period, but investor concerns about slowing global economic growth and an increase in U.S.-China trade tensions drove an increase in market volatility and weighed down asset prices toward the middle of the period.

By late 2019 and into early 2020, financial markets strengthened on the back of positive developments in U.S.-China trade negotiations. However, increasing investor concerns about the potential impact of the COVID-19 virus put downward pressure on U.S. equity prices at the end of the period. For the twelve months ended February 29, 2020, the S&P 500 Index returned 8.19% and the MSCI US REIT Index returned 4.15%.

2	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

JPMorgan BetaBuilders MSCI US REIT ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan BetaBuilders MSCI US REIT ETF Net Asset Value*	4.06%
Market Price**	4.18%
MSCI US REIT Index	4.15%

Net Assets as of 2/29/2020	$1,206,297,493

INVESTMENT OBJECTIVE***

The JPMorgan BetaBuilders MSCI US REIT ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the MSCI US REIT Index (the “Underlying Index”).

INVESTMENT APPROACH

The Underlying Index is a free-float adjusted market-cap weighted index made up of the stocks of publicly traded equity real estate investment trusts (REITs). Using a passive investment approach, the Fund attempts to replicate the Underlying Index as closely as possible and invests at least 80% of its assets in securities included in the Underlying Index.

HOW DID THE MARKET PERFORM?

The real estate sector provided positive returns during the reporting period. REITs benefitted from falling interest rates in 2019 as well as from investors seeking higher yielding assets. However, February closed out with a broad sell-off in financial markets amid investor concerns about the global impact of the

COVID-19 virus. For the twelve months ended February 29, 2020, the S&P 500 Index returned 8.19% and the MSCI US REIT Index returned 4.15%.

HOW DID THE FUND PERFORM?

For the twelve months ended February 29, 2020, the Fund performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s exposures to the specialized and residential REIT sectors were leading contributors to absolute performance. The Fund’s and the Underlying Index’s exposures to the hotel & resort REIT and retail sectors were leading detractors from absolute performance.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the specialized and residential REIT sectors and the smallest allocations were to the diversified and the hotel & resorts REIT sectors.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	3

JPMorgan BetaBuilders MSCI US REIT ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Prologis, Inc.	6.4%
2.	Equinix, Inc.	5.0
3.	Simon Property Group, Inc.	3.9
4.	Public Storage	3.4
5.	Welltower, Inc.	3.1
6.	AvalonBay Communities, Inc.	2.9
7.	Equity Residential	2.9
8.	Digital Realty Trust, Inc.	2.6
9.	Realty Income Corp.	2.4
10.	Ventas, Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR****
Apartments	23.5%
Industrial	17.2
Health Care	11.9
Office	11.8
Diversified	8.6
Storage	8.4
Shopping Centers	5.2
Regional Malls	4.5
Hotels	4.1
Short-Term Investments	4.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $82.62 as of February 29, 2020.
**	Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of February 29, 2020, the closing price was $82.73.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 29, 2020. The Fund’s composition is subject to change.

4	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2020 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
Net Asset Value	June 15, 2018	4.06%	7.89%
Market Price		4.18%	7.97%

LIFE OF FUND PERFORMANCE (6/15/18 TO 2/29/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on June 15, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders MSCI US REIT ETF and the MSCI US REIT Index from June 15, 2018 to February 29, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI US REIT Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Underlying Index is a free-float adjusted market-cap weighted index designed to measure the performance of U.S. equity real estate investment trust (REIT) securities. The Underlying Index is made up of the stocks of publicly traded U.S. equity REITs, as determined by MSCI Inc., the index provider. To be included initially in the Underlying Index, an equity REIT must meet certain criteria established by the index provider, including meeting a minimum market capitalization threshold as well as a liquidity threshold based on a number of factors, including trading volume and frequency of trading. Equity REITs in the Underlying Index tend to be small- and mid-cap stocks, and may include Health Care REITs, Hotel & Resort REITs, Industrial REITs, Office REITs, Residential REITs, Retail REITs, Diversified REITs and certain Specialized REITs. Specialized REITs that may be included in the Underlying Index own and/or operate (i) storage and self-storage facilities, (ii) data centers, (iii) correctional facilities, (iv) theaters, (v) casinos and gaming facilities or (vi) restaurants.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	5

JPMorgan BetaBuilders MSCI US REIT ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

Investments	Shares	Value ($)
COMMON STOCKS — 99.5%

Apartments — 24.6%
Agree Realty Corp., REIT(a)	55,010	3,950,818
American Campus Communities, Inc., REIT	178,216	7,741,703
American Homes 4 Rent, Class A, REIT	350,283	9,068,827
Apartment Investment & Management Co., Class A, REIT	193,105	9,238,143
AvalonBay Communities, Inc., REIT	181,144	36,335,675
Camden Property Trust, REIT	125,592	13,310,240
Equity LifeStyle Properties, Inc., REIT	224,354	15,330,109
Equity Residential, REIT	481,653	36,172,140
Essential Properties Realty Trust, Inc., REIT	105,101	2,407,864
Essex Property Trust, Inc., REIT	85,709	24,286,502
Front Yard Residential Corp., REIT	66,390	841,825
Getty Realty Corp., REIT	45,423	1,287,288
Independence Realty Trust, Inc., REIT	117,892	1,563,248
Investors Real Estate Trust, REIT	15,077	1,062,175
Invitation Homes, Inc., REIT	697,380	20,007,832
Mid-America Apartment Communities, Inc., REIT	147,945	19,123,371
National Retail Properties, Inc., REIT	222,617	11,320,074
NexPoint Residential Trust, Inc., REIT	25,975	1,155,887
Preferred Apartment Communities, Inc., Class A, REIT	50,945	486,015
Realty Income Corp., REIT	422,722	30,600,846
Spirit Realty Capital, Inc., REIT	129,351	5,885,471
STORE Capital Corp., REIT	289,317	9,506,957
Sun Communities, Inc., REIT	120,210	18,377,705
UDR, Inc., REIT	380,095	17,096,673

		296,157,388

Diversified — 8.9%
Alexander & Baldwin, Inc., REIT	89,034	1,673,839
American Assets Trust, Inc., REIT	66,100	2,739,845
American Finance Trust, Inc., REIT(a)	138,472	1,440,109
Armada Hoffler Properties, Inc., REIT	71,884	1,204,776
Colony Capital, Inc., REIT	600,083	2,376,329
CoreCivic, Inc., REIT	144,038	2,133,203
CorePoint Lodging, Inc., REIT	41,982	334,177
Cousins Properties, Inc., REIT	190,352	6,793,663
Duke Realty Corp., REIT	476,745	15,479,910
EPR Properties, REIT	101,762	6,028,381
Four Corners Property Trust, Inc., REIT	89,387	2,564,513
Gaming and Leisure Properties, Inc., REIT	264,537	11,816,868
GEO Group, Inc. (The), REIT	157,296	2,302,813
Gladstone Commercial Corp., REIT	40,505	764,329
Global Net Lease, Inc., REIT	116,029	2,140,735
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT(a)	85,200	2,892,540
iStar, Inc., REIT(a)	80,632	1,219,962
Lexington Realty Trust, REIT	289,346	3,000,518
One Liberty Properties, Inc., REIT	19,358	466,528
PS Business Parks, Inc., REIT	26,689	3,964,651
UMH Properties, Inc., REIT	47,688	691,953
VICI Properties, Inc., REIT	597,933	14,984,201

Investments	Shares	Value ($)

Diversified — continued
Washington, REIT	104,533	2,806,711
Whitestone, REIT	47,432	582,939
WP Carey, Inc., REIT(a)	223,445	17,296,877

		107,700,370

Health Care — 12.5%
CareTrust REIT, Inc., REIT	123,939	2,586,607
Community Healthcare Trust, Inc., REIT	24,862	1,184,177
Diversified Healthcare Trust, REIT	253,369	1,593,691
Global Medical REIT, Inc., REIT	52,826	737,979
Healthcare Realty Trust, Inc., REIT	173,458	5,949,609
Healthcare Trust of America, Inc., Class A, REIT	268,724	8,368,065
Healthpeak Properties, Inc., REIT	641,962	20,311,678
LTC Properties, Inc., REIT	51,559	2,311,390
Medical Properties Trust, Inc., REIT	671,128	14,180,935
National Health Investors, Inc., REIT	57,017	4,659,999
New Senior Investment Group, Inc., REIT	107,606	653,168
Omega Healthcare Investors, Inc., REIT	283,400	11,222,640
Physicians Realty Trust, REIT	244,283	4,607,177
Sabra Health Care REIT, Inc., REIT	251,232	4,911,586
Universal Health Realty Income Trust, REIT	16,950	1,825,854
Ventas, Inc., REIT	483,444	25,994,784
Welltower, Inc., REIT	526,275	39,375,896

		150,475,235

Hotels — 4.3%
Apple Hospitality REIT, Inc., REIT(a)	275,828	3,605,072
Ashford Hospitality Trust, Inc., REIT	125,816	271,763
Braemar Hotels & Resorts, Inc., REIT	33,958	249,931
Chatham Lodging Trust, REIT	60,862	848,416
DiamondRock Hospitality Co., REIT	259,658	2,368,081
Hersha Hospitality Trust, REIT(a)	41,207	475,117
Host Hotels & Resorts, Inc., REIT	930,191	13,469,166
MGM Growth Properties LLC, Class A, REIT	147,609	4,236,378
Park Hotels & Resorts, Inc., REIT	280,225	5,116,909
Pebblebrook Hotel Trust, REIT(a)	149,239	3,016,120
RLJ Lodging Trust, REIT	222,735	2,942,329
Ryman Hospitality Properties, Inc., REIT	63,391	4,406,308
Service Properties Trust, REIT(a)	213,443	3,859,050
Summit Hotel Properties, Inc., REIT	136,401	1,264,437
Sunstone Hotel Investors, Inc., REIT	291,641	3,193,469
Xenia Hotels & Resorts, Inc., REIT	146,098	2,185,626

		51,508,172

Industrial — 18.0%
CoreSite Realty Corp., REIT	48,881	5,070,426
CyrusOne, Inc., REIT	146,818	8,894,234
Digital Realty Trust, Inc., REIT(a)	270,714	32,515,459
EastGroup Properties, Inc., REIT	49,818	6,263,617
Equinix, Inc., REIT	109,764	62,872,819
First Industrial Realty Trust, Inc., REIT	164,658	6,339,333
Industrial Logistics Properties Trust, REIT	84,542	1,746,638
Innovative Industrial Properties, Inc., REIT(a)	21,518	1,978,365

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

Investments	Shares	Value ($)
COMMON STOCKS — continued

Industrial — continued
Monmouth Real Estate Investment Corp., REIT	119,492	1,696,786
Prologis, Inc., REIT	953,345	80,347,917
STAG Industrial, Inc., REIT	172,448	4,825,095
Terreno Realty Corp., REIT	86,914	4,768,971

		217,319,660

Office — 12.3%
Alexandria Real Estate Equities, Inc., REIT	149,352	22,683,582
Boston Properties, Inc., REIT	200,547	25,858,530
Brandywine Realty Trust, REIT	228,528	3,103,410
City Office REIT, Inc., REIT	70,748	820,677
Columbia Property Trust, Inc., REIT	151,619	2,859,534
Corporate Office Properties Trust, REIT	145,342	3,682,966
Douglas Emmett, Inc., REIT	216,059	8,249,133
Easterly Government Properties, Inc., REIT	96,186	2,286,341
Empire State Realty Trust, Inc., Class A, REIT	198,350	2,320,695
Equity Commonwealth, REIT	158,138	4,975,021
Franklin Street Properties Corp., REIT(a)	139,080	991,640
Highwoods Properties, Inc., REIT	134,557	6,038,918
Hudson Pacific Properties, Inc., REIT	200,985	6,487,796
JBG SMITH Properties, REIT	165,267	6,061,994
Kilroy Realty Corp., REIT	137,499	9,994,802
Mack-Cali Realty Corp., REIT	117,450	2,229,201
Office Properties Income Trust, REIT	52,782	1,537,540
Paramount Group, Inc., REIT	242,366	2,944,747
Piedmont Office Realty Trust, Inc., Class A, REIT(a)	163,143	3,522,257
SL Green Realty Corp., REIT	103,904	8,150,230
VEREIT, Inc., REIT	1,384,809	11,992,446
Vornado Realty Trust, REIT	222,782	11,936,660

		148,728,120

Regional Malls — 4.7%
Macerich Co. (The), REIT(a)	115,243	2,353,262
Simon Property Group, Inc., REIT	398,003	48,986,209
Tanger Factory Outlet Centers, Inc., REIT(a)	99,620	1,193,448
Taubman Centers, Inc., REIT	79,404	4,133,772
Washington Prime Group, Inc., REIT(a)	72,900	200,475

		56,867,166

Shopping Centers — 5.4%
Acadia Realty Trust, REIT	112,774	2,575,758
Alexander’s, Inc., REIT	2,981	927,091
Brixmor Property Group, Inc., REIT	386,311	7,034,723
Cedar Realty Trust, Inc., REIT	115,459	299,039
Federal Realty Investment Trust, REIT	97,954	11,395,968
Kimco Realty Corp., REIT	547,642	9,501,589
Kite Realty Group Trust, REIT	108,920	1,759,058
Regency Centers Corp., REIT(a)	217,333	12,483,607
Retail Opportunity Investments Corp., REIT	150,449	2,256,735
Retail Properties of America, Inc., Class A, REIT	277,114	2,901,384

Investments	Shares	Value ($)

Shopping Centers — continued
Retail Value, Inc., REIT	21,443	595,901
RPT Realty, REIT	104,249	1,351,067
Saul Centers, Inc., REIT	17,977	773,191
Seritage Growth Properties, Class A, REIT(a)	45,379	1,560,130
SITE Centers Corp., REIT	201,093	2,314,580
Urban Edge Properties, REIT(a)	157,229	2,547,110
Urstadt Biddle Properties, Inc., Class A, REIT	38,770	799,050
Weingarten Realty Investors, REIT	158,546	4,269,644

		65,345,625

Storage — 8.8%
Americold Realty Trust, REIT	236,282	7,246,769
CubeSmart, REIT	251,044	7,599,102
Extra Space Storage, Inc., REIT(a)	167,977	16,858,172
Iron Mountain, Inc., REIT(a)	372,430	11,325,596
Jernigan Capital, Inc., REIT	28,842	516,848
Life Storage, Inc., REIT	60,515	6,530,174
National Storage Affiliates Trust, REIT	76,951	2,596,327
Public Storage, REIT	203,907	42,641,032
QTS Realty Trust, Inc., Class A, REIT(a)	75,365	4,233,252
Rexford Industrial Realty, Inc., REIT	143,862	6,728,426

		106,275,698

TOTAL COMMON STOCKS (Cost $1,282,861,544)		1,200,377,434

SHORT-TERM INVESTMENTS — 5.1%

INVESTMENT COMPANIES — 0.9%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.44%(b)(c)(Cost $10,488,851)	10,488,851	10,488,851

INVESTMENT OF CASH COLLATERAL FROM SECURITIES LOANED — 4.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.73%(b)(c)	45,995,600	46,004,799
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.51%(b)(c)	4,817,421	4,817,421

TOTAL INVESTMENT OF CASH COLLATERAL FROM SECURITIES LOANED (Cost $50,822,220)		50,822,220

TOTAL SHORT-TERM INVESTMENTS (Cost $61,311,071)		61,311,071

Total Investments — 104.6% (Cost $1,344,172,615)		1,261,688,505
Liabilities in Excess of Other Assets — (4.6)%		(55,391,012)

Net Assets — 100.0%		1,206,297,493

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	7

JPMorgan BetaBuilders MSCI US REIT ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

Abbreviations
REIT	RealEstate Investment Trust
(a)	Thesecurity or a portion of this security is on loan at February 29, 2020. The total value of securities on loan at February 29, 2020 is $48,212,796.
(b)	Investmentin an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	Therate shown is the current yield as of February 29, 2020.

Futures contracts outstanding as of February 29, 2020:
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
DJ US Real Estate Index	166	03/2020	USD	5,731,980	(230,899)

Abbreviations
USD	UnitedStates Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

STATEMENT OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2020

JPMorgan BetaBuilders MSCI US REIT ETF
ASSETS:
Investments in non-affiliates, at value	$1,200,377,434
Investments in affiliates, at value	10,488,851
Investments of cash collateral received from securities loaned, at value (See Note 2.D.)	50,822,220
Deposits at broker for futures contracts	476,000
Receivables:
Investment securities sold	4,013,766
Fund shares sold	2,117,231
Dividends from non-affiliates	902,981
Dividends from affiliates	10,298
Securities lending income (See Note 2.D.)	20,809

Total Assets	1,269,229,590

LIABILITIES:
Payables:
Due to custodian	1,345
Investment securities purchased	11,682,726
Collateral received on securities loaned (See Note 2.D.)	50,822,220
Variation margin on futures contracts	306,193
Accrued liabilities:
Management fees (See Note 3.A.)	105,203
Other	14,410

Total Liabilities	62,932,097

Net Assets	$1,206,297,493

NET ASSETS:
Paid-in-Capital	$1,286,421,516
Total distributable earnings (loss)	(80,124,023)

Total Net Assets	$1,206,297,493

Outstanding number of shares (unlimited number of shares authorized — par value $0.0001)	14,600,000

Net asset value, per share	$82.62

Cost of investments in non-affiliates	$1,282,861,544
Cost of investments in affiliates	10,488,851
Investment securities on loan, at value (See Note 2.D.)	48,212,796
Cost of investment of cash collateral (See Note 2.D.)	50,822,220

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	9

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 29, 2020

JPMorgan BetaBuilders MSCI US REIT ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$2,367
Dividend income from non-affiliates	18,784,680
Dividend income from affiliates	44,701
Income from securities lending (net) (See Note 2.D.)	110,605

Total investment income	18,942,353

EXPENSES:
Management fees (See Note 3.A.)	420,636
Investment advisory fees (See Note 3.B.)	300,955
Administration fees (See Note 3.C.)	188,096
Interest expense to affiliates	38
Professional fees	30,491
Trustees’ and Chief Compliance Officer’s fees	4,738
Shareholder communication costs	25,770
Registration and filing fees	16,095
Custodian, Accounting and Transfer Agent fees (See Note 3.D.)	38,688
Insurance expense	1,109
Offering costs (See Note 2.F.)	4,660
Other	613

Total expenses	1,031,889

Less fee waived (See Note 3.E.)	(323,004)
Less expense reimbursements from non-affiliates (See Note 3.D.)	(14,800)

Net expenses	694,085

Net investment income (loss)	18,248,268

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(776,124)
In-kind redemptions of investments in non-affiliates	23,031,262
Futures contracts	(387,763)

Net realized gain (loss)	21,867,375

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(88,943,801)
Futures contracts	(278,923)

Change in net unrealized appreciation/depreciation	(89,222,724)

Net realized/unrealized gains (losses)	(67,355,349)

Change in net assets resulting from operations	$(49,107,081)

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan BetaBuilders MSCI US REIT ETF
	Year Ended February 29, 2020	Period Ended February 28, 2019 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18,248,268	$2,151,788
Net realized gain (loss)	21,867,375	1,203,906
Change in net unrealized appreciation/depreciation	(89,222,724)	6,507,715

Change in net assets resulting from operations	(49,107,081)	9,863,409

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(15,092,951)	(1,574,130)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,134,468,601	127,739,645

NET ASSETS:
Change in net assets	1,070,268,569	136,028,924
Beginning of period	136,028,924	—

End of period	$1,206,297,493	$136,028,924

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$1,284,582,953	$141,407,612
Cost of shares Redeemed	(150,114,352)	(13,667,967)

Total change in net assets resulting from capital transactions	$1,134,468,601	$127,739,645

SHARE TRANSACTIONS:
Issued	14,625,000	1,850,000
Redeemed	(1,700,000)	(175,000)

Net increase in shares from share transactions	12,925,000	1,675,000

(a)	Commencement of operations was June 15, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions

JPMorgan BetaBuilders MSCI US REIT ETF
Year Ended February 29, 2020	$81.21	$2.55	$0.80	(g)	$3.35	$(1.85)	$(0.09)	$(1.94)
June 15, 2018 (h) through February 28, 2019	75.67	1.85	5.10		6.95	(1.35)	(0.06)	(1.41)

(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)

Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)

Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor.

(g)

Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

(h)	Commencement of operations.
(i)

Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

Ratios/Supplemental data
						Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)		Net assets, end of period	Net expenses		Net investment income (loss)	Expenses without waivers and reimbursements (f)		Portfolio turnover rate (c)

$82.62	$82.73	4.06%	4.18%		$1,206,297,493	0.11%		2.88%	0.16%		5%
81.21	81.22	9.40	9.41	(i)	136,028,924	0.11	(j)	3.37	0.40	(j)	5

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	13

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020

1. Organization

J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. JPMorgan BetaBuilders MSCI US REIT ETF (the “Fund” or the “MSCI US REIT ETF”) is a separate diversified series of the Trust covered in this report.

The Fund commenced operations on June 15, 2018. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the MSCI US REIT Index.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

Shares of the Fund are listed and traded at market price on the Cboe BZX Exchange, Inc. Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems its shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, typically 25,000 shares, referred to as “Creation Units”.

Creation Units are issued and redeemed principally in-kind for a basket of securities. A cash amount may be substituted if the Fund has sizeable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Fund (each, an “Authorized Participant”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAV of the Fund is calculated on a valuation date.

Investments in open-end investment companies excluding exchange-traded funds (“ETFs”), (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

14	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,261,688,505	$—	$—	$1,261,688,505

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(230,899)	$—	$—	$(230,899)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAV of the Fund.

As of February 29, 2020, the Fund had no investments in restricted securities.

C. Futures Contracts — The Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations (“SOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the SOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities (“SAL”). A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the SAL.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the SAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts activity during the year ended February 29, 2020: Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts — Equity:
Average Notional Balance Long	$3,127,767
Ending Notional Balance Long	5,731,980

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

D. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the SOP as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the SOP.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the SAL. The value of the cash collateral received is recorded as a liability on the SAL and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Fund’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collated received or posted by the Fund as of February 29, 2020.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$48,212,796	$(48,212,796)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Fund’s investment in JPMorgan U.S. Government Money Market Fund in the amount of $3,627. JPMIM voluntarily waived management fees and investment advisory fees charged to the Fund to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the SOP as Income from securities lending (net).

E. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the year ended February 29, 2020
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2020	Shares at February 29, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.73% (a)(b)	$—	$175,000,000	$129,000,000	$4,799	*	$—	$46,004,799	45,995,600	$180,791	*	$—

16	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

For the year ended February 29, 2020
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2020	Shares at February 29, 2020	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.51% (a)(b)	$132,381	$133,961,900	$129,276,860	$—	$—	$4,817,421	4,817,421	$94,646	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.44% (a)(b)	1,275,554	45,624,402	36,411,105	—	—	10,488,851	10,488,851	44,701		—

Total	$1,407,935	$354,586,302	$294,687,965	$4,799	$—	$61,311,071		$320,138		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2020.
*	Amount is included on the SOP as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

F. Offering and Organizational Costs — Total offering costs of $16,048 incurred in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, are recorded as an expense at the time the Fund commenced operations. For the year ended February 29, 2020, total offering costs amortized were $4,660.

Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees on the SOP.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

H. Allocation of Expenses — Prior to November 1, 2019, expenses directly attributable to the Fund were charged directly to the Fund, while the expenses attributable to more than one fund of the Trust were allocated among the applicable funds.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of February 29, 2020, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns since inception remain subject to examination by the Internal Revenue Service.

J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$23,336,790	$824,362	$(24,161,152)

The reclassifications for the Fund relate primarily to redemptions in-kind.

3. Fees and Other Transactions with Affiliates

A. Management Fee — Effective November 1, 2019, JPMIM manages the investments of the Fund pursuant to the Management Agreement. For such services, JPMIM is paid a fee, which is accrued daily and paid monthly at an annual rate of 0.11% of the Fund’s average daily net assets. Under the Management Agreement, JPMIM is responsible for substantially all expenses of the Fund (including expenses of the Trust relating to the Fund) except for the management fee, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holdings shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees associated with the Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through the Fund’s payment of such expenses and a corresponding reduction of the fee payable to the Adviser, provided, however, that if the amount of expenses paid by the Fund exceeds the fee payable to the Adviser, the Adviser will reimburse the Fund for such amount. The Management Agreement replaced the Investment Advisory Agreement, Administration Agreement and Expense Limitation Agreement mentioned below.

B. Investment Advisory Fee — Prior to November 1, 2019, pursuant to an Investment Advisory Agreement, JPMIM managed the investments of the Fund. For such services, JPMIM was paid a fee which was accrued daily and paid monthly at an annual rate of 0.12% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

C. Administration Fee — Effective November 1, 2019, JPMIM provides administration services to the Fund pursuant to the Management Agreement for the Fund and is compensated as described in Note 3.A. Prior to November 1, 2019, pursuant to an Administration Agreement, JPMIM provided certain administration services to the Fund. In consideration of these services, JPMIM received a fee that was accrued daily and paid monthly at an annual rate of 0.075% of the Fund’s net assets.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, effective November 1, 2019, JPMCB receives a portion of the fees payable to JPMIM. Prior to November 1, 2019, JPMCB received a portion of the fees payable to the Administrator.

D. Custodian, Accounting and Transfer Agent Fees — JPMCB provides custody, accounting and transfer agency services to the Fund. For performing these services, effective November 1, 2019, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses as described in Note 3.A. Prior to November 1, 2019, the Fund paid JPMCB transaction and asset-based fees that varied according to the number of transactions and positions, plus out-of-pocket expenses. The amount paid directly to JPMCB by the Fund for custody services are included in the Custodian, Accounting and Transfer Agent fees on the SOP. With respect to the transfer agency services provided by JPMCB for each creation or redemption transaction, the Authorized Participant will generally be responsible for such associated expenses. During the period March 1, 2019 through October 31, 2019, the Fund paid no transfer agency fees to JPMCB.

Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of fund shares. Effective November 1, 2019, these fees are paid to JPMIM to offset certain custodian charges incurred by JPMIM covered under the Management Agreement. Prior to November 1, 2019, these fees were used to offset certain custodian charges incurred by the Fund for these transactions. For the period March 1, 2019 through October 31, 2019, the amount of transaction fees paid by the Authorized Participants to the Fund that were used to reimburse custodian fees were $14,800.

Such amounts are included in expense reimbursements from non-affiliates on the SOP.

Interest income earned on cash balances at the custodian, if any, is included in income from affiliates on the SOP. Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the SOP.

E. Waivers and Reimbursements — Prior to November 1, 2019, JPMIM had contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses, (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses), exceed 0.11% of the Fund’s average daily net assets.

18	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

The contractual expense limitation was in effect for the period March 1, 2019 through October 31, 2019.

For the period March 1, 2019 through October 31, 2019, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total
$193,089	$128,726	$321,815

Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). Effective November 1, 2019, the fees for the affiliated money market funds are covered under the Management Agreement as described in Note 3.A Prior to November 1, 2019, JPMIM contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds, except for investments of securities lending collateral.

The amount of the waivers resulting from investments in the money market fund for the period March 1, 2019 through October 31, 2019 was $1,189.

F. Distribution Services — The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. JPMDS receives no fees for their distribution services under their respective distribution agreements with the Trust (the “Distribution Agreements”). Although the Trust does not pay any fees under the Distribution Agreements, JPMIM pays JPMDS for certain distribution related services.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. Effective November 1, 2019, the fees associated with the Office of the Chief Compliance Officer are paid by JPMIM as described in Note 3.A. Prior to November 1, 2019, the Fund, along with affiliated funds, made reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the SOP.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended February 29, 2020, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$51,196,767	$28,432,894

During the year ended February 29, 2020, there were no purchases or sales of U.S. Government securities.

For the year ended February 29, 2020, in-kind transactions associated with creations and redemptions were as follows:

In-Kind Creations	In-Kind Redemptions
$1,262,940,805	$148,236,400

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 29, 2020 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,345,696,108	$13,098,503	$97,337,005	$(84,238,502)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended February 29, 2020 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$13,846,312	$1,246,639	$15,092,951

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

The tax character of distributions paid during the year ended February 28, 2019 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$1,480,354	$93,776	$1,574,130

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of February 29, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Unrealized Appreciation (Depreciation)
$5,892,994	$(84,238,502)

The cumulative timing differences primarily consist of post-October capital loss deferrals and wash sale loss deferrals.

At February 29, 2020, the Fund did not have any net capital loss carryforwards.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 29, 2020, the Fund deferred to March 1, 2020 the following net capital losses of:

Net Capital Losses
Short-Term	Long-Term
$1,306,840	$471,676

6. Capital Share Transactions

The Trust issues and redeems shares of the Fund only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.

Shares of the Fund may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Fund’s shares outstanding, and act as executing or clearing broker for investment transactions on behalf of the Fund. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that has not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Significant shareholder transactions by the Adviser may impact the Fund’s performance.

Because the Fund may invest a significant portion of its assets in REITs, the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Fund’s holdings. During such periods, investors may incur significant losses if shares are sold.

The Fund may not track the return of the underlying index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to its underlying index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the underlying index. In addition, a Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, the Fund’s return differs from the return of the underlying index.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

20	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

The Fund is subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of JPMorgan BetaBuilders MSCI US REIT ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan BetaBuilders MSCI US REIT ETF (one of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, hereafter referred to as the “Fund”) as of February 29, 2020, the related statement of operations for the year ended February 29, 2020 and the statements of changes in net assets and the financial highlights for the year ended February 29, 2020 and for the period June 15, 2018 (commencement of operations) through February 28, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year ended February 29, 2020, and the changes in its net assets and the financial highlights for the year ended February 29, 2020 and for the period June 15, 2018 (commencement of operations) through February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

April 28, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

22	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

TRUSTEES

(Unaudited)

The Funds’ Statements of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth; Positions With the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held During the Past 5 Years
Independent Trustees

Gary L. French (1951); Trustee of the Trust since 2014	Real Estate Investor (2011–present); Consultant to the Mutual Fund Industry (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011–2017).	39	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Robert J. Grassi (1957); Trustee of the Trust since 2014	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	39	None.

Thomas P. Lemke (1954); Trustee of the Trust since 2014	Retired; Executive Vice President and General Counsel, Legg Mason (2005-2013).	39	SEI family of funds (Independent Trustee of Advisors’ Inner Circle Fund III (20 portfolios) (from February 2014 to present); Independent Trustee of Winton Diversified Opportunities Fund (from December 2014 to 2018); Independent Trustee of Gallery Trust (from August 2015 to present); Independent Trustee of Schroder Series Trust (from 2017 to present) Independent Trustee of Schroder Global Series Trust (from February 2017 to present); Independent Trustee of O’Connor EQUUS (May 2014-April 2016), Independent Trustee of Winton Series Trust (December 2014-March 2017); Independent Trustee of AXA Premier VIP Trust (2014-June 2017); Independent Director of The Victory Funds (or their predecessor funds) (35 portfolios) (2014-March 2015); Symmetry Panoramic Trust (16 portfolios) (2018-present).

Lawrence R. Maffia (1950); Trustee of the Trust since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	39	Director, ICI Mutual Insurance Company (1999-2013).

Emily A. Youssouf (1951); Trustee of the Trust since 2014	Clinical Professor, NYU Schack Institute of Real Estate (2009-present); Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018), and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation; Board Member and Member of the Audit Committee and Related Parties Committee (2013-2018), Chair of Finance Committee (2019-present) and Member of the Enterprise Risk Management Committee (2015-2018), PennyMac Financial Services, Inc.	39	Trustee, NYC School Construction Authority (2009-present); Board Member, NYS Job Development Authority (2008-present); Trustee and Chair of the Audit and Finance Committee of the Transit Center Foundation (2015-2019).
Interested Trustee

Robert Deutsch (2) (1957); Chairman and Trustee of the Trust since 2014	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	39	Board of Directors of the JUST Capital Foundation (2017–present).

(1)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Thirty three series of the Trust have commenced operations.

(2)	Mr. Deutsch is an interested trustee because he was an employee of the Adviser until August 2017.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	23

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Joanna Gallegos (1975), President and Principal Executive Officer (2017)	Managing Director, Head of J.P. Morgan Asset Management’s U.S. Exchange Traded Funds business. Previously, Head of J.P. Morgan Asset Management’s ETF Product Development team from August 2013 to July 2017.

Lauren A. Paino (1973), Treasurer and Principal Financial Officer (2016)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Brian S. Shlissel (1964), Vice President (2016)

Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Paul Shield (1960), Vice President and Assistant Treasurer (2016)	Managing Director and head of Business Management for JPMorgan Asset Management’s Exchange Traded Fund platform since 2013.

Elizabeth A. Davin (1964), Secretary (2018)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Jessica K. Ditullio (1962), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2019)*

Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and

Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA

Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Gregory S. Samuels (1980), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan Lewis & Bockius (law firm) from 2012 to 2016.

Frederick J. Cavaliere (1978), Assistant Treasurer (2015)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2016; formerly, Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2010 to February 2016. Mr. Cavaliere has been with JPMorgan since May 2006.

Timothy J. Clemens (1975), Assistant Treasurer (2019)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from 2012 to May 2014.

Shannon Gaines (1977), Assistant Treasurer (2019)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

The contact address for each of officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

24	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, including investment advisory fees, administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period September 1, 2019 and continued to hold your shares at the end of the reporting period, February 29, 2020.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Annualized Expense Ratio (1)	Expenses Paid During the Period
JPMorgan BetaBuilders MSCI US REIT ETF
Actual	$1,000.00	$950.20	0.11%	$0.53
Hypothetical	$1,000.00	$1,024.32	0.11%	$0.55

(1)	Expenses are equal to each Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

FEBRUARY 29, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	25

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended February 29, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Long-Term Capital Gain

The Fund distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the period ended February 29, 2020:

Long-Term Capital Gain Distribution
$1,246,639	*

*	Included in this amount is unrecaptured Section 1250 gains of $284,566.

Section 199A Income

The Fund had the following amount, or maximum allowable amount, of ordinary income distributions treated as section 199A dividends for the period ended February 29, 2020:

$10,940,394

Qualified Dividend Income (QDI)

The Fund had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the period ended February 29, 2020:

Qualified Dividend Income
$50,301

26	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 29, 2020

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management businesses of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. February 2020.	AN-RETF-220

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial experts are Gary L. French, Robert J. Grassi, Thomas P. Lemke, Lawrence R. Maffia and EmilyA. Youssouf, each of which is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2020 – $646,000

2019 – $491,000

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2020 – $64,752

2019 – $59,500

Audit-related fees consist of security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2020 – $156,012

2019 – $140,826

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 29, 2020 and 2019, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2020 – $0

2019 – $0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2020 – 0.0%

2019 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2019 – $27.9 million

2018 – $32.2 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Gary L. French, Robert J. Grassi, Thomas P. Lemke, Lawrence R. Maffia and Emily A. Youssouf.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b))

and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes- Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Exchange-Traded Fund Trust

By:	/s/ Joanna M. Gallegos
Joanna M. Gallegos
President and Principal Executive Officer May 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joanna M. Gallegos
Joanna M. Gallegos
President and Principal Executive Officer
May 6, 2020

By:	/s/ Lauren A. Paino
Lauren A. Paino
Treasurer and Principal Financial Officer
May 6, 2020